UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 - December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2021

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-ANN-1220x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	28
MULTI-HEDGE STRATEGIES FUND	37
COMMODITIES STRATEGY FUND	60
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	68
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
OTHER INFORMATION	85
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	87
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	93

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2021

The Global Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ●See the prospectus for more information on these and additional risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities.● See the prospectus for more information on these and additional risks.

The Commodities Strategy Fund is subject may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2021

During the 12-month period ended December 31, 2021, the S&P 500 Index reached all-time highs as investors largely brushed off concerns about new COVID-19 variants, global supply chain disruptions, inflationary fears, and other worrying factors that resulted in little more than brief selloffs before the index resumed its upward march.

The economic recovery made considerable progress in 2021 with the help of COVID-19 vaccines and enormous policy stimulus. We expect policymakers, led by the Federal Reserve (the “Fed”), will begin to scale back their support in 2022. However, because of their dovish policy framework, the Fed is deliberately “behind the curve.” As such, we expect real interest rates could remain negative in the near term, supporting above-potential economic growth and risk asset returns. Eventually an overheated economy will require that the Fed apply the brakes more firmly, but we believe that will be a greater concern in 2023.

U.S. real gross domestic product (“GDP”) slowed to 2.3% in the third quarter of 2021, but output has now fully recovered and now exceeds its supply side potential. We believe growth could bounce back to a robust 6–7% in the fourth quarter and remain well above potential in 2022, which would ensure a continued rapid decline in the unemployment rate.

A rapidly tightening labor market will put further pressure on wages, which are already surging. The Employment Cost Index, which is a measure of wage growth given that it controls for compositional changes (e.g. low paid industries losing jobs disproportionately), saw the largest quarterly gain in over 30 years in the third quarter reading. The share of businesses reporting plans to raise wages is also spiking, which suggests that further wage gains are in the pipeline.

As a result, the inflation narrative is evolving from a focus on the series of “transitory” shocks of 2021 to a focus on accelerating wage growth and housing inflation. While we believe that overall inflation will slow in 2022 as durable goods prices recede, core inflation should remain meaningfully above the Fed’s 2.0% target. We therefore expect that the Fed will deliver four rate increases in 2022, starting in March, and begin the process of quantitative tightening.

A key risk to our positive outlook is China, where massive property and credit imbalances threaten to unravel. Real GDP growth in 2021 slowed to a pace of just 4.0%, the weakest in the modern era excluding the first half of 2020. However, Chinese policymakers appear ready to step in to support faster growth. Separately, while the Omicron variant of COVID-19 has produced record cases, reduced severity and vaccines/treatments may portend only a modest drag on growth.

For the 12-month period ended December 31, 2021, the S&P 500® Index* returned 28.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.26%. The return of the MSCI Emerging Markets Index* was -2.54%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -1.54% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 5.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and rebalanced and reconstituted annually.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2021 and ending December 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.59%	11.21%	$ 1,000.00	$ 1,112.10	$ 8.46
Global Managed Futures Strategy Fund	1.71%	(4.00%)	1,000.00	960.00	8.45
Multi-Hedge Strategies Fund	1.90%	(1.79%)	1,000.00	982.10	9.49
Commodities Strategy Fund	1.68%	6.19%	1,000.00	1,061.90	8.73

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.59%	5.00%	$ 1,000.00	$ 1,017.19	$ 8.08
Global Managed Futures Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Multi-Hedge Strategies Fund	1.90%	5.00%	1,000.00	1,015.63	9.65
Commodities Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.17%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2021 to December 31, 2021.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2021, Guggenheim Long Short Equity Fund returned 23.80%. The two benchmarks used by the Fund in the period, the Morningstar Long/Short Equity Category Average and the S&P 500 Index, returned 12.75% and 28.71%, respectively, for the same one-year period.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, looking to invest in areas of the market where stock prices look priced at a discount vis-à-vis their company fundamentals and risks, while shorting areas of the market that look overpriced or are not compensating for risks appropriately. The strategy philosophy is founded in part on the academic view that markets are primarily efficient—investors require higher compensation for characteristics that increase the riskiness of future cash flows (such as being very small, or having lots of economic sensitivity in the business). Academics have noted that companies exhibiting certain risk factors have on average outperformed safer firms as the ‘risk premium’ leads to better performance. However, unlike most academic research in this field, the Fund’s strategy does not assume historic risk premia are constant. Investors’ perceptions of what is risky can change dramatically over time. Investors can harbor new fears about avoiding the companies that were vulnerable in the most recent economic crisis, or alternatively become over-excited about some new hot technology and completely forget about the risks involved.

The Fund’s strategy is to compute what forward-looking compensation level is embedded across a large universe of U.S. stocks—and ascertain what broad risk factors are being overvalued or undervalued. The Fund’s portfolio is adaptive to changing market dynamics and aims to buy a highly diversified set of names with undervalued risk factors, and short a highly diversified set of stocks with overvalued characteristics.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for the long and up to 150% of the Fund’s net assets for the short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long, in order to maintain lower-than-market volatility and beta, and to seek to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage). The performance discussion below referencing short position performance would be entirely due to custom basket swap derivatives, and performance of long positions would be partially due to custom basket swap derivatives.

Performance Review and Positioning

At the high level, the year 2021 played out as an economic recovery year. The broad market (S&P 500 Index) gained 28.71%. Small caps lagged that return by over 10%, and in particular Small Cap Growth benchmarks ended with barely positive returns while Small Cap Value benchmarks kept pace.

The pandemic-related shutdowns from 2020 began to clear at the same time that several rounds of government stimulus were injected into the economy. The predictable effect was a strong rebound in consumption. Any hard consumer goods—whether cars, homes, clothes, computers—were in strong demand. But companies supplying the goods were still struggling with restrictive in-person health policies, low inventories, and shortages across their supply chains.

The result was inflation—the highest in 30 years, if using official government metrics. Some firms benefited from the supply-demand imbalance through strong pricing power and higher margins. Other firms raised prices just to keep in line with surging input costs. Interest rates started the year rallying off their generational lows as the lingering inflation proved to be less than transitory. By year-end, the Fed itself finally acknowledged that inflation was a bit out of control—and vowed to cut quantitative easing and raise rates. The market got the message and priced in significant rises in the Fed funds for next year.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

The rate move led to strong ‘under-the-surface’ rotations within the stock market. For the first time in years, high growth but currently less profitable names began to underperform as the discount rates on far distant cash flows began to rise. Cyclical companies in industries with fixed costs and marginal pricing power were huge beneficiaries. Financials also benefitted as the rate rise is expected to finally reverse a slow and steady decline in their net interest margins. The largest impact was a strong return for the ‘Value Factor’—our measure of the gap in returns between cheap vs. expensive stocks within each industry. That return for 2021 was positive after an unusually long four years of negative returns, and the largest in ten years.

The other major under-the-surface factor driving market rotation is the pandemic-reopening play. Some of the most impacted industries and companies (travel, offices, energy etc.) heaved and jerked through the year as both the Delta and Omicron variants came and went, wreaking havoc on those business plans. On the flip side, many stay-at-home beneficiaries that saw a surge of business in 2020 saw their year-over-year growth trajectories inflect lower (some examples being Zoom, Peloton, Netflix, although there are countless other beneficiaries big and small). While the COVID-driven health cycles have been difficult to predict, investors have started to somewhat look past the smaller outbreaks and began to price in a longer-term recovery.

Outside of the economically explainable impacts of inflation and COVID shutdowns, 2021 also saw a shift in the more inexplicable market sentiment surrounding the most speculative corners of the market. A few groups that seemed to shine with individual investors early in the year included high growth but wildly unprofitable companies, ‘meme stocks’ that were popular on chat groups despite not great businesses, and special purpose acquisition companies (SPACS) that didn’t even have a business but promised to buy one. Those were darlings of the day traders and hedge funds in early 2021, but endured a sharp retrenchment by year-end.

At period end, the Fund held about 184% of assets in long securities, and 87% short, for a net-dollar exposure of 97%. The net exposure averaged 80% during the year. The current higher dollar exposure is the result of a focus on low beta and low volatility stocks in the long side, offset by higher risk names on the short side. The realized net beta (sensitivity of daily Fund returns to the S&P 500 Index) averaged around 0.53 during the year. The realized market beta is significantly lower than the net dollar exposure due the aforementioned risk imbalance across sides.

Fund long positions (on a standalone unlevered basis) averaged a return of 28.4% for the year compared to 22.9% for short positions. With long names returning more than shorts, the Fund earned good alpha from its investment approach as well as gains from the net long bias.

The internal risk and performance benchmark of 30% S&P 500 Index and 70% cash returned 8.09% for the year. The Fund outperformed this benchmark by a strong +15.7% excess return. Relative to that blended benchmark, the Fund’s net long bias added about +4.8% excess return. Fundamental style tilts added +21.4% attributable return, mostly as a result of the strong Value tilt and bias towards higher profitability. Industry positioning had a drag of about -4.1%, with the largest negative contributors being the net shorts in Energy and Real Estate—both of which had strong recoveries. Stock selection—after controlling for the style and sector tilts described above—resulted in about -3.0% of return offset.

The Fund maintains its style bias towards less expensive valuation names within each sector. Despite the big recovery in the Value factor in 2021, our forward-looking measure shows still wide risk premia gaps between expensive and cheaper cohorts. The Fund also maintains its higher quality bias and an increasing bias towards lower volatility names which look much more attractive on a fundamental basis than some of the most volatile cohorts in each industry.

From an industry perspective, the Fund remains net long the IT, Financials, Healthcare, and Consumer Discretionary. After being net short the Financials sector for a few years, the investment process has flipped towards a pro-Financial stance as the valuations in the sector are still attractive and fundamentals have gained positive momentum. The largest net short exposures currently are Real Estate and Transportation names.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	1.5%
Alphabet, Inc. — Class C	1.1%
Apple, Inc.	1.0%
Johnson & Johnson	0.9%
Cisco Systems, Inc.	0.9%
Amgen, Inc.	0.8%
LKQ Corp.	0.8%
Citigroup, Inc.	0.8%
Bristol-Myers Squibb Co.	0.8%
AutoZone, Inc.	0.8%
Top Ten Total	9.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Long Short Equity Fund	23.80%	6.51%	5.83%
Morningstar Long/Short Equity Category Average	12.75%	5.88%	5.37%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 90.6%

Financial - 19.9%
Citigroup, Inc.	3,576	$215,955
Raymond James Financial, Inc.	2,068	207,627
Safety Insurance Group, Inc.	2,302	195,739
Enstar Group Ltd.*	784	194,111
Old Republic International Corp.[1]	7,743	190,323
Mercury General Corp.[1]	3,483	184,808
Stewart Information Services Corp.	2,132	169,984
National Bank Holdings Corp. — Class A	3,750	164,775
Arch Capital Group Ltd.*	3,539	157,309
Preferred Bank/Los Angeles CA	2,123	152,410
AMERISAFE, Inc.	2,786	149,970
Ameris Bancorp	2,962	147,152
Travelers Companies, Inc.[1]	915	143,133
Piper Sandler Cos.	800	142,808
Evercore, Inc. — Class A	997	135,442
LXP Industrial Trust REIT[1]	8,581	134,035
United Bankshares, Inc.	3,354	121,683
PS Business Parks, Inc. REIT	631	116,211
BankUnited, Inc.[1]	2,728	115,422
Hanover Insurance Group, Inc.	876	114,809
Interactive Brokers Group, Inc. — Class A	1,414	112,300
Omega Healthcare Investors, Inc. REIT	3,774	111,673
MGIC Investment Corp.	7,449	107,415
First American Financial Corp.	1,319	103,185
Radian Group, Inc.[1]	4,839	102,248
HomeStreet, Inc.	1,934	100,568
Essent Group Ltd.	2,158	98,254
Everest Re Group Ltd.	348	95,324
Synchrony Financial[1]	1,890	87,677
Markel Corp.*	69	85,146
OneMain Holdings, Inc.[1]	1,563	78,213
ServisFirst Bancshares, Inc.	858	72,878
Fidelity National Financial, Inc.	1,315	68,617
Aflac, Inc.[1]	1,172	68,433
National Retail Properties, Inc. REIT	1,420	68,259
Capital One Financial Corp.	456	66,161
Hilltop Holdings, Inc.	1,880	66,063
National Health Investors, Inc. REIT	1,142	65,631
Janus Henderson Group plc	1,501	62,952
LTC Properties, Inc. REIT	1,842	62,886
Western Union Co.	3,508	62,583
Discover Financial Services	532	61,478
Affiliated Managers Group, Inc.	365	60,046
Meta Financial Group, Inc.	996	59,421
Washington Federal, Inc.	1,613	53,842
SEI Investments Co.	802	48,874
Visa, Inc. — Class A1	205	44,426
Allstate Corp.[1]	365	42,942
Brown & Brown, Inc.	604	42,449
T. Rowe Price Group, Inc.	208	40,901
Berkshire Hathaway, Inc. — Class B*,1	136	40,664
JPMorgan Chase & Co.	256	40,538
Douglas Elliman, Inc.*	2,084	23,966
Total Financial		5,459,719
Industrial - 15.3%
Knowles Corp.*	9,120	212,952
Garmin Ltd.[1]	1,523	207,387
Keysight Technologies, Inc.*,1	963	198,869
Packaging Corporation of America	1,318	179,446
3M Co.[1]	887	157,558
Toro Co.[1]	1,531	152,962
Sanmina Corp.*,1	3,474	144,032
General Dynamics Corp.	650	135,505
MDU Resources Group, Inc.[1]	4,314	133,044
Snap-on, Inc.[1]	607	130,736
Mueller Industries, Inc.[1]	2,164	128,455
Donaldson Company, Inc.[1]	2,156	127,764
Huntington Ingalls Industries, Inc.	672	125,489
Encore Wire Corp.	843	120,633
Emerson Electric Co.	1,286	119,560
Worthington Industries, Inc.[1]	2,105	115,060
Vishay Intertechnology, Inc.[1]	5,247	114,752
Sturm Ruger & Company, Inc.[1]	1,645	111,893
OSI Systems, Inc.*	1,154	107,553
Oshkosh Corp.[1]	908	102,341
Crane Co.[1]	1,003	102,035
Eagle Materials, Inc.	611	101,707
Owens Corning	1,064	96,292
Textron, Inc.	1,236	95,419
Hillenbrand, Inc.[1]	1,727	89,787
TTM Technologies, Inc.*	5,691	84,796
Graco, Inc.	1,028	82,877
Louisiana-Pacific Corp.	965	75,608
Vontier Corp.	2,440	74,981
Boise Cascade Co.	1,048	74,618
Lockheed Martin Corp.	185	65,751
Albany International Corp. — Class A	679	60,058
UFP Industries, Inc.	555	51,065
Atkore, Inc.*	448	49,813
Pentair plc	613	44,767
Dorian LPG Ltd.	3,398	43,121
Simpson Manufacturing Company, Inc.	308	42,833
Agilent Technologies, Inc.	265	42,307
Watts Water Technologies, Inc. — Class A	214	41,552
Insteel Industries, Inc.	1,042	41,482
Total Industrial		4,186,860

Consumer, Non-cyclical - 14.6%
Johnson & Johnson[1]	1,456	249,078
Amgen, Inc.[1]	965	217,096
Bristol-Myers Squibb Co.[1]	3,458	215,606
Gilead Sciences, Inc.[1]	2,911	211,368
John B Sanfilippo & Son, Inc.[1]	2,129	191,950
AbbVie, Inc.	1,143	154,762
Quest Diagnostics, Inc.	844	146,020
Innoviva, Inc.*	8,161	140,777
Hologic, Inc.*,1	1,567	119,970
Regeneron Pharmaceuticals, Inc.*,1	170	107,358
Philip Morris International, Inc.[1]	1,118	106,210
Perdoceo Education Corp.*	8,892	104,570
Prestige Consumer Healthcare, Inc.*	1,696	102,862

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Value
Merck & Company, Inc.[1]	1,334	$102,238
Bio-Rad Laboratories, Inc. — Class A*	134	101,246
Baxter International, Inc.[1]	1,172	100,605
Waters Corp.*,1	269	100,229
Becton Dickinson and Co.	368	92,545
EVERTEC, Inc.	1,825	91,213
Pfizer, Inc.	1,484	87,630
Amphastar Pharmaceuticals, Inc.*	3,709	86,383
Incyte Corp.*,1	1,149	84,337
Eagle Pharmaceuticals, Inc.*,1	1,634	83,203
USANA Health Sciences, Inc.*	816	82,579
United Therapeutics Corp.*	371	80,166
Tyson Foods, Inc. — Class A	911	79,403
Vertex Pharmaceuticals, Inc.*	357	78,397
Molson Coors Beverage Co. — Class B1	1,487	68,923
Laboratory Corporation of America Holdings*,1	213	66,927
PerkinElmer, Inc.	324	65,144
Edwards Lifesciences Corp.*	488	63,220
Royalty Pharma plc — Class A	1,574	62,724
Archer-Daniels-Midland Co.	919	62,115
Vanda Pharmaceuticals, Inc.*	3,914	61,411
Thermo Fisher Scientific, Inc.	88	58,717
Vector Group Ltd.	4,168	47,849
Coherus Biosciences, Inc.*	2,797	44,640
Zoetis, Inc.	181	44,170
Abbott Laboratories[1]	306	43,066
Total Consumer, Non-cyclical		4,006,707

Consumer, Cyclical - 12.9%
LKQ Corp.	3,598	215,988
AutoZone, Inc.*,1	102	213,832
O’Reilly Automotive, Inc.*,1	302	213,281
Gentex Corp.[1]	5,935	206,835
NVR, Inc.*,1	27	159,539
Cummins, Inc.[1]	715	155,970
Target Corp.	669	154,833
Home Depot, Inc.[1]	350	145,253
Choice Hotels International, Inc.	865	134,931
Whirlpool Corp.	546	128,124
Brunswick Corp.[1]	1,148	115,638
Acushnet Holdings Corp.[1]	1,859	98,676
Dolby Laboratories, Inc. — Class A1	1,026	97,696
Lennar Corp. — Class A	767	89,095
Allison Transmission Holdings, Inc.[1]	2,398	87,167
Buckle, Inc.[1]	2,028	85,805
Zumiez, Inc.*,1	1,770	84,942
AutoNation, Inc.*,1	725	84,716
Autoliv, Inc.	819	84,693
Polaris, Inc.	747	82,103
Ethan Allen Interiors, Inc.[1]	2,975	78,213
Gentherm, Inc.*,1	838	72,822
Dick’s Sporting Goods, Inc.[2]	619	71,179
Tapestry, Inc.	1,748	70,969
PulteGroup, Inc.[1]	1,179	67,392
Foot Locker, Inc.[1]	1,347	58,770
Tri Pointe Homes, Inc.*	2,094	58,402
Carter’s, Inc.	564	57,088
Methode Electronics, Inc.	1,137	55,906
BorgWarner, Inc.	1,208	54,445
MarineMax, Inc.*	920	54,317
Ralph Lauren Corp. — Class A	441	52,417
Jack in the Box, Inc.	577	50,476
MSC Industrial Direct Company, Inc. — Class A1	533	44,804
Tesla, Inc.*	35	36,987
Total Consumer, Cyclical		3,523,304

Utilities - 8.2%
PPL Corp.	6,872	206,572
National Fuel Gas Co.[1]	3,212	205,375
UGI Corp.[1]	4,469	205,172
IDACORP, Inc.[1]	1,804	204,411
Chesapeake Utilities Corp.[1]	1,399	203,988
Portland General Electric Co.	3,844	203,425
MGE Energy, Inc.[1]	2,428	199,703
WEC Energy Group, Inc.[1]	1,936	187,928
Southern Co.[1]	2,434	166,924
American States Water Co.[1]	1,343	138,920
CMS Energy Corp.[1]	1,983	128,994
California Water Service Group	834	59,931
Sempra Energy[1]	432	57,145
Essential Utilities, Inc.[1]	773	41,502
NextEra Energy, Inc.	437	40,798
Total Utilities		2,250,788

Communications - 8.1%
Alphabet, Inc. — Class C*	108	312,508
Cisco Systems, Inc.[1]	3,760	238,271
Omnicom Group, Inc.[1]	2,758	202,079
Viavi Solutions, Inc.*,1	11,160	196,639
Verizon Communications, Inc.[1]	3,452	179,366
Amazon.com, Inc.*,1	40	133,374
Juniper Networks, Inc.[1]	2,414	86,204
Meta Platforms, Inc. — Class A*,1	250	84,087
InterDigital, Inc.	1,152	82,518
VeriSign, Inc.*,1	309	78,430
Motorola Solutions, Inc.	283	76,891
Nexstar Media Group, Inc. — Class A	471	71,111
T-Mobile US, Inc.*	612	70,980
Telephone & Data Systems, Inc.[1]	3,454	69,598
Cogent Communications Holdings, Inc.	928	67,911
Shenandoah Telecommunications Co.	2,565	65,408
Yelp, Inc. — Class A*,1	1,528	55,375
F5, Inc.*	218	53,347
eBay, Inc.	719	47,813
FactSet Research Systems, Inc.	85	41,311
Total Communications		2,213,221

Technology - 7.9%
Microsoft Corp.[1]	1,187	399,212
Apple, Inc.[1]	1,505	267,243
CSG Systems International, Inc.	3,556	204,897
International Business Machines Corp.	1,050	140,343

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Value
Texas Instruments, Inc.[1]	711	$134,002
NetApp, Inc.[1]	1,034	95,118
Rambus, Inc.*,1	2,947	86,612
Intel Corp.[1]	1,609	82,864
Progress Software Corp.	1,469	70,909
Cirrus Logic, Inc.*,1	749	68,923
HP, Inc.[1]	1,610	60,649
ExlService Holdings, Inc.*	406	58,777
Xperi Holding Corp.	3,031	57,316
SS&C Technologies Holdings, Inc.	633	51,893
NetScout Systems, Inc.*	1,429	47,271
Micron Technology, Inc.	487	45,364
Qorvo, Inc.*	285	44,571
Lumentum Holdings, Inc.*	413	43,683
Broadcom, Inc.[1]	63	41,921
QUALCOMM, Inc.	229	41,877
Cognizant Technology Solutions Corp. — Class A	470	41,698
Accenture plc — Class A	100	41,455
CommVault Systems, Inc.*	595	41,007
Total Technology		2,167,605

Basic Materials - 3.2%
LyondellBasell Industries N.V. — Class A	1,656	152,733
Celanese Corp. — Class A	907	152,430
Westlake Chemical Corp.	1,488	144,530
Dow, Inc.	2,212	125,465
Nucor Corp.[1]	622	71,001
Valvoline, Inc.	1,893	70,590
Southern Copper Corp.	1,032	63,685
Steel Dynamics, Inc.	984	61,077
Newmont Corp.	672	41,677
Total Basic Materials		883,188

Energy - 0.5%
Equitrans Midstream Corp.	4,021	41,577
Antero Midstream Corp.	4,225	40,898
Kinder Morgan, Inc.	2,549	40,427
Total Energy		122,902

Total Common Stocks
(Cost $21,819,363)		24,814,294

MONEY MARKET FUND† - 2.7%
Invesco Short-Term Investments Trust- Treasury Obligations Portfolio, — Institutional Class 0.00%[3]	728,818	728,818
Total Money Market Fund
(Cost $728,818)		728,818

SECURITIES LENDING COLLATERAL†,4 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[3]	41,255	41,255
Total Securities Lending Collateral
(Cost $41,255)		41,255

Total Investments - 94.1%
(Cost $22,589,436)		$25,584,367
Other Assets & Liabilities, net - 6.6%		1,798,876
Total Net Assets - 100.0%		$27,383,243

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	$12,885,632	$1,126,067
Goldman Sachs International	GS Equity Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	12,885,618	1,122,016
						$25,771,250	$2,248,083
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	(0.22)% (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	$11,942,698	$(212,845)
Goldman Sachs International	GS Equity Custom Basket	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	11,942,684	(219,823)
						$23,885,382	$(432,668)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Stewart Information Services Corp.	1,109	0.69%	$18,852
Piper Sandler Cos.	416	0.58%	12,636
Raymond James Financial, Inc.	1,076	0.84%	10,593
Interactive Brokers Group, Inc. — Class A	736	0.45%	10,511
Synchrony Financial	983	0.35%	8,029
Berkshire Hathaway, Inc. — Class B	71	0.16%	7,746
Arch Capital Group Ltd.	1,841	0.64%	7,307
Safety Insurance Group, Inc.	1,198	0.79%	6,035
Enstar Group Ltd.	408	0.78%	5,760
Travelers Companies, Inc.	476	0.58%	5,726
First American Financial Corp.	686	0.42%	5,417
Allstate Corp.	190	0.17%	4,398
Preferred Bank/Los Angeles CA	1,105	0.62%	4,294
Douglas Elliman, Inc.	645	0.06%	3,655
LXP Industrial Trust	4,465	0.54%	3,271
Omega Healthcare Investors, Inc.	1,964	0.45%	3,101
Everest Re Group Ltd.	181	0.38%	3,029
Fidelity National Financial, Inc.	684	0.28%	2,676
HomeStreet, Inc.	1,006	0.41%	2,659
United Bankshares, Inc.	1,745	0.49%	2,633
Aflac, Inc.	609	0.28%	2,524
Brown & Brown, Inc.	314	0.17%	2,252
PS Business Parks, Inc.	328	0.47%	2,028
Citigroup, Inc.	1,861	0.87%	1,952
Visa, Inc. — Class A	107	0.18%	1,904
Janus Henderson Group plc	781	0.25%	1,584
National Retail Properties, Inc.	739	0.28%	1,552
National Bank Holdings Corp. — Class A	1,951	0.67%	1,514
ServisFirst Bancshares, Inc.	446	0.29%	1,453
LTC Properties, Inc.	958	0.25%	1,061
Washington Federal, Inc.	839	0.22%	795
Markel Corp.	36	0.34%	471
Affiliated Managers Group, Inc.	190	0.24%	462
JPMorgan Chase & Co.	133	0.16%	288
Western Union Co.	1,825	0.25%	(81)
National Health Investors, Inc.	594	0.26%	(498)
BankUnited, Inc.	1,419	0.47%	(1,284)
SEI Investments Co.	417	0.20%	(1,410)
T. Rowe Price Group, Inc.	108	0.16%	(1,541)
Essent Group Ltd.	1,123	0.40%	(1,558)
MGIC Investment Corp.	3,876	0.43%	(1,587)
Evercore, Inc. — Class A	519	0.55%	(1,874)
Discover Financial Services	276	0.25%	(1,919)
Meta Financial Group, Inc.	518	0.24%	(1,936)
Hilltop Holdings, Inc.	978	0.27%	(2,871)
Hanover Insurance Group, Inc.	455	0.46%	(2,907)
Ameris Bancorp	1,541	0.59%	(2,986)
Radian Group, Inc.	2,518	0.41%	(3,604)
Capital One Financial Corp.	237	0.27%	(4,055)
Old Republic International Corp.	4,029	0.77%	(4,126)
OneMain Holdings, Inc.	813	0.32%	(5,593)
AMERISAFE, Inc.	1,449	0.61%	(5,908)
Mercury General Corp.	1,812	0.75%	(9,784)
Total Financial			92,646

Consumer, Non-cyclical
Quest Diagnostics, Inc.	439	0.59%	17,661
United Therapeutics Corp.	193	0.32%	14,784
Pfizer, Inc.	772	0.35%	12,741
Innoviva, Inc.	4,247	0.57%	12,457
Johnson & Johnson	757	1.00%	11,501
Waters Corp.	140	0.40%	11,045
AbbVie, Inc.	594	0.62%	10,903
Prestige Consumer Healthcare, Inc.	882	0.42%	10,573
PerkinElmer, Inc.	168	0.26%	9,142
Gilead Sciences, Inc.	1,515	0.85%	7,242
Eagle Pharmaceuticals, Inc.	850	0.34%	7,117
Abbott Laboratories	159	0.17%	6,854
Amphastar Pharmaceuticals, Inc.	1,930	0.35%	5,987
Regeneron Pharmaceuticals, Inc.	88	0.43%	5,724
Molson Coors Beverage Co. — Class B	774	0.28%	5,702
Zoetis, Inc.	94	0.18%	5,683
Amgen, Inc.	502	0.88%	5,174
Vertex Pharmaceuticals, Inc.	185	0.32%	5,076
Perdoceo Education Corp.	4,627	0.42%	4,647
Hologic, Inc.	815	0.48%	4,585
Bio-Rad Laboratories, Inc. — Class A	69	0.40%	4,453
John B Sanfilippo & Son, Inc.	1,107	0.77%	4,301
Laboratory Corporation of America Holdings	110	0.27%	3,719

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
EVERTEC, Inc.	949	0.37%	$3,664
Vector Group Ltd.	1,289	0.11%	3,458
Baxter International, Inc.	610	0.41%	3,430
Coherus Biosciences, Inc.	1,456	0.18%	2,712
Edwards Lifesciences Corp.	254	0.26%	2,557
Merck & Company, Inc.	694	0.41%	1,499
USANA Health Sciences, Inc.	424	0.33%	1,097
Royalty Pharma plc — Class A	819	0.25%	960
Archer-Daniels-Midland Co.	478	0.25%	844
Thermo Fisher Scientific, Inc.	46	0.24%	524
Tyson Foods, Inc. — Class A	474	0.32%	496
Philip Morris International, Inc.	581	0.43%	(488)
Bristol-Myers Squibb Co.	1,799	0.87%	(915)
Becton Dickinson and Co.	191	0.37%	(1,357)
Vanda Pharmaceuticals, Inc.	2,037	0.25%	(1,904)
Incyte Corp.	598	0.34%	(3,139)
Total Consumer, Non-cyclical			200,509

Industrial
Keysight Technologies, Inc.	501	0.80%	18,742
Knowles Corp.	4,746	0.86%	14,801
Mueller Industries, Inc.	1,126	0.52%	14,317
Encore Wire Corp.	438	0.49%	13,678
Owens Corning	554	0.39%	9,757
Oshkosh Corp.	472	0.41%	9,627
Snap-on, Inc.	316	0.53%	7,991
Vishay Intertechnology, Inc.	2,730	0.46%	7,108
Louisiana-Pacific Corp.	502	0.31%	6,738
Boise Cascade Co.	545	0.30%	6,169
TTM Technologies, Inc.	2,961	0.34%	5,544
Eagle Materials, Inc.	318	0.41%	5,040
Watts Water Technologies, Inc. — Class A	111	0.17%	4,836
Hillenbrand, Inc.	899	0.36%	4,320
Sanmina Corp.	1,808	0.58%	3,466
Albany International Corp. — Class A	353	0.24%	3,411
Crane Co.	522	0.41%	3,100
Simpson Manufacturing Company, Inc.	160	0.17%	2,987
Textron, Inc.	643	0.39%	2,609
Packaging Corporation of America	686	0.72%	2,287
UFP Industries, Inc.	288	0.21%	2,177
Atkore, Inc.	233	0.20%	2,149
General Dynamics Corp.	338	0.55%	1,654
Pentair plc	319	0.18%	1,499
Lockheed Martin Corp.	96	0.26%	1,461
3M Co.	461	0.64%	964
Graco, Inc.	535	0.33%	868
Insteel Industries, Inc.	542	0.17%	177
Agilent Technologies, Inc.	138	0.17%	70
Dorian LPG Ltd.	1,768	0.17%	(19)
Worthington Industries, Inc.	1,095	0.46%	(1,331)
Emerson Electric Co.	669	0.48%	(1,482)
Donaldson Company, Inc.	1,122	0.52%	(1,663)
OSI Systems, Inc.	600	0.43%	(2,426)
MDU Resources Group, Inc.	2,245	0.54%	(3,357)
Vontier Corp.	1,270	0.30%	(3,455)
Toro Co.	796	0.62%	(4,025)
Garmin Ltd.	792	0.84%	(4,298)
Huntington Ingalls Industries, Inc.	350	0.51%	(5,942)
Sturm Ruger & Company, Inc.	856	0.45%	(6,334)
Total Industrial			123,215

Communications
Alphabet, Inc. — Class C	56	1.26%	40,629
Cisco Systems, Inc.	1,957	0.96%	25,171
Amazon.com, Inc.	21	0.54%	19,408
Viavi Solutions, Inc.	5,807	0.79%	17,658
Juniper Networks, Inc.	1,256	0.35%	16,316
Meta Platforms, Inc. — Class A	130	0.34%	15,867
VeriSign, Inc.	160	0.32%	6,741
F5, Inc.	113	0.21%	5,989
Motorola Solutions, Inc.	147	0.31%	3,819
InterDigital, Inc.	599	0.33%	1,554
FactSet Research Systems, Inc.	44	0.17%	1,509
eBay, Inc.	374	0.19%	898
Omnicom Group, Inc.	1,435	0.82%	667
Nexstar Media Group, Inc. — Class A	245	0.29%	59
Shenandoah Telecommunications Co.	1,335	0.26%	(871)
Yelp, Inc. — Class A	795	0.22%	(1,225)
Cogent Communications Holdings, Inc.	483	0.27%	(1,294)
Telephone & Data Systems, Inc.	1,797	0.28%	(2,130)
T-Mobile US, Inc.	318	0.29%	(2,422)
Verizon Communications, Inc.	1,796	0.72%	(4,089)
Total Communications			144,254

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Energy
Equitrans Midstream Corp.	2,092	0.17%	$3,167
Kinder Morgan, Inc.	1,326	0.16%	201
Antero Midstream Corp.	2,198	0.17%	(1,680)
Total Energy			1,688

Consumer, Cyclical
AutoZone, Inc.	53	0.86%	37,176
Gentherm, Inc.	436	0.29%	20,505
Home Depot, Inc.	182	0.59%	15,684
AutoNation, Inc.	377	0.34%	15,061
O’Reilly Automotive, Inc.	157	0.86%	14,670
NVR, Inc.	14	0.64%	12,679
Gentex Corp.	3,088	0.84%	10,235
Brunswick Corp.	597	0.47%	8,579
LKQ Corp.	1,872	0.87%	7,280
PulteGroup, Inc.	613	0.27%	5,811
Autoliv, Inc.	426	0.34%	5,699
Zumiez, Inc.	921	0.34%	5,676
Tri Pointe Homes, Inc.	1,090	0.24%	5,465
MarineMax, Inc.	478	0.22%	4,522
Choice Hotels International, Inc.	450	0.54%	4,518
Dick’s Sporting Goods, Inc.	322	0.29%	4,245
Lennar Corp. — Class A	399	0.36%	3,974
Methode Electronics, Inc.	591	0.23%	3,725
Ethan Allen Interiors, Inc.	1,548	0.32%	3,375
MSC Industrial Direct Company, Inc. — Class A	277	0.18%	2,863
Acushnet Holdings Corp.	967	0.40%	2,742
Buckle, Inc.	1,055	0.35%	2,373
Dolby Laboratories, Inc. — Class A	534	0.39%	2,361
Whirlpool Corp.	284	0.52%	2,253
Cummins, Inc.	372	0.63%	1,363
Target Corp.	348	0.63%	1,199
BorgWarner, Inc.	628	0.22%	583
Ralph Lauren Corp. — Class A	229	0.21%	546
Tesla, Inc.	18	0.15%	140
Carter’s, Inc.	293	0.23%	(125)
Tapestry, Inc.	910	0.29%	(767)
Allison Transmission Holdings, Inc.	1,248	0.35%	(1,516)
Polaris, Inc.	388	0.33%	(4,610)
Jack in the Box, Inc.	236	0.16%	(4,982)
Foot Locker, Inc.	701	0.24%	(7,180)
Total Consumer, Cyclical			186,122

Utilities
National Fuel Gas Co.	1,671	0.83%	17,589
Chesapeake Utilities Corp.	728	0.82%	16,743
American States Water Co.	698	0.56%	14,964
IDACORP, Inc.	939	0.83%	14,024
UGI Corp.	2,326	0.83%	12,002
Southern Co.	1,267	0.67%	11,493
MGE Energy, Inc.	1,263	0.81%	6,611
Portland General Electric Co.	2,000	0.82%	6,335
CMS Energy Corp.	1,031	0.52%	4,676
California Water Service Group	434	0.24%	4,004
WEC Energy Group, Inc.	1,007	0.76%	3,551
Essential Utilities, Inc.	402	0.17%	2,508
Sempra Energy	225	0.23%	1,864
PPL Corp.	3,576	0.83%	1,390
NextEra Energy, Inc.	227	0.16%	362
Total Utilities			118,116

Technology
Apple, Inc.	783	1.08%	76,339
Microsoft Corp.	617	1.61%	62,313
CSG Systems International, Inc.	1,851	0.83%	21,489
HP, Inc.	838	0.24%	17,264
NetApp, Inc.	538	0.38%	15,450
Rambus, Inc.	1,534	0.35%	10,231
Broadcom, Inc.	33	0.17%	8,431
QUALCOMM, Inc.	119	0.17%	8,372
ExlService Holdings, Inc.	211	0.24%	7,257
Texas Instruments, Inc.	370	0.54%	6,858
Cirrus Logic, Inc.	390	0.28%	6,804
Lumentum Holdings, Inc.	215	0.18%	5,314
International Business Machines Corp.	546	0.57%	2,990
Micron Technology, Inc.	253	0.18%	2,693
NetScout Systems, Inc.	743	0.19%	1,860
Progress Software Corp.	764	0.29%	926
Cognizant Technology Solutions Corp. — Class A	244	0.17%	798
Accenture plc — Class A	52	0.17%	784
SS&C Technologies Holdings, Inc.	329	0.21%	434
Intel Corp.	837	0.33%	342
Xperi Holding Corp.	1,577	0.23%	(3,015)
CommVault Systems, Inc.	309	0.17%	(3,279)
Qorvo, Inc.	148	0.18%	(4,476)
Total Technology			246,179

Basic Materials
Westlake Chemical Corp.	774	0.58%	3,598
LyondellBasell Industries N.V. — Class A	862	0.62%	2,953
Dow, Inc.	1,151	0.51%	2,484
Southern Copper Corp.	537	0.26%	1,614
Valvoline, Inc.	985	0.29%	1,208
Celanese Corp. — Class A	472	0.62%	980

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Newmont Corp.	349	0.17%	$740
Nucor Corp.	324	0.29%	(22)
Steel Dynamics, Inc.	512	0.25%	(217)
Total Basic Materials			13,338
Total MS Equity Long Custom Basket			$1,126,067

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Teladoc Health, Inc.	743	(0.56)%	$24,083
Guardant Health, Inc.	629	(0.53)%	18,219
CoStar Group, Inc.	1,516	(1.00)%	12,672
ManpowerGroup, Inc.	442	(0.36)%	9,001
ABM Industries, Inc.	1,158	(0.40)%	8,344
Brink’s Co.	767	(0.42)%	6,407
US Foods Holding Corp.	2,336	(0.68)%	2,502
Rollins, Inc.	2,935	(0.84)%	1,693
Nielsen Holdings plc	1,996	(0.34)%	1,647
ASGN, Inc.	742	(0.77)%	1,350
Insperity, Inc.	426	(0.42)%	691
Sysco Corp.	1,747	(1.15)%	(2,539)
Bunge Ltd.	697	(0.54)%	(3,521)
TransUnion	638	(0.63)%	(3,531)
Booz Allen Hamilton Holding Corp.	813	(0.58)%	(3,755)
Dun & Bradstreet Holdings, Inc.	4,400	(0.75)%	(6,711)
Equifax, Inc.	235	(0.58)%	(6,811)
Verisk Analytics, Inc. — Class A	458	(0.88)%	(8,035)
Cintas Corp.	389	(1.44)%	(8,777)
Driven Brands Holdings, Inc.	3,607	(1.02)%	(19,093)
Total Consumer, Non-cyclical			23,836

Consumer, Cyclical
Freshpet, Inc.	592	(0.47)%	32,122
United Airlines Holdings, Inc.	4,066	(1.49)%	26,875
Delta Air Lines, Inc.	4,771	(1.56)%	20,908
Southwest Airlines Co.	1,154	(0.41)%	17,906
Spirit Airlines, Inc.	3,371	(0.62)%	15,178
JetBlue Airways Corp.	2,929	(0.35)%	12,837
Alaska Air Group, Inc.	826	(0.36)%	11,587
Frontier Group Holdings, Inc.	3,619	(0.41)%	11,534
Las Vegas Sands Corp.	1,164	(0.37)%	3,777
American Airlines Group, Inc.	8,812	(1.33)%	1,384
Royal Caribbean Cruises Ltd.	887	(0.57)%	(544)
Wynn Resorts Ltd.	510	(0.36)%	(1,735)
Marriott International, Inc. — Class A	490	(0.68)%	(1,915)
IAA, Inc.	1,559	(0.66)%	(3,065)
Carnival Corp.	3,455	(0.58)%	(6,292)
Hilton Worldwide Holdings, Inc.	496	(0.65)%	(7,394)
Madison Square Garden Sports Corp. — Class A	841	(1.22)%	(8,468)
Copart, Inc.	810	(1.03)%	(12,695)
Total Consumer, Cyclical			112,000

Financial
Americold Realty Trust	3,237	(0.89)%	15,415
JBG SMITH Properties	2,447	(0.59)%	11,187
Ventas, Inc.	1,945	(0.83)%	9,730
Park Hotels & Resorts, Inc.	6,945	(1.10)%	5,651
Lincoln National Corp.	1,725	(0.99)%	1,684
Welltower, Inc.	1,681	(1.21)%	1,368
Ameriprise Financial, Inc.	216	(0.55)%	962
Safehold, Inc.	1,762	(1.18)%	(674)
RLJ Lodging Trust	9,330	(1.09)%	(729)
Wells Fargo & Co.	2,606	(1.05)%	(1,263)
DiamondRock Hospitality Co.	8,214	(0.66)%	(1,600)
American Tower Corp. — Class A	146	(0.36)%	(1,625)
SBA Communications Corp.	169	(0.55)%	(2,070)
Crown Castle International Corp.	351	(0.61)%	(2,110)
Apple Hospitality REIT, Inc.	4,156	(0.56)%	(2,225)
Sunstone Hotel Investors, Inc.	11,391	(1.12)%	(2,877)
Equinix, Inc.	171	(1.21)%	(3,082)
Digital Realty Trust, Inc.	370	(0.55)%	(3,353)
First Horizon Corp.	7,564	(1.03)%	(3,892)
Pebblebrook Hotel Trust	5,330	(1.00)%	(4,024)
Xenia Hotels & Resorts, Inc.	4,736	(0.72)%	(5,354)
Ryman Hospitality Properties, Inc.	1,304	(1.00)%	(5,634)
Equitable Holdings, Inc.	4,169	(1.14)%	(6,510)
Signature Bank	267	(0.72)%	(6,724)
Host Hotels & Resorts, Inc.	10,502	(1.53)%	(7,006)
Outfront Media, Inc.	3,932	(0.88)%	(9,210)
Invitation Homes, Inc.	1,943	(0.74)%	(9,330)
Bank of New York Mellon Corp.	2,476	(1.20)%	(9,523)
First Republic Bank	443	(0.77)%	(9,675)
Western Alliance Bancorporation	1,274	(1.15)%	(10,386)
Northern Trust Corp.	1,154	(1.16)%	(10,398)
Apartment Income REIT Corp.	3,604	(1.65)%	(10,588)
State Street Corp.	1,910	(1.49)%	(11,469)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Kennedy-Wilson Holdings, Inc.	8,229	(1.65)%	$(12,150)
Comerica, Inc.	2,403	(1.75)%	(14,929)
UDR, Inc.	1,549	(0.78)%	(15,217)
Howard Hughes Corp.	1,176	(1.00)%	(19,977)
Sun Communities, Inc.	716	(1.26)%	(32,624)
Total Financial			(190,231)

Utilities
Entergy Corp.	861	(0.81)%	(2,016)
ONE Gas, Inc.	2,695	(1.75)%	(6,467)
Black Hills Corp.	1,993	(1.18)%	(8,731)
Atmos Energy Corp.	2,048	(1.80)%	(8,846)
CenterPoint Energy, Inc.	6,387	(1.49)%	(11,494)
OGE Energy Corp.	2,859	(0.92)%	(11,813)
Edison International	2,990	(1.71)%	(30,614)
Total Utilities			(79,981)

Industrial
Stericycle, Inc.	2,145	(1.07)%	30,484
Boeing Co.	697	(1.17)%	15,120
US Ecology, Inc.	2,147	(0.57)%	10,068
TransDigm Group, Inc.	95	(0.51)%	934
Jacobs Engineering Group, Inc.	1,492	(1.74)%	484
CH Robinson Worldwide, Inc.	1,031	(0.93)%	(6,336)
Howmet Aerospace, Inc.	3,339	(0.89)%	(6,408)
Waste Management, Inc.	783	(1.09)%	(22,952)
Tetra Tech, Inc.	535	(0.76)%	(32,165)
Republic Services, Inc. — Class A	1,098	(1.28)%	(33,064)
Casella Waste Systems, Inc. — Class A	1,813	(1.30)%	(42,288)
Total Industrial			(86,123)

Technology
Coupa Software, Inc.	287	(0.38)%	28,461
Avalara, Inc.	198	(0.21)%	6,676
Leidos Holdings, Inc.	696	(0.52)%	3,207
Smartsheet, Inc. — Class A	376	(0.24)%	(879)
Zscaler, Inc.	90	(0.24)%	(1,565)
Snowflake, Inc. — Class A	123	(0.35)%	(2,652)
Ceridian HCM Holding, Inc.	685	(0.60)%	(5,426)
KBR, Inc.	3,305	(1.32)%	(21,900)
Total Technology			5,922

Energy
Plug Power, Inc.	908	(0.21)%	8,943
Valero Energy Corp.	598	(0.38)%	1,338
Marathon Petroleum Corp.	760	(0.41)%	(941)
Hess Corp.	1,302	(0.81)%	(3,214)
Schlumberger N.V.	5,126	(1.29)%	(3,599)
NOV, Inc.	4,088	(0.46)%	(3,989)
Patterson-UTI Energy, Inc.	8,653	(0.61)%	(5,829)
Pioneer Natural Resources Co.	878	(1.34)%	(8,819)
Halliburton Co.	7,127	(1.36)%	(13,023)
Total Energy			(29,133)

Communications
Okta, Inc.	302	(0.57)%	14,255
Uber Technologies, Inc.	2,338	(0.82)%	10,920
Airbnb, Inc. — Class A	263	(0.37)%	6,878
Liberty Broadband Corp. — Class C	466	(0.63)%	4,614
Walt Disney Co.	265	(0.34)%	(1,458)
Lyft, Inc. — Class A	2,342	(0.84)%	(4,344)
Total Communications			30,865

Total MS Equity Short Custom Basket			$(212,845)

GS EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
AutoZone, Inc.	53	0.86%	$37,238
Gentherm, Inc.	436	0.29%	20,522
Home Depot, Inc.	182	0.59%	15,346
AutoNation, Inc.	377	0.34%	15,024
O’Reilly Automotive, Inc.	157	0.86%	14,740
NVR, Inc.	14	0.64%	12,179
Gentex Corp.	3,088	0.84%	10,248
Brunswick Corp.	597	0.47%	8,599
LKQ Corp.	1,872	0.87%	6,902
PulteGroup, Inc.	613	0.27%	5,784
Autoliv, Inc.	426	0.34%	5,667
Tri Pointe Homes, Inc.	1,090	0.24%	5,407
Zumiez, Inc.	921	0.34%	5,217
Choice Hotels International, Inc.	450	0.54%	4,517
MarineMax, Inc.	478	0.22%	4,470
Dick’s Sporting Goods, Inc.	322	0.29%	4,225
Lennar Corp. — Class A	399	0.36%	3,876
Methode Electronics, Inc.	591	0.23%	3,702
Ethan Allen Interiors, Inc.	1,548	0.32%	3,321
MSC Industrial Direct Company, Inc. — Class A	277	0.18%	2,844
Acushnet Holdings Corp.	967	0.40%	2,762
Dolby Laboratories, Inc. — Class A	534	0.39%	2,346
Buckle, Inc.	1,055	0.35%	2,310
Whirlpool Corp.	284	0.52%	2,282
Cummins, Inc.	372	0.63%	1,380
Target Corp.	348	0.63%	1,177
BorgWarner, Inc.	628	0.22%	667
Ralph Lauren Corp. — Class A	229	0.21%	541
Carter’s, Inc.	293	0.23%	(95)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Tesla, Inc.	18	0.15%	$(114)
Tapestry, Inc.	910	0.29%	(716)
Allison Transmission Holdings, Inc.	1,248	0.35%	(1,700)
Polaris, Inc.	388	0.33%	(4,558)
Jack in the Box, Inc.	236	0.16%	(4,864)
Foot Locker, Inc.	701	0.24%	(7,186)
Total Consumer, Cyclical			184,060

Financial
Stewart Information Services Corp.	1,109	0.69%	18,854
Piper Sandler Cos.	416	0.58%	12,692
Interactive Brokers Group, Inc. — Class A	736	0.45%	10,464
Raymond James Financial, Inc.	1,076	0.84%	10,462
Synchrony Financial	983	0.35%	8,016
Berkshire Hathaway, Inc. — Class B	71	0.16%	7,708
Arch Capital Group Ltd.	1,841	0.64%	7,224
Enstar Group Ltd.	408	0.78%	7,120
Travelers Companies, Inc.	476	0.58%	6,228
Safety Insurance Group, Inc.	1,198	0.79%	6,006
First American Financial Corp.	686	0.42%	5,382
Preferred Bank/Los Angeles CA	1,105	0.62%	4,419
Allstate Corp.	190	0.17%	4,410
Douglas Elliman, Inc.	645	0.06%	3,654
LXP Industrial Trust	4,465	0.54%	3,227
Omega Healthcare Investors, Inc.	1,964	0.45%	3,094
Everest Re Group Ltd.	181	0.38%	2,979
Fidelity National Financial, Inc.	684	0.28%	2,774
HomeStreet, Inc.	1,006	0.41%	2,711
Aflac, Inc.	609	0.28%	2,641
United Bankshares, Inc.	1,745	0.49%	2,544
Brown & Brown, Inc.	314	0.17%	2,248
Citigroup, Inc.	1,861	0.87%	2,049
PS Business Parks, Inc.	328	0.47%	1,971
Visa, Inc. — Class A	107	0.18%	1,907
National Bank Holdings Corp. — Class A	1,951	0.67%	1,728
Janus Henderson Group plc	781	0.25%	1,545
National Retail Properties, Inc.	739	0.28%	1,531
ServisFirst Bancshares, Inc.	446	0.29%	1,331
LTC Properties, Inc.	958	0.25%	1,025
Washington Federal, Inc.	839	0.22%	789
Affiliated Managers Group, Inc.	190	0.24%	448
Markel Corp.	36	0.34%	441
JPMorgan Chase & Co.	133	0.16%	283
Western Union Co.	1,825	0.25%	(62)
National Health Investors, Inc.	594	0.26%	(352)
BankUnited, Inc.	1,419	0.47%	(1,383)
SEI Investments Co.	417	0.20%	(1,401)
T. Rowe Price Group, Inc.	108	0.16%	(1,569)
Essent Group Ltd.	1,123	0.40%	(1,638)
MGIC Investment Corp.	3,876	0.43%	(1,704)
Meta Financial Group, Inc.	518	0.24%	(1,991)
Discover Financial Services	276	0.25%	(1,992)
Evercore, Inc. — Class A	519	0.55%	(2,002)
Ameris Bancorp	1,541	0.59%	(2,686)
Hilltop Holdings, Inc.	978	0.27%	(2,877)
Hanover Insurance Group, Inc.	455	0.46%	(2,922)
Radian Group, Inc.	2,518	0.41%	(3,691)
Capital One Financial Corp.	237	0.27%	(4,034)
Old Republic International Corp.	4,029	0.77%	(4,174)
OneMain Holdings, Inc.	813	0.32%	(5,581)
AMERISAFE, Inc.	1,449	0.61%	(5,916)
Mercury General Corp.	1,812	0.75%	(10,048)
Total Financial			93,882

Consumer, Non-cyclical
Quest Diagnostics, Inc.	439	0.59%	17,636
United Therapeutics Corp.	193	0.32%	14,817
Pfizer, Inc.	772	0.35%	12,133
Innoviva, Inc.	4,247	0.57%	12,124
Johnson & Johnson	757	1.00%	11,740
Waters Corp.	140	0.40%	11,067
AbbVie, Inc.	594	0.62%	10,897
Prestige Consumer Healthcare, Inc.	882	0.42%	10,567
PerkinElmer, Inc.	168	0.26%	9,152
Gilead Sciences, Inc.	1,515	0.85%	7,206
Eagle Pharmaceuticals, Inc.	850	0.34%	6,885
Abbott Laboratories	159	0.17%	6,720
Amgen, Inc.	502	0.88%	6,507
Amphastar Pharmaceuticals, Inc.	1,930	0.35%	5,989
Zoetis, Inc.	94	0.18%	5,699
Regeneron Pharmaceuticals, Inc.	88	0.43%	5,693
Molson Coors Beverage Co. — Class B	774	0.28%	5,665
Vertex Pharmaceuticals, Inc.	185	0.32%	5,064

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Perdoceo Education Corp.	4,627	0.42%	$4,648
Hologic, Inc.	815	0.48%	4,623
Bio-Rad Laboratories, Inc. — Class A	69	0.40%	4,342
John B Sanfilippo & Son, Inc.	1,107	0.77%	4,298
Laboratory Corporation of America Holdings	110	0.27%	3,713
EVERTEC, Inc.	949	0.37%	3,608
Baxter International, Inc.	610	0.41%	3,457
Vector Group Ltd.	1,289	0.11%	3,453
Coherus Biosciences, Inc.	1,456	0.18%	2,751
Edwards Lifesciences Corp.	254	0.26%	2,499
Merck & Company, Inc.	694	0.41%	1,514
USANA Health Sciences, Inc.	424	0.33%	1,110
Royalty Pharma plc — Class A	819	0.25%	996
Archer-Daniels-Midland Co.	478	0.25%	878
Tyson Foods, Inc. — Class A	474	0.32%	558
Thermo Fisher Scientific, Inc.	46	0.24%	545
Philip Morris International, Inc.	581	0.43%	(441)
Bristol-Myers Squibb Co.	1,799	0.87%	(889)
Becton Dickinson and Co.	191	0.37%	(1,316)
Vanda Pharmaceuticals, Inc.	2,037	0.25%	(1,905)
Incyte Corp.	598	0.34%	(3,182)
Total Consumer, Non-cyclical			200,821

Technology
Apple, Inc.	783	1.08%	75,541
Microsoft Corp.	617	1.61%	58,831
CSG Systems International, Inc.	1,851	0.83%	21,358
HP, Inc.	838	0.24%	17,287
NetApp, Inc.	538	0.38%	15,462
Rambus, Inc.	1,534	0.35%	10,187
Broadcom, Inc.	33	0.17%	8,387
QUALCOMM, Inc.	119	0.17%	8,363
ExlService Holdings, Inc.	211	0.24%	7,225
Texas Instruments, Inc.	370	0.54%	6,819
Cirrus Logic, Inc.	390	0.28%	6,813
Lumentum Holdings, Inc.	215	0.18%	5,299
International Business Machines Corp.	546	0.57%	3,013
Micron Technology, Inc.	253	0.18%	2,700
Intel Corp.	837	0.33%	1,684
NetScout Systems, Inc.	743	0.19%	1,434
Progress Software Corp.	764	0.29%	908
Accenture plc — Class A	52	0.17%	815
Cognizant Technology Solutions Corp. — Class A	244	0.17%	761
SS&C Technologies Holdings, Inc.	329	0.21%	436
Xperi Holding Corp.	1,577	0.23%	(3,182)
CommVault Systems, Inc.	309	0.17%	(3,324)
Qorvo, Inc.	148	0.18%	(4,542)
Total Technology			242,275

Utilities
National Fuel Gas Co.	1,671	0.83%	17,501
Chesapeake Utilities Corp.	728	0.82%	16,689
American States Water Co.	698	0.56%	14,896
IDACORP, Inc.	939	0.83%	14,093
UGI Corp.	2,326	0.83%	11,952
Southern Co.	1,267	0.67%	11,421
MGE Energy, Inc.	1,263	0.81%	6,624
Portland General Electric Co.	2,000	0.82%	6,510
CMS Energy Corp.	1,031	0.52%	4,835
California Water Service Group	434	0.24%	3,991
WEC Energy Group, Inc.	1,007	0.76%	3,730
Essential Utilities, Inc.	402	0.17%	2,525
Sempra Energy	225	0.23%	1,872
PPL Corp.	3,576	0.83%	1,537
NextEra Energy, Inc.	227	0.16%	362
Total Utilities			118,538

Industrial
Keysight Technologies, Inc.	501	0.80%	18,710
Knowles Corp.	4,746	0.86%	14,988
Encore Wire Corp.	438	0.49%	14,610
Mueller Industries, Inc.	1,126	0.52%	14,287
Owens Corning	554	0.39%	9,708
Oshkosh Corp.	472	0.41%	9,049
Snap-on, Inc.	316	0.53%	7,849
Vishay Intertechnology, Inc.	2,730	0.46%	7,066
Louisiana-Pacific Corp.	502	0.31%	6,728
Boise Cascade Co.	545	0.30%	6,120
TTM Technologies, Inc.	2,961	0.34%	5,604
Eagle Materials, Inc.	318	0.41%	4,935
Watts Water Technologies, Inc. — Class A	111	0.17%	4,846
Hillenbrand, Inc.	899	0.36%	4,370
Sanmina Corp.	1,808	0.58%	3,552
Albany International Corp. — Class A	353	0.24%	3,416
Crane Co.	522	0.41%	3,069
Simpson Manufacturing Company, Inc.	160	0.17%	2,953
Textron, Inc.	643	0.39%	2,700

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Packaging Corporation of America	686	0.72%	$2,187
Atkore, Inc.	233	0.20%	2,172
UFP Industries, Inc.	288	0.21%	2,172
General Dynamics Corp.	338	0.55%	1,708
Pentair plc	319	0.18%	1,501
Lockheed Martin Corp.	96	0.26%	1,448
3M Co.	461	0.64%	998
Graco, Inc.	535	0.33%	900
Insteel Industries, Inc.	542	0.17%	509
Agilent Technologies, Inc.	138	0.17%	51
Dorian LPG Ltd.	1,768	0.17%	(35)
Emerson Electric Co.	669	0.48%	(1,475)
Donaldson Company, Inc.	1,122	0.52%	(1,513)
Worthington Industries, Inc.	1,095	0.46%	(1,645)
OSI Systems, Inc.	600	0.43%	(2,417)
Vontier Corp.	1,270	0.30%	(3,392)
MDU Resources Group, Inc.	2,245	0.54%	(3,393)
Toro Co.	796	0.62%	(4,126)
Garmin Ltd.	792	0.84%	(4,350)
Huntington Ingalls Industries, Inc.	350	0.51%	(5,995)
Sturm Ruger & Company, Inc.	856	0.45%	(6,388)
Total Industrial			123,477

Communications
Alphabet, Inc. — Class C	56	1.26%	41,891
Cisco Systems, Inc.	1,957	0.96%	25,092
Amazon.com, Inc.	21	0.54%	19,285
Viavi Solutions, Inc.	5,807	0.79%	17,326
Juniper Networks, Inc.	1,256	0.35%	16,378
Meta Platforms, Inc. — Class A	130	0.34%	15,842
VeriSign, Inc.	160	0.32%	6,726
F5, Inc.	113	0.21%	5,968
Motorola Solutions, Inc.	147	0.31%	3,818
InterDigital, Inc.	599	0.33%	1,549
FactSet Research Systems, Inc.	44	0.17%	1,532
eBay, Inc.	374	0.19%	911
Nexstar Media Group, Inc. — Class A	245	0.29%	32
Omnicom Group, Inc.	1,435	0.82%	(42)
Shenandoah Telecommunications Co.	1,335	0.26%	(987)
Yelp, Inc. — Class A	795	0.22%	(1,269)
Cogent Communications Holdings, Inc.	483	0.27%	(1,299)
Telephone & Data Systems, Inc.	1,797	0.28%	(2,135)
T-Mobile US, Inc.	318	0.29%	(2,366)
Verizon Communications, Inc.	1,796	0.72%	(3,987)
Total Communications			144,265

Basic Materials
Westlake Chemical Corp.	774	0.58%	3,329
LyondellBasell Industries N.V. — Class A	862	0.62%	2,950
Dow, Inc.	1,151	0.51%	2,524
Southern Copper Corp.	537	0.26%	1,644
Valvoline, Inc.	985	0.29%	1,223
Celanese Corp. — Class A	472	0.62%	951
Newmont Corp.	349	0.17%	735
Steel Dynamics, Inc.	512	0.25%	(144)
Nucor Corp.	324	0.29%	(176)
Total Basic Materials			13,036

Energy
Equitrans Midstream Corp.	2,092	0.17%	3,157
Kinder Morgan, Inc.	1,326	0.16%	158
Antero Midstream Corp.	2,198	0.17%	(1,653)
Total Energy			1,662
Total GS Equity Long Custom Basket			$1,122,016

GS EQUITY SHORT CUSTOM BASKET
Communications
Okta, Inc.	302	(0.56)%	$14,439
Uber Technologies, Inc.	2,338	(0.82)%	10,880
Airbnb, Inc. — Class A	263	(0.37)%	7,051
Liberty Broadband Corp. — Class C	466	(0.63)%	4,537
Walt Disney Co.	265	(0.34)%	(1,470)
Lyft, Inc. — Class A	2,342	(0.84)%	(4,669)
Total Communications			30,768

Financial
Americold Realty Trust	3,237	(0.89)%	15,176
JBG SMITH Properties	2,447	(0.59)%	11,202
Ventas, Inc.	1,945	(0.83)%	9,502
Park Hotels & Resorts, Inc.	6,945	(1.10)%	5,785
Lincoln National Corp.	1,725	(0.99)%	1,970
Welltower, Inc.	1,681	(1.21)%	1,331
Ameriprise Financial, Inc.	216	(0.55)%	721
Safehold, Inc.	1,762	(1.18)%	(593)
RLJ Lodging Trust	9,330	(1.09)%	(1,183)
Wells Fargo & Co.	2,606	(1.05)%	(1,308)
American Tower Corp. — Class A	146	(0.36)%	(1,511)
DiamondRock Hospitality Co.	8,214	(0.66)%	(1,647)
SBA Communications Corp.	169	(0.55)%	(2,156)
Apple Hospitality REIT, Inc.	4,156	(0.56)%	(2,178)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Crown Castle International Corp.	351	(0.61)%	$(2,611)
Sunstone Hotel Investors, Inc.	11,391	(1.12)%	(3,200)
Equinix, Inc.	171	(1.21)%	(3,328)
Digital Realty Trust, Inc.	370	(0.55)%	(3,348)
First Horizon Corp.	7,564	(1.03)%	(3,427)
Pebblebrook Hotel Trust	5,330	(1.00)%	(4,273)
Xenia Hotels & Resorts, Inc.	4,736	(0.72)%	(4,848)
Ryman Hospitality Properties, Inc.	1,304	(1.00)%	(5,686)
Equitable Holdings, Inc.	4,169	(1.14)%	(6,586)
Signature Bank	267	(0.72)%	(6,751)
Host Hotels & Resorts, Inc.	10,502	(1.53)%	(7,113)
Outfront Media, Inc.	3,932	(0.88)%	(9,182)
Invitation Homes, Inc.	1,943	(0.74)%	(9,343)
First Republic Bank	443	(0.77)%	(9,753)
Bank of New York Mellon Corp.	2,476	(1.20)%	(10,028)
Western Alliance Bancorporation	1,274	(1.15)%	(10,359)
Apartment Income REIT Corp.	3,604	(1.65)%	(10,931)
State Street Corp.	1,910	(1.49)%	(11,397)
Northern Trust Corp.	1,154	(1.16)%	(11,510)
Kennedy-Wilson Holdings, Inc.	8,229	(1.65)%	(12,561)
Comerica, Inc.	2,403	(1.75)%	(14,699)
UDR, Inc.	1,549	(0.78)%	(15,171)
Howard Hughes Corp.	1,176	(1.00)%	(19,827)
Sun Communities, Inc.	716	(1.26)%	(32,117)
Total Financial			(192,938)

Consumer, Non-cyclical
Teladoc Health, Inc.	743	(0.57)%	24,103
Guardant Health, Inc.	629	(0.53)%	18,225
CoStar Group, Inc.	1,516	(1.00)%	12,630
ManpowerGroup, Inc.	442	(0.36)%	8,983
ABM Industries, Inc.	1,158	(0.40)%	8,332
Brink’s Co.	767	(0.42)%	6,418
US Foods Holding Corp.	2,336	(0.68)%	2,788
Nielsen Holdings plc	1,996	(0.34)%	1,553
ASGN, Inc.	742	(0.77)%	1,275
Rollins, Inc.	2,935	(0.84)%	1,235
Insperity, Inc.	426	(0.42)%	811
Sysco Corp.	1,747	(1.15)%	(2,387)
TransUnion	638	(0.63)%	(3,601)
Bunge Ltd.	697	(0.54)%	(3,730)
Booz Allen Hamilton Holding Corp.	813	(0.58)%	(3,865)
Equifax, Inc.	235	(0.58)%	(6,826)
Dun & Bradstreet Holdings, Inc.	4,400	(0.75)%	(7,247)
Verisk Analytics, Inc. — Class A	458	(0.88)%	(8,300)
Cintas Corp.	389	(1.44)%	(9,043)
Driven Brands Holdings, Inc.	3,607	(1.02)%	(19,106)
Total Consumer, Non-cyclical			22,248

Consumer, Cyclical
Freshpet, Inc.	592	(0.47)%	32,111
United Airlines Holdings, Inc.	4,066	(1.49)%	26,892
Delta Air Lines, Inc.	4,771	(1.56)%	20,900
Southwest Airlines Co.	1,154	(0.41)%	17,961
Spirit Airlines, Inc.	3,371	(0.62)%	14,937
JetBlue Airways Corp.	2,929	(0.35)%	12,874
Alaska Air Group, Inc.	826	(0.36)%	11,640
Frontier Group Holdings, Inc.	3,619	(0.41)%	11,542
Las Vegas Sands Corp.	1,164	(0.37)%	3,790
American Airlines Group, Inc.	8,812	(1.33)%	1,265
Royal Caribbean Cruises Ltd.	887	(0.57)%	(580)
Wynn Resorts Ltd.	510	(0.36)%	(1,762)
Marriott International, Inc. — Class A	490	(0.68)%	(1,844)
IAA, Inc.	1,559	(0.66)%	(3,195)
Carnival Corp.	3,455	(0.58)%	(6,346)
Hilton Worldwide Holdings, Inc.	496	(0.65)%	(7,388)
Madison Square Garden Sports Corp. — Class A	841	(1.22)%	(8,696)
Copart, Inc.	810	(1.03)%	(13,069)
Total Consumer, Cyclical			111,032

Technology
Coupa Software, Inc.	287	(0.38)%	28,389
Avalara, Inc.	198	(0.21)%	6,719
Leidos Holdings, Inc.	696	(0.52)%	3,154
Smartsheet, Inc. — Class A	376	(0.24)%	(923)
Zscaler, Inc.	90	(0.24)%	(1,523)
Snowflake, Inc. — Class A	123	(0.35)%	(2,634)
Ceridian HCM Holding, Inc.	685	(0.60)%	(5,462)
KBR, Inc.	3,305	(1.32)%	(21,965)
Total Technology			5,755

Industrial
Stericycle, Inc.	2,145	(1.07)%	30,462
Boeing Co.	697	(1.17)%	14,992
US Ecology, Inc.	2,147	(0.57)%	10,016
TransDigm Group, Inc.	95	(0.51)%	885

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Jacobs Engineering Group, Inc.	1,492	(1.74)%	$505
CH Robinson Worldwide, Inc.	1,031	(0.93)%	(6,339)
Howmet Aerospace, Inc.	3,339	(0.89)%	(6,508)
Waste Management, Inc.	783	(1.09)%	(22,954)
Tetra Tech, Inc.	535	(0.76)%	(32,178)
Republic Services, Inc. — Class A	1,098	(1.28)%	(33,296)
Casella Waste Systems, Inc. — Class A	1,813	(1.30)%	(42,303)
Total Industrial			(86,718)

Energy
Plug Power, Inc.	908	(0.21)%	8,982
Valero Energy Corp.	598	(0.38)%	1,390
Marathon Petroleum Corp.	760	(0.41)%	(953)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Schlumberger N.V.	5,126	(1.29)%	$(3,250)
Hess Corp.	1,302	(0.81)%	(3,273)
NOV, Inc.	4,088	(0.46)%	(4,051)
Patterson-UTI Energy, Inc.	8,653	(0.61)%	(5,782)
Pioneer Natural Resources Co.	878	(1.34)%	(8,725)
Halliburton Co.	7,127	(1.36)%	(12,936)
Total Energy			(28,598)

Utilities
Entergy Corp.	861	(0.81)%	(1,995)
ONE Gas, Inc.	2,695	(1.75)%	(6,731)
Atmos Energy Corp.	2,048	(1.80)%	(8,990)
Black Hills Corp.	1,993	(1.18)%	(9,066)
CenterPoint Energy, Inc.	6,387	(1.49)%	(11,649)
OGE Energy Corp.	2,859	(0.92)%	(12,009)
Edison International	2,990	(1.71)%	(30,932)
Total Utilities			(81,372)
Total GS Equity Short Custom Basket			$(219,823)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[2]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[3]	Rate indicated is the 7-day yield as of December 31, 2021.
[4]	Securities lending collateral — See Note 7.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,814,294	$—	$—	$24,814,294
Money Market Fund	728,818	—	—	728,818
Securities Lending Collateral	41,255	—	—	41,255
Equity Custom Basket Swap Agreements**	—	2,248,083	—	2,248,083
Total Assets	$25,584,367	$2,248,083	$—	$27,832,450

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$432,668	$—	$432,668

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $41,511 of securities loaned (cost $22,589,436)	$25,584,367
Unrealized appreciation on OTC swap agreements	2,248,083
Receivables:
Swap settlement	126,950
Dividends	20,199
Fund shares sold	5,927
Cash	943
Securities lending income	2
Total assets	27,986,471

Liabilities:
Unrealized depreciation on OTC swap agreements	432,668
Payable for:
Fund shares redeemed	50,351
Return of securities lending collateral	41,255
Management fees	20,423
Investor service fees	5,673
Transfer agent and administrative fees	2,700
Portfolio accounting fees	2,269
Trustees’ fees*	256
Miscellaneous	47,633
Total liabilities	603,228
Commitments and contingent liabilities (Note 11)	—
Net assets	$27,383,243

Net assets consist of:
Paid in capital	$23,817,559
Total distributable earnings (loss)	3,565,684
Net assets	$27,383,243
Capital shares outstanding	1,546,193
Net asset value per share	$17.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$524,243
Income from securities lending, net	156
Total investment income	524,399

Expenses:
Management fees	230,744
Investor service fees	64,096
Transfer agent and administrative fees	41,915
Professional fees	29,641
Portfolio accounting fees	25,638
Trustees’ fees*	3,817
Custodian fees	3,690
Miscellaneous	9,418
Total expenses	408,959
Net investment income	115,440

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,191,181
Swap agreements	(3,462,198)
Net realized gain	2,728,983
Net change in unrealized appreciation (depreciation) on:
Investments	(361,520)
Swap agreements	2,899,490
Net change in unrealized appreciation (depreciation)	2,537,970
Net realized and unrealized gain	5,266,953
Net increase in net assets resulting from operations	$5,382,393

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$115,440	$141,021
Net realized gain on investments	2,728,983	560,481
Net change in unrealized appreciation (depreciation) on investments	2,537,970	35,301
Net increase in net assets resulting from operations	5,382,393	736,803

Distributions to shareholders	(164,195)	(189,586)

Capital share transactions:
Proceeds from sale of shares	7,652,856	4,344,222
Distributions reinvested	164,195	189,586
Cost of shares redeemed	(8,621,079)	(12,795,374)
Net decrease from capital share transactions	(804,028)	(8,261,566)
Net increase (decrease) in net assets	4,414,170	(7,714,349)

Net assets:
Beginning of year	22,969,073	30,683,422
End of year	$27,383,243	$22,969,073

Capital share activity:
Shares sold	474,278	338,226
Shares issued from reinvestment of distributions	10,294	14,096
Shares redeemed	(533,153)	(973,871)
Net decrease in shares	(48,581)	(621,549)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$14.40	$13.84	$13.19	$17.59	$15.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.08	.09	.08	(.05)
Net gain (loss) on investments (realized and unrealized)	3.35	.59	.64	(2.19)	2.33
Total from investment operations	3.42	.67	.73	(2.11)	2.28
Less distributions from:
Net investment income	(.11)	(.11)	(.08)	—	(.06)
Net realized gains	—	—	—	(2.29)	—
Total distributions	(.11)	(.11)	(.08)	(2.29)	(.06)
Net asset value, end of period	$17.71	$14.40	$13.84	$13.19	$17.59

Total Return[b]	23.80%	4.93%	5.54%	(12.94%)	14.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,383	$22,969	$30,683	$29,211	$39,138
Ratios to average net assets:
Net investment income (loss)	0.45%	0.59%	0.65%	0.52%	(0.32%)
Total expenses[c,d]	1.60%	1.73%	1.72%	1.62%	1.78%
Portfolio turnover rate	211%	160%	170%	266%	258%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total expenses may include certain non-operating expenses. Excluding these non-operating expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.60%	1.73%	1.72%	1.62%	1.61%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2021, Guggenheim Global Managed Futures Strategy Fund returned 0.82%. The ICE BofA 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 0.05%. The Fund underperformed the SG (Societe Generale) CTA Index for the year, which returned 6.17%, but within expected performance dispersion.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit or profit from market inefficiencies in futures markets around the world.

For the one-year period ending December 31, 2021, positions in Equity Indexes and Commodities contributed positively to the Fund. Positions in Fixed Income detracted from fund returns.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	31.4%
Guggenheim Strategy Fund III	20.9%
Guggenheim Strategy Fund II	1.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.7%
Total	54.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	0.82%	2.06%	(0.52%)
ICE BofA 3-Month U.S. Treasury Bill Index	0.05%	1.14%	0.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 54.1%
Guggenheim Variable Insurance Strategy Fund III[1]	134,486	$3,356,761
Guggenheim Strategy Fund III[1]	89,107	2,230,346
Guggenheim Strategy Fund II1	4,552	113,258
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,274	72,155
Total Mutual Funds
(Cost $5,738,109)		5,772,520

	Face Amount
U.S. TREASURY BILLS†† - 13.0%
U.S. Treasury Bills
0.04% due 01/06/22[2,3]	$1,384,000	1,383,999
Total U.S. Treasury Bills
(Cost $1,383,992)		1,383,999

REPURCHASE AGREEMENTS††,4 - 32.7%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	1,950,652	1,950,652
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	806,732	806,732
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	733,392	733,392
Total Repurchase Agreements
(Cost $3,490,776)		3,490,776

Total Investments - 99.8%
(Cost $10,612,877)		$10,647,295
Other Assets & Liabilities, net - 0.2%		23,334
Total Net Assets - 100.0%		$10,670,629

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Cotton #2 Futures Contracts	13	Jul 2022	$700,245	$28,472
Gasoline RBOB Futures Contracts	10	Jan 2022	933,198	23,873
FCOJ-A Futures Contracts	6	Mar 2022	125,955	8,993
Live Cattle Futures Contracts	9	Feb 2022	502,740	8,137
Soybean Futures Contracts	3	Mar 2022	200,962	7,264
WTI Crude Futures Contracts	2	Jan 2022	150,900	7,207
CME Cash-Settled Butter Futures Contracts	1	Feb 2022	46,500	5,577
Coffee ‘C’ Futures Contracts	3	Mar 2022	253,969	5,022
Cattle Feeder Futures Contracts	2	Mar 2022	170,000	5,014
Live Cattle Futures Contracts	35	Jun 2022	1,947,400	4,512
Brent Crude Futures Contracts	1	Jan 2022	77,940	4,158
CME Class III Milk Futures Contracts	2	Mar 2022	83,000	3,568
LME Primary Aluminum Futures Contracts	4	Feb 2022	280,500	3,444
Canadian Canola (WCE) Futures Contracts	8	Mar 2022	128,164	2,905
CBOT Rough Rice Futures Contracts	6	Mar 2022	178,440	1,751
CME Nonfat Dry Milk Futures Contracts	1	Feb 2022	70,323	1,680
CME Cheese Futures Contracts	1	Feb 2022	37,920	191
SGX Iron Ore 62% Futures Contracts	1	Feb 2022	12,095	143
LME Zinc Futures Contracts	1	Feb 2022	89,066	132
Dry Whey Futures Contracts	1	Feb 2022	29,876	(134)
Soybean Oil Futures Contracts	1	Mar 2022	33,942	(167)
Euro - Mill Wheat Futures Contracts	1	Mar 2022	15,853	(248)
Platinum Futures Contracts	1	Apr 2022	48,230	(741)
Corn Futures Contracts	4	Mar 2022	118,500	(831)
Low Sulphur Gas Oil Futures Contracts	1	Feb 2022	66,600	(1,127)
Sugar #11 Futures Contracts	16	Feb 2022	337,075	(1,835)
Natural Gas Futures Contracts	1	Jan 2022	37,650	(1,903)
Oat Futures Contracts	3	Mar 2022	102,675	(2,036)
NY Harbor ULSD Futures Contracts	1	Jan 2022	97,789	(2,296)
Red Spring Wheat Futures Contracts	7	Mar 2022	342,650	(7,271)

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased† (continued)
ECX Emission Futures Contracts	1	Dec 2022	$91,815	$(10,859)
Natural Gas Futures Contracts	15	Feb 2022	538,800	(18,188)
			$7,850,772	$74,407
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2022	$326,505	$14,094
Tokyo Stock Price Index Futures Contracts††	1	Mar 2022	173,291	7,279
S&P/TSX 60 IX Index Futures Contracts	2	Mar 2022	405,211	3,554
SPI 200 Index Futures Contracts††	9	Mar 2022	1,211,458	2,994
Amsterdam Index Futures Contracts††	2	Jan 2022	362,837	2,796
FTSE Taiwan Index Futures Contracts	6	Jan 2022	384,540	2,299
Dow Jones Industrial Average Index Mini Futures Contracts	3	Mar 2022	543,450	1,841
CAC 40 10 Euro Index Futures Contracts††	6	Jan 2022	486,953	1,358
OMX Stockholm 30 Index Futures Contracts††	1	Jan 2022	26,616	880
Nikkei 225 (OSE) Index Futures Contracts††	1	Mar 2022	250,677	(428)
FTSE 100 Index Futures Contracts††	1	Mar 2022	98,885	(507)
CBOE Volatility Index Futures Contracts	6	Feb 2022	131,700	(1,019)
Euro STOXX 50 Index Futures Contracts††	5	Mar 2022	242,954	(1,113)
S&P 500 Index Mini Futures Contracts	2	Mar 2022	475,950	(1,628)
CBOE Volatility Index Futures Contracts	5	Jan 2022	98,600	(11,605)
			$5,219,627	$20,795
Currency Futures Contracts Purchased†
British Pound Futures Contracts	2	Mar 2022	$169,000	$(149)
Japanese Yen Futures Contracts	5	Mar 2022	543,313	(329)
			$712,313	$(478)
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	1	Mar 2022	$196,094	$552
U.S. Treasury 2 Year Note Futures Contracts	9	Mar 2022	1,963,195	197
U.S. Treasury Long Bond Futures Contracts	2	Mar 2022	319,875	195
U.S. Treasury 10 Year Note Futures Contracts	5	Mar 2022	651,641	(343)
Euro - Bobl Futures Contracts††	1	Mar 2022	151,594	(456)
Euro - Schatz Futures Contracts††	47	Mar 2022	5,994,319	(1,089)
Australian Government 10 Year Bond Futures Contracts††	8	Mar 2022	812,383	(3,126)
Euro - OATS Futures Contracts††	7	Mar 2022	1,299,510	(12,332)
Euro - BTP Italian Government Bond Futures Contracts††	10	Mar 2022	1,672,587	(18,330)
			$11,436,432	$(34,732)
Interest Rate Futures Contracts Sold Short††
Long Gilt Futures Contracts	14	Mar 2022	$2,363,027	$19,902
Euro - Bund Futures Contracts	1	Mar 2022	195,036	57
Australian Government 3 Year Bond Futures Contracts	27	Mar 2022	2,240,876	(504)
Canadian Government 10 Year Bond Futures Contracts	15	Mar 2022	1,690,056	(1,039)
			$6,488,995	$18,416
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	14	May 2022	$353,220	$13,947
CBOE Volatility Index Futures Contracts	11	Jun 2022	281,270	2,167
Russell 2000 Index Mini Futures Contracts	1	Mar 2022	112,125	212
MSCI EAFE Index Futures Contracts	1	Mar 2022	116,035	128
IBEX 35 Index Futures Contracts††	1	Jan 2022	98,537	(1,379)
			$961,187	$15,075
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	16	Mar 2022	$565,760	$15,799
Lean Hogs Futures Contracts	3	Feb 2022	97,560	1,817
Black Sea Wheat Financially Settled (Platts) Futures Contracts	1	Mar 2022	16,700	97
Soybean Meal Futures Contracts	1	Mar 2022	39,990	(163)
LME Lead Futures Contracts	1	Feb 2022	57,988	(222)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (continued)
Cocoa Futures Contracts	3	Mar 2022	$76,170	$(793)
Gold 100 oz. Futures Contracts	1	Feb 2022	183,020	(1,663)
Cotton #2 Futures Contracts	5	Mar 2022	281,625	(5,822)
Live Cattle Futures Contracts	35	Apr 2022	2,026,850	(13,298)
Gasoline RBOB Futures Contracts	10	Mar 2022	979,104	(47,863)
			$4,324,767	$(52,111)
Currency Futures Contracts Sold Short†
Mexican Peso Futures Contracts	6	Mar 2022	$144,450	$234
New Zealand Dollar Futures Contracts	3	Mar 2022	205,050	228
Canadian Dollar Futures Contracts	3	Mar 2022	237,195	(1,808)
Euro FX Futures Contracts	5	Mar 2022	712,000	(2,943)
Australian Dollar Futures Contracts	14	Mar 2022	1,017,450	(6,046)
Swiss Franc Futures Contracts	36	Mar 2022	4,941,450	(67,587)
			$7,257,595	$(77,922)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,772,520	$—	$—	$5,772,520
U.S. Treasury Bills	—	1,383,999	—	1,383,999
Repurchase Agreements	—	3,490,776	—	3,490,776
Commodity Futures Contracts**	139,756	—	—	139,756
Equity Futures Contracts**	38,242	15,307	—	53,549
Interest Rate Futures Contracts**	944	19,959	—	20,903
Currency Futures Contracts**	462	—	—	462
Total Assets	$5,951,924	$4,910,041	$—	$10,861,965

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$117,460	$—	$—	$117,460
Currency Futures Contracts**	78,862	—	—	78,862
Interest Rate Futures Contracts**	343	36,876	—	37,219
Equity Futures Contracts**	14,759	2,920	—	17,679
Total Liabilities	$211,424	$39,796	$—	$251,220

**	This derivative is reported as unrealized appreciation/depreciation at period end.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$112,043	$1,580	$—	$—	$(365)	$113,258	4,552	$1,583
Guggenheim Strategy Fund III	2,399,952	36,279	(200,000)	1,034	(6,919)	2,230,346	89,107	36,398
Guggenheim Ultra Short Duration Fund — Institutional Class	71,938	652	—	—	(435)	72,155	7,274	653
Guggenheim Variable Insurance Strategy Fund III	4,305,677	61,477	(1,000,000)	3,520	(13,913)	3,356,761	134,486	61,713
	$6,889,610	$99,988	$(1,200,000)	$4,554	$(21,632)	$5,772,520		$100,347

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $1,383,992)	$1,383,999
Investments in affiliated issuers, at value (cost $5,738,109)	5,772,520
Repurchase agreements, at value (cost $3,490,776)	3,490,776
Segregated cash with broker	20,935
Receivables:
Variation margin on futures contracts	48,383
Dividends	7,614
Interest	4
Total assets	10,724,231

Liabilities:
Overdraft due to custodian bank	423
Payable for:
Professional fees	14,507
Fund shares redeemed	11,777
Management fees	8,298
Securities purchased	8,004
Investor service fees	2,309
Transfer agent and administrative fees	1,099
Portfolio accounting fees	924
Trustees’ fees*	105
Miscellaneous	6,156
Total liabilities	53,602
Commitments and contingent liabilities (Note 11)	—
Net assets	$10,670,629

Net assets consist of:
Paid in capital	$11,555,935
Total distributable earnings (loss)	(885,306)
Net assets	$10,670,629
Capital shares outstanding	656,980
Net asset value per share	$16.24

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$100,347
Interest	1,768
Total investment income	102,115

Expenses:
Management fees	126,797
Investor service fees	31,061
Transfer agent and administrative fees	21,079
Professional fees	23,614
Portfolio accounting fees	12,425
Trustees’ fees*	2,155
Custodian fees	1,821
Miscellaneous	6,197
Total expenses	225,149
Less:
Expenses waived by Adviser	(15,156)
Net expenses	209,993
Net investment loss	(107,878)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	4,554
Futures contracts	718,438
Foreign currency transactions	4,449
Net realized gain	727,441
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(17)
Investments in affiliated issuers	(21,632)
Futures contracts	(380,810)
Foreign currency translations	23
Net change in unrealized appreciation (depreciation)	(402,436)
Net realized and unrealized gain	325,005
Net increase in net assets resulting from operations	$217,127

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(107,878)	$(83,454)
Net realized gain (loss) on investments	727,441	(94,294)
Net change in unrealized appreciation (depreciation) on investments	(402,436)	489,683
Net increase in net assets resulting from operations	217,127	311,935

Distributions to shareholders	(159,696)	(742,547)

Capital share transactions:
Proceeds from sale of shares	1,612,119	5,382,174
Distributions reinvested	159,696	742,547
Cost of shares redeemed	(4,751,302)	(6,383,348)
Net decrease from capital share transactions	(2,979,487)	(258,627)
Net decrease in net assets	(2,922,056)	(689,239)

Net assets:
Beginning of year	13,592,685	14,281,924
End of year	$10,670,629	$13,592,685

Capital share activity:
Shares sold	96,246	318,315
Shares issued from reinvestment of distributions	9,684	46,007
Shares redeemed	(281,924)	(389,468)
Net decrease in shares	(175,994)	(25,146)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$16.32	$16.64	$15.50	$17.06	$15.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.09)	.14	.20	.10
Net gain (loss) on investments (realized and unrealized)	.29	.51	1.15	(1.76)	1.27
Total from investment operations	.14	.42	1.29	(1.56)	1.37
Less distributions from:
Net investment income	—	(.65)	(.15)	—	(.24)
Net realized gains	(.22)	(.09)	—	—	—
Total distributions	(.22)	(.74)	(.15)	—	(.24)
Net asset value, end of period	$16.24	$16.32	$16.64	$15.50	$17.06

Total Return[b]	0.82%	2.60%	8.35%	(9.14%)	8.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,671	$13,593	$14,282	$13,281	$14,791
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.55%)	0.82%	1.21%	0.59%
Total expenses[c]	1.81%	1.80%	1.81%	1.72%	1.69%
Net expenses[d]	1.69%	1.72%	1.74%	1.66%	1.64%
Portfolio turnover rate	2%	2%	13%	8%	1%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk*–typically in the 5% to 8% range.

For the one-year period ended December 31, 2021, Guggenheim Multi-Hedge Strategies Fund produced a return of 8.10%. The Fund succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index came in at 49% and -16%, respectively. During the period the Fund experienced 6.4% risk, as measured by annualized daily return standard deviation.

The Fund outperformed the HFRX Global Hedge Fund Index, which returned 3.65% for the year. The HFRX Global Hedge Fund Index had a correlation of 71% with the S&P 500 Index and a -18% correlation to the Bloomberg U.S. Aggregate Bond Index in 2021.

Three hedge fund strategies used within the Fund contributed positively to Fund returns in 2021. Specifically, Equity Market Neutral, Merger Arbitrage, and Long/Short Equity strategies were positive contributors for the year. Global Macro was the only strategy to detract from performance this year.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, index exposure, duration management, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives had a positive contribution to Fund performance for the year.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

* Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.9%
Guggenheim Strategy Fund III	5.7%
Guggenheim Variable Insurance Strategy Fund III	4.9%
Xilinx, Inc.	2.7%
Nuance Communications, Inc.	2.4%
IHS Markit Ltd.	2.3%
Magellan Health, Inc.	1.4%
Ferro Corp.	1.3%
Coherent, Inc.	1.3%
Top Ten Total	34.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	8.10%	3.71%	2.83%
S&P 500 Index	28.71%	18.47%	16.55%
HFRX Global Hedge Fund Index	3.65%	3.52%	2.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 39.1%

Financial - 10.5%
Monmouth Real Estate Investment Corp. REIT	25,364	$532,927
Athene Holding Ltd. — Class A*	6,244	520,313
CyrusOne, Inc. REIT	5,794	519,838
People’s United Financial, Inc.	28,915	515,265
MGM Growth Properties LLC — Class A REIT	10,133	413,933
CIT Group, Inc.	7,570	388,644
Investors Bancorp, Inc.	19,273	291,986
CorePoint Lodging, Inc. REIT*	17,091	268,329
TriState Capital Holdings, Inc.*	8,779	265,652
Flagstar Bancorp, Inc.	5,468	262,136
Great Western Bancorp, Inc.	6,329	214,933
Sterling Bancorp	8,188	211,169
State Auto Financial Corp.	3,858	199,420
Total Financial		4,604,545

Technology - 7.9%
Xilinx, Inc.	5,536	1,173,798
Nuance Communications, Inc.*	18,952	1,048,424
PAE, Inc.*	52,745	523,758
Change Healthcare, Inc.*	21,971	469,740
Cerner Corp.	2,810	260,965
Total Technology		3,476,685

Consumer, Non-cyclical - 7.9%
IHS Markit Ltd.	7,704	1,024,016
Magellan Health, Inc.*	6,606	627,504
Sanderson Farms, Inc.	2,446	467,381
GreenSky, Inc. — Class A*	40,798	463,465
Intersect ENT, Inc.*	14,507	396,186
Arena Pharmaceuticals, Inc.*	2,888	268,411
RR Donnelley & Sons Co.*	18,430	207,522
Total Consumer, Non-cyclical		3,454,485

Industrial - 5.4%
Coherent, Inc.*	2,089	556,807
Forterra, Inc.*	20,929	497,692
Welbilt, Inc.*	17,148	407,608
Teekay LNG Partners, LP	23,175	392,353
Aerojet Rocketdyne Holdings, Inc.	8,378	391,755
SPX FLOW, Inc.	1,467	126,866
Total Industrial		2,373,081

Basic Materials - 3.1%
Ferro Corp.*	25,867	564,677
Atotech Ltd.*	10,933	279,010
Kraton Corp.*	5,829	269,999
Rogers Corp.*	974	265,902
Total Basic Materials		1,379,588

Communications - 2.4%
Mimecast Ltd.*	4,940	393,076
Vonage Holdings Corp.*	18,880	392,515
NeoPhotonics Corp.*	17,262	265,317
Total Communications		1,050,908

Consumer, Cyclical - 1.9%
Veoneer, Inc.*	11,557	410,049
Casper Sleep, Inc.*	39,769	265,657
Golden Nugget Online Gaming, Inc.*	14,224	141,529
Total Consumer, Cyclical		817,235

Total Common Stocks
(Cost $16,075,918)		17,156,527

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Lantheus Holdings, Inc.*	41,807	—
Alexion Pharmaceuticals, Inc.*	32,749	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 22.6%
Guggenheim Strategy Fund II1	108,001	2,687,069
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	257,937	2,558,734
Guggenheim Strategy Fund III[1]	99,249	2,484,199
Guggenheim Variable Insurance Strategy Fund III[1]	86,555	2,160,414
Total Mutual Funds
(Cost $9,906,756)		9,890,416

CLOSED-END FUNDS† - 7.1%
Aberdeen Global Premier Properties Fund	18,738	128,168
Nuveen Real Estate Income Fund[2]	9,974	127,867
CBRE Global Real Estate Income Fund	13,033	127,593
Royce Value Trust, Inc.	6,336	124,122
Aberdeen Total Dynamic Dividend Fund	12,117	123,836
General American Investors Company, Inc.	2,768	122,346
Gabelli Dividend & Income Trust	4,509	121,743
LMP Capital and Income Fund, Inc.	7,941	120,703
Adams Diversified Equity Fund, Inc.	6,200	120,342
Royce Micro-Capital Trust, Inc.	10,347	119,508
Virtus AllianzGI Convertible & Income Fund	20,480	119,398
BlackRock California Municipal Income Trust	8,178	118,990
PGIM Global High Yield Fund, Inc.	7,869	118,743
Nuveen New York AMT-Free Quality Municipal Income Fund	8,604	118,649
Saba Capital Income & Opportunities Fund	26,094	117,945
Virtus AllianzGI Convertible & Income Fund II	23,015	117,377
Tri-Continental Corp.[2]	3,379	112,149
Miller/Howard High Dividend Fund	9,619	99,268
Nuveen New York Quality Municipal Income Fund	5,929	87,690
Gabelli Healthcare & WellnessRx Trust	5,287	71,744

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Invesco Trust for Investment Grade New York Municipals	5,343	$71,703
Western Asset Managed Municipals Fund, Inc.	5,420	70,894
Invesco Dynamic Credit Opportunities Fund*	5,517	68,576
Invesco Pennsylvania Value Municipal Income Trust[2]	4,849	67,741
Nuveen New Jersey Quality Municipal Income Fund	4,273	65,719
Delaware Ivy High Income Opportunities Fund	4,128	57,503
Sprott Focus Trust, Inc.	6,577	56,559
Aberdeen Japan Equity Fund, Inc.	5,036	40,943
Morgan Stanley Emerging Markets Debt Fund, Inc.	4,406	39,698
Swiss Helvetia Fund, Inc.	3,547	35,257
Nuveen Ohio Quality Municipal Income Fund	2,136	34,112
Source Capital, Inc.	617	26,660
Tortoise Power and Energy Infrastructure Fund, Inc.	1,598	21,765
Neuberger Berman New York Municipal Fund, Inc.	1,646	21,398
Gabelli Global Small and Mid Capital Value Trust[2]	1,311	20,845
Delaware Investments Minnesota Municipal Income Fund II, Inc.	1,433	20,220
Western Asset Municipal Partners Fund, Inc.	1,212	18,859
MFS Investment Grade Municipal Trust	1,387	14,300
Western Asset Intermediate Muni Fund, Inc.	1,207	11,635
Herzfeld Caribbean Basin Fund, Inc.	2,082	11,618
Royce Global Value Trust, Inc.	646	8,475
Delaware Investments National Municipal Income Fund	586	8,274
New Ireland Fund, Inc.	566	6,317
Total Closed-End Funds
(Cost $2,993,708)		3,117,252

	Face Amount
U.S. TREASURY BILLS†† - 13.6%
U.S. Treasury Bills
0.02% due 01/18/22[3,4]	$3,900,000	3,899,976
0.04% due 01/06/22[4,5]	2,079,000	2,078,999
Total U.S. Treasury Bills
(Cost $5,978,947)		5,978,975

REPURCHASE AGREEMENTS††,6 - 11.4%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	2,783,905	2,783,905
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	1,151,340	1,151,340
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	1,046,673	1,046,673
Total Repurchase Agreements
(Cost $4,981,918)		4,981,918

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	172,067	172,067
Total Securities Lending Collateral
(Cost $172,067)		172,067

Total Investments - 94.2%
(Cost $40,109,314)		41,297,155

COMMON STOCKS SOLD SHORT† - (14.3)%
Industrial - (0.3)%
II-VI, Inc.*	1,901	(129,895)

Consumer, Cyclical - (0.3)%
DraftKings, Inc. — Class A*	5,192	(142,624)

Consumer, Non-cyclical - (2.3)%
S&P Global, Inc.	2,186	(1,031,639)

Technology - (3.4)%
MKS Instruments, Inc.	604	(105,198)
Advanced Micro Devices, Inc.*	9,541	(1,372,950)
Total Technology		(1,478,148)

Financial - (8.0)%
Webster Financial Corp.	3,799	(212,136)
First Interstate BancSystem, Inc. — Class A	5,332	(216,853)
Raymond James Financial, Inc.	2,195	(220,378)
New York Community Bancorp, Inc.	21,955	(268,071)
Citizens Financial Group, Inc.	5,724	(270,459)
First Citizens BancShares, Inc. — Class A	469	(389,195)
VICI Properties, Inc.	13,842	(416,783)
Goldman Sachs Group, Inc.	1,224	(468,241)
Apollo Asset Management, Inc.	7,174	(519,613)
M&T Bank Corp.	3,412	(524,015)
Total Financial		(3,505,744)

Total Common Stocks Sold Short
(Proceeds $5,247,688)		(6,288,050)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
EXCHANGE-TRADED FUNDS SOLD SHORT† - (7.6)%
iShares Preferred & Income Securities ETF	41	$(1,617)
SPDR Gold Shares — Class D*	26	(4,445)
iShares Mortgage Real Estate ETF	162	(5,591)
iShares 7-10 Year Treasury Bond ETF	58	(6,670)
VanEck Gold Miners ETF	219	(7,015)
Energy Select Sector SPDR Fund	196	(10,878)
iShares Core High Dividend ETF	121	(12,220)
iShares iBoxx $ Investment Grade Corporate Bond ETF	150	(19,878)
iShares Floating Rate Bond ETF	964	(48,904)
Health Care Select Sector SPDR Fund	385	(54,243)
iShares Russell 1000 Growth ETF	185	(56,534)
VanEck High Yield Muni ETF	1,593	(99,451)
Invesco Senior Loan ETF	7,234	(159,871)
SPDR Bloomberg Convertible Securities ETF	2,061	(170,980)
iShares National Muni Bond ETF	1,752	(203,722)
iShares U.S. Real Estate ETF	3,098	(359,802)
iShares iBoxx High Yield Corporate Bond ETF	4,169	(362,745)
iShares Russell 2000 Index ETF	1,650	(367,042)
iShares Russell 1000 Value ETF	2,324	(390,269)
SPDR Nuveen Bloomberg Municipal Bond ETF	9,376	(485,020)
SPDR S&P 500 ETF Trust	1,053	(500,133)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,247,032)		(3,327,030)

Total Securities Sold Short - (21.9)%
(Proceeds $8,494,720)		$(9,615,080)
Other Assets & Liabilities, net - 27.7%		12,166,807
Total Net Assets - 100.0%		$43,848,882

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Cotton #2 Futures Contracts	24	Jul 2022	$1,292,760	$52,199
Gasoline RBOB Futures Contracts	20	Jan 2022	1,866,396	52,172
Live Cattle Futures Contracts	65	Jun 2022	3,616,600	12,360
Live Cattle Futures Contracts	9	Feb 2022	502,740	10,202
NY Harbor ULSD Futures Contracts	2	Jan 2022	195,577	9,352
Brent Crude Futures Contracts	2	Jan 2022	155,880	8,317
Soybean Futures Contracts	3	Mar 2022	200,962	7,678
Soybean Oil Futures Contracts	4	Mar 2022	135,768	7,332
WTI Crude Futures Contracts	2	Jan 2022	150,900	6,799
LME Zinc Futures Contracts	1	Feb 2022	89,066	6,119
Corn Futures Contracts	11	Mar 2022	325,875	5,242
LME Primary Aluminum Futures Contracts	1	Feb 2022	70,125	4,497
Low Sulphur Gas Oil Futures Contracts	2	Feb 2022	133,200	4,040
LME Nickel Futures Contracts	1	Feb 2022	125,001	3,383
Soybean Meal Futures Contracts	4	Mar 2022	159,960	628
LME Lead Futures Contracts	2	Feb 2022	115,975	256
Sugar #11 Futures Contracts	10	Feb 2022	210,672	(5,139)
Coffee ‘C’ Futures Contracts	2	Mar 2022	169,313	(14,294)
Natural Gas Futures Contracts	28	Feb 2022	1,005,760	(33,951)
			$10,522,530	$137,192
Currency Futures Contracts Purchased†
British Pound Futures Contracts	21	Mar 2022	$1,774,500	$34,832
New Zealand Dollar Futures Contracts	37	Mar 2022	2,528,950	31,605
Canadian Dollar Futures Contracts	11	Mar 2022	869,715	7,250
Euro FX Futures Contracts	1	Mar 2022	142,400	1,186
Japanese Yen Futures Contracts	19	Mar 2022	2,064,587	(23,472)
			$7,380,152	$51,401

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
FTSE MIB Index Futures Contracts††	1	Mar 2022	$154,266	$3,708
OMX Stockholm 30 Index Futures Contracts††	5	Jan 2022	133,080	3,502
CAC 40 10 Euro Index Futures Contracts††	2	Jan 2022	162,318	3,023
S&P/TSX 60 IX Index Futures Contracts	1	Mar 2022	202,606	1,932
SPI 200 Index Futures Contracts††	2	Mar 2022	269,213	1,889
Nikkei 225 (OSE) Index Futures Contracts††	1	Mar 2022	250,677	579
Euro STOXX 50 Index Futures Contracts††	2	Mar 2022	97,182	(445)
Tokyo Stock Price Index Futures Contracts††	1	Mar 2022	173,291	(741)
S&P 500 Index Mini Futures Contracts	1	Mar 2022	237,975	(814)
FTSE 100 Index Futures Contracts††	2	Mar 2022	197,769	(1,013)
CBOE Volatility Index Futures Contracts	37	Feb 2022	812,150	(6,287)
CBOE Volatility Index Futures Contracts	31	Jan 2022	611,320	(65,456)
			$3,301,847	$(60,123)
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	17	Mar 2022	$2,215,578	$16,975
U.S. Treasury Ultra Long Bond Futures Contracts	2	Mar 2022	392,187	3,624
U.S. Treasury Long Bond Futures Contracts	3	Mar 2022	479,813	1,219
Euro - 30 year Bond Futures Contracts††	2	Mar 2022	470,515	(4,191)
Euro - OATS Futures Contracts††	29	Mar 2022	5,383,686	(47,498)
Euro - BTP Italian Government Bond Futures Contracts††	35	Mar 2022	5,854,053	(61,106)
			$14,795,832	$(90,977)
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	90	May 2022	$2,270,700	$80,264
CBOE Volatility Index Futures Contracts	74	Jun 2022	1,892,180	13,819
			$4,162,880	$94,083
Interest Rate Futures Contracts Sold Short††
Long Gilt Futures Contracts	29	Mar 2022	$4,894,841	$33,224
Euro - Bund Futures Contracts	13	Mar 2022	2,535,474	11,191
Australian Government 10 Year Bond Futures Contracts	32	Mar 2022	3,249,531	(12,036)
Canadian Government 10 Year Bond Futures Contracts	65	Mar 2022	7,323,574	(55,459)
			$18,003,420	$(23,080)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	30	Mar 2022	$1,060,800	$29,623
Wheat Futures Contracts	2	Mar 2022	77,025	2,569
Hard Red Winter Wheat Futures Contracts	2	Mar 2022	80,050	2,393
Natural Gas Futures Contracts	1	Jan 2022	37,650	89
Lean Hogs Futures Contracts	1	Feb 2022	32,520	(1,103)
Cocoa Futures Contracts	3	Mar 2022	76,170	(1,679)
Cattle Feeder Futures Contracts	1	Mar 2022	85,000	(4,041)
Silver Futures Contracts	1	Mar 2022	116,600	(5,628)
Live Cattle Futures Contracts	65	Apr 2022	3,764,150	(28,860)
Cotton #2 Futures Contracts	18	Mar 2022	1,013,850	(37,424)
Gasoline RBOB Futures Contracts	18	Mar 2022	1,762,387	(86,154)
			$8,106,202	$(130,215)
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	21	Mar 2022	$1,526,175	$(29,105)
Swiss Franc Futures Contracts	68	Mar 2022	9,333,850	(134,330)
			$10,860,025	$(163,435)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	$8,225,107	$1,352,906
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	8,225,107	1,311,181
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	5,686,403	582,594
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	5,686,423	581,592
						$27,823,040	$3,828,273
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	(0.22)% (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	$3,107,473	$(19,151)
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	3,107,452	(20,376)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	(0.23)% (Federal Funds Rate - 0.31%)	At Maturity	08/31/23	8,207,369	(580,000)
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	(0.15)% (Federal Funds Rate - 0.23%)	At Maturity	05/06/24	8,215,140	(582,639)
						$22,637,434	$(1,202,166)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Sun Communities, Inc.	1,908	4.86%	$155,415
National Storage Affiliates Trust	6,151	5.17%	104,819
AvalonBay Communities, Inc.	1,293	3.97%	102,172
Equity Residential	3,616	3.98%	87,346
CyrusOne, Inc.	4,022	4.39%	79,614
Rexford Industrial Realty, Inc.	3,500	3.45%	76,024
Alexandria Real Estate Equities, Inc.	1,289	3.49%	75,049
Prologis, Inc.	1,074	2.20%	66,309
Jones Lang LaSalle, Inc.	775	2.54%	64,348
Ryman Hospitality Properties, Inc.	3,111	3.48%	61,197
Invitation Homes, Inc.	5,584	3.08%	60,207
Gaming and Leisure Properties, Inc.	6,061	3.59%	47,909
Innovative Industrial Properties, Inc.	260	0.83%	47,715
Healthpeak Properties, Inc.	5,568	2.44%	43,003
American Campus Communities, Inc.	2,824	1.97%	32,673
American Assets Trust, Inc.	5,381	2.46%	32,138

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
DiamondRock Hospitality Co.	29,693	3.47%	$30,371
Brixmor Property Group, Inc.	6,556	2.03%	30,066
MGM Growth Properties LLC — Class A	3,711	1.84%	29,871
VICI Properties, Inc.	7,094	2.60%	25,726
Ventas, Inc.	2,812	1.75%	23,620
Agree Realty Corp.	4,591	3.98%	19,264
Medical Properties Trust, Inc.	7,216	2.07%	18,872
Four Corners Property Trust, Inc.	9,461	3.38%	15,229
Acadia Realty Trust	14,886	3.95%	10,358
Kite Realty Group Trust	10,109	2.68%	7,358
CareTrust REIT, Inc.	11,147	3.09%	(2,476)
Hudson Pacific Properties, Inc.	7,657	2.30%	(8,147)
Xenia Hotels & Resorts, Inc.	20,612	4.54%	(11,032)
Empire State Realty Trust, Inc. — Class A	22,102	2.39%	(54,536)
Total Financial			1,270,482

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
Hilton Grand Vacations, Inc.	3,245	2.06%	$38,527
DR Horton, Inc.	871	1.15%	18,548
Lennar Corp. — Class A	808	1.14%	15,176
PulteGroup, Inc.	2,256	1.57%	8,493
Marriott Vacations Worldwide Corp.	1,027	2.11%	1,680
Total Consumer, Cyclical			82,424
Total MS Equity Market Neutral Long Custom Basket			$1,352,906

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	11,061	(3.99)%	$76,246
LTC Properties, Inc.	4,463	(1.86)%	34,068
Broadstone Net Lease, Inc.	12,214	(3.69)%	30,152
Office Properties Income Trust	8,483	(2.57)%	25,616
National Health Investors, Inc.	1,808	(1.27)%	21,366
RLJ Lodging Trust	21,677	(3.68)%	21,116
Equity Commonwealth	4,838	(1.53)%	12,504
CorePoint Lodging, Inc.	5,394	(1.03)%	(888)
Industrial Logistics Properties Trust	3,964	(1.21)%	(994)
American Finance Trust, Inc.	17,602	(1.96)%	(1,133)
Healthcare Realty Trust, Inc.	3,375	(1.30)%	(1,680)
Phillips Edison & Company, Inc.	9,568	(3.85)%	(4,693)
Easterly Government Properties, Inc.	4,777	(1.33)%	(5,483)
STORE Capital Corp.	12,177	(5.10)%	(5,560)
Corporate Office Properties Trust	7,317	(2.49)%	(5,975)
Welltower, Inc.	1,646	(1.72)%	(6,313)
Douglas Emmett, Inc.	7,710	(3.15)%	(7,571)
Host Hotels & Resorts, Inc.	17,902	(3.79)%	(13,275)
CubeSmart	1,935	(1.34)%	(22,499)
Realty Income Corp.	7,725	(6.74)%	(28,902)
Apple Hospitality REIT, Inc.	26,362	(5.19)%	(31,015)
Washington Real Estate Investment Trust	9,619	(3.03)%	(31,991)
Apartment Income REIT Corp.	4,899	(3.26)%	(41,074)
Digital Realty Trust, Inc.	1,395	(3.01)%	(42,473)
Essential Properties Realty Trust, Inc.	11,833	(4.16)%	(47,375)
Camden Property Trust	1,584	(3.45)%	(53,578)
STAG Industrial, Inc.	5,859	(3.42)%	(75,058)
Independence Realty Trust, Inc.	11,128	(3.50)%	(100,680)
Mid-America Apartment Communities, Inc.	2,566	(7.17)%	(192,318)
Total Financial			(499,460)

Exchange Traded Funds
Vanguard Real Estate ETF	7,221	(10.21)%	(80,540)
Total MS Equity Market Neutral Short Custom Basket			$(580,000)

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Sun Communities, Inc.	1,908	4.86%	$126,858
National Storage Affiliates Trust	6,151	5.17%	104,627
AvalonBay Communities, Inc.	1,293	3.97%	101,944
Equity Residential	3,616	3.98%	86,989
CyrusOne, Inc.	4,022	4.39%	79,892
Rexford Industrial Realty, Inc.	3,500	3.45%	75,832
Alexandria Real Estate Equities, Inc.	1,289	3.49%	75,189
Prologis, Inc.	1,074	2.20%	66,295
Jones Lang LaSalle, Inc.	775	2.54%	64,555
Ryman Hospitality Properties, Inc.	3,111	3.48%	62,101
Invitation Homes, Inc.	5,584	3.08%	60,195
Innovative Industrial Properties, Inc.	260	0.83%	48,028
Gaming and Leisure Properties, Inc.	6,061	3.59%	47,845
American Assets Trust, Inc.	5,381	2.46%	32,443
American Campus Communities, Inc.	2,824	1.97%	32,108
Healthpeak Properties, Inc.	5,568	2.44%	30,831
Brixmor Property Group, Inc.	6,556	2.03%	30,099
MGM Growth Properties LLC — Class A	3,711	1.84%	29,879
DiamondRock Hospitality Co.	29,693	3.47%	29,462
VICI Properties, Inc.	7,094	2.60%	25,576
Ventas, Inc.	2,812	1.75%	23,545
Medical Properties Trust, Inc.	7,216	2.07%	18,805
Agree Realty Corp.	4,591	3.98%	18,489
Four Corners Property Trust, Inc.	9,461	3.38%	15,760
Acadia Realty Trust	14,886	3.95%	10,642
Kite Realty Group Trust	10,109	2.68%	7,706
CareTrust REIT, Inc.	11,147	3.09%	(1,216)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Hudson Pacific Properties, Inc.	7,657	2.30%	$(8,184)
Xenia Hotels & Resorts, Inc.	20,612	4.54%	(11,882)
Empire State Realty Trust, Inc. — Class A	22,102	2.39%	(56,117)
Total Financial			1,228,296

Consumer, Cyclical
Hilton Grand Vacations, Inc.	3,245	2.06%	38,516
DR Horton, Inc.	871	1.15%	18,412
Lennar Corp. — Class A	808	1.14%	15,251
PulteGroup, Inc.	2,256	1.57%	8,543
Marriott Vacations Worldwide Corp.	1,027	2.11%	2,163
Total Consumer, Cyclical			82,885
Total GS Equity Market Neutral Long Custom Basket			$1,311,181

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	11,061	(3.97)%	$77,555
LTC Properties, Inc.	4,538	(1.89)%	34,492
Broadstone Net Lease, Inc.	12,214	(3.69)%	26,681
Office Properties Income Trust	8,483	(2.56)%	26,640
RLJ Lodging Trust	21,677	(3.68)%	23,112
National Health Investors, Inc.	1,927	(1.35)%	22,516
Equity Commonwealth	4,838	(1.53)%	12,559
CorePoint Lodging, Inc.	5,394	(1.03)%	(839)
American Finance Trust, Inc.	17,602	(1.96)%	(927)
Industrial Logistics Properties Trust	3,899	(1.19)%	(937)
Healthcare Realty Trust, Inc.	3,375	(1.30)%	(1,745)
Easterly Government Properties, Inc.	4,777	(1.33)%	(5,485)
STORE Capital Corp.	12,177	(5.10)%	(5,758)
Corporate Office Properties Trust	7,317	(2.49)%	(6,493)
Welltower, Inc.	1,646	(1.72)%	(6,612)
Douglas Emmett, Inc.	7,710	(3.14)%	(7,017)
Phillips Edison & Company, Inc.	9,568	(3.85)%	(7,047)
Host Hotels & Resorts, Inc.	17,902	(3.79)%	(13,265)
CubeSmart	1,935	(1.34)%	(22,598)
Apple Hospitality REIT, Inc.	26,362	(5.18)%	(29,701)
Realty Income Corp.	7,725	(6.73)%	(30,115)
Washington Real Estate Investment Trust	9,619	(3.03)%	(32,728)
Apartment Income REIT Corp.	4,899	(3.26)%	(41,255)
Digital Realty Trust, Inc.	1,395	(3.00)%	(42,736)
Essential Properties Realty Trust, Inc.	11,833	(4.15)%	(48,602)
Camden Property Trust	1,584	(3.45)%	(53,627)
STAG Industrial, Inc.	5,859	(3.42)%	(75,492)
Independence Realty Trust, Inc.	11,128	(3.50)%	(99,525)
Mid-America Apartment Communities, Inc.	2,566	(7.17)%	(192,879)
Total Financial			(501,828)

Exchange Traded Funds
Vanguard Real Estate ETF	7,221	(10.20)%	(80,811)
Total GS Equity Market Neutral Short Custom Basket			$(582,639)

MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Basic Materials
Westlake Chemical Corp.	439	0.78%	$2,062
Celanese Corp. — Class A	221	0.65%	1,653
LyondellBasell Industries N.V. — Class A	361	0.59%	1,237
AdvanSix, Inc.	302	0.25%	1,126
Dow, Inc.	417	0.42%	900
Newmont Corp.	240	0.26%	499
Steel Dynamics, Inc.	330	0.36%	(140)
Nucor Corp.	199	0.40%	(140)
Total Basic Materials			7,197

Industrial
Mueller Industries, Inc.	934	0.97%	15,749
Snap-on, Inc.	236	0.89%	13,661
Encore Wire Corp.	309	0.78%	13,387
Owens Corning	281	0.45%	13,117
Knowles Corp.	2,634	1.08%	11,969
Vishay Intertechnology, Inc.	1,832	0.70%	11,360
Keysight Technologies, Inc.	220	0.80%	10,680
Louisiana-Pacific Corp.	289	0.40%	4,995
Hillenbrand, Inc.	704	0.64%	4,612
Boise Cascade Co.	364	0.46%	4,014
Atkore, Inc.	122	0.24%	3,054
Eagle Materials, Inc.	145	0.42%	2,550
Sanmina Corp.	1,099	0.80%	2,285
Albany International Corp. — Class A	191	0.30%	2,115
Crane Co.	275	0.49%	1,930
TTM Technologies, Inc.	2,335	0.61%	1,685
Simpson Manufacturing Company, Inc.	88	0.22%	1,643
Oshkosh Corp.	278	0.55%	950

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Packaging Corporation of America	273	0.65%	$910
Textron, Inc.	256	0.35%	744
3M Co.	282	0.88%	561
Insteel Industries, Inc.	342	0.24%	257
Dorian LPG Ltd.	1,191	0.27%	(14)
Worthington Industries, Inc.	395	0.38%	(202)
Garmin Ltd.	432	1.03%	(793)
Donaldson Company, Inc.	545	0.57%	(1,112)
OSI Systems, Inc.	324	0.53%	(1,563)
MDU Resources Group, Inc.	1,029	0.56%	(2,204)
Toro Co.	546	0.96%	(2,903)
Vontier Corp.	1,161	0.63%	(3,298)
Huntington Ingalls Industries, Inc.	195	0.64%	(3,342)
Sturm Ruger & Company, Inc.	544	0.65%	(4,241)
Total Industrial			102,556

Financial
Stewart Information Services Corp.	714	1.00%	13,589
Raymond James Financial, Inc.	587	1.04%	7,836
Piper Sandler Cos.	223	0.70%	7,718
Synchrony Financial	344	0.28%	7,320
Interactive Brokers Group, Inc. — Class A	406	0.57%	5,869
Arch Capital Group Ltd.	1,219	0.95%	5,372
Enstar Group Ltd.	228	0.99%	4,142
First American Financial Corp.	393	0.54%	4,137
Safety Insurance Group, Inc.	671	1.00%	3,599
Preferred Bank/Los Angeles CA	840	1.06%	3,212
Douglas Elliman, Inc.	496	0.10%	2,810
HomeStreet, Inc.	658	0.60%	1,739
United Bankshares, Inc.	1,074	0.69%	1,620
Janus Henderson Group plc	477	0.35%	1,475
Citigroup, Inc.	950	1.01%	996
National Bank Holdings Corp. — Class A	1,064	0.82%	826
Fulton Financial Corp.	990	0.30%	685
Everest Re Group Ltd.	114	0.55%	546
Markel Corp.	14	0.30%	427
Affiliated Managers Group, Inc.	84	0.24%	347
Western Union Co.	1,147	0.36%	(51)
Ameris Bancorp	237	0.21%	(524)
BankUnited, Inc.	765	0.57%	(675)
Essent Group Ltd.	563	0.45%	(805)
Evercore, Inc. — Class A	328	0.78%	(1,002)
MGIC Investment Corp.	2,606	0.66%	(1,109)
Meta Financial Group, Inc.	442	0.46%	(2,268)
Hilltop Holdings, Inc.	756	0.47%	(2,315)
Old Republic International Corp.	2,161	0.93%	(2,582)
Radian Group, Inc.	1,736	0.65%	(2,884)
OneMain Holdings, Inc.	427	0.38%	(2,912)
AMERISAFE, Inc.	790	0.75%	(3,046)
Mercury General Corp.	1,006	0.94%	(6,305)
Total Financial			47,787

Consumer, Non-cyclical
United Therapeutics Corp.	114	0.43%	14,538
Prestige Consumer Healthcare, Inc.	486	0.52%	11,790
Innoviva, Inc.	2,667	0.81%	11,285
Quest Diagnostics, Inc.	283	0.86%	10,350
Gilead Sciences, Inc.	802	1.02%	8,504
Eagle Pharmaceuticals, Inc.	612	0.55%	6,368
AbbVie, Inc.	294	0.70%	5,801
Amgen, Inc.	260	1.03%	5,662
Molson Coors Beverage Co. — Class B	430	0.35%	5,524
John B Sanfilippo & Son, Inc.	626	0.99%	5,402
Regeneron Pharmaceuticals, Inc.	60	0.67%	4,894
Hologic, Inc.	534	0.72%	4,334
Amphastar Pharmaceuticals, Inc.	1,127	0.46%	3,768
PerkinElmer, Inc.	67	0.24%	3,663
Johnson & Johnson	335	1.01%	3,648
Vertex Pharmaceuticals, Inc.	102	0.39%	3,001
Perdoceo Education Corp.	3,014	0.62%	2,834
Vector Group Ltd.	991	0.20%	2,658
EVERTEC, Inc.	593	0.52%	2,171
Waters Corp.	60	0.39%	1,313
Coherus Biosciences, Inc.	739	0.21%	1,292
Laboratory Corporation of America Holdings	64	0.35%	1,132
USANA Health Sciences, Inc.	358	0.64%	950
Bio-Rad Laboratories, Inc. — Class A	41	0.54%	770
Halozyme Therapeutics, Inc.	325	0.23%	727
Royalty Pharma plc — Class A	495	0.35%	580
Merck & Company, Inc.	297	0.40%	7
Pfizer, Inc.	317	0.33%	(268)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bristol-Myers Squibb Co.	933	1.02%	$(632)
Incyte Corp.	371	0.48%	(1,281)
Vanda Pharmaceuticals, Inc.	1,614	0.45%	(1,573)
Exelixis, Inc.	658	0.21%	(1,823)
Total Consumer, Non-cyclical			117,389

Energy
Equitrans Midstream Corp.	1,168	0.21%	1,379
Kinder Morgan, Inc.	732	0.20%	111
Antero Midstream Corp.	1,227	0.21%	(993)
Total Energy			497

Consumer, Cyclical
AutoZone, Inc.	28	1.03%	24,907
Gentex Corp.	1,705	1.04%	15,525
Gentherm, Inc.	219	0.33%	11,365
AutoNation, Inc.	196	0.40%	10,169
Brunswick Corp.	306	0.54%	9,731
NVR, Inc.	8	0.83%	8,006
Cummins, Inc.	227	0.87%	6,250
Dolby Laboratories, Inc. — Class A	301	0.50%	5,731
O’Reilly Automotive, Inc.	83	1.03%	4,941
Tri Pointe Homes, Inc.	692	0.34%	4,032
LKQ Corp.	1,024	1.08%	3,982
Zumiez, Inc.	499	0.42%	3,700
Dick’s Sporting Goods, Inc.	190	0.38%	2,907
Autoliv, Inc.	191	0.35%	2,889
Methode Electronics, Inc.	402	0.35%	2,724
MarineMax, Inc.	250	0.26%	2,543
Ethan Allen Interiors, Inc.	1,066	0.49%	2,438
Lennar Corp. — Class A	197	0.40%	1,962
Acushnet Holdings Corp.	609	0.57%	1,781
Buckle, Inc.	668	0.50%	1,659
Whirlpool Corp.	165	0.68%	1,553
PulteGroup, Inc.	306	0.31%	1,210
Kontoor Brands, Inc.	246	0.22%	885
Oxford Industries, Inc.	144	0.26%	695
Shoe Carnival, Inc.	309	0.21%	476
Tapestry, Inc.	461	0.33%	(389)
Allison Transmission Holdings, Inc.	993	0.63%	(666)
Haverty Furniture Companies, Inc.	361	0.19%	(1,260)
Polaris, Inc.	180	0.35%	(1,772)
Foot Locker, Inc.	360	0.28%	(3,356)
Jack in the Box, Inc.	201	0.31%	(4,376)
Hibbett, Inc.	193	0.24%	(5,030)
Total Consumer, Cyclical			115,212

Utilities
UGI Corp.	1,291	1.04%	14,967
IDACORP, Inc.	520	1.04%	10,891
National Fuel Gas Co.	932	1.05%	10,712
Chesapeake Utilities Corp.	413	1.06%	10,586
American States Water Co.	385	0.70%	8,254
Southern Co.	704	0.85%	7,454
MGE Energy, Inc.	691	1.00%	4,207
Portland General Electric Co.	1,104	1.03%	3,288
WEC Energy Group, Inc.	590	1.01%	1,907
PPL Corp.	1,969	1.04%	765
CMS Energy Corp.	177	0.20%	1
Total Utilities			73,032

Communications
Viavi Solutions, Inc.	3,503	1.09%	20,925
Cisco Systems, Inc.	962	1.07%	17,464
Juniper Networks, Inc.	695	0.44%	9,481
Omnicom Group, Inc.	706	0.91%	8,775
F5, Inc.	49	0.21%	2,617
InterDigital, Inc.	333	0.42%	2,158
Shenandoah Telecommunications Co.	726	0.33%	(474)
Yelp, Inc. — Class A	338	0.22%	(497)
T-Mobile US, Inc.	101	0.21%	(788)
Cogent Communications Holdings, Inc.	268	0.34%	(915)
Verizon Communications, Inc.	880	0.80%	(1,871)
Telephone & Data Systems, Inc.	955	0.34%	(2,193)
Total Communications			54,682

Technology
NetApp, Inc.	339	0.55%	15,530
CSG Systems International, Inc.	1,029	1.04%	12,898
Rambus, Inc.	1,298	0.67%	12,357
HP, Inc.	435	0.29%	9,657
Cirrus Logic, Inc.	229	0.37%	6,440
ExlService Holdings, Inc.	115	0.29%	4,577
Lumentum Holdings, Inc.	134	0.25%	3,356
International Business Machines Corp.	270	0.63%	1,479
Progress Software Corp.	432	0.37%	670
Intel Corp.	384	0.35%	290
Microsoft Corp.	57	0.34%	231
Texas Instruments, Inc.	89	0.29%	95
Xperi Holding Corp.	1,105	0.37%	(2,154)
CommVault Systems, Inc.	177	0.21%	(2,186)
Total Technology			63,240
Total MS Long/Short Equity Long Custom Basket			$581,592

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Communications
Uber Technologies, Inc.	900	(1.21)%	$5,197
Okta, Inc.	101	(0.73)%	5,032
Airbnb, Inc. — Class A	93	(0.50)%	2,432
Zillow Group, Inc. — Class C	236	(0.48)%	(455)
Opendoor Technologies, Inc.	1,003	(0.47)%	(663)
Lyft, Inc. — Class A	873	(1.20)%	(998)
Total Communications			10,545

Consumer, Cyclical
United Airlines Holdings, Inc.	1,257	(1.77)%	13,199
Freshpet, Inc.	158	(0.48)%	11,377
Delta Air Lines, Inc.	1,406	(1.77)%	7,998
Spirit Airlines, Inc.	998	(0.70)%	3,992
Frontier Group Holdings, Inc.	1,127	(0.49)%	3,590
Tesla, Inc.	15	(0.51)%	1,817
American Airlines Group, Inc.	2,877	(1.66)%	528
Royal Caribbean Cruises Ltd.	321	(0.79)%	(231)
Wynn Resorts Ltd.	143	(0.39)%	(486)
Las Vegas Sands Corp.	337	(0.41)%	(824)
IAA, Inc.	577	(0.94)%	(1,134)
Carnival Corp.	1,277	(0.83)%	(2,326)
Madison Square Garden Sports Corp. — Class A	281	(1.57)%	(2,830)
Copart, Inc.	196	(0.96)%	(3,141)
Total Consumer, Cyclical			31,529

Financial
Americold Realty Trust	856	(0.90)%	5,098
Park Hotels & Resorts, Inc.	2,639	(1.60)%	1,019
RLJ Lodging Trust	3,256	(1.46)%	800
Welltower, Inc.	508	(1.40)%	426
DiamondRock Hospitality Co.	2,889	(0.89)%	406
Safehold, Inc.	594	(1.53)%	374
Lincoln National Corp.	455	(1.00)%	(29)
Sunstone Hotel Investors, Inc.	3,356	(1.27)%	(109)
Sun Communities, Inc.	111	(0.75)%	(899)
Wells Fargo & Co.	826	(1.28)%	(1,142)
Xenia Hotels & Resorts, Inc.	1,522	(0.89)%	(1,336)
Pebblebrook Hotel Trust	1,852	(1.33)%	(1,739)
Equinix, Inc.	53	(1.44)%	(1,749)
Northern Trust Corp.	208	(0.80)%	(1,872)
Equitable Holdings, Inc.	1,286	(1.36)%	(2,184)
Signature Bank	93	(0.97)%	(2,342)
Host Hotels & Resorts, Inc.	3,003	(1.68)%	(2,366)
Bank of New York Mellon Corp.	622	(1.16)%	(2,382)
Ryman Hospitality Properties, Inc.	493	(1.46)%	(2,430)
Kennedy-Wilson Holdings, Inc.	2,357	(1.81)%	(3,015)
Outfront Media, Inc.	1,394	(1.20)%	(3,426)
State Street Corp.	576	(1.72)%	(3,672)
Apartment Income REIT Corp.	1,023	(1.80)%	(3,749)
Western Alliance Bancorporation	433	(1.50)%	(4,010)
Comerica, Inc.	667	(1.87)%	(5,109)
Howard Hughes Corp.	429	(1.41)%	(6,531)
Total Financial			(41,968)

Industrial
Stericycle, Inc.	674	(1.29)%	9,803
Boeing Co.	240	(1.55)%	5,323
US Ecology, Inc.	885	(0.91)%	4,339
TransDigm Group, Inc.	27	(0.55)%	394
Jacobs Engineering Group, Inc.	421	(1.89)%	322
Howmet Aerospace, Inc.	915	(0.94)%	(1,756)
Waste Management, Inc.	224	(1.20)%	(6,251)
Tetra Tech, Inc.	197	(1.08)%	(6,900)
Republic Services, Inc. — Class A	309	(1.39)%	(9,305)
Casella Waste Systems, Inc. — Class A	533	(1.47)%	(12,414)
Total Industrial			(16,445)

Technology
Coupa Software, Inc.	96	(0.49)%	10,409
Twilio, Inc. — Class A	59	(0.50)%	5,842
Clarivate plc	608	(0.46)%	2,970
Avalara, Inc.	59	(0.25)%	2,169
Zscaler, Inc.	27	(0.28)%	655
Smartsheet, Inc. — Class A	109	(0.27)%	585
Allscripts Healthcare Solutions, Inc.	912	(0.54)%	181
Leidos Holdings, Inc.	180	(0.51)%	(223)
Snowflake, Inc. — Class A	52	(0.57)%	(1,684)
Ceridian HCM Holding, Inc.	191	(0.64)%	(2,718)
KBR, Inc.	1,109	(1.70)%	(7,517)
Total Technology			10,669

Consumer, Non-cyclical
Teladoc Health, Inc.	251	(0.74)%	8,047
Guardant Health, Inc.	237	(0.76)%	7,417
CoStar Group, Inc.	499	(1.27)%	4,492

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Viad Corp.	536	(0.74)%	$2,332
US Foods Holding Corp.	487	(0.55)%	522
ASGN, Inc.	208	(0.83)%	432
Brink’s Co.	183	(0.39)%	26
Verisk Analytics, Inc. — Class A	124	(0.91)%	(423)
Equifax, Inc.	85	(0.80)%	(965)
TransUnion	187	(0.71)%	(991)
Rollins, Inc.	839	(0.92)%	(1,001)
Sysco Corp.	396	(1.00)%	(2,055)
Dun & Bradstreet Holdings, Inc.	1,453	(0.96)%	(2,154)
Cintas Corp.	111	(1.58)%	(2,637)
Driven Brands Holdings, Inc.	1,400	(1.51)%	(7,472)
Total Consumer, Non-cyclical			5,570

Energy
Plug Power, Inc.	262	(0.24)%	2,847
NOV, Inc.	1,403	(0.61)%	(76)
Denbury, Inc.	218	(0.54)%	(352)
Range Resources Corp.	746	(0.43)%	(425)
Marathon Petroleum Corp.	358	(0.74)%	(443)
Hess Corp.	331	(0.79)%	(939)
Schlumberger N.V.	1,377	(1.33)%	(967)
Halliburton Co.	2,113	(1.56)%	(1,263)
Pioneer Natural Resources Co.	199	(1.16)%	(1,632)
Patterson-UTI Energy, Inc.	2,565	(0.70)%	(1,783)
Total Energy			(5,033)

Utilities
ONE Gas, Inc.	772	(1.93)%	(118)
Atmos Energy Corp.	579	(1.95)%	(1,936)
CenterPoint Energy, Inc.	1,833	(1.65)%	(3,230)
Edison International	855	(1.88)%	(8,734)
Total Utilities			(14,018)
Total MS Long/Short Equity Short Custom Basket			$(19,151)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
AutoZone, Inc.	28	1.06%	$24,957
Gentex Corp.	1,705	1.04%	15,557
Gentherm, Inc.	219	0.33%	11,374
AutoNation, Inc.	196	0.40%	10,146
Brunswick Corp.	306	0.54%	9,741
NVR, Inc.	8	0.83%	7,777
Cummins, Inc.	227	0.87%	6,270
Dolby Laboratories, Inc. — Class A	301	0.50%	5,722
O’Reilly Automotive, Inc.	83	1.03%	4,956
Tri Pointe Homes, Inc.	692	0.34%	4,021
LKQ Corp.	1,024	1.08%	3,775
Zumiez, Inc.	499	0.42%	3,448
Dick’s Sporting Goods, Inc.	190	0.38%	2,886
Autoliv, Inc.	191	0.35%	2,880
Methode Electronics, Inc.	402	0.35%	2,726
MarineMax, Inc.	250	0.26%	2,532
Ethan Allen Interiors, Inc.	1,066	0.49%	2,403
Lennar Corp. — Class A	197	0.40%	1,914
Acushnet Holdings Corp.	609	0.57%	1,794
Buckle, Inc.	668	0.50%	1,611
Whirlpool Corp.	165	0.68%	1,563
PulteGroup, Inc.	306	0.31%	1,188
Kontoor Brands, Inc.	246	0.22%	874
Oxford Industries, Inc.	144	0.26%	724
Shoe Carnival, Inc.	309	0.21%	510
Tapestry, Inc.	461	0.33%	(363)
Allison Transmission Holdings, Inc.	993	0.63%	(758)
Haverty Furniture Companies, Inc.	361	0.19%	(1,294)
Polaris, Inc.	180	0.35%	(1,764)
Foot Locker, Inc.	360	0.28%	(3,333)
Jack in the Box, Inc.	201	0.31%	(4,255)
Hibbett, Inc.	193	0.24%	(5,051)
Total Consumer, Cyclical			114,531

Consumer, Non-cyclical
United Therapeutics Corp.	114	0.43%	14,460
Prestige Consumer Healthcare, Inc.	486	0.52%	11,775
Innoviva, Inc.	2,667	0.81%	11,369
Quest Diagnostics, Inc.	283	0.86%	10,368
Gilead Sciences, Inc.	802	1.02%	8,461
Amgen, Inc.	260	1.03%	6,768
Eagle Pharmaceuticals, Inc.	612	0.55%	6,050
AbbVie, Inc.	294	0.70%	5,802
Molson Coors Beverage Co. — Class B	430	0.35%	5,509
John B Sanfilippo & Son, Inc.	626	0.99%	5,420
Regeneron Pharmaceuticals, Inc.	60	0.67%	4,877
Hologic, Inc.	534	0.72%	4,349
Johnson & Johnson	335	1.01%	3,815
Amphastar Pharmaceuticals, Inc.	1,127	0.46%	3,739
PerkinElmer, Inc.	67	0.24%	3,667
Vertex Pharmaceuticals, Inc.	102	0.39%	2,958
Perdoceo Education Corp.	3,014	0.62%	2,844
Vector Group Ltd.	991	0.20%	2,655
EVERTEC, Inc.	593	0.52%	2,128
Waters Corp.	60	0.39%	1,336
Coherus Biosciences, Inc.	739	0.21%	1,309

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Laboratory Corporation of America Holdings	64	0.35%	$1,217
USANA Health Sciences, Inc.	358	0.64%	957
Halozyme Therapeutics, Inc.	325	0.23%	736
Bio-Rad Laboratories, Inc. — Class A	41	0.54%	673
Royalty Pharma plc — Class A	495	0.35%	602
Merck & Company, Inc.	297	0.40%	49
Pfizer, Inc.	317	0.33%	(252)
Bristol-Myers Squibb Co.	933	1.02%	(605)
Incyte Corp.	371	0.48%	(1,367)
Vanda Pharmaceuticals, Inc.	1,614	0.45%	(1,574)
Exelixis, Inc.	658	0.21%	(1,817)
Total Consumer, Non-cyclical			118,278

Technology
NetApp, Inc.	339	0.55%	15,542
CSG Systems International, Inc.	1,029	1.04%	12,796
Rambus, Inc.	1,298	0.67%	12,350
HP, Inc.	435	0.29%	9,675
Cirrus Logic, Inc.	229	0.37%	6,492
ExlService Holdings, Inc.	115	0.29%	4,558
Lumentum Holdings, Inc.	134	0.25%	3,345
International Business Machines Corp.	270	0.63%	1,490
Progress Software Corp.	432	0.37%	664
Intel Corp.	384	0.35%	312
Microsoft Corp.	57	0.34%	220
Texas Instruments, Inc.	89	0.29%	79
CommVault Systems, Inc.	177	0.21%	(2,217)
Xperi Holding Corp.	1,105	0.37%	(2,278)
Total Technology			63,028

Financial
Stewart Information Services Corp.	714	1.00%	13,587
Raymond James Financial, Inc.	587	1.04%	7,784
Piper Sandler Cos.	223	0.70%	7,733
Synchrony Financial	344	0.28%	7,310
Interactive Brokers Group, Inc. — Class A	406	0.57%	5,842
Arch Capital Group Ltd.	1,219	0.95%	5,337
Enstar Group Ltd.	228	0.99%	5,217
First American Financial Corp.	393	0.54%	4,129
Safety Insurance Group, Inc.	671	1.00%	3,601
Preferred Bank/Los Angeles CA	840	1.06%	3,263
Douglas Elliman, Inc.	496	0.10%	2,809
HomeStreet, Inc.	658	0.60%	1,773
United Bankshares, Inc.	1,074	0.69%	1,566
Janus Henderson Group plc	477	0.35%	1,481
Citigroup, Inc.	950	1.01%	1,046
National Bank Holdings Corp. — Class A	1,064	0.82%	942
Fulton Financial Corp.	990	0.30%	620
Everest Re Group Ltd.	114	0.55%	530
Markel Corp.	14	0.30%	409
Affiliated Managers Group, Inc.	84	0.24%	339
Western Union Co.	1,147	0.36%	(39)
Ameris Bancorp	237	0.21%	(461)
BankUnited, Inc.	765	0.57%	(735)
Essent Group Ltd.	563	0.45%	(865)
Evercore, Inc. — Class A	328	0.78%	(1,068)
MGIC Investment Corp.	2,606	0.66%	(1,202)
Meta Financial Group, Inc.	442	0.46%	(2,295)
Hilltop Holdings, Inc.	756	0.47%	(2,329)
Old Republic International Corp.	2,161	0.93%	(2,587)
OneMain Holdings, Inc.	427	0.38%	(2,891)
Radian Group, Inc.	1,736	0.65%	(2,962)
AMERISAFE, Inc.	790	0.75%	(3,045)
Mercury General Corp.	1,006	0.94%	(6,436)
Total Financial			48,403

Industrial
Mueller Industries, Inc.	934	0.97%	15,875
Encore Wire Corp.	309	0.78%	14,106
Snap-on, Inc.	236	0.89%	13,538
Owens Corning	281	0.45%	13,142
Knowles Corp.	2,634	1.08%	12,147
Vishay Intertechnology, Inc.	1,832	0.70%	11,304
Keysight Technologies, Inc.	220	0.80%	10,682
Louisiana-Pacific Corp.	289	0.40%	4,989
Hillenbrand, Inc.	704	0.64%	4,672
Boise Cascade Co.	364	0.46%	3,976
Atkore, Inc.	122	0.24%	3,076
Eagle Materials, Inc.	145	0.42%	2,518
Sanmina Corp.	1,099	0.80%	2,380
Albany International Corp. — Class A	191	0.30%	2,111
Crane Co.	275	0.49%	1,954
Simpson Manufacturing Company, Inc.	88	0.22%	1,624
TTM Technologies, Inc.	2,335	0.61%	1,615
Oshkosh Corp.	278	0.55%	965

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Packaging Corporation of America	273	0.65%	$870
Textron, Inc.	256	0.35%	736
Insteel Industries, Inc.	342	0.24%	598
3M Co.	282	0.88%	591
Dorian LPG Ltd.	1,191	0.27%	(22)
Worthington Industries, Inc.	395	0.38%	(310)
Garmin Ltd.	432	1.03%	(809)
Donaldson Company, Inc.	545	0.57%	(1,020)
OSI Systems, Inc.	324	0.53%	(1,573)
MDU Resources Group, Inc.	1,029	0.56%	(2,201)
Toro Co.	546	0.96%	(2,973)
Vontier Corp.	1,161	0.63%	(3,245)
Huntington Ingalls Industries, Inc.	195	0.64%	(3,363)
Sturm Ruger & Company, Inc.	544	0.65%	(4,258)
Total Industrial			103,695

Communications
Viavi Solutions, Inc.	3,503	1.09%	20,565
Cisco Systems, Inc.	962	1.07%	17,465
Juniper Networks, Inc.	695	0.44%	9,530
Omnicom Group, Inc.	706	0.91%	8,729
F5, Inc.	49	0.21%	2,609
InterDigital, Inc.	333	0.42%	2,137
Yelp, Inc. — Class A	338	0.22%	(495)
Shenandoah Telecommunications Co.	726	0.33%	(537)
T-Mobile US, Inc.	101	0.21%	(773)
Cogent Communications Holdings, Inc.	268	0.34%	(906)
Verizon Communications, Inc.	880	0.80%	(1,780)
Telephone & Data Systems, Inc.	955	0.34%	(2,204)
Total Communications			54,340

Utilities
UGI Corp.	1,291	1.04%	14,937
IDACORP, Inc.	520	1.04%	10,890
National Fuel Gas Co.	932	1.05%	10,663
Chesapeake Utilities Corp.	413	1.06%	10,504
American States Water Co.	385	0.70%	8,216
Southern Co.	704	0.85%	7,287
MGE Energy, Inc.	691	1.00%	4,229
Portland General Electric Co.	1,104	1.03%	3,325
WEC Energy Group, Inc.	590	1.01%	2,005
PPL Corp.	1,969	1.04%	846
CMS Energy Corp.	177	0.20%	(24)
Total Utilities			72,878

Basic Materials
Westlake Chemical Corp.	439	0.75%	1,888
Celanese Corp. — Class A	221	0.65%	1,649
LyondellBasell Industries N.V. — Class A	361	0.59%	1,235
AdvanSix, Inc.	302	0.25%	1,120
Dow, Inc.	417	0.42%	915
Newmont Corp.	240	0.26%	506
Steel Dynamics, Inc.	330	0.36%	(93)
Nucor Corp.	199	0.40%	(156)
Total Basic Materials			7,064

Energy
Equitrans Midstream Corp.	1,168	0.21%	1,369
Kinder Morgan, Inc.	732	0.20%	87
Antero Midstream Corp.	1,227	0.21%	(1,079)
Total Energy			377
Total GS Long/Short Equity Long Custom Basket			$582,594

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Communications
Uber Technologies, Inc.	900	(1.21)%	$5,203
Okta, Inc.	101	(0.73)%	5,010
Airbnb, Inc. — Class A	93	(0.50)%	2,493
Zillow Group, Inc. — Class C	236	(0.48)%	(475)
Opendoor Technologies, Inc.	1,003	(0.47)%	(708)
Lyft, Inc. — Class A	873	(1.20)%	(1,113)
Total Communications			10,410

Financial
Americold Realty Trust	856	(0.90)%	5,041
Park Hotels & Resorts, Inc.	2,639	(1.60)%	1,089
RLJ Lodging Trust	3,256	(1.46)%	582
Welltower, Inc.	508	(1.40)%	413
DiamondRock Hospitality Co.	2,889	(0.89)%	401
Safehold, Inc.	594	(1.53)%	273
Lincoln National Corp.	455	(1.00)%	56
Sunstone Hotel Investors, Inc.	3,356	(1.27)%	(222)
Sun Communities, Inc.	111	(0.75)%	(885)
Xenia Hotels & Resorts, Inc.	1,522	(0.89)%	(1,009)
Wells Fargo & Co.	826	(1.28)%	(1,149)
Equinix, Inc.	53	(1.44)%	(1,778)
Pebblebrook Hotel Trust	1,852	(1.33)%	(1,788)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Northern Trust Corp.	208	(0.80)%	$(2,090)
Equitable Holdings, Inc.	1,286	(1.36)%	(2,217)
Signature Bank	93	(0.97)%	(2,351)
Host Hotels & Resorts, Inc.	3,003	(1.68)%	(2,363)
Ryman Hospitality Properties, Inc.	493	(1.46)%	(2,451)
Bank of New York Mellon Corp.	622	(1.16)%	(2,519)
Kennedy-Wilson Holdings, Inc.	2,357	(1.81)%	(3,041)
Outfront Media, Inc.	1,394	(1.20)%	(3,421)
State Street Corp.	576	(1.72)%	(3,649)
Apartment Income REIT Corp.	1,023	(1.80)%	(3,922)
Western Alliance Bancorporation	433	(1.50)%	(4,016)
Comerica, Inc.	667	(1.87)%	(4,980)
Howard Hughes Corp.	429	(1.41)%	(6,461)
Total Financial			(42,457)

Consumer, Non-cyclical
Teladoc Health, Inc.	251	(0.74)%	8,055
Guardant Health, Inc.	237	(0.76)%	7,425
CoStar Group, Inc.	499	(1.27)%	4,443
Viad Corp.	536	(0.74)%	2,277
US Foods Holding Corp.	487	(0.55)%	581
ASGN, Inc.	208	(0.83)%	412
Brink’s Co.	183	(0.39)%	70
Verisk Analytics, Inc. — Class A	124	(0.91)%	(419)
Equifax, Inc.	85	(0.80)%	(997)
TransUnion	187	(0.71)%	(1,017)
Rollins, Inc.	839	(0.92)%	(1,022)
Sysco Corp.	396	(1.00)%	(1,955)
Dun & Bradstreet Holdings, Inc.	1,453	(0.96)%	(2,308)
Cintas Corp.	111	(1.58)%	(2,718)
Driven Brands Holdings, Inc.	1,400	(1.51)%	(7,482)
Total Consumer, Non-cyclical			5,345

Consumer, Cyclical
United Airlines Holdings, Inc.	1,257	(1.77)%	13,219
Freshpet, Inc.	158	(0.48)%	11,382
Delta Air Lines, Inc.	1,406	(1.77)%	8,014
Spirit Airlines, Inc.	998	(0.70)%	3,954
Frontier Group Holdings, Inc.	1,127	(0.49)%	3,592
Tesla, Inc.	15	(0.51)%	1,804
American Airlines Group, Inc.	2,877	(1.66)%	489
Royal Caribbean Cruises Ltd.	321	(0.79)%	(242)
Wynn Resorts Ltd.	143	(0.39)%	(494)
Las Vegas Sands Corp.	337	(0.41)%	(849)
IAA, Inc.	577	(0.94)%	(1,182)
Carnival Corp.	1,277	(0.83)%	(2,346)
Madison Square Garden Sports Corp. — Class A	281	(1.57)%	(2,906)
Copart, Inc.	196	(0.96)%	(3,227)
Total Consumer, Cyclical			31,208

Technology
Coupa Software, Inc.	96	(0.49)%	10,384
Twilio, Inc. — Class A	59	(0.50)%	5,820
Clarivate plc	608	(0.46)%	2,979
Avalara, Inc.	59	(0.25)%	2,191
Zscaler, Inc.	27	(0.28)%	633
Smartsheet, Inc. — Class A	109	(0.27)%	569
Allscripts Healthcare Solutions, Inc.	912	(0.54)%	265
Leidos Holdings, Inc.	180	(0.51)%	(239)
Snowflake, Inc. — Class A	52	(0.57)%	(1,680)
Ceridian HCM Holding, Inc.	191	(0.64)%	(2,738)
KBR, Inc.	1,109	(1.70)%	(7,543)
Total Technology			10,641

Industrial
Stericycle, Inc.	674	(1.29)%	9,791
Boeing Co.	240	(1.55)%	5,300
US Ecology, Inc.	885	(0.91)%	4,324
TransDigm Group, Inc.	27	(0.55)%	390
Jacobs Engineering Group, Inc.	421	(1.89)%	326
Howmet Aerospace, Inc.	915	(0.94)%	(1,784)
Waste Management, Inc.	224	(1.20)%	(6,247)
Tetra Tech, Inc.	197	(1.08)%	(6,879)
Republic Services, Inc. — Class A	309	(1.39)%	(9,370)
Casella Waste Systems, Inc. — Class A	533	(1.47)%	(12,402)
Total Industrial			(16,551)

Energy
Plug Power, Inc.	262	(0.24)%	2,869
NOV, Inc.	1,403	(0.61)%	(107)
Denbury, Inc.	218	(0.54)%	(333)
Range Resources Corp.	746	(0.43)%	(358)
Marathon Petroleum Corp.	358	(0.74)%	(449)
Schlumberger N.V.	1,377	(1.33)%	(873)
Hess Corp.	331	(0.79)%	(963)
Halliburton Co.	2,113	(1.56)%	(1,171)
Pioneer Natural Resources Co.	199	(1.16)%	(1,602)
Patterson-UTI Energy, Inc.	2,565	(0.70)%	(1,773)
Total Energy			(4,760)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Utilities
ONE Gas, Inc.	772	(1.93)%	$(135)
Atmos Energy Corp.	579	(1.95)%	(1,978)
CenterPoint Energy, Inc.	1,833	(1.65)%	(3,275)
Edison International	855	(1.88)%	(8,824)
Total Utilities			(14,212)
Total GS Long/Short Equity Short Custom Basket			$(20,376)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[3]	All or a portion of this security is pledged as short security and equity index swap collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$17,156,527	$—	$—		$17,156,527
Rights	—	—	—	*	—
Mutual Funds	9,890,416	—	—		9,890,416
Closed-End Funds	3,117,252	—	—		3,117,252
U.S. Treasury Bills	—	5,978,975	—		5,978,975
Repurchase Agreements	—	4,981,918	—		4,981,918
Securities Lending Collateral	172,067	—	—		172,067
Commodity Futures Contracts**	225,250	—	—		225,250
Equity Futures Contracts**	96,015	12,701	—		108,716
Currency Futures Contracts**	74,873	—	—		74,873
Interest Rate Futures Contracts**	21,818	44,415	—		66,233
Equity Custom Basket Swap Agreements**	—	3,828,273	—		3,828,273
Total Assets	$30,754,218	$14,846,282	$—		$45,600,500

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$6,288,050	$—	$—	$6,288,050
Exchange-Traded Funds Sold Short	3,327,030	—	—	3,327,030
Commodity Futures Contracts**	218,273	—	—	218,273
Currency Futures Contracts**	186,907	—	—	186,907
Interest Rate Futures Contracts**	—	180,290	—	180,290
Equity Futures Contracts**	72,557	2,199	—	74,756
Equity Custom Basket Swap Agreements**	—	1,202,166	—	1,202,166
Total Liabilities	$10,092,817	$1,384,655	$—	$11,477,472

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,167,874	$2,027,194	$(1,500,000)	$8,318	$(16,317)	$2,687,069	108,001	$27,224
Guggenheim Strategy Fund III	2,452,729	38,463	—	—	(6,993)	2,484,199	99,249	38,571
Guggenheim Ultra Short Duration Fund — Institutional Class	5,151,197	2,022,064	(4,600,000)	22,937	(37,464)	2,558,734	257,937	22,209
Guggenheim Variable Insurance Strategy Fund III	2,135,271	32,080	—	—	(6,937)	2,160,414	86,555	32,164
	$11,907,071	$4,119,801	$(6,100,000)	$31,255	$(67,711)	$9,890,416		$120,168

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $169,368 of securities loaned (cost $25,220,640)	$26,424,821
Investments in affiliated issuers, at value (cost $9,906,756)	9,890,416
Repurchase agreements, at value (cost $4,981,918)	4,981,918
Cash	9,538,136
Unrealized appreciation on OTC swap agreements	3,828,273
Receivables:
Variation margin on futures contracts	318,711
Securities sold	300,575
Fund shares sold	224,781
Swap settlement	82,693
Dividends	34,581
Securities lending income	1,499
Interest	5
Total assets	55,626,409

Liabilities:
Securities sold short, at value (proceeds $8,494,720)	9,615,080
Unrealized depreciation on OTC swap agreements	1,202,166
Payable for:
Securities purchased	727,585
Return of securities lending collateral	172,067
Management fees	42,197
Fund shares redeemed	5,073
Trustees’ fees*	444
Miscellaneous	12,915
Total liabilities	11,777,527
Commitments and contingent liabilities (Note 11)	—
Net assets	$43,848,882

Net assets consist of:
Paid in capital	$42,754,655
Total distributable earnings (loss)	1,094,227
Net assets	$43,848,882
Capital shares outstanding	1,623,187
Net asset value per share	$27.01

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$449,755
Dividends from securities of affiliated issuers	120,168
Interest	2,860
Income from securities lending, net	34,176
Total investment income	606,959

Expenses:
Management fees	508,683
Short sales dividend expense	198,257
Prime broker interest expense	106,404
Miscellaneous	10,337
Total expenses	823,681
Less:
Expenses waived by Adviser	(22,605)
Net expenses	801,076
Net investment loss	(194,117)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,129,085
Investments in affiliated issuers	31,255
Investments sold short	(1,346,025)
Swap agreements	307,692
Futures contracts	828,412
Foreign currency transactions	6,374
Net realized gain	1,956,793
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	146,393
Investments in affiliated issuers	(67,711)
Investments sold short	(344,902)
Swap agreements	2,153,330
Futures contracts	(573,853)
Foreign currency translations	217
Net change in unrealized appreciation (depreciation)	1,313,474
Net realized and unrealized gain	3,270,267
Net increase in net assets resulting from operations	$3,076,150

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(194,117)	$(108,238)
Net realized gain on investments	1,956,793	2,846,928
Net change in unrealized appreciation (depreciation) on investments	1,313,474	(151,213)
Net increase in net assets resulting from operations	3,076,150	2,587,477

Distributions to shareholders	(1,077,383)	(546,653)

Capital share transactions:
Proceeds from sale of shares	12,200,221	23,023,957
Distributions reinvested	1,077,383	546,653
Cost of shares redeemed	(11,740,269)	(19,908,660)
Net increase from capital share transactions	1,537,335	3,661,950
Net increase in net assets	3,536,102	5,702,774

Net assets:
Beginning of year	40,312,780	34,610,006
End of year	$43,848,882	$40,312,780

Capital share activity:
Shares sold	447,099	907,676
Shares issued from reinvestment of distributions	40,051	21,675
Shares redeemed	(437,203)	(787,955)
Net increase in shares	49,947	141,396

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$25.62	$24.17	$23.55	$24.83	$23.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.07)	.23	.20	(.09)
Net gain (loss) on investments (realized and unrealized)	2.18	1.85	.97	(1.48)	.97
Total from investment operations	2.06	1.78	1.20	(1.28)	.88
Less distributions from:
Net investment income	—	(.33)	(.58)	—	—
Net realized gains	(.67)	—	—	—	—
Total distributions	(.67)	(.33)	(.58)	—	—
Net asset value, end of period	$27.01	$25.62	$24.17	$23.55	$24.83

Total Return[b]	8.10%	7.39%	5.15%	(5.16%)	3.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,849	$40,313	$34,610	$40,335	$43,695
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.27%)	0.94%	0.85%	(0.39%)
Total expenses[c]	1.92%	1.68%	1.72%	1.54%	1.88%
Net expenses[d,e]	1.87%	1.63%	1.69%	1.52%	1.85%
Portfolio turnover rate	180%	207%	163%	162%	158%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses related to short sales. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.16%	1.13%	1.16%	1.16%	1.16%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2021, Guggenheim Commodities Strategy Fund returned 39.52%, compared with a return of 40.35% for the Index.

Commodities prices continued to rebound throughout 2021 with a strengthening U.S. and global economy. The rally was led by strong increases in petroleum along with industrial metals and grain prices. Broad central bank and government support throughout the world helped maintain consumer demand which helped lead a broad increase in commodities prices.

Twenty of the twenty-four components in the Index had positive returns during the period. The best-performing component was Unleaded Gasoline with a return above 70%. Coffee, Brent Crude, and Crude Oil all had returns above 60% for the year. Silver was down more than 10% after being the strongest commodity a year earlier.

Four of the five S&P GSCI sectors experienced positive performance during the period. Energy (+61%), Industrial Metals (+30%), Agriculture (+25%), and Livestock (+8%) were the S&P GSCI sectors with positive performance. Precious Metals (-5%) was the only sector with negative performance.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	25.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	25.4%
Total	50.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Commodities Strategy Fund	39.52%	1.95%	(6.57%)
S&P Goldman Sachs Commodity Index	40.35%	2.80%	(5.50%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

62 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2021
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 50.9%
Guggenheim Strategy Fund II1	89,740	$2,232,735
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	224,553	2,227,564
Total Mutual Funds
(Cost $4,473,985)		4,460,299

	Face Amount
FEDERAL AGENCY NOTES†† - 17.1%
Federal Farm Credit Bank
0.05% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22[2]	$1,000,000	999,885
0.07% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22[2]	500,000	499,881
Total Federal Agency Notes
(Cost $1,499,884)		1,499,766

U.S. TREASURY BILLS†† - 6.8%
U.S. Treasury Bills
0.04% due 01/06/22[3]	597,000	597,000
Total U.S. Treasury Bills
(Cost $596,997)		597,000

FEDERAL AGENCY DISCOUNT NOTES†† - 2.8%
Fannie Mae
0.02% due 01/05/22[3]	250,000	249,999
Total Federal Agency Discount Notes
(Cost $249,999)		249,999

REPURCHASE AGREEMENTS††,4 - 21.8%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	1,067,423	1,067,423
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	441,455	441,455
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	401,322	401,322
Total Repurchase Agreements
(Cost $1,910,200)		1,910,200

Total Investments - 99.4%
(Cost $8,731,065)		$8,717,264
Other Assets & Liabilities, net - 0.6%		49,495
Total Net Assets - 100.0%		$8,766,759

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	63	Jan 2022	$8,841,263	$334,344

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,460,299	$—	$—	$4,460,299
Federal Agency Notes	—	1,499,766	—	1,499,766
U.S. Treasury Bills	—	597,000	—	597,000
Federal Agency Discount Notes	—	249,999	—	249,999
Repurchase Agreements	—	1,910,200	—	1,910,200
Commodity Futures Contracts**	334,344	—	—	334,344
Total Assets	$4,794,643	$4,256,965	$—	$9,051,608

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$507,465	$2,806,362	$(1,070,000)	$(2,803)	$(8,289)	$2,232,735	89,740	$19,289
Guggenheim Ultra Short Duration Fund — Institutional Class	877,450	3,136,231	(1,770,000)	(5,714)	(10,403)	2,227,564	224,553	16,187
	$1,384,915	$5,942,593	$(2,840,000)	$(8,517)	$(18,692)	$4,460,299		$35,476

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $2,346,880)	$2,346,765
Investments in affiliated issuers, at value (cost $4,473,985)	4,460,299
Repurchase agreements, at value (cost $1,910,200)	1,910,200
Cash	62
Segregated cash with broker	176,160
Receivables:
Dividends	4,684
Fund shares sold	2,359
Interest	129
Total assets	8,900,658

Liabilities:
Payable for:
Variation margin on futures contracts	100,894
Securities purchased	4,944
Management fees	4,899
Transfer agent and administrative fees	1,970
Investor service fees	1,831
Fund shares redeemed	933
Portfolio accounting fees	732
Trustees’ fees*	83
Miscellaneous	17,613
Total liabilities	133,899
Commitments and contingent liabilities (Note 11)	—
Net assets	$8,766,759

Net assets consist of:
Paid in capital	$10,721,739
Total distributable earnings (loss)	(1,954,980)
Net assets	$8,766,759
Capital shares outstanding	100,662
Net asset value per share	$87.09

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$35,476
Interest	1,915
Total investment income	37,391

Expenses:
Management fees	70,287
Investor service fees	19,914
Transfer agent and administrative fees	23,436
Professional fees	18,394
Portfolio accounting fees	7,966
Custodian fees	1,097
Trustees’ fees*	645
Miscellaneous	6,152
Total expenses	147,891
Less:
Expenses waived by Adviser	(15,057)
Net expenses	132,834
Net investment loss	(95,443)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(275)
Investments in affiliated issuers	(8,517)
Futures contracts	996,755
Net realized gain	987,963
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(141)
Investments in affiliated issuers	(18,692)
Futures contracts	186,650
Net change in unrealized appreciation (depreciation)	167,817
Net realized and unrealized gain	1,155,780
Net increase in net assets resulting from operations	$1,060,337

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(95,443)	$(18,877)
Net realized gain (loss) on investments	987,963	(565,650)
Net change in unrealized appreciation (depreciation) on investments	167,817	51,524
Net increase (decrease) in net assets resulting from operations	1,060,337	(533,003)

Distributions to shareholders	—	(22,689)

Capital share transactions:
Proceeds from sale of shares	70,892,284	6,730,863
Distributions reinvested	—	22,689
Cost of shares redeemed	(66,690,436)	(5,886,207)
Net increase from capital share transactions	4,201,848	867,345
Net increase in net assets	5,262,185	311,653

Net assets:
Beginning of year	3,504,574	3,192,921
End of year	$8,766,759	$3,504,574

Capital share activity:
Shares sold	860,618	122,212
Shares issued from reinvestment of distributions	—	414
Shares redeemed	(816,101)	(105,719)
Net increase in shares	44,517	16,907

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$62.42	$81.37	$71.69	$87.44	$83.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.47)	.61	.67	— [b]
Net gain (loss) on investments (realized and unrealized)	25.63	(18.06)	10.26	(13.34)	3.70
Total from investment operations	24.67	(18.53)	10.87	(12.67)	3.70
Less distributions from:
Net investment income	—	(.42)	(1.19)	(3.08)	—
Total distributions	—	(.42)	(1.19)	(3.08)	—
Net asset value, end of period	$87.09	$62.42	$81.37	$71.69	$87.44

Total Return[c]	39.52%	(22.72%)	15.25%	(15.12%)	4.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,767	$3,505	$3,193	$3,099	$4,731
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(0.82%)	0.77%	0.75%	— [f]
Total expenses[d]	1.86%	1.88%	1.98%	1.81%	1.82%
Net expenses[e]	1.67%	1.69%	1.78%	1.69%	1.72%
Portfolio turnover rate	92%	123%	128%	187%	107%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Less than 0.01%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Diversified
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2021	% of Net Assets of the Fund at December 31, 2021
Global Managed Futures Strategy Fund	11/07/08	1,454,459	13.6%
Multi-Hedge Strategies Fund	04/15/09	1,033,387	2.4%
Commodities Strategy Fund	07/21/09	1,571,742	17.9%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an

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operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.07% at December 31, 2021.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures

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contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$40,245,711	$27,241,717
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	92,243,149	54,900,828
Commodities Strategy Fund	Index exposure, Liquidity	8,182,468	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as a custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$17,279,763	$21,159,447
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	33,018,771	27,063,759

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity/currency/equity/interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2021
Long Short Equity Fund	$—	$2,248,083	$—	$—	$—	$2,248,083
Global Managed Futures Strategy Fund	53,549	—	462	20,903	139,756	214,670
Multi-Hedge Strategies Fund	108,716	3,828,273	74,873	66,233	225,250	4,303,345
Commodities Strategy Fund	—	—	—	—	334,344	334,344

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2021
Long Short Equity Fund	$—	$432,668	$—	$—	$—	$432,668
Global Managed Futures Strategy Fund	17,679	—	78,862	37,219	117,460	251,220
Multi-Hedge Strategies Fund	74,756	1,202,166	186,907	180,290	218,273	1,862,392

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(3,462,198)	$—	$—	$—	$(3,462,198)
Global Managed Futures Strategy Fund	519,300	—	210,443	(870,223)	858,918	718,438
Multi-Hedge Strategies Fund	(28,039)	307,692	320,657	(1,095,929)	1,631,723	1,136,104
Commodities Strategy Fund	—	—	—	—	996,755	996,755

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$2,899,490	$—	$—	$—	$2,899,490
Global Managed Futures Strategy Fund	(44,626)	—	(184,725)	(50,666)	(100,793)	(380,810)
Multi-Hedge Strategies Fund	68,208	2,153,330	(286,163)	(188,136)	(167,762)	1,579,477
Commodities Strategy Fund	—	—	—	—	186,650	186,650

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$2,248,083	$—	$2,248,083	$(432,668)	$—	$1,815,415
Multi-Hedge Strategies Fund	Custom basket swap agreements	3,828,273	—	3,828,273	(1,202,166)	—	2,626,107

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$432,668	$—	$432,668	$(432,668)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	1,202,166	—	1,202,166	(1,202,166)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs International	Futures contracts	$20,935	$—
Commodities Strategy Fund	Goldman Sachs International	Futures contracts	176,160	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $14,976, $16,548 and $10,544, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

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If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$180
Multi-Hedge Strategies Fund	6,057
Commodities Strategy Fund	4,513

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bill
0.05%			0.00%
Due 01/03/22	$49,381,431	$49,381,637	Due 03/24/22	$42,951,000	$42,945,030

			U.S. Treasury Notes
			0.25% - 1.88%
			Due 04/30/22 - 05/31/25	7,448,600	7,424,085
				50,399,600	50,369,115

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 01/03/22	20,422,689	20,422,706	Due 04/15/25	19,484,213	20,831,249

BofA Securities, Inc.			U.S. Treasury Note
0.02%			0.50%
Due 01/03/22	18,566,081	18,566,112	Due 06/30/27	19,794,100	18,937,411

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$41,511	$(41,255)	$256	$41,255	*	$—	$41,255
Multi-Hedge Strategies Fund	169,368	(169,368)	—	172,067		—	172,067

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to December 31, 2021, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$164,195	$—	$164,195
Global Managed Futures Strategy Fund	30,985	128,711	159,696
Multi-Hedge Strategies Fund	—	1,077,383	1,077,383

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$189,586	$—	$189,586
Global Managed Futures Strategy Fund	647,598	94,949	742,547
Multi-Hedge Strategies Fund	546,653	—	546,653
Commodities Strategy Fund	22,689	—	22,689

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$121,351	$—	$4,874,574	$(1,430,241)	$3,565,684
Global Managed Futures Strategy Fund	577,535	—	(1,200,360)	—	(622,825)
Multi-Hedge Strategies Fund	737,963	435,388	282,427	(19,972)	1,435,806
Commodities Strategy Fund	868,839	—	(1,802,655)	(27,168)	(960,984)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(1,430,241)	$—	$(1,430,241)
Commodities Strategy Fund	(5,637)	(21,531)	(27,168)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Long Short Equity Fund	$2,451,045

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, investments in real estate investment trusts, investments in securities sold short, special dividends, foreign currency gains and losses, distributions in connection with redemption of fund shares, investments in swap agreementsand the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Consolidated Statements of Assets and Liabilities as of December 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Long Short Equity Fund	$(160)	$160
Global Managed Futures Strategy Fund	829,668	(829,668)
Multi-Hedge Strategies Fund	1,715,312	(1,715,312)
Commodities Strategy Fund	1,171,366	(1,171,366)

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$22,652,158	$5,572,746	$(698,172)	$4,874,574
Global Managed Futures Strategy Fund	11,895,783	—	(1,200,220)	(1,200,220)
Multi-Hedge Strategies Fund	34,067,701	4,797,595	(4,514,642)	282,953
Commodities Strategy Fund	11,494,688	973,973	(2,776,628)	(1,802,655)

Note 9 – Securities Transactions

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$51,917,568	$56,630,434
Global Managed Futures Strategy Fund	99,987	1,200,000
Multi-Hedge Strategies Fund	74,337,695	75,441,204
Commodities Strategy Fund	5,942,593	2,840,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2021, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2021. The Funds did not have any borrowings outstanding under this agreement at December 31, 2021.

The average daily balances borrowed for the year ended December 31, 2021, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$178
Multi-Hedge Strategies Fund	3,942

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Note 12 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Rydex Commodities Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated) and Rydex Commodities Strategy Fund (consolidated) (collectively referred to as the “Funds”), (four of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated, where applicable, financial position of each of the Funds (four of the funds constituting Rydex Variable Trust) at December 31, 2021, the consolidated, where applicable, results of their operations for the year then ended, the consolidated, where applicable, changes in their net assets for each of the two years in the period then ended and their consolidated, where applicable, financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 28, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2021, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Long Short Equity Fund	100.00%

With respect to the taxable year ended December 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Global Managed Futures Strategy Fund	$128,711	$—
Multi-Hedge Strategies Fund	1,077,383	212,084

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	156

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	155

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	155

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	156

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	155

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

88 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

155

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	155	Former: Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

90 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

THE RYDEX FUNDS ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

92 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

94 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2021

Rydex Variable Trust Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-ANN-1221x1222

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	14
BIOTECHNOLOGY FUND	21
CONSUMER PRODUCTS FUND	28
ELECTRONICS FUND	35
ENERGY FUND	42
ENERGY SERVICES FUND	49
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	71
LEISURE FUND	78
PRECIOUS METALS FUND	85
REAL ESTATE FUND	92
RETAILING FUND	100
TECHNOLOGY FUND	107
TELECOMMUNICATIONS FUND	115
TRANSPORTATION FUND	122
UTILITIES FUND	129
NOTES TO FINANCIAL STATEMENTS	136
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	149
OTHER INFORMATION	150
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	152
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	158

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2021

During the 12-month period ended December 31, 2021, the S&P 500 Index reached all-time highs as investors largely brushed off concerns about new COVID-19 variants, global supply chain disruptions, inflationary fears, and other worrying factors that resulted in little more than brief selloffs before the index resumed its upward march.

The economic recovery made considerable progress in 2021 with the help of COVID-19 vaccines and enormous policy stimulus. We expect policymakers, led by the Federal Reserve (the “Fed”), will begin to scale back their support in 2022. However, because of their dovish policy framework, the Fed is deliberately “behind the curve.” As such, we expect real interest rates could remain negative in the near term, supporting above-potential economic growth and risk asset returns. Eventually an overheated economy will require that the Fed apply the brakes more firmly, but we believe that will be a greater concern in 2023.

U.S. real gross domestic product (“GDP”) slowed to 2.3% in the third quarter of 2021, but output has now fully recovered and now exceeds its supply side potential. We believe growth could bounce back to a robust 6–7% in the fourth quarter and remain well above potential in 2022, which would ensure a continued rapid decline in the unemployment rate.

A rapidly tightening labor market will put further pressure on wages, which are already surging. The Employment Cost Index, which is a measure of wage growth given that it controls for compositional changes (e.g. low paid industries losing jobs disproportionately), saw the largest quarterly gain in over 30 years in the third quarter reading. The share of businesses reporting plans to raise wages is also spiking, which suggests that further wage gains are in the pipeline.

As a result, the inflation narrative is evolving from a focus on the series of “transitory” shocks of 2021 to a focus on accelerating wage growth and housing inflation. While we believe that overall inflation will slow in 2022 as durable goods prices recede, core inflation should remain meaningfully above the Fed’s 2.0% target. We therefore expect that the Fed will deliver four rate increases in 2022, starting in March, and begin the process of quantitative tightening.

A key risk to our positive outlook is China, where massive property and credit imbalances threaten to unravel. Real GDP growth in 2021 slowed to a pace of just 4.0%, the weakest in the modern era excluding the first half of 2020. However, Chinese policymakers appear ready to step in to support faster growth. Separately, while the Omicron variant of COVID-19 has produced record cases, reduced severity and vaccines/treatments may portend only a modest drag on growth.

For the 12-month period ended December 31, 2021, the S&P 500® Index* returned 28.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.26%. The return of the MSCI Emerging Markets Index* was -2.54%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -1.54% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 5.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500®. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500®. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500®. The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500®. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500®. The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500®. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500®. The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500®. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500®. The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500®. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2021 and ending December 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.69%	5.77%	$ 1,000.00	$ 1,057.70	$ 8.77
Basic Materials Fund	1.68%	5.16%	1,000.00	1,051.60	8.69
Biotechnology Fund	1.68%	(6.26%)	1,000.00	937.40	8.20
Consumer Products Fund	1.68%	3.31%	1,000.00	1,033.10	8.61
Electronics Fund	1.69%	17.49%	1,000.00	1,174.90	9.26
Energy Fund	1.69%	1.84%	1,000.00	1,018.40	8.60
Energy Services Fund	1.69%	(12.63%)	1,000.00	873.70	7.98
Financial Services Fund	1.69%	9.39%	1,000.00	1,093.90	8.92
Health Care Fund	1.69%	5.96%	1,000.00	1,059.60	8.77
Internet Fund	1.69%	(13.67%)	1,000.00	863.30	7.94
Leisure Fund	1.69%	(10.14%)	1,000.00	898.60	8.09
Precious Metals Fund	1.58%	(5.70%)	1,000.00	943.00	7.74
Real Estate Fund	1.68%	12.46%	1,000.00	1,124.60	9.00
Retailing Fund	1.69%	(2.69%)	1,000.00	973.10	8.40
Technology Fund	1.68%	6.00%	1,000.00	1,060.00	8.72
Telecommunications Fund	1.69%	(2.50%)	1,000.00	975.00	8.41
Transportation Fund	1.69%	7.44%	1,000.00	1,074.40	8.84
Utilities Fund	1.68%	11.42%	1,000.00	1,114.20	8.95

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.69%	5.00%	$ 1,000.00	$ 1,016.69	$ 8.59
Basic Materials Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Biotechnology Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Consumer Products Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Electronics Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Energy Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Energy Services Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Financial Services Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Health Care Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Internet Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Leisure Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Precious Metals Fund	1.58%	5.00%	1,000.00	1,017.24	8.03
Real Estate Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Retailing Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Technology Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Telecommunications Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Transportation Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Utilities Fund	1.68%	5.00%	1,000.00	1,016.74	8.54

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2021 to December 31, 2021.

6 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2021, Banking Fund returned 33.49%, compared with the S&P 500 Index, which returned 28.71%. The S&P 500 Financials Index returned 35.04%.

The industries that contributed most to performance were regional banks, diversified banks, and asset management & custody banks. No industries detracted for the period.

Wells Fargo & Co., Bank of America Corp., and Capital One Financial Corp. were the holdings that contributed the most to the Fund’s return for the period. Credit Suisse Group AG ADR, National Asset Recovery Corp., and Pacific Premier Bancorp, Inc., detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	4.0%
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	3.8%
Citigroup, Inc.	3.5%
PNC Financial Services Group, Inc.	2.9%
U.S. Bancorp	2.9%
Truist Financial Corp.	2.8%
Capital One Financial Corp.	2.5%
Bank of New York Mellon Corp.	2.2%
SVB Financial Group	2.0%
Top Ten Total	30.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Banking Fund	33.49%	7.36%	11.10%
S&P 500 Financials Index	35.04%	13.26%	16.32%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

8 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Banks - 91.6%
Bank of America Corp.	6,184	$275,126
JPMorgan Chase & Co.	1,731	274,104
Wells Fargo & Co.	5,534	265,521
Citigroup, Inc.	3,970	239,748
PNC Financial Services Group, Inc.	1,009	202,325
U.S. Bancorp	3,553	199,572
Truist Financial Corp.	3,300	193,215
Bank of New York Mellon Corp.	2,610	151,589
SVB Financial Group*	202	137,004
First Republic Bank	646	133,405
State Street Corp.	1,369	127,317
Fifth Third Bancorp	2,747	119,632
Northern Trust Corp.	922	110,280
Huntington Bancshares, Inc.	6,759	104,224
Signature Bank	316	102,217
KeyCorp	4,374	101,171
Regions Financial Corp.	4,573	99,691
Citizens Financial Group, Inc.	2,084	98,469
M&T Bank Corp.	632	97,063
ICICI Bank Ltd. ADR	4,004	79,239
Toronto-Dominion Bank	1,028	78,827
Royal Bank of Canada	732	77,694
Bank of Nova Scotia	1,071	76,780
HDFC Bank Ltd. ADR	1,170	76,132
Comerica, Inc.	850	73,950
Popular, Inc.	899	73,754
Western Alliance Bancorporation	684	73,633
East West Bancorp, Inc.	925	72,779
Canadian Imperial Bank of Commerce	601	70,053
HSBC Holdings plc ADR	2,322	70,008
Bank of Montreal	643	69,264
Zions Bancorp North America	1,094	69,097
Deutsche Bank AG*,1	5,330	66,625
UBS Group AG	3,714	66,369
First Horizon Corp.	4,008	65,451
First Citizens BancShares, Inc. — Class A	77	63,898
Commerce Bancshares, Inc.	925	63,605
Cullen/Frost Bankers, Inc.	484	61,018
First Financial Bankshares, Inc.	1,163	59,127
BOK Financial Corp.	552	58,230
Pinnacle Financial Partners, Inc.	609	58,160
Synovus Financial Corp.	1,211	57,971
Prosperity Bancshares, Inc.	787	56,900
Glacier Bancorp, Inc.	965	54,716
Bank OZK	1,155	53,742
Valley National Bancorp	3,843	52,841
Cadence Bank	1,764	52,550
SouthState Corp.	648	51,911
CIT Group, Inc.	980	50,313
PacWest Bancorp	1,113	50,274
Wintrust Financial Corp.	552	50,133
United Bankshares, Inc.	1,378	49,994
UMB Financial Corp.	471	49,978
Webster Financial Corp.	893	49,865
ServisFirst Bancshares, Inc.	566	48,076
Hancock Whitney Corp.	915	45,768
Silvergate Capital Corp. — Class A*	307	45,497
Community Bank System, Inc.	606	45,135
Umpqua Holdings Corp.	2,308	44,406
Home BancShares, Inc.	1,795	43,708
Independent Bank Corp.	533	43,456
FNB Corp.	3,562	43,207
BankUnited, Inc.	1,009	42,691
Eastern Bankshares, Inc.	2,096	42,276
Ameris Bancorp	834	41,433
First Hawaiian, Inc.	1,504	41,104
Simmons First National Corp. — Class A	1,376	40,702
United Community Banks, Inc.	1,128	40,540
Bank of Hawaii Corp.	484	40,540
Associated Banc-Corp.	1,780	40,210
Cathay General Bancorp	922	39,637
Old National Bancorp	2,177	39,447
Texas Capital Bancshares, Inc.*	633	38,138
Triumph Bancorp, Inc.*	319	37,987
CVB Financial Corp.	1,757	37,617
Fulton Financial Corp.	2,171	36,907
Hilltop Holdings, Inc.	1,043	36,651
First Midwest Bancorp, Inc.	1,712	35,062
Columbia Banking System, Inc.	1,066	34,880
Customers Bancorp, Inc.*	478	31,247
Great Western Bancorp, Inc.	898	30,496
Total Banks		6,323,372

Savings & Loans - 3.6%
People’s United Financial, Inc.	3,401	60,606
New York Community Bancorp, Inc.	4,374	53,406
Sterling Bancorp	1,929	49,749
Pacific Premier Bancorp, Inc.	1,085	43,433
Investors Bancorp, Inc.	2,831	42,890
Total Savings & Loans		250,084

Diversified Financial Services - 2.5%
Capital One Financial Corp.	1,182	171,496

Insurance - 2.0%
Equitable Holdings, Inc.	2,437	79,909
Voya Financial, Inc.	907	60,143
Total Insurance		140,052

Total Common Stocks
(Cost $3,813,829)		6,885,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$25,223	$25,223
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	10,431	10,431
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	9,483	9,483
Total Repurchase Agreements
(Cost $45,137)		45,137

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	44,472	$44,472
Total Securities Lending Collateral
(Cost $44,472)		44,472

Total Investments - 101.0%
(Cost $3,903,438)		$6,974,613
Other Assets & Liabilities, net - (1.0)%		(67,922)
Total Net Assets - 100.0%		$6,906,691

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,885,004	$—	$—	$6,885,004
Repurchase Agreements	—	45,137	—	45,137
Securities Lending Collateral	44,472	—	—	44,472
Total Assets	$6,929,476	$45,137	$—	$6,974,613

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $42,750 of securities loaned (cost $3,858,301)	$6,929,476
Repurchase agreements, at value (cost $45,137)	45,137
Cash	17
Receivables:
Dividends	16,079
Foreign tax reclaims	259
Securities lending income	20
Total assets	6,990,988

Liabilities:
Payable for:
Return of securities lending collateral	44,472
Fund shares redeemed	11,655
Professional fees	10,447
Management fees	6,684
Transfer agent and administrative fees	2,115
Investor service fees	1,966
Portfolio accounting fees	787
Trustees’ fees*	91
Miscellaneous	6,080
Total liabilities	84,297
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,906,691

Net assets consist of:
Paid in capital	$4,985,608
Total distributable earnings (loss)	1,921,083
Net assets	$6,906,691
Capital shares outstanding	59,198
Net asset value per share	$116.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $3,325)	$216,765
Interest	15
Income from securities lending, net	193
Total investment income	216,973

Expenses:
Management fees	76,054
Investor service fees	22,369
Transfer agent and administrative fees	27,128
Professional fees	13,115
Portfolio accounting fees	8,947
Custodian fees	1,368
Trustees’ fees*	980
Miscellaneous	1,430
Total expenses	151,391
Net investment income	65,582

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(102,535)
Net realized loss	(102,535)
Net change in unrealized appreciation (depreciation) on:
Investments	1,501,081
Net change in unrealized appreciation (depreciation)	1,501,081
Net realized and unrealized gain	1,398,546
Net increase in net assets resulting from operations	$1,464,128

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$65,582	$53,477
Net realized gain (loss) on investments	(102,535)	56,292
Net change in unrealized appreciation (depreciation) on investments	1,501,081	(514,301)
Net increase (decrease) in net assets resulting from operations	1,464,128	(404,532)

Distributions to shareholders	(53,477)	(50,080)

Capital share transactions:
Proceeds from sale of shares	34,567,355	18,198,255
Distributions reinvested	53,477	50,080
Cost of shares redeemed	(33,358,697)	(19,397,850)
Net increase (decrease) from capital share transactions	1,262,135	(1,149,515)
Net increase (decrease) in net assets	2,672,786	(1,604,127)

Net assets:
Beginning of year	4,233,905	5,838,032
End of year	$6,906,691	$4,233,905

Capital share activity:
Shares sold	314,611	260,948
Shares issued from reinvestment of distributions	509	752
Shares redeemed	(304,012)	(273,669)
Net increase (decrease) in shares	11,108	(11,969)

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$88.04	$97.20	$76.46	$95.19	$84.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.82	1.18	.94	.56	.28
Net gain (loss) on investments (realized and unrealized)	28.58	(9.63)	20.67	(18.70)	10.28
Total from investment operations	29.40	(8.45)	21.61	(18.14)	10.56
Less distributions from:
Net investment income	(.77)	(.71)	(.87)	(.56)	(.27)
Net realized gains	—	—	—	(.03)	—
Total distributions	(.77)	(.71)	(.87)	(.59)	(.27)
Net asset value, end of period	$116.67	$88.04	$97.20	$76.46	$95.19

Total Return[b]	33.49%	(8.46%)	28.39%	(19.19%)	12.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,907	$4,234	$5,838	$5,548	$9,692
Ratios to average net assets:
Net investment income (loss)	0.73%	1.60%	1.07%	0.59%	0.33%
Total expenses	1.69%	1.82%	1.82%	1.71%	1.70%
Portfolio turnover rate	351%	529%	246%	320%	273%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2021, Basic Materials Fund returned 22.94%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Materials Index returned 27.28%.

The specialty chemicals industry was the largest contributor to the Fund’s return for the period, followed by the steel industry and construction materials industry. The gold industry detracted the most from the Fund’s return for the period, followed by the silver industry and paper products industry.

The top-performing holdings were Freeport-McMoRan, Inc., Nucor Corp., and Sherwin-Williams Co. The worst-performing holdings included Amyris, Inc., Danimer Scientific, Inc. - Class A, and Coeur Mining, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Sherwin-Williams Co.	3.5%
Ecolab, Inc.	3.0%
Air Products and Chemicals, Inc.	2.9%
Freeport-McMoRan, Inc.	2.9%
Newmont Corp.	2.8%
Dow, Inc.	2.4%
DuPont de Nemours, Inc.	2.3%
PPG Industries, Inc.	2.3%
International Flavors & Fragrances, Inc.	2.3%
Corteva, Inc.	2.1%
Top Ten Total	26.5%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Basic Materials Fund	22.94%	12.38%	7.88%
S&P 500 Materials Index	27.28%	15.12%	12.81%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2021
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.0%

Chemicals - 46.0%
Sherwin-Williams Co.	917	$322,931
Ecolab, Inc.	1,191	279,397
Air Products and Chemicals, Inc.	896	272,617
Dow, Inc.	3,853	218,542
DuPont de Nemours, Inc.	2,687	217,056
PPG Industries, Inc.	1,240	213,826
International Flavors & Fragrances, Inc.	1,394	210,006
LyondellBasell Industries N.V. — Class A	2,050	189,072
Albemarle Corp.	746	174,392
Linde plc	473	163,861
Celanese Corp. — Class A	860	144,532
Eastman Chemical Co.	1,102	133,243
CF Industries Holdings, Inc.	1,882	133,208
Mosaic Co.	3,286	129,107
FMC Corp.	1,162	127,692
RPM International, Inc.	1,203	121,503
Westlake Chemical Corp.	1,242	120,636
Olin Corp.	1,722	99,049
Huntsman Corp.	2,708	94,455
Nutrien Ltd.	1,235	92,872
Axalta Coating Systems Ltd.*	2,793	92,504
Valvoline, Inc.	2,390	89,123
Ashland Global Holdings, Inc.	774	83,329
Element Solutions, Inc.	3,333	80,925
Balchem Corp.	458	77,219
Chemours Co.	2,300	77,188
Sensient Technologies Corp.	690	69,041
HB Fuller Co.	850	68,850
Cabot Corp.	1,056	59,347
Ingevity Corp.*	783	56,141
Trinseo plc	904	47,424
Total Chemicals		4,259,088

Mining - 17.3%
Freeport-McMoRan, Inc.	6,520	272,080
Newmont Corp.	4,139	256,701
BHP Group Ltd. ADR[1]	2,020	121,907
Alcoa Corp.	1,940	115,585
Rio Tinto plc ADR[1]	1,630	109,112
Teck Resources Ltd. — Class B	3,408	98,219
MP Materials Corp.*,1	2,101	95,427
Wheaton Precious Metals Corp.	2,107	90,454
Royal Gold, Inc.	857	90,165
Agnico Eagle Mines Ltd.	1,667	88,584
Franco-Nevada Corp.	634	87,676
Livent Corp.*	2,656	64,753
Arconic Corp.*	1,907	62,950
Compass Minerals International, Inc.	823	42,039
Total Mining		1,595,652

Packaging & Containers - 12.3%
Ball Corp.	1,988	191,385
Crown Holdings, Inc.	1,129	124,890
Packaging Corporation of America	890	121,173
Westrock Co.	2,551	113,162
Berry Global Group, Inc.*	1,461	107,793
Sealed Air Corp.	1,578	106,468
AptarGroup, Inc.	779	95,412
Graphic Packaging Holding Co.	4,109	80,126
Sonoco Products Co.	1,363	78,904
Silgan Holdings, Inc.	1,687	72,271
O-I Glass, Inc.*	3,798	45,690
Total Packaging & Containers		1,137,274

Iron & Steel - 9.0%
Nucor Corp.	1,719	196,224
Steel Dynamics, Inc.	1,923	119,361
Cleveland-Cliffs, Inc.*	5,197	113,139
Reliance Steel & Aluminum Co.	659	106,903
ArcelorMittal S.A.[1]	2,897	92,211
United States Steel Corp.	3,551	84,549
Commercial Metals Co.	1,961	71,165
Allegheny Technologies, Inc.*	2,966	47,248
Total Iron & Steel		830,800

Building Materials - 6.5%
Vulcan Materials Co.	845	175,405
Martin Marietta Materials, Inc.	396	174,446
Louisiana-Pacific Corp.	1,115	87,360
Eagle Materials, Inc.	516	85,893
Summit Materials, Inc. — Class A*	1,840	73,858
Total Building Materials		596,962

Biotechnology - 2.1%
Corteva, Inc.	4,190	198,103

Forest Products & Paper - 1.9%
International Paper Co.	3,026	142,161
Sylvamo Corp.*	1,309	36,508
Total Forest Products & Paper		178,669

Household Products & Housewares - 1.6%
Avery Dennison Corp.	668	144,669

Housewares - 1.1%
Scotts Miracle-Gro Co. — Class A	601	96,761

Distribution & Wholesale - 0.8%
Avient Corp.	1,372	76,763

Coal - 0.4%
Warrior Met Coal, Inc.	1,522	39,131

Total Common Stocks
(Cost $4,222,180)		9,153,872

EXCHANGE-TRADED FUNDS† - 0.7%
VanEck Junior Gold Miners ETF	1,689	70,820
Total Exchange-Traded Funds
(Cost $70,238)		70,820

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 1.0%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$49,917	$49,917
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	20,644	20,644
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	18,768	18,768
Total Repurchase Agreements
(Cost $89,329)		89,329

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	288,178	$288,178
Total Securities Lending Collateral
(Cost $288,178)		288,178

Total Investments - 103.8%
(Cost $4,669,925)		$9,602,199
Other Assets & Liabilities, net - (3.8)%		(352,802)
Total Net Assets - 100.0%		$9,249,397

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,153,872	$—	$—	$9,153,872
Exchange-Traded Funds	70,820	—	—	70,820
Repurchase Agreements	—	89,329	—	89,329
Securities Lending Collateral	288,178	—	—	288,178
Total Assets	$9,512,870	$89,329	$—	$9,602,199

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $282,608 of securities loaned (cost $4,580,596)	$9,512,870
Repurchase agreements, at value (cost $89,329)	89,329
Cash	119
Receivables:
Dividends	8,244
Fund shares sold	1,752
Securities lending income	49
Total assets	9,612,363

Liabilities:
Payable for:
Return of securities lending collateral	288,178
Fund shares redeemed	29,959
Deferred foreign capital gain taxes	19,017
Management fees	6,264
Transfer agent and administrative fees	1,982
Investor service fees	1,842
Portfolio accounting fees	737
Trustees’ fees*	83
Miscellaneous	14,904
Total liabilities	362,966
Commitments and contingent liabilities (Note 9)	—
Net assets	$9,249,397

Net assets consist of:
Paid in capital	$4,924,236
Total distributable earnings (loss)	4,325,161
Net assets	$9,249,397
Capital shares outstanding	87,294
Net asset value per share	$105.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $2,006)	$184,999
Interest	24
Income from securities lending, net	1,049
Total investment income	186,072

Expenses:
Management fees	78,205
Investor service fees	23,002
Transfer agent and administrative fees	29,027
Professional fees	12,335
Portfolio accounting fees	9,200
Trustees’ fees*	1,453
Custodian fees	1,451
Miscellaneous	720
Total expenses	155,393
Net investment income	30,679

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	613,915
Net realized gain	613,915
Net change in unrealized appreciation (depreciation) on:
Investments	950,336
Net change in unrealized appreciation (depreciation)	950,336
Net realized and unrealized gain	1,564,251
Net increase in net assets resulting from operations	$1,594,930

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,679	$18,733
Net realized gain on investments	613,915	457,821
Net change in unrealized appreciation (depreciation) on investments	950,336	898,643
Net increase in net assets resulting from operations	1,594,930	1,375,197

Distributions to shareholders	(317,591)	(123,282)

Capital share transactions:
Proceeds from sale of shares	14,236,263	11,298,895
Distributions reinvested	317,591	123,282
Cost of shares redeemed	(14,854,725)	(10,950,730)
Net increase (decrease) from capital share transactions	(300,871)	471,447
Net increase in net assets	976,468	1,723,362

Net assets:
Beginning of year	8,272,929	6,549,567
End of year	$9,249,397	$8,272,929

Capital share activity:
Shares sold	138,290	152,164
Shares issued from reinvestment of distributions	3,279	1,707
Shares redeemed	(147,173)	(147,158)
Net increase (decrease) in shares	(5,604)	6,713

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$89.05	$75.99	$65.42	$81.27	$67.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.22	.35	.05	(.07)
Net gain (loss) on investments (realized and unrealized)	19.78	14.43	13.55	(13.91)	14.47
Total from investment operations	20.12	14.65	13.90	(13.86)	14.40
Less distributions from:
Net investment income	(.59)	(.97)	—	(.42)	(.50)
Net realized gains	(2.62)	(.62)	(3.33)	(1.57)	(.24)
Total distributions	(3.21)	(1.59)	(3.33)	(1.99)	(.74)
Net asset value, end of period	$105.96	$89.05	$75.99	$65.42	$81.27

Total Return[b]	22.94%	19.75%	21.43%	(17.44%)	21.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,249	$8,273	$6,550	$6,168	$17,067
Ratios to average net assets:
Net investment income (loss)	0.33%	0.31%	0.49%	0.06%	(0.10%)
Total expenses[c]	1.69%	1.82%	1.82%	1.73%	1.70%
Portfolio turnover rate	149%	194%	88%	83%	181%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2021, Biotechnology Fund returned 1.42%, compared with the S&P 500 Index, which returned 28.71%. The S&P 500 Health Care Index returned 26.13%.

Companies in the life sciences tools & services industry contributed the most to return, followed by the biotechnology industry and the fertilizers & agricultural chemicals industry. The pharmaceuticals industry detracted the most from return for the period, followed by the health care services industry and the health care equipment industry.

The best-performing holdings in the Fund were Moderna, Inc., BioNTech SE ADR, and AbbVie, Inc. The worst-performing holdings in the Fund included BridgeBio Pharma, Inc., Exact Sciences Corp., and Iovance Biotherapeutics.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	7.1%
Amgen, Inc.	4.9%
Gilead Sciences, Inc.	4.3%
Moderna, Inc.	4.2%
Regeneron Pharmaceuticals, Inc.	3.5%
Vertex Pharmaceuticals, Inc.	3.3%
Illumina, Inc.	3.3%
Corteva, Inc.	2.7%
Biogen, Inc.	2.6%
Seagen, Inc.	2.3%
Top Ten Total	38.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Biotechnology Fund	1.42%	12.45%	15.86%
S&P 500 Health Care Index	26.13%	17.58%	17.19%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Biotechnology - 71.0%
Amgen, Inc.	4,887	$1,099,428
Gilead Sciences, Inc.	13,376	971,231
Moderna, Inc.*	3,754	953,441
Regeneron Pharmaceuticals, Inc.*	1,272	803,294
Vertex Pharmaceuticals, Inc.*	3,424	751,910
Illumina, Inc.*	1,957	744,521
Corteva, Inc.	12,851	607,595
Biogen, Inc.*	2,438	584,925
Seagen, Inc.*	3,400	525,640
Royalty Pharma plc — Class A	13,020	518,847
BioNTech SE ADR*	1,953	503,483
Horizon Therapeutics plc*	4,578	493,325
Alnylam Pharmaceuticals, Inc.*	2,516	426,663
BioMarin Pharmaceutical, Inc.*	4,620	408,177
Incyte Corp.*	5,481	402,305
United Therapeutics Corp.*	1,521	328,658
Guardant Health, Inc.*	3,116	311,662
Biohaven Pharmaceutical Holding Company Ltd.*	2,244	309,246
CRISPR Therapeutics AG*	3,923	297,285
Mirati Therapeutics, Inc.*	1,975	289,713
Novavax, Inc.*	1,986	284,137
Cassava Sciences, Inc.*,1	6,012	262,724
Arrowhead Pharmaceuticals, Inc.*	3,863	256,117
Blueprint Medicines Corp.*	2,318	248,281
Exelixis, Inc.*	13,349	244,020
Halozyme Therapeutics, Inc.*	6,049	243,230
Denali Therapeutics, Inc.*	5,400	240,840
Arena Pharmaceuticals, Inc.*	2,558	237,741
Ultragenyx Pharmaceutical, Inc.*	2,821	237,218
Fate Therapeutics, Inc.*	3,972	232,402
Beam Therapeutics, Inc.*	2,776	221,220
Apellis Pharmaceuticals, Inc.*	4,562	215,691
Ionis Pharmaceuticals, Inc.*	6,857	208,659
NeoGenomics, Inc.*	6,026	205,607
Twist Bioscience Corp.*	2,300	177,997
Iovance Biotherapeutics, Inc.*	9,215	175,914
TG Therapeutics, Inc.*	9,197	174,743
BioCryst Pharmaceuticals, Inc.*	12,233	169,427
Veracyte, Inc.*	4,001	164,841
ChemoCentryx, Inc.*	4,453	162,134
Emergent BioSolutions, Inc.*	3,440	149,537
Editas Medicine, Inc.*	4,700	124,785
Bridgebio Pharma, Inc.*,1	6,117	102,032
Total Biotechnology		16,070,646

Pharmaceuticals - 17.1%
AbbVie, Inc.	11,841	1,603,271
AstraZeneca plc ADR	8,687	506,018
Viatris, Inc.	31,231	422,555
Jazz Pharmaceuticals plc*	2,723	346,910
Intellia Therapeutics, Inc.*	2,391	282,712
Neurocrine Biosciences, Inc.*	3,293	280,465
Sarepta Therapeutics, Inc.*	3,110	280,056
Ironwood Pharmaceuticals, Inc. — Class A*	12,071	140,748
Total Pharmaceuticals		3,862,735

Healthcare-Products - 6.4%
Bio-Techne Corp.	886	458,363
Exact Sciences Corp.*	4,482	348,834
Natera, Inc.*	3,086	288,201
Pacific Biosciences of California, Inc.*	9,935	203,270
CareDx, Inc.*	3,295	149,857
Total Healthcare-Products		1,448,525

Healthcare-Services - 5.1%
ICON plc*	1,208	374,118
Syneos Health, Inc.*	3,157	324,161
Medpace Holdings, Inc.*	1,270	276,403
Invitae Corp.*	11,717	178,918
Total Healthcare-Services		1,153,600

Total Common Stocks
(Cost $12,917,858)		22,535,506

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$87,839	87,839
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	36,328	36,328
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	33,025	33,025
Total Repurchase Agreements
(Cost $157,192)		157,192

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	185,516	185,516
Total Securities Lending Collateral
(Cost $185,516)		185,516

Total Investments - 101.1%
(Cost $13,260,566)		$22,878,214
Other Assets & Liabilities, net - (1.1)%		(251,933)
Total Net Assets - 100.0%		$22,626,281

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,535,506	$—	$—	$22,535,506
Repurchase Agreements	—	157,192	—	157,192
Securities Lending Collateral	185,516	—	—	185,516
Total Assets	$22,721,022	$157,192	$—	$22,878,214

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $190,437 of securities loaned (cost $13,103,374)	$22,721,022
Repurchase agreements, at value (cost $157,192)	157,192
Receivables:
Securities lending income	194
Total assets	22,878,408

Liabilities:
Payable for:
Return of securities lending collateral	185,516
Management fees	15,173
Transfer agent and administrative fees	4,802
Investor service fees	4,463
Fund shares redeemed	4,108
Portfolio accounting fees	1,785
Trustees’ fees*	200
Miscellaneous	36,080
Total liabilities	252,127
Commitments and contingent liabilities (Note 9)	—
Net assets	$22,626,281

Net assets consist of:
Paid in capital	$12,791,329
Total distributable earnings (loss)	9,834,952
Net assets	$22,626,281
Capital shares outstanding	228,350
Net asset value per share	$99.09

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $127)	$162,873
Interest	56
Income from securities lending, net	4,009
Total investment income	166,938

Expenses:
Management fees	198,636
Investor service fees	58,422
Transfer agent and administrative fees	74,490
Professional fees	30,759
Portfolio accounting fees	23,369
Trustees’ fees*	3,929
Custodian fees	3,432
Line of credit fees	62
Miscellaneous	2,391
Total expenses	395,490
Net investment loss	(228,552)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,333,603
Net realized gain	3,333,603
Net change in unrealized appreciation (depreciation) on:
Investments	(3,062,492)
Net change in unrealized appreciation (depreciation)	(3,062,492)
Net realized and unrealized gain	271,111
Net increase in net assets resulting from operations	$42,559

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(228,552)	$(212,904)
Net realized gain on investments	3,333,603	4,373,565
Net change in unrealized appreciation (depreciation) on investments	(3,062,492)	359,007
Net increase in net assets resulting from operations	42,559	4,519,668

Distributions to shareholders	(2,020,352)	(1,815,028)

Capital share transactions:
Proceeds from sale of shares	25,386,431	29,630,953
Distributions reinvested	2,020,352	1,815,028
Cost of shares redeemed	(27,424,512)	(31,215,524)
Net increase (decrease) from capital share transactions	(17,729)	230,457
Net increase (decrease) in net assets	(1,995,522)	2,935,097

Net assets:
Beginning of year	24,621,803	21,686,706
End of year	$22,626,281	$24,621,803

Capital share activity:
Shares sold	236,660	309,476
Shares issued from reinvestment of distributions	19,449	17,983
Shares redeemed	(257,856)	(326,022)
Net increase (decrease) in shares	(1,747)	1,437

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$107.01	$94.84	$78.16	$86.53	$66.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.04)	(.91)	(.83)	(.96)	(.79)
Net gain (loss) on investments (realized and unrealized)	3.01	20.68	19.81	(7.17)	20.46
Total from investment operations	1.97	19.77	18.98	(8.13)	19.67
Less distributions from:
Net realized gains	(9.89)	(7.60)	(2.30)	(.24)	—
Total distributions	(9.89)	(7.60)	(2.30)	(.24)	—
Net asset value, end of period	$99.09	$107.01	$94.84	$78.16	$86.53

Total Return[b]	1.42%	21.31%	24.67%	(9.44%)	29.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,626	$24,622	$21,687	$21,000	$29,272
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(0.94%)	(0.95%)	(1.08%)	(0.99%)
Total expenses	1.69%	1.82%	1.82%	1.72%	1.70%
Portfolio turnover rate	118%	160%	105%	109%	137%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2021, Consumer Products Fund returned 10.62%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 18.63%.

The packaged foods & meats industry was the largest contributor to the Fund’s return for the period, followed by the soft drinks industry and the agricultural products industry. The brewers industry was the only industry to detract from return for the period.

Fund performance for the year got the biggest boost from Estee Lauder Companies, Inc. - Class A, Procter & Gamble Co., and PepsiCo, Inc. The Fund’s weakest performers during the year were Boston Beer Co. - Class A, Beyond Meat, Inc., and Freshpet, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	7.0%
Coca-Cola Co.	5.6%
PepsiCo, Inc.	5.4%
Philip Morris International, Inc.	4.2%
Estee Lauder Companies, Inc. — Class A	4.0%
Mondelez International, Inc. — Class A	3.4%
Altria Group, Inc.	3.3%
Colgate-Palmolive Co.	3.0%
Keurig Dr Pepper, Inc.	2.5%
Monster Beverage Corp.	2.5%
Top Ten Total	40.9%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Consumer Products Fund	10.62%	7.37%	9.67%
S&P 500 Consumer Staples Index	18.63%	11.76%	12.24%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2021
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Food - 36.4%
Mondelez International, Inc. — Class A	7,918	$525,042
Kraft Heinz Co.	10,144	364,170
Sysco Corp.	4,488	352,532
Hershey Co.	1,784	345,150
General Mills, Inc.	5,120	344,986
Kroger Co.	6,914	312,928
Tyson Foods, Inc. — Class A	3,538	308,372
McCormick & Company, Inc.	2,925	282,584
Hormel Foods Corp.	5,707	278,559
Kellogg Co.	3,990	257,036
Conagra Brands, Inc.	6,492	221,702
J M Smucker Co.	1,539	209,027
Albertsons Companies, Inc. — Class A	6,759	204,054
Campbell Soup Co.	4,498	195,483
Lamb Weston Holdings, Inc.	2,748	174,168
US Foods Holding Corp.*	4,426	154,158
Post Holdings, Inc.*	1,333	150,269
Performance Food Group Co.*	3,193	146,527
Ingredion, Inc.	1,426	137,809
Flowers Foods, Inc.	4,797	131,774
Sanderson Farms, Inc.	587	112,164
Beyond Meat, Inc.*,1	1,693	110,316
Hain Celestial Group, Inc.*	2,588	110,275
Sprouts Farmers Market, Inc.*	3,406	101,090
Grocery Outlet Holding Corp.*	3,198	90,439
TreeHouse Foods, Inc.*	1,999	81,019
Total Food		5,701,633

Beverages - 26.0%
Coca-Cola Co.	14,793	875,894
PepsiCo, Inc.	4,862	844,578
Keurig Dr Pepper, Inc.	10,790	397,720
Monster Beverage Corp.*	4,113	395,013
Constellation Brands, Inc. — Class A	1,507	378,212
Brown-Forman Corp. — Class B	4,383	319,345
Molson Coors Beverage Co. — Class B	3,826	177,335
Coca-Cola Europacific Partners plc	2,824	157,946
Anheuser-Busch InBev S.A. ADR[1]	2,405	145,623
Boston Beer Company, Inc. — Class A*	262	132,336
Celsius Holdings, Inc.*	1,762	131,392
Fomento Economico Mexicano SAB de CV ADR	1,548	120,295
Total Beverages		4,075,689

Cosmetics & Personal Care - 14.6%
Procter & Gamble Co.	6,690	1,094,350
Estee Lauder Companies, Inc. — Class A	1,673	619,345
Colgate-Palmolive Co.	5,472	466,980
Beauty Health Co.*	4,382	105,869
Total Cosmetics & Personal Care		2,286,544

Agriculture - 13.0%
Philip Morris International, Inc.	6,965	661,675
Altria Group, Inc.	10,751	509,490
Archer-Daniels-Midland Co.	5,021	339,369
Bunge Ltd.	2,157	201,378
Darling Ingredients, Inc.*	2,750	190,547
British American Tobacco plc ADR	3,622	135,499
Total Agriculture		2,037,958

Household Products & Housewares - 6.5%
Kimberly-Clark Corp.	2,672	381,882
Church & Dwight Company, Inc.	2,679	274,598
Clorox Co.	1,426	248,637
Spectrum Brands Holdings, Inc.	1,107	112,604
Total Household Products & Housewares		1,017,721

Retail - 2.2%
Casey’s General Stores, Inc.	755	148,999
Freshpet, Inc.*	1,122	106,893
Nu Skin Enterprises, Inc. — Class A	1,762	89,422
Total Retail		345,314

Pharmaceuticals - 0.7%
Herbalife Nutrition Ltd.*	2,937	120,211

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.	2,298	92,150

Total Common Stocks
(Cost $8,752,261)		15,677,220

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$24,524	24,524
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	10,142	10,142
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	9,220	9,220
Total Repurchase Agreements
(Cost $43,886)		43,886

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	196,849	196,849
Total Securities Lending Collateral
(Cost $196,849)		196,849

Total Investments - 101.5%
(Cost $8,992,996)		$15,917,955
Other Assets & Liabilities, net - (1.5)%		(242,943)
Total Net Assets - 100.0%		$15,675,012

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,677,220	$—	$—	$15,677,220
Repurchase Agreements	—	43,886	—	43,886
Securities Lending Collateral	196,849	—	—	196,849
Total Assets	$15,874,069	$43,886	$—	$15,917,955

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $189,680 of securities loaned (cost $8,949,110)	$15,874,069
Repurchase agreements, at value (cost $43,886)	43,886
Receivables:
Dividends	30,661
Securities lending income	90
Total assets	15,948,706

Liabilities:
Payable for:
Return of securities lending collateral	196,849
Fund shares redeemed	38,927
Management fees	9,297
Transfer agent and administrative fees	2,942
Investor service fees	2,734
Portfolio accounting fees	1,094
Trustees’ fees*	121
Miscellaneous	21,730
Total liabilities	273,694
Commitments and contingent liabilities (Note 9)	—
Net assets	$15,675,012

Net assets consist of:
Paid in capital	$8,778,337
Total distributable earnings (loss)	6,896,675
Net assets	$15,675,012
Capital shares outstanding	201,793
Net asset value per share	$77.68

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $9)	$318,311
Interest	27
Income from securities lending, net	319
Total investment income	318,657

Expenses:
Management fees	114,129
Investor service fees	33,567
Transfer agent and administrative fees	43,302
Professional fees	16,978
Portfolio accounting fees	13,427
Trustees’ fees*	2,449
Custodian fees	2,073
Miscellaneous	1,277
Total expenses	227,202
Net investment income	91,455

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,789,286
Net realized gain	1,789,286
Net change in unrealized appreciation (depreciation) on:
Investments	(468,090)
Net change in unrealized appreciation (depreciation)	(468,090)
Net realized and unrealized gain	1,321,196
Net increase in net assets resulting from operations	$1,412,651

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$91,455	$117,764
Net realized gain on investments	1,789,286	539,920
Net change in unrealized appreciation (depreciation) on investments	(468,090)	194,302
Net increase in net assets resulting from operations	1,412,651	851,986

Distributions to shareholders	(128,528)	(384,959)

Capital share transactions:
Proceeds from sale of shares	22,101,455	21,469,149
Distributions reinvested	128,528	384,959
Cost of shares redeemed	(23,626,148)	(25,139,935)
Net decrease from capital share transactions	(1,396,165)	(3,285,827)
Net decrease in net assets	(112,042)	(2,818,800)

Net assets:
Beginning of year	15,787,054	18,605,854
End of year	$15,675,012	$15,787,054

Capital share activity:
Shares sold	295,678	331,860
Shares issued from reinvestment of distributions	1,717	6,054
Shares redeemed	(318,343)	(391,088)
Net decrease in shares	(20,948)	(53,174)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$70.88	$67.43	$55.78	$66.30	$61.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.51	.56	.70	.17
Net gain (loss) on investments (realized and unrealized)	7.00	4.44	11.84	(8.51)	6.79
Total from investment operations	7.50	4.95	12.40	(7.81)	6.96
Less distributions from:
Net investment income	(.64)	(.59)	(.60)	(.45)	(.64)
Net realized gains	(.06)	(.91)	(.15)	(2.26)	(1.81)
Total distributions	(.70)	(1.50)	(.75)	(2.71)	(2.45)
Net asset value, end of period	$77.68	$70.88	$67.43	$55.78	$66.30

Total Return[b]	10.62%	7.58%	22.33%	(12.12%)	11.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,675	$15,787	$18,606	$13,121	$16,024
Ratios to average net assets:
Net investment income (loss)	0.68%	0.79%	0.88%	1.14%	0.27%
Total expenses	1.69%	1.82%	1.82%	1.72%	1.70%
Portfolio turnover rate	162%	155%	177%	176%	133%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2021, Electronics Fund returned 38.25%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Information Technology Index returned 34.53%.

The semiconductors group was the largest contributor to return, followed by the semiconductor equipment industry. No industry detracted from return.

Fund performance got the biggest boost from NVIDIA Corp., Applied Materials, Inc., and Broadcom, Inc. Detracting the most from the Fund’s performance for the period were Canadian Solar, Inc., Universal Display Corp., and Daqo New Energy Corp. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
NVIDIA Corp.	9.1%
Broadcom, Inc.	5.9%
Intel Corp.	5.1%
QUALCOMM, Inc.	4.9%
Texas Instruments, Inc.	4.6%
Advanced Micro Devices, Inc.	4.5%
Applied Materials, Inc.	4.2%
Micron Technology, Inc.	3.8%
Lam Research Corp.	3.6%
Analog Devices, Inc.	3.4%
Top Ten Total	49.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Electronics Fund	38.25%	31.48%	23.75%
S&P 500 Information Technology Index	34.53%	32.13%	24.01%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Semiconductors - 92.6%
NVIDIA Corp.	5,129	$1,508,490
Broadcom, Inc.	1,479	984,141
Intel Corp.	16,369	843,004
QUALCOMM, Inc.	4,464	816,332
Texas Instruments, Inc.	4,047	762,738
Advanced Micro Devices, Inc.*	5,204	748,856
Applied Materials, Inc.	4,459	701,668
Micron Technology, Inc.	6,683	622,521
Lam Research Corp.	833	599,052
Analog Devices, Inc.	3,180	558,949
Marvell Technology, Inc.	5,750	503,068
KLA Corp.	1,121	482,153
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,729	448,636
Xilinx, Inc.	1,985	420,880
NXP Semiconductor N.V.	1,791	407,954
Microchip Technology, Inc.	4,657	405,438
ASML Holding N.V. — Class G	425	338,359
ON Semiconductor Corp.*	4,799	325,948
Teradyne, Inc.	1,853	303,021
Skyworks Solutions, Inc.	1,882	291,973
Monolithic Power Systems, Inc.	569	280,705
Entegris, Inc.	1,856	257,204
Qorvo, Inc.*	1,585	247,878
STMicroelectronics N.V. — Class Y1	4,462	218,103
Wolfspeed, Inc.*	1,896	211,916
Synaptics, Inc.*	690	199,762
Lattice Semiconductor Corp.*	2,464	189,876
MKS Instruments, Inc.	1,069	186,188
Silicon Laboratories, Inc.*	825	170,297
Azenta, Inc.	1,601	165,079
Ambarella, Inc.*	792	160,689
Amkor Technology, Inc.	6,038	149,682
SiTime Corp.*	507	148,318
MaxLinear, Inc. — Class A*	1,912	144,146
Semtech Corp.*	1,593	141,665
Power Integrations, Inc.	1,525	141,657
Cirrus Logic, Inc.*	1,472	135,453
CMC Materials, Inc.	631	120,956
Total Semiconductors		15,342,755

Energy-Alternate Sources - 4.7%
Enphase Energy, Inc.*	1,503	274,959
SolarEdge Technologies, Inc.*	789	221,370
First Solar, Inc.*	1,949	169,875
SunPower Corp. — Class A*,1	5,167	107,835
Total Energy-Alternate Sources		774,039

Chemicals - 1.2%
Daqo New Energy Corp. ADR*	4,953	199,705

Electrical Components & Equipment - 1.0%
Universal Display Corp.	1,020	168,331

Total Common Stocks
(Cost $5,441,975)		16,484,830

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$51,506	51,506
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	21,301	21,301
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	19,365	19,365
Total Repurchase Agreements
(Cost $92,172)		92,172

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	248,297	248,297
Total Securities Lending Collateral
(Cost $248,297)		248,297

Total Investments - 101.6%
(Cost $5,782,444)		$16,825,299
Other Assets & Liabilities, net - (1.6)%		(261,721)
Total Net Assets - 100.0%		$16,563,578

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,484,830	$—	$—	$16,484,830
Repurchase Agreements	—	92,172	—	92,172
Securities Lending Collateral	248,297	—	—	248,297
Total Assets	$16,733,127	$92,172	$—	$16,825,299

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $238,984 of securities loaned (cost $5,690,272)	$16,733,127
Repurchase agreements, at value (cost $92,172)	92,172
Cash	61
Receivables:
Securities sold	1,138,780
Dividends	5,018
Securities lending income	29
Total assets	17,969,187

Liabilities:
Payable for:
Fund shares redeemed	1,105,078
Return of securities lending collateral	248,297
Management fees	12,666
Transfer agent and administrative fees	4,008
Investor service fees	3,725
Portfolio accounting fees	1,490
Trustees’ fees*	168
Miscellaneous	30,177
Total liabilities	1,405,609
Commitments and contingent liabilities (Note 9)	—
Net assets	$16,563,578

Net assets consist of:
Paid in capital	$6,025,772
Total distributable earnings (loss)	10,537,806
Net assets	$16,563,578
Capital shares outstanding	78,587
Net asset value per share	$210.77

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $528)	$116,152
Interest	32
Income from securities lending, net	595
Total investment income	116,779

Expenses:
Management fees	113,273
Investor service fees	33,315
Transfer agent and administrative fees	41,710
Professional fees	19,588
Portfolio accounting fees	13,326
Custodian fees	2,003
Trustees’ fees*	1,955
Line of credit fees	17
Miscellaneous	764
Total expenses	225,951
Net investment loss	(109,172)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,250,221
Net realized gain	1,250,221
Net change in unrealized appreciation (depreciation) on:
Investments	2,866,316
Net change in unrealized appreciation (depreciation)	2,866,316
Net realized and unrealized gain	4,116,537
Net increase in net assets resulting from operations	$4,007,365

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(109,172)	$(57,633)
Net realized gain on investments	1,250,221	1,465,750
Net change in unrealized appreciation (depreciation) on investments	2,866,316	2,593,723
Net increase in net assets resulting from operations	4,007,365	4,001,840

Distributions to shareholders	(697,974)	(143,071)

Capital share transactions:
Proceeds from sale of shares	27,913,509	15,132,392
Distributions reinvested	697,974	143,071
Cost of shares redeemed	(27,507,903)	(18,276,966)
Net increase (decrease) from capital share transactions	1,103,580	(3,001,503)
Net increase in net assets	4,412,971	857,266

Net assets:
Beginning of year	12,150,607	11,293,341
End of year	$16,563,578	$12,150,607

Capital share activity:
Shares sold	148,931	130,397
Shares issued from reinvestment of distributions	4,117	1,197
Shares redeemed	(149,285)	(163,470)
Net increase (decrease) in shares	3,763	(31,876)

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$162.39	$105.84	$67.30	$79.89	$60.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.50)	(.73)	(.20)	(.07)	(.34)
Net gain (loss) on investments (realized and unrealized)	60.92	59.27	39.89	(9.54)	19.28
Total from investment operations	59.42	58.54	39.69	(9.61)	18.94
Less distributions from:
Net realized gains	(11.04)	(1.99)	(1.15)	(2.98)	—
Total distributions	(11.04)	(1.99)	(1.15)	(2.98)	—
Net asset value, end of period	$210.77	$162.39	$105.84	$67.30	$79.89

Total Return[b]	38.25%	55.96%	59.28%	(12.71%)	31.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,564	$12,151	$11,293	$4,860	$11,236
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.62%)	(0.23%)	(0.09%)	(0.48%)
Total expenses	1.70%	1.82%	1.82%	1.71%	1.70%
Portfolio turnover rate	197%	158%	208%	248%	327%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2021, Energy Fund returned 50.46%, compared with the 28.71% return of the S&P 500 Index. The S&P 500 Energy Index returned 54.64%.

The oil & gas exploration & production industry was the leading contributor to return for the period, followed by the integrated oil & gas industry and the oil & gas storage & transportation industry. The heavy electrical equipment industry was the leading detractor from return for the period, followed by the electrical components & equipment industry and the semiconductor industry.

Exxon Mobil Corp., ConocoPhillips, and Chevron Corp. contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Texas Pacific Land Corp., Renewable Energy Group, Inc., and TPI Composites, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.0%
Chevron Corp.	5.6%
ConocoPhillips	3.6%
EOG Resources, Inc.	2.7%
Pioneer Natural Resources Co.	2.5%
Schlumberger N.V.	2.5%
Marathon Petroleum Corp.	2.3%
Kinder Morgan, Inc.	2.2%
Valero Energy Corp.	2.1%
Devon Energy Corp.	2.1%
Top Ten Total	31.6%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Energy Fund	50.46%	(5.87%)	(3.55%)
S&P 500 Energy Index	54.64%	(1.45%)	1.20%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2021
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 96.4%

Oil & Gas - 62.7%
Exxon Mobil Corp.	16,354	$1,000,701
Chevron Corp.	7,987	937,275
ConocoPhillips	8,369	604,074
EOG Resources, Inc.	5,102	453,211
Pioneer Natural Resources Co.	2,301	418,506
Marathon Petroleum Corp.	6,082	389,187
Valero Energy Corp.	4,733	355,496
Devon Energy Corp.	8,038	354,074
Phillips 66	4,843	350,924
Occidental Petroleum Corp.	11,098	321,731
Hess Corp.	3,922	290,346
Petroleo Brasileiro S.A. ADR	26,192	287,588
Diamondback Energy, Inc.	2,547	274,694
Continental Resources, Inc.	5,556	248,687
Coterra Energy, Inc. — Class A	12,284	233,396
Marathon Oil Corp.	13,732	225,479
BP plc ADR	7,923	210,990
APA Corp.	7,349	197,615
Royal Dutch Shell plc — Class A ADR	4,436	192,522
Texas Pacific Land Corp.	153	191,077
Ovintiv, Inc.	5,464	184,137
Equities Corp.*	8,209	179,038
Chesapeake Energy Corp.	2,680	172,914
Suncor Energy, Inc.	6,285	157,314
HollyFrontier Corp.	4,367	143,150
Canadian Natural Resources Ltd.	3,312	139,932
PDC Energy, Inc.	2,764	134,828
Magnolia Oil & Gas Corp. — Class A	6,761	127,580
Range Resources Corp.*	7,143	127,360
Matador Resources Co.	3,386	125,011
Denbury, Inc.*	1,604	122,850
Murphy Oil Corp.	4,658	121,620
Civitas Resources, Inc.	2,402	117,626
SM Energy Co.	3,860	113,793
California Resources Corp.	2,649	113,139
CNX Resources Corp.*	7,435	102,231
Equinor ASA ADR[1]	3,837	101,028
Callon Petroleum Co.*	2,121	100,217
Oasis Petroleum, Inc.	789	99,406
Helmerich & Payne, Inc.	4,129	97,857
CVR Energy, Inc.	4,906	82,470
PBF Energy, Inc. — Class A*	6,253	81,101
Northern Oil and Gas, Inc.	3,893	80,118
Delek US Holdings, Inc.*	4,189	62,793
Laredo Petroleum, Inc.*	1,011	60,791
Total Oil & Gas		10,485,877

Pipelines - 12.9%
Kinder Morgan, Inc.	23,172	367,508
Williams Companies, Inc.	13,264	345,395
ONEOK, Inc.	5,339	313,720
Cheniere Energy, Inc.	3,032	307,505
Targa Resources Corp.	4,091	213,714
Enbridge, Inc.	4,845	189,343
New Fortress Energy, Inc.[1]	5,924	143,005
TC Energy Corp.	2,886	134,314
DT Midstream, Inc.	2,752	132,041
Total Pipelines		2,146,545

Energy-Alternate Sources - 8.2%
Enphase Energy, Inc.*	1,590	290,874
Plug Power, Inc.*	8,196	231,373
SolarEdge Technologies, Inc.*	679	190,507
First Solar, Inc.*	2,062	179,724
Sunrun, Inc.*	4,652	159,564
SunPower Corp. — Class A*,1	5,464	114,034
Renewable Energy Group, Inc.*	2,045	86,790
Green Plains, Inc.*	2,373	82,485
TPI Composites, Inc.*	2,749	41,125
Total Energy-Alternate Sources		1,376,476

Oil & Gas Services - 7.6%
Schlumberger N.V.	13,663	409,207
Baker Hughes Co.	12,728	306,236
Halliburton Co.	12,213	279,311
NOV, Inc.	10,595	143,562
ChampionX Corp.*	6,051	122,291
Total Oil & Gas Services		1,260,607

Retail - 1.3%
Murphy USA, Inc.	708	141,062
World Fuel Services Corp.	2,998	79,357
Total Retail		220,419

Coal - 0.8%
Arch Resources, Inc.	788	71,960
Peabody Energy Corp.*	6,659	67,056
Total Coal		139,016

Mining - 0.8%
Cameco Corp.	6,114	133,346

Electric - 0.8%
Ameresco, Inc. — Class A*	1,609	131,037

Electrical Components & Equipment - 0.7%
EnerSys	1,441	113,925

Machinery-Diversified - 0.6%
Cactus, Inc. — Class A	2,774	105,773

Total Common Stocks
(Cost $9,729,677)		16,113,021

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$75,475	$75,475
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	31,214	31,214
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	28,377	28,377
Total Repurchase Agreements
(Cost $135,066)		135,066

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	230,789	$230,789
Total Securities Lending Collateral
(Cost $230,789)		230,789

Total Investments - 98.6%
(Cost $10,095,532)		$16,478,876
Other Assets & Liabilities, net - 1.4%		235,113
Total Net Assets - 100.0%		$16,713,989

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,113,021	$—	$—	$16,113,021
Repurchase Agreements	—	135,066	—	135,066
Securities Lending Collateral	230,789	—	—	230,789
Total Assets	$16,343,810	$135,066	$—	$16,478,876

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $223,215 of securities loaned (cost $9,960,466)	$16,343,810
Repurchase agreements, at value (cost $135,066)	135,066
Cash	85
Receivables:
Fund shares sold	513,670
Dividends	12,278
Securities lending income	88
Total assets	17,004,997

Liabilities:
Payable for:
Return of securities lending collateral	230,789
Management fees	14,096
Transfer agent and administrative fees	4,461
Investor service fees	4,146
Portfolio accounting fees	1,658
Fund shares redeemed	1,551
Trustees’ fees*	189
Miscellaneous	34,118
Total liabilities	291,008
Commitments and contingent liabilities (Note 9)	—
Net assets	$16,713,989

Net assets consist of:
Paid in capital	$21,099,865
Total distributable earnings (loss)	(4,385,876)
Net assets	$16,713,989
Capital shares outstanding	97,273
Net asset value per share	$171.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $5,691)	$538,632
Interest	27
Income from securities lending, net	679
Total investment income	539,338

Expenses:
Management fees	143,096
Investor service fees	42,087
Transfer agent and administrative fees	50,114
Professional fees	21,168
Portfolio accounting fees	16,835
Custodian fees	2,374
Trustees’ fees*	1,516
Line of credit fees	110
Miscellaneous	7,234
Total expenses	284,534
Net investment income	254,804

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(493,190)
Net realized loss	(493,190)
Net change in unrealized appreciation (depreciation) on:
Investments	3,819,634
Net change in unrealized appreciation (depreciation)	3,819,634
Net realized and unrealized gain	3,326,444
Net increase in net assets resulting from operations	$3,581,248

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$254,804	$133,468
Net realized loss on investments	(493,190)	(1,040,480)
Net change in unrealized appreciation (depreciation) on investments	3,819,634	(1,447,830)
Net increase (decrease) in net assets resulting from operations	3,581,248	(2,354,842)

Distributions to shareholders	(124,279)	(99,610)

Capital share transactions:
Proceeds from sale of shares	55,684,057	19,419,055
Distributions reinvested	124,279	99,610
Cost of shares redeemed	(48,739,993)	(20,641,084)
Net increase (decrease) from capital share transactions	7,068,343	(1,122,419)
Net increase (decrease) in net assets	10,525,312	(3,576,871)

Net assets:
Beginning of year	6,188,677	9,765,548
End of year	$16,713,989	$6,188,677
Capital Share Activity:
Shares sold	355,095	188,405
Shares issued from reinvestment of distributions	841	921
Shares redeemed	(312,482)	(190,712)
Net increase (decrease) in shares	43,454	(1,386)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020[c]	Year Ended December 31, 2019[c]	Year Ended December 31, 2018[c]	Year Ended December 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$114.99	$176.90	$165.96	$223.73	$240.28
Income (loss) from investment operations:
Net investment income (loss)[a]	2.42	.96	1.71	.12	1.59
Net gain (loss) on investments (realized and unrealized)	55.43	(62.41)	9.62	(56.84)	(16.85)
Total from investment operations	57.85	(61.45)	11.33	(56.72)	(15.26)
Less distributions from:
Net investment income	(1.01)	(.46)	(.39)	(1.05)	(1.29)
Total distributions	(1.01)	(.46)	(.39)	(1.05)	(1.29)
Net asset value, end of period	$171.83	$114.99	$176.90	$165.96	$223.73

Total Return[b]	50.46%	(34.17%)	6.81%	(25.49%)	(6.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,714	$6,189	$9,766	$9,672	$17,318
Ratios to average net assets:
Net investment income (loss)	1.51%	2.04%	0.97%	0.06%	0.75%
Total expenses	1.69%	1.82%	1.83%	1.72%	1.70%
Portfolio turnover rate	316%	317%	114%	490%	573%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 24, 2020.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2021, Energy Services Fund returned 17.50%, compared with the S&P 500 Index, which returned 28.71%. The S&P 500 Energy Index returned 54.64%.

The oil & gas equipment & services industry contributed the most to return for the period, followed by the oil & gas drilling industry and trading companies & distributors group. The electrical components & equipment industry was the leading detractor from return for the period, followed by the construction & engineering industry and the semiconductor equipment industry.

Schlumberger N.V., Baker Hughes Co. - Class A, and Aspen Aerogels, Inc. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Sunrun, Inc., Dril-Quip, Inc., and National Energy Services Reunited Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger N.V.	13.2%
Baker Hughes Co.	9.9%
Halliburton Co.	9.0%
Sunrun, Inc.	5.2%
SolarEdge Technologies, Inc.	4.7%
NOV, Inc.	4.6%
ChampionX Corp.	4.0%
Cactus, Inc. — Class A	3.4%
Valaris Ltd.	3.2%
Helmerich & Payne, Inc.	3.2%
Top Ten Total	60.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Energy Services Fund	17.50%	(20.11%)	(13.28%)
S&P 500 Energy Index	54.64%	(1.45%)	1.20%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 105.4%

Oil & Gas Services - 73.8%
Schlumberger N.V.	38,451	$1,151,607
Baker Hughes Co.	35,819	861,805
Halliburton Co.	34,372	786,088
NOV, Inc.	29,820	404,061
ChampionX Corp.*	17,029	344,156
Weatherford International plc*	8,992	249,258
TechnipFMC plc*	39,459	233,597
Liberty Oilfield Services, Inc. — Class A*	23,544	228,377
Core Laboratories N.V.	8,803	196,395
Archrock, Inc.	24,092	180,208
Oceaneering International, Inc.*	15,852	179,286
Bristow Group, Inc.*	5,392	170,765
NOW, Inc.*	19,492	166,462
ProPetro Holding Corp.*	19,392	157,075
National Energy Services Reunited Corp.*	16,546	156,360
DMC Global, Inc.*	3,835	151,904
Dril-Quip, Inc.*	7,298	143,625
US Silica Holdings, Inc.*	15,007	141,066
MRC Global, Inc.*	18,904	130,060
Tidewater, Inc.*	11,305	121,077
Solaris Oilfield Infrastructure, Inc. — Class A	14,473	94,798
Oil States International, Inc.*	18,787	93,371
Matrix Service Co.*	9,949	74,816
Total Oil & Gas Services		6,416,217

Oil & Gas - 13.1%
Valaris Ltd.*	7,834	282,024
Helmerich & Payne, Inc.	11,620	275,394
Patterson-UTI Energy, Inc.	27,671	233,820
Noble Corp.*,1	8,803	218,402
Nabors Industries Ltd.*	1,651	133,880
Total Oil & Gas		1,143,520

Energy-Alternate Sources - 9.9%
Sunrun, Inc.*	13,094	449,124
SolarEdge Technologies, Inc.*	1,455	408,230
Total Energy-Alternate Sources		857,354

Machinery-Diversified - 3.5%
Cactus, Inc. — Class A	7,806	297,643

Metal Fabricate & Hardware - 2.7%
Tenaris S.A. ADR	11,303	235,780

Retail - 2.4%
Aspen Aerogels, Inc.*	4,211	209,666

Total Common Stocks
(Cost $7,118,061)		9,160,180

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$35,425	35,425
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	14,651	14,651
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	13,319	13,319
Total Repurchase Agreements
(Cost $63,395)		63,395

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	90,317	90,317
Total Securities Lending Collateral
(Cost $90,317)		90,317

Total Investments - 107.1%
(Cost $7,271,773)		$9,313,892
Other Assets & Liabilities, net - (7.1)%		(621,325)
Total Net Assets - 100.0%		$8,692,567

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
ENERGY SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,160,180	$—	$—	$9,160,180
Repurchase Agreements	—	63,395	—	63,395
Securities Lending Collateral	90,317	—	—	90,317
Total Assets	$9,250,497	$63,395	$—	$9,313,892

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $88,721 of securities loaned (cost $7,208,378)	$9,250,497
Repurchase agreements, at value (cost $63,395)	63,395
Receivables:
Dividends	6,941
Securities lending income	13
Total assets	9,320,846

Liabilities:
Payable for:
Fund shares redeemed	506,923
Return of securities lending collateral	90,317
Management fees	7,439
Transfer agent and administrative fees	2,354
Investor service fees	2,188
Portfolio accounting fees	875
Trustees’ fees*	100
Miscellaneous	18,083
Total liabilities	628,279
Commitments and contingent liabilities (Note 9)	—
Net assets	$8,692,567

Net assets consist of:
Paid in capital	$19,065,887
Total distributable earnings (loss)	(10,373,320)
Net assets	$8,692,567
Capital shares outstanding	39,362
Net asset value per share	$220.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $39)	$174,457
Interest	18
Income from securities lending, net	52
Total investment income	174,527

Expenses:
Management fees	80,213
Investor service fees	23,592
Transfer agent and administrative fees	28,124
Professional fees	12,877
Portfolio accounting fees	9,437
Custodian fees	1,414
Trustees’ fees*	871
Line of credit fees	54
Miscellaneous	2,920
Total expenses	159,502
Net investment income	15,025

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(717,341)
Net realized loss	(717,341)
Net change in unrealized appreciation (depreciation) on:
Investments	796,674
Net change in unrealized appreciation (depreciation)	796,674
Net realized and unrealized gain	79,333
Net increase in net assets resulting from operations	$94,358

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,025	$13,358
Net realized loss on investments	(717,341)	(1,587,927)
Net change in unrealized appreciation (depreciation) on investments	796,674	276,831
Net increase (decrease) in net assets resulting from operations	94,358	(1,297,738)

Distributions to shareholders	(13,358)	(20,199)

Capital share transactions:
Proceeds from sale of shares	33,842,067	23,713,509
Distributions reinvested	13,358	20,199
Cost of shares redeemed	(29,068,949)	(21,836,022)
Net increase from capital share transactions	4,786,476	1,897,686
Net increase in net assets	4,867,476	579,749

Net assets:
Beginning of year	3,825,091	3,245,342
End of year	$8,692,567	$3,825,091

Capital share activity:
Shares sold	144,829	150,113
Shares issued from reinvestment of distributions	61	132
Shares redeemed	(125,851)	(140,635)
Net increase in shares	19,039	9,610

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020[c]	Year Ended December 31, 2019[c]	Year Ended December 31, 2018[c]	Year Ended December 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$188.21	$302.92	$303.11	$575.98	$708.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.11	1.50	(.70)	11.10
Net gain (loss) on investments (realized and unrealized)	32.56	(114.69)	(1.69)	(254.57)	(143.14)
Total from investment operations	32.93	(114.58)	(.19)	(255.27)	(132.04)
Less distributions from:
Net investment income	(.30)	(.13)	—	(17.60)	—
Total distributions	(.30)	(.13)	—	(17.60)	—
Net asset value, end of period	$220.84	$188.21	$302.92	$303.11	$575.98

Total Return[b]	17.50%	(37.33%)	(0.07%)	(45.65%)	(18.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,693	$3,825	$3,245	$3,492	$9,047
Ratios to average net assets:
Net investment income (loss)	0.16%	0.44%	0.45%	(0.13%)	1.92%
Total expenses	1.69%	1.82%	1.83%	1.71%	1.70%
Portfolio turnover rate	301%	817%	423%	331%	338%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2021, Financial Services Fund returned 35.26%, while the S&P 500 Index returned 28.71% over the same period. The S&P 500 Financials Index returned 35.04%.

The asset management & custody banks industry contributed the most to return for the period, followed by the regional banks industry and the diversified banks industry. The thrifts & mortgage finance industry was the only group to detract from return from the period.

Bank of America Corp., Blackstone, Inc., and Wells Fargo & Co. were the holdings that contributed the most to the Fund’s return for the period. Futu Holdings Ltd. - Class A ADR, Rocket Companies, Inc. - Class A, and Upstart Holdings, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.0%
JPMorgan Chase & Co.	2.5%
Bank of America Corp.	2.2%
Wells Fargo & Co.	1.6%
Morgan Stanley	1.5%
Blackstone, Inc. — Class A	1.4%
Charles Schwab Corp.	1.4%
American Tower Corp. — Class A	1.3%
BlackRock, Inc. — Class A	1.3%
American Express Co.	1.3%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Financial Services Fund	35.26%	11.90%	13.14%
S&P 500 Financials Index	35.04%	13.26%	16.32%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2021
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.7%

REITs - 29.4%
American Tower Corp. — Class A	829	$242,482
Prologis, Inc.	1,381	232,505
Crown Castle International Corp.	944	197,051
Equinix, Inc.	211	178,472
Public Storage	447	167,428
Simon Property Group, Inc.	948	151,462
Digital Realty Trust, Inc.	831	146,979
Realty Income Corp.	1,891	135,377
SBA Communications Corp.	346	134,601
Welltower, Inc.	1,486	127,454
AvalonBay Communities, Inc.	479	120,991
Alexandria Real Estate Equities, Inc.	538	119,952
Equity Residential	1,307	118,283
Extra Space Storage, Inc.	509	115,406
Weyerhaeuser Co.	2,796	115,139
Invitation Homes, Inc.	2,433	110,312
Mid-America Apartment Communities, Inc.	462	106,001
Duke Realty Corp.	1,607	105,483
Sun Communities, Inc.	493	103,515
Essex Property Trust, Inc.	279	98,272
Ventas, Inc.	1,841	94,112
VICI Properties, Inc.	3,123	94,034
Healthpeak Properties, Inc.	2,574	92,896
UDR, Inc.	1,489	89,325
Camden Property Trust	490	87,553
Boston Properties, Inc.	751	86,500
Kimco Realty Corp.	3,400	83,810
Equity LifeStyle Properties, Inc.	948	83,102
WP Carey, Inc.	982	80,573
American Homes 4 Rent — Class A	1,838	80,155
Medical Properties Trust, Inc.	3,375	79,751
Host Hotels & Resorts, Inc.*	4,442	77,246
Regency Centers Corp.	999	75,275
Gaming and Leisure Properties, Inc.	1,530	74,450
Life Storage, Inc.	481	73,680
CubeSmart	1,291	73,471
Lamar Advertising Co. — Class A	602	73,023
Rexford Industrial Realty, Inc.	896	72,675
CyrusOne, Inc.	767	68,815
Federal Realty Investment Trust	504	68,705
STORE Capital Corp.	1,854	63,778
Americold Realty Trust	1,886	61,842
National Retail Properties, Inc.	1,283	61,674
First Industrial Realty Trust, Inc.	920	60,904
Vornado Realty Trust	1,413	59,148
Brixmor Property Group, Inc.	2,320	58,951
American Campus Communities, Inc.	1,017	58,264
AGNC Investment Corp.	3,841	57,769
Omega Healthcare Investors, Inc.	1,921	56,842
Kilroy Realty Corp.	847	56,292
Healthcare Trust of America, Inc. — Class A	1,683	56,195
Spirit Realty Capital, Inc.	1,044	50,310
Agree Realty Corp.	666	47,526
Park Hotels & Resorts, Inc.*	2,460	46,445
SL Green Realty Corp.	623	44,669
InvenTrust Properties Corp.[1]	1,035	28,214
Orion Office REIT, Inc.*	1,134	21,172
Total REITs		5,326,311

Banks - 25.0%
JPMorgan Chase & Co.	2,844	450,347
Bank of America Corp.	8,902	396,050
Wells Fargo & Co.	5,855	280,923
Morgan Stanley	2,752	270,136
Goldman Sachs Group, Inc.	604	231,060
Citigroup, Inc.	3,727	225,074
U.S. Bancorp	3,336	187,383
PNC Financial Services Group, Inc.	934	187,286
Truist Financial Corp.	3,100	181,505
Bank of New York Mellon Corp.	2,451	142,354
SVB Financial Group*	183	124,118
First Republic Bank	598	123,493
State Street Corp.	1,288	119,784
Fifth Third Bancorp	2,579	112,315
Northern Trust Corp.	854	102,147
Huntington Bancshares, Inc.	6,349	97,902
ICICI Bank Ltd. ADR	4,815	95,289
KeyCorp	4,108	95,018
Regions Financial Corp.	4,296	93,653
Signature Bank	286	92,512
Citizens Financial Group, Inc.	1,957	92,468
HDFC Bank Ltd. ADR	1,402	91,228
Royal Bank of Canada	859	91,174
M&T Bank Corp.	584	89,691
Bank of Nova Scotia	1,246	89,326
Comerica, Inc.	788	68,556
Western Alliance Bancorporation	632	68,035
East West Bancorp, Inc.	857	67,429
Zions Bancorp North America	1,012	63,918
First Horizon Corp.	3,763	61,450
Synovus Financial Corp.	1,120	53,614
Webster Financial Corp.	827	46,180
Silvergate Capital Corp. — Class A*	277	41,051
Total Banks		4,532,469

Insurance - 20.7%
Berkshire Hathaway, Inc. — Class B*	1,809	540,891
Marsh & McLennan Companies, Inc.	1,101	191,376
Willis Towers Watson plc	767	182,155
Aon plc — Class A	554	166,510
Chubb Ltd.	817	157,934
Progressive Corp.	1,521	156,131
MetLife, Inc.	2,423	151,413
American International Group, Inc.	2,554	145,221
Prudential Financial, Inc.	1,207	130,646
Aflac, Inc.	2,208	128,925
Travelers Companies, Inc.	792	123,893
Arthur J Gallagher & Co.	714	121,144
Allstate Corp.	999	117,532
Hartford Financial Services Group, Inc.	1,461	100,868

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
FINANCIAL SERVICES FUND

	Shares	Value
Brown & Brown, Inc.	1,326	$93,191
Athene Holding Ltd. — Class A*	1,109	92,413
Principal Financial Group, Inc.	1,221	88,315
RenaissanceRe Holdings Ltd.	518	87,713
Cincinnati Financial Corp.	760	86,587
Markel Corp.*	67	82,678
Fidelity National Financial, Inc.	1,539	80,305
Loews Corp.	1,365	78,842
Equitable Holdings, Inc.	2,289	75,056
Lincoln National Corp.	1,047	71,468
American Financial Group, Inc.	499	68,523
Globe Life, Inc.	673	63,074
Assurant, Inc.	391	60,941
First American Financial Corp.	767	60,002
Reinsurance Group of America, Inc. — Class A	524	57,373
Old Republic International Corp.	2,279	56,018
Voya Financial, Inc.	840	55,700
Unum Group	1,886	46,339
MGIC Investment Corp.	3,133	45,178
Total Insurance		3,764,355

Diversified Financial Services - 16.0%
Charles Schwab Corp.	3,049	256,421
BlackRock, Inc. — Class A	259	237,130
American Express Co.	1,427	233,457
CME Group, Inc. — Class A	809	184,824
Intercontinental Exchange, Inc.	1,333	182,314
Capital One Financial Corp.	1,094	158,728
Coinbase Global, Inc. — Class A*	591	149,151
T. Rowe Price Group, Inc.	683	134,305
Nasdaq, Inc.	577	121,176
Discover Financial Services	1,022	118,102
Ameriprise Financial, Inc.	389	117,346
Apollo Asset Management, Inc.	1,589	115,091
Synchrony Financial	2,202	102,151
Ally Financial, Inc.	1,747	83,175
Franklin Resources, Inc.	2,444	81,850
Cboe Global Markets, Inc.	579	75,502
SoFi Technologies, Inc.*,1	4,716	74,560
LPL Financial Holdings, Inc.	444	71,080
Upstart Holdings, Inc.*	456	68,993
Invesco Ltd.	2,901	66,781
Jefferies Financial Group, Inc.	1,649	63,981
Stifel Financial Corp.	781	54,998
OneMain Holdings, Inc.	1,028	51,441
SLM Corp.	2,560	50,355
Evercore, Inc. — Class A	341	46,325
Total Diversified Financial Services		2,899,237

Private Equity - 3.9%
Blackstone, Inc. — Class A	1,998	258,521
KKR & Company, Inc. — Class A	2,213	164,869
Ares Management Corp. — Class A	1,221	99,231
Brookfield Asset Management, Inc. — Class A	1,546	93,347
Carlyle Group, Inc.	1,660	91,134
Total Private Equity		707,102

Commercial Services - 2.6%
S&P Global, Inc.	453	213,784
Moody’s Corp.	440	171,855
MarketAxess Holdings, Inc.	190	78,142
Total Commercial Services		463,781

Savings & Loans - 0.8%
People’s United Financial, Inc.	3,193	56,899
New York Community Bancorp, Inc.	4,108	50,159
Sterling Bancorp	1,811	46,706
Total Savings & Loans		153,764

Software - 0.8%
MSCI, Inc. — Class A	234	143,369

Media - 0.5%
FactSet Research Systems, Inc.	181	87,968

Total Common Stocks
(Cost $10,261,950)		18,078,356

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.0%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$105,838	105,838
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	43,772	43,772
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	39,792	39,792
Total Repurchase Agreements
(Cost $189,402)		189,402

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	79,742	79,742
Total Securities Lending Collateral
(Cost $79,742)		79,742

Total Investments - 101.1%
(Cost $10,531,094)		$18,347,500
Other Assets & Liabilities, net - (1.1)%		(207,064)
Total Net Assets - 100.0%		$18,140,436

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,078,356	$—	$—	$18,078,356
Repurchase Agreements	—	189,402	—	189,402
Securities Lending Collateral	79,742	—	—	79,742
Total Assets	$18,158,098	$189,402	$—	$18,347,500

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $76,174 of securities loaned (cost $10,341,692)	$18,158,098
Repurchase agreements, at value (cost $189,402)	189,402
Cash	484
Receivables:
Dividends	33,197
Fund shares sold	14,192
Securities lending income	33
Total assets	18,395,406

Liabilities:
Payable for:
Fund shares redeemed	114,570
Return of securities lending collateral	79,742
Management fees	14,557
Transfer agent and administrative fees	4,607
Investor service fees	4,282
Portfolio accounting fees	1,713
Trustees’ fees*	195
Miscellaneous	35,304
Total liabilities	254,970
Commitments and contingent liabilities (Note 9)	—
Net assets	$18,140,436

Net assets consist of:
Paid in capital	$10,780,529
Total distributable earnings (loss)	7,359,907
Net assets	$18,140,436
Capital shares outstanding	160,906
Net asset value per share	$112.74

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,231)	$374,692
Interest	35
Income from securities lending, net	454
Total investment income	375,181

Expenses:
Management fees	153,502
Investor service fees	45,147
Transfer agent and administrative fees	54,385
Professional fees	25,310
Portfolio accounting fees	18,059
Custodian fees	2,557
Trustees’ fees*	1,876
Line of credit fees	31
Miscellaneous	4,372
Total expenses	305,239
Net investment income	69,942

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	821,848
Net realized gain	821,848
Net change in unrealized appreciation (depreciation) on:
Investments	3,960,827
Net change in unrealized appreciation (depreciation)	3,960,827
Net realized and unrealized gain	4,782,675
Net increase in net assets resulting from operations	$4,852,617

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$69,942	$66,664
Net realized gain on investments	821,848	522,950
Net change in unrealized appreciation (depreciation) on investments	3,960,827	(943,101)
Net increase (decrease) in net assets resulting from operations	4,852,617	(353,487)

Distributions to shareholders	(391,114)	(348,018)

Capital share transactions:
Proceeds from sale of shares	35,921,090	25,637,728
Distributions reinvested	391,114	348,018
Cost of shares redeemed	(33,000,299)	(26,244,148)
Net increase (decrease) from capital share transactions	3,311,905	(258,402)
Net increase (decrease) in net assets	7,773,408	(959,907)

Net assets:
Beginning of year	10,367,028	11,326,935
End of year	$18,140,436	$10,367,028

Capital share activity:
Shares sold	347,660	337,386
Shares issued from reinvestment of distributions	3,811	4,870
Shares redeemed	(311,790)	(347,179)
Net increase (decrease) in shares	39,681	(4,923)

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$85.52	$89.79	$73.46	$84.47	$73.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.70	.70	.45	.77
Net gain (loss) on investments (realized and unrealized)	29.49	(1.47)	19.67	(10.74)	10.63
Total from investment operations	29.89	(.77)	20.37	(10.29)	11.40
Less distributions from:
Net investment income	(.38)	(.74)	(.71)	(.72)	(.35)
Net realized gains	(2.29)	(2.76)	(3.33)	—	—
Total distributions	(2.67)	(3.50)	(4.04)	(.72)	(.35)
Net asset value, end of period	$112.74	$85.52	$89.79	$73.46	$84.47

Total Return[b]	35.26%	(0.11%)	28.08%	(12.28%)	15.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,140	$10,367	$11,327	$7,098	$16,357
Ratios to average net assets:
Net investment income (loss)	0.39%	0.92%	0.83%	0.54%	1.00%
Total expenses	1.69%	1.82%	1.82%	1.72%	1.70%
Portfolio turnover rate	170%	339%	218%	403%	364%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2021, Health Care Fund returned 18.84%, compared with a 28.71% return for the S&P 500 Index. The S&P 500 Health Care Index returned 26.13%.

The life sciences tools & services industry was the largest contributor to the Fund for the period, followed by the pharmaceuticals industry and the biotechnology industry. Health care technology was the only industry that detracted from return for the period.

The best-performing holdings in the Fund were Moderna, Inc., Pfizer, Inc., and UnitedHealth Group, Inc. The worst-performing holdings in the Fund included Teladoc Health, Inc., Invitae Corp., and Exact Sciences Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	3.1%
Johnson & Johnson	3.0%
Pfizer, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.3%
Abbott Laboratories	2.3%
AbbVie, Inc.	2.2%
Eli Lilly & Co.	2.2%
Danaher Corp.	2.2%
Merck & Company, Inc.	2.0%
Medtronic plc	1.8%
Top Ten Total	23.7%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Health Care Fund	18.84%	16.55%	15.44%
S&P 500 Health Care Index	26.13%	17.58%	17.19%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2021
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Healthcare-Products - 32.4%
Thermo Fisher Scientific, Inc.	836	$557,813
Abbott Laboratories	3,874	545,227
Danaher Corp.	1,611	530,035
Medtronic plc	4,050	418,973
Intuitive Surgical, Inc.*	1,104	396,667
Stryker Corp.	1,336	357,273
Edwards Lifesciences Corp.*	2,409	312,086
Boston Scientific Corp.*	6,454	274,166
IDEXX Laboratories, Inc.*	401	264,042
Align Technology, Inc.*	396	260,243
Baxter International, Inc.	2,649	227,390
ResMed, Inc.	824	214,636
West Pharmaceutical Services, Inc.	438	205,426
Zimmer Biomet Holdings, Inc.	1,438	182,684
PerkinElmer, Inc.	870	174,922
Avantor, Inc.*	4,143	174,586
STERIS plc	716	174,282
Waters Corp.*	452	168,415
Bio-Techne Corp.	311	160,893
Cooper Companies, Inc.	371	155,427
ABIOMED, Inc.*	410	147,260
Hologic, Inc.*	1,912	146,383
10X Genomics, Inc. — Class A*	963	143,448
Masimo Corp.*	480	140,534
Teleflex, Inc.	417	136,976
Repligen Corp.*	494	130,831
Insulet Corp.*	480	127,714
Bruker Corp.	1,485	124,606
Exact Sciences Corp.*	1,539	119,780
Dentsply Sirona, Inc.	2,144	119,614
Henry Schein, Inc.*	1,512	117,225
Tandem Diabetes Care, Inc.*	698	105,063
Natera, Inc.*	1,072	100,114
Envista Holdings Corp.*	2,084	93,905
Inspire Medical Systems, Inc.*	382	87,883
Quidel Corp.*	542	73,165
Nevro Corp.*	716	58,046
Total Healthcare-Products		7,727,733

Pharmaceuticals - 29.3%
Johnson & Johnson	4,218	721,573
Pfizer, Inc.	10,377	612,762
AbbVie, Inc.	3,948	534,559
Eli Lilly & Co.	1,929	532,828
Merck & Company, Inc.	6,188	474,248
CVS Health Corp.	3,885	400,777
Bristol-Myers Squibb Co.	6,386	398,167
Zoetis, Inc.	1,547	377,514
Cigna Corp.	1,341	307,934
Becton Dickinson and Co.	1,162	292,220
Dexcom, Inc.*	461	247,534
McKesson Corp.	880	218,742
AstraZeneca plc ADR	3,729	217,214
AmerisourceBergen Corp. — Class A	1,420	188,704
GlaxoSmithKline plc ADR	3,987	175,827
Jazz Pharmaceuticals plc*	1,283	163,454
Novartis AG ADR	1,849	161,732
Perrigo Company plc	4,039	157,117
Viatris, Inc.	10,406	140,793
Cardinal Health, Inc.	2,567	132,175
Elanco Animal Health, Inc.*	4,388	124,531
Bausch Health Companies, Inc.*	4,057	112,014
Intellia Therapeutics, Inc.*	831	98,257
Neurocrine Biosciences, Inc.*	1,144	97,435
Sarepta Therapeutics, Inc.*	1,079	97,164
Total Pharmaceuticals		6,985,275

Healthcare-Services - 17.1%
UnitedHealth Group, Inc.	1,489	747,686
Anthem, Inc.	801	371,296
HCA Healthcare, Inc.	1,190	305,735
Humana, Inc.	582	269,966
IQVIA Holdings, Inc.*	914	257,876
Centene Corp.*	2,825	232,780
Laboratory Corporation of America Holdings*	596	187,269
ICON plc*	577	178,697
Quest Diagnostics, Inc.	917	158,650
Catalent, Inc.*	1,230	157,477
Charles River Laboratories International, Inc.*	401	151,089
Molina Healthcare, Inc.*	468	148,861
Teladoc Health, Inc.*	1,427	131,027
DaVita, Inc.*	1,072	121,951
Syneos Health, Inc.*	1,102	113,153
Universal Health Services, Inc. — Class B	856	110,989
Tenet Healthcare Corp.*	1,271	103,828
Oak Street Health, Inc.*	2,958	98,028
Encompass Health Corp.	1,373	89,602
Amedisys, Inc.*	501	81,102
Invitae Corp.*	3,906	59,645
Total Healthcare-Services		4,076,707

Biotechnology - 16.6%
Amgen, Inc.	1,677	377,275
Moderna, Inc.*	1,301	330,428
Gilead Sciences, Inc.	4,464	324,131
Regeneron Pharmaceuticals, Inc.*	450	284,184
Vertex Pharmaceuticals, Inc.*	1,188	260,885
Illumina, Inc.*	679	258,319
BioNTech SE ADR*	859	221,450
Biogen, Inc.*	847	203,212
Seagen, Inc.*	1,181	182,583
Royalty Pharma plc — Class A	4,338	172,869
Horizon Therapeutics plc*	1,587	171,015
Alnylam Pharmaceuticals, Inc.*	873	148,043
BioMarin Pharmaceutical, Inc.*	1,603	141,625
Incyte Corp.*	1,861	136,598
United Therapeutics Corp.*	529	114,306
Guardant Health, Inc.*	1,100	110,022

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
HEALTH CARE FUND

	Shares	Value
Biohaven Pharmaceutical Holding Company Ltd.*	780	$107,492
Mirati Therapeutics, Inc.*	686	100,629
Novavax, Inc.*	688	98,432
Fate Therapeutics, Inc.*	1,378	80,627
Apellis Pharmaceuticals, Inc.*	1,582	74,797
Cassava Sciences, Inc.*,1	1,049	45,841
Total Biotechnology		3,944,763

Electronics - 2.0%
Agilent Technologies, Inc.	1,536	245,222
Mettler-Toledo International, Inc.*	132	224,032
Total Electronics		469,254

Software - 1.7%
Veeva Systems, Inc. — Class A*	847	216,392
Cerner Corp.	2,053	190,662
Total Software		407,054

Total Common Stocks
(Cost $10,333,522)		23,610,786

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.1%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$152,607	$152,607
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	63,113	63,113
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	57,376	57,376
Total Repurchase Agreements
(Cost $273,096)		273,096

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	35,183	35,183
Total Securities Lending Collateral
(Cost $35,183)		35,183

Total Investments - 100.3%
(Cost $10,641,801)		$23,919,065
Other Assets & Liabilities, net - (0.3)%		(78,316)
Total Net Assets - 100.0%		$23,840,749

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,610,786	$—	$—	$23,610,786
Repurchase Agreements	—	273,096	—	273,096
Securities Lending Collateral	35,183	—	—	35,183
Total Assets	$23,645,969	$273,096	$—	$23,919,065

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $34,348 of securities loaned (cost $10,368,705)	$23,645,969
Repurchase agreements, at value (cost $273,096)	273,096
Receivables:
Dividends	15,067
Fund shares sold	9,046
Foreign tax reclaims	1,306
Securities lending income	42
Total assets	23,944,526

Liabilities:
Payable for:
Return of securities lending collateral	35,183
Professional fees	23,868
Management fees	16,382
Transfer agent and administrative fees	5,184
Investor service fees	4,818
Portfolio accounting fees	1,927
Fund shares redeemed	1,111
Trustees’ fees*	216
Miscellaneous	15,088
Total liabilities	103,777
Commitments and contingent liabilities (Note 9)	—
Net assets	$23,840,749

Net assets consist of:
Paid in capital	$10,897,700
Total distributable earnings (loss)	12,943,049
Net assets	$23,840,749
Capital shares outstanding	246,846
Net asset value per share	$96.58

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $642)	$210,385
Interest	43
Income from securities lending, net	1,320
Total investment income	211,748

Expenses:
Management fees	173,762
Investor service fees	51,106
Transfer agent and administrative fees	64,468
Professional fees	26,697
Portfolio accounting fees	20,443
Trustees’ fees*	3,213
Custodian fees	2,996
Line of credit fees	10
Miscellaneous	3,304
Total expenses	345,999
Net investment loss	(134,251)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,291,794
Net realized gain	2,291,794
Net change in unrealized appreciation (depreciation) on:
Investments	1,272,751
Net change in unrealized appreciation (depreciation)	1,272,751
Net realized and unrealized gain	3,564,545
Net increase in net assets resulting from operations	$3,430,294

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(134,251)	$(132,645)
Net realized gain on investments	2,291,794	2,504,759
Net change in unrealized appreciation (depreciation) on investments	1,272,751	645,362
Net increase in net assets resulting from operations	3,430,294	3,017,476

Distributions to shareholders	(1,193,289)	(517,189)

Capital share transactions:
Proceeds from sale of shares	21,856,082	30,417,037
Distributions reinvested	1,193,289	517,189
Cost of shares redeemed	(22,494,170)	(31,428,341)
Net increase (decrease) from capital share transactions	555,201	(494,115)
Net increase in net assets	2,792,206	2,006,172

Net assets:
Beginning of year	21,048,543	19,042,371
End of year	$23,840,749	$21,048,543

Capital share activity:
Shares sold	233,391	394,586
Shares issued from reinvestment of distributions	12,958	6,559
Shares redeemed	(243,009)	(411,959)
Net increase (decrease) in shares	3,340	(10,814)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$86.44	$74.88	$62.38	$62.43	$52.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	(.55)	(.40)	(.48)	(.44)
Net gain (loss) on investments (realized and unrealized)	16.61	14.32	14.35	1.33 [c]	12.39
Total from investment operations	16.00	13.77	13.95	.85	11.95
Less distributions from:
Net realized gains	(5.86)	(2.21)	(1.45)	(.90)	(2.14)
Total distributions	(5.86)	(2.21)	(1.45)	(.90)	(2.14)
Net asset value, end of period	$96.58	$86.44	$74.88	$62.38	$62.43

Total Return[b]	18.84%	18.68%	22.57%	1.25%	22.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,841	$21,049	$19,042	$20,437	$22,657
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.71%)	(0.58%)	(0.72%)	(0.73%)
Total expenses	1.69%	1.82%	1.82%	1.72%	1.70%
Portfolio turnover rate	114%	171%	150%	194%	156%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2021, Internet Fund returned -4.66%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Information Technology Index returned 34.53%.

The communications equipment industry contributed the most to return, followed by the interactive media & services industry, and the hotels & cruise lines group. The internet & direct marketing retail industry detracted the most from return, followed by health care technology and interactive home entertainment.

Alphabet, Inc. - Class A, Meta Platforms, Inc. - Class A, and Cisco Systems, Inc. added the most to Fund performance for the year. Alibaba Group Holding Ltd. ADR, Pinduoduo, Inc. - Class A ADR, and Zoom Video Communications, Inc. - Class A detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	7.0%
Amazon.com, Inc.	6.4%
Meta Platforms, Inc. — Class A	4.9%
Adobe, Inc.	2.7%
Netflix, Inc.	2.7%
Cisco Systems, Inc.	2.6%
salesforce.com, Inc.	2.5%
PayPal Holdings, Inc.	2.3%
Alibaba Group Holding Ltd. ADR	2.3%
Booking Holdings, Inc.	2.1%
Top Ten Total	35.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Internet Fund	(4.66%)	19.97%	17.87%
S&P 500 Information Technology Index	34.53%	32.13%	24.01%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Internet - 58.0%
Alphabet, Inc. — Class A*	219	$634,452
Amazon.com, Inc.*	176	586,844
Meta Platforms, Inc. — Class A*	1,320	443,982
Netflix, Inc.*	403	242,783
Alibaba Group Holding Ltd. ADR*	1,767	209,902
Booking Holdings, Inc.*	81	194,338
Airbnb, Inc. — Class A*	927	154,336
Uber Technologies, Inc.*	3,306	138,621
Snap, Inc. — Class A*	2,731	128,439
Sea Ltd. ADR*	518	115,882
Baidu, Inc. ADR*	731	108,765
JD.com, Inc. ADR*	1,498	104,965
DoorDash, Inc. — Class A*	695	103,485
Shopify, Inc. — Class A*	74	101,927
eBay, Inc.	1,432	95,228
Pinduoduo, Inc. ADR*	1,598	93,163
MercadoLibre, Inc.*	69	93,040
Match Group, Inc.*	700	92,575
Okta, Inc.*	389	87,202
Roku, Inc.*	377	86,031
Twitter, Inc.*	1,972	85,230
Expedia Group, Inc.*	462	83,493
VeriSign, Inc.*	316	80,207
Spotify Technology S.A.*	334	78,166
Etsy, Inc.*	348	76,191
Chewy, Inc. — Class A*,1	1,260	74,302
Pinterest, Inc. — Class A*	1,950	70,882
Coupang, Inc.*	2,412	70,864
Trip.com Group Ltd. ADR*	2,729	67,188
Wix.com Ltd.*	424	66,903
Farfetch Ltd. — Class A*	1,979	66,158
Wayfair, Inc. — Class A*,1	340	64,590
GoDaddy, Inc. — Class A*	710	60,251
Zillow Group, Inc. — Class C*	928	59,253
Lyft, Inc. — Class A*	1,386	59,224
Zillow Group, Inc. — Class A*	946	58,860
F5, Inc.*	235	57,507
IAC*	387	50,585
JOYY, Inc. ADR	1,064	48,337
Anaplan, Inc.*	825	37,826
Bumble, Inc. — Class A*	1,077	36,467
TripAdvisor, Inc.*	1,107	30,177
Revolve Group, Inc.*	520	29,141
Vimeo, Inc.*	1,386	24,893
Overstock.com, Inc.*	375	22,129
Stitch Fix, Inc. — Class A*	1,103	20,869
Total Internet		5,295,653

Software - 29.1%
Adobe, Inc.*	434	246,104
salesforce.com, Inc.*	908	230,750
Snowflake, Inc. — Class A*	438	148,373
Workday, Inc. — Class A*	444	121,292
ROBLOX Corp. — Class A*	1,170	120,697
Datadog, Inc. — Class A*	616	109,716
Zoom Video Communications, Inc. — Class A*	592	108,875
Activision Blizzard, Inc.	1,636	108,843
Twilio, Inc. — Class A*	368	96,909
Veeva Systems, Inc. — Class A*	359	91,717
Cloudflare, Inc. — Class A*	695	91,393
Electronic Arts, Inc.	683	90,088
MongoDB, Inc.*	168	88,931
DocuSign, Inc.*	533	81,181
HubSpot, Inc.*	122	80,416
NetEase, Inc. ADR	764	77,760
ZoomInfo Technologies, Inc. — Class A*	1,124	72,161
Take-Two Interactive Software, Inc.*	377	67,000
Bilibili, Inc. ADR*	1,388	64,403
Akamai Technologies, Inc.*	548	64,138
Citrix Systems, Inc.	567	53,633
Coupa Software, Inc.*	323	51,050
Smartsheet, Inc. — Class A*	601	46,548
Five9, Inc.*	331	45,453
Dropbox, Inc. — Class A*	1,850	45,399
DigitalOcean Holdings, Inc.*	546	43,860
New Relic, Inc.*	367	40,355
Nutanix, Inc. — Class A*	1,199	38,200
Ziff Davis, Inc.*	308	34,145
Box, Inc. — Class A*	1,097	28,730
Fastly, Inc. — Class A*	807	28,608
BigCommerce Holdings, Inc.*	628	22,212
Consensus Cloud Solutions, Inc.*	278	16,088
Total Software		2,655,028

Telecommunications - 6.6%
Cisco Systems, Inc.	3,794	240,426
Motorola Solutions, Inc.	370	100,529
Arista Networks, Inc.*	673	96,744
Ciena Corp.*	676	52,032
Juniper Networks, Inc.	1,437	51,315
Switch, Inc. — Class A	1,364	39,065
CommScope Holding Company, Inc.*	1,992	21,991
Total Telecommunications		602,102

Commercial Services - 4.2%
PayPal Holdings, Inc.*	1,133	213,661
CoStar Group, Inc.*	1,033	81,638
Paylocity Holding Corp.*	230	54,317
Chegg, Inc.*	1,058	32,481
Total Commercial Services		382,097

Healthcare-Services - 0.6%
Teladoc Health, Inc.*	604	55,459

Entertainment - 0.5%
DraftKings, Inc. — Class A*	1,734	47,633

Computers - 0.4%
Lumentum Holdings, Inc.*	391	41,356

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
INTERNET FUND

	Shares	Value
Real Estate - 0.3%
Redfin Corp.*	740	$28,408

Total Common Stocks
(Cost $4,275,627)		9,107,736

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$30,561	30,561
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	12,639	12,639
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	11,490	11,490
Total Repurchase Agreements
(Cost $54,690)		54,690

SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	107,608	107,608
Total Securities Lending Collateral
(Cost $107,608)		107,608

Total Investments - 101.5%
(Cost $4,437,925)		$9,270,034
Other Assets & Liabilities, net - (1.5)%		(138,649)
Total Net Assets - 100.0%		$9,131,385

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,107,736	$—	$—	$9,107,736
Repurchase Agreements	—	54,690	—	54,690
Securities Lending Collateral	107,608	—	—	107,608
Total Assets	$9,215,344	$54,690	$—	$9,270,034

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $104,169 of securities loaned (cost $4,383,235)	$9,215,344
Repurchase agreements, at value (cost $54,690)	54,690
Receivables:
Dividends	326
Securities lending income	66
Total assets	9,270,426

Liabilities:
Payable for:
Return of securities lending collateral	107,608
Management fees	6,474
Fund shares redeemed	4,661
Transfer agent and administrative fees	2,049
Investor service fees	1,904
Portfolio accounting fees	762
Trustees’ fees*	86
Miscellaneous	15,497
Total liabilities	139,041
Commitments and contingent liabilities (Note 9)	—
Net assets	$9,131,385

Net assets consist of:
Paid in capital	$3,926,278
Total distributable earnings (loss)	5,205,107
Net assets	$9,131,385
Capital shares outstanding	65,457
Net asset value per share	$139.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $996)	$18,613
Interest	27
Income from securities lending, net	460
Total investment income	19,100

Expenses:
Management fees	98,042
Investor service fees	28,836
Transfer agent and administrative fees	37,188
Professional fees	14,541
Portfolio accounting fees	11,534
Trustees’ fees*	2,094
Custodian fees	1,806
Miscellaneous	1,255
Total expenses	195,296
Net investment loss	(176,196)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,098,622
Net realized gain	3,098,622
Net change in unrealized appreciation (depreciation) on:
Investments	(3,296,938)
Net change in unrealized appreciation (depreciation)	(3,296,938)
Net realized and unrealized loss	(198,316)
Net decrease in net assets resulting from operations	$(374,512)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(176,196)	$(178,934)
Net realized gain on investments	3,098,622	2,450,653
Net change in unrealized appreciation (depreciation) on investments	(3,296,938)	3,455,832
Net increase (decrease) in net assets resulting from operations	(374,512)	5,727,551

Distributions to shareholders	(1,342,952)	(207,634)

Capital share transactions:
Proceeds from sale of shares	15,647,805	26,383,207
Distributions reinvested	1,342,952	207,634
Cost of shares redeemed	(20,208,229)	(26,391,413)
Net increase (decrease) from capital share transactions	(3,217,472)	199,428
Net increase (decrease) in net assets	(4,934,936)	5,719,345

Net assets:
Beginning of year	14,066,321	8,346,976
End of year	$9,131,385	$14,066,321

Capital share activity:
Shares sold	92,755	208,755
Shares issued from reinvestment of distributions	8,527	1,541
Shares redeemed	(121,366)	(205,002)
Net increase (decrease) in shares	(20,084)	5,294

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$164.44	$104.02	$82.90	$86.84	$65.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.50)	(1.95)	(1.41)	(1.25)	(.79)
Net gain (loss) on investments (realized and unrealized)	(2.98)	64.22	22.53	(1.23)	22.88
Total from investment operations	(5.48)	62.27	21.12	(2.48)	22.09
Less distributions from:
Net realized gains	(19.46)	(1.85)	—	(1.46)	(.38)
Total distributions	(19.46)	(1.85)	—	(1.46)	(.38)
Net asset value, end of period	$139.50	$164.44	$104.02	$82.90	$86.84

Total Return[b]	(4.66%)	60.21%	25.48%	(3.20%)	33.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,131	$14,066	$8,347	$8,099	$8,943
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.54%)	(1.42%)	(1.29%)	(1.01%)
Total expenses	1.69%	1.82%	1.82%	1.72%	1.71%
Portfolio turnover rate	139%	243%	319%	485%	365%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2021, Leisure Fund returned 0.92%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 24.43%.

The restaurants industry contributed the most to return, followed by the interactive media & services industry and hotels & cruise lines industry. The movies & entertainment industry was the largest detractor from return, followed by the interactive home entertainment industry and the cable & satellite industry.

Holdings that contributed the most to the Fund’s return were McDonald’s Corp., ViacomCBS, Inc. - Class B, and Live Nation Entertainment, Inc. Peloton Interactive, Inc. - Class A, Tencent Music Entertainment Group - Class A ADR, and iQIYI, Inc. - Class A ADR were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.7%
Netflix, Inc.	3.6%
Comcast Corp. — Class A	3.4%
McDonald’s Corp.	3.1%
Philip Morris International, Inc.	2.7%
Starbucks Corp.	2.6%
Charter Communications, Inc. — Class A	2.6%
Booking Holdings, Inc.	2.3%
Airbnb, Inc. — Class A	2.3%
Altria Group, Inc.	2.1%
Top Ten Total	28.4%

“Ten Largest Holdings” excludes any temporary cash investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Leisure Fund	0.92%	10.42%	12.85%
S&P 500 Consumer Discretionary Index	24.43%	21.35%	19.57%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2021
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Media - 18.9%
Walt Disney Co.*	1,468	$227,378
Comcast Corp. — Class A	4,130	207,863
Charter Communications, Inc. — Class A*	243	158,429
Liberty Broadband Corp. — Class C*	458	73,784
Fox Corp. — Class A	1,651	60,922
ViacomCBS, Inc. — Class B	1,976	59,636
DISH Network Corp. — Class A*	1,708	55,407
Discovery, Inc. — Class A*,1	2,279	53,648
News Corp. — Class A	2,193	48,926
Cable One, Inc.	26	45,850
New York Times Co. — Class A	817	39,461
Altice USA, Inc. — Class A*	2,287	37,004
Nexstar Media Group, Inc. — Class A	225	33,970
TEGNA, Inc.	1,452	26,949
World Wrestling Entertainment, Inc. — Class A	527	26,002
Total Media		1,155,229

Retail - 17.0%
McDonald’s Corp.	712	190,866
Starbucks Corp.	1,363	159,430
Chipotle Mexican Grill, Inc. — Class A*	54	94,405
Yum! Brands, Inc.	628	87,204
Yum China Holdings, Inc.	1,300	64,792
Domino’s Pizza, Inc.	112	63,205
Darden Restaurants, Inc.	397	59,804
Restaurant Brands International, Inc.	726	44,054
Texas Roadhouse, Inc. — Class A	387	34,551
Wendy’s Co.	1,327	31,649
Wingstop, Inc.	180	31,104
Papa John’s International, Inc.	222	29,630
Cracker Barrel Old Country Store, Inc.	184	23,670
Shake Shack, Inc. — Class A*	323	23,308
Jack in the Box, Inc.	245	21,432
Dave & Buster’s Entertainment, Inc.*	509	19,546
Cheesecake Factory, Inc.*	498	19,497
Bloomin’ Brands, Inc.*	917	19,239
Brinker International, Inc.*	472	17,270
Total Retail		1,034,656

Internet - 14.8%
Netflix, Inc.*	367	221,095
Booking Holdings, Inc.*	59	141,555
Airbnb, Inc. — Class A*	848	141,184
Sea Ltd. ADR*	519	116,105
Roku, Inc.*	346	78,957
Expedia Group, Inc.*	423	76,445
Spotify Technology S.A.*	298	69,741
Trip.com Group Ltd. ADR*	2,298	56,577
Total Internet		901,659

Entertainment - 11.1%
Live Nation Entertainment, Inc.*	620	74,208
Warner Music Group Corp. — Class A	1,460	63,043
Caesars Entertainment, Inc.*	660	61,730
Vail Resorts, Inc.	158	51,808
AMC Entertainment Holdings, Inc. — Class A*,1	1,897	51,599
DraftKings, Inc. — Class A*	1,585	43,540
Churchill Downs, Inc.	177	42,639
Penn National Gaming, Inc.*	820	42,517
Marriott Vacations Worldwide Corp.	231	39,034
Red Rock Resorts, Inc. — Class A	652	35,867
Scientific Games Corp. — Class A*	523	34,952
International Game Technology plc	1,197	34,605
SeaWorld Entertainment, Inc.*	483	31,327
Madison Square Garden Sports Corp. — Class A*	164	28,492
Six Flags Entertainment Corp.*	628	26,740
Cinemark Holdings, Inc.*	1,131	18,232
Total Entertainment		680,333

Lodging - 10.0%
Marriott International, Inc. — Class A*	631	104,267
Hilton Worldwide Holdings, Inc.*	601	93,750
Las Vegas Sands Corp.*	1,939	72,984
MGM Resorts International	1,412	63,371
Hyatt Hotels Corp. — Class A*	494	47,375
Wynn Resorts Ltd.*	500	42,520
Wyndham Hotels & Resorts, Inc.	465	41,687
Choice Hotels International, Inc.	266	41,493
Boyd Gaming Corp.*	572	37,506
Hilton Grand Vacations, Inc.*	694	36,164
Travel + Leisure Co.	572	31,614
Total Lodging		612,731

Software - 7.9%
ROBLOX Corp. — Class A*	1,070	110,381
Activision Blizzard, Inc.	1,495	99,462
Electronic Arts, Inc.	624	82,306
NetEase, Inc. ADR	683	69,516
Take-Two Interactive Software, Inc.*	345	61,313
Bilibili, Inc. ADR*	1,209	56,098
Total Software		479,076

Leisure Time - 7.6%
Norwegian Cruise Line Holdings Ltd.*	3,806	78,937
Carnival Corp.*	3,352	67,442
Royal Caribbean Cruises Ltd.*	812	62,443
Peloton Interactive, Inc. — Class A*	1,217	43,520
Planet Fitness, Inc. — Class A*	442	40,036
Brunswick Corp.	370	37,270
YETI Holdings, Inc.*	419	34,706
Polaris, Inc.	310	34,072
Harley-Davidson, Inc.	858	32,338
Callaway Golf Co.*	1,120	30,733
Total Leisure Time		461,497

Agriculture - 5.4%
Philip Morris International, Inc.	1,720	163,400
Altria Group, Inc.	2,654	125,773
British American Tobacco plc ADR	1,113	41,637
Total Agriculture		330,810

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
LEISURE FUND

	Shares	Value
Beverages - 4.8%
Constellation Brands, Inc. — Class A	371	$93,110
Brown-Forman Corp. — Class B	1,082	78,835
Molson Coors Beverage Co. — Class B	942	43,662
Anheuser-Busch InBev S.A. ADR[1]	708	42,869
Boston Beer Company, Inc. — Class A*	64	32,326
Total Beverages		290,802

Toys, Games & Hobbies - 1.4%
Hasbro, Inc.	491	49,974
Mattel, Inc.*	1,731	37,320
Total Toys, Games & Hobbies		87,294

Food Service - 0.7%
Aramark	1,158	42,672

Total Common Stocks
(Cost $3,275,359)		6,076,759

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$22,077	$22,077
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	9,130	9,130
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	8,300	8,300
Total Repurchase Agreements
(Cost $39,507)		39,507

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	100,754	100,754
Total Securities Lending Collateral
(Cost $100,754)		100,754

Total Investments - 101.9%
(Cost $3,415,620)		$6,217,020
Other Assets & Liabilities, net - (1.9)%		(113,286)
Total Net Assets - 100.0%		$6,103,734

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,076,759	$—	$—	$6,076,759
Repurchase Agreements	—	39,507	—	39,507
Securities Lending Collateral	100,754	—	—	100,754
Total Assets	$6,177,513	$39,507	$—	$6,217,020

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $94,426 of securities loaned (cost $3,376,113)	$6,177,513
Repurchase agreements, at value (cost $39,507)	39,507
Receivables:
Fund shares sold	229,555
Dividends	6,016
Securities lending income	56
Total assets	6,452,647

Liabilities:
Payable for:
Securities purchased	225,009
Return of securities lending collateral	100,754
Management fees	4,517
Fund shares redeemed	4,314
Transfer agent and administrative fees	1,429
Investor service fees	1,328
Portfolio accounting fees	531
Trustees’ fees*	60
Miscellaneous	10,971
Total liabilities	348,913
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,103,734

Net assets consist of:
Paid in capital	$3,916,028
Total distributable earnings (loss)	2,187,706
Net assets	$6,103,734
Capital shares outstanding	50,085
Net asset value per share	$121.87

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $884)	$93,663
Interest	20
Income from securities lending, net	1,959
Total investment income	95,642

Expenses:
Management fees	89,091
Investor service fees	26,203
Transfer agent and administrative fees	33,094
Professional fees	12,943
Portfolio accounting fees	10,481
Custodian fees	1,627
Trustees’ fees*	1,606
Miscellaneous	2,155
Total expenses	177,200
Net investment loss	(81,558)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	657,993
Net realized gain	657,993
Net change in unrealized appreciation (depreciation) on:
Investments	(572,454)
Net change in unrealized appreciation (depreciation)	(572,454)
Net realized and unrealized gain	85,539
Net increase in net assets resulting from operations	$3,981

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(81,558)	$(29,731)
Net realized gain on investments	657,993	195,092
Net change in unrealized appreciation (depreciation) on investments	(572,454)	1,149,796
Net increase in net assets resulting from operations	3,981	1,315,157

Distributions to shareholders	(181,459)	(176,407)

Capital share transactions:
Proceeds from sale of shares	17,951,157	16,088,209
Distributions reinvested	181,459	176,407
Cost of shares redeemed	(22,672,915)	(13,117,425)
Net increase (decrease) from capital share transactions	(4,540,299)	3,147,191
Net increase (decrease) in net assets	(4,717,777)	4,285,941

Net assets:
Beginning of year	10,821,511	6,535,570
End of year	$6,103,734	$10,821,511

Capital share activity:
Shares sold	136,000	156,638
Shares issued from reinvestment of distributions	1,406	1,891
Shares redeemed	(175,639)	(131,847)
Net increase (decrease) in shares	(38,233)	26,682

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$122.53	$106.03	$83.01	$98.33	$82.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.02)	(.56)	(.09)	.23	.24
Net gain (loss) on investments (realized and unrealized)	2.25	21.48	24.33	(13.07)	16.28
Total from investment operations	1.23	20.92	24.24	(12.84)	16.52
Less distributions from:
Net investment income	—	—	(.24)	(.26)	(.22)
Net realized gains	(1.89)	(4.42)	(.98)	(2.22)	(.18)
Total distributions	(1.89)	(4.42)	(1.22)	(2.48)	(.40)
Net asset value, end of period	$121.87	$122.53	$106.03	$83.01	$98.33

Total Return[b]	0.92%	21.01%	29.28%	(13.44%)	20.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,104	$10,822	$6,536	$3,565	$9,427
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.56%)	(0.09%)	0.24%	0.26%
Total expenses	1.69%	1.82%	1.83%	1.71%	1.70%
Portfolio turnover rate	194%	257%	224%	239%	303%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the year ended December 31, 2021, Precious Metals Fund returned -9.19%, compared with the 28.71% return of the S&P 500 Index. The S&P 500 Materials Index returned 27.28%.

The copper industry was the only contributor to return for the period. The leading detractors were the gold industry, silver industry, and precious metals & minerals industry.

The top-performing holdings were Freeport-McMoRan, Inc., Gold Fields Ltd. ADR, and Newmont Corp. The worst-performing holdings included Agnico Eagle Mines Ltd., Barrick Gold Corp., and Coeur Mining, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	9.0%
Newmont Corp.	8.5%
Barrick Gold Corp.	6.5%
Franco-Nevada Corp.	5.8%
Wheaton Precious Metals Corp.	5.0%
Agnico Eagle Mines Ltd.	4.0%
VanEck Junior Gold Miners ETF	3.9%
Kirkland Lake Gold Ltd.	3.7%
Gold Fields Ltd. ADR	3.6%
AngloGold Ashanti Ltd. ADR	3.4%
Top Ten Total	53.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Precious Metals Fund	(9.19%)	10.63%	(2.01%)
S&P 500 Materials Index	27.28%	15.12%	12.81%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.5%

Mining - 95.5%
Freeport-McMoRan, Inc.	45,684	$1,906,393
Newmont Corp.	28,998	1,798,456
Barrick Gold Corp.	72,204	1,371,876
Franco-Nevada Corp.	8,810	1,218,335
Wheaton Precious Metals Corp.	24,736	1,061,916
Agnico Eagle Mines Ltd.	16,070	853,960
Kirkland Lake Gold Ltd.	18,777	787,695
Gold Fields Ltd. ADR	68,567	753,551
AngloGold Ashanti Ltd. ADR	34,189	717,285
Sibanye Stillwater Ltd. ADR[1]	56,708	711,118
Kinross Gold Corp.	111,776	649,419
Royal Gold, Inc.	6,003	631,576
Pan American Silver Corp.	21,408	534,558
Yamana Gold, Inc.	114,536	483,342
B2Gold Corp.[1]	120,355	472,995
SSR Mining, Inc.	25,898	458,395
Alamos Gold, Inc. — Class A	54,585	419,759
Harmony Gold Mining Company Ltd. ADR	96,163	395,230
Hecla Mining Co.	75,148	392,272
First Majestic Silver Corp.[1]	35,262	391,761
Pretium Resources, Inc.*	27,333	385,122
Novagold Resources, Inc.*	51,792	355,293
Osisko Gold Royalties Ltd.	27,824	340,844
Equinox Gold Corp.*	50,251	339,697
Eldorado Gold Corp.*	34,084	318,685
IAMGOLD Corp.*	95,112	297,701
MAG Silver Corp.*	18,022	282,405
Fortuna Silver Mines, Inc.*	69,038	269,248
Coeur Mining, Inc.*	51,784	260,991
Sandstorm Gold Ltd.	42,010	260,462
Seabridge Gold, Inc.*	15,753	259,767
SilverCrest Metals, Inc.*	32,105	253,950
Endeavour Silver Corp.*	46,385	195,745
Gatos Silver, Inc.*	18,618	193,255
Silvercorp Metals, Inc.	48,705	183,131
Total Mining		20,206,188

Total Common Stocks
(Cost $8,106,452)		20,206,188

EXCHANGE-TRADED FUNDS† - 3.9%
VanEck Junior Gold Miners ETF	19,578	820,905
Total Exchange-Traded Funds
(Cost $444,091)		820,905

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$96,300	96,300
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	39,827	39,827
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	36,207	36,207
Total Repurchase Agreements
(Cost $172,334)		172,334

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	598,852	598,852
Total Securities Lending Collateral
(Cost $598,852)		598,852

Total Investments - 103.0%
(Cost $9,321,729)		$21,798,279
Other Assets & Liabilities, net - (3.0)%		(640,600)
Total Net Assets - 100.0%		$21,157,679

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
PRECIOUS METALS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,206,188	$—	$—	$20,206,188
Exchange-Traded Funds	820,905	—	—	820,905
Repurchase Agreements	—	172,334	—	172,334
Securities Lending Collateral	598,852	—	—	598,852
Total Assets	$21,625,945	$172,334	$—	$21,798,279

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $583,855 of securities loaned (cost $9,149,395)	$21,625,945
Repurchase agreements, at value (cost $172,334)	172,334
Cash	541
Receivables:
Securities sold	121,972
Fund shares sold	88,852
Dividends	6,932
Foreign tax reclaims	2,891
Securities lending income	237
Total assets	22,019,704

Liabilities:
Payable for:
Return of securities lending collateral	598,852
Securities purchased	116,796
Deferred foreign capital gain taxes	86,192
Management fees	13,067
Transfer agent and administrative fees	4,687
Investor service fees	4,355
Portfolio accounting fees	1,742
Fund shares redeemed	709
Trustees’ fees*	196
Miscellaneous	35,429
Total liabilities	862,025
Commitments and contingent liabilities (Note 9)	—
Net assets	$21,157,679

Net assets consist of:
Paid in capital	$31,306,880
Total distributable earnings (loss)	(10,149,201)
Net assets	$21,157,679
Capital shares outstanding	512,874
Net asset value per share	$41.25

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $44,677)	$374,447
Interest	75
Income from securities lending, net	3,354
Total investment income	377,876

Expenses:
Management fees	164,368
Investor service fees	54,789
Transfer agent and administrative fees	69,573
Professional fees	25,011
Portfolio accounting fees	21,916
Trustees’ fees*	3,592
Custodian fees	3,220
Miscellaneous	6,312
Total expenses	348,781
Net investment income	29,095

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	88,896
Foreign currency transactions	(2)
Net realized gain	88,894
Net change in unrealized appreciation (depreciation) on:
Investments	(2,373,027)
Net change in unrealized appreciation (depreciation)	(2,373,027)
Net realized and unrealized loss	(2,284,133)
Net decrease in net assets resulting from operations	$(2,255,038)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$29,095	$(206,571)
Net realized gain on investments	88,894	2,497,951
Net change in unrealized appreciation (depreciation) on investments	(2,373,027)	1,611,552
Net increase (decrease) in net assets resulting from operations	(2,255,038)	3,902,932

Distributions to shareholders	(831,432)	(1,145,954)

Capital share transactions:
Proceeds from sale of shares	34,139,734	47,951,986
Distributions reinvested	831,432	1,145,954
Cost of shares redeemed	(33,972,997)	(53,491,041)
Net increase (decrease) from capital share transactions	998,169	(4,393,101)
Net decrease in net assets	(2,088,301)	(1,636,123)

Net assets:
Beginning of year	23,245,980	24,882,103
End of year	$21,157,679	$23,245,980

Capital share activity:
Shares sold	783,745	1,176,724
Shares issued from reinvestment of distributions	20,006	23,545
Shares redeemed	(782,667)	(1,385,622)
Net increase (decrease) in shares	21,084	(185,353)

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$47.27	$36.75	$24.14	$30.30	$29.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.37)	(.20)	(.23)	(.29)
Net gain (loss) on investments (realized and unrealized)	(4.40)	13.03	12.81	(4.68)	2.29
Total from investment operations	(4.34)	12.66	12.61	(4.91)	2.00
Less distributions from:
Net investment income	(1.68)	(2.14)	—	(1.25)	(1.42)
Total distributions	(1.68)	(2.14)	—	(1.25)	(1.42)
Net asset value, end of period	$41.25	$47.27	$36.75	$24.14	$30.30

Total Return[b]	(9.19%)	34.30%	52.24%	(16.61%)	7.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,158	$23,246	$24,882	$16,632	$30,201
Ratios to average net assets:
Net investment income (loss)	0.13%	(0.88%)	(0.69%)	(0.87%)	(0.93%)
Total expenses[c]	1.59%	1.72%	1.72%	1.67%	1.61%
Portfolio turnover rate	133%	163%	180%	639%	691%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2021, Real Estate Fund returned 34.07%, compared to a return of 28.71% for the S&P 500 Index. The MSCI U.S. REIT Index returned 43.06%.

Specialized REITs were the leading contributor to return, followed by residential REITs and retail REITs. The only industry that detracted for the period was real estate services.

Prologis, Inc., Simon Property Group, Inc., and Public Storage were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were KE Holdings, Inc. - Class A ADR, Opendoor Technologies, Inc., and Redfin Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	3.0%
Prologis, Inc.	2.9%
Crown Castle International Corp.	2.5%
Equinix, Inc.	2.2%
Public Storage	2.1%
Simon Property Group, Inc.	1.9%
Digital Realty Trust, Inc.	1.8%
SBA Communications Corp.	1.7%
Realty Income Corp.	1.7%
Welltower, Inc.	1.6%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash investments.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Real Estate Fund	34.07%	9.20%	9.52%
MSCI U.S. REIT Index	43.06%	10.78%	11.32%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2021
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

REITs - 92.0%
REITs-Diversified - 24.4%
American Tower Corp. — Class A	1,525	$446,063
Crown Castle International Corp.	1,738	362,790
Equinix, Inc.	389	329,032
Digital Realty Trust, Inc.	1,528	270,257
SBA Communications Corp.	637	247,806
Weyerhaeuser Co.	5,063	208,494
Duke Realty Corp.	2,911	191,078
VICI Properties, Inc.	5,656	170,302
WP Carey, Inc.	1,804	148,018
Gaming and Leisure Properties, Inc.	2,772	134,886
Lamar Advertising Co. — Class A	1,108	134,400
CyrusOne, Inc.	1,411	126,595
Rayonier, Inc.	2,250	90,810
PS Business Parks, Inc.	468	86,192
New Residential Investment Corp.	7,672	82,167
LXP Industrial Trust	5,104	79,724
Outfront Media, Inc.	2,953	79,199
Broadstone Net Lease, Inc.	2,996	74,361
PotlatchDeltic Corp.	1,225	73,770
EPR Properties	1,530	72,660
Uniti Group, Inc.	5,124	71,787
Washington Real Estate Investment Trust	2,140	55,319
InvenTrust Properties Corp.[1]	1,903	51,876
Total REITs-Diversified		3,587,586

REITs-Apartments - 12.0%
AvalonBay Communities, Inc.	882	222,784
Equity Residential	2,404	217,562
Invitation Homes, Inc.	4,408	199,859
Mid-America Apartment Communities, Inc.	849	194,795
Essex Property Trust, Inc.	512	180,342
UDR, Inc.	2,696	161,733
Camden Property Trust	901	160,991
American Homes 4 Rent — Class A	3,330	145,221
Apartment Income REIT Corp.	2,021	110,488
American Campus Communities, Inc.	1,869	107,075
Independence Realty Trust, Inc.	2,547	65,789
Total REITs-Apartments		1,766,639

REITs-Office Property - 8.9%
Alexandria Real Estate Equities, Inc.	991	220,953
Boston Properties, Inc.	1,380	158,948
Vornado Realty Trust	2,560	107,162
Kilroy Realty Corp.	1,557	103,478
Cousins Properties, Inc.	2,319	93,409
Douglas Emmett, Inc.	2,708	90,718
SL Green Realty Corp.	1,146	82,168
Highwoods Properties, Inc.	1,827	81,466
JBG SMITH Properties	2,564	73,612
Hudson Pacific Properties, Inc.	2,950	72,895
Corporate Office Properties Trust	2,404	67,240
Equity Commonwealth*	2,551	66,071
Brandywine Realty Trust	4,138	55,532
Orion Office REIT, Inc.*	2,087	38,964
Total REITs-Office Property		1,312,616

REITs-Health Care - 8.6%
Welltower, Inc.	2,694	231,064
Ventas, Inc.	3,334	170,434
Healthpeak Properties, Inc.	4,663	168,288
Medical Properties Trust, Inc.	6,110	144,379
Omega Healthcare Investors, Inc.	3,480	102,973
Healthcare Trust of America, Inc. — Class A	3,045	101,673
Healthcare Realty Trust, Inc.	2,536	80,239
Physicians Realty Trust	4,071	76,657
Sabra Health Care REIT, Inc.	4,889	66,197
National Health Investors, Inc.	1,070	61,493
CareTrust REIT, Inc.	2,533	57,828
Total REITs-Health Care		1,261,225

REITs-Warehouse/Industries - 8.2%
Prologis, Inc.	2,500	420,900
Rexford Industrial Realty, Inc.	1,650	133,832
EastGroup Properties, Inc.	509	115,976
STAG Industrial, Inc.	2,339	112,178
Americold Realty Trust	3,415	111,978
First Industrial Realty Trust, Inc.	1,691	111,944
Terreno Realty Corp.	1,132	96,548
Innovative Industrial Properties, Inc.	364	95,699
Total REITs-Warehouse/Industries		1,199,055

REITs-Storage - 7.1%
Public Storage	822	307,888
Extra Space Storage, Inc.	938	212,673
Iron Mountain, Inc.	2,822	147,675
Life Storage, Inc.	884	135,411
CubeSmart	2,374	135,104
National Storage Affiliates Trust	1,624	112,381
Total REITs-Storage		1,051,132

REITs-Shopping Centers - 5.4%
Kimco Realty Corp.	6,157	151,770
Regency Centers Corp.	1,837	138,418
Federal Realty Investment Trust*	927	126,369
Brixmor Property Group, Inc.	4,200	106,722
Kite Realty Group Trust	3,872	84,332
SITE Centers Corp.	4,476	70,855
Retail Opportunity Investments Corp.	3,000	58,800
Acadia Realty Trust	2,461	53,724
Total REITs-Shopping Centers		790,990

REITs-Single Tenant - 4.9%
Realty Income Corp.	3,426	245,267
STORE Capital Corp.	3,356	115,446
National Retail Properties, Inc.	2,321	111,570
Spirit Realty Capital, Inc.	1,920	92,525
Agree Realty Corp.	1,224	87,345
Essential Properties Realty Trust, Inc.	2,483	71,585
Total REITs-Single Tenant		723,738

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
REAL ESTATE FUND

	Shares	Value
REITs-Hotels - 4.8%
Host Hotels & Resorts, Inc.*	8,043	$139,868
MGM Growth Properties LLC — Class A	3,170	129,495
Ryman Hospitality Properties, Inc.*	988	90,856
Park Hotels & Resorts, Inc.*	4,456	84,129
Apple Hospitality REIT, Inc.	4,589	74,112
Pebblebrook Hotel Trust	3,068	68,631
Sunstone Hotel Investors, Inc.*	5,313	62,322
RLJ Lodging Trust	4,333	60,359
Total REITs-Hotels		709,772

REITs-Mortgage - 3.0%
AGNC Investment Corp.	6,955	104,603
Starwood Property Trust, Inc.	4,201	102,084
Blackstone Mortgage Trust, Inc. — Class A	2,735	83,746
Chimera Investment Corp.	4,660	70,273
Arbor Realty Trust, Inc.	3,655	66,960
Total REITs-Mortgage		427,666

REITs-Regional Malls - 2.4%
Simon Property Group, Inc.	1,745	278,799
Macerich Co.	4,189	72,386
Total REITs-Regional Malls		351,185

REITs-Manufactured Homes - 2.3%
Sun Communities, Inc.	908	190,653
Equity LifeStyle Properties, Inc.	1,742	152,704
Total REITs-Manufactured Homes		343,357

Total REITs		13,524,961

Real Estate - 5.1%
Real Estate Management/Services - 4.5%
CBRE Group, Inc. — Class A*	2,077	225,375
Jones Lang LaSalle, Inc.*	522	140,596
Cushman & Wakefield plc*	3,893	86,580
eXp World Holdings, Inc.	2,387	80,418
Redfin Corp.*	1,890	72,557
Realogy Holdings Corp.*	3,158	53,086
Total Real Estate Management/Services		658,612

Real Estate Operations/Development - 0.6%
Howard Hughes Corp.*	913	92,925
Total Real Estate		751,537

Internet - 1.8%
E-Commerce/Services - 1.8%
Zillow Group, Inc. — Class A*	2,411	150,012
Opendoor Technologies, Inc.*	7,800	113,958
Total E-Commerce/Services		263,970

Total Internet		263,970

Diversified Financial Services - 0.5%
Finance-Commercial - 0.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,472	78,193

Total Common Stocks
(Cost $8,255,753)		14,618,661

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$35,299	35,299
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	14,599	14,599
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	13,272	13,272
Total Repurchase Agreements
(Cost $63,170)		63,170

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	36,982	36,982
Total Securities Lending Collateral
(Cost $36,982)		36,982

Total Investments - 100.1%
(Cost $8,355,905)		$14,718,813
Other Assets & Liabilities, net - (0.1)%		(13,235)
Total Net Assets - 100.0%		$14,705,578

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,618,661	$—	$—	$14,618,661
Repurchase Agreements	—	63,170	—	63,170
Securities Lending Collateral	36,982	—	—	36,982
Total Assets	$14,655,643	$63,170	$—	$14,718,813

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $35,056 of securities loaned (cost $8,292,735)	$14,655,643
Repurchase agreements, at value (cost $63,170)	63,170
Receivables:
Fund shares sold	1,050,291
Dividends	51,733
Securities lending income	30
Total assets	15,820,867

Liabilities:
Payable for:
Securities purchased	1,012,354
Return of securities lending collateral	36,982
Fund shares redeemed	30,400
Management fees	8,667
Transfer agent and administrative fees	2,743
Investor service fees	2,549
Portfolio accounting fees	1,020
Trustees’ fees*	114
Miscellaneous	20,460
Total liabilities	1,115,289
Commitments and contingent liabilities (Note 9)	—
Net assets	$14,705,578

Net assets consist of:
Paid in capital	$9,402,893
Total distributable earnings (loss)	5,302,685
Net assets	$14,705,578
Capital shares outstanding	288,047
Net asset value per share	$51.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $60)	$278,531
Interest	21
Income from securities lending, net	393
Total investment income	278,945

Expenses:
Management fees	99,831
Investor service fees	29,362
Transfer agent and administrative fees	35,600
Professional fees	13,255
Portfolio accounting fees	11,745
Custodian fees	1,554
Trustees’ fees*	1,303
Miscellaneous	5,321
Total expenses	197,971
Net investment income	80,974

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	393,979
Net realized gain	393,979
Net change in unrealized appreciation (depreciation) on:
Investments	2,764,046
Net change in unrealized appreciation (depreciation)	2,764,046
Net realized and unrealized gain	3,158,025
Net increase in net assets resulting from operations	$3,238,999

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$80,974	$57,893
Net realized gain on investments	393,979	818,939
Net change in unrealized appreciation (depreciation) on investments	2,764,046	(2,195,987)
Net increase (decrease) in net assets resulting from operations	3,238,999	(1,319,155)

Distributions to shareholders	(81,373)	(437,926)

Capital share transactions:
Proceeds from sale of shares	22,738,199	13,784,485
Distributions reinvested	81,373	437,926
Cost of shares redeemed	(17,790,091)	(18,195,801)
Net increase (decrease) from capital share transactions	5,029,481	(3,973,390)
Net increase (decrease) in net assets	8,187,107	(5,730,471)

Net assets:
Beginning of year	6,518,471	12,248,942
End of year	$14,705,578	$6,518,471

Capital share activity:
Shares sold	506,975	373,617
Shares issued from reinvestment of distributions	1,745	13,417
Shares redeemed	(390,836)	(498,726)
Net increase (decrease) in shares	117,884	(111,692)

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$38.31	$43.46	$35.99	$39.22	$37.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.28	.68	.64	.36
Net gain (loss) on investments (realized and unrealized)	12.70	(3.19)	8.03	(3.48)	2.11
Total from investment operations	13.01	(2.91)	8.71	(2.84)	2.47
Less distributions from:
Net investment income	(.27)	(1.16)	(.83)	(.39)	(.97)
Net realized gains	—	(1.08)	(.41)	—	—
Total distributions	(.27)	(2.24)	(1.24)	(.39)	(.97)
Net asset value, end of period	$51.05	$38.31	$43.46	$35.99	$39.22

Total Return[b]	34.07%	(5.82%)	24.43%	(7.33%)	6.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,706	$6,518	$12,249	$12,708	$10,261
Ratios to average net assets:
Net investment income (loss)	0.69%	0.76%	1.62%	1.67%	0.93%
Total expenses	1.69%	1.82%	1.82%	1.73%	1.70%
Portfolio turnover rate	136%	173%	225%	313%	331%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2021, Retailing Fund returned 11.75%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 24.43%.

The home improvement retail industry contributed the most to return for the period, followed by the specialty stores industry and automotive retail industry. The internet & direct marketing retail industry detracted the most from return, followed by computer & electronics retail industry.

Fund performance for the year benefited most from Home Depot, Inc., Lowe’s Companies, Inc., and Costco Wholesale Corp. Alibaba Group Holding Ltd. ADR, Pinduoduo, Inc. - Class A ADR, and Farfetch Ltd. - Class A were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	10.5%
Home Depot, Inc.	5.5%
Walmart, Inc.	5.2%
Costco Wholesale Corp.	4.1%
Alibaba Group Holding Ltd. ADR	3.6%
Lowe’s Companies, Inc.	3.5%
Target Corp.	2.8%
Booking Holdings, Inc.	2.8%
TJX Companies, Inc.	2.5%
Dollar General Corp.	2.0%
Top Ten Total	42.5%

“Ten Largest Holdings” excludes any temporary cash investments.

100 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Retailing Fund	11.75%	16.89%	14.04%
S&P 500 Consumer Discretionary Index	24.43%	21.35%	19.57%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2021
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Retail - 60.5%
Home Depot, Inc.	885	$367,284
Walmart, Inc.	2,391	345,954
Costco Wholesale Corp.	482	273,631
Lowe’s Companies, Inc.	889	229,789
Target Corp.	804	186,078
TJX Companies, Inc.	2,194	166,569
Dollar General Corp.	563	132,772
Walgreens Boots Alliance, Inc.	2,300	119,968
O’Reilly Automotive, Inc.*	169	119,353
AutoZone, Inc.*	55	115,301
Ross Stores, Inc.	987	112,794
Dollar Tree, Inc.*	705	99,067
Carvana Co.*	399	92,484
Tractor Supply Co.	381	90,907
Best Buy Company, Inc.	853	86,665
Ulta Beauty, Inc.*	204	84,117
Genuine Parts Co.	566	79,353
Burlington Stores, Inc.*	266	77,542
CarMax, Inc.*	579	75,403
Bath & Body Works, Inc.	1,049	73,210
Advance Auto Parts, Inc.	281	67,406
Floor & Decor Holdings, Inc. — Class A*	500	65,005
Williams-Sonoma, Inc.	369	62,409
Five Below, Inc.*	297	61,446
Dick’s Sporting Goods, Inc.	505	58,070
GameStop Corp. — Class A*,1	391	58,021
RH*	107	57,346
Lithia Motors, Inc. — Class A	177	52,560
BJ’s Wholesale Club Holdings, Inc.*	781	52,304
Macy’s, Inc.	1,956	51,208
AutoNation, Inc.*	410	47,909
Kohl’s Corp.	936	46,229
Gap, Inc.	2,562	45,219
Victoria’s Secret & Co.*	724	40,211
Signet Jewelers Ltd.	436	37,945
American Eagle Outfitters, Inc.	1,459	36,942
Foot Locker, Inc.	842	36,736
Academy Sports & Outdoors, Inc.*	807	35,427
Nordstrom, Inc.*	1,528	34,563
Asbury Automotive Group, Inc.*	199	34,373
Ollie’s Bargain Outlet Holdings, Inc.*	628	32,147
Abercrombie & Fitch Co. — Class A*	703	24,486
Big Lots, Inc.	459	20,678
Bed Bath & Beyond, Inc.*,1	1,388	20,237
Total Retail		4,007,118

Internet - 36.1%
Amazon.com, Inc.*	208	693,543
Alibaba Group Holding Ltd. ADR*	1,994	236,867
Booking Holdings, Inc.*	76	182,341
DoorDash, Inc. — Class A*	823	122,545
JD.com, Inc. ADR*	1,672	117,157
eBay, Inc.	1,697	112,850
MercadoLibre, Inc.*	77	103,827
Pinduoduo, Inc. ADR*	1,767	103,016
Expedia Group, Inc.*	548	99,035
Etsy, Inc.*	404	88,452
Chewy, Inc. — Class A*,1	1,491	87,924
Coupang, Inc.*	2,640	77,563
Wayfair, Inc. — Class A*	403	76,558
Trip.com Group Ltd. ADR*	2,989	73,589
Farfetch Ltd. — Class A*	2,166	72,409
Fiverr International Ltd.*	496	56,395
Revolve Group, Inc.*	617	34,577
Overstock.com, Inc.*	443	26,141
Stitch Fix, Inc. — Class A*	1,306	24,710
Total Internet		2,389,499

Distribution & Wholesale - 2.4%
Pool Corp.	146	82,636
LKQ Corp.	1,233	74,017
Total Distribution & Wholesale		156,653

Apparel - 0.4%
Urban Outfitters, Inc.*	1,009	29,624

Total Common Stocks
(Cost $4,177,312)		6,582,894

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$27,527	27,527
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	11,384	11,384
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	10,349	10,349
Total Repurchase Agreements
(Cost $49,260)		49,260

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	118,463	118,463
Total Securities Lending Collateral
(Cost $118,463)		118,463

Total Investments - 101.9%
(Cost $4,345,035)		$6,750,617
Other Assets & Liabilities, net - (1.9)%		(128,584)
Total Net Assets - 100.0%		$6,622,033

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,582,894	$—	$—	$6,582,894
Repurchase Agreements	—	49,260	—	49,260
Securities Lending Collateral	118,463	—	—	118,463
Total Assets	$6,701,357	$49,260	$—	$6,750,617

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $113,310 of securities loaned (cost $4,295,775)	$6,701,357
Repurchase agreements, at value (cost $49,260)	49,260
Receivables:
Fund shares sold	549,287
Dividends	4,615
Securities lending income	54
Total assets	7,304,573

Liabilities:
Payable for:
Securities purchased	536,972
Return of securities lending collateral	118,463
Management fees	5,775
Fund shares redeemed	2,818
Transfer agent and administrative fees	1,827
Investor service fees	1,698
Portfolio accounting fees	679
Trustees’ fees*	79
Miscellaneous	14,229
Total liabilities	682,540
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,622,033

Net assets consist of:
Paid in capital	$4,850,487
Total distributable earnings (loss)	1,771,546
Net assets	$6,622,033
Capital shares outstanding	49,319
Net asset value per share	$134.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $315)	$48,810
Interest	13
Income from securities lending, net	1,777
Total investment income	50,600

Expenses:
Management fees	55,274
Investor service fees	16,257
Transfer agent and administrative fees	20,750
Professional fees	8,781
Portfolio accounting fees	6,503
Trustees’ fees*	1,105
Custodian fees	1,090
Line of credit fees	17
Miscellaneous	430
Total expenses	110,207
Net investment loss	(59,607)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	737,916
Net realized gain	737,916
Net change in unrealized appreciation (depreciation) on:
Investments	(430,362)
Net change in unrealized appreciation (depreciation)	(430,362)
Net realized and unrealized gain	307,554
Net increase in net assets resulting from operations	$247,947

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(59,607)	$(50,451)
Net realized gain on investments	737,916	872,016
Net change in unrealized appreciation (depreciation) on investments	(430,362)	1,371,724
Net increase in net assets resulting from operations	247,947	2,193,289

Distributions to shareholders	(452,493)	—

Capital share transactions:
Proceeds from sale of shares	24,090,645	14,568,819
Distributions reinvested	452,493	—
Cost of shares redeemed	(24,912,148)	(13,191,711)
Net increase (decrease) from capital share transactions	(369,010)	1,377,108
Net increase (decrease) in net assets	(573,556)	3,570,397

Net assets:
Beginning of year	7,195,589	3,625,192
End of year	$6,622,033	$7,195,589

Capital share activity:
Shares sold	170,881	135,334
Shares issued from reinvestment of distributions	3,317	—
Shares redeemed	(180,795)	(119,893)
Net increase (decrease) in shares	(6,597)	15,441

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$128.69	$89.57	$71.95	$74.37	$65.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.27)	(.95)	(.45)	(.30)	.02
Net gain (loss) on investments (realized and unrealized)	16.53	40.07	18.07	(2.11)	8.44
Total from investment operations	15.26	39.12	17.62	(2.41)	8.46
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	(9.68)	—	—	—	—
Total distributions	(9.68)	—	—	(.01)	—
Net asset value, end of period	$134.27	$128.69	$89.57	$71.95	$74.37

Total Return[b]	11.75%	43.68%	24.49%	(3.23%)	12.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,622	$7,196	$3,625	$6,788	$7,849
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(0.91%)	(0.54%)	(0.37%)	0.03%
Total expenses	1.69%	1.82%	1.83%	1.72%	1.70%
Portfolio turnover rate	375%	250%	173%	260%	447%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the year ended December 31, 2021, Technology Fund returned 20.50%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Information Technology Index returned 34.53%.

The semiconductors industry contributed the most to the Fund’s performance for the period, followed by the systems software industry and technology hardware storage & peripherals group. The data processing & outsourced services industry was the only detractor from performance for the period.

Top-contributing holdings were Alphabet, Inc. - Class A, Microsoft Corp., and NVIDIA Corp. added the most to Fund performance for the year. Zoom Video Communications, Inc. - Class A, RingCentral, Inc. - Class A, and Baidu, Inc. - Class A ADR detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.8%
Microsoft Corp.	4.5%
Alphabet, Inc. — Class A	3.9%
Meta Platforms, Inc. — Class A	2.7%
NVIDIA Corp.	2.3%
Visa, Inc. — Class A	2.0%
Mastercard, Inc. — Class A	1.7%
Broadcom, Inc.	1.5%
Adobe, Inc.	1.5%
Cisco Systems, Inc.	1.5%
Top Ten Total	26.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Technology Fund	20.50%	26.84%	19.95%
S&P 500 Information Technology Index	34.53%	32.13%	24.01%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Software - 35.7%
Microsoft Corp.	4,086	$1,374,204
Adobe, Inc.*	811	459,886
salesforce.com, Inc.*	1,695	430,750
Oracle Corp.	4,365	380,672
Intuit, Inc.	573	368,565
ServiceNow, Inc.*	480	311,573
Snowflake, Inc. — Class A*	820	277,775
Workday, Inc. — Class A*	832	227,286
Fidelity National Information Services, Inc.	2,068	225,722
ROBLOX Corp. — Class A*	2,186	225,508
Fiserv, Inc.*	2,170	225,224
Autodesk, Inc.*	763	214,548
Datadog, Inc. — Class A*	1,152	205,183
Zoom Video Communications, Inc. — Class A*	1,107	203,588
Activision Blizzard, Inc.	3,058	203,449
Synopsys, Inc.*	552	203,412
Paychex, Inc.	1,452	198,198
Cadence Design Systems, Inc.*	1,062	197,904
Atlassian Corporation plc — Class A*	504	192,170
VMware, Inc. — Class A	1,626	188,421
Twilio, Inc. — Class A*	691	181,968
Unity Software, Inc.*	1,236	176,736
Cloudflare, Inc. — Class A*	1,308	172,002
NetEase, Inc. ADR	1,671	170,074
Electronic Arts, Inc.	1,275	168,172
MongoDB, Inc.*	307	162,510
Palantir Technologies, Inc. — Class A*	8,913	162,306
ANSYS, Inc.*	402	161,250
DocuSign, Inc.*	994	151,396
HubSpot, Inc.*	222	146,331
Bilibili, Inc. ADR*	3,119	144,722
Bill.com Holdings, Inc.*	546	136,036
ZoomInfo Technologies, Inc. — Class A*	2,113	135,655
UiPath, Inc. — Class A*,1	3,143	135,558
Broadridge Financial Solutions, Inc.	700	127,974
Tyler Technologies, Inc.*	237	127,494
Take-Two Interactive Software, Inc.*	706	125,470
SS&C Technologies Holdings, Inc.	1,527	125,183
Akamai Technologies, Inc.*	1,023	119,732
Splunk, Inc.*	1,014	117,340
Nuance Communications, Inc.*	2,092	115,729
RingCentral, Inc. — Class A*	615	115,220
Dynatrace, Inc.*	1,887	113,880
Ceridian HCM Holding, Inc.*	1,047	109,370
PTC, Inc.*	871	105,522
Asana, Inc. — Class A*	1,389	103,550
Citrix Systems, Inc.	1,062	100,455
Jack Henry & Associates, Inc.	591	98,691
Coupa Software, Inc.*	603	95,304
Fair Isaac Corp.*	213	92,372
Elastic N.V.*	745	91,702
Avalara, Inc.*	703	90,764
Dropbox, Inc. — Class A*	3,470	85,154
Five9, Inc.*	618	84,864
Digital Turbine, Inc.*	1,122	68,431
MicroStrategy, Inc. — Class A*,1	119	64,794
Fastly, Inc. — Class A*	1,518	53,813
Total Software		10,851,562

Semiconductors - 20.4%
NVIDIA Corp.	2,402	706,452
Broadcom, Inc.	694	461,795
Intel Corp.	7,667	394,850
QUALCOMM, Inc.	2,089	382,015
Texas Instruments, Inc.	1,894	356,962
Advanced Micro Devices, Inc.*	2,438	350,828
Applied Materials, Inc.	2,089	328,725
Micron Technology, Inc.	3,131	291,653
Lam Research Corp.	390	280,468
Analog Devices, Inc.	1,488	261,546
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,975	237,612
Marvell Technology, Inc.	2,693	235,611
KLA Corp.	525	225,808
NXP Semiconductor N.V.	973	221,630
Xilinx, Inc.	931	197,400
Microchip Technology, Inc.	2,183	190,052
ASML Holding N.V. — Class G	234	186,297
ON Semiconductor Corp.*	2,249	152,752
Teradyne, Inc.	868	141,944
Skyworks Solutions, Inc.	883	136,989
Monolithic Power Systems, Inc.	260	128,266
Entegris, Inc.	871	120,703
Qorvo, Inc.*	742	116,041
Wolfspeed, Inc.*	886	99,028
Total Semiconductors		6,205,427

Internet - 15.0%
Alphabet, Inc. — Class A*	408	1,181,992
Meta Platforms, Inc. — Class A*	2,468	830,112
Snap, Inc. — Class A*	5,106	240,135
Sea Ltd. ADR*	997	223,039
Baidu, Inc. ADR*	1,449	215,597
Shopify, Inc. — Class A*	150	206,608
Palo Alto Networks, Inc.*	354	197,093
Match Group, Inc.*	1,308	172,983
Okta, Inc.*	727	162,971
Twitter, Inc.*	3,686	159,309
CDW Corp.	733	150,104
VeriSign, Inc.*	591	150,008
Pinterest, Inc. — Class A*	3,644	132,459
GoDaddy, Inc. — Class A*	1,338	113,543
Zillow Group, Inc. — Class C*	1,734	110,716
F5, Inc.*	438	107,183
NortonLifeLock, Inc.	4,110	106,778
Zendesk, Inc.*	958	99,910
Total Internet		4,560,540

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
TECHNOLOGY FUND

	Shares	Value
Computers - 13.3%
Apple, Inc.	8,198	$1,455,719
International Business Machines Corp.	2,297	307,017
Accenture plc — Class A	676	280,236
Fortinet, Inc.*	594	213,483
Cognizant Technology Solutions Corp. — Class A	2,131	189,062
Zscaler, Inc.*	579	186,050
Crowdstrike Holdings, Inc. — Class A*	889	182,023
Dell Technologies, Inc. — Class C*	3,188	179,070
HP, Inc.	4,695	176,861
EPAM Systems, Inc.*	251	167,781
Infosys Ltd. ADR	6,241	157,960
Check Point Software Technologies Ltd.*	1,323	154,209
Seagate Technology Holdings plc	1,251	141,338
Western Digital Corp.*	2,008	130,942
NetApp, Inc.	1,353	124,462
Total Computers		4,046,213

Commercial Services - 4.7%
PayPal Holdings, Inc.*	2,119	399,601
Automatic Data Processing, Inc.	1,161	286,279
Block, Inc. — Class A*	1,419	229,183
Global Payments, Inc.	1,308	176,816
Affirm Holdings, Inc.*	1,365	137,264
FleetCor Technologies, Inc.*	531	118,859
Marathon Digital Holdings, Inc.*,1	1,422	46,727
Riot Blockchain, Inc.*,1	1,881	42,003
Total Commercial Services		1,436,732

Diversified Financial Services - 3.7%
Visa, Inc. — Class A	2,750	595,952
Mastercard, Inc. — Class A	1,449	520,655
Total Diversified Financial Services		1,116,607

Telecommunications - 2.9%
Cisco Systems, Inc.	7,105	450,244
Arista Networks, Inc.*	1,269	182,419
Corning, Inc.	4,122	153,462
Juniper Networks, Inc.	2,699	96,381
Total Telecommunications		882,506

Electronics - 1.6%
Amphenol Corp. — Class A	2,288	200,108
TE Connectivity Ltd.	901	145,367
Trimble, Inc.*	1,440	125,554
Total Electronics		471,029

Energy-Alternate Sources - 1.1%
SolarEdge Technologies, Inc.*	489	137,199
Enphase Energy, Inc.*	706	129,156
First Solar, Inc.*	913	79,577
Total Energy-Alternate Sources		345,932

Advertising - 0.6%
Trade Desk, Inc. — Class A*	1,981	181,539

Office & Business Equipment - 0.5%
Zebra Technologies Corp. — Class A*	251	149,395

Total Common Stocks
(Cost $12,427,526)		30,247,482

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$131,084	131,084
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	54,212	54,212
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	49,284	49,284
Total Repurchase Agreements
(Cost $234,580)		234,580

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	175,468	175,468
Total Securities Lending Collateral
(Cost $175,468)		175,468

Total Investments - 100.9%
(Cost $12,837,574)		$30,657,530
Other Assets & Liabilities, net - (0.9)%		(268,520)
Total Net Assets - 100.0%		$30,389,010

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
TECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,247,482	$—	$—	$30,247,482
Repurchase Agreements	—	234,580	—	234,580
Securities Lending Collateral	175,468	—	—	175,468
Total Assets	$30,422,950	$234,580	$—	$30,657,530

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $165,188 of securities loaned (cost $12,602,994)	$30,422,950
Repurchase agreements, at value (cost $234,580)	234,580
Receivables:
Dividends	7,533
Foreign tax reclaims	496
Securities lending income	38
Total assets	30,665,597

Liabilities:
Payable for:
Return of securities lending collateral	175,468
Professional fees	30,963
Management fees	21,592
Fund shares redeemed	11,861
Transfer agent and administrative fees	6,833
Investor service fees	6,351
Portfolio accounting fees	2,540
Trustees’ fees*	287
Miscellaneous	20,692
Total liabilities	276,587
Commitments and contingent liabilities (Note 9)	—
Net assets	$30,389,010

Net assets consist of:
Paid in capital	$12,041,161
Total distributable earnings (loss)	18,347,849
Net assets	$30,389,010
Capital shares outstanding	146,358
Net asset value per share	$207.63

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $518)	$203,644
Interest	60
Income from securities lending, net	2,049
Total investment income	205,753

Expenses:
Management fees	225,417
Investor service fees	66,299
Transfer agent and administrative fees	83,126
Professional fees	36,755
Portfolio accounting fees	26,519
Trustees’ fees*	3,962
Custodian fees	3,809
Miscellaneous	2,889
Total expenses	448,776
Net investment loss	(243,023)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,880,692
Net realized gain	2,880,692
Net change in unrealized appreciation (depreciation) on:
Investments	1,786,174
Net change in unrealized appreciation (depreciation)	1,786,174
Net realized and unrealized gain	4,666,866
Net increase in net assets resulting from operations	$4,423,843

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(243,023)	$(144,105)
Net realized gain on investments	2,880,692	3,996,314
Net change in unrealized appreciation (depreciation) on investments	1,786,174	3,553,034
Net increase in net assets resulting from operations	4,423,843	7,405,243

Distributions to shareholders	(1,638,788)	(456,120)

Capital share transactions:
Proceeds from sale of shares	31,440,098	45,224,648
Distributions reinvested	1,638,788	456,120
Cost of shares redeemed	(30,707,535)	(49,836,080)
Net increase (decrease) from capital share transactions	2,371,351	(4,155,312)
Net increase in net assets	5,156,406	2,793,811

Net assets:
Beginning of year	25,232,604	22,438,793
End of year	$30,389,010	$25,232,604

Capital share activity:
Shares sold	155,591	321,700
Shares issued from reinvestment of distributions	8,455	3,116
Shares redeemed	(154,817)	(365,942)
Net increase (decrease) in shares	9,229	(41,126)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$184.01	$125.88	$93.07	$96.71	$74.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.82)	(.99)	(.90)	(.63)	(.56)
Net gain (loss) on investments (realized and unrealized)	38.58	62.21	37.66	(.43)	24.71
Total from investment operations	36.76	61.22	36.76	(1.06)	24.15
Less distributions from:
Net realized gains	(13.14)	(3.09)	(3.95)	(2.58)	(2.32)
Total distributions	(13.14)	(3.09)	(3.95)	(2.58)	(2.32)
Net asset value, end of period	$207.63	$184.01	$125.88	$93.07	$96.71

Total Return[b]	20.50%	49.25%	39.75%	(1.49%)	32.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,389	$25,233	$22,439	$16,061	$22,940
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(0.69%)	(0.79%)	(0.60%)	(0.64%)
Total expenses	1.69%	1.82%	1.82%	1.72%	1.70%
Portfolio turnover rate	113%	192%	188%	178%	200%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2021, Telecommunications Fund returned 8.98%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned 21.57%.

The industries contributing the most were the communications equipment industry, the alternative carriers industry, and application software industry. The cable & satellite industry was the leading detractor from return for the period, followed by the movies & entertainment industry and integrated telecommunication services group.

Cisco Systems, Inc., Arista Networks, Inc., and Motorola Solutions, Inc. were the strongest performers for the year. Altice USA, Inc. - Class A, T-Mobile US, Inc., and Roku, Inc. - Class A detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Cisco Systems, Inc.	8.7%
Comcast Corp. — Class A	8.2%
Verizon Communications, Inc.	7.9%
AT&T, Inc.	7.1%
Charter Communications, Inc. — Class A	6.3%
T-Mobile US, Inc.	6.2%
Motorola Solutions, Inc.	3.6%
Arista Networks, Inc.	3.5%
Roku, Inc.	3.1%
Liberty Broadband Corp. — Class C	2.9%
Top Ten Total	57.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Telecommunications Fund	8.98%	6.25%	6.48%
S&P 500 Telecommunication Services Index	21.57%	11.49%	11.56%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

116 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Telecommunications - 65.4%
Cisco Systems, Inc.	9,577	$606,895
Verizon Communications, Inc.	10,589	550,204
AT&T, Inc.	20,045	493,107
T-Mobile US, Inc.*	3,736	433,301
Motorola Solutions, Inc.	933	253,496
Arista Networks, Inc.*	1,711	245,956
Ubiquiti, Inc.	524	160,711
Lumen Technologies, Inc.	10,657	133,745
Ciena Corp.*	1,703	131,080
Juniper Networks, Inc.	3,636	129,842
Frontier Communications Parent, Inc.*	3,408	100,502
America Movil SAB de CV — Class L ADR	4,379	92,441
BCE, Inc.	1,767	91,955
Nice Ltd. ADR*	302	91,687
Calix, Inc.*	1,118	89,406
Vodafone Group plc ADR	5,873	87,684
Iridium Communications, Inc.*	2,068	85,388
Vonage Holdings Corp.*	4,076	84,740
TELUS Corp.	3,488	82,212
Rogers Communications, Inc. — Class B	1,712	81,543
Viavi Solutions, Inc.*	4,364	76,894
Viasat, Inc.*	1,491	66,409
Telephone & Data Systems, Inc.	2,802	56,460
EchoStar Corp. — Class A*	2,132	56,178
CommScope Holding Company, Inc.*	5,033	55,564
Extreme Networks, Inc.*	3,518	55,233
InterDigital, Inc.	763	54,654
Gogo, Inc.*	3,307	44,744
Plantronics, Inc.*	1,392	40,841
NETGEAR, Inc.*	1,159	33,854
Total Telecommunications		4,566,726

Media - 25.0%
Comcast Corp. — Class A	11,382	572,856
Charter Communications, Inc. — Class A*	671	437,472
Liberty Broadband Corp. — Class C*	1,261	203,147
DISH Network Corp. — Class A*	4,710	152,793
Cable One, Inc.	71	125,205
Altice USA, Inc. — Class A*	6,302	101,966
Liberty Global plc — Class C*,1	3,344	93,933
Liberty Latin America Ltd. — Class C*	5,368	61,195
Total Media		1,748,567

Internet - 6.2%
Roku, Inc.*	953	217,475
F5, Inc.*	593	145,113
Cogent Communications Holdings, Inc.	934	68,350
Total Internet		430,938

Computers - 2.3%
Lumentum Holdings, Inc.*	974	103,020
NetScout Systems, Inc.*	1,734	57,361
Total Computers		160,381

Software - 0.7%
Bandwidth, Inc. — Class A*	710	50,949

Total Common Stocks
(Cost $5,886,576)		6,957,561

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$24,200	24,200
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	10,008	10,008
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	9,099	9,099
Total Repurchase Agreements
(Cost $43,307)		43,307

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	72,751	72,751
Total Securities Lending Collateral
(Cost $72,751)		72,751

Total Investments - 101.2%
(Cost $6,002,634)		$7,073,619
Other Assets & Liabilities, net - (1.2)%		(86,325)
Total Net Assets - 100.0%		$6,987,294

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,957,561	$—	$—	$6,957,561
Repurchase Agreements	—	43,307	—	43,307
Securities Lending Collateral	72,751	—	—	72,751
Total Assets	$7,030,312	$43,307	$—	$7,073,619

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $70,450 of securities loaned (cost $5,959,327)	$7,030,312
Repurchase agreements, at value (cost $43,307)	43,307
Receivables:
Dividends	2,453
Fund shares sold	1,121
Securities lending income	10
Total assets	7,077,203

Liabilities:
Payable for:
Return of securities lending collateral	72,751
Fund shares redeemed	6,399
Management fees	2,777
Transfer agent and administrative fees	879
Investor service fees	817
Portfolio accounting fees	326
Trustees’ fees*	34
Miscellaneous	5,926
Total liabilities	89,909
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,987,294

Net assets consist of:
Paid in capital	$6,524,027
Total distributable earnings (loss)	463,267
Net assets	$6,987,294
Capital shares outstanding	97,854
Net asset value per share	$71.41

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $776)	$74,778
Interest	7
Income from securities lending, net	160
Total investment income	74,945

Expenses:
Management fees	27,433
Investor service fees	8,069
Transfer agent and administrative fees	10,185
Professional fees	4,392
Portfolio accounting fees	3,227
Custodian fees	629
Trustees’ fees*	503
Miscellaneous	343
Total expenses	54,781
Net investment income	20,164

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	207,636
Net realized gain	207,636
Net change in unrealized appreciation (depreciation) on:
Investments	85,732
Net change in unrealized appreciation (depreciation)	85,732
Net realized and unrealized gain	293,368
Net increase in net assets resulting from operations	$313,532

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,164	$21,940
Net realized gain (loss) on investments	207,636	(148,445)
Net change in unrealized appreciation (depreciation) on investments	85,732	104,851
Net increase (decrease) in net assets resulting from operations	313,532	(21,654)

Distributions to shareholders	(21,703)	(20,039)

Capital share transactions:
Proceeds from sale of shares	11,029,073	6,222,410
Distributions reinvested	21,703	20,039
Cost of shares redeemed	(7,609,452)	(6,196,659)
Net increase from capital share transactions	3,441,324	45,790
Net increase in net assets	3,733,153	4,097

Net assets:
Beginning of year	3,254,141	3,250,044
End of year	$6,987,294	$3,254,141

Capital share activity:
Shares sold	156,204	102,385
Shares issued from reinvestment of distributions	300	328
Shares redeemed	(107,933)	(106,843)
Net increase (decrease) in shares	48,571	(4,130)

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$66.03	$60.85	$53.75	$58.48	$57.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.48	.37	.57	.37
Net gain (loss) on investments (realized and unrealized)	5.48	5.27 [c]	6.73	(3.51)	2.86
Total from investment operations	5.92	5.75	7.10	(2.94)	3.23
Less distributions from:
Net investment income	(.54)	(.57)	—	(.47)	(.77)
Net realized gains	—	—	—	(1.32)	(1.01)
Total distributions	(.54)	(.57)	—	(1.79)	(1.78)
Net asset value, end of period	$71.41	$66.03	$60.85	$53.75	$58.48

Total Return[b]	8.98%	9.49%	13.21%	(5.29%)	5.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,987	$3,254	$3,250	$3,230	$3,514
Ratios to average net assets:
Net investment income (loss)	0.62%	0.81%	0.63%	0.97%	0.65%
Total expenses	1.70%	1.82%	1.82%	1.73%	1.70%
Portfolio turnover rate	237%	258%	263%	365%	372%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2021, Transportation Fund returned 22.17%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Industrials Index returned 21.12%.

The automobile manufacturers industry was the largest contributor to the Fund’s return for the period, followed by the trucking industry and the railroad industry. The only detractor from return was the construction machinery & heavy trucks industry.

Tesla, Inc., Avis Budget Group, Inc., and General Motors Co. were the biggest contributors to performance for the year. QuantumScape Corp. - Class A, NIO, Inc. - Class A ADR, and Luminar Technologies, Inc. - Class A detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	11.5%
United Parcel Service, Inc. — Class B	4.7%
Union Pacific Corp.	4.4%
Uber Technologies, Inc.	3.2%
CSX Corp.	3.2%
General Motors Co.	3.1%
Ford Motor Co.	3.1%
Norfolk Southern Corp.	2.9%
FedEx Corp.	2.9%
Lucid Group, Inc.	2.6%
Top Ten Total	41.6%

“Ten Largest Holdings” excludes any temporary cash investments.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Transportation Fund	22.17%	15.43%	16.02%
S&P 500 Industrials Index	21.12%	12.80%	14.19%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	December 31, 2021
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Transportation - 37.2%
United Parcel Service, Inc. — Class B	1,497	$320,867
Union Pacific Corp.	1,197	301,560
CSX Corp.	5,757	216,463
Norfolk Southern Corp.	679	202,145
FedEx Corp.	775	200,446
Old Dominion Freight Line, Inc.	422	151,236
Expeditors International of Washington, Inc.	822	110,386
J.B. Hunt Transport Services, Inc.	536	109,558
CH Robinson Worldwide, Inc.	827	89,010
ZIM Integrated Shipping Services Ltd.	1,384	81,462
Canadian Pacific Railway Ltd.	1,116	80,312
Canadian National Railway Co.	618	75,928
Knight-Swift Transportation Holdings, Inc.	1,230	74,956
ZTO Express Cayman, Inc. ADR	2,612	73,711
XPO Logistics, Inc.*	913	70,694
Saia, Inc.*	197	66,395
Landstar System, Inc.	345	61,762
Ryder System, Inc.	609	50,200
Matson, Inc.	533	47,986
Kirby Corp.*	753	44,743
ArcBest Corp.	353	42,307
Werner Enterprises, Inc.	887	42,275
Atlas Air Worldwide Holdings, Inc.*	420	39,531
Total Transportation		2,553,933

Auto Manufacturers - 29.2%
Tesla, Inc.*	747	789,415
General Motors Co.*	3,627	212,651
Ford Motor Co.	10,190	211,646
Lucid Group, Inc.*,1	4,691	178,493
NIO, Inc. ADR*	3,994	126,530
XPeng, Inc. ADR*	2,009	101,113
Li Auto, Inc. ADR*	2,654	85,193
Ferrari N.V.	251	64,964
Toyota Motor Corp. ADR	346	64,114
TuSimple Holdings, Inc. — Class A*,1	1,788	64,100
Stellantis N.V.[1]	3,412	64,009
Fisker, Inc.*	2,984	46,938
Total Auto Manufacturers		2,009,166

Auto Parts & Equipment - 12.3%
Aptiv plc*	590	97,320
Lear Corp.	424	77,571
BorgWarner, Inc.	1,698	76,529
Magna International, Inc.	896	72,522
Autoliv, Inc.	681	70,422
Gentex Corp.	1,962	68,376
QuantumScape Corp.*,1	3,014	66,881
Fox Factory Holding Corp.*	373	63,447
Luminar Technologies, Inc.*	3,675	62,144
Goodyear Tire & Rubber Co.*	2,711	57,799
Adient plc*	1,049	50,226
Dana, Inc.	1,846	42,126
Visteon Corp.*	371	41,233
Total Auto Parts & Equipment		846,596

Airlines - 9.9%
Southwest Airlines Co.*	2,859	122,479
Delta Air Lines, Inc.*	3,094	120,913
United Airlines Holdings, Inc.*	2,069	90,581
American Airlines Group, Inc.*	4,585	82,347
Copa Holdings S.A. — Class A*	862	71,253
Alaska Air Group, Inc.*	1,176	61,270
JetBlue Airways Corp.*	3,553	50,595
Allegiant Travel Co. — Class A*	228	42,645
Spirit Airlines, Inc.*	1,657	36,205
Total Airlines		678,288

Internet - 4.6%
Uber Technologies, Inc.*	5,307	222,523
Lyft, Inc. — Class A*	2,230	95,288
Total Internet		317,811

Commercial Services - 3.5%
AMERCO	119	86,421
Avis Budget Group, Inc.*	379	78,593
GXO Logistics, Inc.*	827	75,117
Total Commercial Services		240,131

Home Builders - 2.1%
Thor Industries, Inc.	560	58,111
LCI Industries	300	46,761
Winnebago Industries, Inc.	524	39,258
Total Home Builders		144,130

Leisure Time - 0.8%
Harley-Davidson, Inc.	1,504	56,686

Total Common Stocks
(Cost $2,931,802)		6,846,741

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$23,626	23,626
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	9,771	9,771
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	8,883	8,883
Total Repurchase Agreements
(Cost $42,280)		42,280

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 3.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	267,962	$267,962
Total Securities Lending Collateral
(Cost $267,962)		267,962

Total Investments - 104.1%
(Cost $3,242,044)		$7,156,983
Other Assets & Liabilities, net - (4.1)%		(284,637)
Total Net Assets - 100.0%		$6,872,346

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,846,741	$—	$—	$6,846,741
Repurchase Agreements	—	42,280	—	42,280
Securities Lending Collateral	267,962	—	—	267,962
Total Assets	$7,114,703	$42,280	$—	$7,156,983

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $257,891 of securities loaned (cost $3,199,764)	$7,114,703
Repurchase agreements, at value (cost $42,280)	42,280
Cash	290
Receivables:
Fund shares sold	184,503
Dividends	1,000
Securities lending income	151
Total assets	7,342,927

Liabilities:
Payable for:
Return of securities lending collateral	267,962
Securities purchased	171,049
Fund shares redeemed	10,233
Management fees	5,132
Transfer agent and administrative fees	1,624
Investor service fees	1,510
Portfolio accounting fees	604
Trustees’ fees*	69
Miscellaneous	12,398
Total liabilities	470,581
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,872,346

Net assets consist of:
Paid in capital	$3,157,466
Total distributable earnings (loss)	3,714,880
Net assets	$6,872,346
Capital shares outstanding	55,053
Net asset value per share	$124.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,062)	$117,425
Interest	17
Income from securities lending, net	4,352
Total investment income	121,794

Expenses:
Management fees	61,711
Investor service fees	18,150
Transfer agent and administrative fees	23,233
Professional fees	10,150
Portfolio accounting fees	7,260
Trustees’ fees*	1,253
Custodian fees	1,197
Miscellaneous	228
Total expenses	123,182
Net investment loss	(1,388)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,334,033
Net realized gain	1,334,033
Net change in unrealized appreciation (depreciation) on:
Investments	180,980
Net change in unrealized appreciation (depreciation)	180,980
Net realized and unrealized gain	1,515,013
Net increase in net assets resulting from operations	$1,513,625

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,388)	$(41,154)
Net realized gain on investments	1,334,033	648,487
Net change in unrealized appreciation (depreciation) on investments	180,980	1,396,690
Net increase in net assets resulting from operations	1,513,625	2,004,023

Distributions to shareholders	(355,469)	(136,588)

Capital share transactions:
Proceeds from sale of shares	24,446,599	16,952,118
Distributions reinvested	355,469	136,588
Cost of shares redeemed	(26,987,754)	(15,779,384)
Net increase (decrease) from capital share transactions	(2,185,686)	1,309,322
Net increase (decrease) in net assets	(1,027,530)	3,176,757

Net assets:
Beginning of year	7,899,876	4,723,119
End of year	$6,872,346	$7,899,876

Capital share activity:
Shares sold	205,665	197,784
Shares issued from reinvestment of distributions	3,211	1,768
Shares redeemed	(226,056)	(185,869)
Net increase (decrease) in shares	(17,180)	13,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$109.37	$80.67	$66.01	$86.15	$70.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.72)	.09	(.16)	(.43)
Net gain (loss) on investments (realized and unrealized)	23.27	32.30	14.60	(16.55)	15.99
Total from investment operations	23.25	31.58	14.69	(16.71)	15.56
Less distributions from:
Net investment income	—	(.14)	—	—	(.22)
Net realized gains	(7.79)	(2.74)	(.03)	(3.43)	—
Total distributions	(7.79)	(2.88)	(.03)	(3.43)	(.22)
Net asset value, end of period	$124.83	$109.37	$80.67	$66.01	$86.15

Total Return[b]	22.17%	40.62%	22.24%	(20.05%)	22.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,872	$7,900	$4,723	$4,167	$11,739
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.86%)	0.11%	(0.19%)	(0.56%)
Total expenses	1.70%	1.82%	1.83%	1.72%	1.70%
Portfolio turnover rate	326%	373%	277%	237%	308%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2021, Utilities Fund returned 14.52%, compared with a return of 28.71% for the S&P 500 Index. The S&P 500 Utilities Index returned 17.67%.

The electric utilities industry was the largest contributor to return for the period, followed by the multi-utilities industry and the gas utilities industry. The renewable electricity industry was the only detractor from return.

NextEra Energy, Inc., Exelon Corp., and Duke Energy Corp. were the best-performing holdings over the one-year period. Sunnova Energy International, Inc., Ormat Technologies, Inc., and Pinnacle West Capital Corp. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	6.4%
Duke Energy Corp.	4.3%
Southern Co.	4.1%
Dominion Energy, Inc.	3.7%
Exelon Corp.	3.6%
American Electric Power Company, Inc.	3.2%
Sempra Energy	3.1%
Xcel Energy, Inc.	2.8%
American Water Works Company, Inc.	2.8%
Public Service Enterprise Group, Inc.	2.8%
Top Ten Total	36.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Utilities Fund	14.52%	8.30%	8.53%
S&P 500 Utilities Index	17.67%	11.76%	11.06%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

130 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Electric - 82.3%
NextEra Energy, Inc.	9,221	$860,872
Duke Energy Corp.	5,460	572,754
Southern Co.	7,980	547,268
Dominion Energy, Inc.	6,403	503,020
Exelon Corp.	8,460	488,650
American Electric Power Company, Inc.	4,779	425,188
Sempra Energy	3,120	412,714
Xcel Energy, Inc.	5,592	378,578
Public Service Enterprise Group, Inc.	5,557	370,819
Eversource Energy	3,909	355,641
Consolidated Edison, Inc.	4,097	349,556
WEC Energy Group, Inc.	3,584	347,899
Edison International	4,742	323,641
PG&E Corp.*	25,612	310,930
FirstEnergy Corp.	7,420	308,598
PPL Corp.	10,113	303,997
DTE Energy Co.	2,532	302,675
Entergy Corp.	2,685	302,465
Ameren Corp.	3,395	302,189
Avangrid, Inc.	5,755	287,059
CMS Energy Corp.	4,202	273,340
CenterPoint Energy, Inc.	9,531	266,010
AES Corp.	10,430	253,449
Evergy, Inc.	3,676	252,210
Alliant Energy Corp.	4,058	249,445
Vistra Corp.	9,619	219,025
NRG Energy, Inc.	4,938	212,729
Pinnacle West Capital Corp.	2,584	182,405
OGE Energy Corp.	4,641	178,122
IDACORP, Inc.	1,345	152,402
Portland General Electric Co.	2,588	136,957
Ormat Technologies, Inc.	1,702	134,969
Black Hills Corp.	1,906	134,506
Hawaiian Electric Industries, Inc.	3,218	133,547
PNM Resources, Inc.	2,756	125,701
Avista Corp.	2,596	110,304
Total Electric		11,069,634

Gas - 10.6%
Atmos Energy Corp.	2,328	243,904
NiSource, Inc.	7,643	211,023
UGI Corp.	4,338	199,158
National Fuel Gas Co.	2,428	155,246
ONE Gas, Inc.	1,693	131,360
Southwest Gas Holdings, Inc.	1,852	129,733
New Jersey Resources Corp.	3,056	125,479
Spire, Inc.	1,794	117,005
South Jersey Industries, Inc.	4,182	109,234
Total Gas		1,422,142

Water - 4.6%
American Water Works Company, Inc.	1,994	376,587
Essential Utilities, Inc.	4,444	238,598
Total Water		615,185

Building Materials - 1.2%
MDU Resources Group, Inc.	5,141	158,549

Energy-Alternate Sources - 0.8%
Sunnova Energy International, Inc.*	3,787	105,733

Total Common Stocks
(Cost $6,421,514)		13,371,243

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$45,159	45,159
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	18,677	18,677
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	16,979	16,979
Total Repurchase Agreements
(Cost $80,815)		80,815

Total Investments - 100.1%
(Cost $6,502,329)		$13,452,058
Other Assets & Liabilities, net - (0.1)%		(7,829)
Total Net Assets - 100.0%		$13,444,229

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,371,243	$—	$—	$13,371,243
Repurchase Agreements	—	80,815	—	80,815
Total Assets	$13,371,243	$80,815	$—	$13,452,058

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $6,421,514)	$13,371,243
Repurchase agreements, at value (cost $80,815)	80,815
Receivables:
Fund shares sold	160,722
Dividends	22,382
Total assets	13,635,162

Liabilities:
Payable for:
Securities purchased	153,386
Management fees	8,632
Transfer agent and administrative fees	2,732
Investor service fees	2,539
Fund shares redeemed	2,077
Portfolio accounting fees	1,015
Trustees’ fees*	114
Miscellaneous	20,438
Total liabilities	190,933
Commitments and contingent liabilities (Note 9)	—
Net assets	$13,444,229

Net assets consist of:
Paid in capital	$7,473,411
Total distributable earnings (loss)	5,970,818
Net assets	$13,444,229
Capital shares outstanding	385,674
Net asset value per share	$34.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$340,404
Interest	19
Income from securities lending, net	3
Total investment income	340,426

Expenses:
Management fees	96,018
Investor service fees	28,241
Transfer agent and administrative fees	35,854
Portfolio accounting fees	11,296
Professional fees	10,702
Trustees’ fees*	1,860
Custodian fees	1,564
Line of credit fees	17
Miscellaneous	5,475
Total expenses	191,027
Net investment income	149,399

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	611,686
Net realized gain	611,686
Net change in unrealized appreciation (depreciation) on:
Investments	696,275
Net change in unrealized appreciation (depreciation)	696,275
Net realized and unrealized gain	1,307,961
Net increase in net assets resulting from operations	$1,457,360

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$149,399	$187,407
Net realized gain (loss) on investments	611,686	(77,867)
Net change in unrealized appreciation (depreciation) on investments	696,275	(1,747,746)
Net increase (decrease) in net assets resulting from operations	1,457,360	(1,638,206)

Distributions to shareholders	(183,488)	(476,044)

Capital share transactions:
Proceeds from sale of shares	15,145,146	22,322,981
Distributions reinvested	183,488	476,044
Cost of shares redeemed	(14,959,733)	(24,918,248)
Net increase (decrease) from capital share transactions	368,901	(2,119,223)
Net increase (decrease) in net assets	1,642,773	(4,233,473)

Net assets:
Beginning of year	11,801,456	16,034,929
End of year	$13,444,229	$11,801,456

Capital share activity:
Shares sold	464,990	689,994
Shares issued from reinvestment of distributions	5,730	16,275
Shares redeemed	(466,596)	(799,726)
Net increase (decrease) in shares	4,124	(93,457)

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$30.93	$33.76	$28.43	$27.97	$26.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.41	.39	.43	.42
Net gain (loss) on investments (realized and unrealized)	4.02	(2.20)	5.01	.62 [c]	2.42
Total from investment operations	4.45	(1.79)	5.40	1.05	2.84
Less distributions from:
Net investment income	(.52)	(.55)	(.07)	(.46)	(.55)
Net realized gains	—	(.49)	—	(.13)	(.56)
Total distributions	(.52)	(1.04)	(.07)	(.59)	(1.11)
Net asset value, end of period	$34.86	$30.93	$33.76	$28.43	$27.97

Total Return[b]	14.52%	(5.13%)	19.01%	3.78%	11.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,444	$11,801	$16,035	$19,320	$14,670
Ratios to average net assets:
Net investment income (loss)	1.32%	1.34%	1.22%	1.54%	1.48%
Total expenses	1.69%	1.82%	1.82%	1.73%	1.70%
Portfolio turnover rate	110%	151%	144%	299%	183%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sale and repurchase of fund shares in relation to fluctuating market value of investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

136 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE RYDEX FUNDS ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.07% at December 31, 2021.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

138 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$53,477	$—	$53,477
Basic Materials Fund	317,591	—	317,591
Biotechnology Fund	1,075,198	945,154	2,020,352
Consumer Products Fund	128,528	—	128,528
Electronics Fund	362,868	335,106	697,974
Energy Fund	124,279	—	124,279
Energy Services Fund	13,358	—	13,358
Financial Services Fund	97,600	293,514	391,114
Health Care Fund	399,429	793,860	1,193,289
Internet Fund	932,998	409,954	1,342,952
Leisure Fund	176,601	4,858	181,459
Precious Metals Fund	831,432	—	831,432
Real Estate Fund	81,373	—	81,373
Retailing Fund	443,462	9,031	452,493
Technology Fund	796,319	842,469	1,638,788
Telecommunications Fund	21,703	—	21,703
Transportation Fund	355,469	—	355,469
Utilities Fund	183,488	—	183,488

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$50,080	$—	$50,080
Basic Materials Fund	118,312	4,970	123,282
Biotechnology Fund	497,628	1,317,400	1,815,028
Consumer Products Fund	361,621	23,338	384,959
Electronics Fund	143,071	—	143,071
Energy Fund	99,610	—	99,610
Energy Services Fund	20,199	—	20,199
Financial Services Fund	273,816	74,202	348,018
Health Care Fund	—	517,189	517,189
Internet Fund	3,907	203,727	207,634
Leisure Fund	176,143	264	176,407
Precious Metals Fund	1,145,954	—	1,145,954
Real Estate Fund	437,926	—	437,926
Technology Fund	299,686	156,434	456,120
Telecommunications Fund	20,039	—	20,039
Transportation Fund	6,788	129,800	136,588
Utilities Fund	252,875	223,169	476,044

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$65,582	$—	$2,012,371	$(156,870)	$—	$1,921,083
Basic Materials Fund	211,818	—	4,113,343	—	—	4,325,161
Biotechnology Fund	—	1,396,614	8,438,338	—	—	9,834,952
Consumer Products Fund	253,942	576,959	6,065,774	—	—	6,896,675
Electronics Fund	326,501	45,380	10,165,925	—	—	10,537,806
Energy Fund	273,110	—	3,489,382	(8,148,368)	—	(4,385,876)
Energy Services Fund	15,025	—	(984,810)	(9,403,535)	—	(10,373,320)
Financial Services Fund	927,457	112,923	6,312,042	—	7,485	7,359,907
Health Care Fund	325,376	674,197	11,943,476	—	—	12,943,049
Internet Fund	—	1,179,293	4,025,814	—	—	5,205,107
Leisure Fund	—	—	2,187,706	—	—	2,187,706
Precious Metals Fund	93,847	—	4,393,410	(14,550,266)	(86,192)	(10,149,201)
Real Estate Fund	331,352	78,093	4,893,240	—	—	5,302,685
Retailing Fund	104,064	—	1,667,482	—	—	1,771,546
Technology Fund	365,528	1,432,132	16,550,189	—	—	18,347,849
Telecommunications Fund	21,294	—	577,192	(135,219)	—	463,267
Transportation Fund	439,796	—	3,275,084	—	—	3,714,880
Utilities Fund	153,318	97,547	5,719,953	—	—	5,970,818

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Banking Fund	$(156,870)	$—	$(156,870)
Energy Fund	(428,240)	(7,720,128)	(8,148,368)
Energy Services Fund	(1,159,147)	(8,244,388)	(9,403,535)
Precious Metals Fund	(3,595,782)	(10,954,484)	(14,550,266)
Telecommunications Fund	(60,667)	(74,552)	(135,219)

For the year ended December 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Banking Fund	$290,586
Energy Fund	388,152
Precious Metals Fund	157,651
Real Estate Fund	84,048
Telecommunications Fund	162,841
Utilities Fund	125,063

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, foreign capital gains taxes, and corporate actions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$396,648	$(396,648)
Biotechnology Fund	1,948,121	(1,948,121)
Consumer Products Fund	659,472	(659,472)
Electronics Fund	930,316	(930,316)
Financial Services Fund	(1)	1
Health Care Fund	1,292,292	(1,292,292)
Internet Fund	1,850,901	(1,850,901)
Leisure Fund	599,069	(599,069)
Real Estate Fund	111,278	(111,278)
Retailing Fund	783,938	(783,938)
Technology Fund	1,078,772	(1,078,772)
Telecommunications Fund	(846)	846
Transportation Fund	1,114,386	(1,114,386)
Utilities Fund	230,992	(230,992)

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$4,962,242	$2,012,885	$(514)	$2,012,371
Basic Materials Fund	5,488,856	4,114,592	(1,249)	4,113,343
Biotechnology Fund	14,439,876	9,228,935	(790,597)	8,438,338
Consumer Products Fund	9,852,181	6,112,930	(47,156)	6,065,774
Electronics Fund	6,659,374	10,223,822	(57,897)	10,165,925
Energy Fund	12,989,494	3,722,828	(233,446)	3,489,382
Energy Services Fund	10,298,702	—	(984,810)	(984,810)
Financial Services Fund	12,035,458	6,368,496	(56,454)	6,312,042
Health Care Fund	11,975,589	12,055,658	(112,182)	11,943,476
Internet Fund	5,244,220	4,300,480	(274,666)	4,025,814
Leisure Fund	4,029,314	2,239,233	(51,527)	2,187,706
Precious Metals Fund	17,404,869	4,515,920	(122,510)	4,393,410
Real Estate Fund	9,825,573	4,924,080	(30,840)	4,893,240
Retailing Fund	5,083,135	1,763,766	(96,284)	1,667,482
Technology Fund	14,107,341	16,765,918	(215,729)	16,550,189
Telecommunications Fund	6,496,427	617,137	(39,945)	577,192
Transportation Fund	3,881,899	3,275,084	—	3,275,084
Utilities Fund	7,732,105	5,745,362	(25,409)	5,719,953

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Securities Transactions

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$31,259,263	$29,981,409
Basic Materials Fund	13,388,452	13,932,124
Biotechnology Fund	27,666,354	29,945,450
Consumer Products Fund	22,307,159	23,650,152
Electronics Fund	26,793,188	26,519,281
Energy Fund	56,704,550	50,016,098
Energy Services Fund	32,055,924	26,776,106
Financial Services Fund	32,655,746	29,635,884
Health Care Fund	23,210,474	24,087,471
Internet Fund	15,977,765	20,658,446
Leisure Fund	19,536,194	24,334,104
Precious Metals Fund	28,862,558	28,705,512
Real Estate Fund	20,634,640	15,502,643
Retailing Fund	24,381,261	25,284,808
Technology Fund	30,329,709	29,915,015
Telecommunications Fund	11,585,034	8,163,136
Transportation Fund	23,741,462	26,254,359
Utilities Fund	12,807,012	12,464,010

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$4,806,394	$6,330,638	$34,762
Basic Materials Fund	1,896,894	3,739,997	97,108
Biotechnology Fund	2,671,652	2,629,273	168,239
Consumer Products Fund	3,610,559	2,133,947	132,047
Electronics Fund	3,974,103	6,561,279	317,451
Energy Fund	6,630,142	9,519,111	(80,234)
Energy Services Fund	3,732,896	6,433,065	(49,957)
Financial Services Fund	6,395,329	7,576,644	173,396
Health Care Fund	3,727,039	3,516,122	165,844
Internet Fund	3,752,582	4,337,572	576,414
Leisure Fund	4,130,971	3,800,776	127,371
Precious Metals Fund	5,595,643	5,490,676	(138,173)
Real Estate Fund	3,862,566	2,311,823	(1,636)
Retailing Fund	4,998,553	6,565,003	216,352
Technology Fund	4,865,927	5,182,941	579,931
Telecommunications Fund	1,621,551	1,778,828	6,956
Transportation Fund	4,289,488	5,708,935	344,005
Utilities Fund	2,370,733	2,586,281	144,039

THE RYDEX FUNDS ANNUAL REPORT | 143

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bill
0.05%			0.00%
Due 01/03/22	$49,381,431	$49,381,637	Due 03/24/22	$42,951,000	$42,945,030

			U.S. Treasury Notes
			0.25% - 1.88%
			Due 04/30/22 - 05/31/25	7,448,600	7,424,085
				50,399,600	50,369,115

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 01/03/22	20,422,689	20,422,706	Due 04/15/25	19,484,213	20,831,249

BofA Securities, Inc.			U.S. Treasury Note
0.02%			0.50%
Due 01/03/22	18,566,081	18,566,112	Due 06/30/27	19,794,100	18,937,411

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$42,750	$(42,750)	$—	$44,472		$—	$44,472
Basic Materials Fund	282,608	(282,608)	—	288,178		—	288,178
Biotechnology Fund	190,437	(185,516)	4,921	185,516	*	—	185,516
Consumer Products Fund	189,680	(189,680)	—	196,849		—	196,849
Electronics Fund	238,984	(238,984)	—	248,297		—	248,297
Energy Fund	223,215	(223,215)	—	230,789		—	230,789
Energy Services Fund	88,721	(88,721)	—	90,317		—	90,317
Financial Services Fund	76,174	(76,174)	—	79,742		—	79,742
Health Care Fund	34,348	(34,348)	—	35,183		—	35,183
Internet Fund	104,169	(104,169)	—	107,608		—	107,608
Leisure Fund	94,426	(94,426)	—	100,754		—	100,754
Precious Metals Fund	583,855	(583,855)	—	598,852		—	598,852
Real Estate Fund	35,056	(35,056)	—	36,982		—	36,982
Retailing Fund	113,310	(113,310)	—	118,463		—	118,463
Technology Fund	165,188	(165,188)	—	175,468		—	175,468
Telecommunications Fund	70,450	(70,450)	—	72,751		—	72,751
Transportation Fund	257,891	(257,891)	—	267,962		—	267,962

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to December 31, 2021, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2021. The Funds did not have any borrowings outstanding under this agreement at December 31, 2021.

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2021, were as follows:

Fund	Average Daily Balance
Banking Fund	$129
Biotechnology Fund	4,885
Consumer Products Fund	3
Electronics Fund	1,312
Energy Fund	8,663
Energy Services Fund	4,277
Financial Services Fund	2,444
Health Care Fund	781
Internet Fund	482
Leisure Fund	611
Precious Metals Fund	271
Real Estate Fund	488
Retailing Fund	1,389
Technology Fund	307
Telecommunications Fund	156
Transportation Fund	551
Utilities Fund	1,342

Note 9 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management

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NOTES TO FINANCIAL STATEMENTS (continued)

Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 10 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Variable Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 28, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

Precious Metals Fund intends to designate $44,677 of foreign tax withholding on foreign source income of $320,344.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2021, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Banking Fund	100.00%
Basic Materials Fund	33.11%
Biotechnology Fund	16.75%
Consumer Products Fund	100.00%
Electronics Fund	27.17%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	45.03%
Internet Fund	2.60%
Leisure Fund	30.89%
Precious Metals Fund	14.20%
Real Estate Fund	2.79%
Retailing Fund	10.42%
Technology Fund	26.68%
Telecommunications Fund	100.00%
Transportation Fund	10.96%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$—	$369,990
Biotechnology Fund	945,154	2,155,764
Consumer Products Fund	—	659,472
Electronics Fund	335,106	930,316
Financial Services Fund	293,514	—
Health Care Fund	793,860	1,293,396
Internet Fund	409,954	1,933,283
Leisure Fund	4,858	154,331
Real Estate Fund	—	111,276
Retailing Fund	9,031	554,643
Technology Fund	842,469	1,078,772
Transportation Fund	—	686,516
Utilities Fund	—	230,992

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OTHER INFORMATION (Unaudited)(concluded)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	156

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	155

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	155

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	156

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	155

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

155

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	155	Former: Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2021

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-ANN-1221x1222

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	29
INVERSE NASDAQ-100® STRATEGY FUND	38
S&P 500® 2x STRATEGY FUND	45
NASDAQ-100® 2x STRATEGY FUND	57
MID-CAP 1.5x STRATEGY FUND	66
INVERSE MID-CAP STRATEGY FUND	77
RUSSELL 2000® 2x STRATEGY FUND	84
RUSSELL 2000® 1.5x STRATEGY FUND	110
INVERSE RUSSELL 2000® STRATEGY FUND	136
DOW 2x STRATEGY FUND	143
INVERSE DOW 2x STRATEGY FUND	151
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	158
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	165
HIGH YIELD STRATEGY FUND	173
U.S. GOVERNMENT MONEY MARKET FUND	181
NOTES TO FINANCIAL STATEMENTS	187
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	208
OTHER INFORMATION	209
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	211
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	217

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Fund” or “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2021

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2021

During the 12-month period ended December 31, 2021, the S&P 500 Index reached all-time highs as investors largely brushed off concerns about new COVID-19 variants, global supply chain disruptions, inflationary fears, and other worrying factors that resulted in little more than brief selloffs before the index resumed its upward march.

The economic recovery made considerable progress in 2021 with the help of COVID-19 vaccines and enormous policy stimulus. We expect policymakers, led by the Federal Reserve (the “Fed”), will begin to scale back their support in 2022. However, because of their dovish policy framework, the Fed is deliberately “behind the curve.” As such, we expect real interest rates could remain negative in the near term, supporting above-potential economic growth and risk asset returns. Eventually an overheated economy will require that the Fed apply the brakes more firmly, but we believe that will be a greater concern in 2023.

U.S. real gross domestic product (“GDP”) slowed to 2.3% in the third quarter of 2021, but output has now fully recovered and now exceeds its supply side potential. We believe growth could bounce back to a robust 6–7% in the fourth quarter and remain well above potential in 2022, which would ensure a continued rapid decline in the unemployment rate.

A rapidly tightening labor market will put further pressure on wages, which are already surging. The Employment Cost Index, which is a measure of wage growth given that it controls for compositional changes (e.g. low paid industries losing jobs disproportionately), saw the largest quarterly gain in over 30 years in the third quarter reading. The share of businesses reporting plans to raise wages is also spiking, which suggests that further wage gains are in the pipeline.

As a result, the inflation narrative is evolving from a focus on the series of “transitory” shocks of 2021 to a focus on accelerating wage growth and housing inflation. While we believe that overall inflation will slow in 2022 as durable goods prices recede, core inflation should remain meaningfully above the Fed’s 2.0% target. We therefore expect that the Fed will deliver four rate increases in 2022, starting in March, and begin the process of quantitative tightening.

A key risk to our positive outlook is China, where massive property and credit imbalances threaten to unravel. Real GDP growth in 2021 slowed to a pace of just 4.0%, the weakest in the modern era excluding the first half of 2020. However, Chinese policymakers appear ready to step in to support faster growth. Separately, while the Omicron variant of COVID-19 has produced record cases, reduced severity and vaccines/treatments may portend only a modest drag on growth.

For the 12-month period ended December 31, 2021, the S&P 500® Index* returned 28.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.26%. The return of the MSCI Emerging Markets Index* was -2.54%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -1.54% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 5.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2021 and ending December 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.58%	16.42%	$ 1,000.00	$ 1,164.20	$ 8.62
Inverse S&P 500® Strategy Fund	1.65%	(12.25%)	1,000.00	877.50	7.81
NASDAQ-100® Fund	1.61%	11.55%	1,000.00	1,115.50	8.58
Inverse NASDAQ-100® Strategy Fund	1.68%	(13.01%)	1,000.00	869.90	7.92
S&P 500® 2x Strategy Fund	1.69%	21.81%	1,000.00	1,218.10	9.45
NASDAQ-100® 2x Strategy Fund	1.72%	23.38%	1,000.00	1,233.80	9.68
Mid-Cap 1.5x Strategy Fund	1.67%	7.65%	1,000.00	1,076.50	8.74
Inverse Mid-Cap Strategy Fund	1.63%	(7.65%)	1,000.00	923.50	7.90
Russell 2000® 2x Strategy Fund	1.71%	(5.94%)	1,000.00	940.60	8.36
Russell 2000® 1.5x Strategy Fund	1.68%	(4.98%)	1,000.00	950.20	8.26
Inverse Russell 2000® Strategy Fund	1.68%	(0.79%)	1,000.00	992.10	8.44
Dow 2x Strategy Fund	1.71%	10.61%	1,000.00	1,106.10	9.08
Inverse Dow 2x Strategy Fund	1.67%	(13.92%)	1,000.00	860.80	7.83
Government Long Bond 1.2x Strategy Fund	1.27%	5.19%	1,000.00	1,051.90	6.57
Inverse Government Long Bond Strategy Fund	3.29%	(6.91%)	1,000.00	930.90	16.01
High Yield Strategy Fund	1.51%	(0.21%)	1,000.00	997.90	7.60
U.S. Government Money Market Fund	0.07%	0.00%	1,000.00	1,000.00	0.35

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.58%	5.00%	$ 1,000.00	$ 1,017.24	$ 8.03
Inverse S&P 500® Strategy Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
NASDAQ-100® Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Inverse NASDAQ-100® Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P 500® 2x Strategy Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
NASDAQ-100® 2x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Mid-Cap 1.5x Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Inverse Mid-Cap Strategy Fund	1.63%	5.00%	1,000.00	1,016.99	8.29
Russell 2000® 2x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Russell 2000® 1.5x Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Inverse Russell 2000® Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Dow 2x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Inverse Dow 2x Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Government Long Bond 1.2x Strategy Fund	1.27%	5.00%	1,000.00	1,018.80	6.46
Inverse Government Long Bond Strategy Fund	3.29%	5.00%	1,000.00	1,008.62	16.66
High Yield Strategy Fund	1.51%	5.00%	1,000.00	1,017.59	7.68
U.S. Government Money Market Fund	0.07%	5.00%	1,000.00	1,024.85	0.36

[1]

This ratio represents annualized net expenses, which includes interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.62%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2021 to December 31, 2021.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 42.18%, while the S&P 500 Index returned 28.71% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Financials, and Health Care.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Walt Disney Co., PayPal Holdings, Inc., and Global Payments, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	7.9%
Apple, Inc.	5.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.0%
Microsoft Corp.	4.8%
Amazon.com, Inc.	2.7%
Alphabet, Inc. — Class A	1.6%
Tesla, Inc.	1.6%
Alphabet, Inc. — Class C	1.5%
Meta Platforms, Inc. — Class A	1.5%
NVIDIA Corp.	1.4%
Top Ten Total	33.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Nova Fund	42.18%	23.95%	21.92%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
NOVA FUND

	Shares	Value
COMMON STOCKS† - 76.0%

Technology - 19.3%
Apple, Inc.	18,669	$3,315,054
Microsoft Corp.	8,993	3,024,526
NVIDIA Corp.	2,994	880,565
Broadcom, Inc.	493	328,047
Adobe, Inc.*	570	323,224
Accenture plc — Class A	756	313,400
salesforce.com, Inc.*	1,172	297,840
Intel Corp.	4,871	250,856
QUALCOMM, Inc.	1,342	245,412
Intuit, Inc.	339	218,052
Texas Instruments, Inc.	1,106	208,448
Advanced Micro Devices, Inc.*	1,447	208,223
Applied Materials, Inc.	1,082	170,264
Oracle Corp.	1,932	168,490
ServiceNow, Inc.*	238	154,488
International Business Machines Corp.	1,074	143,551
Micron Technology, Inc.	1,339	124,728
Lam Research Corp.	169	121,536
Analog Devices, Inc.	644	113,196
Fidelity National Information Services, Inc.	730	79,680
KLA Corp.	181	77,850
Autodesk, Inc.*	263	73,953
Fiserv, Inc.*	712	73,898
NXP Semiconductor N.V.	319	72,662
Synopsys, Inc.*	183	67,436
Xilinx, Inc.	296	62,761
Activision Blizzard, Inc.	933	62,073
Roper Technologies, Inc.	126	61,974
Cadence Design Systems, Inc.*	331	61,682
MSCI, Inc. — Class A	99	60,656
Fortinet, Inc.*	162	58,223
Microchip Technology, Inc.	664	57,808
Cognizant Technology Solutions Corp. — Class A	629	55,805
Paychex, Inc.	384	52,416
HP, Inc.	1,381	52,022
EPAM Systems, Inc.*	68	45,455
Electronic Arts, Inc.	339	44,714
ANSYS, Inc.*	104	41,716
Zebra Technologies Corp. — Class A*	64	38,093
Cerner Corp.	352	32,690
Teradyne, Inc.	194	31,725
Skyworks Solutions, Inc.	198	30,718
Seagate Technology Holdings plc	245	27,680
Tyler Technologies, Inc.*	48	25,822
Monolithic Power Systems, Inc.	52	25,653
Broadridge Financial Solutions, Inc.	139	25,412
Hewlett Packard Enterprise Co.	1,567	24,712
NetApp, Inc.	268	24,653
Take-Two Interactive Software, Inc.*	138	24,525
Western Digital Corp.*	373	24,323
Paycom Software, Inc.*	58	24,081
Akamai Technologies, Inc.*	195	22,823
Qorvo, Inc.*	132	20,643
Ceridian HCM Holding, Inc.*	163	17,027
PTC, Inc.*	126	15,265
Leidos Holdings, Inc.	168	14,935
Jack Henry & Associates, Inc.	89	14,862
Citrix Systems, Inc.	148	13,999
DXC Technology Co.*	302	9,721
IPG Photonics Corp.*	43	7,402
Total Technology		12,269,448

Consumer, Non-cyclical - 15.1%
UnitedHealth Group, Inc.	1,128	566,414
Johnson & Johnson	3,153	539,384
Procter & Gamble Co.	2,899	474,218
Pfizer, Inc.	6,723	396,993
Thermo Fisher Scientific, Inc.	472	314,937
Abbott Laboratories	2,117	297,947
PepsiCo, Inc.	1,656	287,664
AbbVie, Inc.	2,118	286,777
Coca-Cola Co.	4,655	275,623
PayPal Holdings, Inc.*	1,407	265,332
Eli Lilly & Co.	951	262,685
Danaher Corp.	762	250,706
Merck & Company, Inc.	3,026	231,913
Philip Morris International, Inc.	1,864	177,080
Medtronic plc	1,612	166,761
Bristol-Myers Squibb Co.	2,658	165,726
CVS Health Corp.	1,581	163,096
Intuitive Surgical, Inc.*	428	153,780
Amgen, Inc.	674	151,630
Zoetis, Inc.	566	138,121
S&P Global, Inc.	288	135,916
Anthem, Inc.	291	134,890
Automatic Data Processing, Inc.	505	124,523
Mondelez International, Inc. — Class A	1,671	110,804
Gilead Sciences, Inc.	1,503	109,133
Stryker Corp.	402	107,503
Moderna, Inc.*	423	107,434
Altria Group, Inc.	2,201	104,305
Estee Lauder Companies, Inc. — Class A	278	102,916
Edwards Lifesciences Corp.*	748	96,903
Cigna Corp.	397	91,163
Becton Dickinson and Co.	344	86,509
Colgate-Palmolive Co.	1,010	86,193
Regeneron Pharmaceuticals, Inc.*	127	80,203
Moody’s Corp.	193	75,382
HCA Healthcare, Inc.	287	73,736
Boston Scientific Corp.*	1,707	72,513
Humana, Inc.	154	71,434
Illumina, Inc.*	187	71,142
Vertex Pharmaceuticals, Inc.*	305	66,978
IDEXX Laboratories, Inc.*	101	66,505
IQVIA Holdings, Inc.*	229	64,610
IHS Markit Ltd.	478	63,536
Dexcom, Inc.*	116	62,286
Centene Corp.*	699	57,598
Kimberly-Clark Corp.	403	57,596
Align Technology, Inc.*	87	57,175

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NOVA FUND

	Shares	Value
Baxter International, Inc.	600	$51,504
Constellation Brands, Inc. — Class A	197	49,441
General Mills, Inc.	726	48,918
Sysco Corp.	614	48,230
Global Payments, Inc.	348	47,043
Cintas Corp.	105	46,533
ResMed, Inc.	175	45,584
McKesson Corp.	183	45,488
Archer-Daniels-Midland Co.	669	45,218
Verisk Analytics, Inc. — Class A	193	44,145
Monster Beverage Corp.*	449	43,122
Equifax, Inc.	146	42,747
Biogen, Inc.*	176	42,226
West Pharmaceutical Services, Inc.	89	41,742
Corteva, Inc.	873	41,275
Kroger Co.	811	36,706
Laboratory Corporation of America Holdings*	115	36,134
Hershey Co.	174	33,664
Gartner, Inc.*	99	33,098
Zimmer Biomet Holdings, Inc.	250	31,760
Tyson Foods, Inc. — Class A	353	30,767
Kraft Heinz Co.	851	30,551
PerkinElmer, Inc.	151	30,360
Church & Dwight Company, Inc.	292	29,930
STERIS plc	120	29,209
McCormick & Company, Inc.	299	28,886
United Rentals, Inc.*	86	28,577
Waters Corp.*	73	27,200
Catalent, Inc.*	205	26,246
Clorox Co.	147	25,631
Quest Diagnostics, Inc.	147	25,433
Cooper Companies, Inc.	59	24,718
Bio-Techne Corp.	47	24,315
AmerisourceBergen Corp. — Class A	179	23,788
Hologic, Inc.*	304	23,274
Charles River Laboratories International, Inc.*	60	22,607
FleetCor Technologies, Inc.*	97	21,712
Avery Dennison Corp.	98	21,224
ABIOMED, Inc.*	55	19,754
Kellogg Co.	306	19,713
Bio-Rad Laboratories, Inc. — Class A*	26	19,645
Quanta Services, Inc.	171	19,607
Viatris, Inc.	1,449	19,605
Conagra Brands, Inc.	574	19,602
MarketAxess Holdings, Inc.	46	18,918
Teleflex, Inc.	56	18,395
J M Smucker Co.	130	17,657
Cardinal Health, Inc.	338	17,404
Incyte Corp.*	225	16,515
Hormel Foods Corp.	338	16,498
Brown-Forman Corp. — Class B	219	15,956
Robert Half International, Inc.	133	14,832
Dentsply Sirona, Inc.	262	14,617
Henry Schein, Inc.*	166	12,870
Universal Health Services, Inc. — Class B	88	11,410
Lamb Weston Holdings, Inc.	175	11,091
Campbell Soup Co.	242	10,517
Molson Coors Beverage Co. — Class B	226	10,475
Rollins, Inc.	271	9,271
Organon & Co.	304	9,257
DaVita, Inc.*	78	8,873
Nielsen Holdings plc	430	8,819
Total Consumer, Non-cyclical		9,595,980

Communications - 11.5%
Amazon.com, Inc.*	523	1,743,860
Alphabet, Inc. — Class A*	360	1,042,934
Alphabet, Inc. — Class C*	335	969,353
Meta Platforms, Inc. — Class A*	2,835	953,552
Walt Disney Co.*	2,176	337,041
Cisco Systems, Inc.	5,052	320,145
Netflix, Inc.*	530	319,293
Comcast Corp. — Class A	5,460	274,802
Verizon Communications, Inc.	4,958	257,618
AT&T, Inc.	8,554	210,428
Booking Holdings, Inc.*	49	117,562
Charter Communications, Inc. — Class A*	148	96,491
T-Mobile US, Inc.*	703	81,534
Motorola Solutions, Inc.	202	54,883
eBay, Inc.	750	49,875
Match Group, Inc.*	339	44,833
Twitter, Inc.*	958	41,405
Arista Networks, Inc.*	269	38,669
Corning, Inc.	920	34,252
Etsy, Inc.*	152	33,279
CDW Corp.	162	33,174
Expedia Group, Inc.*	175	31,626
VeriSign, Inc.*	116	29,443
ViacomCBS, Inc. — Class B	727	21,941
FactSet Research Systems, Inc.	45	21,870
Omnicom Group, Inc.	255	18,684
NortonLifeLock, Inc.	697	18,108
Interpublic Group of Companies, Inc.	472	17,676
F5, Inc.*	71	17,375
Fox Corp. — Class A	384	14,170
Juniper Networks, Inc.	390	13,927
Lumen Technologies, Inc.	1,104	13,855
News Corp. — Class A	471	10,508
DISH Network Corp. — Class A*	299	9,699
Discovery, Inc. — Class C*	364	8,336
Fox Corp. — Class B	176	6,031
Discovery, Inc. — Class A*,1	203	4,779
News Corp. — Class B	146	3,285
Total Communications		7,316,296

Financial - 11.0%
Berkshire Hathaway, Inc. — Class B*	2,194	656,006
JPMorgan Chase & Co.	3,539	560,401
Visa, Inc. — Class A	2,009	435,370
Bank of America Corp.	8,626	383,771
Mastercard, Inc. — Class A	1,039	373,334

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NOVA FUND

	Shares	Value
Wells Fargo & Co.	4,775	$229,104
Morgan Stanley	1,720	168,835
American Tower Corp. — Class A REIT	546	159,705
BlackRock, Inc. — Class A	171	156,561
Goldman Sachs Group, Inc.	407	155,698
Charles Schwab Corp.	1,801	151,464
Prologis, Inc. REIT	885	148,999
Citigroup, Inc.	2,377	143,547
American Express Co.	752	123,027
Crown Castle International Corp. REIT	517	107,919
Marsh & McLennan Companies, Inc.	605	105,161
PNC Financial Services Group, Inc.	506	101,463
Chubb Ltd.	516	99,748
CME Group, Inc. — Class A	431	98,466
Truist Financial Corp.	1,599	93,621
Intercontinental Exchange, Inc.	674	92,183
U.S. Bancorp	1,616	90,771
Equinix, Inc. REIT	107	90,505
Aon plc — Class A	264	79,348
Capital One Financial Corp.	510	73,996
Progressive Corp.	701	71,958
Public Storage REIT	183	68,544
Simon Property Group, Inc. REIT	394	62,949
Digital Realty Trust, Inc. REIT	340	60,136
American International Group, Inc.	995	56,576
MetLife, Inc.	856	53,491
T. Rowe Price Group, Inc.	269	52,896
Bank of New York Mellon Corp.	910	52,853
SBA Communications Corp. REIT	129	50,184
Prudential Financial, Inc.	453	49,033
Realty Income Corp. REIT	677	48,466
SVB Financial Group*	70	47,477
Travelers Companies, Inc.	295	46,147
Welltower, Inc. REIT	521	44,686
First Republic Bank	215	44,400
CBRE Group, Inc. — Class A*	401	43,512
Aflac, Inc.	729	42,566
AvalonBay Communities, Inc. REIT	167	42,183
Arthur J Gallagher & Co.	248	42,078
State Street Corp.	438	40,734
Discover Financial Services	351	40,562
Ameriprise Financial, Inc.	134	40,423
Allstate Corp.	343	40,354
Alexandria Real Estate Equities, Inc. REIT	168	37,457
Equity Residential REIT	409	37,014
Weyerhaeuser Co. REIT	897	36,938
Extra Space Storage, Inc. REIT	160	36,277
Fifth Third Bancorp	819	35,667
Willis Towers Watson plc	149	35,386
Mid-America Apartment Communities, Inc. REIT	138	31,663
Synchrony Financial	656	30,432
Duke Realty Corp. REIT	456	29,932
Northern Trust Corp.	249	29,783
Nasdaq, Inc.	140	29,401
Hartford Financial Services Group, Inc.	408	28,168
Essex Property Trust, Inc. REIT	78	27,474
Huntington Bancshares, Inc.	1,733	26,723
KeyCorp	1,114	25,767
Regions Financial Corp.	1,142	24,895
Ventas, Inc. REIT	478	24,435
Citizens Financial Group, Inc.	511	24,145
M&T Bank Corp.	154	23,651
Healthpeak Properties, Inc. REIT	646	23,314
Signature Bank	72	23,290
Raymond James Financial, Inc.	221	22,188
Principal Financial Group, Inc.	295	21,337
UDR, Inc. REIT	348	20,877
Cincinnati Financial Corp.	179	20,393
Brown & Brown, Inc.	281	19,749
Boston Properties, Inc. REIT	170	19,581
Kimco Realty Corp. REIT	738	18,192
Iron Mountain, Inc. REIT	346	18,106
Cboe Global Markets, Inc.	127	16,561
Host Hotels & Resorts, Inc. REIT*	855	14,868
Regency Centers Corp. REIT	185	13,940
Loews Corp.	240	13,862
Lincoln National Corp.	203	13,857
W R Berkley Corp.	167	13,759
Comerica, Inc.	157	13,659
Everest Re Group Ltd.	47	12,874
Zions Bancorp North America	187	11,811
Federal Realty Investment Trust REIT*	84	11,451
Franklin Resources, Inc.	337	11,286
Assurant, Inc.	68	10,599
Globe Life, Inc.	111	10,403
Invesco Ltd.	409	9,415
People’s United Financial, Inc.	513	9,142
Vornado Realty Trust REIT	190	7,953
Total Financial		6,998,886

Consumer, Cyclical - 7.8%
Tesla, Inc.*	974	1,029,304
Home Depot, Inc.	1,264	524,573
Costco Wholesale Corp.	529	300,313
NIKE, Inc. — Class B	1,530	255,005
Walmart, Inc.	1,703	246,407
McDonald’s Corp.	895	239,923
Lowe’s Companies, Inc.	830	214,538
Starbucks Corp.	1,413	165,279
Target Corp.	584	135,161
TJX Companies, Inc.	1,441	109,401
General Motors Co.*	1,739	101,958
Ford Motor Co.	4,702	97,660
Dollar General Corp.	280	66,032
Chipotle Mexican Grill, Inc. — Class A*	34	59,440
O’Reilly Automotive, Inc.*	80	56,498
Marriott International, Inc. — Class A*	327	54,033
Aptiv plc*	324	53,444
AutoZone, Inc.*	25	52,410
Hilton Worldwide Holdings, Inc.*	333	51,945
Yum! Brands, Inc.	351	48,740
Ross Stores, Inc.	426	48,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NOVA FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	861	$44,910
Fastenal Co.	688	44,073
DR Horton, Inc.	390	42,296
Copart, Inc.*	256	38,815
Lennar Corp. — Class A	326	37,868
Dollar Tree, Inc.*	269	37,800
Cummins, Inc.	170	37,084
PACCAR, Inc.	415	36,628
Tractor Supply Co.	136	32,450
Southwest Airlines Co.*	709	30,374
Delta Air Lines, Inc.*	767	29,974
VF Corp.	391	28,629
Pool Corp.	48	27,168
WW Grainger, Inc.	52	26,948
Best Buy Company, Inc.	265	26,924
Ulta Beauty, Inc.*	65	26,802
CarMax, Inc.*	194	25,265
Domino’s Pizza, Inc.	44	24,831
Genuine Parts Co.	171	23,974
Caesars Entertainment, Inc.*	256	23,944
NVR, Inc.*	4	23,635
Darden Restaurants, Inc.	155	23,349
Bath & Body Works, Inc.	317	22,123
MGM Resorts International	465	20,869
Royal Caribbean Cruises Ltd.*	268	20,609
Carnival Corp.*	964	19,396
Live Nation Entertainment, Inc.*	162	19,390
LKQ Corp.	321	19,270
Advance Auto Parts, Inc.	75	17,991
PulteGroup, Inc.	302	17,262
Whirlpool Corp.	73	17,130
United Airlines Holdings, Inc.*	388	16,987
Hasbro, Inc.	155	15,776
Las Vegas Sands Corp.*	412	15,508
American Airlines Group, Inc.*	776	13,937
Tapestry, Inc.	330	13,398
BorgWarner, Inc.	287	12,935
Mohawk Industries, Inc.*	66	12,024
Wynn Resorts Ltd.*	125	10,630
Penn National Gaming, Inc.*	199	10,318
Newell Brands, Inc.	453	9,893
Norwegian Cruise Line Holdings Ltd.*	443	9,188
PVH Corp.	85	9,065
Alaska Air Group, Inc.*	150	7,815
Ralph Lauren Corp. — Class A	58	6,894
Under Armour, Inc. — Class A*	226	4,789
Under Armour, Inc. — Class C*	258	4,654
Gap, Inc.	257	4,536
Total Consumer, Cyclical		4,956,875

Industrial - 5.7%
Union Pacific Corp.	770	193,986
United Parcel Service, Inc. — Class B	873	187,119
Honeywell International, Inc.	825	172,021
Raytheon Technologies Corp.	1,793	154,306
Caterpillar, Inc.	647	133,761
Boeing Co.*	661	133,072
General Electric Co.	1,315	124,228
3M Co.	690	122,565
Deere & Co.	338	115,897
Lockheed Martin Corp.	294	104,490
CSX Corp.	2,656	99,866
Norfolk Southern Corp.	292	86,931
Illinois Tool Works, Inc.	342	84,405
Eaton Corporation plc	477	82,435
Waste Management, Inc.	461	76,941
FedEx Corp.	292	75,523
Northrop Grumman Corp.	179	69,285
Johnson Controls International plc	848	68,951
Emerson Electric Co.	715	66,474
TE Connectivity Ltd.	390	62,922
Amphenol Corp. — Class A	716	62,621
General Dynamics Corp.	278	57,955
Agilent Technologies, Inc.	363	57,953
Trane Technologies plc	285	57,578
Carrier Global Corp.	1,038	56,301
L3Harris Technologies, Inc.	235	50,111
Parker-Hannifin Corp.	155	49,309
Rockwell Automation, Inc.	139	48,490
Mettler-Toledo International, Inc.*	27	45,825
Keysight Technologies, Inc.*	221	45,639
Otis Worldwide Corp.	509	44,319
AMETEK, Inc.	277	40,730
Old Dominion Freight Line, Inc.	112	40,138
TransDigm Group, Inc.*	63	40,086
Ball Corp.	388	37,353
Stanley Black & Decker, Inc.	195	36,781
Republic Services, Inc. — Class A	251	35,002
Martin Marietta Materials, Inc.	75	33,039
Vulcan Materials Co.	159	33,005
Fortive Corp.	430	32,805
Dover Corp.	172	31,235
Ingersoll Rand, Inc.	488	30,192
Expeditors International of Washington, Inc.	203	27,261
Generac Holdings, Inc.*	75	26,394
Trimble, Inc.*	301	26,244
Xylem, Inc.	216	25,903
Garmin Ltd.	182	24,783
Teledyne Technologies, Inc.*	55	24,029
Amcor plc	1,837	22,063
Jacobs Engineering Group, Inc.	156	21,720
IDEX Corp.	91	21,505
Westinghouse Air Brake Technologies Corp.	224	20,633
Masco Corp.	292	20,504
J.B. Hunt Transport Services, Inc.	100	20,440
Textron, Inc.	264	20,381
Fortune Brands Home & Security, Inc.	162	17,318
CH Robinson Worldwide, Inc.	156	16,790
Packaging Corporation of America	113	15,385
Howmet Aerospace, Inc.	461	14,674
Pentair plc	198	14,460
Westrock Co.	320	14,195

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NOVA FUND

	Shares	Value
Allegion plc	107	$14,171
Snap-on, Inc.	64	13,784
A O Smith Corp.	160	13,736
Sealed Air Corp.	177	11,942
Huntington Ingalls Industries, Inc.	47	8,777
Total Industrial		3,638,737

Energy - 2.1%
Exxon Mobil Corp.	5,070	310,233
Chevron Corp.	2,309	270,961
ConocoPhillips	1,580	114,044
EOG Resources, Inc.	701	62,270
Schlumberger N.V.	1,680	50,316
Pioneer Natural Resources Co.	271	49,290
Marathon Petroleum Corp.	737	47,161
Phillips 66	525	38,042
Williams Companies, Inc.	1,455	37,888
Kinder Morgan, Inc.	2,336	37,049
Valero Energy Corp.	489	36,729
Devon Energy Corp.	754	33,214
ONEOK, Inc.	534	31,378
Occidental Petroleum Corp.	1,063	30,816
Enphase Energy, Inc.*	161	29,453
Baker Hughes Co.	1,047	25,191
Halliburton Co.	1,072	24,516
Hess Corp.	330	24,430
Diamondback Energy, Inc.	204	22,001
Coterra Energy, Inc. — Class A	974	18,506
SolarEdge Technologies, Inc.*	62	17,396
Marathon Oil Corp.	933	15,320
APA Corp.	434	11,670
Total Energy		1,337,874

Utilities - 1.9%
NextEra Energy, Inc.	2,351	219,489
Duke Energy Corp.	922	96,718
Southern Co.	1,269	87,028
Dominion Energy, Inc.	970	76,203
Exelon Corp.	1,172	67,695
American Electric Power Company, Inc.	603	53,649
Sempra Energy	383	50,663
Xcel Energy, Inc.	645	43,666
American Water Works Company, Inc.	217	40,983
Public Service Enterprise Group, Inc.	605	40,372
Eversource Energy	412	37,484
WEC Energy Group, Inc.	378	36,692
Consolidated Edison, Inc.	423	36,090
Edison International	455	31,054
DTE Energy Co.	232	27,733
Ameren Corp.	309	27,504
Entergy Corp.	241	27,149
FirstEnergy Corp.	652	27,117
PPL Corp.	899	27,024
CMS Energy Corp.	346	22,507
CenterPoint Energy, Inc.	753	21,016
AES Corp.	799	19,416
Evergy, Inc.	275	18,868
Alliant Energy Corp.	300	18,441
Atmos Energy Corp.	159	16,658
NiSource, Inc.	470	12,977
NRG Energy, Inc.	293	12,622
Pinnacle West Capital Corp.	135	9,530
Total Utilities		1,206,348

Basic Materials - 1.6%
Linde plc	614	212,708
Sherwin-Williams Co.	289	101,774
Air Products and Chemicals, Inc.	265	80,629
Freeport-McMoRan, Inc.	1,758	73,362
Ecolab, Inc.	299	70,142
Newmont Corp.	955	59,229
Dow, Inc.	885	50,197
DuPont de Nemours, Inc.	621	50,164
PPG Industries, Inc.	284	48,973
International Flavors & Fragrances, Inc.	305	45,948
Nucor Corp.	341	38,925
Albemarle Corp.	140	32,728
LyondellBasell Industries N.V. — Class A	315	29,052
Celanese Corp. — Class A	130	21,848
International Paper Co.	463	21,752
Eastman Chemical Co.	161	19,467
CF Industries Holdings, Inc.	257	18,191
Mosaic Co.	444	17,445
FMC Corp.	152	16,703
Total Basic Materials		1,009,237

Total Common Stocks
(Cost $40,728,142)		48,329,681

MUTUAL FUNDS† - 12.9%
Guggenheim Strategy Fund II2	201,294	5,008,187
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	318,237	3,156,914
Total Mutual Funds
(Cost $8,128,310)		8,165,101

	Face Amount
U.S. TREASURY BILLS†† - 2.9%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$1,500,000	1,499,336
0.04% due 01/06/22[4,5]	346,000	346,000
Total U.S. Treasury Bills
(Cost $1,845,441)		1,845,336

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 7.9%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[3]	$2,819,754	$2,819,754
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[3]	1,166,167	1,166,167
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[3]	1,060,151	1,060,151
Total Repurchase Agreements
(Cost $5,046,072)		5,046,072

	Shares	Value
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	3,776	$3,776
Total Securities Lending Collateral
(Cost $3,776)		3,776

Total Investments - 99.7%
(Cost $55,751,741)		$63,389,966
Other Assets & Liabilities, net - 0.3%		194,199
Total Net Assets - 100.0%		$63,584,165

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	8	Mar 2022	$1,903,800	$(99)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	0.50% (U.S. Secured Overnight Financing Rate + 0.45%)	At Maturity	01/26/22	3,105	$14,798,057	$413,024
Goldman Sachs International	S&P 500 Index	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	01/27/22	5,645	26,904,970	364,721
BNP Paribas	S&P 500 Index	Pay	0.68% (Federal Funds Rate + 0.60%)	At Maturity	01/27/22	706	3,365,398	39,777
							$45,068,425	$817,522

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$48,329,681	$—	$—	$48,329,681
Mutual Funds	8,165,101	—	—	8,165,101
U.S. Treasury Bills	—	1,845,336	—	1,845,336
Repurchase Agreements	—	5,046,072	—	5,046,072
Securities Lending Collateral	3,776	—	—	3,776
Equity Index Swap Agreements**	—	817,522	—	817,522
Total Assets	$56,498,558	$7,708,930	$—	$64,207,488

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$99	$—	$—	$99

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,480,042	$542,268	$(1,000,000)	$3,763	$(17,886)	$5,008,187	201,294	$67,465
Guggenheim Ultra Short Duration Fund — Institutional Class	6,345,237	14,341,901	(17,500,000)	41,817	(72,041)	3,156,914	318,237	42,080
	$11,825,279	$14,884,169	$(18,500,000)	$45,580	$(89,927)	$8,165,101		$109,545

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $3,555 of securities loaned (cost $42,577,359)	$50,178,793
Investments in affiliated issuers, at value (cost $8,128,310)	8,165,101
Repurchase agreements, at value (cost $5,046,072)	5,046,072
Cash	82
Unrealized appreciation on OTC swap agreements	817,522
Receivables:
Fund shares sold	51,711
Dividends	30,932
Swap settlement	4,955
Interest	5
Securities lending income	1
Total assets	64,295,174

Liabilities:
Segregated cash due to broker	510,000
Payable for:
Management fees	33,040
Fund shares redeemed	31,349
Transfer agent and administrative fees	12,029
Investor service fees	11,179
Securities purchased	8,264
Variation margin on futures contracts	5,100
Portfolio accounting fees	4,472
Return of securities lending collateral	3,776
Trustees’ fees*	492
Miscellaneous	91,308
Total liabilities	711,009
Commitments and contingent liabilities (Note 11)	—
Net assets	$63,584,165

Net assets consist of:
Paid in capital	$54,887,972
Total distributable earnings (loss)	8,696,193
Net assets	$63,584,165
Capital shares outstanding	323,218
Net asset value per share	$196.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $72)	$447,106
Dividends from securities of affiliated issuers	109,545
Interest	5,893
Income from securities lending, net	46
Total investment income	562,590

Expenses:
Management fees	373,494
Investor service fees	124,498
Transfer agent and administrative fees	155,428
Professional fees	73,307
Portfolio accounting fees	49,799
Trustees’ fees*	7,180
Custodian fees	6,961
Interest expense	27
Miscellaneous	3,925
Total expenses	794,619
Less:
Expenses waived by Adviser	(11,244)
Net expenses	783,375
Net investment loss	(220,785)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	980,512
Investments in affiliated issuers	45,580
Swap agreements	8,506,918
Futures contracts	321,135
Net realized gain	9,854,145
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,163,287
Investments in affiliated issuers	(89,927)
Swap agreements	603,260
Futures contracts	(99)
Net change in unrealized appreciation (depreciation)	5,676,521
Net realized and unrealized gain	15,530,666
Net increase in net assets resulting from operations	$15,309,881

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(220,785)	$(79,267)
Net realized gain on investments	9,854,145	4,291,155
Net change in unrealized appreciation (depreciation) on investments	5,676,521	2,265,917
Net increase in net assets resulting from operations	15,309,881	6,477,805

Distributions to shareholders	(2,128,912)	(3,551,997)

Capital share transactions:
Proceeds from sale of shares	204,167,073	167,327,213
Distributions reinvested	2,128,912	3,551,997
Cost of shares redeemed	(201,584,927)	(164,658,311)
Net increase from capital share transactions	4,711,058	6,220,899
Net increase in net assets	17,892,027	9,146,707

Net assets:
Beginning of year	45,692,138	36,545,431
End of year	$63,584,165	$45,692,138

Capital share activity:
Shares sold	1,191,814	1,340,119
Shares issued from reinvestment of distributions	12,342	30,137
Shares redeemed	(1,196,620)	(1,323,924)
Net increase in shares	7,536	46,332

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$144.74	$135.68	$94.55	$113.00	$89.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.76)	(.30)	.90	.83	.22
Net gain (loss) on investments (realized and unrealized)	60.70	24.12	41.55	(11.15)	27.62
Total from investment operations	59.94	23.82	42.45	(10.32)	27.84
Less distributions from:
Net investment income	(.61)	(1.16)	(1.32)	(.21)	(.05)
Net realized gains	(7.35)	(13.60)	—	(7.92)	(4.37)
Total distributions	(7.96)	(14.76)	(1.32)	(8.13)	(4.42)
Net asset value, end of period	$196.72	$144.74	$135.68	$94.55	$113.00

Total Return[b]	42.18%	20.03%	45.04%	(10.32%)	31.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,584	$45,692	$36,545	$32,309	$51,725
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.24%)	0.77%	0.73%	0.22%
Total expenses[c]	1.60%	1.73%	1.72%	1.62%	1.61%
Net expenses[d]	1.57%	1.68%	1.66%	1.61%	1.61%
Portfolio turnover rate	408%	650%	336%	604%	412%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund returned -24.44%, while the S&P 500 Index returned 28.71% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Financials, and Health Care.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Walt Disney Co., PayPal Holdings, Inc., and Global Payments, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	14.1%
Total	28.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(24.44%)	(17.80%)	(16.50%)
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 28.5%
Guggenheim Strategy Fund II1	14,382	$357,825
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	35,324	350,417
Total Mutual Funds
(Cost $704,123)		708,242

	Face Amount
U.S. TREASURY BILLS†† - 4.5%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	$100,000	99,955
0.04% due 01/06/22[3,4]	11,000	11,000
Total U.S. Treasury Bills
(Cost $110,962)		110,955

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 4.0%
Federal Home Loan Bank
0.03% due 01/07/22[3]	$100,000	$100,000
Total Federal Agency Discount Notes
(Cost $100,000)		100,000

REPURCHASE AGREEMENTS††,5 - 30.4%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[2]	422,801	422,801
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[2]	174,858	174,858
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[2]	158,962	158,962
Total Repurchase Agreements
(Cost $756,621)		756,621

Total Investments - 67.4%
(Cost $1,671,706)		$1,675,818
Other Assets & Liabilities, net - 32.6%		811,880
Total Net Assets - 100.0%		$2,487,698

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	1	Mar 2022	$237,975	$(4,986)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	Receive	0.28% (Federal Funds Rate + 0.20%)	At Maturity	01/27/22	56	$266,510	$(3,150)
Goldman Sachs International	S&P 500 Index	Receive	0.43% (Federal Funds Rate + 0.35%)	At Maturity	01/27/22	315	1,502,251	(8,806)
Barclays Bank plc	S&P 500 Index	Receive	0.35% (U.S. Secured Overnight Financing Rate + 0.30%)	At Maturity	01/26/22	107	508,719	(14,099)
							$2,277,480	$(26,055)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$708,242	$—	$—	$708,242
U.S. Treasury Bills	—	110,955	—	110,955
Federal Agency Discount Notes	—	100,000	—	100,000
Repurchase Agreements	—	756,621	—	756,621
Total Assets	$708,242	$967,576	$—	$1,675,818

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$4,986	$—	$—	$4,986
Equity Index Swap Agreements**	—	26,055	—	26,055
Total Liabilities	$4,986	$26,055	$—	$31,041

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$329,273	$6,005,564	$(5,975,000)	$(623)	$(1,389)	$357,825	14,382	$5,565
Guggenheim Ultra Short Duration Fund — Institutional Class	306,054	15,304,575	(15,260,000)	2,747	(2,959)	350,417	35,324	4,570
	$635,327	$21,310,139	$(21,235,000)	$2,124	$(4,348)	$708,242		$10,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $210,962)	$210,955
Investments in affiliated issuers, at value (cost $704,123)	708,242
Repurchase agreements, at value (cost $756,621)	756,621
Segregated cash with broker	555
Receivables:
Fund shares sold	659,187
Securities sold	200,000
Dividends	935
Variation margin on futures contracts	638
Interest	1
Total assets	2,537,134

Liabilities:
Unrealized depreciation on OTC swap agreements	26,055
Payable for:
Swap settlement	15,693
Management fees	1,478
Securities purchased	988
Investor service fees	437
Transfer agent and administrative fees	383
Portfolio accounting fees	175
Fund shares redeemed	164
Trustees’ fees*	20
Miscellaneous	4,043
Total liabilities	49,436
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,487,698

Net assets consist of:
Paid in capital	$20,387,281
Total distributable earnings (loss)	(17,899,583)
Net assets	$2,487,698
Capital shares outstanding	79,994
Net asset value per share	$31.10

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$10,135
Interest	2,945
Total investment income	13,080

Expenses:
Management fees	57,027
Investor service fees	15,841
Transfer agent and administrative fees	19,555
Professional fees	6,837
Portfolio accounting fees	6,336
Custodian fees	852
Trustees’ fees*	792
Interest expense	5
Miscellaneous	2,874
Total expenses	110,119
Less:
Expenses reimbursed by Adviser	(1,864)
Expenses waived by Adviser	(1,255)
Total waived/reimbursed expenses	(3,119)
Net expenses	107,000
Net investment loss	(93,920)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,209)
Investments in affiliated issuers	2,124
Swap agreements	(1,173,769)
Futures contracts	(199,926)
Net realized loss	(1,372,780)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(8)
Investments in affiliated issuers	(4,348)
Swap agreements	(18,933)
Futures contracts	(3,341)
Net change in unrealized appreciation (depreciation)	(26,630)
Net realized and unrealized loss	(1,399,410)
Net decrease in net assets resulting from operations	$(1,493,330)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(93,920)	$(46,356)
Net realized loss on investments	(1,372,780)	(1,758,745)
Net change in unrealized appreciation (depreciation) on investments	(26,630)	(1,649)
Net decrease in net assets resulting from operations	(1,493,330)	(1,806,750)

Distributions to shareholders	—	(25,202)

Capital share transactions:
Proceeds from sale of shares	909,153,099	332,592,117
Distributions reinvested	—	25,202
Cost of shares redeemed	(906,579,104)	(331,137,269)
Net increase from capital share transactions	2,573,995	1,480,050
Net increase (decrease) in net assets	1,080,665	(351,902)

Net assets:
Beginning of year	1,407,033	1,758,935
End of year	$2,487,698	$1,407,033

Capital share activity:
Shares sold	25,153,384	6,862,087
Shares issued from reinvestment of distributions	—	524
Shares redeemed	(25,107,575)	(6,860,240)
Net increase in shares	45,809	2,371

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$41.16	$55.29	$72.35	$69.60	$84.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.53)	(.48)	.44	.41	(.11)
Net gain (loss) on investments (realized and unrealized)	(9.53)	(13.31)	(16.97)	2.34	(14.50)
Total from investment operations	(10.06)	(13.79)	(16.53)	2.75	(14.61)
Less distributions from:
Net investment income	—	(.34)	(.53)	—	—
Total distributions	—	(.34)	(.53)	—	—
Net asset value, end of period	$31.10	$41.16	$55.29	$72.35	$69.60

Total Return[b]	(24.44%)	(25.02%)	(22.91%)	3.95%	(17.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,488	$1,407	$1,759	$4,413	$2,573
Ratios to average net assets:
Net investment income (loss)	(1.48%)	(0.93%)	0.71%	0.61%	(0.15%)
Total expenses[c]	1.74%	1.88%	1.88%	1.77%	1.76%
Net expenses[d]	1.69%	1.83%	1.82%	1.76%	1.76%
Portfolio turnover rate	1,675%	1,417%	442%	540%	100%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended December 31, 2021, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund returned 25.54%, while the NASDAQ-100® Index returned 27.51% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Communication Services, and Consumer Discretionary.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Pinduoduo, Inc. - Class A ADR, PayPal Holdings, Inc., and Peloton Interactive, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.8%
Apple, Inc.	8.6%
Microsoft Corp.	7.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.2%
Amazon.com, Inc.	5.0%
Meta Platforms, Inc. — Class A	3.5%
Tesla, Inc.	3.1%
NVIDIA Corp.	3.1%
Alphabet, Inc. — Class C	2.7%
Alphabet, Inc. — Class A	2.6%
Top Ten Total	55.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	25.54%	26.24%	21.11%
NASDAQ-100 Index	27.51%	28.63%	23.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 74.2%

Technology - 34.9%
Apple, Inc.	67,792	$12,037,826
Microsoft Corp.	31,023	10,433,655
NVIDIA Corp.	14,538	4,275,771
Broadcom, Inc.	2,822	1,877,787
Adobe, Inc.*	3,262	1,849,750
Intel Corp.	27,881	1,435,871
QUALCOMM, Inc.	7,678	1,404,076
Intuit, Inc.	1,941	1,248,490
Texas Instruments, Inc.	6,331	1,193,204
Advanced Micro Devices, Inc.*	8,279	1,191,348
Applied Materials, Inc.	6,190	974,058
Micron Technology, Inc.	7,669	714,367
Lam Research Corp.	965	693,980
Analog Devices, Inc.	3,684	647,537
Marvell Technology, Inc.	5,646	493,969
Fiserv, Inc.*	4,526	469,754
KLA Corp.	1,039	446,884
ASML Holding N.V. — Class G	556	442,654
Autodesk, Inc.*	1,507	423,753
NXP Semiconductor N.V.	1,823	415,243
Fortinet, Inc.*	1,121	402,887
Synopsys, Inc.*	1,045	385,082
Atlassian Corporation plc — Class A*	963	367,182
Workday, Inc. — Class A*	1,323	361,417
Xilinx, Inc.	1,699	360,239
Activision Blizzard, Inc.	5,340	355,270
Cadence Design Systems, Inc.*	1,900	354,065
Paychex, Inc.	2,472	337,428
Microchip Technology, Inc.	3,804	331,176
Cognizant Technology Solutions Corp. — Class A	3,601	319,481
Datadog, Inc. — Class A*	1,763	314,008
Zscaler, Inc.*	960	308,477
Zoom Video Communications, Inc. — Class A*	1,661	305,475
Crowdstrike Holdings, Inc. — Class A*	1,411	288,902
Electronic Arts, Inc.	1,939	255,754
ANSYS, Inc.*	598	239,870
DocuSign, Inc.*	1,349	205,466
NetEase, Inc. ADR	1,942	197,657
Skyworks Solutions, Inc.	1,134	175,929
Splunk, Inc.*	1,107	128,102
Total Technology		48,663,844

Communications - 21.6%
Amazon.com, Inc.*	2,096	6,988,777
Meta Platforms, Inc. — Class A*	14,641	4,924,500
Alphabet, Inc. — Class C*	1,313	3,799,284
Alphabet, Inc. — Class A*	1,243	3,601,021
Cisco Systems, Inc.	28,913	1,832,217
Netflix, Inc.*	3,037	1,829,610
Comcast Corp. — Class A	31,257	1,573,165
T-Mobile US, Inc.*	8,563	993,137
Charter Communications, Inc. — Class A*	1,229	801,271
Booking Holdings, Inc.*	282	676,583
MercadoLibre, Inc.*	346	466,546
Airbnb, Inc. — Class A*	2,378	395,913
Palo Alto Networks, Inc.*	676	376,370
JD.com, Inc. ADR*	5,084	356,236
eBay, Inc.	4,291	285,351
Match Group, Inc.*	1,941	256,697
Baidu, Inc. ADR*	1,664	247,587
Okta, Inc.*	1,012	226,860
VeriSign, Inc.*	762	193,411
Sirius XM Holdings, Inc.[1]	27,418	174,104
Pinduoduo, Inc. ADR*	2,850	166,155
Total Communications		30,164,795

Consumer, Non-cyclical - 8.6%
PepsiCo, Inc.	9,479	1,646,597
PayPal Holdings, Inc.*	8,055	1,519,012
Intuitive Surgical, Inc.*	2,449	879,926
Amgen, Inc.	3,861	868,609
Automatic Data Processing, Inc.	2,889	712,370
Moderna, Inc.*	2,779	705,811
Mondelez International, Inc. — Class A	9,563	634,122
Gilead Sciences, Inc.	8,599	624,373
Regeneron Pharmaceuticals, Inc.*	725	457,852
Illumina, Inc.*	1,071	407,451
Vertex Pharmaceuticals, Inc.*	1,743	382,763
IDEXX Laboratories, Inc.*	581	382,565
Keurig Dr Pepper, Inc.	9,721	358,316
Dexcom, Inc.*	664	356,535
Align Technology, Inc.*	541	355,534
Monster Beverage Corp.*	3,627	348,337
Cintas Corp.	709	314,207
Kraft Heinz Co.	8,391	301,237
Verisk Analytics, Inc. — Class A	1,105	252,747
Biogen, Inc.*	1,007	241,600
Seagen, Inc.*	1,254	193,868
Total Consumer, Non-cyclical		11,943,832

Consumer, Cyclical - 7.3%
Tesla, Inc.*	4,150	4,385,637
Costco Wholesale Corp.	3,029	1,719,563
Starbucks Corp.	8,043	940,790
Lucid Group, Inc.*,1	11,286	429,432
Marriott International, Inc. — Class A*	2,233	368,981
Lululemon Athletica, Inc.*	854	334,298
O’Reilly Automotive, Inc.*	462	326,278
Walgreens Boots Alliance, Inc.	5,934	309,518
Ross Stores, Inc.	2,436	278,386
Fastenal Co.	3,943	252,589
Copart, Inc.*	1,626	246,534
Dollar Tree, Inc.*	1,542	216,682
PACCAR, Inc.	2,380	210,059
Peloton Interactive, Inc. — Class A*	2,064	73,808
Total Consumer, Cyclical		10,092,555

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NASDAQ-100® FUND

	Shares	Value
Industrial - 1.1%
Honeywell International, Inc.	4,719	$983,959
CSX Corp.	15,205	571,708
Total Industrial		1,555,667

Utilities - 0.7%
Exelon Corp.	6,707	387,396
American Electric Power Company, Inc.	3,453	307,214
Xcel Energy, Inc.	3,693	250,016
Total Utilities		944,626

Total Common Stocks
(Cost $54,629,615)		103,365,319

MUTUAL FUNDS† - 19.0%
Guggenheim Strategy Fund II2	718,121	17,866,840
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	864,192	8,572,788
Total Mutual Funds
(Cost $26,405,975)		26,439,628

	Face Amount
U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
0.04% due 01/06/22[3,4]	$1,213,000	1,213,000
0.09% due 06/02/22[4,5]	200,000	199,911
Total U.S. Treasury Bills
(Cost $1,412,918)		1,412,911

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 1.2%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[5]	$959,709	$959,709
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[5]	396,907	396,907
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[5]	360,824	360,824
Total Repurchase Agreements
(Cost $1,717,440)		1,717,440

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	475,368	475,368
Total Securities Lending Collateral
(Cost $475,368)		475,368

Total Investments - 95.7%
(Cost $84,641,316)		$133,410,666
Other Assets & Liabilities, net - 4.3%		5,994,055
Total Net Assets - 100.0%		$139,404,721

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	58	Mar 2022	$18,937,290	$201,733

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	Pay	0.63% (Federal Funds Rate + 0.55%)	At Maturity	01/27/22	760	$12,406,548	$52,631
Barclays Bank plc	NASDAQ-100 Index	Pay	0.55% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	01/26/22	98	1,599,933	39,722
BNP Paribas	NASDAQ-100 Index	Pay	0.73% (Federal Funds Rate + 0.65%)	At Maturity	01/27/22	58	938,742	1,755
							$14,945,223	$94,108

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$103,365,319	$—	$—	$103,365,319
Mutual Funds	26,439,628	—	—	26,439,628
U.S. Treasury Bills	—	1,412,911	—	1,412,911
Repurchase Agreements	—	1,717,440	—	1,717,440
Securities Lending Collateral	475,368	—	—	475,368
Equity Futures Contracts**	201,733	—	—	201,733
Equity Index Swap Agreements**	—	94,108	—	94,108
Total Assets	$130,482,048	$3,224,459	$—	$133,706,507

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$16,319,628	$2,605,426	$(1,000,000)	$(800)	$(57,414)	$17,866,840	718,121	$245,816
Guggenheim Ultra Short Duration Fund — Institutional Class	13,384,160	6,338,367	(11,100,000)	13,461	(63,200)	8,572,788	864,192	88,650
	$29,703,788	$8,943,793	$(12,100,000)	$12,661	$(120,614)	$26,439,628		$334,466

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $452,630 of securities loaned (cost $56,517,901)	$105,253,598
Investments in affiliated issuers, at value (cost $26,405,975)	26,439,628
Repurchase agreements, at value (cost $1,717,440)	1,717,440
Unrealized appreciation on OTC swap agreements	94,108
Receivables:
Fund shares sold	7,018,602
Dividends	54,088
Securities lending income	419
Interest	2
Total assets	140,577,885

Liabilities:
Segregated cash due to broker	110,000
Payable for:
Return of securities lending collateral	475,368
Professional fees	141,852
Variation margin on futures contracts	121,800
Management fees	84,146
Transfer agent and administrative fees	30,812
Securities purchased	30,184
Investor service fees	28,636
Swap settlement	27,980
Licensing fees	13,409
Portfolio accounting fees	11,454
Fund shares redeemed	5,030
Trustees’ fees*	1,294
Miscellaneous	91,199
Total liabilities	1,173,164
Commitments and contingent liabilities (Note 11)	—
Net assets	$139,404,721

Net assets consist of:
Paid in capital	$90,559,537
Total distributable earnings (loss)	48,845,184
Net assets	$139,404,721
Capital shares outstanding	1,912,645
Net asset value per share	$72.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $809)	$609,180
Dividends from securities of affiliated issuers	334,466
Interest	2,224
Income from securities lending, net	721
Total investment income	946,591

Expenses:
Management fees	911,205
Investor service fees	303,735
Transfer agent and administrative fees	380,239
Professional fees	161,757
Portfolio accounting fees	121,493
Trustees’ fees*	17,906
Custodian fees	16,764
Interest expense	13
Miscellaneous	69,287
Total expenses	1,982,399
Less:
Expenses waived by Adviser	(24,256)
Net expenses	1,958,143
Net investment loss	(1,011,552)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,397,672
Investments in affiliated issuers	12,661
Swap agreements	2,666,971
Futures contracts	6,032,845
Net realized gain	10,110,149
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	18,252,853
Investments in affiliated issuers	(120,614)
Swap agreements	41,573
Futures contracts	(663,902)
Net change in unrealized appreciation (depreciation)	17,509,910
Net realized and unrealized gain	27,620,059
Net increase in net assets resulting from operations	$26,608,507

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,011,552)	$(563,593)
Net realized gain on investments	10,110,149	22,092,995
Net change in unrealized appreciation (depreciation) on investments	17,509,910	17,477,743
Net increase in net assets resulting from operations	26,608,507	39,007,145

Distributions to shareholders	(9,244,565)	(12,636,620)

Capital share transactions:
Proceeds from sale of shares	181,177,063	234,965,835
Distributions reinvested	9,244,565	12,636,620
Cost of shares redeemed	(181,167,449)	(247,809,589)
Net increase (decrease) from capital share transactions	9,254,179	(207,134)
Net increase in net assets	26,618,121	26,163,391

Net assets:
Beginning of year	112,786,600	86,623,209
End of year	$139,404,721	$112,786,600

Capital share activity:
Shares sold	2,682,315	4,565,621
Shares issued from reinvestment of distributions	138,849	238,202
Shares redeemed	(2,704,320)	(4,780,733)
Net increase in shares	116,844	23,090

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$62.81	$48.86	$36.56	$38.70	$31.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.31)	.18	.04	(.11)
Net gain (loss) on investments (realized and unrealized)	16.09	21.04	13.20	(.49)	9.73
Total from investment operations	15.53	20.73	13.38	(.45)	9.62
Less distributions from:
Net investment income	—	(.17)	(.05)	—	—
Net realized gains	(5.45)	(6.61)	(1.03)	(1.69)	(2.81)
Total distributions	(5.45)	(6.78)	(1.08)	(1.69)	(2.81)
Net asset value, end of period	$72.89	$62.81	$48.86	$36.56	$38.70

Total Return[b]	25.54%	44.96%	36.86%	(1.81%)	31.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,405	$112,787	$86,623	$60,616	$76,862
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.58%)	0.41%	0.11%	(0.30%)
Total expenses[c]	1.63%	1.76%	1.76%	1.66%	1.64%
Net expenses[d]	1.61%	1.72%	1.70%	1.66%	1.64%
Portfolio turnover rate	57%	142%	61%	80%	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100® Index. Inverse NASDAQ-100® Strategy Fund returned -25.45%, while the NASDAQ-100® Index returned 27.51%.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Communication Services, and Consumer Discretionary.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Pinduoduo, Inc. - Class A ADR, PayPal Holdings, Inc., and Peloton Interactive, Inc. - Class A.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	20.0%
Guggenheim Strategy Fund II	7.9%
Total	27.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(25.45%)	(24.60%)	(21.37%)
NASDAQ-100 Index	27.51%	28.63%	23.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2021
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 27.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	33,281	$330,143
Guggenheim Strategy Fund II1	5,279	131,337
Total Mutual Funds
(Cost $460,681)		461,480

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 12.1%
Fannie Mae
0.02% due 01/05/22[2]	$200,000	200,000
Total Federal Agency Discount Notes
(Cost $200,000)		200,000

	Face Amount	Value
REPURCHASE AGREEMENTS††,3 - 19.2%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[4]	$177,279	$177,279
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[4]	73,317	73,317
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[4]	66,652	66,652
Total Repurchase Agreements
(Cost $317,248)		317,248

Total Investments - 59.2%
(Cost $977,929)		$978,728
Other Assets & Liabilities, net - 40.8%		674,758
Total Net Assets - 100.0%		$1,653,486

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	NASDAQ-100 Index	Receive	0.33% (Federal Funds Rate + 0.25%)	At Maturity	01/27/22	8	$129,214	$(237)
Goldman Sachs International	NASDAQ-100 Index	Receive	0.33% (Federal Funds Rate + 0.25%)	At Maturity	01/27/22	86	1,408,212	(716)
Barclays Bank plc	NASDAQ-100 Index	Receive	0.40% (U.S. Secured Overnight Financing Rate + 0.35%)	At Maturity	01/26/22	8	125,254	(3,108)
							$1,662,680	$(4,061)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
plc — Public Limited Company

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$461,480	$—	$—	$461,480
Federal Agency Discount Notes	—	200,000	—	200,000
Repurchase Agreements	—	317,248	—	317,248
Total Assets	$461,480	$517,248	$—	$978,728

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$4,061	$—	$4,061

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$125,045	$421,642	$(415,000)	$263	$(613)	$131,337	5,279	$1,646
Guggenheim Ultra Short Duration Fund — Institutional Class	124,929	946,101	(740,000)	259	(1,146)	330,143	33,281	1,092
	$249,974	$1,367,743	$(1,155,000)	$522	$(1,759)	$461,480		$2,738

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $200,000)	$200,000
Investments in affiliated issuers, at value (cost $460,681)	461,480
Repurchase agreements, at value (cost $317,248)	317,248
Receivables:
Fund shares sold	769,252
Dividends	347
Total assets	1,748,327

Liabilities:
Unrealized depreciation on OTC swap agreements	4,061
Payable for:
Fund shares redeemed	71,417
Swap settlement	15,725
Management fees	780
Securities purchased	372
Investor service fees	230
Transfer agent and administrative fees	201
Portfolio accounting fees	92
Trustees’ fees*	10
Miscellaneous	1,953
Total liabilities	94,841
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,653,486

Net assets consist of:
Paid in capital	$9,892,252
Total distributable earnings (loss)	(8,238,766)
Net assets	$1,653,486
Capital shares outstanding	87,680
Net asset value per share	$18.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$2,738
Interest	671
Total investment income	3,409

Expenses:
Management fees	6,447
Investor service fees	1,791
Transfer agent and administrative fees	2,322
Professional fees	1,143
Portfolio accounting fees	717
Trustees’ fees*	139
Custodian fees	101
Miscellaneous	95
Total expenses	12,755
Less:
Expenses reimbursed by Adviser	(206)
Expenses waived by Adviser	(296)
Total waived/reimbursed expenses	(502)
Net expenses	12,253
Net investment loss	(8,844)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(431)
Investments in affiliated issuers	522
Swap agreements	(262,234)
Futures contracts	3,329
Net realized loss	(258,814)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(1,759)
Swap agreements	(2,340)
Net change in unrealized appreciation (depreciation)	(4,099)
Net realized and unrealized loss	(262,913)
Net decrease in net assets resulting from operations	$(271,757)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(8,844)	$(14,358)
Net realized loss on investments	(258,814)	(982,115)
Net change in unrealized appreciation (depreciation) on investments	(4,099)	(1,647)
Net decrease in net assets resulting from operations	(271,757)	(998,120)

Distributions to shareholders	—	(12,149)

Capital share transactions:
Proceeds from sale of shares	17,764,324	27,846,986
Distributions reinvested	—	12,149
Cost of shares redeemed	(16,302,674)	(26,977,515)
Net increase from capital share transactions	1,461,650	881,620
Net increase (decrease) in net assets	1,189,893	(128,649)

Net assets:
Beginning of year	463,593	592,242
End of year	$1,653,486	$463,593

Capital share activity:
Shares sold	794,399	807,771
Shares issued from reinvestment of distributions	—	414
Shares redeemed	(725,045)	(804,229)
Net increase in shares	69,354	3,956

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$25.30	$41.21	$57.64	$59.28	$78.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.33)	.34	.32	(.11)
Net gain (loss) on investments (realized and unrealized)	(6.17)	(15.28)	(16.47)	(1.96)[e]	(19.29)
Total from investment operations	(6.44)	(15.61)	(16.13)	(1.64)	(19.40)
Less distributions from:
Net investment income	—	(.30)	(.30)	—	—
Total distributions	—	(.30)	(.30)	—	—
Net asset value, end of period	$18.86	$25.30	$41.21	$57.64	$59.28

Total Return[b]	(25.45%)	(38.00%)	(28.01%)	(2.77%)	(24.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,653	$464	$592	$7,815	$772
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(0.93%)	0.70%	0.58%	(0.17%)
Total expenses[c]	1.78%	1.92%	1.92%	1.83%	1.79%
Net expenses[d]	1.71%	1.87%	1.84%	1.83%	1.79%
Portfolio turnover rate	430%	681%	418%	136%	119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund returned 58.27%, while the S&P 500 Index returned 28.71% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Financials, and Health Care.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Walt Disney Co., PayPal Holdings, Inc., and Global Payments, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	9.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.9%
Apple, Inc.	4.0%
Microsoft Corp.	3.6%
Amazon.com, Inc.	2.1%
Alphabet, Inc. — Class A	1.2%
Tesla, Inc.	1.2%
Alphabet, Inc. — Class C	1.2%
Meta Platforms, Inc. — Class A	1.1%
NVIDIA Corp.	1.1%
Top Ten Total	29.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	58.27%	29.82%	28.08%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 57.7%

Technology - 14.7%
Apple, Inc.	20,251	$3,595,970
Microsoft Corp.	9,755	3,280,802
NVIDIA Corp.	3,248	955,269
Broadcom, Inc.	534	355,329
Adobe, Inc.*	618	350,443
Accenture plc — Class A	821	340,346
salesforce.com, Inc.*	1,272	323,253
Intel Corp.	5,284	272,126
QUALCOMM, Inc.	1,455	266,076
Intuit, Inc.	368	236,705
Texas Instruments, Inc.	1,200	226,164
Advanced Micro Devices, Inc.*	1,569	225,779
Applied Materials, Inc.	1,173	184,583
Oracle Corp.	2,096	182,792
ServiceNow, Inc.*	258	167,470
International Business Machines Corp.	1,165	155,714
Micron Technology, Inc.	1,453	135,347
Lam Research Corp.	183	131,605
Analog Devices, Inc.	698	122,688
Fidelity National Information Services, Inc.	791	86,338
KLA Corp.	197	84,732
Autodesk, Inc.*	285	80,139
Fiserv, Inc.*	772	80,126
NXP Semiconductor N.V.	345	78,584
Synopsys, Inc.*	198	72,963
Xilinx, Inc.	322	68,274
Roper Technologies, Inc.	137	67,385
Activision Blizzard, Inc.	1,012	67,328
Cadence Design Systems, Inc.*	360	67,086
MSCI, Inc. — Class A	107	65,558
Fortinet, Inc.*	176	63,254
Microchip Technology, Inc.	721	62,770
Cognizant Technology Solutions Corp. — Class A	682	60,507
Paychex, Inc.	417	56,920
HP, Inc.	1,497	56,392
EPAM Systems, Inc.*	74	49,465
Electronic Arts, Inc.	367	48,407
ANSYS, Inc.*	113	45,327
Zebra Technologies Corp. — Class A*	69	41,069
Cerner Corp.	382	35,476
Teradyne, Inc.	212	34,668
Skyworks Solutions, Inc.	215	33,355
Seagate Technology Holdings plc	266	30,053
Tyler Technologies, Inc.*	53	28,511
Monolithic Power Systems, Inc.	56	27,627
Broadridge Financial Solutions, Inc.	151	27,606
Hewlett Packard Enterprise Co.	1,699	26,793
NetApp, Inc.	291	26,769
Take-Two Interactive Software, Inc.*	150	26,658
Western Digital Corp.*	404	26,345
Paycom Software, Inc.*	62	25,742
Akamai Technologies, Inc.*	211	24,695
Qorvo, Inc.*	142	22,207
Ceridian HCM Holding, Inc.*	176	18,385
PTC, Inc.*	137	16,598
Leidos Holdings, Inc.	182	16,180
Jack Henry & Associates, Inc.	96	16,031
Citrix Systems, Inc.	162	15,324
DXC Technology Co.*	327	10,526
IPG Photonics Corp.*	46	7,918
Total Technology		13,308,552

Consumer, Non-cyclical - 11.5%
UnitedHealth Group, Inc.	1,224	614,619
Johnson & Johnson	3,421	585,230
Procter & Gamble Co.	3,144	514,296
Pfizer, Inc.	7,293	430,652
Thermo Fisher Scientific, Inc.	512	341,627
Abbott Laboratories	2,297	323,280
PepsiCo, Inc.	1,797	312,157
AbbVie, Inc.	2,297	311,014
Coca-Cola Co.	5,051	299,070
PayPal Holdings, Inc.*	1,527	287,962
Eli Lilly & Co.	1,031	284,783
Danaher Corp.	826	271,762
Merck & Company, Inc.	3,282	251,532
Philip Morris International, Inc.	2,023	192,185
Medtronic plc	1,749	180,934
Bristol-Myers Squibb Co.	2,884	179,817
CVS Health Corp.	1,715	176,919
Intuitive Surgical, Inc.*	464	166,715
Amgen, Inc.	732	164,678
Zoetis, Inc.	615	150,078
S&P Global, Inc.	313	147,714
Anthem, Inc.	315	146,015
Automatic Data Processing, Inc.	547	134,879
Mondelez International, Inc. — Class A	1,812	120,154
Gilead Sciences, Inc.	1,630	118,354
Stryker Corp.	436	116,595
Moderna, Inc.*	458	116,323
Altria Group, Inc.	2,387	113,120
Estee Lauder Companies, Inc. — Class A	301	111,430
Edwards Lifesciences Corp.*	811	105,065
Cigna Corp.	431	98,971
Becton Dickinson and Co.	373	93,802
Colgate-Palmolive Co.	1,095	93,447
Regeneron Pharmaceuticals, Inc.*	137	86,518
Moody’s Corp.	210	82,022
HCA Healthcare, Inc.	311	79,902
Boston Scientific Corp.*	1,851	78,631
Humana, Inc.	167	77,465
Illumina, Inc.*	203	77,229
Vertex Pharmaceuticals, Inc.*	330	72,468
IDEXX Laboratories, Inc.*	110	72,431
IQVIA Holdings, Inc.*	248	69,971
IHS Markit Ltd.	518	68,852
Dexcom, Inc.*	126	67,656
Kimberly-Clark Corp.	438	62,599
Centene Corp.*	758	62,459
Align Technology, Inc.*	95	62,432

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Baxter International, Inc.	651	$55,882
Constellation Brands, Inc. — Class A	213	53,456
General Mills, Inc.	786	52,961
Sysco Corp.	666	52,314
Global Payments, Inc.	377	50,963
Cintas Corp.	114	50,521
ResMed, Inc.	189	49,231
McKesson Corp.	198	49,217
Archer-Daniels-Midland Co.	727	49,138
Verisk Analytics, Inc. — Class A	209	47,805
Monster Beverage Corp.*	488	46,867
Equifax, Inc.	158	46,261
Biogen, Inc.*	190	45,585
West Pharmaceutical Services, Inc.	96	45,025
Corteva, Inc.	947	44,774
Kroger Co.	879	39,784
Laboratory Corporation of America Holdings*	124	38,962
Hershey Co.	189	36,566
Gartner, Inc.*	107	35,772
Zimmer Biomet Holdings, Inc.	271	34,428
Tyson Foods, Inc. — Class A	383	33,382
Kraft Heinz Co.	922	33,100
PerkinElmer, Inc.	164	32,974
Church & Dwight Company, Inc.	317	32,492
STERIS plc	130	31,643
McCormick & Company, Inc.	324	31,302
United Rentals, Inc.*	94	31,235
Waters Corp.*	79	29,435
Catalent, Inc.*	222	28,423
Clorox Co.	159	27,723
Quest Diagnostics, Inc.	159	27,508
Cooper Companies, Inc.	64	26,812
Bio-Techne Corp.	50	25,867
AmerisourceBergen Corp. — Class A	194	25,781
Hologic, Inc.*	329	25,188
Charles River Laboratories International, Inc.*	65	24,491
FleetCor Technologies, Inc.*	106	23,727
Avery Dennison Corp.	108	23,390
Kellogg Co.	332	21,387
Conagra Brands, Inc.	623	21,275
Viatris, Inc.	1,571	21,256
Quanta Services, Inc.	185	21,212
ABIOMED, Inc.*	59	21,191
Bio-Rad Laboratories, Inc. — Class A*	28	21,156
MarketAxess Holdings, Inc.	49	20,152
Teleflex, Inc.	61	20,037
J M Smucker Co.	141	19,151
Cardinal Health, Inc.	366	18,845
Incyte Corp.*	244	17,910
Hormel Foods Corp.	366	17,864
Brown-Forman Corp. — Class B	237	17,268
Robert Half International, Inc.	144	16,059
Dentsply Sirona, Inc.	284	15,844
Henry Schein, Inc.*	180	13,956
Universal Health Services, Inc. — Class B	95	12,318
Lamb Weston Holdings, Inc.	190	12,042
Campbell Soup Co.	263	11,430
Molson Coors Beverage Co. — Class B	245	11,356
Rollins, Inc.	294	10,058
Organon & Co.	329	10,018
DaVita, Inc.*	85	9,670
Nielsen Holdings plc	466	9,558
Total Consumer, Non-cyclical		10,406,812

Communications - 8.7%
Amazon.com, Inc.*	566	1,887,236
Alphabet, Inc. — Class A*	390	1,129,846
Alphabet, Inc. — Class C*	363	1,050,373
Meta Platforms, Inc. — Class A*	3,074	1,033,940
Walt Disney Co.*	2,361	365,695
Cisco Systems, Inc.	5,480	347,268
Netflix, Inc.*	575	346,403
Comcast Corp. — Class A	5,924	298,155
Verizon Communications, Inc.	5,379	279,493
AT&T, Inc.	9,278	228,239
Booking Holdings, Inc.*	53	127,159
Charter Communications, Inc. — Class A*	161	104,967
T-Mobile US, Inc.*	762	88,377
Motorola Solutions, Inc.	219	59,502
eBay, Inc.	813	54,065
Match Group, Inc.*	368	48,668
Twitter, Inc.*	1,039	44,906
Arista Networks, Inc.*	291	41,831
Corning, Inc.	998	37,155
Etsy, Inc.*	165	36,125
CDW Corp.	176	36,041
Expedia Group, Inc.*	190	34,337
VeriSign, Inc.*	126	31,981
FactSet Research Systems, Inc.	49	23,814
ViacomCBS, Inc. — Class B	788	23,782
Omnicom Group, Inc.	276	20,223
NortonLifeLock, Inc.	756	19,641
Interpublic Group of Companies, Inc.	512	19,174
F5, Inc.*	78	19,087
Fox Corp. — Class A	415	15,313
Juniper Networks, Inc.	422	15,070
Lumen Technologies, Inc.	1,197	15,022
News Corp. — Class A	511	11,400
DISH Network Corp. — Class A*	324	10,511
Discovery, Inc. — Class C*	395	9,046
Fox Corp. — Class B	191	6,546
Discovery, Inc. — Class A*,1	220	5,179
News Corp. — Class B	158	3,555
Total Communications		7,929,125

Financial - 8.4%
Berkshire Hathaway, Inc. — Class B*	2,380	711,620
JPMorgan Chase & Co.	3,839	607,906
Visa, Inc. — Class A	2,178	471,994
Bank of America Corp.	9,357	416,293
Mastercard, Inc. — Class A	1,127	404,954

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Wells Fargo & Co.	5,181	$248,584
Morgan Stanley	1,865	183,068
American Tower Corp. — Class A REIT	592	173,160
BlackRock, Inc. — Class A	186	170,294
Goldman Sachs Group, Inc.	441	168,705
Charles Schwab Corp.	1,953	164,247
Prologis, Inc. REIT	961	161,794
Citigroup, Inc.	2,578	155,685
American Express Co.	815	133,334
Crown Castle International Corp. REIT	562	117,312
Marsh & McLennan Companies, Inc.	656	114,026
PNC Financial Services Group, Inc.	548	109,885
Chubb Ltd.	560	108,254
CME Group, Inc. — Class A	467	106,691
Truist Financial Corp.	1,734	101,526
Intercontinental Exchange, Inc.	732	100,116
Equinix, Inc. REIT	117	98,963
U.S. Bancorp	1,753	98,466
Aon plc — Class A	286	85,960
Capital One Financial Corp.	553	80,235
Progressive Corp.	760	78,014
Public Storage REIT	198	74,163
Simon Property Group, Inc. REIT	427	68,222
Digital Realty Trust, Inc. REIT	369	65,265
American International Group, Inc.	1,079	61,352
MetLife, Inc.	929	58,053
T. Rowe Price Group, Inc.	292	57,419
Bank of New York Mellon Corp.	987	57,325
SBA Communications Corp. REIT	141	54,852
Prudential Financial, Inc.	491	53,146
Realty Income Corp. REIT	735	52,619
SVB Financial Group*	76	51,546
Travelers Companies, Inc.	319	49,901
Welltower, Inc. REIT	565	48,460
First Republic Bank	232	47,910
CBRE Group, Inc. — Class A*	435	47,202
Aflac, Inc.	791	46,186
AvalonBay Communities, Inc. REIT	182	45,971
Arthur J Gallagher & Co.	269	45,641
State Street Corp.	475	44,175
Discover Financial Services	381	44,028
Allstate Corp.	372	43,766
Ameriprise Financial, Inc.	145	43,741
Alexandria Real Estate Equities, Inc. REIT	183	40,802
Equity Residential REIT	443	40,092
Weyerhaeuser Co. REIT	973	40,068
Extra Space Storage, Inc. REIT	173	39,224
Fifth Third Bancorp	888	38,672
Willis Towers Watson plc	162	38,473
Mid-America Apartment Communities, Inc. REIT	150	34,416
Synchrony Financial	711	32,983
Duke Realty Corp. REIT	495	32,492
Northern Trust Corp.	270	32,295
Nasdaq, Inc.	152	31,921
Hartford Financial Services Group, Inc.	442	30,516
Essex Property Trust, Inc. REIT	84	29,587
Huntington Bancshares, Inc.	1,879	28,974
KeyCorp	1,210	27,987
Regions Financial Corp.	1,239	27,010
Ventas, Inc. REIT	519	26,531
Citizens Financial Group, Inc.	554	26,177
M&T Bank Corp.	167	25,648
Healthpeak Properties, Inc. REIT	700	25,263
Signature Bank	78	25,231
Raymond James Financial, Inc.	241	24,196
Principal Financial Group, Inc.	320	23,146
UDR, Inc. REIT	377	22,616
Cincinnati Financial Corp.	195	22,216
Brown & Brown, Inc.	305	21,435
Boston Properties, Inc. REIT	185	21,308
Kimco Realty Corp. REIT	800	19,720
Iron Mountain, Inc. REIT	376	19,676
Cboe Global Markets, Inc.	139	18,126
Host Hotels & Resorts, Inc. REIT*	927	16,121
Lincoln National Corp.	221	15,085
Regency Centers Corp. REIT	200	15,070
Loews Corp.	260	15,018
W R Berkley Corp.	181	14,913
Comerica, Inc.	170	14,790
Everest Re Group Ltd.	51	13,970
Zions Bancorp North America	203	12,822
Federal Realty Investment Trust REIT*	90	12,269
Franklin Resources, Inc.	365	12,224
Assurant, Inc.	74	11,534
Globe Life, Inc.	121	11,340
Invesco Ltd.	443	10,198
People’s United Financial, Inc.	556	9,908
Vornado Realty Trust REIT	207	8,665
Total Financial		7,592,757

Consumer, Cyclical - 5.9%
Tesla, Inc.*	1,057	1,117,017
Home Depot, Inc.	1,371	568,979
Costco Wholesale Corp.	573	325,292
NIKE, Inc. — Class B	1,660	276,672
Walmart, Inc.	1,848	267,387
McDonald’s Corp.	971	260,296
Lowe’s Companies, Inc.	900	232,632
Starbucks Corp.	1,533	179,315
Target Corp.	634	146,733
TJX Companies, Inc.	1,562	118,587
General Motors Co.*	1,886	110,576
Ford Motor Co.	5,100	105,927
Dollar General Corp.	303	71,456
Chipotle Mexican Grill, Inc. — Class A*	37	64,685
O’Reilly Automotive, Inc.*	88	62,148
Marriott International, Inc. — Class A*	355	58,660
Aptiv plc*	351	57,897
AutoZone, Inc.*	27	56,603
Hilton Worldwide Holdings, Inc.*	362	56,468
Yum! Brands, Inc.	380	52,767
Ross Stores, Inc.	461	52,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	934	$48,717
Fastenal Co.	747	47,853
DR Horton, Inc.	424	45,983
Copart, Inc.*	277	41,999
Dollar Tree, Inc.*	292	41,032
Lennar Corp. — Class A	353	41,004
Cummins, Inc.	186	40,574
PACCAR, Inc.	450	39,717
Tractor Supply Co.	148	35,313
Southwest Airlines Co.*	769	32,944
Delta Air Lines, Inc.*	831	32,476
VF Corp.	423	30,972
Pool Corp.	52	29,432
Best Buy Company, Inc.	288	29,261
WW Grainger, Inc.	56	29,021
Ulta Beauty, Inc.*	70	28,864
CarMax, Inc.*	211	27,479
Domino’s Pizza, Inc.	47	26,523
Caesars Entertainment, Inc.*	278	26,001
Genuine Parts Co.	184	25,797
Darden Restaurants, Inc.	169	25,458
Bath & Body Works, Inc.	344	24,008
NVR, Inc.*	4	23,635
MGM Resorts International	505	22,665
Royal Caribbean Cruises Ltd.*	291	22,378
Carnival Corp.*	1,045	21,025
Live Nation Entertainment, Inc.*	175	20,946
LKQ Corp.	348	20,891
Advance Auto Parts, Inc.	82	19,670
PulteGroup, Inc.	329	18,806
Whirlpool Corp.	79	18,538
United Airlines Holdings, Inc.*	421	18,432
Hasbro, Inc.	168	17,099
Las Vegas Sands Corp.*	447	16,825
American Airlines Group, Inc.*	841	15,104
Tapestry, Inc.	357	14,494
BorgWarner, Inc.	312	14,062
Mohawk Industries, Inc.*	71	12,935
Wynn Resorts Ltd.*	137	11,651
Penn National Gaming, Inc.*	215	11,148
Newell Brands, Inc.	492	10,745
Norwegian Cruise Line Holdings Ltd.*	481	9,976
PVH Corp.	92	9,812
Alaska Air Group, Inc.*	163	8,492
Ralph Lauren Corp. — Class A	63	7,488
Under Armour, Inc. — Class A*	245	5,192
Under Armour, Inc. — Class C*	279	5,033
Gap, Inc.	279	4,924
Total Consumer, Cyclical		5,375,174

Industrial - 4.3%
Union Pacific Corp.	835	210,362
United Parcel Service, Inc. — Class B	947	202,980
Honeywell International, Inc.	894	186,408
Raytheon Technologies Corp.	1,945	167,387
Caterpillar, Inc.	702	145,132
Boeing Co.*	718	144,548
General Electric Co.	1,427	134,809
3M Co.	749	133,045
Deere & Co.	367	125,841
Lockheed Martin Corp.	319	113,376
CSX Corp.	2,882	108,363
Norfolk Southern Corp.	316	94,076
Illinois Tool Works, Inc.	370	91,316
Eaton Corporation plc	517	89,348
Waste Management, Inc.	500	83,450
FedEx Corp.	317	81,989
Johnson Controls International plc	920	74,805
Northrop Grumman Corp.	193	74,705
Emerson Electric Co.	777	72,238
TE Connectivity Ltd.	424	68,408
Amphenol Corp. — Class A	776	67,869
General Dynamics Corp.	301	62,749
Agilent Technologies, Inc.	393	62,742
Trane Technologies plc	309	62,427
Carrier Global Corp.	1,126	61,074
L3Harris Technologies, Inc.	255	54,376
Parker-Hannifin Corp.	168	53,444
Rockwell Automation, Inc.	151	52,676
Mettler-Toledo International, Inc.*	30	50,916
Keysight Technologies, Inc.*	239	49,356
Otis Worldwide Corp.	551	47,976
AMETEK, Inc.	301	44,259
Old Dominion Freight Line, Inc.	121	43,364
TransDigm Group, Inc.*	68	43,267
Ball Corp.	421	40,530
Stanley Black & Decker, Inc.	212	39,987
Republic Services, Inc. — Class A	272	37,930
Vulcan Materials Co.	172	35,704
Martin Marietta Materials, Inc.	81	35,682
Fortive Corp.	466	35,551
Dover Corp.	187	33,959
Ingersoll Rand, Inc.	530	32,791
Expeditors International of Washington, Inc.	220	29,544
Generac Holdings, Inc.*	82	28,857
Trimble, Inc.*	326	28,424
Xylem, Inc.	233	27,941
Garmin Ltd.	197	26,826
Teledyne Technologies, Inc.*	61	26,650
Amcor plc	1,992	23,924
Jacobs Engineering Group, Inc.	169	23,530
IDEX Corp.	99	23,396
Westinghouse Air Brake Technologies Corp.	242	22,291
J.B. Hunt Transport Services, Inc.	109	22,280
Masco Corp.	317	22,260
Textron, Inc.	286	22,079
Fortune Brands Home & Security, Inc.	176	18,814
CH Robinson Worldwide, Inc.	169	18,189
Packaging Corporation of America	123	16,746
Howmet Aerospace, Inc.	500	15,915
Pentair plc	215	15,702
Westrock Co.	347	15,393

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Allegion plc	116	$15,363
Snap-on, Inc.	70	15,077
A O Smith Corp.	173	14,852
Sealed Air Corp.	193	13,022
Huntington Ingalls Industries, Inc.	52	9,710
Total Industrial		3,948,000

Energy - 1.6%
Exxon Mobil Corp.	5,501	336,606
Chevron Corp.	2,504	293,844
ConocoPhillips	1,714	123,717
EOG Resources, Inc.	760	67,511
Schlumberger N.V.	1,822	54,569
Pioneer Natural Resources Co.	295	53,655
Marathon Petroleum Corp.	800	51,192
Phillips 66	569	41,230
Williams Companies, Inc.	1,578	41,091
Kinder Morgan, Inc.	2,534	40,189
Valero Energy Corp.	531	39,883
Devon Energy Corp.	818	36,033
ONEOK, Inc.	579	34,022
Occidental Petroleum Corp.	1,153	33,425
Enphase Energy, Inc.*	175	32,014
Baker Hughes Co.	1,136	27,332
Halliburton Co.	1,162	26,575
Hess Corp.	358	26,503
Diamondback Energy, Inc.	221	23,835
Coterra Energy, Inc. — Class A	1,057	20,083
SolarEdge Technologies, Inc.*	68	19,079
Marathon Oil Corp.	1,012	16,617
APA Corp.	472	12,692
Total Energy		1,451,697

Utilities - 1.4%
NextEra Energy, Inc.	2,549	237,975
Duke Energy Corp.	999	104,795
Southern Co.	1,377	94,435
Dominion Energy, Inc.	1,052	82,645
Exelon Corp.	1,271	73,413
American Electric Power Company, Inc.	654	58,186
Sempra Energy	415	54,896
Xcel Energy, Inc.	700	47,390
American Water Works Company, Inc.	236	44,571
Public Service Enterprise Group, Inc.	657	43,842
Eversource Energy	446	40,577
WEC Energy Group, Inc.	410	39,799
Consolidated Edison, Inc.	460	39,247
Edison International	494	33,716
DTE Energy Co.	252	30,124
Ameren Corp.	335	29,818
FirstEnergy Corp.	707	29,404
Entergy Corp.	261	29,402
PPL Corp.	975	29,308
CMS Energy Corp.	376	24,459
CenterPoint Energy, Inc.	817	22,802
AES Corp.	866	21,044
Evergy, Inc.	298	20,446
Alliant Energy Corp.	325	19,978
Atmos Energy Corp.	172	18,020
NiSource, Inc.	510	14,081
NRG Energy, Inc.	318	13,699
Pinnacle West Capital Corp.	147	10,377
Total Utilities		1,308,449

Basic Materials - 1.2%
Linde plc	666	230,722
Sherwin-Williams Co.	313	110,226
Air Products and Chemicals, Inc.	288	87,627
Freeport-McMoRan, Inc.	1,908	79,621
Ecolab, Inc.	324	76,007
Newmont Corp.	1,036	64,252
Dow, Inc.	961	54,508
DuPont de Nemours, Inc.	673	54,365
PPG Industries, Inc.	308	53,112
International Flavors & Fragrances, Inc.	330	49,715
Nucor Corp.	371	42,350
Albemarle Corp.	152	35,533
LyondellBasell Industries N.V. — Class A	341	31,450
Celanese Corp. — Class A	141	23,696
International Paper Co.	503	23,631
Eastman Chemical Co.	175	21,159
CF Industries Holdings, Inc.	278	19,677
Mosaic Co.	481	18,899
FMC Corp.	165	18,132
Total Basic Materials		1,094,682

Total Common Stocks
(Cost $52,516,528)		52,415,248

MUTUAL FUNDS† - 14.0%
Guggenheim Strategy Fund II2	333,731	8,303,229
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	447,437	4,438,580
Total Mutual Funds
(Cost $12,737,190)		12,741,809

	Face Amount
U.S. TREASURY BILLS†† - 5.9%
U.S. Treasury Bills
0.10% due 06/02/22[3]	$3,500,000	3,498,451
0.09% due 06/02/22[3,4]	1,500,000	1,499,336
0.04% due 01/06/22[3,5]	312,000	312,000
Total U.S. Treasury Bills
(Cost $5,309,949)		5,309,787

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P 500® 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 27.9%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[4]	$14,168,120	$14,168,120
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[4]	5,859,512	5,859,512
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[4]	5,326,830	5,326,830
Total Repurchase Agreements
(Cost $25,354,462)		25,354,462

	Shares	Value
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	1,775	$1,775
Total Securities Lending Collateral
(Cost $1,775)		1,775

Total Investments - 105.5%
(Cost $95,919,904)		$95,823,081
Other Assets & Liabilities, net - (5.5)%		(4,973,971)
Total Net Assets - 100.0%		$90,849,110

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	6	Mar 2022	$1,427,850	$(716)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	0.50% (U.S. Secured Overnight Financing Rate + 0.45%)	At Maturity	01/26/22	20,239	$96,461,704	$2,076,507
Goldman Sachs International	S&P 500 Index	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	01/27/22	5,882	28,035,446	533,180
BNP Paribas	S&P 500 Index	Pay	0.68% (Federal Funds Rate + 0.60%)	At Maturity	01/27/22	718	3,422,964	40,454
							$127,920,114	$2,650,141

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$52,415,248	$—	$—	$52,415,248
Mutual Funds	12,741,809	—	—	12,741,809
U.S. Treasury Bills	—	5,309,787	—	5,309,787
Repurchase Agreements	—	25,354,462	—	25,354,462
Securities Lending Collateral	1,775	—	—	1,775
Equity Index Swap Agreements**	—	2,650,141	—	2,650,141
Total Assets	$65,158,832	$33,314,390	$—	$98,473,222

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$716	$—	$—	$716

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,935,408	$8,497,752	$(4,100,000)	$56,709	$(86,640)	$8,303,229	333,731	$72,586
Guggenheim Ultra Short Duration Fund — Institutional Class	4,808,189	24,038,006	(24,400,000)	67,228	(74,843)	4,438,580	447,437	28,044
	$8,743,597	$32,535,758	$(28,500,000)	$123,937	$(161,483)	$12,741,809		$100,630

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $1,671 of securities loaned (cost $57,828,252)	$57,726,810
Investments in affiliated issuers, at value (cost $12,737,190)	12,741,809
Repurchase agreements, at value (cost $25,354,462)	25,354,462
Cash	126
Segregated cash with broker	1,893,000
Unrealized appreciation on OTC swap agreements	2,650,141
Receivables:
Fund shares sold	6,439,296
Swap settlement	459,726
Dividends	37,806
Interest	24
Securities lending income	1
Total assets	107,303,201

Liabilities:
Segregated cash due to broker	1,070,000
Payable for:
Securities purchased	15,152,075
Management fees	57,957
Investor service fees	16,284
Transfer agent and administrative fees	14,264
Portfolio accounting fees	6,513
Return of securities lending collateral	1,775
Trustees’ fees*	726
Variation margin on futures contracts	709
Fund shares redeemed	159
Miscellaneous	133,629
Total liabilities	16,454,091
Commitments and contingent liabilities (Note 11)	—
Net assets	$90,849,110

Net assets consist of:
Paid in capital	$87,211,231
Total distributable earnings (loss)	3,637,879
Net assets	$90,849,110
Capital shares outstanding	181,973
Net asset value per share	$499.24

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $63)	$430,470
Dividends from securities of affiliated issuers	100,630
Interest	11,228
Income from securities lending, net	27
Total investment income	542,355

Expenses:
Management fees	474,445
Investor service fees	131,790
Transfer agent and administrative fees	162,974
Professional fees	80,358
Portfolio accounting fees	52,716
Custodian fees	7,668
Trustees’ fees*	7,108
Line of credit fees	3,327
Interest expense	125
Miscellaneous	3,982
Total expenses	924,493
Less:
Expenses reimbursed by Adviser	(17,577)
Expenses waived by Adviser	(7,498)
Total waived/reimbursed expenses	(25,075)
Net expenses	899,418
Net investment loss	(357,063)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,992,429
Investments in affiliated issuers	123,937
Swap agreements	12,978,430
Futures contracts	(1,094,538)
Net realized gain	19,000,258
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,565,334)
Investments in affiliated issuers	(161,483)
Swap agreements	2,290,697
Futures contracts	(716)
Net change in unrealized appreciation (depreciation)	563,164
Net realized and unrealized gain	19,563,422
Net increase in net assets resulting from operations	$19,206,359

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(357,063)	$(136,370)
Net realized gain (loss) on investments	19,000,258	(6,034,312)
Net change in unrealized appreciation (depreciation) on investments	563,164	1,118,782
Net increase (decrease) in net assets resulting from operations	19,206,359	(5,051,900)

Distributions to shareholders	—	(6,283,511)

Capital share transactions:
Proceeds from sale of shares	1,339,593,284	666,124,278
Distributions reinvested	—	6,283,511
Cost of shares redeemed	(1,304,638,359)	(678,580,309)
Net increase (decrease) from capital share transactions	34,954,925	(6,172,520)
Net increase (decrease) in net assets	54,161,284	(17,507,931)

Net assets:
Beginning of year	36,687,826	54,195,757
End of year	$90,849,110	$36,687,826

Capital share activity:
Shares sold	3,381,480	2,451,470
Shares issued from reinvestment of distributions	—	25,952
Shares redeemed	(3,315,816)	(2,534,148)
Net increase (decrease) in shares	65,664	(56,726)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$315.43	$313.21	$192.73	$244.38	$176.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.79)	(1.21)	1.59	1.48	.13
Net gain (loss) on investments (realized and unrealized)	186.60	45.29 [e]	118.89	(35.10)	75.18
Total from investment operations	183.81	44.08	120.48	(33.62)	75.31
Less distributions from:
Net investment income	—	(1.68)	—	(.14)	—
Net realized gains	—	(40.18)	—	(17.89)	(7.45)
Total distributions	—	(41.86)	—	(18.03)	(7.45)
Net asset value, end of period	$499.24	$315.43	$313.21	$192.73	$244.38

Total Return[b]	58.27%	18.10%	62.51%	(15.41%)	43.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,849	$36,688	$54,196	$31,177	$36,513
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.44%)	0.62%	0.60%	0.06%
Total expenses[c]	1.75%	1.87%	1.87%	1.77%	1.76%
Net expenses[d]	1.71%	1.83%	1.80%	1.77%	1.76%
Portfolio turnover rate	2,834%	2,610%	248%	424%	282%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100® Index. NASDAQ-100® 2x Strategy Fund returned 53.45%, while the NASDAQ-100® Index returned 27.51% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Communication Services, and Consumer Discretionary.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Pinduoduo, Inc. - Class A ADR, PayPal Holdings, Inc., and Peloton Interactive, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.2%
Apple, Inc.	8.4%
Microsoft Corp.	7.3%
Amazon.com, Inc.	4.9%
Meta Platforms, Inc. — Class A	3.4%
Tesla, Inc.	3.1%
NVIDIA Corp.	3.0%
Alphabet, Inc. — Class C	2.7%
Alphabet, Inc. — Class A	2.5%
Broadcom, Inc.	1.3%
Top Ten Total	48.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	53.45%	51.40%	41.85%
NASDAQ-100 Index	27.51%	28.63%	23.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

58 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 72.2%

Technology - 34.0%
Apple, Inc.	71,493	$12,695,012
Microsoft Corp.	32,717	11,003,381
NVIDIA Corp.	15,331	4,509,000
Broadcom, Inc.	2,976	1,980,260
Adobe, Inc.*	3,440	1,950,686
Intel Corp.	29,403	1,514,255
QUALCOMM, Inc.	8,097	1,480,698
Intuit, Inc.	2,047	1,316,671
Texas Instruments, Inc.	6,677	1,258,414
Advanced Micro Devices, Inc.*	8,731	1,256,391
Applied Materials, Inc.	6,528	1,027,246
Micron Technology, Inc.	8,087	753,304
Lam Research Corp.	1,018	732,095
Analog Devices, Inc.	3,885	682,866
Marvell Technology, Inc.	5,954	520,916
Fiserv, Inc.*	4,773	495,390
KLA Corp.	1,096	471,401
ASML Holding N.V. — Class G	586	466,538
Autodesk, Inc.*	1,589	446,811
NXP Semiconductor N.V.	1,923	438,021
Fortinet, Inc.*	1,182	424,811
Synopsys, Inc.*	1,103	406,456
Atlassian Corporation plc — Class A*	1,015	387,009
Workday, Inc. — Class A*	1,395	381,086
Xilinx, Inc.	1,792	379,958
Activision Blizzard, Inc.	5,631	374,630
Cadence Design Systems, Inc.*	2,004	373,445
Paychex, Inc.	2,607	355,856
Microchip Technology, Inc.	4,011	349,198
Cognizant Technology Solutions Corp. — Class A	3,797	336,870
Datadog, Inc. — Class A*	1,860	331,285
Zscaler, Inc.*	1,013	325,507
Zoom Video Communications, Inc. — Class A*	1,751	322,026
Crowdstrike Holdings, Inc. — Class A*	1,488	304,668
Electronic Arts, Inc.	2,045	269,736
ANSYS, Inc.*	631	253,107
DocuSign, Inc.*	1,422	216,585
NetEase, Inc. ADR	2,048	208,445
Skyworks Solutions, Inc.	1,196	185,547
Splunk, Inc.*	1,168	135,161
Total Technology		51,320,742

Communications - 21.1%
Amazon.com, Inc.*	2,210	7,368,891
Meta Platforms, Inc. — Class A*	15,440	5,193,244
Alphabet, Inc. — Class C*	1,385	4,007,622
Alphabet, Inc. — Class A*	1,311	3,798,020
Cisco Systems, Inc.	30,491	1,932,215
Netflix, Inc.*	3,202	1,929,013
Comcast Corp. — Class A	32,963	1,659,028
T-Mobile US, Inc.*	9,030	1,047,299
Charter Communications, Inc. — Class A*	1,296	844,953
Booking Holdings, Inc.*	297	712,571
MercadoLibre, Inc.*	365	492,166
Airbnb, Inc. — Class A*	2,507	417,390
Palo Alto Networks, Inc.*	713	396,970
JD.com, Inc. ADR*	5,361	375,645
eBay, Inc.	4,526	300,979
Match Group, Inc.*	2,047	270,716
Baidu, Inc. ADR*	1,755	261,127
Okta, Inc.*	1,067	239,189
VeriSign, Inc.*	803	203,818
Sirius XM Holdings, Inc.[1]	28,915	183,610
Pinduoduo, Inc. ADR*	3,006	175,250
Total Communications		31,809,716

Consumer, Non-cyclical - 8.3%
PepsiCo, Inc.	9,996	1,736,405
PayPal Holdings, Inc.*	8,494	1,601,799
Intuitive Surgical, Inc.*	2,583	928,072
Amgen, Inc.	4,072	916,078
Automatic Data Processing, Inc.	3,046	751,083
Moderna, Inc.*	2,931	744,416
Mondelez International, Inc. — Class A	10,085	668,736
Gilead Sciences, Inc.	9,069	658,500
Regeneron Pharmaceuticals, Inc.*	764	482,481
Illumina, Inc.*	1,130	429,897
IDEXX Laboratories, Inc.*	613	403,636
Vertex Pharmaceuticals, Inc.*	1,838	403,625
Keurig Dr Pepper, Inc.	10,251	377,852
Dexcom, Inc.*	701	376,402
Align Technology, Inc.*	570	374,592
Monster Beverage Corp.*	3,825	367,353
Cintas Corp.	748	331,491
Kraft Heinz Co.	8,849	317,679
Verisk Analytics, Inc. — Class A	1,165	266,470
Biogen, Inc.*	1,062	254,795
Seagen, Inc.*	1,322	204,381
Total Consumer, Non-cyclical		12,595,743

Consumer, Cyclical - 7.0%
Tesla, Inc.*	4,376	4,624,469
Costco Wholesale Corp.	3,194	1,813,234
Starbucks Corp.	8,482	992,140
Lucid Group, Inc.*,1	11,903	452,909
Marriott International, Inc. — Class A*	2,355	389,140
Lululemon Athletica, Inc.*	901	352,696
O’Reilly Automotive, Inc.*	487	343,934
Walgreens Boots Alliance, Inc.	6,258	326,417
Ross Stores, Inc.	2,570	293,700
Fastenal Co.	4,158	266,362
Copart, Inc.*	1,715	260,028
Dollar Tree, Inc.*	1,626	228,485
PACCAR, Inc.	2,510	221,533
Peloton Interactive, Inc. — Class A*	2,177	77,850
Total Consumer, Cyclical		10,642,897

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Industrial - 1.1%
Honeywell International, Inc.	4,977	$1,037,754
CSX Corp.	16,035	602,916
Total Industrial		1,640,670

Utilities - 0.7%
Exelon Corp.	7,073	408,536
American Electric Power Company, Inc.	3,641	323,940
Xcel Energy, Inc.	3,894	263,624
Total Utilities		996,100

Total Common Stocks
(Cost $73,944,671)		109,005,868

MUTUAL FUNDS† - 12.8%
Guggenheim Strategy Fund II2	741,319	18,444,006
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	83,226	825,598
Total Mutual Funds
(Cost $19,073,004)		19,269,604

	Face Amount
U.S. TREASURY BILLS†† - 6.9%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$8,500,000	8,496,237
0.04% due 01/06/22[4,5]	1,894,000	1,893,999
Total U.S. Treasury Bills
(Cost $10,390,831)		10,390,236

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 7.1%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[3]	$6,010,734	$6,010,734
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[3]	2,485,861	2,485,861
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[3]	2,259,873	2,259,873
Total Repurchase Agreements
(Cost $10,756,468)		10,756,468

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	526,170	526,170
Total Securities Lending Collateral
(Cost $526,170)		526,170

Total Investments - 99.3%
(Cost $114,691,144)		$149,948,346
Other Assets & Liabilities, net - 0.7%		1,120,506
Total Net Assets - 100.0%		$151,068,852

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	40	Mar 2022	$13,060,200	$146,312

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	0.55% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	01/26/22	6,896	$112,547,319	$2,785,064
Goldman Sachs International	NASDAQ-100 Index	Pay	0.63% (Federal Funds Rate + 0.55%)	At Maturity	01/27/22	3,698	60,356,348	90,029
BNP Paribas	NASDAQ-100 Index	Pay	0.73% (Federal Funds Rate + 0.65%)	At Maturity	01/27/22	657	10,720,716	20,025
							$183,624,383	$2,895,118

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$109,005,868	$—	$—	$109,005,868
Mutual Funds	19,269,604	—	—	19,269,604
U.S. Treasury Bills	—	10,390,236	—	10,390,236
Repurchase Agreements	—	10,756,468	—	10,756,468
Securities Lending Collateral	526,170	—	—	526,170
Equity Futures Contracts**	146,312	—	—	146,312
Equity Index Swap Agreements**	—	2,895,118	—	2,895,118
Total Assets	$128,947,954	$24,041,822	$—	$152,989,776

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$19,837,695	$343,778	$(1,680,000)	$1,949	$(59,416)	$18,444,006	741,319	$269,470
Guggenheim Ultra Short Duration Fund — Institutional Class	10,913,117	2,718,790	(12,800,000)	111,921	(118,230)	825,598	83,226	39,326
	$30,750,812	$3,062,568	$(14,480,000)	$113,870	$(177,646)	$19,269,604		$308,796

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $501,033 of securities loaned (cost $84,861,672)	$119,922,274
Investments in affiliated issuers, at value (cost $19,073,004)	19,269,604
Repurchase agreements, at value (cost $10,756,468)	10,756,468
Cash	1
Unrealized appreciation on OTC swap agreements	2,895,118
Receivables:
Securities sold	5,977,945
Dividends	52,338
Securities lending income	411
Interest	10
Total assets	158,874,169

Liabilities:
Payable for:
Fund shares redeemed	5,971,749
Swap settlement	705,914
Return of securities lending collateral	526,170
Management fees	122,328
Variation margin on futures contracts	84,000
Investor service fees	34,029
Transfer agent and administrative fees	29,809
Securities purchased	24,678
Portfolio accounting fees	13,611
Trustees’ fees*	1,531
Miscellaneous	291,498
Total liabilities	7,805,317
Commitments and contingent liabilities (Note 11)	—
Net assets	$151,068,852

Net assets consist of:
Paid in capital	$115,343,438
Total distributable earnings (loss)	35,725,414
Net assets	$151,068,852
Capital shares outstanding	786,884
Net asset value per share	$191.98

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $874)	$658,845
Dividends from securities of affiliated issuers	308,796
Interest	9,413
Income from securities lending, net	735
Total investment income	977,789

Expenses:
Management fees	1,282,254
Investor service fees	356,181
Transfer agent and administrative fees	442,500
Professional fees	197,952
Portfolio accounting fees	142,472
Trustees’ fees*	19,836
Custodian fees	19,481
Line of credit fees	241
Interest expense	78
Miscellaneous	76,189
Total expenses	2,537,184
Less:
Expenses reimbursed by Adviser	(46,231)
Expenses waived by Adviser	(10,874)
Total waived/reimbursed expenses	(57,105)
Net expenses	2,480,079
Net investment loss	(1,502,290)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,356,376)
Investments in affiliated issuers	113,870
Swap agreements	31,212,197
Futures contracts	5,198,361
Net realized gain	35,168,052
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	19,140,493
Investments in affiliated issuers	(177,646)
Swap agreements	2,246,608
Futures contracts	(65,350)
Net change in unrealized appreciation (depreciation)	21,144,105
Net realized and unrealized gain	56,312,157
Net increase in net assets resulting from operations	$54,809,867

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,502,290)	$(837,348)
Net realized gain on investments	35,168,052	52,261,748
Net change in unrealized appreciation (depreciation) on investments	21,144,105	16,407,356
Net increase in net assets resulting from operations	54,809,867	67,831,756

Distributions to shareholders	(19,515,328)	(18,829,665)

Capital share transactions:
Proceeds from sale of shares	557,462,126	720,453,470
Distributions reinvested	19,515,328	18,829,665
Cost of shares redeemed	(592,252,213)	(757,046,894)
Net decrease from capital share transactions	(15,274,759)	(17,763,759)
Net increase in net assets	20,019,780	31,238,332

Net assets:
Beginning of year	131,049,072	99,810,740
End of year	$151,068,852	$131,049,072

Capital share activity:
Shares sold	3,353,125	7,323,669
Shares issued from reinvestment of distributions	120,816	181,473
Shares redeemed	(3,612,961)	(7,672,011)
Net decrease in shares	(139,020)	(166,869)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$141.54	$91.34	$50.68	$64.95	$38.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.74)	(.88)	.22	.14	(.17)
Net gain (loss) on investments (realized and unrealized)	73.37	72.46	40.55	(2.70)	26.97
Total from investment operations	71.63	71.58	40.77	(2.56)	26.80
Less distributions from:
Net investment income	—	(.30)	(.11)	—	—
Net realized gains	(21.19)	(21.08)	—	(11.71)	(.64)
Total distributions	(21.19)	(21.38)	(.11)	(11.71)	(.64)
Net asset value, end of period	$191.98	$141.54	$91.34	$50.68	$64.95

Total Return[b]	53.45%	86.87%	80.50%	(9.31%)	69.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,069	$131,049	$99,811	$58,680	$70,853
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(0.83%)	0.30%	0.21%	(0.32%)
Total expenses[c]	1.78%	1.91%	1.91%	1.81%	1.80%
Net expenses[d]	1.74%	1.87%	1.84%	1.80%	1.80%
Portfolio turnover rate	392%	663%	346%	220%	97%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Mid-Cap 1.5x Strategy Fund maintained a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index. Mid-Cap 1.5x Strategy Fund returned 35.25%, while the S&P MidCap 400 Index returned 24.76% over the same period.

All sectors contributed to the return of the underlying index for the period, led by Industrials, Financials, and Consumer Discretionary.

The holdings contributing the most to the return of the underlying index were Signature Bank, Builders FirstSource, Inc., and Avis Budget Group, Inc. The holdings detracting the most were Sunrun, Inc., Amedisys, Inc., and Boston Beer Company, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	5.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.6%
Molina Healthcare, Inc.	0.6%
Camden Property Trust	0.6%
Builders FirstSource, Inc.	0.5%
Trex Company, Inc.	0.5%
Masimo Corp.	0.5%
Medical Properties Trust, Inc.	0.4%
Nordson Corp.	0.4%
Cognex Corp.	0.4%
Top Ten Total	11.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	35.25%	15.00%	17.81%
S&P MidCap 400 Index	24.76%	13.09%	14.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 78.3%

Financial - 19.0%
Camden Property Trust REIT	196	$35,021
Medical Properties Trust, Inc. REIT	1,143	27,009
Jones Lang LaSalle, Inc.*	97	26,126
Life Storage, Inc. REIT	157	24,049
Rexford Industrial Realty, Inc. REIT	290	23,522
CyrusOne, Inc. REIT	243	21,802
East West Bancorp, Inc.	272	21,401
Lamar Advertising Co. — Class A REIT	166	20,136
EastGroup Properties, Inc. REIT	78	17,772
American Financial Group, Inc.	127	17,440
Alleghany Corp.*	26	17,357
First Horizon Corp.	1,037	16,934
First Industrial Realty Trust, Inc. REIT	250	16,550
Apartment Income REIT Corp.	301	16,456
First American Financial Corp.	210	16,428
STORE Capital Corp. REIT	471	16,202
National Retail Properties, Inc. REIT	337	16,200
American Campus Communities, Inc. REIT	267	15,296
RenaissanceRe Holdings Ltd.	88	14,901
Commerce Bancshares, Inc.	213	14,648
Jefferies Financial Group, Inc.	377	14,628
Brixmor Property Group, Inc. REIT	569	14,458
Reinsurance Group of America, Inc. — Class A	130	14,234
Voya Financial, Inc.	213	14,124
Stifel Financial Corp.	200	14,084
Pinnacle Financial Partners, Inc.	146	13,943
Cullen/Frost Bankers, Inc.	109	13,742
Janus Henderson Group plc	327	13,714
Western Union Co.	763	13,612
Omega Healthcare Investors, Inc. REIT	458	13,552
Old Republic International Corp.	547	13,445
Kilroy Realty Corp. REIT	201	13,358
Synovus Financial Corp.	279	13,356
Interactive Brokers Group, Inc. — Class A	168	13,343
Affiliated Managers Group, Inc.	78	12,832
Prosperity Bancshares, Inc.	177	12,797
First Financial Bankshares, Inc.	246	12,507
SEI Investments Co.	203	12,371
Glacier Bancorp, Inc.	208	11,794
Primerica, Inc.	76	11,649
Cousins Properties, Inc. REIT	285	11,480
Spirit Realty Capital, Inc. REIT	236	11,373
Douglas Emmett, Inc. REIT	336	11,256
Cadence Bank	376	11,201
Rayonier, Inc. REIT	274	11,059
SLM Corp.	562	11,054
New York Community Bancorp, Inc.	892	10,891
National Storage Affiliates Trust REIT	157	10,864
Bank OZK	232	10,795
Valley National Bancorp	780	10,725
Evercore, Inc. — Class A	75	10,189
PacWest Bancorp	225	10,163
Wintrust Financial Corp.	109	9,899
CIT Group, Inc.	190	9,755
Kinsale Capital Group, Inc.	41	9,754
Webster Financial Corp.	174	9,716
Essent Group Ltd.	212	9,652
Unum Group	392	9,632
Sterling Bancorp	370	9,542
United Bankshares, Inc.	261	9,469
Selective Insurance Group, Inc.	115	9,423
SL Green Realty Corp. REIT	128	9,178
Kite Realty Group Trust REIT	420	9,148
MGIC Investment Corp.	624	8,998
Healthcare Realty Trust, Inc. REIT	283	8,954
Highwoods Properties, Inc. REIT	200	8,918
Hanover Insurance Group, Inc.	68	8,912
UMB Financial Corp.	83	8,807
Park Hotels & Resorts, Inc. REIT*	453	8,553
RLI Corp.	76	8,520
Hancock Whitney Corp.	166	8,303
Umpqua Holdings Corp.	415	7,985
Physicians Realty Trust REIT	422	7,946
Brighthouse Financial, Inc.*	153	7,925
PotlatchDeltic Corp. REIT	129	7,768
FNB Corp.	612	7,424
Hudson Pacific Properties, Inc. REIT	292	7,215
PS Business Parks, Inc. REIT	39	7,183
Macerich Co. REIT	409	7,068
Home BancShares, Inc.	289	7,037
Federated Hermes, Inc. — Class B	186	6,990
EPR Properties REIT	143	6,791
Kemper Corp.	115	6,761
Navient Corp.	309	6,557
Bank of Hawaii Corp.	78	6,533
Associated Banc-Corp.	288	6,506
Cathay General Bancorp	148	6,362
Alliance Data Systems Corp.	95	6,324
JBG SMITH Properties REIT	219	6,287
Corporate Office Properties Trust REIT	215	6,014
Sabra Health Care REIT, Inc.	438	5,931
Texas Capital Bancshares, Inc.*	97	5,844
Pebblebrook Hotel Trust REIT	252	5,637
CNO Financial Group, Inc.	236	5,626
Fulton Financial Corp.	309	5,253
International Bancshares Corp.	102	4,324
Washington Federal, Inc.	125	4,173
Urban Edge Properties REIT	211	4,009
Mercury General Corp.	51	2,706
Total Financial		1,145,155

Industrial - 16.2%
Builders FirstSource, Inc.*	367	31,456
Trex Company, Inc.*	221	29,842
Nordson Corp.	104	26,548
Cognex Corp.	339	26,361
Graco, Inc.	326	26,282
Carlisle Companies, Inc.	100	24,812
Regal Rexnord Corp.	130	22,123
Hubbell, Inc.	104	21,660

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
AECOM	276	$21,348
Lennox International, Inc.	65	21,083
Middleby Corp.*	107	21,053
Toro Co.	204	20,382
Axon Enterprise, Inc.*	126	19,782
Knight-Swift Transportation Holdings, Inc.	318	19,379
Jabil, Inc.	275	19,346
Arrow Electronics, Inc.*	134	17,992
Tetra Tech, Inc.	104	17,659
Owens Corning	193	17,466
TopBuild Corp.*	63	17,382
Saia, Inc.*	51	17,189
ITT, Inc.	164	16,759
Lincoln Electric Holdings, Inc.	113	15,760
AptarGroup, Inc.	126	15,433
Oshkosh Corp.	132	14,878
Littelfuse, Inc.	47	14,790
XPO Logistics, Inc.*	189	14,634
Acuity Brands, Inc.	67	14,185
Donaldson Company, Inc.	237	14,045
II-VI, Inc.*	204	13,939
Universal Display Corp.	83	13,697
AGCO Corp.	118	13,691
Woodward, Inc.	121	13,245
Louisiana-Pacific Corp.	169	13,241
Landstar System, Inc.	73	13,069
EMCOR Group, Inc.	102	12,994
Eagle Materials, Inc.	78	12,984
Coherent, Inc.*	47	12,527
nVent Electric plc	323	12,274
MDU Resources Group, Inc.	390	12,028
Colfax Corp.*	258	11,860
Simpson Manufacturing Company, Inc.	83	11,543
National Instruments Corp.	253	11,049
Sonoco Products Co.	189	10,941
MSA Safety, Inc.	70	10,567
Stericycle, Inc.*	176	10,497
Curtiss-Wright Corp.	75	10,400
Valmont Industries, Inc.	41	10,271
MasTec, Inc.*	110	10,151
Vontier Corp.	324	9,957
Crane Co.	96	9,766
Clean Harbors, Inc.*	96	9,578
Timken Co.	132	9,146
TD SYNNEX Corp.	79	9,034
Ryder System, Inc.	103	8,490
Hexcel Corp.*	161	8,340
Avnet, Inc.	190	7,834
Flowserve Corp.	250	7,650
GATX Corp.	68	7,085
Silgan Holdings, Inc.	161	6,897
Kirby Corp.*	115	6,833
Fluor Corp.*	271	6,713
EnerSys	80	6,325
Mercury Systems, Inc.*	109	6,001
Terex Corp.	134	5,889
Kennametal, Inc.	160	5,746
Belden, Inc.	86	5,653
Werner Enterprises, Inc.	117	5,576
Vishay Intertechnology, Inc.	254	5,555
Dycom Industries, Inc.*	58	5,438
Vicor Corp.*	41	5,206
Energizer Holdings, Inc.	121	4,852
Trinity Industries, Inc.	157	4,741
Worthington Industries, Inc.	62	3,389
Greif, Inc. — Class A	51	3,079
Total Industrial		975,370

Consumer, Cyclical - 13.1%
Williams-Sonoma, Inc.	143	24,186
Five Below, Inc.*	107	22,137
Lear Corp.	114	20,856
Watsco, Inc.	63	19,711
Deckers Outdoor Corp.*	53	19,415
Capri Holdings Ltd.*	289	18,759
RH*	33	17,686
GameStop Corp. — Class A*,1	119	17,658
BJ’s Wholesale Club Holdings, Inc.*	262	17,546
Tempur Sealy International, Inc.	369	17,354
Lithia Motors, Inc. — Class A	58	17,223
Wyndham Hotels & Resorts, Inc.	179	16,047
Churchill Downs, Inc.	66	15,899
Toll Brothers, Inc.	219	15,853
Gentex Corp.	454	15,822
Macy’s, Inc.	588	15,394
Brunswick Corp.	148	14,908
Crocs, Inc.*	113	14,489
Mattel, Inc.*	672	14,488
Kohl’s Corp.	289	14,274
Dick’s Sporting Goods, Inc.	124	14,259
Casey’s General Stores, Inc.	71	14,012
YETI Holdings, Inc.*	168	13,915
Marriott Vacations Worldwide Corp.	82	13,856
Fox Factory Holding Corp.*	81	13,778
IAA, Inc.*	259	13,111
Scotts Miracle-Gro Co. — Class A	78	12,558
Scientific Games Corp. — Class A*	185	12,364
Polaris, Inc.	109	11,980
Texas Roadhouse, Inc. — Class A	134	11,964
Goodyear Tire & Rubber Co.*	539	11,492
Skechers USA, Inc. — Class A*	259	11,241
Harley-Davidson, Inc.	295	11,119
Hanesbrands, Inc.	663	11,085
Thor Industries, Inc.	106	11,000
Leggett & Platt, Inc.	253	10,413
Boyd Gaming Corp.*	157	10,295
Wingstop, Inc.	57	9,850
Choice Hotels International, Inc.	63	9,827
Avient Corp.	175	9,791
Univar Solutions, Inc.*	328	9,299
Travel + Leisure Co.	165	9,120
AutoNation, Inc.*	77	8,997
Murphy USA, Inc.	45	8,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
JetBlue Airways Corp.*	610	$8,686
Adient plc*	181	8,666
Papa John’s International, Inc.	62	8,275
Taylor Morrison Home Corp. — Class A*	236	8,250
Carter’s, Inc.	81	8,199
Wendy’s Co.	338	8,061
Victoria’s Secret & Co.*	139	7,720
MSC Industrial Direct Company, Inc. — Class A	90	7,565
Foot Locker, Inc.	173	7,548
American Eagle Outfitters, Inc.	294	7,444
KB Home	164	7,336
Columbia Sportswear Co.	66	6,431
Dana, Inc.	277	6,321
Six Flags Entertainment Corp.*	148	6,302
Callaway Golf Co.*	225	6,174
Visteon Corp.*	54	6,002
Tri Pointe Homes, Inc.*	213	5,941
Ollie’s Bargain Outlet Holdings, Inc.*	116	5,938
FirstCash Holdings, Inc.	78	5,835
Cracker Barrel Old Country Store, Inc.	45	5,789
MillerKnoll, Inc.	145	5,683
Nu Skin Enterprises, Inc. — Class A	96	4,872
Nordstrom, Inc.*	213	4,818
Urban Outfitters, Inc.*	126	3,699
Jack in the Box, Inc.	42	3,674
Total Consumer, Cyclical		789,226

Consumer, Non-cyclical - 12.8%
Molina Healthcare, Inc.*	112	35,625
Masimo Corp.*	97	28,400
Repligen Corp.*	99	26,219
Service Corporation International	316	22,433
Darling Ingredients, Inc.*	310	21,480
Syneos Health, Inc.*	199	20,433
Penumbra, Inc.*	67	19,250
United Therapeutics Corp.*	86	18,583
Tandem Diabetes Care, Inc.*	122	18,363
Paylocity Holding Corp.*	76	17,948
GXO Logistics, Inc.*	189	17,167
Tenet Healthcare Corp.*	205	16,747
Bruker Corp.	195	16,362
Avis Budget Group, Inc.*	77	15,967
Chemed Corp.	30	15,871
Neurocrine Biosciences, Inc.*	182	15,501
Jazz Pharmaceuticals plc*	118	15,033
Envista Holdings Corp.*	309	13,924
Performance Food Group Co.*	296	13,583
Arrowhead Pharmaceuticals, Inc.*	200	13,260
Post Holdings, Inc.*	112	12,626
Encompass Health Corp.	191	12,465
Ingredion, Inc.	128	12,370
ASGN, Inc.*	100	12,340
WEX, Inc.*	86	12,073
Medpace Holdings, Inc.*	55	11,970
Helen of Troy Ltd.*	46	11,246
Exelixis, Inc.*	607	11,096
Globus Medical, Inc. — Class A*	152	10,974
Halozyme Therapeutics, Inc.*	270	10,856
Flowers Foods, Inc.	381	10,466
Acadia Healthcare Company, Inc.*	172	10,440
Amedisys, Inc.*	63	10,199
FTI Consulting, Inc.*	66	10,126
ManpowerGroup, Inc.	104	10,122
Perrigo Company plc	257	9,997
Quidel Corp.*	73	9,854
Integra LifeSciences Holdings Corp.*	140	9,379
Neogen Corp.*	206	9,355
Boston Beer Company, Inc. — Class A*	18	9,092
ICU Medical, Inc.*	38	9,019
LivaNova plc*	102	8,918
LHC Group, Inc.*	61	8,371
STAAR Surgical Co.*	91	8,308
Insperity, Inc.	69	8,150
H&R Block, Inc.	337	7,940
Sanderson Farms, Inc.	41	7,834
Hain Celestial Group, Inc.*	178	7,585
Option Care Health, Inc.*	266	7,565
HealthEquity, Inc.*	160	7,078
Coty, Inc. — Class A*	643	6,751
Progyny, Inc.*	134	6,747
Grand Canyon Education, Inc.*	77	6,600
R1 RCM, Inc.*	256	6,525
Sprouts Farmers Market, Inc.*	215	6,381
Lancaster Colony Corp.	38	6,293
LiveRamp Holdings, Inc.*	131	6,281
Brink’s Co.	94	6,164
Sabre Corp.*	620	5,326
Haemonetics Corp.*	98	5,198
NuVasive, Inc.*	99	5,196
Graham Holdings Co. — Class B	8	5,039
PROG Holdings, Inc.*	109	4,917
Patterson Companies, Inc.	166	4,872
John Wiley & Sons, Inc. — Class A	84	4,811
Grocery Outlet Holding Corp.*	168	4,751
Pilgrim’s Pride Corp.*	93	2,623
Total Consumer, Non-cyclical		774,438

Technology - 7.2%
Wolfspeed, Inc.*	222	24,813
Fair Isaac Corp.*	52	22,551
Synaptics, Inc.*	75	21,713
Lattice Semiconductor Corp.*	263	20,267
Aspen Technology, Inc.*	128	19,482
Manhattan Associates, Inc.*	121	18,814
MKS Instruments, Inc.	106	18,462
Genpact Ltd.	332	17,623
Silicon Laboratories, Inc.*	77	15,894
Azenta, Inc.	143	14,745
Lumentum Holdings, Inc.*	139	14,702
Concentrix Corp.	82	14,647
KBR, Inc.	269	12,810
CACI International, Inc. — Class A*	45	12,114
Semtech Corp.*	123	10,938

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Power Integrations, Inc.	115	$10,682
CMC Materials, Inc.	55	10,543
Digital Turbine, Inc.*	169	10,307
Ziff Davis, Inc.*	92	10,199
NCR Corp.*	253	10,171
Cirrus Logic, Inc.*	110	10,122
CDK Global, Inc.	227	9,475
Maximus, Inc.	118	9,401
Science Applications International Corp.	110	9,195
Teradata Corp.*	208	8,834
Qualys, Inc.*	64	8,782
Sailpoint Technologies Holdings, Inc.*	179	8,653
SiTime Corp.*	29	8,484
Envestnet, Inc.*	105	8,331
ACI Worldwide, Inc.*	225	7,807
Blackbaud, Inc.*	79	6,239
Kyndryl Holdings, Inc.*	343	6,208
CommVault Systems, Inc.*	87	5,996
Xerox Holdings Corp.	264	5,977
Cerence, Inc.*	73	5,595
Amkor Technology, Inc.	192	4,760
Total Technology		435,336

Basic Materials - 3.7%
RPM International, Inc.	249	25,149
Steel Dynamics, Inc.	362	22,469
Alcoa Corp.	355	21,151
Reliance Steel & Aluminum Co.	120	19,466
Cleveland-Cliffs, Inc.*	873	19,005
Olin Corp.	275	15,818
Royal Gold, Inc.	126	13,257
Valvoline, Inc.	347	12,940
United States Steel Corp.	518	12,334
Ashland Global Holdings, Inc.	108	11,627
Chemours Co.	312	10,471
Commercial Metals Co.	231	8,383
Sensient Technologies Corp.	81	8,105
Cabot Corp.	109	6,126
Ingevity Corp.*	75	5,377
Minerals Technologies, Inc.	64	4,682
NewMarket Corp.	13	4,455
Compass Minerals International, Inc.	65	3,320
Total Basic Materials		224,135

Utilities - 2.4%
Essential Utilities, Inc.	441	23,677
UGI Corp.	401	18,410
OGE Energy Corp.	384	14,738
National Fuel Gas Co.	175	11,189
IDACORP, Inc.	97	10,991
Hawaiian Electric Industries, Inc.	210	8,715
Black Hills Corp.	122	8,610
Southwest Gas Holdings, Inc.	116	8,126
ONE Gas, Inc.	103	7,992
New Jersey Resources Corp.	185	7,596
PNM Resources, Inc.	165	7,526
ALLETE, Inc.	101	6,701
Spire, Inc.	99	6,457
NorthWestern Corp.	101	5,773
Total Utilities		146,501

Energy - 2.2%
Targa Resources Corp.	439	22,933
First Solar, Inc.*	190	16,561
Sunrun, Inc.*	397	13,617
Equities Corp.*	580	12,650
NOV, Inc.	749	10,149
HollyFrontier Corp.	287	9,408
DT Midstream, Inc.	185	8,876
Equitrans Midstream Corp.	780	8,065
ChampionX Corp.*	387	7,821
Murphy Oil Corp.	278	7,258
Antero Midstream Corp.	623	6,031
CNX Resources Corp.*	405	5,569
SunPower Corp. — Class A*,1	159	3,318
Total Energy		132,256

Communications - 1.7%
Ciena Corp.*	297	22,860
Cable One, Inc.	10	17,635
New York Times Co. — Class A	320	15,456
Iridium Communications, Inc.*	253	10,447
Mimecast Ltd.*	118	9,389
TEGNA, Inc.	424	7,869
Viasat, Inc.*	141	6,280
TripAdvisor, Inc.*	190	5,179
Yelp, Inc. — Class A*	132	4,784
World Wrestling Entertainment, Inc. — Class A	86	4,243
Total Communications		104,142

Total Common Stocks
(Cost $3,709,233)		4,726,559

MUTUAL FUNDS† - 7.7%
Guggenheim Strategy Fund II2	12,335	306,899
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	15,965	158,374
Total Mutual Funds
(Cost $454,789)		465,273

	Face Amount
U.S. TREASURY BILLS†† - 6.6%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$400,000	399,823
Total U.S. Treasury Bills
(Cost $399,849)		399,823

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 5.1%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[3]	$172,587	$172,587
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[3]	71,377	71,377
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[3]	64,888	64,888
Total Repurchase Agreements
(Cost $308,852)		308,852

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[7]	16,648	$16,648
Total Securities Lending Collateral
(Cost $16,648)		16,648

Total Investments - 98.0%
(Cost $4,889,371)		$5,917,155
Other Assets & Liabilities, net - 2.0%		121,326
Total Net Assets - 100.0%		$6,038,481

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2022	$283,850	$6,729

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P MidCap 400 Index	Pay	0.40% (U.S. Secured Overnight Financing Rate + 0.35%)	At Maturity	01/26/22	1,168	$3,319,544	$121,570
Goldman Sachs International	S&P MidCap 400 Index	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	01/27/22	167	475,790	10,577
BNP Paribas	S&P MidCap 400 Index	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	01/27/22	96	272,022	7,212
							$4,067,356	$139,359

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,726,559	$—	$—	$4,726,559
Mutual Funds	465,273	—	—	465,273
U.S. Treasury Bills	—	399,823	—	399,823
Repurchase Agreements	—	308,852	—	308,852
Securities Lending Collateral	16,648	—	—	16,648
Equity Futures Contracts**	6,729	—	—	6,729
Equity Index Swap Agreements**	—	139,359	—	139,359
Total Assets	$5,215,209	$848,034	$—	$6,063,243

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$857,565	$30,178	$(580,000)	$1,267	$(2,111)	$306,899	12,335	$9,241
Guggenheim Ultra Short Duration Fund — Institutional Class	1,134,053	96,707	(1,070,000)	8,235	(10,621)	158,374	15,965	6,797
	$1,991,618	$126,885	$(1,650,000)	$9,502	$(12,732)	$465,273		$16,038

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $15,669 of securities loaned (cost $4,125,730)	$5,143,030
Investments in affiliated issuers, at value (cost $454,789)	465,273
Repurchase agreements, at value (cost $308,852)	308,852
Cash	32
Segregated cash with broker	13,500
Unrealized appreciation on OTC swap agreements	139,359
Receivables:
Dividends	4,866
Variation margin on futures contracts	190
Securities lending income	3
Total assets	6,075,105

Liabilities:
Payable for:
Return of securities lending collateral	16,648
Professional fees	7,320
Management fees	4,420
Investor service fees	1,239
Transfer agent and administrative fees	1,085
Fund shares redeemed	999
Swap settlement	681
Securities purchased	559
Portfolio accounting fees	496
Trustees’ fees*	56
Miscellaneous	3,121
Total liabilities	36,624
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,038,481

Net assets consist of:
Paid in capital	$4,974,405
Total distributable earnings (loss)	1,064,076
Net assets	$6,038,481
Capital shares outstanding	24,860
Net asset value per share	$242.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$48,755
Dividends from securities of affiliated issuers	16,038
Interest	390
Income from securities lending, net	32
Total investment income	65,215

Expenses:
Management fees	56,428
Investor service fees	15,674
Transfer agent and administrative fees	20,097
Professional fees	8,745
Portfolio accounting fees	6,270
Trustees’ fees*	1,108
Custodian fees	1,061
Miscellaneous	81
Total expenses	109,464
Less:
Expenses reimbursed by Adviser	(1,874)
Expenses waived by Adviser	(1,860)
Total waived/reimbursed expenses	(3,734)
Net expenses	105,730
Net investment loss	(40,515)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	219,011
Investments in affiliated issuers	9,502
Swap agreements	1,011,088
Futures contracts	38,310
Net realized gain	1,277,911
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	318,779
Investments in affiliated issuers	(12,732)
Swap agreements	122,184
Futures contracts	6,729
Net change in unrealized appreciation (depreciation)	434,960
Net realized and unrealized gain	1,712,871
Net increase in net assets resulting from operations	$1,672,356

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(40,515)	$(22,995)
Net realized gain on investments	1,277,911	633,373
Net change in unrealized appreciation (depreciation) on investments	434,960	519,858
Net increase in net assets resulting from operations	1,672,356	1,130,236

Distributions to shareholders	(866,639)	(204,307)

Capital share transactions:
Proceeds from sale of shares	6,260,708	18,591,440
Distributions reinvested	866,639	204,307
Cost of shares redeemed	(6,650,270)	(20,409,667)
Net increase (decrease) from capital share transactions	477,077	(1,613,920)
Net increase (decrease) in net assets	1,282,794	(687,991)

Net assets:
Beginning of year	4,755,687	5,443,678
End of year	$6,038,481	$4,755,687

Capital share activity:
Shares sold	25,488	118,727
Shares issued from reinvestment of distributions	3,894	1,368
Shares redeemed	(27,691)	(124,988)
Net increase (decrease) in shares	1,691	(4,893)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019[e]	Year Ended December 31, 2018[e]	Year Ended December 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$205.26	$193.99	$144.00	$233.70	$361.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.55)	(.12)	1.10	1.30	.20
Net gain (loss) on investments (realized and unrealized)	70.95	12.09	50.79	(32.00)	58.15
Total from investment operations	69.40	11.97	51.89	(30.70)	58.35
Less distributions from:
Net investment income	—	(.15)	(1.90)	(.60)	—
Net realized gains	(31.76)	(.55)	—	(58.40)	(186.50)
Total distributions	(31.76)	(.70)	(1.90)	(59.00)	(186.50)
Net asset value, end of period	$242.90	$205.26	$193.99	$144.00	$233.70

Total Return[b]	35.25%	10.69%	36.11%	(19.40%)	22.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,038	$4,756	$5,444	$5,408	$7,875
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.47%)	0.60%	0.67%	0.07%
Total expenses[c]	1.75%	1.87%	1.87%	1.78%	1.76%
Net expenses[d]	1.69%	1.81%	1.80%	1.78%	1.76%
Portfolio turnover rate	56%	472%	274%	368%	403%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2021, Inverse Mid-Cap Strategy Fund maintained a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index. Inverse Mid-Cap Strategy Fund returned -23.21%, while the S&P MidCap 400 Index returned 24.76% over the same period.

All sectors contributed to the return of the underlying index for the period, led by Industrials, Financials, and Consumer Discretionary.

The holdings contributing the most to the return of the underlying index were Signature Bank, Builders FirstSource, Inc., and Avis Budget Group, Inc. The holdings detracting the most were Sunrun, Inc., Amedisys, Inc., and Boston Beer Company, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	25.3%
Guggenheim Strategy Fund II	23.0%
Total	48.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(23.21%)	(15.12%)	(15.56%)
S&P MidCap 400 Index	24.76%	13.09%	14.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 48.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,270	$22,515
Guggenheim Strategy Fund II1	822	20,445
Total Mutual Funds
(Cost $42,002)		42,960

	Face Amount
FEDERAL AGENCY NOTES†† - 5.7%
Federal Farm Credit Bank
1.88% due 06/14/22	$5,000	5,038
Total Federal Agency Notes
(Cost $5,037)		5,038

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 49.3%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[3]	$24,447	$24,447
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[3]	10,111	10,111
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[3]	9,192	9,192
Total Repurchase Agreements
(Cost $43,750)		43,750

Total Investments - 103.3%
(Cost $90,789)		$91,748
Other Assets & Liabilities, net - (3.3)%		(2,925)
Total Net Assets - 100.0%		$88,823

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P MidCap 400 Index	Receive	0.13% (Federal Funds Rate + 0.05%)	At Maturity	01/27/22	9	$26,511	$(704)
Goldman Sachs International	S&P MidCap 400 Index	Receive	0.18% (Federal Funds Rate + 0.10%)	At Maturity	01/27/22	11	29,988	(794)
Barclays Bank plc	S&P MidCap 400 Index	Receive	0.25% (U.S. Secured Overnight Financing Rate + 0.20%)	At Maturity	01/26/22	12	33,362	(1,222)
							$89,861	$(2,720)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$42,960	$—	$—	$42,960
Federal Agency Notes	—	5,038	—	5,038
Repurchase Agreements	—	43,750	—	43,750
Total Assets	$42,960	$48,788	$—	$91,748

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$2,720	$—	$2,720

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$36,131	$5,375	$(21,000)	$517	$(578)	$20,445	822	$377
Guggenheim Ultra Short Duration Fund — Institutional Class	31,450	5,209	(14,000)	361	(505)	22,515	2,270	211
	$67,581	$10,584	$(35,000)	$878	$(1,083)	$42,960		$588

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $5,037)	$5,038
Investments in affiliated issuers, at value (cost $42,002)	42,960
Repurchase agreements, at value (cost $43,750)	43,750
Receivables:
Fund shares sold	163
Dividends	44
Interest	4
Total assets	91,959

Liabilities:
Unrealized depreciation on OTC swap agreements	2,720
Payable for:
Swap settlement	135
Management fees	68
Securities purchased	46
Investor service fees	20
Transfer agent and administrative fees	18
Portfolio accounting fees	8
Trustees’ fees*	1
Miscellaneous	120
Total liabilities	3,136
Commitments and contingent liabilities (Note 11)	—
Net assets	$88,823

Net assets consist of:
Paid in capital	$2,019,361
Total distributable earnings (loss)	(1,930,538)
Net assets	$88,823
Capital shares outstanding	2,589
Net asset value per share	$34.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$588
Interest	32
Total investment income	620

Expenses:
Management fees	1,129
Investor service fees	313
Transfer agent and administrative fees	444
Portfolio accounting fees	126
Professional fees	100
Trustees’ fees*	39
Custodian fees	19
Miscellaneous	17
Total expenses	2,187
Less:
Expenses reimbursed by Adviser	(35)
Expenses waived by Adviser	(58)
Total waived/reimbursed expenses	(93)
Net expenses	2,094
Net investment loss	(1,474)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	878
Swap agreements	(57,299)
Net realized loss	(56,421)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1
Investments in affiliated issuers	(1,083)
Swap agreements	(1,908)
Net change in unrealized appreciation (depreciation)	(2,990)
Net realized and unrealized loss	(59,411)
Net decrease in net assets resulting from operations	$(60,885)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,474)	$(3,363)
Net realized loss on investments	(56,421)	(89,468)
Net change in unrealized appreciation (depreciation) on investments	(2,990)	945
Net decrease in net assets resulting from operations	(60,885)	(91,886)

Distributions to shareholders	—	(2,781)

Capital share transactions:
Proceeds from sale of shares	1,513,243	4,452,907
Distributions reinvested	—	2,781
Cost of shares redeemed	(1,500,895)	(4,488,838)
Net increase (decrease) from capital share transactions	12,348	(33,150)
Net decrease in net assets	(48,537)	(127,817)

Net assets:
Beginning of year	137,360	265,177
End of year	$88,823	$137,360

Capital share activity:
Shares sold	39,557	67,443
Shares issued from reinvestment of distributions	—	49
Shares redeemed	(40,042)	(68,834)
Net decrease in shares	(485)	(1,342)

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$44.68	$60.05	$75.67	$68.22	$78.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.61)	.51	.35	(.16)
Net gain (loss) on investments (realized and unrealized)	(9.93)	(14.22)	(15.87)	7.10 [e]	(10.54)
Total from investment operations	(10.37)	(14.83)	(15.36)	7.45	(10.70)
Less distributions from:
Net investment income	—	(.54)	(.26)	—	—
Total distributions	—	(.54)	(.26)	—	—
Net asset value, end of period	$34.31	$44.68	$60.05	$75.67	$68.22

Total Return[b]	(23.21%)	(24.89%)	(20.31%)	10.90%	(13.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89	$137	$265	$645	$178
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.01%)	0.78%	0.51%	(0.22%)
Total expenses[c]	1.74%	1.88%	1.88%	1.77%	1.76%
Net expenses[d]	1.67%	1.83%	1.81%	1.77%	1.76%
Portfolio turnover rate	29%	281%	185%	404%	111%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 25.77%, while the Russell 2000 Index returned 14.82% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Financials, Industrials, and Consumer Discretionary. The only sector to detract from return of the underlying index for the period was Health Care.

GameStop Corp. - Class A, Avis Budget Group, Inc., and Synaptics, Inc. contributed the most to performance of the underlying index for 2021. BridgeBio Pharma, Inc., Invitae Corp., and Allakos, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

84 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	27.4%
Guggenheim Strategy Fund II	25.3%
iShares Russell 2000 Index ETF	12.7%
Vanguard Russell 2000 ETF	12.6%
AMC Entertainment Holdings, Inc. — Class A	0.2%
Synaptics, Inc.	0.2%
Lattice Semiconductor Corp.	0.2%
EastGroup Properties, Inc.	0.2%
Tetra Tech, Inc.	0.2%
Saia, Inc.	0.1%
Top Ten Total	79.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	25.77%	15.11%	19.85%
Russell 2000 Index	14.82%	12.02%	14.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 43.0%

Consumer, Non-cyclical - 10.4%
Tenet Healthcare Corp.*	39	$3,186
Avis Budget Group, Inc.*	15	3,110
Intellia Therapeutics, Inc.*	25	2,956
Omnicell, Inc.*	16	2,887
Biohaven Pharmaceutical Holding Company Ltd.*	20	2,756
Performance Food Group Co.*	55	2,524
Arrowhead Pharmaceuticals, Inc.*	37	2,453
Medpace Holdings, Inc.*	11	2,394
ASGN, Inc.*	19	2,345
Inspire Medical Systems, Inc.*	10	2,301
Blueprint Medicines Corp.*	21	2,249
Helen of Troy Ltd.*	9	2,200
Shockwave Medical, Inc.*	12	2,140
AMN Healthcare Services, Inc.*	17	2,080
Halozyme Therapeutics, Inc.*	51	2,051
Arena Pharmaceuticals, Inc.*	22	2,045
API Group Corp.*	72	1,855
Neogen Corp.*	39	1,771
Fate Therapeutics, Inc.*	30	1,755
LivaNova plc*	19	1,661
Option Care Health, Inc.*	58	1,650
Ensign Group, Inc.	19	1,595
CONMED Corp.	11	1,559
STAAR Surgical Co.*	17	1,552
Insperity, Inc.	13	1,535
Sanderson Farms, Inc.	8	1,529
Korn Ferry	20	1,515
LHC Group, Inc.*	11	1,510
Celsius Holdings, Inc.*	20	1,491
Denali Therapeutics, Inc.*	33	1,472
Pacific Biosciences of California, Inc.*	71	1,453
Triton International Ltd.	24	1,445
Alarm.com Holdings, Inc.*	17	1,442
Beam Therapeutics, Inc.*	18	1,434
TriNet Group, Inc.*	15	1,429
Herc Holdings, Inc.	9	1,409
NeoGenomics, Inc.*	41	1,399
Arvinas, Inc.*	17	1,396
Intra-Cellular Therapies, Inc.*	26	1,361
Alkermes plc*	58	1,349
HealthEquity, Inc.*	30	1,327
Cytokinetics, Inc.*	29	1,322
Twist Bioscience Corp.*	17	1,316
iRhythm Technologies, Inc.*	11	1,295
Simply Good Foods Co.*	31	1,289
Sprouts Farmers Market, Inc.*	42	1,247
Coca-Cola Consolidated, Inc.	2	1,238
Apellis Pharmaceuticals, Inc.*	26	1,229
WD-40 Co.	5	1,223
Merit Medical Systems, Inc.*	19	1,184
Brink’s Co.	18	1,180
Select Medical Holdings Corp.	40	1,176
Lancaster Colony Corp.	7	1,159
Progyny, Inc.*	23	1,158
Rent-A-Center, Inc.	24	1,153
LiveRamp Holdings, Inc.*	24	1,151
Marathon Digital Holdings, Inc.*,1	35	1,150
Insmed, Inc.*	42	1,144
Owens & Minor, Inc.	26	1,131
Invitae Corp.*	73	1,115
AtriCure, Inc.*	16	1,112
Amicus Therapeutics, Inc.*	96	1,109
EVERTEC, Inc.	22	1,100
R1 RCM, Inc.*	43	1,096
Inari Medical, Inc.*	12	1,095
Zentalis Pharmaceuticals, Inc.*	13	1,093
Prestige Consumer Healthcare, Inc.*	18	1,092
PROG Holdings, Inc.*	24	1,083
Nevro Corp.*	13	1,054
Karuna Therapeutics, Inc.*	8	1,048
Veracyte, Inc.*	25	1,030
Integer Holdings Corp.*	12	1,027
ACADIA Pharmaceuticals, Inc.*	44	1,027
ABM Industries, Inc.	25	1,021
Kodiak Sciences, Inc.*	12	1,017
Primo Water Corp.	57	1,005
NuVasive, Inc.*	19	997
PTC Therapeutics, Inc.*	25	996
United Natural Foods, Inc.*	20	982
Hostess Brands, Inc.*	48	980
Pacira BioSciences, Inc.*	16	963
Haemonetics Corp.*	18	955
Axonics, Inc.*	17	952
Ortho Clinical Diagnostics Holdings plc*	44	941
Vir Biotechnology, Inc.*	22	921
John Wiley & Sons, Inc. — Class A	16	916
Edgewell Personal Care Co.	20	914
Patterson Companies, Inc.	31	910
BioCryst Pharmaceuticals, Inc.*	65	900
TG Therapeutics, Inc.*	47	893
Magellan Health, Inc.*	9	855
Xencor, Inc.*	21	843
Medifast, Inc.	4	838
Kymera Therapeutics, Inc.*	13	825
CareDx, Inc.*	18	819
Turning Point Therapeutics, Inc.*	17	811
Fulgent Genetics, Inc.*	8	805
J & J Snack Foods Corp.	5	790
Emergent BioSolutions, Inc.*	18	782
Beauty Health Co.*	32	773
Myriad Genetics, Inc.*	28	773
Ligand Pharmaceuticals, Inc. — Class B*	5	772
TreeHouse Foods, Inc.*	19	770
Relay Therapeutics, Inc.*	25	768
MEDNAX, Inc.*	28	762
Covetrus, Inc.*	38	759
Inter Parfums, Inc.	7	748
ModivCare, Inc.*	5	741
Heska Corp.*	4	730

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
ChemoCentryx, Inc.*	20	$728
Lantheus Holdings, Inc.*	25	722
Recursion Pharmaceuticals, Inc. — Class A*	42	719
NanoString Technologies, Inc.*	17	718
ICF International, Inc.	7	718
Central Garden & Pet Co. — Class A*	15	718
Glaukos Corp.*	16	711
B&G Foods, Inc.[1]	23	707
Atrion Corp.	1	705
CBIZ, Inc.*	18	704
OPKO Health, Inc.*	146	702
IVERIC bio, Inc.*	42	702
Monro, Inc.	12	699
Corcept Therapeutics, Inc.*	35	693
Riot Blockchain, Inc.*,1	31	692
Agios Pharmaceuticals, Inc.*	21	690
Green Dot Corp. — Class A*	19	689
Arcus Biosciences, Inc.*	17	688
SpringWorks Therapeutics, Inc.*	11	682
Vericel Corp.*	17	668
Editas Medicine, Inc.*	25	664
Celldex Therapeutics, Inc.*	17	657
Travere Therapeutics, Inc.*	21	652
Bridgebio Pharma, Inc.*,1	39	651
Global Blood Therapeutics, Inc.*	22	644
Prothena Corporation plc*	13	642
Avid Bioservices, Inc.*	22	642
Surgery Partners, Inc.*	12	641
AdaptHealth Corp.*	26	636
Coursera, Inc.*	26	635
Graham Holdings Co. — Class B	1	630
Avanos Medical, Inc.*	18	624
CorVel Corp.*	3	624
Ironwood Pharmaceuticals, Inc. — Class A*	53	618
Cassava Sciences, Inc.*,1	14	612
Multiplan Corp.*	138	611
Textainer Group Holdings Ltd.	17	607
Community Health Systems, Inc.*	45	599
elf Beauty, Inc.*	18	598
Vector Group Ltd.	52	597
Repay Holdings Corp.*	32	585
Addus HomeCare Corp.*	6	561
Cal-Maine Foods, Inc.*	15	555
REVOLUTION Medicines, Inc.*	22	554
Dynavax Technologies Corp.*	39	549
Protagonist Therapeutics, Inc.*	16	547
ImmunoGen, Inc.*	72	534
Adtalem Global Education, Inc.*	18	532
Kforce, Inc.	7	526
Supernus Pharmaceuticals, Inc.*	18	525
Enanta Pharmaceuticals, Inc.*	7	523
2U, Inc.*	26	522
Strategic Education, Inc.	9	521
RadNet, Inc.*	17	512
Silk Road Medical, Inc.*	12	511
MGP Ingredients, Inc.	6	510
USANA Health Sciences, Inc.*	5	506
Stride, Inc.*	15	500
Universal Corp.	9	494
Nuvation Bio, Inc.*	58	493
Krystal Biotech, Inc.*	7	490
Cerevel Therapeutics Holdings, Inc.*	15	486
Crinetics Pharmaceuticals, Inc.*	17	483
Deluxe Corp.	15	482
Sana Biotechnology, Inc.*	31	480
US Physical Therapy, Inc.	5	478
Accolade, Inc.*	18	474
Atara Biotherapeutics, Inc.*	30	473
Sorrento Therapeutics, Inc.*	101	470
Quanterix Corp.*	11	466
REGENXBIO, Inc.*	14	458
C4 Therapeutics, Inc.*	14	451
Varex Imaging Corp.*	14	442
Laureate Education, Inc. — Class A	36	441
CoreCivic, Inc.*	44	439
FibroGen, Inc.*	31	437
Inhibrx, Inc.*	10	437
Evo Payments, Inc. — Class A*	17	435
Prometheus Biosciences, Inc.*	11	435
Alector, Inc.*	21	434
Ingles Markets, Inc. — Class A	5	432
Cimpress plc*	6	430
BellRing Brands, Inc. — Class A*	15	428
Andersons, Inc.	11	426
Revance Therapeutics, Inc.*	26	424
Tivity Health, Inc.*	16	423
Senseonics Holdings, Inc.*	158	422
Cerus Corp.*	61	415
National Beverage Corp.	9	408
American Well Corp. — Class A*	67	405
Huron Consulting Group, Inc.*	8	399
Anavex Life Sciences Corp.*	23	399
Weis Markets, Inc.	6	395
MannKind Corp.*	90	393
Carriage Services, Inc. — Class A	6	387
First Advantage Corp.*	20	381
Morphic Holding, Inc.*	8	379
Axsome Therapeutics, Inc.*	10	378
Inovio Pharmaceuticals, Inc.*	75	374
Allogene Therapeutics, Inc.*	25	373
Coherus Biosciences, Inc.*	23	367
Chefs’ Warehouse, Inc.*	11	366
Cross Country Healthcare, Inc.*	13	361
TrueBlue, Inc.*	13	360
AngioDynamics, Inc.*	13	358
Vaxcyte, Inc.*	15	357
MaxCyte, Inc.*	35	357
MacroGenics, Inc.*	22	353
LeMaitre Vascular, Inc.	7	352
Keros Therapeutics, Inc.*	6	351

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Syndax Pharmaceuticals, Inc.*	16	$350
Brookdale Senior Living, Inc. — Class A*	67	346
Castle Biosciences, Inc.*	8	343
Instil Bio, Inc.*	20	342
Seer, Inc.*	15	342
Harmony Biosciences Holdings, Inc.*	8	341
National Healthcare Corp.	5	340
Madrigal Pharmaceuticals, Inc.*	4	339
Utz Brands, Inc.	21	335
SpartanNash Co.	13	335
Avidity Biosciences, Inc.*	14	333
Fresh Del Monte Produce, Inc.	12	331
Joint Corp.*	5	328
Intersect ENT, Inc.*	12	328
Rocket Pharmaceuticals, Inc.*	15	327
Berkeley Lights, Inc.*	18	327
Meridian Bioscience, Inc.*	16	326
iTeos Therapeutics, Inc.*	7	326
Zogenix, Inc.*	20	325
Vivint Smart Home, Inc.*	33	323
Sangamo Therapeutics, Inc.*	43	323
Kura Oncology, Inc.*	23	322
Pulmonx Corp.*	10	321
Nurix Therapeutics, Inc.*	11	318
Endo International plc*	84	316
Arlo Technologies, Inc.*	30	315
Vanda Pharmaceuticals, Inc.*	20	314
Heron Therapeutics, Inc.*	34	310
Bionano Genomics, Inc.*	103	308
WW International, Inc.*	19	306
Heidrick & Struggles International, Inc.	7	306
Perdoceo Education Corp.*	26	306
Ocugen, Inc.*,1	67	305
Duckhorn Portfolio, Inc.*	13	304
Amphastar Pharmaceuticals, Inc.*	13	303
Butterfly Network, Inc.*	45	301
Viad Corp.*	7	299
OrthoPediatrics Corp.*	5	299
Replimune Group, Inc.*	11	298
Quanex Building Products Corp.	12	297
Alphatec Holdings, Inc.*	26	297
Calavo Growers, Inc.	7	297
Arcturus Therapeutics Holdings, Inc.*	8	296
Aaron’s Company, Inc.	12	296
RAPT Therapeutics, Inc.*	8	294
RR Donnelley & Sons Co.*	26	293
Triple-S Management Corp. — Class B*	8	285
CryoLife, Inc.*	14	285
Natus Medical, Inc.*	12	285
Ideaya Biosciences, Inc.*	12	284
ACCO Brands Corp.	34	281
CRA International, Inc.	3	280
Transcat, Inc.*	3	277
Aclaris Therapeutics, Inc.*	19	276
Innoviva, Inc.*	16	276
Vaxart, Inc.*,1	44	276
ViewRay, Inc.*	50	275
Inogen, Inc.*	8	272
John B Sanfilippo & Son, Inc.	3	270
SI-BONE, Inc.*	12	266
Tattooed Chef, Inc.*	17	264
Reata Pharmaceuticals, Inc. — Class A*	10	264
Cardiovascular Systems, Inc.*	14	263
MeiraGTx Holdings plc*	11	261
MoneyGram International, Inc.*	33	260
Gossamer Bio, Inc.*	23	260
Hanger, Inc.*	14	254
Honest Company, Inc.*	31	251
Bluebird Bio, Inc.*	25	250
Scholar Rock Holding Corp.*	10	248
Cutera, Inc.*	6	248
AnaptysBio, Inc.*	7	243
Theravance Biopharma, Inc.*	22	243
Collegium Pharmaceutical, Inc.*	13	243
MiMedx Group, Inc.*	40	242
Agenus, Inc.*	75	242
Surmodics, Inc.*	5	241
Sutro Biopharma, Inc.*	16	238
Catalyst Pharmaceuticals, Inc.*	35	237
Praxis Precision Medicines, Inc.*	12	236
Forrester Research, Inc.*	4	235
Affimed N.V.*	42	232
Franklin Covey Co.*	5	232
PMV Pharmaceuticals, Inc.*	10	231
Pennant Group, Inc.*	10	231
PetIQ, Inc.*	10	227
OraSure Technologies, Inc.*	26	226
SP Plus Corp.*	8	226
Verve Therapeutics, Inc.*	6	221
Mission Produce, Inc.*	14	220
Kelly Services, Inc. — Class A	13	218
Antares Pharma, Inc.*	61	218
Orthofix Medical, Inc.*	7	218
Tootsie Roll Industries, Inc.	6	217
Anika Therapeutics, Inc.*	6	215
Atea Pharmaceuticals, Inc.*	24	215
Design Therapeutics, Inc.*	10	214
Edgewise Therapeutics, Inc.*	14	214
BrightView Holdings, Inc.*	15	211
Y-mAbs Therapeutics, Inc.*	13	211
Central Garden & Pet Co.*	4	211
Inotiv, Inc.*	5	210
Agiliti, Inc.*	9	208
Seres Therapeutics, Inc.*	25	208
National Research Corp. — Class A	5	208
Arcutis Biotherapeutics, Inc.*	10	207
Barrett Business Services, Inc.	3	207
2seventy bio, Inc.*	8	205
Treace Medical Concepts, Inc.*	11	205
Eagle Pharmaceuticals, Inc.*	4	204
Kezar Life Sciences, Inc.*	12	201
Cass Information Systems, Inc.	5	197

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Resources Connection, Inc.	11	$196
Chinook Therapeutics, Inc.*	12	196
Apria, Inc.*	6	196
Ocular Therapeutix, Inc.*	28	195
Cara Therapeutics, Inc.*	16	195
NGM Biopharmaceuticals, Inc.*	11	195
Gritstone bio, Inc.*	15	193
Akero Therapeutics, Inc.*	9	190
Kronos Bio, Inc.*	14	190
Paya Holdings, Inc.*	30	190
Turning Point Brands, Inc.	5	189
Personalis, Inc.*	13	185
Hackett Group, Inc.	9	185
ANI Pharmaceuticals, Inc.*	4	184
Vectrus, Inc.*	4	183
22nd Century Group, Inc.*	59	182
Fulcrum Therapeutics, Inc.*	10	177
ORIC Pharmaceuticals, Inc.*	12	176
Willdan Group, Inc.*	5	176
Ennis, Inc.	9	176
4D Molecular Therapeutics, Inc.*	8	176
Mind Medicine MindMed, Inc.*	127	175
Chimerix, Inc.*	27	174
Amneal Pharmaceuticals, Inc.*	36	172
TransMedics Group, Inc.*	9	172
Forma Therapeutics Holdings, Inc.*	12	171
Stoke Therapeutics, Inc.*	7	168
Karyopharm Therapeutics, Inc.*	26	167
Vapotherm, Inc.*	8	166
Rubius Therapeutics, Inc.*	17	165
Rigel Pharmaceuticals, Inc.*	62	164
SeaSpine Holdings Corp.*	12	163
Intercept Pharmaceuticals, Inc.*	10	163
Vital Farms, Inc.*	9	163
Accuray, Inc.*	34	162
LifeStance Health Group, Inc.*	17	162
Mersana Therapeutics, Inc.*	26	162
Foghorn Therapeutics, Inc.*	7	160
Rhythm Pharmaceuticals, Inc.*	16	160
Kinnate Biopharma, Inc.*	9	160
Bioventus, Inc. — Class A*	11	159
VBI Vaccines, Inc.*	68	159
Phathom Pharmaceuticals, Inc.*	8	157
Oramed Pharmaceuticals, Inc.*	11	157
Athira Pharma, Inc.*	12	156
American Public Education, Inc.*	7	156
Marinus Pharmaceuticals, Inc.*	13	154
Tejon Ranch Co.*	8	153
Curis, Inc.*	32	152
ImmunityBio, Inc.*,1	25	152
Krispy Kreme, Inc.	8	151
Whole Earth Brands, Inc.*	14	150
BioLife Solutions, Inc.*	4	149
Akebia Therapeutics, Inc.*	64	145
Spero Therapeutics, Inc.*	9	144
Seneca Foods Corp. — Class A*	3	144
G1 Therapeutics, Inc.*,1	14	143
Phibro Animal Health Corp. — Class A	7	143
Allovir, Inc.*	11	142
DermTech, Inc.*	9	142
Omeros Corp.*	22	141
Apyx Medical Corp.*	11	141
Adicet Bio, Inc.*	8	140
Albireo Pharma, Inc.*	6	140
Cullinan Oncology, Inc.*	9	139
VistaGen Therapeutics, Inc.*	71	138
Deciphera Pharmaceuticals, Inc.*	14	137
Custom Truck One Source, Inc.*	17	136
Veru, Inc.*	23	136
SIGA Technologies, Inc.*	18	135
Relmada Therapeutics, Inc.*	6	135
Geron Corp.*	110	134
Tactile Systems Technology, Inc.*	7	133
Precision BioSciences, Inc.*	18	133
Axogen, Inc.*	14	131
Dyne Therapeutics, Inc.*	11	131
Precigen, Inc.*	35	130
Kiniksa Pharmaceuticals Ltd. — Class A*	11	129
Organogenesis Holdings, Inc.*	14	129
Verastem, Inc.*	63	129
ALX Oncology Holdings, Inc.*	6	129
Altimmune, Inc.*	14	128
Immunovant, Inc.*	15	128
Allakos, Inc.*	13	127
DICE Therapeutics, Inc.*	5	127
Annexon, Inc.*	11	126
Applied Molecular Transport, Inc.*	9	126
Ikena Oncology, Inc.*	10	125
Erasca, Inc.*	8	125
Cue Biopharma, Inc.*	11	124
Talaris Therapeutics, Inc.*	8	122
Bioxcel Therapeutics, Inc.*	6	122
Pliant Therapeutics, Inc.*	9	122
European Wax Center, Inc. — Class A*	4	121
Cogent Biosciences, Inc.*	14	120
InfuSystem Holdings, Inc.*	7	119
Werewolf Therapeutics, Inc.*	10	119
BioAtla, Inc.*	6	118
Radius Health, Inc.*	17	118
IGM Biosciences, Inc.*	4	117
Viking Therapeutics, Inc.*	25	115
Icosavax, Inc.*	5	114
Tenaya Therapeutics, Inc.*	6	114
Generation Bio Co.*	16	113
Arbutus Biopharma Corp.*	29	113
Lineage Cell Therapeutics, Inc.*	46	113
Provention Bio, Inc.*	20	112
Stereotaxis, Inc.*	18	112
Clovis Oncology, Inc.*	41	111
Landec Corp.*	10	111
HF Foods Group, Inc.*	13	110
Avita Medical, Inc.*	9	108

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Selecta Biosciences, Inc.*	33	$108
MEI Pharma, Inc.*	40	107
Caribou Biosciences, Inc.*	7	106
BioDelivery Sciences International, Inc.*	34	105
Aerie Pharmaceuticals, Inc.*	15	105
CytomX Therapeutics, Inc.*	24	104
Aveanna Healthcare Holdings, Inc.*	14	104
Alta Equipment Group, Inc.*	7	102
Jounce Therapeutics, Inc.*	12	100
Utah Medical Products, Inc.*	1	100
Harvard Bioscience, Inc.*	14	99
Janux Therapeutics, Inc.*	5	99
Lexicon Pharmaceuticals, Inc.*	25	99
EyePoint Pharmaceuticals, Inc.*	8	98
Cytek Biosciences, Inc.*	6	98
AppHarvest, Inc.*	25	97
Aligos Therapeutics, Inc.*	8	95
Imago Biosciences, Inc.*	4	95
Asensus Surgical, Inc.*	85	94
Taysha Gene Therapies, Inc.*	8	93
KalVista Pharmaceuticals, Inc.*	7	93
iRadimed Corp.*	2	92
Acacia Research Corp.*	18	92
CEL-SCI Corp.*,1	13	92
Nkarta, Inc.*	6	92
Limoneira Co.	6	90
Passage Bio, Inc.*	14	89
ShotSpotter, Inc.*	3	89
Cortexyme, Inc.*	7	88
KemPharm, Inc.*	10	87
Shattuck Labs, Inc.*	10	85
Cymabay Therapeutics, Inc.*	25	85
Olema Pharmaceuticals, Inc.*	9	84
Cardiff Oncology, Inc.*	14	84
ZIOPHARM Oncology, Inc.*	76	83
Epizyme, Inc.*	33	83
Remitly Global, Inc.*	4	82
Monte Rosa Therapeutics, Inc.*	4	82
Vor BioPharma, Inc.*	7	81
Durect Corp.*	82	81
Vera Therapeutics, Inc.*	3	80
Ventyx Biosciences, Inc.*	4	79
9 Meters Biopharma, Inc.*	81	79
ClearPoint Neuro, Inc.*	7	78
Evolus, Inc.*	12	78
Sientra, Inc.*	21	77
Akouos, Inc.*	9	77
Paratek Pharmaceuticals, Inc.*	17	76
Nuvalent, Inc. — Class A*	4	76
Quotient Ltd.*	29	75
PROCEPT BioRobotics Corp.*	3	75
Spectrum Pharmaceuticals, Inc.*	59	75
Graphite Bio, Inc.*	6	75
Pulse Biosciences, Inc.*	5	74
Nature’s Sunshine Products, Inc.	4	74
Oyster Point Pharma, Inc.*	4	73
Aldeyra Therapeutics, Inc.*	18	72
Infinity Pharmaceuticals, Inc.*	32	72
SQZ Biotechnologies Co.*	8	71
Aeglea BioTherapeutics, Inc.*	15	71
Village Super Market, Inc. — Class A	3	70
Zynex, Inc.	7	70
Lyell Immunopharma, Inc.*	9	70
Atossa Therapeutics, Inc.*	43	69
Syros Pharmaceuticals, Inc.*	21	68
Poseida Therapeutics, Inc.*	10	68
Viemed Healthcare, Inc.*	13	68
Athersys, Inc.*	75	68
Tarsus Pharmaceuticals, Inc.*	3	68
Day One Biopharmaceuticals, Inc.*	4	67
Cue Health, Inc.*	5	67
Immunic, Inc.*	7	67
Codiak Biosciences, Inc.*	6	67
XBiotech, Inc.	6	67
Evelo Biosciences, Inc.*	11	67
UroGen Pharma Ltd.*	7	67
Fortress Biotech, Inc.*	26	65
PAVmed, Inc.*	26	64
CorMedix, Inc.*	14	64
ChromaDex Corp.*	17	64
Century Therapeutics, Inc.*	4	63
Humanigen, Inc.*	17	63
Citius Pharmaceuticals, Inc.*	41	63
CytoSorbents Corp.*	15	63
Neoleukin Therapeutics, Inc.*	13	63
Accelerate Diagnostics, Inc.*	12	63
Eiger BioPharmaceuticals, Inc.*	12	62
Surface Oncology, Inc.*	13	62
Frequency Therapeutics, Inc.*	12	62
Alpha Teknova, Inc.*	3	61
Sesen Bio, Inc.*	72	59
Seelos Therapeutics, Inc.*	36	59
Nathan’s Famous, Inc.	1	58
Adagio Therapeutics, Inc.*	8	58
Adverum Biotechnologies, Inc.*	32	56
Tyra Biosciences, Inc.*	4	56
Alpine Immune Sciences, Inc.*	4	55
Homology Medicines, Inc.*	15	55
Avrobio, Inc.*	14	54
Applied Therapeutics, Inc.*	6	54
Harpoon Therapeutics, Inc.*	7	53
Celcuity, Inc.*	4	53
89bio, Inc.*	4	52
Entrada Therapeutics, Inc.*	3	51
TCR2 Therapeutics, Inc.*	11	51
Molecular Templates, Inc.*	13	51
Vincerx Pharma, Inc.*	5	51
TherapeuticsMD, Inc.*	142	50
NewAge, Inc.*	49	51
Esperion Therapeutics, Inc.*	10	50
Prelude Therapeutics, Inc.*	4	50
Magenta Therapeutics, Inc.*	11	49

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Immuneering Corp. — Class A*	3	$48
Oncocyte Corp.*	22	48
Viracta Therapeutics, Inc.*	13	47
Aerovate Therapeutics, Inc.*	4	47
Tonix Pharmaceuticals Holding Corp.*	131	47
Silverback Therapeutics, Inc.*	7	47
Exagen, Inc.*	4	47
Sensei Biotherapeutics, Inc.*	8	46
Singular Genomics Systems, Inc.*	4	46
Aspira Women’s Health, Inc.*	26	46
Akoya Biosciences, Inc.*	3	46
Brooklyn ImmunoTherapeutics, Inc.*	11	46
Verrica Pharmaceuticals, Inc.*	5	46
WaVe Life Sciences Ltd.*	14	44
Outlook Therapeutics, Inc.*	32	44
Athenex, Inc.*	32	43
iBio, Inc.*	79	43
Natural Grocers by Vitamin Cottage, Inc.	3	43
Black Diamond Therapeutics, Inc.*	8	43
XOMA Corp.*	2	42
Retractable Technologies, Inc.*	6	42
Mustang Bio, Inc.*	25	42
Absci Corp.*	5	41
Ampio Pharmaceuticals, Inc.*	71	40
HireQuest, Inc.	2	40
Neuronetics, Inc.*	9	40
AquaBounty Technologies, Inc.*	19	40
Bolt Biotherapeutics, Inc.*	8	39
Laird Superfood, Inc.*	3	39
Rain Therapeutics, Inc.*	3	39
Solid Biosciences, Inc.*	22	39
Oncorus, Inc.*	7	37
CVRx, Inc.*	3	37
Puma Biotechnology, Inc.*	12	37
Oncternal Therapeutics, Inc.*	16	36
Beyondspring, Inc.*	8	36
Emerald Holding, Inc.*	9	36
Eargo, Inc.*	7	36
Terns Pharmaceuticals, Inc.*	5	35
Ardelyx, Inc.*	32	35
Innovage Holding Corp.*	7	35
Trevena, Inc.*	60	35
Cyteir Therapeutics, Inc.*	3	34
Inozyme Pharma, Inc.*	5	34
Revlon, Inc. — Class A*	3	34
Omega Therapeutics, Inc.*	3	34
RxSight, Inc.*	3	34
Invacare Corp.*	12	33
Codex DNA, Inc.*	3	32
Avalo Therapeutics, Inc.*	19	32
NexImmune, Inc.*	7	32
Rapid Micro Biosystems, Inc. — Class A*	3	32
Eliem Therapeutics, Inc.*	3	31
Cadiz, Inc.*	8	31
NeuroPace, Inc.*	3	30
Finch Therapeutics Group, Inc.*	3	30
Clene, Inc.*	7	29
Rallybio Corp.*	3	29
Priority Technology Holdings, Inc.*	4	28
Zevia PBC — Class A*	4	28
SOC Telemed, Inc.*	22	28
StoneMor, Inc.*	12	27
Atreca, Inc. — Class A*	9	27
Acumen Pharmaceuticals, Inc.*	4	27
Summit Therapeutics, Inc.*	10	27
Biodesix, Inc.*	5	26
Impel Neuropharma, Inc.*	3	26
Reneo Pharmaceuticals, Inc.*	3	26
Greenwich Lifesciences, Inc.*	1	24
Talis Biomedical Corp.*	6	24
Acutus Medical, Inc.*	7	24
Gemini Therapeutics, Inc.*	8	23
Angion Biomedica Corp.*	8	23
Biomea Fusion, Inc.*	3	22
Kala Pharmaceuticals, Inc.*	18	22
Portage Biotech, Inc.*	2	21
Ontrak, Inc.*	3	19
GT Biopharma, Inc.*	6	18
Kaleido Biosciences, Inc.*	7	17
Sigilon Therapeutics, Inc.*	6	17
Hookipa Pharma, Inc.*	7	16
Mirum Pharmaceuticals, Inc.*	1	16
Sera Prognostics, Inc. — Class A*	2	14
Spruce Biosciences, Inc.*	3	13
Team, Inc.*	10	11
Landos Biopharma, Inc.*	2	10
Forte Biosciences, Inc.*	4	9
Greenlane Holdings, Inc. — Class A*	6	6
Total Consumer, Non-cyclical		261,935

Financial - 10.0%
EastGroup Properties, Inc. REIT	15	3,418
STAG Industrial, Inc. REIT	64	3,069
First Financial Bankshares, Inc.	47	2,389
Innovative Industrial Properties, Inc. REIT	9	2,366
Terreno Realty Corp. REIT	27	2,303
Glacier Bancorp, Inc.	40	2,268
National Storage Affiliates Trust REIT	30	2,076
Cadence Bank	69	2,055
Valley National Bancorp	146	2,007
SouthState Corp.	25	2,003
Houlihan Lokey, Inc.	19	1,967
Kinsale Capital Group, Inc.	8	1,903
Trupanion, Inc.*	14	1,848
CIT Group, Inc.	36	1,848
Ryman Hospitality Properties, Inc. REIT*	20	1,839
Essent Group Ltd.	40	1,821
Selective Insurance Group, Inc.	22	1,803
Agree Realty Corp. REIT	25	1,784
Blackstone Mortgage Trust, Inc. — Class A REIT	57	1,745
United Bankshares, Inc.	48	1,741
Kite Realty Group Trust REIT	79	1,721

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
UMB Financial Corp.	16	$1,698
RLI Corp.	15	1,681
Healthcare Realty Trust, Inc. REIT	53	1,677
Walker & Dunlop, Inc.	11	1,660
Hancock Whitney Corp.	32	1,601
LXP Industrial Trust REIT	100	1,562
ServisFirst Bancshares, Inc.	18	1,529
Community Bank System, Inc.	20	1,490
Physicians Realty Trust REIT	79	1,488
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	28	1,487
Silvergate Capital Corp. — Class A*	10	1,482
DigitalBridge Group, Inc. REIT*	177	1,474
PotlatchDeltic Corp. REIT	24	1,445
Outfront Media, Inc. REIT	53	1,421
Redfin Corp.*	37	1,420
Broadstone Net Lease, Inc. REIT	56	1,390
Independent Bank Corp.	17	1,386
Moelis & Co. — Class A	22	1,375
Radian Group, Inc.	65	1,373
Home BancShares, Inc.	56	1,364
Pacific Premier Bancorp, Inc.	34	1,361
BankUnited, Inc.	32	1,354
Macerich Co. REIT	78	1,348
Hamilton Lane, Inc. — Class A	13	1,347
Federated Hermes, Inc. — Class B	35	1,315
Focus Financial Partners, Inc. — Class A*	22	1,314
Chimera Investment Corp. REIT	86	1,297
PS Business Parks, Inc. REIT	7	1,289
Eastern Bankshares, Inc.	63	1,271
Apple Hospitality REIT, Inc.	78	1,260
Investors Bancorp, Inc.	83	1,257
Associated Banc-Corp.	55	1,242
Essential Properties Realty Trust, Inc. REIT	43	1,240
Enstar Group Ltd.*	5	1,238
Simmons First National Corp. — Class A	41	1,213
Navient Corp.	57	1,210
Ameris Bancorp	24	1,192
Axos Financial, Inc.*	21	1,174
American Equity Investment Life Holding Co.	30	1,168
Cathay General Bancorp	27	1,161
United Community Banks, Inc.	32	1,150
Corporate Office Properties Trust REIT	41	1,147
Cushman & Wakefield plc*	51	1,134
Equity Commonwealth REIT*	43	1,114
CNO Financial Group, Inc.	46	1,097
Old National Bancorp	60	1,087
Texas Capital Bancshares, Inc.*	18	1,084
Sabra Health Care REIT, Inc.	80	1,083
Triumph Bancorp, Inc.*	9	1,072
Piper Sandler Cos.	6	1,071
Pebblebrook Hotel Trust REIT	47	1,051
Kennedy-Wilson Holdings, Inc.	44	1,051
Atlantic Union Bankshares Corp.	28	1,044
Independent Bank Group, Inc.	14	1,010
Newmark Group, Inc. — Class A	54	1,010
CVB Financial Corp.	47	1,006
First BanCorp	73	1,006
Artisan Partners Asset Management, Inc. — Class A	21	1,000
SITE Centers Corp. REIT	63	997
Uniti Group, Inc. REIT	71	995
Fulton Financial Corp.	58	986
Independence Realty Trust, Inc. REIT	38	982
Live Oak Bancshares, Inc.	11	960
Columbia Banking System, Inc.	29	949
Sunstone Hotel Investors, Inc. REIT*	79	927
National Health Investors, Inc. REIT	16	920
Arbor Realty Trust, Inc. REIT	50	916
Mr Cooper Group, Inc.*	22	915
Flagstar Bancorp, Inc.	19	911
Goosehead Insurance, Inc. — Class A	7	911
Virtus Investment Partners, Inc.	3	891
Flywire Corp.*,1	23	875
LendingClub Corp.*	36	870
First Midwest Bancorp, Inc.	42	860
PRA Group, Inc.*	17	854
First Financial Bancorp	35	853
WSFS Financial Corp.	17	852
International Bancshares Corp.	20	848
Retail Opportunity Investments Corp. REIT	43	843
First Merchants Corp.	20	838
PennyMac Financial Services, Inc.	12	837
RLJ Lodging Trust REIT	60	836
Washington Federal, Inc.	25	834
Cohen & Steers, Inc.	9	833
Brandywine Realty Trust REIT	62	832
Piedmont Office Realty Trust, Inc. — Class A REIT	45	827
Four Corners Property Trust, Inc. REIT	28	823
Sandy Spring Bancorp, Inc.	17	817
Hilltop Holdings, Inc.	23	808
WesBanco, Inc.	23	805
Washington Real Estate Investment Trust REIT	31	801
CareTrust REIT, Inc.	35	799
Urban Edge Properties REIT	42	798
Stewart Information Services Corp.	10	797
Banner Corp.	13	789
eXp World Holdings, Inc.	23	775
Xenia Hotels & Resorts, Inc. REIT*	42	761
Heartland Financial USA, Inc.	15	759
Renasant Corp.	20	759
TowneBank	24	758
Genworth Financial, Inc. — Class A*	185	749
Trustmark Corp.	23	747
Monmouth Real Estate Investment Corp. REIT	35	735
MFA Financial, Inc. REIT	161	734
DiamondRock Hospitality Co. REIT*	76	730
McGrath RentCorp	9	722

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Lakeland Financial Corp.	9	$721
Two Harbors Investment Corp. REIT	125	721
Customers Bancorp, Inc.*	11	719
Tanger Factory Outlet Centers, Inc. REIT	37	713
Easterly Government Properties, Inc. REIT	31	711
Seacoast Banking Corporation of Florida	20	708
Realogy Holdings Corp.*	42	706
Eagle Bancorp, Inc.	12	700
Acadia Realty Trust REIT	32	699
Argo Group International Holdings Ltd.	12	697
Park National Corp.	5	687
Bank of NT Butterfield & Son Ltd.	18	686
Encore Capital Group, Inc.*	11	683
Great Western Bancorp, Inc.	20	679
Provident Financial Services, Inc.	28	678
NMI Holdings, Inc. — Class A*	31	677
Veritex Holdings, Inc.	17	676
American Assets Trust, Inc. REIT	18	676
Apollo Commercial Real Estate Finance, Inc. REIT	51	671
NexPoint Residential Trust, Inc. REIT	8	671
PJT Partners, Inc. — Class A	9	667
Meta Financial Group, Inc.	11	656
Alexander & Baldwin, Inc. REIT	26	652
iStar, Inc. REIT	25	646
Northwest Bancshares, Inc.	45	637
Hope Bancorp, Inc.	43	633
St. Joe Co.	12	625
PennyMac Mortgage Investment Trust REIT	36	624
StepStone Group, Inc. — Class A	15	624
B. Riley Financial, Inc.	7	622
BRP Group, Inc. — Class A*	17	614
Enterprise Financial Services Corp.	13	612
First Interstate BancSystem, Inc. — Class A	15	610
Industrial Logistics Properties Trust REIT	24	601
First Bancorp	13	594
Veris Residential, Inc. REIT*	32	588
Nelnet, Inc. — Class A	6	586
Palomar Holdings, Inc.*	9	583
Horace Mann Educators Corp.	15	580
NBT Bancorp, Inc.	15	578
Stock Yards Bancorp, Inc.	9	575
Paramount Group, Inc. REIT	68	567
American National Group, Inc.	3	567
Global Net Lease, Inc. REIT	37	565
First Commonwealth Financial Corp.	35	563
Safehold, Inc. REIT	7	559
Centerspace REIT	5	554
Redwood Trust, Inc. REIT	41	541
Brightsphere Investment Group, Inc.	21	538
BGC Partners, Inc. — Class A	115	535
Capitol Federal Financial, Inc.	47	533
Enova International, Inc.*	13	532
Service Properties Trust REIT	60	527
FB Financial Corp.	12	526
Westamerica BanCorp	9	520
First Busey Corp.	19	515
New York Mortgage Trust, Inc. REIT	138	513
Berkshire Hills Bancorp, Inc.	18	512
ProAssurance Corp.	20	506
OFG Bancorp	19	505
Ladder Capital Corp. — Class A REIT	41	492
World Acceptance Corp.*	2	491
City Holding Co.	6	491
LendingTree, Inc.*	4	490
OceanFirst Financial Corp.	22	488
National Bank Holdings Corp. — Class A	11	483
Getty Realty Corp. REIT	15	481
Bancorp, Inc.*	19	481
LTC Properties, Inc. REIT	14	478
Marcus & Millichap, Inc.*	9	463
Empire State Realty Trust, Inc. — Class A REIT	52	463
Southside Bancshares, Inc.	11	460
ConnectOne Bancorp, Inc.	14	458
Dime Community Bancshares, Inc.	13	457
Brookline Bancorp, Inc.	28	453
Selectquote, Inc.*	49	444
Broadmark Realty Capital, Inc. REIT	47	443
S&T Bancorp, Inc.	14	441
TriCo Bancshares	10	430
Metropolitan Bank Holding Corp.*	4	426
Community Healthcare Trust, Inc. REIT	9	425
Safety Insurance Group, Inc.	5	425
BancFirst Corp.	6	423
Office Properties Income Trust REIT	17	422
Hingham Institution For Savings The	1	420
Tompkins Financial Corp.	5	418
Apartment Investment and Management Co. — Class A REIT*	54	417
Employers Holdings, Inc.	10	414
UMH Properties, Inc. REIT	15	410
Premier Financial Corp.	13	402
Cowen, Inc. — Class A	11	397
Washington Trust Bancorp, Inc.	7	395
American Finance Trust, Inc. REIT	43	393
Banc of California, Inc.	20	392
Global Medical REIT, Inc.	22	390
RPT Realty REIT	29	388
AMERISAFE, Inc.	7	377
James River Group Holdings Ltd.	13	375
Farmer Mac — Class C	3	372
Summit Hotel Properties, Inc. REIT*	38	371
StoneX Group, Inc.*	6	368
HomeStreet, Inc.	7	364
State Auto Financial Corp.	7	362
Preferred Bank/Los Angeles CA	5	359
Kearny Financial Corp.	27	358
Plymouth Industrial REIT, Inc.	11	352
German American Bancorp, Inc.	9	351
First Foundation, Inc.	14	348
Amerant Bancorp, Inc.	10	346

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Origin Bancorp, Inc.	8	$343
Preferred Apartment Communities, Inc. — Class A REIT	19	343
Nicolet Bankshares, Inc.*	4	343
Lakeland Bancorp, Inc.	18	342
Radius Global Infrastructure, Inc. — Class A*	21	338
Gladstone Land Corp. REIT	10	338
QCR Holdings, Inc.	6	336
Gladstone Commercial Corp. REIT	13	335
Armada Hoffler Properties, Inc. REIT	22	335
Horizon Bancorp, Inc.	16	334
GEO Group, Inc. REIT*	43	333
TriState Capital Holdings, Inc.*	11	333
Univest Financial Corp.	11	329
Ready Capital Corp. REIT	21	328
NETSTREIT Corp. REIT	14	321
BrightSpire Capital, Inc. REIT	31	318
Heritage Financial Corp.	13	318
City Office REIT, Inc.	16	316
Bryn Mawr Bank Corp.	7	315
Blucora, Inc.*	18	312
WisdomTree Investments, Inc.	49	300
Douglas Elliman, Inc.*	26	299
1st Source Corp.	6	298
Universal Health Realty Income Trust REIT	5	297
Allegiance Bancshares, Inc.	7	295
Invesco Mortgage Capital, Inc. REIT	106	295
ARMOUR Residential REIT, Inc.	30	294
Columbia Financial, Inc.*	14	292
Ellington Financial, Inc. REIT	17	291
Camden National Corp.	6	289
Peoples Bancorp, Inc.	9	286
Central Pacific Financial Corp.	10	282
Cambridge Bancorp	3	281
Ambac Financial Group, Inc.*	17	273
TPG RE Finance Trust, Inc. REIT	22	271
First Bancshares, Inc.	7	270
Diversified Healthcare Trust REIT	87	269
MBIA, Inc.*	17	268
Flushing Financial Corp.	11	267
HarborOne Bancorp, Inc.	18	267
CrossFirst Bankshares, Inc.*	17	265
Community Trust Bancorp, Inc.	6	262
Hanmi Financial Corp.	11	260
Alexander’s, Inc. REIT	1	260
SiriusPoint Ltd.*	32	260
Northfield Bancorp, Inc.	16	259
First Mid Bancshares, Inc.	6	257
Heritage Commerce Corp.	21	251
HCI Group, Inc.	3	251
KKR Real Estate Finance Trust, Inc. REIT	12	250
Peapack-Gladstone Financial Corp.	7	248
Byline Bancorp, Inc.	9	246
Great Southern Bancorp, Inc.	4	237
Merchants Bancorp	5	237
Urstadt Biddle Properties, Inc. — Class A REIT	11	234
Granite Point Mortgage Trust, Inc. REIT	20	234
Chatham Lodging Trust REIT*	17	233
TrustCo Bank Corporation NY	7	233
Ares Commercial Real Estate Corp. REIT	16	233
Phillips Edison & Company, Inc. REIT	7	231
eHealth, Inc.*	9	230
Franklin Street Properties Corp. REIT	38	226
Bank of Marin Bancorp	6	223
CorePoint Lodging, Inc. REIT*	14	220
National Western Life Group, Inc. — Class A	1	214
RE/MAX Holdings, Inc. — Class A	7	214
Reliant Bancorp, Inc.	6	213
Saul Centers, Inc. REIT	4	212
One Liberty Properties, Inc. REIT	6	212
Mercantile Bank Corp.	6	210
RMR Group, Inc. — Class A	6	208
I3 Verticals, Inc. — Class A*	9	205
Farmers National Banc Corp.	11	204
CBTX, Inc.	7	203
Orchid Island Capital, Inc. REIT	45	202
Atlantic Capital Bancshares, Inc.*	7	201
Dynex Capital, Inc. REIT	12	201
First Community Bankshares, Inc.	6	201
Midland States Bancorp, Inc.	8	198
Business First Bancshares, Inc.	7	198
Diamond Hill Investment Group, Inc.	1	194
Metrocity Bankshares, Inc.	7	193
International Money Express, Inc.*	12	192
Independent Bank Corp.	8	191
Financial Institutions, Inc.	6	191
First Internet Bancorp	4	188
Southern First Bancshares, Inc.*	3	187
West BanCorp, Inc.	6	186
HomeTrust Bancshares, Inc.	6	186
Seritage Growth Properties REIT*	14	186
United Fire Group, Inc.	8	186
AssetMark Financial Holdings, Inc.*	7	183
First Financial Corp.	4	181
Arrow Financial Corp.	5	176
Waterstone Financial, Inc.	8	175
First of Long Island Corp.	8	173
Regional Management Corp.	3	172
Sculptor Capital Management, Inc.	8	171
Universal Insurance Holdings, Inc.	10	170
Equity Bancshares, Inc. — Class A	5	170
Capstar Financial Holdings, Inc.	8	168
GCM Grosvenor, Inc. — Class A	16	168
MVB Financial Corp.	4	166
Franklin BSP Realty Trust, Inc. REIT	11	164
Indus Realty Trust, Inc. REIT	2	162
Whitestone REIT — Class B	16	162
Oportun Financial Corp.*	8	162
MidWestOne Financial Group, Inc.	5	162

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
CNB Financial Corp.	6	$159
Mid Penn Bancorp, Inc.	5	159
Peoples Financial Services Corp.	3	158
RBB Bancorp	6	157
CatchMark Timber Trust, Inc. — Class A REIT	18	157
Citizens & Northern Corp.	6	157
Southern Missouri Bancorp, Inc.	3	157
Republic Bancorp, Inc. — Class A	3	153
Coastal Financial Corp.*	3	152
American National Bankshares, Inc.	4	151
Five Star Bancorp	5	150
Alerus Financial Corp.	5	146
Blue Foundry Bancorp*	10	146
Bar Harbor Bankshares	5	145
Bank First Corp.	2	144
Spirit of Texas Bancshares, Inc.	5	144
Atlanticus Holdings Corp.*	2	143
Bridgewater Bancshares, Inc.*	8	141
Oppenheimer Holdings, Inc. — Class A	3	139
Carter Bankshares, Inc.*	9	138
SmartFinancial, Inc.	5	137
Sierra Bancorp	5	136
Primis Financial Corp.	9	135
Enterprise Bancorp, Inc.	3	135
EZCORP, Inc. — Class A*	18	133
Capital City Bank Group, Inc.	5	132
Northrim BanCorp, Inc.	3	130
Curo Group Holdings Corp.	8	128
Old Second Bancorp, Inc.	10	126
First Bancorp, Inc.	4	126
Home Bancorp, Inc.	3	125
CTO Realty Growth, Inc. REIT	2	123
Altus Midstream Co. — Class A	2	123
Civista Bancshares, Inc.	5	122
BRT Apartments Corp. REIT	5	120
Ocwen Financial Corp.*	3	120
Farmland Partners, Inc. REIT	10	119
Postal Realty Trust, Inc. — Class A REIT	6	119
FRP Holdings, Inc.*	2	116
Independence Holding Co.	2	113
Guaranty Bancshares, Inc.	3	113
Provident Bancorp, Inc.	6	112
South Plains Financial, Inc.	4	111
Tiptree, Inc. — Class A	8	111
Hersha Hospitality Trust REIT*	12	110
Summit Financial Group, Inc.	4	110
Howard Bancorp, Inc.*	5	109
Blue Ridge Bankshares, Inc.	6	107
Red River Bancshares, Inc.	2	107
Legacy Housing Corp.*	4	106
Great Ajax Corp. REIT	8	105
Enact Holdings, Inc.	5	103
FS Bancorp, Inc.	3	101
Orrstown Financial Services, Inc.	4	101
Braemar Hotels & Resorts, Inc. REIT*	19	97
Citizens, Inc.*,1	18	96
PCSB Financial Corp.	5	95
Greenhill & Company, Inc.	5	90
Macatawa Bank Corp.	10	88
First Bank/Hamilton NJ	6	87
Luther Burbank Corp.	6	84
Amalgamated Financial Corp.	5	84
Capital Bancorp, Inc.	3	79
Greenlight Capital Re Ltd. — Class A*	10	78
Maiden Holdings Ltd.*	25	77
HBT Financial, Inc.	4	75
Donegal Group, Inc. — Class A	5	71
Marlin Business Services Corp.	3	70
AFC Gamma, Inc. REIT	3	68
Trean Insurance Group, Inc.*	7	62
Republic First Bancorp, Inc.*	16	60
Fidelity D&D Bancorp, Inc.	1	59
Ashford Hospitality Trust, Inc. REIT*	6	58
Pzena Investment Management, Inc. — Class A	6	57
NI Holdings, Inc.*	3	57
Heritage Insurance Holdings, Inc.	9	53
GAMCO Investors, Inc. — Class A	2	50
Clipper Realty, Inc. REIT	5	50
Angel Oak Mortgage, Inc. REIT	3	49
Pioneer Bancorp, Inc.*	4	45
Crawford & Co. — Class A	6	45
Associated Capital Group, Inc. — Class A	1	43
Velocity Financial, Inc.*	3	41
Fathom Holdings, Inc.*	2	41
Retail Value, Inc. REIT	6	39
MetroMile, Inc.*	14	31
United Insurance Holdings Corp.	7	30
Finance of America Companies, Inc. — Class A*	7	28
Rafael Holdings, Inc. — Class B*	4	20
Home Point Capital, Inc.	3	13
Total Financial		251,959

Consumer, Cyclical - 5.8%
AMC Entertainment Holdings, Inc. — Class A*,1	188	5,114
BJ’s Wholesale Club Holdings, Inc.*	50	3,348
Macy’s, Inc.	115	3,011
Crocs, Inc.*	21	2,693
Fox Factory Holding Corp.*	15	2,552
Scientific Games Corp. — Class A*	35	2,339
Texas Roadhouse, Inc. — Class A	26	2,321
Goodyear Tire & Rubber Co.*	101	2,153
WESCO International, Inc.*	16	2,105
Wingstop, Inc.	11	1,901
Avient Corp.	33	1,846
Murphy USA, Inc.	9	1,793
Meritage Homes Corp.*	14	1,709
Adient plc*	35	1,676
Signet Jewelers Ltd.	19	1,654
Hilton Grand Vacations, Inc.*	31	1,615

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Papa John’s International, Inc.	12	$1,602
Taylor Morrison Home Corp. — Class A*	44	1,538
Skyline Champion Corp.*	19	1,501
National Vision Holdings, Inc.*	30	1,440
LCI Industries	9	1,403
Steven Madden Ltd.	30	1,394
American Eagle Outfitters, Inc.	55	1,393
Asbury Automotive Group, Inc.*	8	1,382
Resideo Technologies, Inc.*	53	1,380
Boot Barn Holdings, Inc.*	11	1,353
Sonos, Inc.*	44	1,311
KB Home	29	1,297
Installed Building Products, Inc.	9	1,257
LGI Homes, Inc.*	8	1,236
SeaWorld Entertainment, Inc.*	19	1,232
Academy Sports & Outdoors, Inc.*	28	1,229
Red Rock Resorts, Inc. — Class A	22	1,210
Dana, Inc.	53	1,209
MDC Holdings, Inc.	21	1,172
Group 1 Automotive, Inc.	6	1,171
Cracker Barrel Old Country Store, Inc.	9	1,158
Callaway Golf Co.*	42	1,153
Beacon Roofing Supply, Inc.*	20	1,147
Tri Pointe Homes, Inc.*	41	1,143
Dorman Products, Inc.*	10	1,130
Allegiant Travel Co. — Class A*	6	1,122
Visteon Corp.*	10	1,111
Cannae Holdings, Inc.*	31	1,090
MillerKnoll, Inc.	27	1,058
UniFirst Corp.	5	1,052
FirstCash Holdings, Inc.	14	1,047
Gentherm, Inc.*	12	1,043
International Game Technology plc	36	1,041
Shake Shack, Inc. — Class A*	14	1,010
Kontoor Brands, Inc.	19	974
Vista Outdoor, Inc.*	21	967
GMS, Inc.*	16	962
Cavco Industries, Inc.*	3	953
Fisker, Inc.*	60	944
Nu Skin Enterprises, Inc. — Class A	18	913
Century Communities, Inc.	11	900
Winnebago Industries, Inc.	12	899
Wolverine World Wide, Inc.	30	864
Rush Enterprises, Inc. — Class A	15	835
Nikola Corp.*	82	809
Spirit Airlines, Inc.*	36	787
Abercrombie & Fitch Co. — Class A*	22	766
Sally Beauty Holdings, Inc.*	41	757
Urban Outfitters, Inc.*	25	734
SkyWest, Inc.*	18	707
Madison Square Garden Entertainment Corp.*	10	703
Jack in the Box, Inc.	8	700
Methode Electronics, Inc.	14	688
HNI Corp.	16	673
KAR Auction Services, Inc.*	43	672
Bloomin’ Brands, Inc.*	32	671
ODP Corp.*	17	668
Cheesecake Factory, Inc.*	17	665
Everi Holdings, Inc.*	31	662
Lions Gate Entertainment Corp. — Class B*	43	662
iRobot Corp.*	10	659
PriceSmart, Inc.	9	658
Camping World Holdings, Inc. — Class A	16	646
Shyft Group, Inc.	13	639
Acushnet Holdings Corp.	12	637
Cinemark Holdings, Inc.*	39	629
Brinker International, Inc.*	17	622
M/I Homes, Inc.*	10	622
Meritor, Inc.*	25	620
Dave & Buster’s Entertainment, Inc.*	16	614
Veritiv Corp.*	5	613
Sleep Number Corp.*	8	613
Oxford Industries, Inc.	6	609
World Fuel Services Corp.	23	609
La-Z-Boy, Inc.	16	581
Bed Bath & Beyond, Inc.*,1	38	554
Malibu Boats, Inc. — Class A*	8	550
Big Lots, Inc.	12	541
H&E Equipment Services, Inc.	12	531
Franchise Group, Inc.	10	522
Dillard’s, Inc. — Class A	2	490
Healthcare Services Group, Inc.	27	480
XPEL, Inc.*	7	478
MarineMax, Inc.*	8	472
Buckle, Inc.	11	465
Bally’s Corp.*	12	457
Dine Brands Global, Inc.	6	455
G-III Apparel Group Ltd.*	16	442
Hibbett, Inc.	6	432
Standard Motor Products, Inc.	8	419
Aspen Aerogels, Inc.*	8	398
Children’s Place, Inc.*	5	396
Sonic Automotive, Inc. — Class A	8	396
Arko Corp.*	44	386
Zumiez, Inc.*	8	384
American Axle & Manufacturing Holdings, Inc.*	41	383
Steelcase, Inc. — Class A	32	375
OptimizeRx Corp.*	6	373
Monarch Casino & Resort, Inc.*	5	370
Denny’s Corp.*	23	368
Liberty Media Corporation-Liberty Braves — Class C*	13	365
Guess?, Inc.	15	355
Wabash National Corp.	18	351
Lions Gate Entertainment Corp. — Class A*	21	350
Clean Energy Fuels Corp.*	57	349
Portillo’s, Inc. — Class A*	9	338
Interface, Inc. — Class A	21	335

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Green Brick Partners, Inc.*	11	$334
Lovesac Co.*	5	331
Hawaiian Holdings, Inc.*	18	331
Rush Street Interactive, Inc.*	20	330
Sun Country Airlines Holdings, Inc.*	12	327
IMAX Corp.*	18	321
Genesco, Inc.*	5	321
ScanSource, Inc.*	9	316
Designer Brands, Inc. — Class A*	22	313
Douglas Dynamics, Inc.	8	312
A-Mark Precious Metals, Inc.	5	305
Golden Entertainment, Inc.*	6	303
Canoo, Inc.*,1	39	301
Caleres, Inc.	13	295
Rite Aid Corp.*	20	294
Aeva Technologies, Inc.*	38	287
BlueLinx Holdings, Inc.*	3	287
Citi Trends, Inc.*	3	284
Tenneco, Inc. — Class A*	25	283
Johnson Outdoors, Inc. — Class A	3	281
Purple Innovation, Inc.*	21	279
BJ’s Restaurants, Inc.*	8	276
Tupperware Brands Corp.*	18	275
Shoe Carnival, Inc.	7	273
Accel Entertainment, Inc.*	21	273
Hyliion Holdings Corp.*,1	43	267
GrowGeneration Corp.*	20	261
TravelCenters of America, Inc.*	5	258
Beazer Homes USA, Inc.*	11	255
Hovnanian Enterprises, Inc. — Class A*	2	255
Movado Group, Inc.	6	251
Clarus Corp.	9	249
Winmark Corp.	1	248
OneWater Marine, Inc. — Class A	4	244
VSE Corp.	4	244
Life Time Group Holdings, Inc.*	14	241
PLBY Group, Inc.*	9	240
Ruth’s Hospitality Group, Inc.*	12	239
Chico’s FAS, Inc.*	44	237
Titan Machinery, Inc.*	7	236
RCI Hospitality Holdings, Inc.	3	234
Party City Holdco, Inc.*	40	223
PC Connection, Inc.	5	216
Chuy’s Holdings, Inc.*	7	211
Bluegreen Vacations Holding Corp.*	6	211
Ethan Allen Interiors, Inc.	8	210
Titan International, Inc.*	19	208
America’s Car-Mart, Inc.*	2	205
Global Industrial Co.	5	205
Universal Electronics, Inc.*	5	204
MasterCraft Boat Holdings, Inc.*	7	198
Lordstown Motors Corp. — Class A*	56	193
Workhorse Group, Inc.*	44	192
OneSpaWorld Holdings Ltd.*	19	190
Sportsman’s Warehouse Holdings, Inc.*	16	189
Funko, Inc. — Class A*	10	188
Haverty Furniture Companies, Inc.	6	183
Modine Manufacturing Co.*	18	182
Ideanomics, Inc.*	151	181
PetMed Express, Inc.	7	177
Frontier Group Holdings, Inc.*	13	176
Fossil Group, Inc.*	17	175
Lindblad Expeditions Holdings, Inc.*	11	172
LL Flooring Holdings, Inc.*	10	171
Romeo Power, Inc.*,1	46	168
Conn’s, Inc.*	7	165
Rush Enterprises, Inc. — Class B	3	162
Big 5 Sporting Goods Corp.	8	152
Golden Nugget Online Gaming, Inc.*	15	149
Full House Resorts, Inc.*	12	145
Marcus Corp.*	8	143
Biglari Holdings, Inc. — Class B*	1	142
REV Group, Inc.	10	141
GAN Ltd.*	15	138
Del Taco Restaurants, Inc.	11	137
Noodles & Co.*	15	136
Sovos Brands, Inc.*	9	136
Cooper-Standard Holdings, Inc.*	6	134
Miller Industries, Inc.	4	134
Kimball International, Inc. — Class B	13	133
Forestar Group, Inc.*	6	131
Velodyne Lidar, Inc.*	28	130
Tilly’s, Inc. — Class A	8	129
Century Casinos, Inc.*	10	122
Cato Corp. — Class A	7	120
Container Store Group, Inc.*	12	120
Motorcar Parts of America, Inc.*	7	119
Rocky Brands, Inc.	3	119
Hooker Furnishings Corp.	5	116
Liberty Media Corporation-Liberty Braves — Class A*	4	115
Superior Group of Companies, Inc.	5	110
Snap One Holdings Corp.*	5	105
ONE Group Hospitality, Inc.*	8	101
El Pollo Loco Holdings, Inc.*	7	99
Red Robin Gourmet Burgers, Inc.*	6	99
Traeger, Inc.*	8	97
Commercial Vehicle Group, Inc.*	12	97
Barnes & Noble Education, Inc.*	14	95
Blue Bird Corp.*	6	94
F45 Training Holdings, Inc.*	8	87
Esports Technologies, Inc.*	4	82
Xponential Fitness, Inc. — Class A*	4	82
Kura Sushi USA, Inc. — Class A*	1	81
Flexsteel Industries, Inc.	3	81
Lifetime Brands, Inc.	5	80
Shift Technologies, Inc.*	23	78
Arcimoto, Inc.*	10	78
Weber, Inc. — Class A	6	78
Fiesta Restaurant Group, Inc.*	7	77
Vera Bradley, Inc.*	9	77
Kirkland’s, Inc.*	5	75

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Casper Sleep, Inc.*	11	$73
Mesa Air Group, Inc.*	13	73
Nautilus, Inc.*	11	67
First Watch Restaurant Group, Inc.*	4	67
Daktronics, Inc.*	13	66
Lazydays Holdings, Inc.*	3	65
Escalade, Inc.	4	63
EVI Industries, Inc.*	2	62
VOXX International Corp. — Class A*	6	61
Duluth Holdings, Inc. — Class B*	4	61
CarLotz, Inc.*	26	59
Liberty TripAdvisor Holdings, Inc. — Class A*	27	59
NEOGAMES S.A.*	2	56
Chicken Soup For The Soul Entertainment, Inc.*	4	55
JOANN, Inc.	5	52
Bassett Furniture Industries, Inc.	3	50
Torrid Holdings, Inc.*	5	49
Hamilton Beach Brands Holding Co. — Class A	3	43
XL Fleet Corp.*	13	43
Drive Shack, Inc.*	30	43
Marine Products Corp.	3	38
Aterian, Inc.*	9	37
Carrols Restaurant Group, Inc.	12	35
Target Hospitality Corp.*	9	32
Hall of Fame Resort & Entertainment Co.*	20	30
Landsea Homes Corp.*	4	29
Eros STX Global Corp.*	116	28
CompX International, Inc.	1	23
Regis Corp.*	9	16
MedAvail Holdings, Inc.*	4	6
Total Consumer, Cyclical		146,092

Industrial - 5.6%
Tetra Tech, Inc.	20	3,396
Saia, Inc.*	10	3,370
WillScot Mobile Mini Holdings Corp.*	76	3,104
II-VI, Inc.*	38	2,597
EMCOR Group, Inc.	19	2,420
Novanta, Inc.*	13	2,292
Simpson Manufacturing Company, Inc.	16	2,225
Exponent, Inc.	19	2,218
Chart Industries, Inc.*	13	2,073
UFP Industries, Inc.	22	2,024
RBC Bearings, Inc.*	10	2,020
Evoqua Water Technologies Corp.*	42	1,963
Watts Water Technologies, Inc. — Class A	10	1,942
Atkore, Inc.*	17	1,890
Summit Materials, Inc. — Class A*	43	1,726
John Bean Technologies Corp.	11	1,689
Franklin Electric Company, Inc.	17	1,608
Zurn Water Solutions Corp.	44	1,602
Fabrinet*	13	1,540
Casella Waste Systems, Inc. — Class A*	18	1,538
Matson, Inc.	16	1,440
Applied Industrial Technologies, Inc.	14	1,438
Hillenbrand, Inc.	27	1,404
GATX Corp.	13	1,354
SPX FLOW, Inc.	15	1,297
Fluor Corp.*	52	1,288
Comfort Systems USA, Inc.	13	1,286
Advanced Energy Industries, Inc.	14	1,275
EnerSys	16	1,265
Aerojet Rocketdyne Holdings, Inc.	27	1,263
Helios Technologies, Inc.	12	1,262
Altra Industrial Motion Corp.	24	1,238
Forward Air Corp.	10	1,211
AAON, Inc.	15	1,191
Mueller Industries, Inc.	20	1,187
Badger Meter, Inc.	11	1,172
Welbilt, Inc.*	48	1,141
Bloom Energy Corp. — Class A*	51	1,118
Terex Corp.	25	1,099
Itron, Inc.*	16	1,096
Werner Enterprises, Inc.	23	1,096
ArcBest Corp.	9	1,079
Kennametal, Inc.	30	1,077
Vishay Intertechnology, Inc.	49	1,072
Masonite International Corp.*	9	1,062
Belden, Inc.	16	1,052
Dycom Industries, Inc.*	11	1,031
Vicor Corp.*	8	1,016
Hub Group, Inc. — Class A*	12	1,011
Energizer Holdings, Inc.	25	1,002
Encore Wire Corp.	7	1,002
Boise Cascade Co.	14	997
Albany International Corp. — Class A	11	973
Plexus Corp.*	10	959
SPX Corp.*	16	955
Sanmina Corp.*	23	954
Federal Signal Corp.	22	953
Arcosa, Inc.	18	949
Atlas Air Worldwide Holdings, Inc.*	10	941
Kadant, Inc.	4	922
Brady Corp. — Class A	17	916
Moog, Inc. — Class A	11	891
CryoPort, Inc.*	15	887
EnPro Industries, Inc.	8	880
Trinity Industries, Inc.	29	876
GrafTech International Ltd.	74	875
Kratos Defense & Security Solutions, Inc.*	45	873
JELD-WEN Holding, Inc.*	33	870
Mueller Water Products, Inc. — Class A	57	821
ESCO Technologies, Inc.	9	810
Gibraltar Industries, Inc.*	12	800
Barnes Group, Inc.	17	792
Cactus, Inc. — Class A	20	763
Knowles Corp.*	32	747
O-I Glass, Inc.*	58	698
NV5 Global, Inc.*	5	691
MYR Group, Inc.*	6	663

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Granite Construction, Inc.	17	$658
Mesa Laboratories, Inc.	2	656
Worthington Industries, Inc.	12	656
Air Transport Services Group, Inc.*	22	646
Patrick Industries, Inc.	8	646
Materion Corp.	7	644
Montrose Environmental Group, Inc.*	9	635
Lindsay Corp.	4	608
CSW Industrials, Inc.	5	604
TriMas Corp.	16	592
Alamo Group, Inc.	4	589
TTM Technologies, Inc.*	39	581
Tennant Co.	7	567
OSI Systems, Inc.*	6	559
Astec Industries, Inc.	8	554
Greenbrier Companies, Inc.	12	551
Greif, Inc. — Class A	9	543
Ranpak Holdings Corp.*	14	526
Proto Labs, Inc.*	10	513
AZZ, Inc.	9	498
AeroVironment, Inc.*	8	496
FARO Technologies, Inc.*	7	490
Harsco Corp.*	29	485
Griffon Corp.	17	484
GoPro, Inc. — Class A*	46	474
PGT Innovations, Inc.*	21	472
AAR Corp.*	12	468
Columbus McKinnon Corp.	10	463
Ichor Holdings Ltd.*	10	460
Golar LNG Ltd.*	37	458
Primoris Services Corp.	19	456
Enerpac Tool Group Corp.	22	446
Standex International Corp.	4	443
Apogee Enterprises, Inc.	9	433
Kaman Corp.	10	431
Triumph Group, Inc.*	23	426
Sturm Ruger & Company, Inc.	6	408
Matthews International Corp. — Class A	11	403
Hydrofarm Holdings Group, Inc.*	14	396
American Woodmark Corp.*	6	391
nLight, Inc.*	16	383
Marten Transport Ltd.	22	377
Great Lakes Dredge & Dock Corp.*	24	377
SFL Corporation Ltd.	45	367
Gorman-Rupp Co.	8	356
Benchmark Electronics, Inc.	13	352
US Ecology, Inc.*	11	351
Cornerstone Building Brands, Inc.*	20	349
Blink Charging Co.*,1	13	344
Construction Partners, Inc. — Class A*	11	323
Energy Recovery, Inc.*	15	322
Frontline Ltd.*	44	311
Smith & Wesson Brands, Inc.	17	303
MicroVision, Inc.*	60	301
Latham Group, Inc.*	12	300
Chase Corp.	3	299
Heartland Express, Inc.	17	286
TimkenSteel Corp.*	17	280
Insteel Industries, Inc.	7	279
DHT Holdings, Inc.	52	270
Sterling Construction Company, Inc.*	10	263
Forterra, Inc.*	11	262
Myers Industries, Inc.	13	260
Omega Flex, Inc.	2	254
Napco Security Technologies, Inc.*	5	250
International Seaways, Inc.	17	250
Manitowoc Company, Inc.*	13	242
Costamare, Inc.	19	240
Scorpio Tankers, Inc.	18	231
Yellow Corp.*	18	227
Identiv, Inc.*	8	225
Comtech Telecommunications Corp.	9	213
UFP Technologies, Inc.*	3	211
Xometry, Inc. — Class A*	4	205
Thermon Group Holdings, Inc.*	12	203
Pactiv Evergreen, Inc.	16	203
Haynes International, Inc.	5	202
Centrus Energy Corp. — Class A*	4	200
View, Inc.*	51	199
Stoneridge, Inc.*	10	197
Kimball Electronics, Inc.*	9	196
Argan, Inc.	5	194
Luxfer Holdings plc	10	193
Heritage-Crystal Clean, Inc.*	6	192
Genco Shipping & Trading Ltd.	12	192
CIRCOR International, Inc.*	7	190
Ducommun, Inc.*	4	187
Vishay Precision Group, Inc.*	5	186
Tutor Perini Corp.*	15	186
PureCycle Technologies, Inc.*	19	182
Babcock & Wilcox Enterprises, Inc.*	20	180
DXP Enterprises, Inc.*	7	180
Meta Materials, Inc.*,1	73	180
Greif, Inc. — Class B	3	179
AMMO, Inc.*,1	31	169
Hyster-Yale Materials Handling, Inc.	4	164
National Presto Industries, Inc.	2	164
Ryerson Holding Corp.	6	156
IES Holdings, Inc.*	3	152
Daseke, Inc.*	15	151
Allied Motion Technologies, Inc.	4	146
PAM Transportation Services, Inc.*	2	142
Dorian LPG Ltd.	11	140
NVE Corp.	2	137
Eagle Bulk Shipping, Inc.	3	136
Turtle Beach Corp.*	6	134
908 Devices, Inc.*	5	129
Northwest Pipe Co.*	4	127
American Outdoor Brands, Inc.*	6	120
Tredegar Corp.	10	118
Powell Industries, Inc.	4	118
Pure Cycle Corp.*	8	117

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Kopin Corp.*	28	$114
Fluidigm Corp.*	28	110
Lawson Products, Inc.*	2	109
American Superconductor Corp.*	10	109
Astronics Corp.*	9	108
Akoustis Technologies, Inc.*	16	107
Covenant Logistics Group, Inc. — Class A*	4	106
Park Aerospace Corp.	8	106
Radiant Logistics, Inc.*	14	102
Teekay Tankers Ltd. — Class A*	9	98
Nordic American Tankers Ltd.	56	95
Olympic Steel, Inc.	4	94
Byrna Technologies, Inc.*	7	93
Luna Innovations, Inc.*	11	93
Infrastructure and Energy Alternatives, Inc.*	10	92
Caesarstone Ltd.	8	91
Aris Water Solution, Inc. — Class A	7	91
Safe Bulkers, Inc.*	23	87
Teekay Corp.*	25	78
Eastman Kodak Co.*	16	75
Concrete Pumping Holdings, Inc.*	9	74
Sight Sciences, Inc.*	4	70
CECO Environmental Corp.*	11	68
NN, Inc.*	16	66
Park-Ohio Holdings Corp.	3	64
INNOVATE Corp.*	17	63
Iteris, Inc.*	15	60
Mayville Engineering Company, Inc.*	4	60
US Xpress Enterprises, Inc. — Class A*	10	59
Universal Logistics Holdings, Inc.	3	57
AerSale Corp.*	3	53
Mistras Group, Inc.*	7	52
Atlas Technical Consultants, Inc.*	5	42
Karat Packaging, Inc.*	2	41
AgEagle Aerial Systems, Inc.*	25	39
Willis Lease Finance Corp.*	1	38
Sharps Compliance Corp.*	5	36
NL Industries, Inc.	3	22
Total Industrial		142,153

Technology - 5.0%
Synaptics, Inc.*	14	4,053
Lattice Semiconductor Corp.*	49	3,776
Silicon Laboratories, Inc.*	14	2,890
Ambarella, Inc.*	13	2,638
KBR, Inc.	52	2,476
Rapid7, Inc.*	20	2,354
Semtech Corp.*	24	2,134
CMC Materials, Inc.	11	2,109
Workiva, Inc.*	16	2,088
Blackline, Inc.*	20	2,071
Power Integrations, Inc.	22	2,044
Asana, Inc. — Class A*	27	2,013
Digital Turbine, Inc.*	33	2,013
MaxLinear, Inc. — Class A*	26	1,960
Varonis Systems, Inc.*	39	1,902
SPS Commerce, Inc.*	13	1,851
Onto Innovation, Inc.*	18	1,822
Tenable Holdings, Inc.*	33	1,817
Ziff Davis, Inc.*	16	1,774
Diodes, Inc.*	16	1,757
SiTime Corp.*	6	1,755
Maximus, Inc.	22	1,753
ExlService Holdings, Inc.*	12	1,737
Qualys, Inc.*	12	1,647
MicroStrategy, Inc. — Class A*	3	1,633
Sailpoint Technologies Holdings, Inc.*	33	1,595
Envestnet, Inc.*	20	1,587
ACI Worldwide, Inc.*	43	1,492
Sprout Social, Inc. — Class A*	16	1,451
DigitalOcean Holdings, Inc.*	18	1,446
Blackbaud, Inc.*	18	1,422
MACOM Technology Solutions Holdings, Inc.*	18	1,409
Insight Enterprises, Inc.*	13	1,386
Box, Inc. — Class A*	52	1,362
Kulicke & Soffa Industries, Inc.	22	1,332
Altair Engineering, Inc. — Class A*	17	1,314
FormFactor, Inc.*	28	1,280
Verint Systems, Inc.*	23	1,208
Rambus, Inc.*	40	1,176
CommVault Systems, Inc.*	17	1,172
Cerence, Inc.*	14	1,073
Apollo Medical Holdings, Inc.*,1	14	1,029
PagerDuty, Inc.*	29	1,008
Momentive Global, Inc.*	47	994
3D Systems Corp.*	44	948
Ultra Clean Holdings, Inc.*	16	918
Amkor Technology, Inc.	37	917
Appian Corp.*	14	913
Bottomline Technologies DE, Inc.*	16	904
Axcelis Technologies, Inc.*	12	895
NetScout Systems, Inc.*	26	860
LivePerson, Inc.*	24	857
Appfolio, Inc. — Class A*	7	847
Vocera Communications, Inc.*	13	843
Allscripts Healthcare Solutions, Inc.*	45	830
E2open Parent Holdings, Inc.*	72	811
Cardlytics, Inc.*	12	793
Outset Medical, Inc.*	17	784
Evolent Health, Inc. — Class A*	28	775
Progress Software Corp.	16	772
Zuora, Inc. — Class A*	41	766
Verra Mobility Corp.*	49	756
1Life Healthcare, Inc.*	43	755
Phreesia, Inc.*	18	750
ManTech International Corp. — Class A	10	729
Xperi Holding Corp.	38	719
Health Catalyst, Inc.*	18	713
Super Micro Computer, Inc.*	16	703
CSG Systems International, Inc.	12	691
8x8, Inc.*	40	670

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Cohu, Inc.*	17	$647
BigCommerce Holdings, Inc.*	18	637
TTEC Holdings, Inc.	7	634
Impinj, Inc.*	7	621
Grid Dynamics Holdings, Inc.*	16	608
Avaya Holdings Corp.*	30	594
Schrodinger Incorporated/United States*	17	592
Bandwidth, Inc. — Class A*	8	574
JFrog Ltd.*	19	564
Donnelley Financial Solutions, Inc.*	11	519
PROS Holdings, Inc.*	15	517
Veeco Instruments, Inc.*	18	512
Ping Identity Holding Corp.*	22	503
Domo, Inc. — Class B*	10	496
Unisys Corp.*	24	494
Alpha & Omega Semiconductor Ltd.*	8	484
PAR Technology Corp.*	9	475
CTS Corp.	12	441
Porch Group, Inc.*	28	436
SMART Global Holdings, Inc.*	6	426
Pitney Bowes, Inc.	64	424
Avid Technology, Inc.*	13	423
Sumo Logic, Inc.*	31	420
Photronics, Inc.*	22	415
Alignment Healthcare, Inc.*	29	408
Yext, Inc.*	40	397
Model N, Inc.*	13	390
Sapiens International Corporation N.V.	11	379
NextGen Healthcare, Inc.*	20	356
PDF Solutions, Inc.*	11	350
CEVA, Inc.*	8	346
Desktop Metal, Inc. — Class A*	68	337
Parsons Corp.*	10	336
Conduent, Inc.*	61	326
PowerSchool Holdings, Inc. — Class A*	19	313
Agilysys, Inc.*	7	311
Ebix, Inc.	10	304
Ouster, Inc.*	57	296
Digi International, Inc.*	12	295
Consensus Cloud Solutions, Inc.*	5	289
American Software, Inc. — Class A	11	288
Mitek Systems, Inc.*	16	284
Simulations Plus, Inc.	6	284
Rackspace Technology, Inc.*	20	269
PAE, Inc.*	25	248
Diebold Nixdorf, Inc.*	26	235
Telos Corp.*	15	231
Veritone, Inc.*	10	225
OneSpan, Inc.*	13	220
Corsair Gaming, Inc.*,1	10	210
Privia Health Group, Inc.*	8	207
Alkami Technology, Inc.*	10	201
Digimarc Corp.*	5	197
Upland Software, Inc.*	11	197
BTRS Holdings, Inc. — Class A*	24	188
Cantaloupe, Inc.*	21	186
Vuzix Corp.*,1	21	182
Computer Programs and Systems, Inc.*	6	176
Inseego Corp.*,1	30	175
ON24, Inc.*	10	173
Enfusion, Inc. — Class A*	8	167
Brightcove, Inc.*	15	153
EngageSmart, Inc.*	6	145
Atomera, Inc.*	7	141
AvidXchange Holdings, Inc.*	9	136
Integral Ad Science Holding Corp.*	6	133
AXT, Inc.*	15	132
HireRight Holdings Corp.*	8	128
Sterling Check Corp.*	6	123
Tabula Rasa HealthCare, Inc.*	8	120
CoreCard Corp.*	3	116
Quantum Corp.*	21	116
Genius Brands International, Inc.*	103	108
MeridianLink, Inc.*	5	108
CS Disco, Inc.*	3	107
Intapp, Inc.*	4	101
Udemy, Inc.*	5	98
Benefitfocus, Inc.*	9	96
Instructure Holdings, Inc.*	4	96
Rimini Street, Inc.*	16	96
EverCommerce, Inc.*	6	94
EMCORE Corp.*	13	91
Smith Micro Software, Inc.*	17	84
GTY Technology Holdings, Inc.*	12	80
Rekor Systems, Inc.*	11	72
eGain Corp.*	7	70
PlayAGS, Inc.*	10	68
Castlight Health, Inc. — Class B*	44	68
DarioHealth Corp.*	5	65
SecureWorks Corp. — Class A*	4	64
Forian, Inc.*	7	63
iCAD, Inc.*	8	58
SkyWater Technology, Inc.*	3	49
Outbrain, Inc.*	3	42
Convey Health Solutions Holdings, Inc.*	5	42
Viant Technology, Inc. — Class A*	4	39
IBEX Holdings Ltd.*	3	39
StarTek, Inc.*	6	31
GreenBox POS*	7	29
Kaltura, Inc.*	6	20
NantHealth, Inc.*	10	11
Total Technology		125,586

Energy - 1.9%
Ovintiv, Inc.	96	3,235
Chesapeake Energy Corp.	38	2,452
Antero Resources Corp.*	104	1,820
PDC Energy, Inc.	36	1,756
Southwestern Energy Co.*	368	1,715
Range Resources Corp.*	87	1,551
Equitrans Midstream Corp.	149	1,541
ChampionX Corp.*	74	1,496
Matador Resources Co.	40	1,477

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Murphy Oil Corp.	53	$1,384
Denbury, Inc.*	18	1,379
SM Energy Co.	44	1,297
California Resources Corp.	30	1,281
CNX Resources Corp.*	76	1,045
Magnolia Oil & Gas Corp. — Class A	51	962
Whiting Petroleum Corp.*	14	906
Helmerich & Payne, Inc.	38	901
Oasis Petroleum, Inc.	7	882
Civitas Resources, Inc.	18	881
Sunnova Energy International, Inc.*	31	866
Callon Petroleum Co.*	17	803
Stem, Inc.*	41	778
Array Technologies, Inc.*	47	737
FuelCell Energy, Inc.*,1	134	697
Renewable Energy Group, Inc.*	16	679
SunPower Corp. — Class A*,1	29	605
Green Plains, Inc.*	17	591
Patterson-UTI Energy, Inc.	68	575
Arch Resources, Inc.	6	548
Kosmos Energy Ltd.*	148	512
Warrior Met Coal, Inc.	19	488
PBF Energy, Inc. — Class A*	35	454
Oceaneering International, Inc.*	36	407
Tellurian, Inc.*	131	403
Centennial Resource Development, Inc. — Class A*	66	395
Northern Oil and Gas, Inc.	19	391
Archrock, Inc.	49	366
Delek US Holdings, Inc.*	24	360
NOW, Inc.*	40	342
Brigham Minerals, Inc. — Class A	16	337
Liberty Oilfield Services, Inc. — Class A*	33	320
Gevo, Inc.*,1	71	304
Laredo Petroleum, Inc.*	5	301
Peabody Energy Corp.*	29	292
Bristow Group, Inc.*	9	285
DMC Global, Inc.*	7	277
CONSOL Energy, Inc.*	12	273
Comstock Resources, Inc.*	33	267
Par Pacific Holdings, Inc.*	16	264
Dril-Quip, Inc.*	13	256
US Silica Holdings, Inc.*	27	254
ProPetro Holding Corp.*	31	251
Expro Group Holdings N.V.*	17	244
Nabors Industries Ltd.*	3	243
NexTier Oilfield Solutions, Inc.*	63	224
Berry Corp.	25	211
MRC Global, Inc.*	29	199
SunCoke Energy, Inc.	30	198
TPI Composites, Inc.*	13	194
REX American Resources Corp.*	2	192
CVR Energy, Inc.	11	185
Helix Energy Solutions Group, Inc.*	52	162
Ranger Oil Corp. — Class A*	6	162
Tidewater, Inc.*	15	161
Select Energy Services, Inc. — Class A*	22	137
National Energy Services Reunited Corp.*	14	132
TETRA Technologies, Inc.*	45	128
Talos Energy, Inc.*	13	127
Crescent Energy, Inc. — Class A*	10	127
Alto Ingredients, Inc.*	26	125
Aemetis, Inc.*	10	123
Eos Energy Enterprises, Inc.*,1	16	120
Cleanspark, Inc.*	12	114
RPC, Inc.*	25	113
W&T Offshore, Inc.*	34	110
Oil States International, Inc.*	22	109
Earthstone Energy, Inc. — Class A*	9	98
Newpark Resources, Inc.*	33	97
FTS International, Inc. — Class A*	3	79
Solaris Oilfield Infrastructure, Inc. — Class A	11	72
FutureFuel Corp.	9	69
Falcon Minerals Corp.	14	68
Matrix Service Co.*	9	68
Beam Global*	3	56
Advent Technologies Holdings, Inc.*	6	42
HighPeak Energy, Inc.	2	29
Riley Exploration Permian, Inc.	1	19
Total Energy		47,176

Communications - 1.8%
Vonage Holdings Corp.*	88	1,830
Iridium Communications, Inc.*	43	1,775
Mimecast Ltd.*	22	1,751
Calix, Inc.*	20	1,599
Q2 Holdings, Inc.*	20	1,589
Perficient, Inc.*	12	1,551
Viavi Solutions, Inc.*	87	1,533
TEGNA, Inc.	81	1,503
Upwork, Inc.*	43	1,469
Cogent Communications Holdings, Inc.	16	1,171
Cargurus, Inc.*	34	1,144
Shutterstock, Inc.	9	998
Overstock.com, Inc.*	16	944
Yelp, Inc. — Class A*	26	942
iHeartMedia, Inc. — Class A*	41	863
TechTarget, Inc.*	9	861
Open Lending Corp. — Class A*	38	854
Magnite, Inc.*	47	822
InterDigital, Inc.	11	788
Maxar Technologies, Inc.	26	768
Telephone & Data Systems, Inc.	37	746
fuboTV, Inc.*	48	745
Houghton Mifflin Harcourt Co.*	46	741
Revolve Group, Inc.*	13	728
Extreme Networks, Inc.*	45	707
Liberty Latin America Ltd. — Class C*	56	638
Infinera Corp.*	66	633
Gray Television, Inc.	31	625
Stitch Fix, Inc. — Class A*	29	549
ePlus, Inc.*	10	539

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Eventbrite, Inc. — Class A*	27	$471
Shenandoah Telecommunications Co.	18	459
Sinclair Broadcast Group, Inc. — Class A	17	449
Plantronics, Inc.*	15	440
Clear Channel Outdoor Holdings, Inc.*	132	437
Clearfield, Inc.*	5	422
ADTRAN, Inc.	18	411
WideOpenWest, Inc.*	19	409
EW Scripps Co. — Class A*	21	406
Cars.com, Inc.*	25	402
Scholastic Corp.	10	400
Harmonic, Inc.*	33	388
AMC Networks, Inc. — Class A*	11	379
EchoStar Corp. — Class A*	14	369
A10 Networks, Inc.	22	365
RealReal, Inc.*	29	337
Tucows, Inc. — Class A*	4	335
QuinStreet, Inc.*	18	327
NETGEAR, Inc.*	11	321
IDT Corp. — Class B*	7	309
Gogo, Inc.*	22	298
NeoPhotonics Corp.*	19	292
Gannett Company, Inc.*	51	272
ChannelAdvisor Corp.*	11	271
Globalstar, Inc.*,1	221	256
Quotient Technology, Inc.*	32	237
HealthStream, Inc.*	9	237
Anterix, Inc.*	4	235
1-800-Flowers.com, Inc. — Class A*	10	234
Advantage Solutions, Inc.*	28	224
Liquidity Services, Inc.*	10	221
Groupon, Inc.*	9	208
Consolidated Communications Holdings, Inc.*	27	202
CarParts.com, Inc.*	18	202
Boston Omaha Corp. — Class A*	7	201
ATN International, Inc.	5	200
Stagwell, Inc.*	22	191
United States Cellular Corp.*	6	189
Liberty Latin America Ltd. — Class A*	15	175
Ooma, Inc.*	8	164
Limelight Networks, Inc.*	46	158
Ribbon Communications, Inc.*	26	157
Entravision Communications Corp. — Class A	22	149
Telesat Corp.*,1	5	143
Aviat Networks, Inc.*	4	128
MediaAlpha, Inc. — Class A*	8	123
Thryv Holdings, Inc.*	3	123
Audacy, Inc.*	43	111
EverQuote, Inc. — Class A*	7	110
Cambium Networks Corp.*	4	103
Couchbase, Inc.*	4	100
Lands’ End, Inc.*	5	98
DZS, Inc.*	6	97
CalAmp Corp.*	13	92
comScore, Inc.*	26	87
Bright Health Group, Inc.*	19	65
Preformed Line Products Co.	1	65
Solo Brands, Inc. — Class A*	4	63
Casa Systems, Inc.*	11	62
National CineMedia, Inc.	22	62
VirnetX Holding Corp.*	23	60
KVH Industries, Inc.*	6	55
CuriosityStream, Inc.*	9	53
Hemisphere Media Group, Inc.*	6	44
Fluent, Inc.*	16	32
HyreCar, Inc.*	6	28
LiveOne, Inc.*	21	27
1stdibs.com, Inc.*	2	25
Digital Media Solutions, Inc. — Class A*	2	10
Total Communications		46,181

Basic Materials - 1.4%
Balchem Corp.	12	2,023
Rogers Corp.*	7	1,911
Commercial Metals Co.	44	1,597
HB Fuller Co.	19	1,539
Sensient Technologies Corp.	15	1,501
Livent Corp.*	59	1,438
Arconic Corp.*	40	1,320
MP Materials Corp.*,1	27	1,226
Quaker Chemical Corp.	5	1,154
Cabot Corp.	20	1,124
Hecla Mining Co.	194	1,013
Tronox Holdings plc — Class A	42	1,009
Ingevity Corp.*	14	1,004
Stepan Co.	8	994
Minerals Technologies, Inc.	12	878
Innospec, Inc.	9	813
Constellium SE*	45	806
Trinseo plc	14	734
Allegheny Technologies, Inc.*	46	733
Codexis, Inc.*	22	688
Ferro Corp.*	30	655
Compass Minerals International, Inc.	12	613
Novagold Resources, Inc.*	86	590
GCP Applied Technologies, Inc.*	18	570
Kaiser Aluminum Corp.	6	564
Schnitzer Steel Industries, Inc. — Class A	10	519
Kraton Corp.*	11	510
Carpenter Technology Corp.	17	496
AdvanSix, Inc.	10	473
Coeur Mining, Inc.*	93	469
Energy Fuels, Inc.*	54	412
Orion Engineered Carbons S.A.	22	404
Amyris, Inc.*	62	335
Schweitzer-Mauduit International, Inc.	11	329
Century Aluminum Co.*	19	315
Uranium Energy Corp.*	84	281
Danimer Scientific, Inc.*	33	281
Neenah, Inc.	6	278
Hawkins, Inc.	7	276

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Glatfelter Corp.	16	$275
Verso Corp. — Class A	10	270
Koppers Holdings, Inc.*	8	250
Clearwater Paper Corp.*	6	220
Ecovyst, Inc.	19	195
Zymergen, Inc.*	29	194
American Vanguard Corp.	11	180
Gatos Silver, Inc.*	17	176
Intrepid Potash, Inc.*	4	171
Rayonier Advanced Materials, Inc.*	23	131
United States Lime & Minerals, Inc.	1	129
Kronos Worldwide, Inc.	8	120
Unifi, Inc.*	5	116
Ur-Energy, Inc.*	66	81
Oil-Dri Corporation of America	2	65
Perpetua Resources Corp.*	10	48
Valhi, Inc.	1	29
PolyMet Mining Corp.*	11	27
Marrone Bio Innovations, Inc.*	37	27
Total Basic Materials		34,579

Utilities - 1.1%
Portland General Electric Co.	33	1,746
Black Hills Corp.	23	1,623
Brookfield Infrastructure Corp. — Class A	23	1,570
Southwest Gas Holdings, Inc.	22	1,541
ONE Gas, Inc.	19	1,474
New Jersey Resources Corp.	35	1,437
PNM Resources, Inc.	31	1,414
California Water Service Group	19	1,365
Ormat Technologies, Inc.	17	1,348
American States Water Co.	13	1,345
ALLETE, Inc.	19	1,261
Spire, Inc.	18	1,174
NorthWestern Corp.	19	1,086
Clearway Energy, Inc. — Class C	30	1,081
Otter Tail Corp.	15	1,071
MGE Energy, Inc.	13	1,069
Avista Corp.	25	1,062
South Jersey Industries, Inc.	38	992
Ameresco, Inc. — Class A*	11	896
Chesapeake Utilities Corp.	6	875
Middlesex Water Co.	7	842
SJW Group	10	732
Northwest Natural Holding Co.	11	537
Clearway Energy, Inc. — Class A	13	435
Unitil Corp.	6	276
York Water Co.	5	249
Artesian Resources Corp. — Class A	3	139
Global Water Resources, Inc.	5	86
FTC Solar, Inc.*	7	53
Via Renewables, Inc.	4	46
Total Utilities		28,825

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	11	182

Total Common Stocks
(Cost $1,036,611)		1,084,668

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	7	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 25.2%
iShares Russell 2000 Index ETF[1]	1,431	318,326
Vanguard Russell 2000 ETF	3,544	318,287
Total Exchange-Traded Funds
(Cost $628,066)		636,613

MUTUAL FUNDS† - 52.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	69,506	689,495
Guggenheim Strategy Fund II2	25,676	638,809
Total Mutual Funds
(Cost $1,321,573)		1,328,304

	Face Amount
U.S. TREASURY BILLS†† - 23.7%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$591,000	590,738
0.04% due 01/06/22[4]	6,000	6,000
Total U.S. Treasury Bills
(Cost $596,777)		596,738

REPURCHASE AGREEMENTS††,5 - 30.5%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[3]	429,054	429,054
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[3]	177,444	177,444
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[3]	161,312	161,312
Total Repurchase Agreements
(Cost $767,810)		767,810

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 8.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[7]	206,089	$206,089
Total Securities Lending Collateral
(Cost $206,089)		206,089

Total Investments - 183.3%
(Cost $4,556,926)		$4,620,222
Other Assets & Liabilities, net - (83.3)%		(2,099,421)
Total Net Assets - 100.0%		$2,520,801

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	Pay	0.05% (U.S. Secured Overnight Financing Rate)	At Maturity	01/26/22	2,136	$4,796,761	$183,006
BNP Paribas	Russell 2000 Index	Pay	0.28% (Federal Funds Rate + 0.20%)	At Maturity	01/27/22	879	1,974,061	44,053
Goldman Sachs International	Russell 2000 Index	Pay	0.33% (Federal Funds Rate + 0.25%)	At Maturity	01/27/22	420	942,989	20,762
							$7,713,811	$247,821

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$1,084,668	$—	$—		$1,084,668
Rights	—	—	—	*	—
Exchange-Traded Funds	636,613	—	—		636,613
Mutual Funds	1,328,304	—	—		1,328,304
U.S. Treasury Bills	—	596,738	—		596,738
Repurchase Agreements	—	767,810	—		767,810
Securities Lending Collateral	206,089	—	—		206,089
Equity Index Swap Agreements**	—	247,821	—		247,821
Total Assets	$3,255,674	$1,612,369	$—		$4,868,043

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,822,457	$1,290,251	$(2,470,000)	$(1,579)	$(2,320)	$638,809	25,676	$15,240
Guggenheim Ultra Short Duration Fund — Institutional Class	2,832,155	8,435,090	(10,570,000)	(2,082)	(5,668)	689,495	69,506	10,180
	$4,654,612	$9,725,341	$(13,040,000)	$(3,661)	$(7,988)	$1,328,304		$25,420

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $201,027 of securities loaned (cost $2,467,543)	$2,524,108
Investments in affiliated issuers, at value (cost $1,321,573)	1,328,304
Repurchase agreements, at value (cost $767,810)	767,810
Cash	103
Unrealized appreciation on OTC swap agreements	247,821
Receivables:
Swap settlement	41,032
Fund shares sold	33,901
Dividends	3,281
Securities lending income	177
Interest	1
Total assets	4,946,538

Liabilities:
Payable for:
Fund shares redeemed	2,198,986
Return of securities lending collateral	206,089
Professional fees	9,153
Management fees	4,141
Securities purchased	2,506
Investor service fees	1,224
Transfer agent and administrative fees	1,073
Portfolio accounting fees	490
Trustees’ fees*	55
Miscellaneous	2,020
Total liabilities	2,425,737
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,520,801

Net assets consist of:
Paid in capital	$2,276,758
Total distributable earnings (loss)	244,043
Net assets	$2,520,801
Capital shares outstanding	11,733
Net asset value per share	$214.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $20)	$9,887
Dividends from securities of affiliated issuers	25,420
Interest	2,979
Income from securities lending, net	1,132
Total investment income	39,418

Expenses:
Management fees	70,554
Investor service fees	19,598
Transfer agent and administrative fees	25,768
Professional fees	10,487
Portfolio accounting fees	7,839
Trustees’ fees*	1,624
Custodian fees	1,173
Interest expense	148
Line of credit fees	43
Miscellaneous	3,803
Total expenses	141,037
Less:
Expenses reimbursed by Adviser	(2,067)
Expenses waived by Adviser	(2,782)
Total waived/reimbursed expenses	(4,849)
Net expenses	136,188
Net investment loss	(96,770)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(87,242)
Investments in affiliated issuers	(3,661)
Swap agreements	2,027,867
Futures contracts	(321,716)
Net realized gain	1,615,248
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	56,545
Investments in affiliated issuers	(7,988)
Swap agreements	293,704
Net change in unrealized appreciation (depreciation)	342,261
Net realized and unrealized gain	1,957,509
Net increase in net assets resulting from operations	$1,860,739

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(96,770)	$(50,350)
Net realized gain on investments	1,615,248	3,322,483
Net change in unrealized appreciation (depreciation) on investments	342,261	(17,488)
Net increase in net assets resulting from operations	1,860,739	3,254,645

Distributions to shareholders	(991,318)	(18,804)

Capital share transactions:
Proceeds from sale of shares	178,342,618	133,357,212
Distributions reinvested	991,318	18,804
Cost of shares redeemed	(194,196,868)	(123,972,068)
Net increase (decrease) from capital share transactions	(14,862,932)	9,403,948
Net increase (decrease) in net assets	(13,993,511)	12,639,789

Net assets:
Beginning of year	16,514,312	3,874,523
End of year	$2,520,801	$16,514,312

Capital share activity:
Shares sold	611,014	732,820
Shares issued from reinvestment of distributions	4,664	119
Shares redeemed	(664,306)	(689,066)
Net increase (decrease) in shares	(48,628)	43,873

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$273.59	$234.99	$160.46	$234.65	$192.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.44)	(2.35)	1.27	.70	(.79)
Net gain (loss) on investments (realized and unrealized)	72.57	42.01	74.31	(54.40)	50.24
Total from investment operations	69.13	39.66	75.58	(53.70)	49.45
Less distributions from:
Net investment income	—	(1.06)	(1.05)	—	—
Net realized gains	(127.87)	—	—	(20.49)	(7.72)
Total distributions	(127.87)	(1.06)	(1.05)	(20.49)	(7.72)
Net asset value, end of period	$214.85	$273.59	$234.99	$160.46	$234.65

Total Return[b]	25.77%	17.21%	47.15%	(26.21%)	26.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,521	$16,514	$3,875	$1,690	$7,040
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.23%)	0.61%	0.28%	(0.38%)
Total expenses[c]	1.80%	1.92%	1.92%	1.82%	1.80%
Net expenses[d]	1.74%	1.86%	1.86%	1.82%	1.80%
Portfolio turnover rate	701%	463%	510%	625%	525%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 19.00%, while the Russell 2000 Index returned 14.82% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Financials, Industrials, and Consumer Discretionary. The only sector to detract from return of the underlying index for the period was Health Care.

GameStop Corp. - Class A, Avis Budget Group, Inc., and Synaptics, Inc. contributed the most to performance of the underlying index for 2021. BridgeBio Pharma, Inc., Invitae Corp., and Allakos, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

110 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	10.4%
Vanguard Russell 2000 ETF	5.3%
iShares Russell 2000 Index ETF	5.2%
AMC Entertainment Holdings, Inc. — Class A	0.1%
Synaptics, Inc.	0.1%
Lattice Semiconductor Corp.	0.1%
BJ’s Wholesale Club Holdings, Inc.	0.1%
EastGroup Properties, Inc.	0.1%
Tetra Tech, Inc.	0.1%
Top Ten Total	36.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	19.00%	13.29%	16.15%
Russell 2000 Index	14.82%	12.02%	14.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 25.3%

Consumer, Non-cyclical - 6.1%
Tenet Healthcare Corp.*	72	$5,882
Avis Budget Group, Inc.*	28	5,806
Intellia Therapeutics, Inc.*	47	5,557
Biohaven Pharmaceutical Holding Company Ltd.*	38	5,237
Omnicell, Inc.*	29	5,233
Performance Food Group Co.*	103	4,727
Arrowhead Pharmaceuticals, Inc.*	69	4,575
Medpace Holdings, Inc.*	20	4,353
ASGN, Inc.*	35	4,319
Blueprint Medicines Corp.*	40	4,284
Inspire Medical Systems, Inc.*	18	4,141
Shockwave Medical, Inc.*	23	4,102
AMN Healthcare Services, Inc.*	32	3,915
Helen of Troy Ltd.*	16	3,911
Arena Pharmaceuticals, Inc.*	42	3,903
Halozyme Therapeutics, Inc.*	93	3,740
API Group Corp.*	135	3,479
Neogen Corp.*	73	3,315
Fate Therapeutics, Inc.*	55	3,218
LivaNova plc*	36	3,147
Option Care Health, Inc.*	107	3,043
Ensign Group, Inc.	36	3,023
Insperity, Inc.	25	2,953
STAAR Surgical Co.*	32	2,922
LHC Group, Inc.*	21	2,882
CONMED Corp.	20	2,835
Korn Ferry	37	2,802
Denali Therapeutics, Inc.*	62	2,765
Celsius Holdings, Inc.*	37	2,759
Pacific Biosciences of California, Inc.*	133	2,721
Alarm.com Holdings, Inc.*	32	2,714
Triton International Ltd.	45	2,710
Beam Therapeutics, Inc.*	34	2,709
Sanderson Farms, Inc.	14	2,675
TriNet Group, Inc.*	28	2,667
Herc Holdings, Inc.	17	2,661
Arvinas, Inc.*	32	2,628
NeoGenomics, Inc.*	77	2,627
Alkermes plc*	109	2,535
Intra-Cellular Therapies, Inc.*	48	2,512
HealthEquity, Inc.*	56	2,477
Twist Bioscience Corp.*	32	2,476
Cytokinetics, Inc.*	54	2,461
Simply Good Foods Co.*	58	2,411
iRhythm Technologies, Inc.*	20	2,354
Sprouts Farmers Market, Inc.*	78	2,315
Apellis Pharmaceuticals, Inc.*	48	2,269
Select Medical Holdings Corp.	75	2,205
WD-40 Co.	9	2,202
Merit Medical Systems, Inc.*	35	2,181
Progyny, Inc.*	43	2,165
Brink’s Co.	33	2,164
Rent-A-Center, Inc.	45	2,162
LiveRamp Holdings, Inc.*	45	2,158
AtriCure, Inc.*	31	2,155
Lancaster Colony Corp.	13	2,153
Marathon Digital Holdings, Inc.*,1	65	2,136
Owens & Minor, Inc.	49	2,132
Insmed, Inc.*	78	2,125
Inari Medical, Inc.*	23	2,099
Invitae Corp.*	137	2,092
Amicus Therapeutics, Inc.*	179	2,067
R1 RCM, Inc.*	81	2,065
Prestige Consumer Healthcare, Inc.*	34	2,062
EVERTEC, Inc.	41	2,049
PROG Holdings, Inc.*	45	2,030
Zentalis Pharmaceuticals, Inc.*	24	2,017
Karuna Therapeutics, Inc.*	15	1,965
Kodiak Sciences, Inc.*	23	1,950
Nevro Corp.*	24	1,946
ACADIA Pharmaceuticals, Inc.*	82	1,914
Veracyte, Inc.*	46	1,895
Graham Holdings Co. — Class B	3	1,890
Primo Water Corp.	107	1,887
Integer Holdings Corp.*	22	1,883
ABM Industries, Inc.	46	1,879
PTC Therapeutics, Inc.*	47	1,872
United Natural Foods, Inc.*	38	1,865
Coca-Cola Consolidated, Inc.	3	1,858
NuVasive, Inc.*	35	1,837
Hostess Brands, Inc.*	89	1,817
Pacira BioSciences, Inc.*	30	1,805
Haemonetics Corp.*	34	1,803
Axonics, Inc.*	31	1,736
Ortho Clinical Diagnostics Holdings plc*	81	1,733
Vir Biotechnology, Inc.*	41	1,717
Patterson Companies, Inc.	58	1,702
Edgewell Personal Care Co.	37	1,691
BioCryst Pharmaceuticals, Inc.*	121	1,676
Medifast, Inc.	8	1,675
John Wiley & Sons, Inc. — Class A	29	1,661
TG Therapeutics, Inc.*	87	1,653
J & J Snack Foods Corp.	10	1,580
Xencor, Inc.*	39	1,565
CareDx, Inc.*	34	1,546
Ligand Pharmaceuticals, Inc. — Class B*	10	1,545
Magellan Health, Inc.*	16	1,520
Turning Point Therapeutics, Inc.*	31	1,479
Myriad Genetics, Inc.*	53	1,463
Kymera Therapeutics, Inc.*	23	1,460
Relay Therapeutics, Inc.*	47	1,443
Emergent BioSolutions, Inc.*	33	1,435
Beauty Health Co.*	59	1,425
TreeHouse Foods, Inc.*	35	1,419
Covetrus, Inc.*	71	1,418
MEDNAX, Inc.*	52	1,415
Fulgent Genetics, Inc.*	14	1,408
Glaukos Corp.*	31	1,378
B&G Foods, Inc.[1]	44	1,352

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
ChemoCentryx, Inc.*	37	$1,347
Monro, Inc.	23	1,340
Central Garden & Pet Co. — Class A*	28	1,340
Recursion Pharmaceuticals, Inc. — Class A*	78	1,336
ICF International, Inc.	13	1,333
CBIZ, Inc.*	34	1,330
Lantheus Holdings, Inc.*	46	1,329
NanoString Technologies, Inc.*	31	1,309
OPKO Health, Inc.*	272	1,308
Corcept Therapeutics, Inc.*	66	1,307
Green Dot Corp. — Class A*	36	1,305
IVERIC bio, Inc.*	77	1,287
Inter Parfums, Inc.	12	1,283
Heska Corp.*	7	1,277
Riot Blockchain, Inc.*,1	57	1,273
Vericel Corp.*	32	1,258
Arcus Biosciences, Inc.*	31	1,255
CorVel Corp.*	6	1,248
Editas Medicine, Inc.*	47	1,248
Travere Therapeutics, Inc.*	40	1,242
SpringWorks Therapeutics, Inc.*	20	1,240
Bridgebio Pharma, Inc.*,1	73	1,218
Agios Pharmaceuticals, Inc.*	37	1,216
Global Blood Therapeutics, Inc.*	41	1,200
AdaptHealth Corp.*	49	1,199
Celldex Therapeutics, Inc.*	31	1,198
Coursera, Inc.*	49	1,198
Avid Bioservices, Inc.*	41	1,196
ModivCare, Inc.*	8	1,186
Prothena Corporation plc*	24	1,186
Textainer Group Holdings Ltd.	33	1,178
Surgery Partners, Inc.*	22	1,175
Ironwood Pharmaceuticals, Inc. — Class A*	99	1,154
Avanos Medical, Inc.*	33	1,144
Cassava Sciences, Inc.*,1	26	1,136
Multiplan Corp.*	256	1,134
Community Health Systems, Inc.*	85	1,131
Vector Group Ltd.	98	1,125
elf Beauty, Inc.*	33	1,096
Repay Holdings Corp.*	59	1,078
Kforce, Inc.	14	1,053
Dynavax Technologies Corp.*	73	1,027
Protagonist Therapeutics, Inc.*	30	1,026
REVOLUTION Medicines, Inc.*	40	1,007
Adtalem Global Education, Inc.*	34	1,005
ImmunoGen, Inc.*	135	1,002
Cal-Maine Foods, Inc.*	27	999
2U, Inc.*	49	983
Strategic Education, Inc.	17	983
Silk Road Medical, Inc.*	23	980
Enanta Pharmaceuticals, Inc.*	13	972
Supernus Pharmaceuticals, Inc.*	33	962
Addus HomeCare Corp.*	10	935
RadNet, Inc.*	31	933
Deluxe Corp.	29	931
Sana Biotechnology, Inc.*	59	913
Nuvation Bio, Inc.*	107	909
Stride, Inc.*	27	900
Accolade, Inc.*	34	896
Quanterix Corp.*	21	890
REGENXBIO, Inc.*	27	883
Atara Biotherapeutics, Inc.*	56	883
Crinetics Pharmaceuticals, Inc.*	31	881
Sorrento Therapeutics, Inc.*	189	879
Universal Corp.	16	879
Cerevel Therapeutics Holdings, Inc.*	27	875
Ingles Markets, Inc. — Class A	10	863
US Physical Therapy, Inc.	9	860
Cimpress plc*	12	859
MGP Ingredients, Inc.	10	850
Krystal Biotech, Inc.*	12	839
C4 Therapeutics, Inc.*	26	837
Laureate Education, Inc. — Class A	68	832
FibroGen, Inc.*	59	832
Inhibrx, Inc.*	19	830
Alector, Inc.*	40	826
Varex Imaging Corp.*	26	820
Evo Payments, Inc. — Class A*	32	819
CoreCivic, Inc.*	82	818
Andersons, Inc.	21	813
USANA Health Sciences, Inc.*	8	810
Tivity Health, Inc.*	30	793
Prometheus Biosciences, Inc.*	20	791
Senseonics Holdings, Inc.*	295	788
Revance Therapeutics, Inc.*	48	783
Cerus Corp.*	115	783
BellRing Brands, Inc. — Class A*	27	770
Anavex Life Sciences Corp.*	44	763
American Well Corp. — Class A*	125	755
Huron Consulting Group, Inc.*	15	749
MannKind Corp.*	168	734
National Beverage Corp.	16	725
Weis Markets, Inc.	11	725
Axsome Therapeutics, Inc.*	19	718
Carriage Services, Inc. — Class A	11	709
Atrion Corp.	1	705
First Advantage Corp.*	37	705
Inovio Pharmaceuticals, Inc.*	141	704
Coherus Biosciences, Inc.*	44	702
Chefs’ Warehouse, Inc.*	21	699
AngioDynamics, Inc.*	25	690
Allogene Therapeutics, Inc.*	46	686
Syndax Pharmaceuticals, Inc.*	31	679
Madrigal Pharmaceuticals, Inc.*	8	678
Cross Country Healthcare, Inc.*	24	666
Vaxcyte, Inc.*	28	666
TrueBlue, Inc.*	24	664
Morphic Holding, Inc.*	14	663
MaxCyte, Inc.*	65	662
MacroGenics, Inc.*	41	658

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
LeMaitre Vascular, Inc.	13	$653
iTeos Therapeutics, Inc.*	14	652
Brookdale Senior Living, Inc. — Class A*	126	650
Keros Therapeutics, Inc.*	11	644
Castle Biosciences, Inc.*	15	643
Harmony Biosciences Holdings, Inc.*	15	640
Seer, Inc.*	28	639
Fresh Del Monte Produce, Inc.	23	635
Intersect ENT, Inc.*	23	628
Utz Brands, Inc.	39	622
SpartanNash Co.	24	618
Avidity Biosciences, Inc.*	26	618
Zogenix, Inc.*	38	618
Instil Bio, Inc.*	36	616
National Healthcare Corp.	9	611
Rocket Pharmaceuticals, Inc.*	28	611
Nurix Therapeutics, Inc.*	21	608
Sangamo Therapeutics, Inc.*	81	607
Vivint Smart Home, Inc.*	62	606
Kura Oncology, Inc.*	43	602
Berkeley Lights, Inc.*	33	600
Viad Corp.*	14	599
Arlo Technologies, Inc.*	57	598
Meridian Bioscience, Inc.*	29	592
Joint Corp.*	9	591
Endo International plc*	156	587
Amphastar Pharmaceuticals, Inc.*	25	582
WW International, Inc.*	36	581
Vanda Pharmaceuticals, Inc.*	37	581
Pulmonx Corp.*	18	577
Heron Therapeutics, Inc.*	63	575
Bionano Genomics, Inc.*	192	574
Ocugen, Inc.*,1	126	573
Triple-S Management Corp. — Class B*	16	571
Quanex Building Products Corp.	23	570
Heidrick & Struggles International, Inc.	13	569
Perdoceo Education Corp.*	48	564
Butterfly Network, Inc.*	84	562
Duckhorn Portfolio, Inc.*	24	560
RAPT Therapeutics, Inc.*	15	551
Alphatec Holdings, Inc.*	48	549
Natus Medical, Inc.*	23	546
Aaron’s Company, Inc.	22	542
Replimune Group, Inc.*	20	542
John B Sanfilippo & Son, Inc.	6	541
RR Donnelley & Sons Co.*	48	540
OrthoPediatrics Corp.*	9	539
CryoLife, Inc.*	26	529
ACCO Brands Corp.	64	529
Ideaya Biosciences, Inc.*	22	520
Arcturus Therapeutics Holdings, Inc.*	14	518
ViewRay, Inc.*	94	518
Innoviva, Inc.*	30	518
Aclaris Therapeutics, Inc.*	35	509
Calavo Growers, Inc.	12	509
Vaxart, Inc.*,1	81	508
Cardiovascular Systems, Inc.*	27	507
Reata Pharmaceuticals, Inc. — Class A*	19	501
Tattooed Chef, Inc.*	32	497
Cutera, Inc.*	12	496
SI-BONE, Inc.*	22	489
MoneyGram International, Inc.*	61	481
Gossamer Bio, Inc.*	42	475
MeiraGTx Holdings plc*	20	475
Scholar Rock Holding Corp.*	19	472
Hanger, Inc.*	26	471
Forrester Research, Inc.*	8	470
CRA International, Inc.	5	467
Transcat, Inc.*	5	462
Honest Company, Inc.*	57	461
Bluebird Bio, Inc.*	46	460
MiMedx Group, Inc.*	76	459
Agenus, Inc.*	141	454
Theravance Biopharma, Inc.*	41	453
AnaptysBio, Inc.*	13	452
SP Plus Corp.*	16	452
Collegium Pharmaceutical, Inc.*	24	448
Catalyst Pharmaceuticals, Inc.*	66	447
Sutro Biopharma, Inc.*	30	446
Inogen, Inc.*	13	442
Affimed N.V.*	79	436
Praxis Precision Medicines, Inc.*	22	433
Surmodics, Inc.*	9	433
OraSure Technologies, Inc.*	49	426
PMV Pharmaceuticals, Inc.*	18	416
National Research Corp. — Class A	10	415
PetIQ, Inc.*	18	409
Eagle Pharmaceuticals, Inc.*	8	407
Antares Pharma, Inc.*	114	407
Verve Therapeutics, Inc.*	11	406
Orthofix Medical, Inc.*	13	404
Kelly Services, Inc. — Class A	24	403
Tootsie Roll Industries, Inc.	11	399
Edgewise Therapeutics, Inc.*	26	397
BrightView Holdings, Inc.*	28	394
Arcutis Biotherapeutics, Inc.*	19	394
Atea Pharmaceuticals, Inc.*	44	393
Cass Information Systems, Inc.	10	393
Mission Produce, Inc.*	25	392
Pennant Group, Inc.*	17	392
Seres Therapeutics, Inc.*	47	392
Y-mAbs Therapeutics, Inc.*	24	389
Design Therapeutics, Inc.*	18	385
Kezar Life Sciences, Inc.*	23	385
2seventy bio, Inc.*	15	384
Akero Therapeutics, Inc.*	18	381
Inotiv, Inc.*	9	379
Turning Point Brands, Inc.	10	378
Chinook Therapeutics, Inc.*	23	375
Resources Connection, Inc.	21	375
Treace Medical Concepts, Inc.*	20	373
NGM Biopharmaceuticals, Inc.*	21	372

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Franklin Covey Co.*	8	$371
Agiliti, Inc.*	16	371
Central Garden & Pet Co.*	7	368
Vectrus, Inc.*	8	366
Cara Therapeutics, Inc.*	30	365
Ocular Therapeutix, Inc.*	52	362
Gritstone bio, Inc.*	28	360
Anika Therapeutics, Inc.*	10	358
Personalis, Inc.*	25	357
Paya Holdings, Inc.*	56	355
Kronos Bio, Inc.*	26	353
Hackett Group, Inc.	17	349
Barrett Business Services, Inc.	5	345
TransMedics Group, Inc.*	18	345
22nd Century Group, Inc.*	110	340
Ennis, Inc.	17	332
Vapotherm, Inc.*	16	331
Forma Therapeutics Holdings, Inc.*	23	327
Mind Medicine MindMed, Inc.*	237	327
Apria, Inc.*	10	326
Amneal Pharmaceuticals, Inc.*	68	326
ORIC Pharmaceuticals, Inc.*	22	323
ANI Pharmaceuticals, Inc.*	7	323
Chimerix, Inc.*	50	322
Kinnate Biopharma, Inc.*	18	319
Fulcrum Therapeutics, Inc.*	18	318
Karyopharm Therapeutics, Inc.*	49	315
Stoke Therapeutics, Inc.*	13	312
Intercept Pharmaceuticals, Inc.*	19	310
Rigel Pharmaceuticals, Inc.*	116	307
4D Molecular Therapeutics, Inc.*	14	307
Vital Farms, Inc.*	17	307
Mersana Therapeutics, Inc.*	49	305
LifeStance Health Group, Inc.*	32	305
Accuray, Inc.*	63	301
Rubius Therapeutics, Inc.*	31	300
Oramed Pharmaceuticals, Inc.*	21	300
SeaSpine Holdings Corp.*	22	300
Rhythm Pharmaceuticals, Inc.*	30	299
Foghorn Therapeutics, Inc.*	13	297
VBI Vaccines, Inc.*	127	297
Marinus Pharmaceuticals, Inc.*	25	297
Bioventus, Inc. — Class A*	20	290
American Public Education, Inc.*	13	289
Athira Pharma, Inc.*	22	287
Phibro Animal Health Corp. — Class A	14	286
ImmunityBio, Inc.*,1	47	286
Krispy Kreme, Inc.	15	284
Willdan Group, Inc.*	8	282
Curis, Inc.*	59	281
Cullinan Oncology, Inc.*	18	278
G1 Therapeutics, Inc.*,1	27	276
Phathom Pharmaceuticals, Inc.*	14	275
Apyx Medical Corp.*	21	269
Akebia Therapeutics, Inc.*	119	269
DermTech, Inc.*	17	269
Whole Earth Brands, Inc.*	25	269
Tejon Ranch Co.*	14	267
Deciphera Pharmaceuticals, Inc.*	27	264
Omeros Corp.*	41	264
BioLife Solutions, Inc.*	7	261
Veru, Inc.*	44	259
Allovir, Inc.*	20	259
ALX Oncology Holdings, Inc.*	12	258
VistaGen Therapeutics, Inc.*	132	257
Albireo Pharma, Inc.*	11	256
Spero Therapeutics, Inc.*	16	256
Precision BioSciences, Inc.*	34	252
Geron Corp.*	205	250
SIGA Technologies, Inc.*	33	248
Custom Truck One Source, Inc.*	31	248
Relmada Therapeutics, Inc.*	11	248
Tactile Systems Technology, Inc.*	13	247
Altimmune, Inc.*	27	247
Adicet Bio, Inc.*	14	245
Bioxcel Therapeutics, Inc.*	12	244
Axogen, Inc.*	26	244
Annexon, Inc.*	21	241
Precigen, Inc.*	65	241
Organogenesis Holdings, Inc.*	26	240
Verastem, Inc.*	117	240
Ikena Oncology, Inc.*	19	238
Dyne Therapeutics, Inc.*	20	238
Applied Molecular Transport, Inc.*	17	238
Cue Biopharma, Inc.*	21	238
Kiniksa Pharmaceuticals Ltd. — Class A*	20	235
Allakos, Inc.*	24	235
Immunovant, Inc.*	27	230
DICE Therapeutics, Inc.*	9	228
Radius Health, Inc.*	32	221
Erasca, Inc.*	14	218
Viking Therapeutics, Inc.*	47	216
Pliant Therapeutics, Inc.*	16	216
BioAtla, Inc.*	11	216
Cogent Biosciences, Inc.*	25	214
Werewolf Therapeutics, Inc.*	18	214
Talaris Therapeutics, Inc.*	14	214
Arbutus Biopharma Corp.*	55	214
Provention Bio, Inc.*	38	214
European Wax Center, Inc. — Class A*	7	212
Generation Bio Co.*	30	212
HF Foods Group, Inc.*	25	211
Stereotaxis, Inc.*	34	211
Clovis Oncology, Inc.*	77	209
Lineage Cell Therapeutics, Inc.*	85	208
Icosavax, Inc.*	9	206
InfuSystem Holdings, Inc.*	12	204
Avita Medical, Inc.*	17	204
Aerie Pharmaceuticals, Inc.*	29	204
Selecta Biosciences, Inc.*	62	202
Utah Medical Products, Inc.*	2	200
Landec Corp.*	18	200

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Aveanna Healthcare Holdings, Inc.*	27	$200
MEI Pharma, Inc.*	74	198
Caribou Biosciences, Inc.*	13	196
BioDelivery Sciences International, Inc.*	63	195
Seneca Foods Corp. — Class A*	4	192
CytomX Therapeutics, Inc.*	44	191
Harvard Bioscience, Inc.*	27	190
Alta Equipment Group, Inc.*	13	190
AppHarvest, Inc.*	48	187
KalVista Pharmaceuticals, Inc.*	14	185
iRadimed Corp.*	4	185
Jounce Therapeutics, Inc.*	22	184
Lexicon Pharmaceuticals, Inc.*	46	181
Cytek Biosciences, Inc.*	11	180
Janux Therapeutics, Inc.*	9	178
ShotSpotter, Inc.*	6	177
Cortexyme, Inc.*	14	177
Asensus Surgical, Inc.*	159	176
Taysha Gene Therapies, Inc.*	15	175
EyePoint Pharmaceuticals, Inc.*	14	171
Tenaya Therapeutics, Inc.*	9	171
CEL-SCI Corp.*,1	24	170
Acacia Research Corp.*	33	169
Aligos Therapeutics, Inc.*	14	166
Imago Biosciences, Inc.*	7	166
KemPharm, Inc.*	19	165
Limoneira Co.	11	165
Remitly Global, Inc.*	8	165
Monte Rosa Therapeutics, Inc.*	8	163
Olema Pharmaceuticals, Inc.*	17	159
Cymabay Therapeutics, Inc.*	47	159
Passage Bio, Inc.*	25	159
Cardiff Oncology, Inc.*	26	156
ZIOPHARM Oncology, Inc.*	143	156
Nkarta, Inc.*	10	153
Shattuck Labs, Inc.*	18	153
Epizyme, Inc.*	61	152
Durect Corp.*	154	152
Vor BioPharma, Inc.*	13	151
9 Meters Biopharma, Inc.*	152	149
Nature’s Sunshine Products, Inc.	8	148
IGM Biosciences, Inc.*	5	147
Oyster Point Pharma, Inc.*	8	146
ClearPoint Neuro, Inc.*	13	146
Paratek Pharmaceuticals, Inc.*	32	144
Evolus, Inc.*	22	143
Sientra, Inc.*	39	143
SQZ Biotechnologies Co.*	16	143
Spectrum Pharmaceuticals, Inc.*	111	141
Village Super Market, Inc. — Class A	6	140
Ventyx Biosciences, Inc.*	7	139
Quotient Ltd.*	53	137
Graphite Bio, Inc.*	11	137
Poseida Therapeutics, Inc.*	20	136
Akouos, Inc.*	16	136
Infinity Pharmaceuticals, Inc.*	60	135
Tarsus Pharmaceuticals, Inc.*	6	135
Day One Biopharmaceuticals, Inc.*	8	135
Cue Health, Inc.*	10	134
Vera Therapeutics, Inc.*	5	134
Pulse Biosciences, Inc.*	9	133
Nuvalent, Inc. — Class A*	7	133
Aeglea BioTherapeutics, Inc.*	28	133
Aldeyra Therapeutics, Inc.*	33	132
Zynex, Inc.	13	130
Atossa Therapeutics, Inc.*	80	128
Evelo Biosciences, Inc.*	21	127
Syros Pharmaceuticals, Inc.*	39	127
Century Therapeutics, Inc.*	8	127
Athersys, Inc.*	140	126
Viemed Healthcare, Inc.*	24	125
PROCEPT BioRobotics Corp.*	5	125
Immunic, Inc.*	13	124
Lyell Immunopharma, Inc.*	16	124
UroGen Pharma Ltd.*	13	124
Codiak Biosciences, Inc.*	11	123
Fortress Biotech, Inc.*	49	123
PAVmed, Inc.*	49	121
ChromaDex Corp.*	32	120
Citius Pharmaceuticals, Inc.*	77	119
CorMedix, Inc.*	26	118
CytoSorbents Corp.*	28	117
Nathan’s Famous, Inc.	2	117
Neoleukin Therapeutics, Inc.*	24	116
Humanigen, Inc.*	31	115
Accelerate Diagnostics, Inc.*	22	115
Surface Oncology, Inc.*	24	115
Eiger BioPharmaceuticals, Inc.*	22	114
Frequency Therapeutics, Inc.*	22	113
Tyra Biosciences, Inc.*	8	113
XBiotech, Inc.	10	111
Alpine Immune Sciences, Inc.*	8	111
Sesen Bio, Inc.*	135	110
Seelos Therapeutics, Inc.*	67	109
Applied Therapeutics, Inc.*	12	107
Homology Medicines, Inc.*	29	106
Adverum Biotechnologies, Inc.*	59	104
Entrada Therapeutics, Inc.*	6	103
Alpha Teknova, Inc.*	5	102
Adagio Therapeutics, Inc.*	14	102
Avrobio, Inc.*	26	100
Harpoon Therapeutics, Inc.*	13	98
Molecular Templates, Inc.*	25	98
TCR2 Therapeutics, Inc.*	21	98
Immuneering Corp. — Class A*	6	97
NewAge, Inc.*	92	95
TherapeuticsMD, Inc.*	266	95
Silverback Therapeutics, Inc.*	14	93
Singular Genomics Systems, Inc.*	8	92
Celcuity, Inc.*	7	92
Vincerx Pharma, Inc.*	9	92
89bio, Inc.*	7	91

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Viracta Therapeutics, Inc.*	25	$91
Esperion Therapeutics, Inc.*	18	90
Oncocyte Corp.*	41	89
Magenta Therapeutics, Inc.*	20	89
Aspira Women’s Health, Inc.*	50	88
Tonix Pharmaceuticals Holding Corp.*	246	88
Prelude Therapeutics, Inc.*	7	87
Natural Grocers by Vitamin Cottage, Inc.	6	85
Black Diamond Therapeutics, Inc.*	16	85
XOMA Corp.*	4	83
Brooklyn ImmunoTherapeutics, Inc.*	20	83
Retractable Technologies, Inc.*	12	83
Outlook Therapeutics, Inc.*	61	83
Aerovate Therapeutics, Inc.*	7	83
Verrica Pharmaceuticals, Inc.*	9	82
WaVe Life Sciences Ltd.*	26	82
Exagen, Inc.*	7	81
Sensei Biotherapeutics, Inc.*	14	81
iBio, Inc.*	147	81
Athenex, Inc.*	59	80
Bolt Biotherapeutics, Inc.*	16	78
Mustang Bio, Inc.*	47	78
Akoya Biosciences, Inc.*	5	77
Neuronetics, Inc.*	17	76
Ampio Pharmaceuticals, Inc.*	133	76
AquaBounty Technologies, Inc.*	36	76
Absci Corp.*	9	74
Oncorus, Inc.*	14	74
CVRx, Inc.*	6	73
Greenwich Lifesciences, Inc.*	3	73
Solid Biosciences, Inc.*	41	72
Cyteir Therapeutics, Inc.*	6	68
Inozyme Pharma, Inc.*	10	68
Oncternal Therapeutics, Inc.*	30	68
Beyondspring, Inc.*	15	68
RxSight, Inc.*	6	68
Puma Biotechnology, Inc.*	22	67
Eargo, Inc.*	13	66
Ardelyx, Inc.*	60	66
Trevena, Inc.*	111	65
Rain Therapeutics, Inc.*	5	64
Terns Pharmaceuticals, Inc.*	9	64
Emerald Holding, Inc.*	16	64
Invacare Corp.*	23	63
Avalo Therapeutics, Inc.*	36	61
HireQuest, Inc.	3	61
Innovage Holding Corp.*	12	60
Revlon, Inc. — Class A*	5	57
Omega Therapeutics, Inc.*	5	57
NexImmune, Inc.*	12	55
Atreca, Inc. — Class A*	18	55
Cadiz, Inc.*	14	54
Codex DNA, Inc.*	5	54
Clene, Inc.*	13	53
Rapid Micro Biosystems, Inc. — Class A*	5	53
SOC Telemed, Inc.*	41	53
Eliem Therapeutics, Inc.*	5	52
Laird Superfood, Inc.*	4	52
NeuroPace, Inc.*	5	50
StoneMor, Inc.*	22	50
Finch Therapeutics Group, Inc.*	5	50
Priority Technology Holdings, Inc.*	7	50
Zevia PBC — Class A*	7	49
Summit Therapeutics, Inc.*	18	48
Rallybio Corp.*	5	48
Acumen Pharmaceuticals, Inc.*	7	47
Biomea Fusion, Inc.*	6	45
Acutus Medical, Inc.*	13	44
Gemini Therapeutics, Inc.*	15	44
Angion Biomedica Corp.*	15	43
Biodesix, Inc.*	8	42
Talis Biomedical Corp.*	10	40
Kala Pharmaceuticals, Inc.*	33	40
Ontrak, Inc.*	6	38
GT Biopharma, Inc.*	12	37
Impel Neuropharma, Inc.*	4	35
Reneo Pharmaceuticals, Inc.*	4	34
Portage Biotech, Inc.*	3	32
Mirum Pharmaceuticals, Inc.*	2	32
Kaleido Biosciences, Inc.*	13	31
Hookipa Pharma, Inc.*	13	30
Sigilon Therapeutics, Inc.*	10	28
Spruce Biosciences, Inc.*	6	27
Sera Prognostics, Inc. — Class A*	3	21
Team, Inc.*	18	20
Forte Biosciences, Inc.*	8	17
Landos Biopharma, Inc.*	3	14
Greenlane Holdings, Inc. — Class A*	11	10
Total Consumer, Non-cyclical		486,655

Financial - 5.9%
EastGroup Properties, Inc. REIT	27	6,152
STAG Industrial, Inc. REIT	119	5,707
First Financial Bankshares, Inc.	89	4,525
Terreno Realty Corp. REIT	50	4,265
Glacier Bancorp, Inc.	75	4,252
Innovative Industrial Properties, Inc. REIT	16	4,207
SouthState Corp.	48	3,845
National Storage Affiliates Trust REIT	55	3,806
Cadence Bank	127	3,783
Valley National Bancorp	273	3,754
Houlihan Lokey, Inc.	35	3,623
CIT Group, Inc.	68	3,491
Trupanion, Inc.*	26	3,433
Essent Group Ltd.	75	3,415
Ryman Hospitality Properties, Inc. REIT*	37	3,403
Selective Insurance Group, Inc.	41	3,360
Kinsale Capital Group, Inc.	14	3,330
Agree Realty Corp. REIT	46	3,283
Blackstone Mortgage Trust, Inc. — Class A REIT	107	3,276
United Bankshares, Inc.	89	3,229
Kite Realty Group Trust REIT	147	3,202

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
UMB Financial Corp.	30	$3,183
Healthcare Realty Trust, Inc. REIT	99	3,132
RLI Corp.	27	3,027
Walker & Dunlop, Inc.	20	3,018
Hancock Whitney Corp.	59	2,951
LXP Industrial Trust REIT	187	2,921
ServisFirst Bancshares, Inc.	34	2,888
Silvergate Capital Corp. — Class A*	19	2,816
Physicians Realty Trust REIT	147	2,768
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	52	2,762
DigitalBridge Group, Inc. REIT*	331	2,757
PotlatchDeltic Corp. REIT	45	2,710
Community Bank System, Inc.	36	2,681
Outfront Media, Inc. REIT	99	2,655
Redfin Corp.*	69	2,649
Moelis & Co. — Class A	42	2,625
Broadstone Net Lease, Inc. REIT	105	2,606
PS Business Parks, Inc. REIT	14	2,578
Pacific Premier Bancorp, Inc.	64	2,562
Radian Group, Inc.	121	2,557
BankUnited, Inc.	60	2,539
Home BancShares, Inc.	104	2,532
Macerich Co. REIT	146	2,523
Focus Financial Partners, Inc. — Class A*	41	2,449
Independent Bank Corp.	30	2,446
Federated Hermes, Inc. — Class B	65	2,443
Chimera Investment Corp. REIT	161	2,428
Hamilton Lane, Inc. — Class A	23	2,383
Investors Bancorp, Inc.	156	2,363
Eastern Bankshares, Inc.	117	2,360
Apple Hospitality REIT, Inc.	146	2,358
Associated Banc-Corp.	103	2,327
Essential Properties Realty Trust, Inc. REIT	80	2,306
Simmons First National Corp. — Class A	77	2,278
Navient Corp.	107	2,271
Ameris Bancorp	45	2,236
Cathay General Bancorp	51	2,192
Axos Financial, Inc.*	39	2,181
American Equity Investment Life Holding Co.	56	2,180
Corporate Office Properties Trust REIT	77	2,154
Piper Sandler Cos.	12	2,142
United Community Banks, Inc.	59	2,120
Cushman & Wakefield plc*	95	2,113
Texas Capital Bancshares, Inc.*	35	2,109
Equity Commonwealth REIT*	80	2,072
Old National Bancorp	113	2,048
Sabra Health Care REIT, Inc.	150	2,031
Pebblebrook Hotel Trust REIT	89	1,991
Enstar Group Ltd.*	8	1,981
CNO Financial Group, Inc.	83	1,979
Kennedy-Wilson Holdings, Inc.	82	1,958
Atlantic Union Bankshares Corp.	52	1,939
First BanCorp	140	1,929
Newmark Group, Inc. — Class A	102	1,907
Artisan Partners Asset Management, Inc. — Class A	40	1,906
Triumph Bancorp, Inc.*	16	1,905
CVB Financial Corp.	88	1,884
Independent Bank Group, Inc.	26	1,876
SITE Centers Corp. REIT	118	1,868
Uniti Group, Inc. REIT	133	1,863
Independence Realty Trust, Inc. REIT	72	1,860
Fulton Financial Corp.	108	1,836
Live Oak Bancshares, Inc.	21	1,833
Mr Cooper Group, Inc.*	42	1,748
Sunstone Hotel Investors, Inc. REIT*	148	1,736
Columbia Banking System, Inc.	53	1,734
Flagstar Bancorp, Inc.	36	1,726
National Health Investors, Inc. REIT	30	1,724
Arbor Realty Trust, Inc. REIT	93	1,704
LendingClub Corp.*	67	1,620
WSFS Financial Corp.	32	1,604
Flywire Corp.*,1	42	1,599
First Midwest Bancorp, Inc.	78	1,597
Retail Opportunity Investments Corp. REIT	81	1,588
First Financial Bancorp	65	1,585
RLJ Lodging Trust REIT	113	1,574
Cohen & Steers, Inc.	17	1,573
International Bancshares Corp.	37	1,568
Piedmont Office Realty Trust, Inc. — Class A REIT	85	1,562
Goosehead Insurance, Inc. — Class A	12	1,561
Brandywine Realty Trust REIT	116	1,557
PRA Group, Inc.*	31	1,557
First Merchants Corp.	37	1,550
Sandy Spring Bancorp, Inc.	32	1,539
Washington Federal, Inc.	46	1,535
PennyMac Financial Services, Inc.	22	1,535
Four Corners Property Trust, Inc. REIT	52	1,529
Hilltop Holdings, Inc.	43	1,511
CareTrust REIT, Inc.	66	1,507
WesBanco, Inc.	43	1,505
Urban Edge Properties REIT	79	1,501
Washington Real Estate Investment Trust	58	1,499
Virtus Investment Partners, Inc.	5	1,485
Banner Corp.	24	1,456
TowneBank	46	1,453
eXp World Holdings, Inc.	43	1,449
Renasant Corp.	38	1,442
Stewart Information Services Corp.	18	1,435
Xenia Hotels & Resorts, Inc. REIT*	78	1,413
Genworth Financial, Inc. — Class A*	346	1,401
MFA Financial, Inc. REIT	302	1,377
DiamondRock Hospitality Co. REIT*	143	1,374
Park National Corp.	10	1,373
Heartland Financial USA, Inc.	27	1,366
Monmouth Real Estate Investment Corp. REIT	65	1,366
Trustmark Corp.	42	1,363
Lakeland Financial Corp.	17	1,362

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Tanger Factory Outlet Centers, Inc. REIT	70	$1,350
Two Harbors Investment Corp. REIT	232	1,339
Realogy Holdings Corp.*	79	1,328
Seacoast Banking Corporation of Florida	37	1,309
Customers Bancorp, Inc.*	20	1,307
Easterly Government Properties, Inc. REIT	57	1,306
Encore Capital Group, Inc.*	21	1,304
Bank of NT Butterfield & Son Ltd.	34	1,296
Great Western Bancorp, Inc.	38	1,290
Acadia Realty Trust REIT	59	1,288
McGrath RentCorp	16	1,284
Eagle Bancorp, Inc.	22	1,283
Argo Group International Holdings Ltd.	22	1,278
American Assets Trust, Inc. REIT	34	1,276
Veritex Holdings, Inc.	32	1,273
Apollo Commercial Real Estate Finance, Inc. REIT	96	1,263
Provident Financial Services, Inc.	52	1,259
NexPoint Residential Trust, Inc. REIT	15	1,257
Meta Financial Group, Inc.	21	1,253
NMI Holdings, Inc. — Class A*	57	1,245
B. Riley Financial, Inc.	14	1,244
Alexander & Baldwin, Inc. REIT	49	1,229
iStar, Inc. REIT[1]	47	1,214
St. Joe Co.	23	1,197
Hope Bancorp, Inc.	81	1,191
PJT Partners, Inc. — Class A	16	1,185
Northwest Bancshares, Inc.	83	1,175
Nelnet, Inc. — Class A	12	1,172
StepStone Group, Inc. — Class A	28	1,164
PennyMac Mortgage Investment Trust REIT	67	1,161
BRP Group, Inc. — Class A*	32	1,156
First Interstate BancSystem, Inc. — Class A	28	1,139
Enterprise Financial Services Corp.	24	1,130
Safehold, Inc. REIT	14	1,118
NBT Bancorp, Inc.	29	1,117
Centerspace REIT	10	1,109
Veris Residential, Inc. REIT*	60	1,103
Industrial Logistics Properties Trust REIT	44	1,102
Palomar Holdings, Inc.*	17	1,101
Horace Mann Educators Corp.	28	1,084
Paramount Group, Inc. REIT	127	1,059
Global Net Lease, Inc. REIT	69	1,054
First Bancorp	23	1,052
BGC Partners, Inc. — Class A	226	1,051
First Commonwealth Financial Corp.	65	1,046
Westamerica BanCorp	18	1,039
Enova International, Inc.*	25	1,024
Brightsphere Investment Group, Inc.	40	1,024
Stock Yards Bancorp, Inc.	16	1,022
Redwood Trust, Inc. REIT	77	1,016
Capitol Federal Financial, Inc.	89	1,008
FB Financial Corp.	23	1,008
Service Properties Trust REIT	112	985
LendingTree, Inc.*	8	981
New York Mortgage Trust, Inc. REIT	259	963
First Busey Corp.	35	949
American National Group, Inc.	5	944
Berkshire Hills Bancorp, Inc.	33	938
ProAssurance Corp.	37	936
OFG Bancorp	35	930
Ladder Capital Corp. — Class A REIT	77	923
LTC Properties, Inc. REIT	27	922
Bancorp, Inc.*	36	911
OceanFirst Financial Corp.	40	888
National Bank Holdings Corp. — Class A	20	879
Southside Bancshares, Inc.	21	878
Getty Realty Corp. REIT	27	866
Empire State Realty Trust, Inc. — Class A REIT	97	863
Safety Insurance Group, Inc.	10	850
BancFirst Corp.	12	847
Dime Community Bancshares, Inc.	24	844
Brookline Bancorp, Inc.	52	842
Tompkins Financial Corp.	10	836
Broadmark Realty Capital, Inc. REIT	88	830
Selectquote, Inc.*	91	824
Marcus & Millichap, Inc.*	16	823
Office Properties Income Trust REIT	33	820
S&T Bancorp, Inc.	26	820
City Holding Co.	10	818
ConnectOne Bancorp, Inc.	25	818
TriCo Bancshares	19	816
UMH Properties, Inc. REIT	29	793
Apartment Investment and Management Co. — Class A REIT*	102	787
Employers Holdings, Inc.	19	786
Premier Financial Corp.	25	773
Community Healthcare Trust, Inc. REIT	16	756
Metropolitan Bank Holding Corp.*	7	746
Farmer Mac — Class C	6	744
American Finance Trust, Inc. REIT	81	740
World Acceptance Corp.*	3	736
RPT Realty REIT	55	736
HomeStreet, Inc.	14	728
Global Medical REIT, Inc.	41	728
Banc of California, Inc.	37	726
James River Group Holdings Ltd.	25	720
AMERISAFE, Inc.	13	700
Summit Hotel Properties, Inc. REIT*	71	693
Nicolet Bankshares, Inc.*	8	686
Cowen, Inc. — Class A	19	686
Washington Trust Bancorp, Inc.	12	676
Gladstone Land Corp. REIT	20	675
StoneX Group, Inc.*	11	674
First Foundation, Inc.	27	671
German American Bancorp, Inc.	17	663
Kearny Financial Corp.	50	662
Preferred Bank/Los Angeles CA	9	646
Gladstone Commercial Corp. REIT	25	644
Radius Global Infrastructure, Inc. — Class A*	40	644

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Origin Bancorp, Inc.	15	$644
Plymouth Industrial REIT, Inc.	20	640
Preferred Apartment Communities, Inc. — Class A REIT	35	632
Lakeland Bancorp, Inc.	33	627
Armada Hoffler Properties, Inc. REIT	41	624
Amerant Bancorp, Inc.	18	622
State Auto Financial Corp.	12	620
GEO Group, Inc. REIT*,1	80	620
NETSTREIT Corp. REIT	27	618
Ready Capital Corp. REIT	39	610
TriState Capital Holdings, Inc.*	20	605
Horizon Bancorp, Inc.	29	605
Univest Financial Corp.	20	598
1st Source Corp.	12	595
BrightSpire Capital, Inc. REIT	58	595
Heritage Financial Corp.	24	587
Bryn Mawr Bank Corp.	13	585
City Office REIT, Inc.	29	572
Blucora, Inc.*	33	572
Douglas Elliman, Inc.*	49	564
Columbia Financial, Inc.*	27	563
WisdomTree Investments, Inc.	92	563
QCR Holdings, Inc.	10	560
Invesco Mortgage Capital, Inc. REIT	199	553
ARMOUR Residential REIT, Inc.	56	549
Allegiance Bancshares, Inc.	13	549
Ellington Financial, Inc. REIT	32	547
Peoples Bancorp, Inc.	17	541
First Bancshares, Inc.	14	541
Universal Health Realty Income Trust REIT	9	535
Central Pacific Financial Corp.	19	535
MBIA, Inc.*	33	521
TPG RE Finance Trust, Inc. REIT	41	505
HarborOne Bancorp, Inc.	34	505
Northfield Bancorp, Inc.	31	501
Diversified Healthcare Trust REIT	162	501
CrossFirst Bankshares, Inc.*	32	500
Ambac Financial Group, Inc.*	31	498
Hanmi Financial Corp.	21	497
SiriusPoint Ltd.*	60	488
Flushing Financial Corp.	20	486
Camden National Corp.	10	482
Community Trust Bancorp, Inc.	11	480
Heritage Commerce Corp.	40	478
First Mid Bancshares, Inc.	11	471
Cambridge Bancorp	5	468
Byline Bancorp, Inc.	17	465
KKR Real Estate Finance Trust, Inc. REIT	22	458
Chatham Lodging Trust REIT*	33	453
Ares Commercial Real Estate Corp. REIT	30	436
eHealth, Inc.*	17	433
Granite Point Mortgage Trust, Inc. REIT	37	433
TrustCo Bank Corporation NY	13	433
Phillips Edison & Company, Inc. REIT	13	430
National Western Life Group, Inc. — Class A	2	429
Urstadt Biddle Properties, Inc. — Class A REIT	20	426
Peapack-Gladstone Financial Corp.	12	425
Saul Centers, Inc. REIT	8	424
CorePoint Lodging, Inc. REIT*	27	424
Hingham Institution For Savings The	1	420
Franklin Street Properties Corp. REIT	70	417
Great Southern Bancorp, Inc.	7	415
Bank of Marin Bancorp	11	410
First Community Bankshares, Inc.	12	401
RE/MAX Holdings, Inc. — Class A	13	396
Diamond Hill Investment Group, Inc.	2	388
One Liberty Properties, Inc. REIT	11	388
Mercantile Bank Corp.	11	385
Dynex Capital, Inc. REIT	23	384
Orchid Island Capital, Inc. REIT	84	378
CBTX, Inc.	13	377
Atlantic Capital Bancshares, Inc.*	13	374
Midland States Bancorp, Inc.	15	372
Business First Bancshares, Inc.	13	368
First Financial Corp.	8	362
Bank First Corp.	5	361
Metrocity Bankshares, Inc.	13	358
Reliant Bancorp, Inc.	10	355
International Money Express, Inc.*	22	351
Financial Institutions, Inc.	11	350
RMR Group, Inc. — Class A	10	347
First of Long Island Corp.	16	345
I3 Verticals, Inc. — Class A*	15	342
West BanCorp, Inc.	11	342
Independent Bank Corp.	14	334
HCI Group, Inc.	4	334
Farmers National Banc Corp.	18	334
Seritage Growth Properties REIT*	25	332
Merchants Bancorp	7	331
Waterstone Financial, Inc.	15	328
United Fire Group, Inc.	14	325
MidWestOne Financial Group, Inc.	10	324
Sculptor Capital Management, Inc.	15	320
Mid Penn Bancorp, Inc.	10	317
Arrow Financial Corp.	9	317
AssetMark Financial Holdings, Inc.*	12	315
Franklin BSP Realty Trust, Inc. REIT	21	314
Southern First Bancshares, Inc.*	5	312
HomeTrust Bancshares, Inc.	10	310
Universal Insurance Holdings, Inc.	18	306
Equity Bancshares, Inc. — Class A	9	305
Republic Bancorp, Inc. — Class A	6	305
GCM Grosvenor, Inc. — Class A	29	304
Whitestone REIT — Class B	30	304
Coastal Financial Corp.*	6	304
Capstar Financial Holdings, Inc.	14	294
Alerus Financial Corp.	10	293
CNB Financial Corp.	11	291
MVB Financial Corp.	7	291
Bar Harbor Bankshares	10	289
FRP Holdings, Inc.*	5	289

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
CatchMark Timber Trust, Inc. — Class A REIT	33	$287
Citizens & Northern Corp.	11	287
Regional Management Corp.	5	287
Atlanticus Holdings Corp.*	4	285
Oportun Financial Corp.*	14	283
First Internet Bancorp	6	282
Oppenheimer Holdings, Inc. — Class A	6	278
Blue Foundry Bancorp*	19	278
Carter Bankshares, Inc.*	18	277
Sierra Bancorp	10	271
Enterprise Bancorp, Inc.	6	270
American National Bankshares, Inc.	7	264
Peoples Financial Services Corp.	5	263
RBB Bancorp	10	262
Southern Missouri Bancorp, Inc.	5	261
Alexander’s, Inc. REIT	1	260
Spirit of Texas Bancshares, Inc.	9	259
EZCORP, Inc. — Class A*	34	251
Bridgewater Bancshares, Inc.*	14	248
SmartFinancial, Inc.	9	246
CTO Realty Growth, Inc. REIT	4	246
Civista Bancshares, Inc.	10	244
Indus Realty Trust, Inc. REIT	3	243
Primis Financial Corp.	16	241
Five Star Bancorp	8	240
Ocwen Financial Corp.*	6	240
Old Second Bancorp, Inc.	19	239
Farmland Partners, Inc. REIT	20	239
Capital City Bank Group, Inc.	9	238
Curo Group Holdings Corp.	14	224
Tiptree, Inc. — Class A	16	221
First Bancorp, Inc.	7	220
Summit Financial Group, Inc.	8	220
Blue Ridge Bankshares, Inc.	12	215
Home Bancorp, Inc.	5	208
Enact Holdings, Inc.	10	207
Hersha Hospitality Trust REIT*	22	202
Great Ajax Corp. REIT	15	197
Investors Title Co.	1	197
Howard Bancorp, Inc.*	9	196
South Plains Financial, Inc.	7	195
BRT Apartments Corp. REIT	8	192
Guaranty Bancshares, Inc.	5	188
Provident Bancorp, Inc.	10	186
Braemar Hotels & Resorts, Inc. REIT*	36	184
Citizens, Inc.*,1	34	181
Greenhill & Company, Inc.	10	179
Fidelity D&D Bancorp, Inc.	3	177
Orrstown Financial Services, Inc.	7	176
Northrim BanCorp, Inc.	4	174
PCSB Financial Corp.	9	171
Independence Holding Co.	3	170
FS Bancorp, Inc.	5	168
Red River Bancshares, Inc.	3	160
First Bank/Hamilton NJ	11	160
Macatawa Bank Corp.	18	159
Postal Realty Trust, Inc. — Class A REIT	8	158
Luther Burbank Corp.	11	154
Amalgamated Financial Corp.	9	151
Maiden Holdings Ltd.*	47	144
Donegal Group, Inc. — Class A	10	143
Greenlight Capital Re Ltd. — Class A*	18	141
Marlin Business Services Corp.	6	140
AFC Gamma, Inc. REIT	6	137
Legacy Housing Corp.*	5	132
HBT Financial, Inc.	7	131
Capital Bancorp, Inc.	5	131
Altus Midstream Co. — Class A	2	123
Ashford Hospitality Trust, Inc. REIT*	12	115
Pzena Investment Management, Inc. — Class A	12	114
NI Holdings, Inc.*	6	113
Republic First Bancorp, Inc.*	30	112
Trean Insurance Group, Inc.*	12	107
Heritage Insurance Holdings, Inc.	18	106
GAMCO Investors, Inc. — Class A	4	100
Finance of America Companies, Inc. — Class A*	24	95
Pioneer Bancorp, Inc.*	8	91
Crawford & Co. — Class A	11	82
Velocity Financial, Inc.*	6	82
Angel Oak Mortgage, Inc. REIT	5	82
Fathom Holdings, Inc.*	4	82
Clipper Realty, Inc. REIT	8	80
Retail Value, Inc. REIT	12	77
United Insurance Holdings Corp.	14	61
MetroMile, Inc.*	26	57
Associated Capital Group, Inc. — Class A	1	43
Rafael Holdings, Inc. — Class B*	7	36
Home Point Capital, Inc.	5	22
Total Financial		467,641

Consumer, Cyclical - 3.4%
AMC Entertainment Holdings, Inc. — Class A*,1	348	9,466
BJ’s Wholesale Club Holdings, Inc.*	93	6,228
Macy’s, Inc.	214	5,602
Crocs, Inc.*	39	5,001
Fox Factory Holding Corp.*	29	4,933
Scientific Games Corp. — Class A*	66	4,411
Texas Roadhouse, Inc. — Class A	48	4,285
Goodyear Tire & Rubber Co.*	188	4,008
WESCO International, Inc.*	30	3,948
Avient Corp.	62	3,469
Wingstop, Inc.	20	3,456
Murphy USA, Inc.	16	3,188
Signet Jewelers Ltd.	36	3,133
Adient plc*	65	3,112
Papa John’s International, Inc.	23	3,070
Meritage Homes Corp.*	25	3,052
Hilton Grand Vacations, Inc.*	58	3,022
Taylor Morrison Home Corp. — Class A*	83	2,902
Skyline Champion Corp.*	36	2,843

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
National Vision Holdings, Inc.*	56	$2,687
LCI Industries	17	2,650
American Eagle Outfitters, Inc.	104	2,633
Steven Madden Ltd.	56	2,602
Asbury Automotive Group, Inc.*	15	2,591
Resideo Technologies, Inc.*	99	2,577
Boot Barn Holdings, Inc.*	20	2,461
Sonos, Inc.*	82	2,444
KB Home	54	2,415
Group 1 Automotive, Inc.	12	2,343
Academy Sports & Outdoors, Inc.*	53	2,327
LGI Homes, Inc.*	15	2,317
Red Rock Resorts, Inc. — Class A	42	2,310
SeaWorld Entertainment, Inc.*	35	2,270
Dana, Inc.	99	2,259
Installed Building Products, Inc.	16	2,236
Beacon Roofing Supply, Inc.*	38	2,179
MDC Holdings, Inc.	39	2,177
Callaway Golf Co.*	79	2,168
Tri Pointe Homes, Inc.*	77	2,148
Visteon Corp.*	19	2,112
UniFirst Corp.	10	2,104
Cracker Barrel Old Country Store, Inc.	16	2,058
Cannae Holdings, Inc.*	58	2,039
Dorman Products, Inc.*	18	2,034
FirstCash Holdings, Inc.	27	2,020
Gentherm, Inc.*	23	1,999
MillerKnoll, Inc.	51	1,999
International Game Technology plc	68	1,966
Cavco Industries, Inc.*	6	1,906
Shake Shack, Inc. — Class A*	26	1,876
Allegiant Travel Co. — Class A*	10	1,870
Vista Outdoor, Inc.*	39	1,797
Kontoor Brands, Inc.	35	1,794
Fisker, Inc.*	111	1,746
GMS, Inc.*	29	1,743
Nu Skin Enterprises, Inc. — Class A	34	1,725
Winnebago Industries, Inc.	22	1,648
Century Communities, Inc.	20	1,636
Rush Enterprises, Inc. — Class A	29	1,614
Wolverine World Wide, Inc.	55	1,584
Nikola Corp.*	153	1,510
Spirit Airlines, Inc.*	67	1,464
Abercrombie & Fitch Co. — Class A*	42	1,463
Sally Beauty Holdings, Inc.*	77	1,421
Urban Outfitters, Inc.*	47	1,380
SkyWest, Inc.*	34	1,336
Jack in the Box, Inc.	15	1,312
ODP Corp.*	33	1,296
Methode Electronics, Inc.	26	1,278
Madison Square Garden Entertainment Corp.*	18	1,266
KAR Auction Services, Inc.*	81	1,265
HNI Corp.	30	1,261
Bloomin’ Brands, Inc.*	60	1,259
iRobot Corp.*	19	1,252
Everi Holdings, Inc.*	58	1,238
Lions Gate Entertainment Corp. — Class B*	80	1,231
Veritiv Corp.*	10	1,226
Sleep Number Corp.*	16	1,226
Acushnet Holdings Corp.	23	1,221
Cheesecake Factory, Inc.*	31	1,214
Cinemark Holdings, Inc.*	74	1,193
M/I Homes, Inc.*	19	1,181
Shyft Group, Inc.	24	1,179
Camping World Holdings, Inc. — Class A	29	1,172
PriceSmart, Inc.	16	1,171
Meritor, Inc.*	46	1,140
World Fuel Services Corp.	43	1,138
Brinker International, Inc.*	31	1,134
La-Z-Boy, Inc.	31	1,126
Oxford Industries, Inc.	11	1,117
Dave & Buster’s Entertainment, Inc.*	29	1,114
Bed Bath & Beyond, Inc.*,1	72	1,050
Big Lots, Inc.	23	1,036
Franchise Group, Inc.	19	991
Dillard’s, Inc. — Class A1	4	980
H&E Equipment Services, Inc.	22	974
Malibu Boats, Inc. — Class A*	14	962
Healthcare Services Group, Inc.	51	907
Buckle, Inc.	20	846
Bally’s Corp.*	22	837
Dine Brands Global, Inc.	11	834
G-III Apparel Group Ltd.*	30	829
MarineMax, Inc.*	14	827
XPEL, Inc.*	12	819
Children’s Place, Inc.*	10	793
Hibbett, Inc.	11	791
Aspen Aerogels, Inc.*	15	747
OptimizeRx Corp.*	12	745
Sonic Automotive, Inc. — Class A	15	742
Standard Motor Products, Inc.	14	734
Zumiez, Inc.*	15	720
Arko Corp.*	82	719
American Axle & Manufacturing Holdings, Inc.*	77	718
Steelcase, Inc. — Class A	60	703
Liberty Media Corporation-Liberty Braves — Class C*	25	703
Denny’s Corp.*	43	688
Lions Gate Entertainment Corp. — Class A*	40	666
Monarch Casino & Resort, Inc.*	9	666
Wabash National Corp.	34	664
Clean Energy Fuels Corp.*	106	650
Genesco, Inc.*	10	642
Guess?, Inc.	27	639
Interface, Inc. — Class A	40	638
Green Brick Partners, Inc.*	21	637
Hawaiian Holdings, Inc.*	34	625
Rush Street Interactive, Inc.*	37	611
IMAX Corp.*	34	607
Golden Entertainment, Inc.*	12	606

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Portillo’s, Inc. — Class A*	16	$601
ScanSource, Inc.*	17	596
Lovesac Co.*	9	596
Douglas Dynamics, Inc.	15	586
Designer Brands, Inc. — Class A*	41	583
BlueLinx Holdings, Inc.*	6	575
Citi Trends, Inc.*	6	568
Caleres, Inc.	25	567
Canoo, Inc.*,1	73	564
Rite Aid Corp.*	37	544
Aeva Technologies, Inc.*	71	537
Tupperware Brands Corp.*	34	520
Tenneco, Inc. — Class A*	46	520
BJ’s Restaurants, Inc.*	15	518
Purple Innovation, Inc.*	39	517
Winmark Corp.	2	497
Hyliion Holdings Corp.*,1	80	496
Accel Entertainment, Inc.*	38	495
Sun Country Airlines Holdings, Inc.*	18	490
GrowGeneration Corp.*	37	483
Shoe Carnival, Inc.	12	469
RCI Hospitality Holdings, Inc.	6	467
TravelCenters of America, Inc.*	9	465
Beazer Homes USA, Inc.*	20	464
Movado Group, Inc.	11	460
Ruth’s Hospitality Group, Inc.*	23	458
Life Time Group Holdings, Inc.*	26	447
Clarus Corp.	16	443
Chico’s FAS, Inc.*	82	441
Titan Machinery, Inc.*	13	438
OneWater Marine, Inc. — Class A	7	427
VSE Corp.	7	426
PLBY Group, Inc.*	16	426
Chuy’s Holdings, Inc.*	14	422
Party City Holdco, Inc.*	75	418
America’s Car-Mart, Inc.*	4	410
Ethan Allen Interiors, Inc.	15	394
Titan International, Inc.*	35	384
Hovnanian Enterprises, Inc. — Class A*	3	382
Johnson Outdoors, Inc. — Class A	4	375
MasterCraft Boat Holdings, Inc.*	13	368
Global Industrial Co.	9	368
Universal Electronics, Inc.*	9	367
A-Mark Precious Metals, Inc.	6	367
Lordstown Motors Corp. — Class A*	105	362
OneSpaWorld Holdings Ltd.*	36	361
Workhorse Group, Inc.*	82	357
Sportsman’s Warehouse Holdings, Inc.*	30	354
Bluegreen Vacations Holding Corp.*	10	351
PC Connection, Inc.	8	345
Modine Manufacturing Co.*	34	343
LL Flooring Holdings, Inc.*	20	341
Ideanomics, Inc.*	283	340
Fossil Group, Inc.*	33	340
Funko, Inc. — Class A*	18	338
Haverty Furniture Companies, Inc.	11	336
PetMed Express, Inc.	13	328
Lindblad Expeditions Holdings, Inc.*	21	328
Frontier Group Holdings, Inc.*	24	326
Romeo Power, Inc.*,1	86	314
Marcus Corp.*	16	286
Conn’s, Inc.*	12	282
REV Group, Inc.	19	269
Golden Nugget Online Gaming, Inc.*	27	269
Miller Industries, Inc.	8	267
Full House Resorts, Inc.*	22	266
Big 5 Sporting Goods Corp.[1]	14	266
Forestar Group, Inc.*	12	261
Sovos Brands, Inc.*	17	256
Kimball International, Inc. — Class B	25	256
Noodles & Co.*	28	254
Del Taco Restaurants, Inc.	20	249
GAN Ltd.*	27	248
Cooper-Standard Holdings, Inc.*	11	247
Kura Sushi USA, Inc. — Class A*	3	242
Tilly’s, Inc. — Class A	15	242
Velodyne Lidar, Inc.*	52	241
Century Casinos, Inc.*	19	232
Cato Corp. — Class A	13	223
Motorcar Parts of America, Inc.*	13	222
Container Store Group, Inc.*	22	220
Rush Enterprises, Inc. — Class B	4	216
Liberty Media Corporation-Liberty Braves — Class A*	7	201
Rocky Brands, Inc.	5	199
Snap One Holdings Corp.*	9	190
Hooker Furnishings Corp.	8	186
El Pollo Loco Holdings, Inc.*	13	184
Traeger, Inc.*	15	182
Red Robin Gourmet Burgers, Inc.*	11	182
Commercial Vehicle Group, Inc.*	22	177
Barnes & Noble Education, Inc.*	26	177
ONE Group Hospitality, Inc.*	14	177
Superior Group of Companies, Inc.	8	175
Blue Bird Corp.*	11	172
Esports Technologies, Inc.*	8	164
Weber, Inc. — Class A	12	155
Vera Bradley, Inc.*	18	153
F45 Training Holdings, Inc.*	14	152
Kirkland’s, Inc.*	10	149
Arcimoto, Inc.*	19	148
Lifetime Brands, Inc.	9	144
Shift Technologies, Inc.*	42	143
Biglari Holdings, Inc. — Class B*	1	143
Flexsteel Industries, Inc.	5	134
Casper Sleep, Inc.*	20	134
Fiesta Restaurant Group, Inc.*	12	132
Mesa Air Group, Inc.*	23	129
Nautilus, Inc.*	21	129
Daktronics, Inc.*	25	126
EVI Industries, Inc.*	4	125
Xponential Fitness, Inc. — Class A*	6	123
Duluth Holdings, Inc. — Class B*	8	121
First Watch Restaurant Group, Inc.*	7	117

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
VOXX International Corp. — Class A*	11	$112
CarLotz, Inc.*	49	111
NEOGAMES S.A.*	4	111
Escalade, Inc.	7	110
Liberty TripAdvisor Holdings, Inc. — Class A*	50	108
Lazydays Holdings, Inc.*	5	108
Bassett Furniture Industries, Inc.	6	101
Torrid Holdings, Inc.*	9	89
JOANN, Inc.	8	83
Drive Shack, Inc.*	56	80
XL Fleet Corp.*	24	79
Marine Products Corp.	6	75
Aterian, Inc.*	18	74
Hamilton Beach Brands Holding Co. — Class A	5	72
Chicken Soup For The Soul Entertainment, Inc.*	5	69
Carrols Restaurant Group, Inc.	23	68
Target Hospitality Corp.*	17	61
Hall of Fame Resort & Entertainment Co.*	37	56
Eros STX Global Corp.*	216	52
Landsea Homes Corp.*	7	51
Regis Corp.*	16	28
CompX International, Inc.	1	22
MedAvail Holdings, Inc.*	8	11
Total Consumer, Cyclical		271,794

Industrial - 3.3%
Tetra Tech, Inc.	36	6,113
Saia, Inc.*	18	6,067
WillScot Mobile Mini Holdings Corp.*	143	5,840
II-VI, Inc.*	71	4,852
EMCOR Group, Inc.	36	4,586
Novanta, Inc.*	24	4,232
Simpson Manufacturing Company, Inc.	30	4,172
Exponent, Inc.	35	4,085
Chart Industries, Inc.*	25	3,987
RBC Bearings, Inc.*	19	3,837
UFP Industries, Inc.	41	3,773
Evoqua Water Technologies Corp.*	79	3,693
Watts Water Technologies, Inc. — Class A	19	3,689
Atkore International Group, Inc.*	31	3,447
Summit Materials, Inc. — Class A*	81	3,251
John Bean Technologies Corp.	21	3,225
Franklin Electric Company, Inc.	32	3,026
Zurn Water Solutions Corp.	83	3,021
Fabrinet*	25	2,962
Casella Waste Systems, Inc. — Class A*	34	2,904
Applied Industrial Technologies, Inc.	26	2,670
Matson, Inc.	29	2,611
Hillenbrand, Inc.	50	2,599
GATX Corp.	24	2,500
SPX FLOW, Inc.	28	2,421
Fluor Corp.*	97	2,403
Aerojet Rocketdyne Holdings, Inc.	51	2,385
Comfort Systems USA, Inc.	24	2,375
Advanced Energy Industries, Inc.	26	2,368
Helios Technologies, Inc.	22	2,314
AAON, Inc.	29	2,304
EnerSys	29	2,293
Altra Industrial Motion Corp.	44	2,269
Mueller Industries, Inc.	38	2,256
Forward Air Corp.	18	2,180
Badger Meter, Inc.	20	2,131
Itron, Inc.*	31	2,124
Welbilt, Inc.*	89	2,116
Bloom Energy Corp. — Class A*	95	2,083
Terex Corp.	47	2,066
Werner Enterprises, Inc.	43	2,049
Kennametal, Inc.	57	2,047
ArcBest Corp.	17	2,037
Encore Wire Corp.	14	2,003
Vishay Intertechnology, Inc.	91	1,990
Belden, Inc.	30	1,972
Hub Group, Inc. — Class A*	23	1,938
Boise Cascade Co.	27	1,923
Masonite International Corp.*	16	1,887
Atlas Air Worldwide Holdings, Inc.*	20	1,882
Dycom Industries, Inc.*	20	1,875
Albany International Corp. — Class A	21	1,857
Energizer Holdings, Inc.	46	1,845
Kadant, Inc.	8	1,844
Sanmina Corp.*	44	1,824
Plexus Corp.*	19	1,822
SPX Corp.*	30	1,790
Vicor Corp.*	14	1,778
Federal Signal Corp.	41	1,777
Arcosa, Inc.	33	1,739
Brady Corp. — Class A	32	1,725
CryoPort, Inc.*	28	1,657
GrafTech International Ltd.	139	1,644
JELD-WEN Holding, Inc.*	62	1,634
Trinity Industries, Inc.	54	1,631
Kratos Defense & Security Solutions, Inc.*	84	1,630
Moog, Inc. — Class A	20	1,619
EnPro Industries, Inc.	14	1,541
Mueller Water Products, Inc. — Class A	107	1,541
ESCO Technologies, Inc.	17	1,530
Barnes Group, Inc.	32	1,491
Gibraltar Industries, Inc.*	22	1,467
Knowles Corp.*	61	1,424
Cactus, Inc. — Class A	37	1,411
O-I Glass, Inc.*	108	1,299
Materion Corp.	14	1,287
Montrose Environmental Group, Inc.*	18	1,269
Worthington Industries, Inc.	23	1,257
NV5 Global, Inc.*	9	1,243
MYR Group, Inc.*	11	1,216
Patrick Industries, Inc.	15	1,210
CSW Industrials, Inc.	10	1,209
Granite Construction, Inc.	31	1,200
Air Transport Services Group, Inc.*	40	1,175
OSI Systems, Inc.*	12	1,118

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
TTM Technologies, Inc.*	73	$1,088
Greif, Inc. — Class A	18	1,087
TriMas Corp.	29	1,073
Lindsay Corp.	7	1,064
Tennant Co.	13	1,054
Astec Industries, Inc.	15	1,039
Alamo Group, Inc.	7	1,030
Greenbrier Companies, Inc.	22	1,010
Mesa Laboratories, Inc.	3	984
Ranpak Holdings Corp.*	26	977
Proto Labs, Inc.*	19	976
AZZ, Inc.	17	940
AeroVironment, Inc.*	15	930
Griffon Corp.	32	911
AAR Corp.*	23	898
GoPro, Inc. — Class A*	86	887
Harsco Corp.*	53	886
Standex International Corp.	8	885
Columbus McKinnon Corp.	19	879
PGT Innovations, Inc.*	39	877
Ichor Holdings Ltd.*	19	875
Golar LNG Ltd.*	70	867
Primoris Services Corp.	36	863
FARO Technologies, Inc.*	12	840
Enerpac Tool Group Corp.	41	831
Kaman Corp.	19	820
Apogee Enterprises, Inc.	17	819
Sturm Ruger & Company, Inc.	12	816
Triumph Group, Inc.*	43	797
Matthews International Corp. — Class A	21	770
Hydrofarm Holdings Group, Inc.*	27	764
American Woodmark Corp.*	11	717
Marten Transport Ltd.	41	704
nLight, Inc.*	29	694
Great Lakes Dredge & Dock Corp.*	44	692
SFL Corporation Ltd.	83	677
US Ecology, Inc.*	21	671
Gorman-Rupp Co.	15	668
Blink Charging Co.*,1	25	663
Benchmark Electronics, Inc.	24	650
Cornerstone Building Brands, Inc.*	37	645
Energy Recovery, Inc.*	29	623
Construction Partners, Inc. — Class A*	20	588
Smith & Wesson Brands, Inc.	33	587
Frontline Ltd.*	81	573
MicroVision, Inc.*	112	561
Heartland Express, Inc.	33	555
Latham Group, Inc.*	21	526
Insteel Industries, Inc.	13	517
TimkenSteel Corp.*	31	511
DHT Holdings, Inc.	97	503
Myers Industries, Inc.	25	500
Napco Security Technologies, Inc.*	10	500
Sterling Construction Company, Inc.*	19	500
Chase Corp.	5	498
Forterra, Inc.*	20	476
Costamare, Inc.	36	455
International Seaways, Inc.	31	455
Yellow Corp.*	34	428
Manitowoc Company, Inc.*	23	427
Scorpio Tankers, Inc.	33	423
Identiv, Inc.*	15	422
Comtech Telecommunications Corp.	17	403
Argan, Inc.	10	387
Thermon Group Holdings, Inc.*	22	373
Pactiv Evergreen, Inc.	29	368
View, Inc.*	94	368
Luxfer Holdings plc	19	367
Meta Materials, Inc.*,1	149	367
Haynes International, Inc.	9	363
Stoneridge, Inc.*	18	355
CIRCOR International, Inc.*	13	353
Heritage-Crystal Clean, Inc.*	11	352
Genco Shipping & Trading Ltd.	22	352
UFP Technologies, Inc.*	5	351
Centrus Energy Corp. — Class A*	7	349
Kimball Electronics, Inc.*	16	348
Tutor Perini Corp.*	28	346
PureCycle Technologies, Inc.*	36	345
Babcock & Wilcox Enterprises, Inc.*	38	343
Ducommun, Inc.*	7	327
AMMO, Inc.*,1	59	322
DXP Enterprises, Inc.*	12	308
IES Holdings, Inc.*	6	304
Vishay Precision Group, Inc.*	8	297
Allied Motion Technologies, Inc.	8	292
Hyster-Yale Materials Handling, Inc.	7	288
Ryerson Holding Corp.	11	287
Eagle Bulk Shipping, Inc.	6	273
Daseke, Inc.*	27	271
Dorian LPG Ltd.	21	266
Xometry, Inc. — Class A*	5	256
Omega Flex, Inc.	2	254
National Presto Industries, Inc.	3	246
Greif, Inc. — Class B	4	239
908 Devices, Inc.*,1	9	233
Northwest Pipe Co.*	7	223
Turtle Beach Corp.*	10	223
Kopin Corp.*	53	217
Tredegar Corp.	18	213
Covenant Logistics Group, Inc. — Class A*	8	211
American Superconductor Corp.*	19	207
NVE Corp.	3	205
Astronics Corp.*	17	204
Fluidigm Corp.*	52	204
Akoustis Technologies, Inc.*	30	200
American Outdoor Brands, Inc.*	10	199
Radiant Logistics, Inc.*	27	197
Pure Cycle Corp.*	13	190
Luna Innovations, Inc.*	21	177
Powell Industries, Inc.	6	177
Nordic American Tankers Ltd.	104	176
Infrastructure and Energy Alternatives, Inc.*	19	175

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Teekay Tankers Ltd. — Class A*	16	$174
Byrna Technologies, Inc.*	13	174
Park Aerospace Corp.	13	172
Caesarstone Ltd.	15	170
Aris Water Solution, Inc. — Class A	13	168
Lawson Products, Inc.*	3	164
Safe Bulkers, Inc.*	42	158
Concrete Pumping Holdings, Inc.*	18	148
Teekay Corp.*	47	148
Eastman Kodak Co.*	31	145
PAM Transportation Services, Inc.*	2	142
Olympic Steel, Inc.	6	141
Sight Sciences, Inc.*	8	141
CECO Environmental Corp.*	21	131
Park-Ohio Holdings Corp.	6	127
NN, Inc.*	29	119
INNOVATE Corp.*	32	118
Iteris, Inc.*	29	116
AerSale Corp.*	6	106
US Xpress Enterprises, Inc. — Class A*	18	106
Mistras Group, Inc.*	14	104
Universal Logistics Holdings, Inc.	5	94
Mayville Engineering Company, Inc.*	6	89
Atlas Technical Consultants, Inc.*	10	84
Willis Lease Finance Corp.*	2	75
AgEagle Aerial Systems, Inc.*	46	72
Sharps Compliance Corp.*	10	71
Karat Packaging, Inc.*	3	61
NL Industries, Inc.	6	44
Total Industrial		264,396

Technology - 2.9%
Synaptics, Inc.*	26	7,527
Lattice Semiconductor Corp.*	92	7,089
Silicon Laboratories, Inc.*	27	5,573
Ambarella, Inc.*	24	4,869
KBR, Inc.	96	4,571
Rapid7, Inc.*	38	4,472
Semtech Corp.*	44	3,913
Blackline, Inc.*	37	3,831
Power Integrations, Inc.	41	3,808
Workiva, Inc.*	29	3,784
Digital Turbine, Inc.*	62	3,781
CMC Materials, Inc.	19	3,642
MaxLinear, Inc. — Class A*	48	3,619
Asana, Inc. — Class A*	48	3,578
SPS Commerce, Inc.*	25	3,559
Varonis Systems, Inc.*	72	3,512
Tenable Holdings, Inc.*	62	3,414
Maximus, Inc.	42	3,346
Onto Innovation, Inc.*	33	3,341
Ziff Davis, Inc.*	30	3,326
Diodes, Inc.*	30	3,294
MicroStrategy, Inc. — Class A*,1	6	3,267
SiTime Corp.*	11	3,218
ExlService Holdings, Inc.*	22	3,185
Qualys, Inc.*	23	3,156
Sailpoint Technologies Holdings, Inc.*	62	2,997
Envestnet, Inc.*	37	2,936
ACI Worldwide, Inc.*	80	2,776
DigitalOcean Holdings, Inc.*	34	2,731
Sprout Social, Inc. — Class A*	30	2,721
Blackbaud, Inc.*	33	2,606
MACOM Technology Solutions Holdings, Inc.*	33	2,584
Insight Enterprises, Inc.*	24	2,558
Kulicke & Soffa Industries, Inc.	42	2,543
Box, Inc. — Class A*	97	2,540
Altair Engineering, Inc. — Class A*	32	2,474
FormFactor, Inc.*	53	2,423
Verint Systems, Inc.*	44	2,310
Rambus, Inc.*	74	2,175
CommVault Systems, Inc.*	31	2,137
Cerence, Inc.*	26	1,993
PagerDuty, Inc.*	55	1,911
Apollo Medical Holdings, Inc.*,1	26	1,910
Momentive Global, Inc.*	88	1,861
3D Systems Corp.*	83	1,788
Appian Corp.*	27	1,761
Amkor Technology, Inc.	70	1,735
Ultra Clean Holdings, Inc.*	30	1,721
Axcelis Technologies, Inc.*	23	1,715
Bottomline Technologies DE, Inc.*	30	1,694
NetScout Systems, Inc.*	48	1,588
Appfolio, Inc. — Class A*	13	1,574
LivePerson, Inc.*	44	1,572
Vocera Communications, Inc.*	24	1,556
Allscripts Healthcare Solutions, Inc.*	84	1,550
E2open Parent Holdings, Inc.*	134	1,509
Evolent Health, Inc. — Class A*	53	1,467
Cardlytics, Inc.*	22	1,454
Progress Software Corp.	30	1,448
Outset Medical, Inc.*	31	1,429
Zuora, Inc. — Class A*	76	1,420
Verra Mobility Corp.*	91	1,404
1Life Healthcare, Inc.*	79	1,388
ManTech International Corp. — Class A	19	1,386
Phreesia, Inc.*	33	1,375
Xperi Holding Corp.	72	1,362
Health Catalyst, Inc.*	34	1,347
Super Micro Computer, Inc.*	29	1,275
8x8, Inc.*	76	1,274
CSG Systems International, Inc.	22	1,268
Cohu, Inc.*	33	1,257
TTEC Holdings, Inc.	13	1,177
BigCommerce Holdings, Inc.*	33	1,167
Impinj, Inc.*	13	1,153
Bandwidth, Inc. — Class A*	16	1,148
Avaya Holdings Corp.*	56	1,109
Grid Dynamics Holdings, Inc.*	29	1,101
Schrodinger Incorporated/United States*	31	1,080
JFrog Ltd.*	36	1,069
Veeco Instruments, Inc.*	34	968
Donnelley Financial Solutions, Inc.*	20	943

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Domo, Inc. — Class B*	19	$942
Ping Identity Holding Corp.*	41	938
PROS Holdings, Inc.*	27	931
Unisys Corp.*	45	926
PAR Technology Corp.*	17	897
SMART Global Holdings, Inc.*	12	852
Alpha & Omega Semiconductor Ltd.*	14	848
Porch Group, Inc.*	53	826
Avid Technology, Inc.*	25	814
CTS Corp.	22	808
Pitney Bowes, Inc.	120	796
Sumo Logic, Inc.*	58	787
Photronics, Inc.*	41	773
Yext, Inc.*	76	754
Alignment Healthcare, Inc.*	53	745
Sapiens International Corporation N.V.	21	723
Model N, Inc.*	24	721
NextGen Healthcare, Inc.*	38	676
CEVA, Inc.*	15	649
PDF Solutions, Inc.*	20	636
Desktop Metal, Inc. — Class A*	128	634
Conduent, Inc.*	114	609
Parsons Corp.*	18	606
PowerSchool Holdings, Inc. — Class A*	36	593
Consensus Cloud Solutions, Inc.*	10	579
Agilysys, Inc.*	13	578
Digi International, Inc.*	23	565
American Software, Inc. — Class A	21	550
Ebix, Inc.	18	547
Ouster, Inc.*	105	546
Mitek Systems, Inc.*	29	515
Rackspace Technology, Inc.*	37	498
Simulations Plus, Inc.	10	473
PAE, Inc.*	47	467
Diebold Nixdorf, Inc.*	49	443
Veritone, Inc.*	19	427
Telos Corp.*	27	416
OneSpan, Inc.*	24	406
Corsair Gaming, Inc.*,1	19	399
Alkami Technology, Inc.*	19	381
Privia Health Group, Inc.*	14	362
Upland Software, Inc.*	20	359
Daily Journal Corp.*	1	357
Digimarc Corp.*	9	355
Cantaloupe, Inc.*	40	355
Vuzix Corp.*,1	40	347
BTRS Holdings, Inc. — Class A*	44	344
Inseego Corp.*,1	57	332
Enfusion, Inc. — Class A*	15	314
ON24, Inc.*	18	312
Computer Programs and Systems, Inc.*	10	293
Brightcove, Inc.*	28	286
Atomera, Inc.*	14	282
Integral Ad Science Holding Corp.*	12	267
EngageSmart, Inc.*	11	265
AvidXchange Holdings, Inc.*	17	256
HireRight Holdings Corp.*	15	240
AXT, Inc.*	27	238
Sterling Check Corp.*	11	226
Tabula Rasa HealthCare, Inc.*	15	225
Quantum Corp.*	39	215
Genius Brands International, Inc.*	192	202
MeridianLink, Inc.*	9	194
CoreCard Corp.*	5	194
Instructure Holdings, Inc.*	8	192
Benefitfocus, Inc.*	17	181
Rimini Street, Inc.*	30	179
CS Disco, Inc.*	5	179
Intapp, Inc.*	7	176
Udemy, Inc.*	9	176
EMCORE Corp.*	25	174
EverCommerce, Inc.*	11	173
Smith Micro Software, Inc.*	31	153
GTY Technology Holdings, Inc.*	22	147
eGain Corp.*	14	140
Rekor Systems, Inc.*	21	138
PlayAGS, Inc.*	19	129
Castlight Health, Inc. — Class B*	83	128
Forian, Inc.*	13	117
DarioHealth Corp.*	9	117
SecureWorks Corp. — Class A*	7	112
iCAD, Inc.*	15	108
SkyWater Technology, Inc.*	6	97
Outbrain, Inc.*	6	84
Viant Technology, Inc. — Class A*	8	78
Convey Health Solutions Holdings, Inc.*	9	75
StarTek, Inc.*	11	57
IBEX Holdings Ltd.*	4	52
GreenBox POS*	12	50
Kaltura, Inc.*	12	40
NantHealth, Inc.*	18	19
Total Technology		234,458

Energy - 1.1%
Ovintiv, Inc.	179	6,032
Chesapeake Energy Corp.	71	4,581
Antero Resources Corp.*	195	3,412
PDC Energy, Inc.	66	3,219
Southwestern Energy Co.*	684	3,187
Range Resources Corp.*	163	2,906
Equitrans Midstream Corp.	279	2,885
ChampionX Corp.*	138	2,789
Matador Resources Co.	75	2,769
Murphy Oil Corp.	100	2,611
Denbury, Inc.*	34	2,604
SM Energy Co.	82	2,417
California Resources Corp.	56	2,392
CNX Resources Corp.*	148	2,035
Magnolia Oil & Gas Corp. — Class A	95	1,793
Oasis Petroleum, Inc.	14	1,764
Whiting Petroleum Corp.*	27	1,746
Helmerich & Payne, Inc.	72	1,706
Sunnova Energy International, Inc.*	59	1,647
Callon Petroleum Co.*	32	1,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Stem, Inc.*	77	$1,461
Civitas Resources, Inc.	29	1,420
Array Technologies, Inc.*	87	1,365
Renewable Energy Group, Inc.*	31	1,316
FuelCell Energy, Inc.*,1	249	1,295
SunPower Corp. — Class A*,1	55	1,148
Green Plains, Inc.*	33	1,147
Patterson-UTI Energy, Inc.	127	1,073
Kosmos Energy Ltd.*	276	955
Arch Resources, Inc.	10	913
Warrior Met Coal, Inc.	35	900
PBF Energy, Inc. — Class A*	66	856
Oceaneering International, Inc.*	68	769
Tellurian, Inc.*	245	755
Northern Oil and Gas, Inc.	36	741
Centennial Resource Development, Inc. — Class A*	123	736
Archrock, Inc.	92	688
Delek US Holdings, Inc.*	45	675
NOW, Inc.*	75	640
Brigham Minerals, Inc. — Class A	30	633
Liberty Oilfield Services, Inc. — Class A*	62	601
Gevo, Inc.*,1	133	569
Peabody Energy Corp.*	55	554
Laredo Petroleum, Inc.*	9	541
CONSOL Energy, Inc.*	23	522
DMC Global, Inc.*	13	515
Bristow Group, Inc.*	16	507
Comstock Resources, Inc.*	62	502
Par Pacific Holdings, Inc.*	30	495
Dril-Quip, Inc.*	24	472
US Silica Holdings, Inc.*	50	470
ProPetro Holding Corp.*	58	470
Expro Group Holdings N.V.*	31	445
NexTier Oilfield Solutions, Inc.*	118	419
Nabors Industries Ltd.*	5	405
Berry Corp.	46	387
REX American Resources Corp.*	4	384
MRC Global, Inc.*	55	378
SunCoke Energy, Inc.	57	376
TPI Composites, Inc.*	25	374
CVR Energy, Inc.	20	336
Helix Energy Solutions Group, Inc.*	98	306
Tidewater, Inc.*	28	300
Ranger Oil Corp. — Class A*	11	296
Select Energy Services, Inc. — Class A*	42	262
Crescent Energy, Inc. — Class A*	20	254
National Energy Services Reunited Corp.*	26	246
Talos Energy, Inc.*	25	245
TETRA Technologies, Inc.*	84	239
Alto Ingredients, Inc.*	49	236
Aemetis, Inc.*	18	221
Cleanspark, Inc.*	23	219
Eos Energy Enterprises, Inc.*,1	29	218
RPC, Inc.*	46	209
W&T Offshore, Inc.*	64	207
Oil States International, Inc.*	41	204
Newpark Resources, Inc.*	62	182
Earthstone Energy, Inc. — Class A*	16	175
FTS International, Inc. — Class A*	6	157
Solaris Oilfield Infrastructure, Inc. — Class A	21	138
FutureFuel Corp.	18	137
Matrix Service Co.*	18	135
Falcon Minerals Corp.	27	131
Beam Global*	6	112
Advent Technologies Holdings, Inc.*	11	77
HighPeak Energy, Inc.	3	44
Riley Exploration Permian, Inc.	2	39
Total Energy		88,204

Communications - 1.1%
Vonage Holdings Corp.*	165	3,430
Iridium Communications, Inc.*	81	3,345
Mimecast Ltd.*	42	3,342
Calix, Inc.*	38	3,039
Q2 Holdings, Inc.*	37	2,939
Perficient, Inc.*	22	2,844
TEGNA, Inc.	151	2,802
Viavi Solutions, Inc.*	156	2,749
Upwork, Inc.*	80	2,733
Cargurus, Inc.*	64	2,153
Cogent Communications Holdings, Inc.	29	2,122
Yelp, Inc. — Class A*	49	1,776
Shutterstock, Inc.	16	1,774
Overstock.com, Inc.*	29	1,711
TechTarget, Inc.*	17	1,626
iHeartMedia, Inc. — Class A*	76	1,599
Open Lending Corp. — Class A*	71	1,596
Magnite, Inc.*	88	1,540
InterDigital, Inc.	21	1,504
Maxar Technologies, Inc.	49	1,447
Houghton Mifflin Harcourt Co.*	87	1,401
fuboTV, Inc.*	90	1,397
Telephone & Data Systems, Inc.	69	1,390
Revolve Group, Inc.*	24	1,345
Extreme Networks, Inc.*	84	1,319
Liberty Latin America Ltd. — Class C*	105	1,197
Infinera Corp.*	123	1,180
Gray Television, Inc.	58	1,169
Stitch Fix, Inc. — Class A*	55	1,041
ePlus, Inc.*	18	970
Eventbrite, Inc. — Class A*	51	889
Plantronics, Inc.*	29	851
Shenandoah Telecommunications Co.	33	842
Clear Channel Outdoor Holdings, Inc.*	248	821
Sinclair Broadcast Group, Inc. — Class A	31	819
WideOpenWest, Inc.*	36	775
Cars.com, Inc.*	47	756
EW Scripps Co. — Class A*	39	755
ADTRAN, Inc.	33	753
Scholastic Corp.	18	719
Harmonic, Inc.*	61	717
EchoStar Corp. — Class A*	27	712

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
AMC Networks, Inc. — Class A*	20	$689
A10 Networks, Inc.	41	680
Clearfield, Inc.*	8	675
RealReal, Inc.*	54	627
QuinStreet, Inc.*	34	618
IDT Corp. — Class B*	14	618
NETGEAR, Inc.*	21	613
Tucows, Inc. — Class A*	7	587
Gogo, Inc.*	40	541
NeoPhotonics Corp.*	35	538
Gannett Company, Inc.*	96	512
ChannelAdvisor Corp.*	20	494
Globalstar, Inc.*,1	414	480
Anterix, Inc.*	8	470
Quotient Technology, Inc.*	61	452
HealthStream, Inc.*	17	448
1-800-Flowers.com, Inc. — Class A*	18	421
Advantage Solutions, Inc.*	52	417
Liquidity Services, Inc.*	18	397
Consolidated Communications Holdings, Inc.*	50	374
Groupon, Inc.*	16	371
CarParts.com, Inc.*	33	370
Stagwell, Inc.*	42	364
United States Cellular Corp.*	11	347
Boston Omaha Corp. — Class A*	12	345
Liberty Latin America Ltd. — Class A*	29	338
ATN International, Inc.	8	320
Ooma, Inc.*	15	307
Limelight Networks, Inc.*	85	292
Ribbon Communications, Inc.*	48	290
Entravision Communications Corp. — Class A	41	278
Telesat Corp.*,1	9	258
Aviat Networks, Inc.*	7	225
MediaAlpha, Inc. — Class A*	14	216
Thryv Holdings, Inc.*	5	206
Audacy, Inc.*	80	205
EverQuote, Inc. — Class A*	13	204
Lands’ End, Inc.*	10	196
Cambium Networks Corp.*	7	179
DZS, Inc.*	11	178
Couchbase, Inc.*	7	175
CalAmp Corp.*	24	170
comScore, Inc.*	48	160
Preformed Line Products Co.	2	129
Solo Brands, Inc. — Class A*	8	125
Bright Health Group, Inc.*	36	124
Casa Systems, Inc.*	21	119
National CineMedia, Inc.	41	115
VirnetX Holding Corp.*	43	112
CuriosityStream, Inc.*	18	107
KVH Industries, Inc.*	10	92
Hemisphere Media Group, Inc.*	11	80
1stdibs.com, Inc.*	5	62
Fluent, Inc.*	30	60
HyreCar, Inc.*	12	56
LiveOne, Inc.*	40	51
Value Line, Inc.	1	47
Digital Media Solutions, Inc. — Class A*	2	10
Total Communications		85,823

Basic Materials - 0.8%
Balchem Corp.	22	3,709
Rogers Corp.*	13	3,549
Commercial Metals Co.	82	2,976
HB Fuller Co.	36	2,916
Sensient Technologies Corp.	29	2,902
Livent Corp.*	110	2,682
Arconic Corp.*	72	2,377
MP Materials Corp.*,1	50	2,271
Cabot Corp.	38	2,136
Quaker Chemical Corp.	9	2,077
Ingevity Corp.*	27	1,936
Hecla Mining Co.	362	1,890
Tronox Holdings plc — Class A	78	1,874
Stepan Co.	15	1,864
Minerals Technologies, Inc.	23	1,682
Innospec, Inc.	17	1,536
Constellium SE*	84	1,504
Trinseo plc	27	1,416
Allegheny Technologies, Inc.*	87	1,386
Codexis, Inc.*	41	1,282
Ferro Corp.*	56	1,223
Compass Minerals International, Inc.	23	1,175
Novagold Resources, Inc.*	162	1,111
GCP Applied Technologies, Inc.*	34	1,076
Kaiser Aluminum Corp.	11	1,033
Kraton Corp.*	21	973
Schnitzer Steel Industries, Inc. — Class A	18	934
Carpenter Technology Corp.	32	934
AdvanSix, Inc.	19	898
Coeur Mining, Inc.*	174	877
Energy Fuels, Inc.*	101	771
Orion Engineered Carbons S.A.	41	753
Schweitzer-Mauduit International, Inc.	21	628
Amyris, Inc.*,1	116	628
Century Aluminum Co.*	35	580
Uranium Energy Corp.*	157	526
Danimer Scientific, Inc.*	61	520
Glatfelter Corp.	30	516
Hawkins, Inc.	13	513
Neenah, Inc.	11	509
Verso Corp. — Class A	18	486
Koppers Holdings, Inc.*	14	438
Clearwater Paper Corp.*	11	404
Zymergen, Inc.*	54	361
Ecovyst, Inc.	35	358
Gatos Silver, Inc.*	32	332
American Vanguard Corp.	20	328
Intrepid Potash, Inc.*	7	299
Rayonier Advanced Materials, Inc.*	42	240
Kronos Worldwide, Inc.	15	225
Unifi, Inc.*	9	208

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Ur-Energy, Inc.*	123	$150
Oil-Dri Corporation of America	4	131
United States Lime & Minerals, Inc.	1	129
Perpetua Resources Corp.*	18	85
Valhi, Inc.	2	58
PolyMet Mining Corp.*	20	50
Marrone Bio Innovations, Inc.*	68	49
Total Basic Materials		64,474

Utilities - 0.7%
Portland General Electric Co.	61	3,228
Black Hills Corp.	43	3,035
Brookfield Infrastructure Corp. — Class A	42	2,867
Southwest Gas Holdings, Inc.	40	2,802
ONE Gas, Inc.	36	2,793
New Jersey Resources Corp.	66	2,710
PNM Resources, Inc.	58	2,645
American States Water Co.	25	2,586
California Water Service Group	35	2,515
Ormat Technologies, Inc.	31	2,458
ALLETE, Inc.	36	2,389
Spire, Inc.	35	2,283
MGE Energy, Inc.	25	2,056
Clearway Energy, Inc. — Class C	56	2,018
NorthWestern Corp.	35	2,001
Otter Tail Corp.	28	2,000
Avista Corp.	47	1,997
South Jersey Industries, Inc.	70	1,828
Chesapeake Utilities Corp.	12	1,750
Ameresco, Inc. — Class A*	21	1,710
Middlesex Water Co.	12	1,443
SJW Group	19	1,391
Northwest Natural Holding Co.	21	1,024
Clearway Energy, Inc. — Class A	24	804
Unitil Corp.	11	506
York Water Co.	9	448
Artesian Resources Corp. — Class A	6	278
Global Water Resources, Inc.	9	154
FTC Solar, Inc.*	13	98
Via Renewables, Inc.	8	91
Total Utilities		53,908

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	21	349

Total Common Stocks
(Cost $1,995,163)		2,017,702

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	8	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 10.5%
Vanguard Russell 2000 ETF	4,679	$420,221
iShares Russell 2000 Index ETF[1]	1,889	420,208
Total Exchange-Traded Funds
(Cost $827,474)		840,429

MUTUAL FUNDS† - 25.8%
Guggenheim Strategy Fund II2	49,207	1,224,265
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	83,850	831,794
Total Mutual Funds
(Cost $2,050,612)		2,056,059

	Face Amount
U.S. TREASURY BILLS†† - 5.0%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$400,000	399,823
Total U.S. Treasury Bills
(Cost $399,849)		399,823

FEDERAL AGENCY NOTES†† - 3.1%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[5]	250,000	250,185
Total Federal Agency Notes
(Cost $250,000)		250,185

REPURCHASE AGREEMENTS††,6 - 16.5%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[3]	736,506	736,506
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[3]	304,597	304,597
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[3]	276,906	276,906
Total Repurchase Agreements
(Cost $1,318,009)		1,318,009

SECURITIES LENDING COLLATERAL†,7 - 3.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	239,237	239,237
Total Securities Lending Collateral
(Cost $239,237)		239,237

Total Investments - 89.2%
(Cost $7,080,344)		$7,121,444
Other Assets & Liabilities, net - 10.8%		863,556
Total Net Assets - 100.0%		$7,985,000

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	Pay	0.33% (Federal Funds Rate + 0.25%)	At Maturity	01/27/22	2,011	$4,515,475	$120,989
Barclays Bank plc	Russell 2000 Index	Pay	0.05% (U.S. Secured Overnight Financing Rate)	At Maturity	01/26/22	1,143	2,565,992	97,897
BNP Paribas	Russell 2000 Index	Pay	0.28% (Federal Funds Rate + 0.20%)	At Maturity	01/27/22	164	369,168	8,239
							$7,450,635	$227,125

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,017,702	$—	$—		$2,017,702
Rights	—	—	—	*	—
Exchange-Traded Funds	840,429	—	—		840,429
Mutual Funds	2,056,059	—	—		2,056,059
U.S. Treasury Bills	—	399,823	—		399,823
Federal Agency Notes	—	250,185	—		250,185
Repurchase Agreements	—	1,318,009	—		1,318,009
Securities Lending Collateral	239,237	—	—		239,237
Equity Index Swap Agreements**	—	227,125	—		227,125
Total Assets	$5,153,427	$2,195,142	$—		$7,348,569

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,389,548	$1,437,377	$(1,600,000)	$56	$(2,716)	$1,224,265	49,207	$22,352
Guggenheim Ultra Short Duration Fund — Institutional Class	2,352,432	1,438,020	(2,950,000)	(234)	(8,424)	831,794	83,850	18,104
	$3,741,980	$2,875,397	$(4,550,000)	$(178)	$(11,140)	$2,056,059		$40,456

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $232,949 of securities loaned (cost $3,711,723)	$3,747,376
Investments in affiliated issuers, at value (cost $2,050,612)	2,056,059
Repurchase agreements, at value (cost $1,318,009)	1,318,009
Cash	27
Unrealized appreciation on OTC swap agreements	227,125
Receivables:
Fund shares sold	1,111,916
Dividends	3,523
Swap settlement	2,317
Securities lending income	344
Interest	58
Total assets	8,466,754

Liabilities:
Segregated cash due to broker	120,000
Payable for:
Return of securities lending collateral	239,237
Fund shares redeemed	99,752
Management fees	4,963
Securities purchased	2,056
Investor service fees	1,428
Transfer agent and administrative fees	1,251
Portfolio accounting fees	571
Trustees’ fees*	64
Miscellaneous	12,432
Total liabilities	481,754
Commitments and contingent liabilities (Note 11)	—
Net assets	$7,985,000

Net assets consist of:
Paid in capital	$7,719,379
Total distributable earnings (loss)	265,621
Net assets	$7,985,000
Capital shares outstanding	91,229
Net asset value per share	$87.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $7)	$14,506
Dividends from securities of affiliated issuers	40,456
Interest	7,663
Income from securities lending, net	1,980
Total investment income	64,605

Expenses:
Management fees	77,872
Investor service fees	21,631
Transfer agent and administrative fees	27,507
Professional fees	14,959
Portfolio accounting fees	8,652
Trustees’ fees*	1,401
Custodian fees	1,204
Interest expense	30
Miscellaneous	1,927
Total expenses	155,183
Less:
Expenses reimbursed by Adviser	(2,179)
Expenses waived by Adviser	(4,980)
Total waived/reimbursed expenses	(7,159)
Net expenses	148,024
Net investment loss	(83,419)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,232)
Investments in affiliated issuers	(178)
Swap agreements	1,641,376
Futures contracts	(15,977)
Net realized gain	1,623,989
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	34,782
Investments in affiliated issuers	(11,140)
Swap agreements	208,857
Net change in unrealized appreciation (depreciation)	232,499
Net realized and unrealized gain	1,856,488
Net increase in net assets resulting from operations	$1,773,069

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(83,419)	$(50,267)
Net realized gain on investments	1,623,989	2,093,595
Net change in unrealized appreciation (depreciation) on investments	232,499	37,639
Net increase in net assets resulting from operations	1,773,069	2,080,967

Distributions to shareholders	(1,625,256)	(148,557)

Capital share transactions:
Proceeds from sale of shares	21,435,557	27,542,995
Distributions reinvested	1,625,256	148,557
Cost of shares redeemed	(26,507,249)	(23,685,229)
Net increase (decrease) from capital share transactions	(3,446,436)	4,006,323
Net increase (decrease) in net assets	(3,298,623)	5,938,733

Net assets:
Beginning of year	11,283,623	5,344,890
End of year	$7,985,000	$11,283,623

Capital share activity:
Shares sold	217,271	412,440
Shares issued from reinvestment of distributions	18,583	2,515
Shares redeemed	(270,189)	(357,968)
Net increase (decrease) in shares	(34,335)	56,987

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$89.86	$77.94	$57.58	$74.58	$64.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.67)	.41	.34	(.14)
Net gain (loss) on investments (realized and unrealized)	18.02	15.02	19.95	(13.90)	12.71
Total from investment operations	17.06	14.35	20.36	(13.56)	12.57
Less distributions from:
Net investment income	(.07)	—	—	—	—
Net realized gains	(19.32)	(2.43)	—	(3.44)	(2.02)
Total distributions	(19.39)	(2.43)	—	(3.44)	(2.02)
Net asset value, end of period	$87.53	$89.86	$77.94	$57.58	$74.58

Total Return[b]	19.00%	20.04%	35.36%	(19.57%)	20.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,985	$11,284	$5,345	$6,473	$9,070
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(1.01%)	0.58%	0.45%	(0.21%)
Total expenses[c]	1.79%	1.92%	1.92%	1.82%	1.80%
Net expenses[d]	1.71%	1.85%	1.85%	1.81%	1.80%
Portfolio turnover rate	99%	148%	127%	268%	234%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -18.51%, while the Russell 2000 Index returned 14.82% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Financials, Industrials, and Consumer Discretionary. The only sector to detract from return of the underlying index for the period was Health Care.

GameStop Corp. - Class A, Avis Budget Group, Inc., and Synaptics, Inc. contributed the most to performance of the underlying index for 2021. BridgeBio Pharma, Inc., Invitae Corp., and Allakos, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

136 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	19.5%
Guggenheim Strategy Fund II	18.6%
Total	38.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(18.51%)	(15.51%)	(15.89%)
Russell 2000 Index	14.82%	12.02%	14.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	December 31, 2021
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 38.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	6,762	$67,082
Guggenheim Strategy Fund II1	2,575	64,060
Total Mutual Funds
(Cost $128,416)		131,142

	Face Amount
U.S. TREASURY BILLS†† - 2.0%
U.S. Treasury Bills
0.04% due 01/06/22[2]	$7,000	7,000
Total U.S. Treasury Bills
(Cost $7,000)		7,000

	Face Amount	Value
REPURCHASE AGREEMENTS††,3 - 64.1%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[4]	$123,371	$123,371
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[4]	51,023	51,023
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[4]	46,384	46,384
Total Repurchase Agreements
(Cost $220,778)		220,778

Total Investments - 104.2%
(Cost $356,194)		$358,920
Other Assets & Liabilities, net - (4.2)%		(14,585)
Total Net Assets - 100.0%		$344,335

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	Pay	(0.45)% (U.S. Secured Overnight Financing Rate - 0.50%)	At Maturity	01/26/22	16	$35,009	$(1,335)
BNP Paribas	Russell 2000 Index	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	01/27/22	29	65,317	(1,458)
Goldman Sachs International	Russell 2000 Index	Receive	0.03% (Federal Funds Rate - 0.05%)	At Maturity	01/27/22	110	246,168	(3,024)
							$346,494	$(5,817)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
plc — Public Limited Company

See Sector Classification in Other Information section.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$131,142	$—	$—	$131,142
U.S. Treasury Bills	—	7,000	—	7,000
Repurchase Agreements	—	220,778	—	220,778
Total Assets	$131,142	$227,778	$—	$358,920

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$5,817	$—	$5,817

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$73,033	$241,251	$(250,000)	$282	$(506)	$64,060	2,575	$1,255
Guggenheim Ultra Short Duration Fund — Institutional Class	76,710	240,862	(250,000)	85	(575)	67,082	6,762	862
	$149,743	$482,113	$(500,000)	$367	$(1,081)	$131,142		$2,117

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $7,000)	$7,000
Investments in affiliated issuers, at value (cost $128,416)	131,142
Repurchase agreements, at value (cost $220,778)	220,778
Receivables:
Fund shares sold	98,670
Dividends	134
Total assets	457,724

Liabilities:
Overdraft due to custodian bank	2,000
Unrealized depreciation on OTC swap agreements	5,817
Payable for:
Fund shares redeemed	88,101
Swap settlement	15,949
Management fees	322
Securities purchased	142
Investor service fees	94
Transfer agent and administrative fees	82
Portfolio accounting fees	37
Trustees’ fees*	4
Miscellaneous	841
Total liabilities	113,389
Commitments and contingent liabilities (Note 11)	—
Net assets	$344,335

Net assets consist of:
Paid in capital	$8,159,043
Total distributable earnings (loss)	(7,814,708)
Net assets	$344,335
Capital shares outstanding	11,433
Net asset value per share	$30.12

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$2,117
Interest	123
Total investment income	2,240

Expenses:
Management fees	4,329
Investor service fees	1,202
Transfer agent and administrative fees	1,546
Professional fees	625
Portfolio accounting fees	481
Trustees’ fees*	85
Custodian fees	68
Miscellaneous	262
Total expenses	8,598
Less:
Expenses reimbursed by Adviser	(126)
Expenses waived by Adviser	(231)
Total waived/reimbursed expenses	(357)
Net expenses	8,241
Net investment loss	(6,001)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	367
Swap agreements	(149,671)
Futures contracts	(3,607)
Net realized loss	(152,911)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1)
Investments in affiliated issuers	(1,081)
Swap agreements	(5,835)
Net change in unrealized appreciation (depreciation)	(6,917)
Net realized and unrealized loss	(159,828)
Net decrease in net assets resulting from operations	$(165,829)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,001)	$(12,877)
Net realized loss on investments	(152,911)	(810,673)
Net change in unrealized appreciation (depreciation) on investments	(6,917)	3,416
Net decrease in net assets resulting from operations	(165,829)	(820,134)

Distributions to shareholders	—	(9,218)

Capital share transactions:
Proceeds from sale of shares	11,317,875	32,339,554
Distributions reinvested	—	9,218
Cost of shares redeemed	(11,181,212)	(31,758,192)
Net increase from capital share transactions	136,663	590,580
Net decrease in net assets	(29,166)	(238,772)

Net assets:
Beginning of year	373,501	612,273
End of year	$344,335	$373,501

Capital share activity:
Shares sold	358,949	598,355
Shares issued from reinvestment of distributions	—	182
Shares redeemed	(357,622)	(599,808)
Net increase (decrease) in shares	1,327	(1,271)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$36.96	$53.82	$68.28	$61.44	$71.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.57)	.46	.31	(.51)
Net gain (loss) on investments (realized and unrealized)	(6.45)	(15.89)	(14.50)	6.53	(9.09)
Total from investment operations	(6.84)	(16.46)	(14.04)	6.84	(9.60)
Less distributions from:
Net investment income	—	(.40)	(.42)	—	—
Total distributions	—	(.40)	(.42)	—	—
Net asset value, end of period	$30.12	$36.96	$53.82	$68.28	$61.44

Total Return[b]	(18.51%)	(30.81%)	(20.62%)	11.13%	(13.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$344	$374	$612	$3,782	$923
Ratios to average net assets:
Net investment income (loss)	(1.25%)	(1.05%)	0.76%	0.51%	(0.74%)
Total expenses[c]	1.79%	1.93%	1.93%	1.83%	1.80%
Net expenses[d]	1.71%	1.87%	1.85%	1.82%	1.80%
Portfolio turnover rate	250%	275%	164%	287%	445%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 40.59% while the Dow Jones Industrial Average Index returned 20.95% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Financials, Information Technology, and Consumer Discretionary. The only sector to detract from return of the underlying index for the period was Communication Services.

Home Depot, Inc., UnitedHealth Group, Inc., and Goldman Sachs Group, Inc. contributed the most to performance of the underlying index for 2021. Walt Disney Co., Verizon Communications, Inc., and Boeing Co. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	8.2%
UnitedHealth Group, Inc.	6.1%
Home Depot, Inc.	5.0%
Goldman Sachs Group, Inc.	4.6%
Microsoft Corp.	4.1%
McDonald’s Corp.	3.2%
salesforce.com, Inc.	3.1%
Guggenheim Strategy Fund II	2.8%
Amgen, Inc.	2.7%
Visa, Inc. — Class A	2.6%
Top Ten Total	42.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	40.59%	23.46%	23.10%
Dow Jones Industrial Average Index	20.95%	15.51%	14.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

144 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 66.4%

Consumer, Non-cyclical - 14.4%
UnitedHealth Group, Inc.	2,395	$1,202,625
Amgen, Inc.	2,395	538,803
Johnson & Johnson	2,395	409,713
Procter & Gamble Co.	2,395	391,774
Merck & Company, Inc.	2,395	183,553
Coca-Cola Co.	2,395	141,808
Total Consumer, Non-cyclical		2,868,276

Financial - 13.0%
Goldman Sachs Group, Inc.	2,395	916,207
Visa, Inc. — Class A	2,395	519,020
American Express Co.	2,395	391,822
JPMorgan Chase & Co.	2,395	379,249
Travelers Companies, Inc.	2,395	374,650
Total Financial		2,580,948

Consumer, Cyclical - 12.6%
Home Depot, Inc.	2,395	993,949
McDonald’s Corp.	2,395	642,028
NIKE, Inc. — Class B	2,395	399,175
Walmart, Inc.	2,395	346,532
Walgreens Boots Alliance, Inc.	2,395	124,923
Total Consumer, Cyclical		2,506,607

Technology - 11.5%
Microsoft Corp.	2,395	805,487
salesforce.com, Inc.*	2,395	608,641
Apple, Inc.	2,395	425,280
International Business Machines Corp.	2,395	320,116
Intel Corp.	2,395	123,342
Total Technology		2,282,866

Industrial - 9.6%
Honeywell International, Inc.	2,395	499,382
Caterpillar, Inc.	2,395	495,142
Boeing Co.*	2,395	482,161
3M Co.	2,395	425,424
Total Industrial		1,902,109

Communications - 3.2%
Walt Disney Co.*	2,395	370,962
Cisco Systems, Inc.	2,395	151,771
Verizon Communications, Inc.	2,395	124,444
Total Communications		647,177

Energy - 1.4%
Chevron Corp.	2,395	281,053

Basic Materials - 0.7%
Dow, Inc.	2,395	135,845

Total Common Stocks
(Cost $11,323,782)		13,204,881

MUTUAL FUNDS† - 11.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	163,986	1,626,744
Guggenheim Strategy Fund II1	22,832	568,050
Total Mutual Funds
(Cost $2,177,748)		2,194,794

	Face Amount
U.S. TREASURY BILLS†† - 5.3%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	$1,000,000	999,557
0.04% due 01/06/22[3,4]	54,000	54,000
Total U.S. Treasury Bills
(Cost $1,053,628)		1,053,557

REPURCHASE AGREEMENTS††,5 - 16.0%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[2]	1,781,305	1,781,305
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[2]	736,695	736,695
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[2]	669,722	669,722
Total Repurchase Agreements
(Cost $3,187,722)		3,187,722

Total Investments - 98.8%
(Cost $17,742,880)		$19,640,954
Other Assets & Liabilities, net - 1.2%		240,649
Total Net Assets - 100.0%		$19,881,603

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	9	Mar 2022	$1,630,350	$29,899

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
DOW 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	Pay	0.55% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	01/26/22	271	$9,851,757	$215,658
BNP Paribas	Dow Jones Industrial Average Index	Pay	0.63% (Federal Funds Rate + 0.55%)	At Maturity	01/27/22	415	15,083,443	88,055
							$24,935,200	$303,713

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,204,881	$—	$—	$13,204,881
Mutual Funds	2,194,794	—	—	2,194,794
U.S. Treasury Bills	—	1,053,557	—	1,053,557
Repurchase Agreements	—	3,187,722	—	3,187,722
Equity Futures Contracts**	29,899	—	—	29,899
Equity Index Swap Agreements**	—	303,713	—	303,713
Total Assets	$15,429,574	$4,544,992	$—	$19,974,566

**	This derivative is reported as unrealized appreciation/depreciation at period end.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,308,169	$356,780	$(3,100,000)	$43,108	$(40,007)	$568,050	22,832	$22,064
Guggenheim Ultra Short Duration Fund — Institutional Class	3,296,696	3,435,891	(5,100,000)	17,735	(23,578)	1,626,744	163,986	15,984
	$6,604,865	$3,792,671	$(8,200,000)	$60,843	$(63,585)	$2,194,794		$38,048

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $12,377,410)	$14,258,438
Investments in affiliated issuers, at value (cost $2,177,748)	2,194,794
Repurchase agreements, at value (cost $3,187,722)	3,187,722
Segregated cash with broker	22,770
Unrealized appreciation on OTC swap agreements	303,713
Receivables:
Fund shares sold	76,782
Dividends	4,152
Interest	3
Total assets	20,048,374

Liabilities:
Payable for:
Fund shares redeemed	70,692
Swap settlement	42,913
Management fees	11,047
Investor service fees	3,165
Transfer agent and administrative fees	2,772
Variation margin on futures contracts	2,745
Securities purchased	2,159
Portfolio accounting fees	1,266
Trustees’ fees*	139
Miscellaneous	29,873
Total liabilities	166,771
Commitments and contingent liabilities (Note 11)	—
Net assets	$19,881,603

Net assets consist of:
Paid in capital	$17,625,397
Total distributable earnings (loss)	2,256,206
Net assets	$19,881,603
Capital shares outstanding	95,655
Net asset value per share	$207.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$167,190
Dividends from securities of affiliated issuers	38,048
Interest	1,123
Total investment income	206,361

Expenses:
Management fees	137,964
Investor service fees	38,323
Transfer agent and administrative fees	47,892
Professional fees	17,804
Portfolio accounting fees	15,329
Trustees’ fees*	2,223
Custodian fees	2,089
Line of credit fees	63
Miscellaneous	10,988
Total expenses	272,675
Less:
Expenses reimbursed by Adviser	(4,601)
Expenses waived by Adviser	(4,310)
Total waived/reimbursed expenses	(8,911)
Net expenses	263,764
Net investment loss	(57,403)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(52,901)
Investments in affiliated issuers	60,843
Swap agreements	3,281,344
Futures contracts	326,019
Net realized gain	3,615,305
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,262,021
Investments in affiliated issuers	(63,585)
Swap agreements	133,724
Futures contracts	22,089
Net change in unrealized appreciation (depreciation)	1,354,249
Net realized and unrealized gain	4,969,554
Net increase in net assets resulting from operations	$4,912,151

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(57,403)	$(57,889)
Net realized gain (loss) on investments	3,615,305	(462,515)
Net change in unrealized appreciation (depreciation) on investments	1,354,249	461,578
Net increase (decrease) in net assets resulting from operations	4,912,151	(58,826)

Distributions to shareholders	—	(1,605,976)

Capital share transactions:
Proceeds from sale of shares	90,643,185	155,052,801
Distributions reinvested	—	1,605,976
Cost of shares redeemed	(89,926,680)	(156,260,037)
Net increase from capital share transactions	716,505	398,740
Net increase (decrease) in net assets	5,628,656	(1,266,062)

Net assets:
Beginning of year	14,252,947	15,519,009
End of year	$19,881,603	$14,252,947

Capital share activity:
Shares sold	481,953	1,248,400
Shares issued from reinvestment of distributions	—	13,989
Shares redeemed	(482,709)	(1,260,965)
Net increase (decrease) in shares	(756)	1,424

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$147.84	$163.38	$111.50	$171.44	$110.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.68)	(.53)	.91	1.01	.25
Net gain (loss) on investments (realized and unrealized)	60.69	(.73)	51.94	(18.55)	63.43
Total from investment operations	60.01	(1.26)	52.85	(17.54)	63.68
Less distributions from:
Net investment income	—	(.92)	(.97)	(.36)	(.06)
Net realized gains	—	(13.36)	—	(42.04)	(2.26)
Total distributions	—	(14.28)	(.97)	(42.40)	(2.32)
Net asset value, end of period	$207.85	$147.84	$163.38	$111.50	$171.44

Total Return[b]	40.59%	1.73%	47.47%	(14.23%)	58.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,882	$14,253	$15,519	$14,209	$23,319
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.42%)	0.65%	0.65%	0.18%
Total expenses[c]	1.78%	1.91%	1.91%	1.80%	1.81%
Net expenses[d]	1.72%	1.85%	1.84%	1.80%	1.81%
Portfolio turnover rate	489%	607%	256%	362%	256%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -35.33% while the Dow Jones Industrial Average Index returned 20.95% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Financials, Information Technology, and Consumer Discretionary. The only sector to detract from return of the underlying index for the period was Communication Services.

Home Depot, Inc., UnitedHealth Group, Inc., and Goldman Sachs Group, Inc. contributed the most to performance of the underlying index for 2021. Walt Disney Co., Verizon Communications, Inc., and Boeing Co. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	20.4%
Guggenheim Strategy Fund II	20.0%
Total	40.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(35.33%)	(32.63%)	(29.44%)
Dow Jones Industrial Average Index	20.95%	15.51%	14.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

152 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
INVERSE DOW 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 40.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	67,671	$671,291
Guggenheim Strategy Fund II1	26,395	656,701
Total Mutual Funds
(Cost $1,315,551)		1,327,992

	Face Amount
U.S. TREASURY BILLS†† - 15.8%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	$500,000	499,779
0.04% due 01/06/22[3]	18,000	18,000
Total U.S. Treasury Bills
(Cost $517,811)		517,779

FEDERAL AGENCY DISCOUNT NOTES†† - 7.6%
Federal Home Loan Bank
0.03% due 01/07/22[3]	250,000	249,999
Total Federal Agency Discount Notes
(Cost $249,999)		249,999

	Face Amount	Value
REPURCHASE AGREEMENTS††,4 - 38.9%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[2]	$712,765	$712,765
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[2]	294,778	294,778
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[2]	267,980	267,980
Total Repurchase Agreements
(Cost $1,275,523)		1,275,523

Total Investments - 102.7%
(Cost $3,358,884)		$3,371,293
Other Assets & Liabilities, net - (2.7)%		(88,428)
Total Net Assets - 100.0%		$3,282,865

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Dow Jones Industrial Average Index	Receive	0.23% (Federal Funds Rate + 0.15%)	At Maturity	01/27/22	57	$2,067,489	$(20,488)
Barclays Bank plc	Dow Jones Industrial Average Index	Receive	0.30% (U.S. Secured Overnight Financing Rate + 0.25%)	At Maturity	01/26/22	123	4,486,312	(98,052)
							$6,553,801	$(118,540)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,327,992	$—	$—	$1,327,992
U.S. Treasury Bills	—	517,779	—	517,779
Federal Agency Discount Notes	—	249,999	—	249,999
Repurchase Agreements	—	1,275,523	—	1,275,523
Total Assets	$1,327,992	$2,043,301	$—	$3,371,293

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$118,540	$—	$118,540

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$454,861	$1,009,560	$(805,000)	$1,897	$(4,617)	$656,701	26,395	$9,560
Guggenheim Ultra Short Duration Fund — Institutional Class	938,935	656,559	(920,000)	925	(5,128)	671,291	67,671	6,574
	$1,393,796	$1,666,119	$(1,725,000)	$2,822	$(9,745)	$1,327,992		$16,134

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $767,810)	$767,778
Investments in affiliated issuers, at value (cost $1,315,551)	1,327,992
Repurchase agreements, at value (cost $1,275,523)	1,275,523
Receivables:
Fund shares sold	98,637
Dividends	1,363
Interest	1
Total assets	3,471,294

Liabilities:
Unrealized depreciation on OTC swap agreements	118,540
Payable for:
Swap settlement	40,256
Fund shares redeemed	16,550
Management fees	2,613
Securities purchased	1,440
Investor service fees	765
Transfer agent and administrative fees	670
Portfolio accounting fees	306
Trustees’ fees*	35
Miscellaneous	7,254
Total liabilities	188,429
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,282,865

Net assets consist of:
Paid in capital	$26,228,669
Total distributable earnings (loss)	(22,945,804)
Net assets	$3,282,865
Capital shares outstanding	71,963
Net asset value per share	$45.62

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$16,134
Interest	578
Total investment income	16,712

Expenses:
Management fees	27,404
Investor service fees	7,612
Transfer agent and administrative fees	9,859
Professional fees	4,378
Portfolio accounting fees	3,045
Trustees’ fees*	570
Custodian fees	430
Miscellaneous	1,063
Total expenses	54,361
Less:
Expenses reimbursed by Adviser	(827)
Expenses waived by Adviser	(1,802)
Total waived/reimbursed expenses	(2,629)
Net expenses	51,732
Net investment loss	(35,020)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	15
Investments in affiliated issuers	2,822
Swap agreements	(1,418,495)
Futures contracts	(42,292)
Net realized loss	(1,457,950)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(36)
Investments in affiliated issuers	(9,745)
Swap agreements	(61,954)
Futures contracts	2,607
Net change in unrealized appreciation (depreciation)	(69,128)
Net realized and unrealized loss	(1,527,078)
Net decrease in net assets resulting from operations	$(1,562,098)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(35,020)	$(32,650)
Net realized loss on investments	(1,457,950)	(2,444,249)
Net change in unrealized appreciation (depreciation) on investments	(69,128)	(33,555)
Net decrease in net assets resulting from operations	(1,562,098)	(2,510,454)

Distributions to shareholders	—	(20,050)

Capital share transactions:
Proceeds from sale of shares	29,026,264	71,582,539
Distributions reinvested	—	20,050
Cost of shares redeemed	(27,611,803)	(68,916,815)
Net increase from capital share transactions	1,414,461	2,685,774
Net increase (decrease) in net assets	(147,637)	155,270

Net assets:
Beginning of year	3,430,502	3,275,232
End of year	$3,282,865	$3,430,502

Capital share activity:
Shares sold	579,392	638,978
Shares issued from reinvestment of distributions	—	209
Shares redeemed	(556,060)	(615,557)
Net increase in shares	23,332	23,630

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019[e]	Year Ended December 31, 2018[e]	Year Ended December 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$70.54	$131.01	$204.97	$202.08	$331.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.34)	.90	1.25	(1.60)
Net gain (loss) on investments (realized and unrealized)	(24.29)	(59.99)	(74.86)	1.64	(127.43)
Total from investment operations	(24.92)	(60.33)	(73.96)	2.89	(129.03)
Less distributions from:
Net investment income	—	(.14)	—	—	—
Total distributions	—	(.14)	—	—	—
Net asset value, end of period	$45.62	$70.54	$131.01	$204.97	$202.08

Total Return[b]	(35.33%)	(45.76%)	(36.08%)	1.43%	(38.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,283	$3,431	$3,275	$2,122	$3,699
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.04%)	0.56%	0.67%	(0.58%)
Total expenses[c]	1.79%	1.92%	1.92%	1.81%	1.81%
Net expenses[d]	1.70%	1.86%	1.86%	1.80%	1.81%
Portfolio turnover rate	116%	616%	427%	524%	915%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:5 reverse share split effective August 24, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, the Government Long Bond 1.2x Strategy Fund Investor Class returned -7.49%.

The Price Movement of the Long Treasury Bond was -6.11% for the period.

The return of a comparison index, the Bloomberg U.S. Long Treasury Index was -4.65%.

As prices of long-term Treasury bonds fell over the period, their yields rose, from 1.65% to 1.90%, but not in a straight line. Beginning 2021 at its lowest level of the year, the 30-year Treasury yield rose to its period high of 2.45% in March as the economy emerged quicker than expected from the COVID shock and investors shifted from Treasuries to higher-yielding corners of the market. The yield declined through the summer, as economic growth forecasts slipped on concerns about the Delta variant, labor shortages, and supply-chain issues, and markets adopted the Fed’s view that inflation would be transitory. Yields bumped up over 2% in October as inflation fears continued to grip the markets, but fell dramatically in November to lows experienced earlier in the year, as the gap between long-term and short-term government bond yields narrowed. Short-term rates jumped when markets realized the Fed might have to raise rates faster and sooner, while long term yields fell on concern about the Omicron variant’s effect on the strength of the economy, flattening the yield curve. In December, the Fed signaled a more aggressive unwinding of its monthly bond buying and markets began anticipating multiple rate hikes in 2022, as it grapples with the highest levels of inflation in nearly four decades, which lifted the 30-year Treasury yield to 1.90% by the end of the year.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

158 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	45.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	17.4%
Guggenheim Strategy Fund II	11.6%
Total	74.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	(7.49%)	6.46%	3.91%
Price Movement of Long Treasury Bond**	(6.11%)	4.65%	1.71%
Bloomberg U.S. Long Treasury Index	(4.65%)	6.54%	4.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	December 31, 2021
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 29.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	216,689	$2,151,720
Guggenheim Strategy Fund II1	57,454	1,430,596
Total Mutual Funds
(Cost $3,560,481)		3,582,316

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 45.1%
U.S. Treasury Bonds
1.88% due 11/15/51	$5,600,000	5,582,500
Total U.S. Government Securities
(Cost $5,409,844)		5,582,500

FEDERAL AGENCY NOTES†† - 8.7%
Fannie Mae
2.00% due 01/05/22	1,081,000	1,081,114
Total Federal Agency Notes
(Cost $1,081,188)		1,081,114

U.S. TREASURY BILLS†† - 1.2%
U.S. Treasury Bills
0.04% due 01/06/22[2,3]	150,000	150,000
Total U.S. Treasury Bills
(Cost $149,999)		150,000

	Face Amount	Value
REPURCHASE AGREEMENTS††,4 - 15.5%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$1,068,376	$1,068,376
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	441,848	441,848
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	401,680	401,680
Total Repurchase Agreements
(Cost $1,911,904)		1,911,904

Total Investments - 99.5%
(Cost $12,113,416)		$12,307,834
Other Assets & Liabilities, net - 0.5%		64,970
Total Net Assets - 100.0%		$12,372,804

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	53	Mar 2022	$10,445,969	$58,547

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,582,316	$—	$—	$3,582,316
U.S. Government Securities	—	5,582,500	—	5,582,500
Federal Agency Notes	—	1,081,114	—	1,081,114
U.S. Treasury Bills	—	150,000	—	150,000
Repurchase Agreements	—	1,911,904	—	1,911,904
Interest Rate Futures Contracts**	58,547	—	—	58,547
Total Assets	$3,640,863	$8,725,518	$—	$12,366,381

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,416,232	$3,414,910	$(3,400,000)	$13,663	$(14,209)	$1,430,596	57,454	$14,952
Guggenheim Ultra Short Duration Fund — Institutional Class	1,643,816	6,158,800	(5,650,000)	20,916	(21,812)	2,151,720	216,689	8,785
	$3,060,048	$9,573,710	$(9,050,000)	$34,579	$(36,021)	$3,582,316		$23,737

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $6,641,031)	$6,813,614
Investments in affiliated issuers, at value (cost $3,560,481)	3,582,316
Repurchase agreements, at value (cost $1,911,904)	1,911,904
Segregated cash with broker	240,750
Receivables:
Securities sold	797,500
Fund shares sold	96,611
Variation margin on futures contracts	90,318
Interest	28,104
Dividends	1,642
Total assets	13,562,759

Liabilities:
Payable for:
Fund shares redeemed	1,146,802
Management fees	6,129
Investor service fees	3,149
Transfer agent and administrative fees	2,758
Securities purchased	1,844
Portfolio accounting fees	1,260
Trustees’ fees*	143
Miscellaneous	27,870
Total liabilities	1,189,955
Commitments and contingent liabilities (Note 11)	—
Net assets	$12,372,804

Net assets consist of:
Paid in capital	$25,850,547
Total distributable earnings (loss)	(13,477,743)
Net assets	$12,372,804
Capital shares outstanding	322,833
Net asset value per share	$38.33

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$23,737
Interest	200,227
Total investment income	223,964

Expenses:
Management fees	64,068
Investor service fees	32,034
Transfer agent and administrative fees	35,355
Professional fees	13,660
Portfolio accounting fees	12,814
Trustees’ fees*	2,511
Custodian fees	2,047
Line of credit fees	482
Miscellaneous	3,373
Total expenses	166,344
Less:
Expenses waived by Adviser	(2,403)
Net expenses	163,941
Net investment income	60,023

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,767,615)
Investments in affiliated issuers	34,579
Futures contracts	(853,098)
Net realized loss	(2,586,134)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	111,348
Investments in affiliated issuers	(36,021)
Futures contracts	61,539
Net change in unrealized appreciation (depreciation)	136,866
Net realized and unrealized loss	(2,449,268)
Net decrease in net assets resulting from operations	$(2,389,245)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$60,023	$12,524
Net realized loss on investments	(2,586,134)	(1,499,921)
Net change in unrealized appreciation (depreciation) on investments	136,866	258,819
Net decrease in net assets resulting from operations	(2,389,245)	(1,228,578)

Distributions:
Distributions to shareholders	(43,932)	(13,020)
Return of capital	—	(16,202)
Total distributions	(43,932)	(29,222)

Capital share transactions:
Proceeds from sale of shares	129,964,059	423,159,024
Distributions reinvested	43,932	29,222
Cost of shares redeemed	(130,673,587)	(416,811,935)
Net increase (decrease) from capital share transactions	(665,596)	6,376,311
Net increase (decrease) in net assets	(3,098,773)	5,118,511

Net assets:
Beginning of year	15,471,577	10,353,066
End of year	$12,372,804	$15,471,577

Capital share activity:
Shares sold	3,568,192	9,798,142
Shares issued from reinvestment of distributions	1,193	760
Shares redeemed	(3,618,542)	(9,730,041)
Net increase (decrease) in shares	(49,157)	68,861

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$41.59	$34.15	$29.60	$31.79	$29.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.02	.39	.46	.38
Net gain (loss) on investments (realized and unrealized)	(3.29)	7.48 [e]	4.55	(2.16)	2.43
Total from investment operations	(3.12)	7.50	4.94	(1.70)	2.81
Less distributions from:
Net investment income	(.14)	(.03)	(.39)	(.46)	(.38)
Net realized gains	—	—	—	(.03)	—
Return of capital	—	(.03)	—	—	—
Total distributions	(.14)	(.06)	(.39)	(.49)	(.38)
Net asset value, end of period	$38.33	$41.59	$34.15	$29.60	$31.79

Total Return[b]	(7.49%)	21.96%	16.78%	(5.32%)	9.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,373	$15,472	$10,353	$13,436	$11,617
Ratios to average net assets:
Net investment income (loss)	0.47%	0.06%	1.19%	1.58%	1.24%
Total expenses[c]	1.30%	1.43%	1.41%	1.32%	1.30%
Net expenses[d]	1.28%	1.40%	1.38%	1.32%	1.30%
Portfolio turnover rate	1,382%	1,887%	2,060%	2,292%	2,055%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases for fund shares in relation to fluctuating market value of the investments of the Fund.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, the Inverse Government Long Bond Strategy Fund Investor Class returned 0.97%.

The Price Movement of the Long Treasury Bond was -6.11% for the period.

The return of a comparison index, the Bloomberg U.S. Long Treasury Index was -4.65%.

As prices of long-term Treasury bonds fell over the period, their yields rose, from 1.66% to 1.90%, but not in a straight line. Beginning 2021 at its lowest level of the year, the 30-year Treasury yield rose to its period high of 2.45% in March as the economy emerged quicker than expected from the COVID shock and investors shifted from Treasuries to higher-yielding corners of the market. The yield declined through the summer, as economic growth forecasts slipped on concerns about the Delta variant, labor shortages, and supply-chain issues, and markets adopted the Fed’s view that inflation would be transitory. Yields bumped up over 2% in October as inflation fears continued to grip the markets, but fell dramatically in November to lows experienced earlier in the year, as the gap between long-term and short-term government bond yields narrowed. Short-term rates jumped when markets realized the Fed might have to raise rates faster and sooner, while long term yields fell on concern about the Omicron variant’s effect on the strength of the economy, flattening the yield curve. In December, the Fed signaled a more aggressive unwinding of its monthly bond buying and markets began anticipating multiple rate hikes in 2022, as it grapples with the highest levels of inflation in nearly four decades, which lifted the 30-year Treasury yield to 1.90% by the end of the year.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 165

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	39.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	39.7%
Total	79.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	0.97%	(8.16%)	(6.54%)
Price Movement of Long Treasury Bond**	(6.11%)	4.65%	1.71%
Bloomberg U.S. Long Treasury Index	(4.65%)	6.54%	4.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

166 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 79.6%
Guggenheim Strategy Fund II1	53,614	$1,334,993
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	133,848	1,329,112
Total Mutual Funds
(Cost $2,668,014)		2,664,105

	Face Amount
FEDERAL AGENCY NOTES†† - 3.0%
Federal Farm Credit Bank
0.10% (U.S. Secured Overnight Financing Rate + 0.05%, Rate Floor: 0.00%) due 02/17/23[2]	$100,000	100,018
Total Federal Agency Notes
(Cost $99,820)		100,018

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
0.04% due 01/06/22[3,4]	26,000	26,000
Total U.S. Treasury Bills
(Cost $26,000)		26,000

REPURCHASE AGREEMENTS†† - 201.8%
Individual Repurchase Agreements[5]
Mizuho Securities USA LLC issued 12/31/21 at (0.15)% due 01/03/22 (secured by a U.S. Treasury Bond, at a rate of 1.88% and maturing 11/15/51 as collateral, with a value of $3,375,695) to be repurchased at $3,309,463	3,309,505	3,309,505
Barclays Capital, Inc. issued 12/31/21 at (0.15)% due 01/03/22 (secured by a U.S. Treasury Bond, at a rate of 1.88% and maturing 11/15/51 as collateral, with a value of $1,193,400) to be repurchased at $1,169,985	1,170,000	1,170,000

	Face Amount	Value
Joint Repurchase Agreements[6]
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$1,272,611	$1,272,611
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	526,314	526,314
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	478,467	478,467
Total Repurchase Agreements
(Cost $6,756,897)		6,756,897

Total Investments - 285.2%
(Cost $9,550,731)		9,547,020

U.S. Government Securities Sold Short†† - (137.0)%
U.S. Treasury Bonds
1.88% due 11/15/51	4,600,000	(4,585,625)
Total U.S. Government Securities Sold Short
(Proceeds $4,534,199)		$(4,585,625)
Other Assets & Liabilities, net - (48.2)%		(1,612,962)
Total Net Assets - 100.0%		$3,348,433

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	4	Mar 2022	$788,375	$8,460

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as short security collateral at December 31, 2021.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,664,105	$—	$—	$2,664,105
Federal Agency Notes	—	100,018	—	100,018
U.S. Treasury Bills	—	26,000	—	26,000
Repurchase Agreements	—	6,756,897	—	6,756,897
Interest Rate Futures Contracts**	8,460	—	—	8,460
Total Assets	$2,672,565	$6,882,915	$—	$9,555,480

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities Sold Short	$—	$4,585,625	$—	$4,585,625

**	This derivative is reported as unrealized appreciation/depreciation at period end.

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$523,908	$1,765,562	$(950,000)	$(646)	$(3,831)	$1,334,993	53,614	$15,525
Guggenheim Ultra Short Duration Fund — Institutional Class	503,804	3,583,540	(2,750,000)	(3,112)	(5,120)	1,329,112	133,848	13,501
	$1,027,712	$5,349,102	$(3,700,000)	$(3,758)	$(8,951)	$2,664,105		$29,026

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $125,820)	$126,018
Investments in affiliated issuers, at value (cost $2,668,014)	2,664,105
Repurchase agreements, at value (cost $6,756,897)	6,756,897
Receivables:
Fund shares sold	128,783
Dividends	2,734
Total assets	9,678,537

Liabilities:
Securities sold short, at value (proceeds $4,534,199)	4,585,625
Payable for:
Fund shares redeemed	1,709,707
Interest payable on short sales	11,198
Variation margin on futures contracts	4,816
Management fees	3,819
Securities purchased	2,893
Investor service fees	1,139
Transfer agent and administrative fees	998
Portfolio accounting fees	456
Trustees’ fees*	52
Miscellaneous	9,401
Total liabilities	6,330,104
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,348,433

Net assets consist of:
Paid in capital	$10,836,254
Total distributable earnings (loss)	(7,487,821)
Net assets	$3,348,433
Capital shares outstanding	49,435
Net asset value per share	$67.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$29,026
Interest	1,533
Total investment income	30,559

Expenses:
Management fees	56,319
Investor service fees	15,644
Transfer agent and administrative fees	18,931
Interest expense	107,740
Professional fees	7,855
Portfolio accounting fees	6,258
Custodian fees	826
Trustees’ fees*	656
Miscellaneous	2,348
Total expenses	216,577
Less:
Expenses reimbursed by Adviser	(1,672)
Expenses waived by Adviser	(3,701)
Total waived/reimbursed expenses	(5,373)
Net expenses	211,204
Net investment loss	(180,645)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,251)
Investments in affiliated issuers	(3,758)
Investments sold short	438,812
Futures contracts	(250,579)
Net realized gain	183,224
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	196
Investments in affiliated issuers	(8,951)
Investments sold short	(62,737)
Futures contracts	4,662
Net change in unrealized appreciation (depreciation)	(66,830)
Net realized and unrealized gain	116,394
Net decrease in net assets resulting from operations	$(64,251)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(180,645)	$(62,913)
Net realized gain (loss) on investments	183,224	(78,796)
Net change in unrealized appreciation (depreciation) on investments	(66,830)	(44,186)
Net decrease in net assets resulting from operations	(64,251)	(185,895)

Distributions to shareholders	—	(8,507)

Capital share transactions:
Proceeds from sale of shares	94,566,480	68,251,100
Distributions reinvested	—	8,507
Cost of shares redeemed	(93,801,820)	(67,799,247)
Net increase from capital share transactions	764,660	460,360
Net increase in net assets	700,409	265,958

Net assets:
Beginning of year	2,648,024	2,382,066
End of year	$3,348,433	$2,648,024

Capital share activity:
Shares sold	1,275,434	1,034,768
Shares issued from reinvestment of distributions	—	135
Shares redeemed	(1,265,473)	(1,023,365)
Net increase in shares	9,961	11,538

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$67.08	$85.27	$98.33	$94.75	$104.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.10)	(1.48)	.26	(.64)	(1.88)
Net gain (loss) on investments (realized and unrealized)	2.75	(16.51)	(13.32)	4.22	(7.37)
Total from investment operations	.65	(17.99)	(13.06)	3.58	(9.25)
Less distributions from:
Net investment income	—	(.20)	—	—	—
Total distributions	—	(.20)	—	—	—
Net asset value, end of period	$67.73	$67.08	$85.27	$98.33	$94.75

Total Return[b]	0.97%	(21.09%)	(13.28%)	3.79%	(8.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,348	$2,648	$2,382	$4,426	$4,676
Ratios to average net assets:
Net investment income (loss)	(2.89%)	(2.23%)	0.29%	(0.63%)	(1.89%)
Total expenses[c]	3.46%	3.01%	3.58%	4.31%	4.00%
Net expenses[d,e]	3.38%	2.97%	3.49%	4.30%	4.00%
Portfolio turnover rate	1,451%	2,529%	966%	907%	2,300%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses related to short sales. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.65%	1.83%	1.79%	1.75%	1.75%

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended December 31, 2021, High Yield Strategy Fund Investor Class returned 1.68%. For comparison, the Bloomberg U.S. Corporate High Yield Index returned 5.28% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The high yield market recorded its best monthly performance of the year in December following a couple of negative months, as some concerns around the severity of Omicron decreased. The high yield market rallied over the year, ending with seven consecutive quarters of positive returns. The unprecedented and ongoing policy response to Covid-19 has accelerated the progression of the credit cycle characterized by strong earnings growth, low default volumes, upward ratings migration, and tight spreads. However, near-term downside risks emerged towards the end of the period due to the continued spread of Covid-19, increasing concerns about inflation, and a hawkish shift in monetary policy by the Federal Reserve.

U.S. high yield new issuance volume totaled a record $480 billion for the year, up 7% annually driven by the strong first quarter. About 60% of the year’s new issuance was for refinancing existing debt. Fund flow estimates indicate $13 billion of outflows from high yield mutual funds and ETFs, which did not have a material impact on the market. The high-yield default rate ended the year at 0.4%, down dramatically from the recent high of 7% and well below its longer-term average. Easy lending and improving fundamentals continue to support expectations of low default activity, aided by fewer distressed issuers.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 173

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	22.1%
iShares iBoxx High Yield Corporate Bond ETF	7.0%
SPDR Bloomberg High Yield Bond ETF	7.0%
Total	59.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	Since Inception (10/15/14)
High Yield Strategy Fund	1.68%	4.07%	4.49%
Bloomberg U.S. Corporate High Yield Index	5.28%	6.30%	5.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

174 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
HIGH YIELD STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 14.0%
iShares iBoxx High Yield Corporate Bond ETF	4,256	$370,442
SPDR Bloomberg High Yield Bond ETF	3,406	369,909
Total Exchange-Traded Funds
(Cost $733,179)		740,351

MUTUAL FUNDS† - 45.4%
Guggenheim Strategy Fund II1	49,500	1,232,538
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	117,773	1,169,480
Total Mutual Funds
(Cost $2,386,431)		2,402,018

	Face Amount
FEDERAL AGENCY NOTES†† - 11.3%
Federal Farm Credit Bank
0.05% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22[2]	$500,000	499,942
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	100,000	100,074
Total Federal Agency Notes
(Cost $599,942)		600,016

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 9.5%
Federal Home Loan Bank
0.03% due 01/07/22[3]	$500,000	$499,998
Total Federal Agency Discount Notes
(Cost $499,998)		499,998

U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
0.04% due 01/06/22[3,4]	26,000	26,000
Total U.S. Treasury Bills
(Cost $26,000)		26,000

REPURCHASE AGREEMENTS††,5 - 12.9%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	379,789	379,789
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	157,069	157,069
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	142,790	142,790
Total Repurchase Agreements
(Cost $679,648)		679,648

Total Investments - 93.6%
(Cost $4,925,198)		$4,948,031
Other Assets & Liabilities, net - 6.4%		337,533
Total Net Assets - 100.0%		$5,285,564

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	34	Mar 2022	$4,113,203	$(6,856)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	$4,200,000	$383,892	$384,219	$(327)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
BNP Paribas	SPDR Bloomberg High Yield Bond ETF	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	01/27/22	738	$80,099	$232
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	01/27/22	364	31,666	84
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	01/27/22	888	77,292	(151)
							$189,057	$165

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[5]	Repurchase Agreements — See Note 6.
CDX.NA.HY.37.V1 — Credit Default Swap North American High Yield Series 37 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$740,351	$—	$—	$740,351
Mutual Funds	2,402,018	—	—	2,402,018
Federal Agency Notes	—	600,016	—	600,016
Federal Agency Discount Notes	—	499,998	—	499,998
U.S. Treasury Bills	—	26,000	—	26,000
Repurchase Agreements	—	679,648	—	679,648
Credit Index Swap Agreements**	—	316	—	316
Total Assets	$3,142,369	$1,805,978	$—	$4,948,347

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
HIGH YIELD STRATEGY FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$6,856	$—	$—	$6,856
Credit Default Swap Agreements**	—	327	—	327
Credit Index Swap Agreements**	—	151	—	151
Total Liabilities	$6,856	$478	$—	$7,334

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,245,542	$288,188	$(1,300,000)	$410	$(1,602)	$1,232,538	49,500	$18,326
Guggenheim Ultra Short Duration Fund — Institutional Class	2,242,947	733,490	(1,800,000)	(314)	(6,643)	1,169,480	117,773	13,556
	$4,488,489	$1,021,678	$(3,100,000)	$96	$(8,245)	$2,402,018		$31,882

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $1,859,119)	$1,866,365
Investments in affiliated issuers, at value (cost $2,386,431)	2,402,018
Repurchase agreements, at value (cost $679,648)	679,648
Segregated cash with broker	5,580
Unamortized upfront premiums paid on credit default swap agreements	384,219
Unrealized appreciation on OTC swap agreements	316
Receivables:
Protection fees on credit default swap agreements	7,000
Variation margin on credit default swap agreements	3,906
Swap settlement	3,454
Dividends	2,610
Variation margin on futures contracts	2,391
Securities lending income	215
Interest	54
Total assets	5,357,776

Liabilities:
Segregated cash due to broker	50,859
Unrealized depreciation on OTC swap agreements	151
Payable for:
Fund shares redeemed	4,485
Management fees	2,873
Securities purchased	2,751
Transfer agent and administrative fees	1,132
Investor service fees	1,052
Portfolio accounting fees	420
Trustees’ fees*	47
Miscellaneous	8,442
Total liabilities	72,212
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,285,564

Net assets consist of:
Paid in capital	$5,237,117
Total distributable earnings (loss)	48,447
Net assets	$5,285,564
Capital shares outstanding	64,582
Net asset value per share	$81.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$33,558
Dividends from securities of affiliated issuers	31,882
Interest	1,242
Income from securities lending, net	4,884
Total investment income	71,566

Expenses:
Management fees	48,765
Investor service fees	16,255
Transfer agent and administrative fees	22,027
Professional fees	7,044
Portfolio accounting fees	6,502
Trustees’ fees*	1,588
Custodian fees	959
Miscellaneous	628
Total expenses	103,768
Less:
Expenses waived by Adviser	(3,766)
Net expenses	100,002
Net investment loss	(28,436)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	37,199
Investments in affiliated issuers	96
Swap agreements	518,390
Futures contracts	(130,358)
Net realized gain	425,327
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(51,712)
Investments in affiliated issuers	(8,245)
Swap agreements	(296,952)
Futures contracts	(22,075)
Net change in unrealized appreciation (depreciation)	(378,984)
Net realized and unrealized gain	46,343
Net increase in net assets resulting from operations	$17,907

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(28,436)	$(15,199)
Net realized gain (loss) on investments	425,327	(327,610)
Net change in unrealized appreciation (depreciation) on investments	(378,984)	208,011
Net increase (decrease) in net assets resulting from operations	17,907	(134,798)

Distributions to shareholders	—	(322,452)

Capital share transactions:
Proceeds from sale of shares	26,495,380	43,956,938
Distributions reinvested	—	322,452
Cost of shares redeemed	(32,002,879)	(43,555,192)
Net increase (decrease) from capital share transactions	(5,507,499)	724,198
Net increase (decrease) in net assets	(5,489,592)	266,948

Net assets:
Beginning of year	10,775,156	10,508,208
End of year	$5,285,564	$10,775,156

Capital share activity:
Shares sold	326,996	554,786
Shares issued from reinvestment of distributions	—	4,307
Shares redeemed	(396,286)	(546,558)
Net increase (decrease) in shares	(69,290)	12,535

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$80.49	$86.60	$77.95	$83.54	$81.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.20)	.64	.71	.29
Net gain (loss) on investments (realized and unrealized)	1.70	(.60)	10.08	(1.39)	5.23
Total from investment operations	1.35	(.80)	10.72	(.68)	5.52
Less distributions from:
Net investment income	—	(4.92)	(2.07)	(4.91)	(3.48)
Net realized gains	—	(.39)	—	—	—
Total distributions	—	(5.31)	(2.07)	(4.91)	(3.48)
Net asset value, end of period	$81.84	$80.49	$86.60	$77.95	$83.54

Total Return[b]	1.68%	(0.47%)	13.84%	(0.87%)	6.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,286	$10,775	$10,508	$4,113	$6,524
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.25%)	0.76%	0.88%	0.35%
Total expenses[c]	1.60%	1.72%	1.72%	1.62%	1.60%
Net expenses[d]	1.54%	1.67%	1.65%	1.61%	1.60%
Portfolio turnover rate	117%	460%	299%	116%	124%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2021, U.S. Government Money Market Fund returned 0.00%.

The U.S. Federal Reserve (“Fed”) did not adjust interest rates throughout 2021. The Fed’s target rate remained in the 0% to 0.25% range during the year.

The U.S. economy continued to recover throughout 2021. However, many economic indicators, such as employment, remain well below early 2020 levels. Late in the year the Fed quickly adjusted their forecasts for inflation and suggesting that high inflations levels experienced in 2021 are more structural than temporary. As such, the Fed quickly pivoted their stance on future interested and started to signal several rate hikes in 2022, and the first may come as early as March of 2022. The most recent dot plot in December 2021 indicated that most members of the Fed expect to raise interest rates three times in 2021.

Performance displayed represents past performance, which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	0.31%	0.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 181

SCHEDULE OF INVESTMENTS	December 31, 2021
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 54.7%
Federal Farm Credit Bank
0.05% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22[1]	$5,000,000	$4,999,421
0.07% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22[1]	4,500,000	4,499,876
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	2,500,000	2,505,316
0.12% due 04/13/22	1,900,000	1,900,000
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	1,000,000	1,000,770
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	500,000	500,685
5.16% due 03/14/22	425,000	429,279
1.60% due 01/21/22	200,000	200,167
0.28% (U.S. Prime Rate - 2.97%, Rate Floor: 0.00%) due 05/27/22[1]	155,000	155,073
2.53% due 06/17/22	125,000	126,397
Farmer Mac
0.15% (U.S. Prime Rate - 3.10%, Rate Floor: 0.00%) due 01/07/22[1]	4,000,000	4,000,000
0.23% due 05/26/22	1,500,000	1,500,840
Freddie Mac
0.25% due 06/08/22	3,519,000	3,521,481
2.05% due 05/25/22	42,000	42,326
Fannie Mae
1.88% due 04/05/22	2,233,000	2,243,147
2.25% due 04/12/22	865,000	870,217
Federal Home Loan Bank
2.75% due 06/10/22	645,000	652,496
5.75% due 06/10/22	250,000	256,228
Total Federal Agency Notes
(Cost $29,403,719)		29,403,719

U.S. GOVERNMENT SECURITIES†† - 7.3%
United States Treasury Note
1.75% due 05/15/22	2,400,000	2,414,752
1.75% due 07/15/22	1,000,000	1,008,929
0.38% due 03/31/22	500,000	500,379
Total U.S. Government Securities
(Cost $3,924,060)		3,924,060

FEDERAL AGENCY DISCOUNT NOTES†† - 4.0%
Federal Home Loan Bank
0.09% due 05/25/22[2]	1,000,000	999,648
2.75% due 09/06/22[2]	710,000	722,740
2.00% due 09/09/22[2]	435,000	440,659
Total Federal Agency Discount Notes
(Cost $2,163,047)		2,163,047

U.S. TREASURY BILLS†† - 3.7%
U.S. Cash Management Bill
0.11% due 04/26/22[2]	2,000,000	1,999,297
Total U.S. Treasury Bills
(Cost $1,999,297)		1,999,297

REPURCHASE AGREEMENTS††,3 - 30.4%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	9,116,153	9,116,153
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	3,770,170	3,770,170
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	3,427,427	3,427,427
Total Repurchase Agreements
(Cost $16,313,750)		16,313,750

Total Investments - 100.1%
(Cost $53,803,873)		$53,803,873
Other Assets & Liabilities, net - (0.1)%		(71,956)
Total Net Assets - 100.0%		$53,731,917

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$29,403,719	$—	$29,403,719
U.S. Government Securities	—	3,924,060	—	3,924,060
Federal Agency Discount Notes	—	2,163,047	—	2,163,047
U.S. Treasury Bills	—	1,999,297	—	1,999,297
Repurchase Agreements	—	16,313,750	—	16,313,750
Total Assets	$—	$53,803,873	$—	$53,803,873

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $37,490,123)	$37,490,123
Repurchase agreements, at value (cost $16,313,750)	16,313,750
Cash	1,659
Receivables:
Interest	52,846
Total assets	53,858,378

Liabilities:
Payable for:
Professional fees	69,911
Fund shares redeemed	32,187
Management fees	1,659
Transfer agent and administrative fees	727
Trustees’ fees*	561
Portfolio accounting fees	331
Miscellaneous	21,085
Total liabilities	126,461
Commitments and contingent liabilities (Note 11)	—
Net assets	$53,731,917

Net assets consist of:
Paid in capital	$53,729,485
Total distributable earnings (loss)	2,432
Net assets	$53,731,917
Capital shares outstanding	53,716,828
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Interest	$44,957
Total investment income	44,957

Expenses:
Management fees	299,388
Investor service fees	149,694
Transfer agent and administrative fees	158,795
Professional fees	66,322
Portfolio accounting fees	59,877
Trustees’ fees*	9,263
Custodian fees	8,283
Miscellaneous	21,304
Total expenses	772,926
Less:
Expenses reimbursed by Adviser	(340,703)
Expenses waived by Adviser	(387,288)
Total waived/reimbursed expenses	(727,991)
Net expenses	44,935
Net investment income	22

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,431
Net realized gain	2,431
Net increase in net assets resulting from operations	$2,453

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

184 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22	$30,498
Net realized gain on investments	2,431	94
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	2,453	30,592

Distributions to shareholders	(596)	(36,455)

Capital share transactions:
Proceeds from sale of shares	116,814,171	229,042,427
Distributions reinvested	596	36,455
Cost of shares redeemed	(117,741,421)	(223,649,451)
Net increase (decrease) from capital share transactions	(926,654)	5,429,431
Net increase (decrease) in net assets	(924,797)	5,423,568

Net assets:
Beginning of year	54,656,714	49,233,146
End of year	53,731,917	54,656,714

Capital share activity:
Shares sold	116,814,171	229,042,427
Shares issued from reinvestment of distributions	596	36,455
Shares redeemed	(117,741,421)	(223,649,451)
Net increase (decrease) in shares	(926,654)	5,429,431

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 185

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	— [b]	.01	.01	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	—	—	— [b]
Total from investment operations	—	—	.01	.01	—
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(.01)	(.01)	(—)[b]
Net realized gains	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Total distributions	(—)[b]	(—)[b]	(.01)	(.01)	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[c]	0.00%	0.07%	0.87%	0.58%	0.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,732	$54,657	$49,233	$85,008	$78,269
Ratios to average net assets:
Net investment income (loss)	— [e]	0.05%	0.88%	0.57%	— [e]
Total expenses	1.29%	1.42%	1.42%	1.32%	1.31%
Net expenses[d]	0.08%	0.41%	1.42%	1.32%	0.96%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Less than 0.1%.

186 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may

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not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.07% at December 31, 2021.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$2,455,565	$158,573
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,044,960
NASDAQ-100® Fund	Index exposure, Liquidity	22,747,536	—
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	2,539,608	1,742,405
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	33,920,238	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	180,367	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	817,830	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	47,304	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	9,168
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	2,174,958	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	225,410
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	7,748,867	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	1,588,263
High Yield Strategy Fund	Duration, Index exposure, Liquidity	4,568,358	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$39,947,596	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	4,131,746
NASDAQ-100® Fund	Index exposure, Liquidity	10,797,377	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	744,833
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	69,496,915	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	155,595,872	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	5,515,007	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	119,319
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	13,881,390	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	11,420,576	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	381,953
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	19,000,741	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	5,763,596
High Yield Strategy Fund	Duration, Index exposure, Liquidity	624,592	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$4,687,500	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit/equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Unamortized upfront premiums paid on credit default swap agreements
Variation margin on credit default swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2021
Nova Fund	$—	$817,522	$—	$—	$817,522
NASDAQ-100® Fund	201,733	94,108	—	—	295,841
S&P 500® 2x Strategy Fund	—	2,650,141	—	—	2,650,141
NASDAQ-100® 2x Strategy Fund	146,312	2,895,118	—	—	3,041,430
Mid-Cap 1.5x Strategy Fund	6,729	139,359	—	—	146,088
Russell 2000® 2x Strategy Fund	—	247,821	—	—	247,821
Russell 2000® 1.5x Strategy Fund	—	227,125	—	—	227,125
Dow 2x Strategy Fund	29,899	303,713	—	—	333,612
Government Long Bond 1.2x Strategy Fund	—	—	58,547	—	58,547
Inverse Government Long Bond Strategy Fund	—	—	8,460	—	8,460
High Yield Strategy Fund	—	—	—	316	316

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2021
Nova Fund	$99	$—	$—	$—	$99
Inverse S&P 500® Strategy Fund	4,986	26,055	—	—	31,041
Inverse NASDAQ-100® Strategy Fund	—	4,061	—	—	4,061
S&P 500® 2x Strategy Fund	716	—	—	—	716
Inverse Mid-Cap Strategy Fund	—	2,720	—	—	2,720
Inverse Russell 2000® Strategy Fund	—	5,817	—	—	5,817
Inverse Dow 2x Strategy Fund	—	118,540	—	—	118,540
High Yield Strategy Fund	—	—	6,856	478	7,334

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$321,135	$8,506,918	$—	$—	$8,828,053
Inverse S&P 500® Strategy Fund	(199,926)	(1,173,769)	—	—	(1,373,695)
NASDAQ-100® Fund	6,032,845	2,666,971	—	—	8,699,816
Inverse NASDAQ-100® Strategy Fund	3,329	(262,234)	—	—	(258,905)
S&P 500® 2x Strategy Fund	(1,094,538)	12,978,430	—	—	11,883,892
NASDAQ-100® 2x Strategy Fund	5,198,361	31,212,197	—	—	36,410,558
Mid-Cap 1.5x Strategy Fund	38,310	1,011,088	—	—	1,049,398
Inverse Mid-Cap Strategy Fund	—	(57,299)	—	—	(57,299)
Russell 2000® 2x Strategy Fund	(321,716)	2,027,867	—	—	1,706,151
Russell 2000® 1.5x Strategy Fund	(15,977)	1,641,376	—	—	1,625,399
Inverse Russell 2000® Strategy Fund	(3,607)	(149,671)	—	—	(153,278)
Dow 2x Strategy Fund	326,019	3,281,344	—	—	3,607,363
Inverse Dow 2x Strategy Fund	(42,292)	(1,418,495)	—	—	(1,460,787)
Government Long Bond 1.2x Strategy Fund	—	—	(853,098)	—	(853,098)
Inverse Government Long Bond Strategy Fund	—	—	(250,579)	—	(250,579)
High Yield Strategy Fund	—	—	(130,358)	518,390	388,032

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(99)	$603,260	$—	$—	$603,161
Inverse S&P 500® Strategy Fund	(3,341)	(18,933)	—	—	(22,274)
NASDAQ-100® Fund	(663,902)	41,573	—	—	(622,329)
Inverse NASDAQ-100® Strategy Fund	—	(2,340)	—	—	(2,340)
S&P 500® 2x Strategy Fund	(716)	2,290,697	—	—	2,289,981
NASDAQ-100® 2x Strategy Fund	(65,350)	2,246,608	—	—	2,181,258
Mid-Cap 1.5x Strategy Fund	6,729	122,184	—	—	128,913
Inverse Mid-Cap Strategy Fund	—	(1,908)	—	—	(1,908)
Russell 2000® 2x Strategy Fund	—	293,704	—	—	293,704
Russell 2000® 1.5x Strategy Fund	—	208,857	—	—	208,857
Inverse Russell 2000® Strategy Fund	—	(5,835)	—	—	(5,835)
Dow 2x Strategy Fund	22,089	133,724	—	—	155,813
Inverse Dow 2x Strategy Fund	2,607	(61,954)	—	—	(59,347)
Government Long Bond 1.2x Strategy Fund	—	—	61,539	—	61,539
Inverse Government Long Bond Strategy Fund	—	—	4,662	—	4,662
High Yield Strategy Fund	—	—	(22,075)	(296,952)	(319,027)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 195

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$817,522	$—	$817,522	$—	$(364,721)	$452,801
NASDAQ-100® Fund	Swap equity contracts	94,108	—	94,108	—	(52,631)	41,477
S&P 500® 2x Strategy Fund	Swap equity contracts	2,650,141	—	2,650,141	—	(533,180)	2,116,961
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	2,895,118	—	2,895,118	—	—	2,895,118
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	139,359	—	139,359	—	—	139,359
Russell 2000® 2x Strategy Fund	Swap equity contracts	247,821	—	247,821	—	—	247,821
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	227,125	—	227,125	—	(120,000)	107,125
Dow 2x Strategy Fund	Swap equity contracts	303,713	—	303,713	—	—	303,713
High Yield Strategy Fund	Credit Index Swap Agreements	316	—	316	—	—	316

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$26,055	$—	$26,055	$(22,905)	$—	$3,150
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	4,061	—	4,061	(716)	—	3,345
Inverse Mid-Cap Strategy Fund	Swap equity contracts	2,720	—	2,720	(794)	—	1,926
Inverse Russell 2000® Strategy Fund	Swap equity contracts	5,817	—	5,817	(3,024)	—	2,793
Inverse Dow 2x Strategy Fund	Swap equity contracts	118,540	—	118,540	(118,540)	—	—
High Yield Strategy Fund	Credit Index Swap Agreements	151	—	151	—	—	151

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

196 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Goldman Sachs International	Total return swap agreements	$—	$510,000
Inverse S&P 500® Strategy Fund	Goldman Sachs International	Futures contracts	555	—
NASDAQ-100® Fund	Goldman Sachs International	Total return swap agreements	—	110,000
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	1,893,000	—
	Goldman Sachs International	Total return swap agreements	—	1,070,000
Mid-Cap 1.5x Strategy Fund	Goldman Sachs International	Futures contracts	13,500	—
Russell 2000® 1.5x Strategy Fund	Goldman Sachs International	Total return swap agreements	—	120,000
Dow 2x Strategy Fund	Goldman Sachs International	Futures contracts	22,770	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	240,750	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	—	50,859
	Goldman Sachs International	Futures contracts	5,580	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 197

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

198 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$11,244
Inverse S&P 500® Strategy Fund	1,255
NASDAQ-100® Fund	24,256
Inverse NASDAQ-100® Strategy Fund	296
S&P 500® 2x Strategy Fund	7,498
NASDAQ-100® 2x Strategy Fund	10,874
Mid-Cap 1.5x Strategy Fund	1,860
Inverse Mid-Cap Strategy Fund	58
Russell 2000® 2x Strategy Fund	2,782
Russell 2000® 1.5x Strategy Fund	4,980
Inverse Russell 2000® Strategy Fund	231
Dow 2x Strategy Fund	4,310
Inverse Dow 2x Strategy Fund	1,802
Government Long Bond 1.2x Strategy Fund	2,403
Inverse Government Long Bond Strategy Fund	3,701
High Yield Strategy Fund	3,766

GI has contractually agreed to waive and/or reimburse expenses for Inverse S&P 500 Strategy Fund, Inverse NASDAQ-100 Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100 2x Strategy Fund, Mid Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Inverse Russell 2000 Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund and Inverse Government Long Bond Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement is effective June 1, 2021 and the end of the initial term is August 1, 2022. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At December 31, 2021, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
High Yield Strategy Fund	44%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

THE RYDEX FUNDS ANNUAL REPORT | 199

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bill
0.05%			0.00%
Due 01/03/22	$49,381,431	$49,381,637	Due 03/24/22	$42,951,000	$42,945,030

			U.S. Treasury Notes
			0.25% - 1.88%
			Due 04/30/22 - 05/31/25	7,448,600	7,424,085
				50,399,600	50,369,115

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 01/03/22	20,422,689	20,422,706	Due 04/15/25	19,484,213	20,831,249

BofA Securities, Inc.			U.S. Treasury Note
0.02%			0.50%
Due 01/03/22	18,566,081	18,566,112	Due 06/30/27	19,794,100	18,937,411

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

200 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$3,555	$(3,555)	$—	$3,776	$—	$3,776
NASDAQ-100® Fund	452,630	(452,630)	—	475,368	—	475,368
S&P 500® 2x Strategy Fund	1,671	(1,671)	—	1,775	—	1,775
NASDAQ-100® 2x Strategy Fund	501,033	(501,033)	—	526,170	—	526,170
Mid-Cap 1.5x Strategy Fund	15,669	(15,669)	—	16,648	—	16,648
Russell 2000® 2x Strategy Fund	201,027	(201,027)	—	206,089	—	206,089
Russell 2000® 1.5x Strategy Fund	232,949	(232,949)	—	239,237	—	239,237

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$2,128,912	$—	$2,128,912
NASDAQ-100® Fund	9,244,565	—	9,244,565
NASDAQ-100® 2x Strategy Fund	19,515,328	—	19,515,328
Mid-Cap 1.5x Strategy Fund	866,639	—	866,639
Russell 2000® 2x Strategy Fund	991,318	—	991,318
Russell 2000® 1.5x Strategy Fund	1,625,256	—	1,625,256
Government Long Bond 1.2x Strategy Fund	43,932	—	43,932
U.S. Government Money Market Fund	596	—	596

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Nova Fund	$3,551,997	$—	$—	$3,551,997
Inverse S&P 500® Strategy Fund	25,202	—	—	25,202
NASDAQ-100® Fund	12,636,620	—	—	12,636,620
Inverse NASDAQ-100® Strategy Fund	12,149	—	—	12,149
S&P 500® 2x Strategy Fund	6,283,511	—	—	6,283,511
NASDAQ-100® 2x Strategy Fund	18,829,665	—	—	18,829,665
Mid-Cap 1.5x Strategy Fund	43,218	161,089	—	204,307
Inverse Mid-Cap Strategy Fund	2,781	—	—	2,781
Russell 2000® 2x Strategy Fund	18,804	—	—	18,804
Russell 2000® 1.5x Strategy Fund	94,540	54,017	—	148,557
Inverse Russell 2000® Strategy Fund	9,218	—	—	9,218
Dow 2x Strategy Fund	1,605,976	—	—	1,605,976
Inverse Dow 2x Strategy Fund	20,050	—	—	20,050
Government Long Bond 1.2x Strategy Fund	13,020	—	16,202	29,222
Inverse Government Long Bond Strategy Fund	8,507	—	—	8,507
High Yield Strategy Fund	318,168	4,284	—	322,452
U.S. Government Money Market Fund	36,042	413	—	36,455

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Nova Fund	$3,398,808	$747	$5,297,337	$—	$(699)	$8,696,193
Inverse S&P 500® Strategy Fund	—	—	(26,294)	(17,873,289)	—	(17,899,583)
NASDAQ-100® Fund	2,858,771	—	45,986,413	—	—	48,845,184
Inverse NASDAQ-100® Strategy Fund	—	—	(4,900)	(8,233,866)	—	(8,238,766)
S&P 500® 2x Strategy Fund	3,765,396	—	(127,517)	—	—	3,637,879
NASDAQ-100® 2x Strategy Fund	10,383,413	27	25,341,974	—	—	35,725,414
Mid-Cap 1.5x Strategy Fund	281,409	—	782,582	—	85	1,064,076
Inverse Mid-Cap Strategy Fund	—	—	(2,349)	(1,928,189)	—	(1,930,538)
Russell 2000® 2x Strategy Fund	—	—	244,043	—	—	244,043
Russell 2000® 1.5x Strategy Fund	—	—	265,610	—	11	265,621
Inverse Russell 2000® Strategy Fund	—	—	(4,369)	(7,810,339)	—	(7,814,708)
Dow 2x Strategy Fund	577,032	—	1,679,174	-	—	2,256,206
Inverse Dow 2x Strategy Fund	—	—	(121,853)	(22,823,951)	—	(22,945,804)
Government Long Bond 1.2x Strategy Fund	16,091	—	(16,478)	(13,477,356)	—	(13,477,743)
Inverse Government Long Bond Strategy Fund	—	—	(277,567)	(7,210,254)	—	(7,487,821)
High Yield Strategy Fund	58,130	—	9,825	(19,508)	—	48,447
U.S. Government Money Market Fund	2,432	—	—	—	—	2,432

202 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® Strategy Fund	$(16,011,479)	$(1,861,810)	$(17,873,289)
Inverse NASDAQ-100® Strategy Fund	(7,407,324)	(826,542)	(8,233,866)
Inverse Mid-Cap Strategy Fund	(1,799,119)	(129,070)	(1,928,189)
Inverse Russell 2000® Strategy Fund	(6,964,534)	(845,805)	(7,810,339)
Inverse Dow 2x Strategy Fund	(20,622,095)	(2,201,856)	(22,823,951)
Government Long Bond 1.2x Strategy Fund	(10,685,048)	(2,792,308)	(13,477,356)
Inverse Government Long Bond Strategy Fund	(5,178,215)	(2,032,039)	(7,210,254)
High Yield Strategy Fund	—	(19,508)	(19,508)

For the year ended December 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P 500® 2x Strategy Fund	$5,002,190
Dow 2x Strategy Fund	335,444
Inverse Government Long Bond Strategy Fund	392,761
High Yield Strategy Fund	199,067

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, investments in swap agreements, the “mark-to-market” of certain derivatives, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses and bond premium/discount amortization. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$8,165,788	$(8,165,788)
Inverse S&P 500® Strategy Fund	(92,797)	92,797
NASDAQ-100® Fund	6,804,544	(6,804,544)
Inverse NASDAQ-100® Strategy Fund	(8,293)	8,293
S&P 500® 2x Strategy Fund	10,964,052	(10,964,052)
NASDAQ-100® 2x Strategy Fund	27,564,534	(27,564,534)
Mid-Cap 1.5x Strategy Fund	917,892	(917,892)
Inverse Mid-Cap Strategy Fund	(1,474)	1,474
Russell 2000® 2x Strategy Fund	1,583,825	(1,583,825)
Russell 2000® 1.5x Strategy Fund	1,540,056	(1,540,056)
Inverse Russell 2000® Strategy Fund	(6,001)	6,001
Dow 2x Strategy Fund	2,959,997	(2,959,997)
Inverse Dow 2x Strategy Fund	(35,020)	35,020
Inverse Government Long Bond Strategy Fund	(179,621)	179,621
High Yield Strategy Fund	108,023	(108,023)

THE RYDEX FUNDS ANNUAL REPORT | 203

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$58,910,151	$5,348,235	$(50,898)	$5,297,337
Inverse S&P 500® Strategy Fund	1,676,057	—	(26,294)	(26,294)
NASDAQ-100® Fund	87,518,361	46,587,444	(601,031)	45,986,413
Inverse NASDAQ-100® Strategy Fund	979,567	—	(4,900)	(4,900)
S&P 500® 2x Strategy Fund	98,600,739	1,807,516	(1,935,033)	(127,517)
NASDAQ-100® 2x Strategy Fund	127,501,490	25,787,345	(445,371)	25,341,974
Mid-Cap 1.5x Strategy Fund	5,273,932	873,460	(90,878)	782,582
Inverse Mid-Cap Strategy Fund	91,377	371	(2,720)	(2,349)
Russell 2000® 2x Strategy Fund	4,624,000	292,183	(48,140)	244,043
Russell 2000® 1.5x Strategy Fund	7,082,959	403,499	(137,889)	265,610
Inverse Russell 2000® Strategy Fund	357,472	1,448	(5,817)	(4,369)
Dow 2x Strategy Fund	18,265,493	1,684,150	(4,976)	1,679,174
Inverse Dow 2x Strategy Fund	3,374,606	—	(121,853)	(121,853)
Government Long Bond 1.2x Strategy Fund	12,324,312	—	(16,478)	(16,478)
Inverse Government Long Bond Strategy Fund	5,238,962	—	(277,567)	(277,567)
High Yield Strategy Fund	4,938,044	10,586	(761)	9,825
U.S. Government Money Market Fund	53,803,873	—	—	—

Note 9 – Securities Transactions

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$184,524,998	$174,171,355
Inverse S&P 500® Strategy Fund	21,310,140	21,235,000
NASDAQ-100® Fund	70,788,306	65,995,686
Inverse NASDAQ-100® Strategy Fund	1,367,744	1,155,000
S&P 500® 2x Strategy Fund	1,009,354,413	978,451,550
NASDAQ-100® 2x Strategy Fund	468,272,413	463,028,405
Mid-Cap 1.5x Strategy Fund	3,562,698	2,768,476
Inverse Mid-Cap Strategy Fund	15,678	35,000
Russell 2000® 2x Strategy Fund	21,432,979	22,996,393
Russell 2000® 1.5x Strategy Fund	5,726,143	4,580,006
Inverse Russell 2000® Strategy Fund	482,114	500,000
Dow 2x Strategy Fund	63,166,779	60,862,674
Inverse Dow 2x Strategy Fund	1,666,118	1,725,000
Government Long Bond 1.2x Strategy Fund	9,573,710	9,050,000
Inverse Government Long Bond Strategy Fund	5,349,102	3,700,000
High Yield Strategy Fund	4,624,257	9,097,929
U.S. Government Money Market Fund	3,236,239	—

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$147,021,078	$147,954,445
Inverse Government Long Bond Strategy Fund	105,539,274	108,507,016
U.S. Government Money Market Fund	2,443,031	—

204 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$77,834,570	$67,004,512	$971,052
NASDAQ-100® Fund	36,027,504	28,073,125	289,183
S&P 500® 2x Strategy Fund	406,006,108	473,630,291	6,864,267
NASDAQ-100® 2x Strategy Fund	207,844,853	164,429,512	(478,915)
Mid-Cap 1.5x Strategy Fund	1,441,851	470,947	12,486
Russell 2000® 2x Strategy Fund	979,491	9,918,172	(86,851)
Dow 2x Strategy Fund	12,526,098	17,930,095	93,232
U.S. Government Money Market Fund	1,504,870	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2021. The Funds did not have any borrowings outstanding under this agreement at December 31, 2021.

The average daily balances borrowed for the year ended December 31, 2021, were as follows:

Fund	Average Daily Balance
Inverse S&P 500® Strategy Fund	$49
NASDAQ-100® Fund	370
Inverse NASDAQ-100® Strategy Fund	5
S&P 500® 2x Strategy Fund	262,523
NASDAQ-100® 2x Strategy Fund	19,003
Russell 2000® 2x Strategy Fund	3,378
Russell 2000® 1.5x Strategy Fund	586
Inverse Russell 2000® Strategy Fund	123
Dow 2x Strategy Fund	4,984
Inverse Dow 2x Strategy Fund	27
Government Long Bond 1.2x Strategy Fund	38,014

Note 11– Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

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NOTES TO FINANCIAL STATEMENTS (continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (concluded)

The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (seventeen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seventeen of the funds constituting Rydex Variable Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 28, 2022

208 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2021, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Nova Fund	7.75%
NASDAQ-100® Fund	4.94%
NASDAQ-100® 2x Strategy Fund	1.40%
Mid-Cap 1.5x Strategy Fund	2.70%

With respect to the taxable year ended December 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Nova Fund	$—	$246,443
NASDAQ-100® Fund	—	3,549,420
NASDAQ-100® 2x Strategy Fund	—	3,106,333
Mid-Cap 1.5x Strategy Fund	—	128,911

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 209

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	156

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	155

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	155

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	156

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	155

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

155

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	155	Former: Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 215

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

216 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 217

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

218 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2021

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RVATB2-ANN-1221x1222

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	62
STRENGTHENING DOLLAR 2x STRATEGY FUND	69
WEAKENING DOLLAR 2x STRATEGY FUND	76
NOTES TO FINANCIAL STATEMENTS	83
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	98
OTHER INFORMATION	99
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	101
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	107

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2021

Pure Style Funds may not be suitable for all investors. ● The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. ● These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2021

During the 12-month period ended December 31, 2021, the S&P 500 Index reached all-time highs as investors largely brushed off concerns about new COVID-19 variants, global supply chain disruptions, inflationary fears, and other worrying factors that resulted in little more than brief selloffs before the index resumed its upward march.

The economic recovery made considerable progress in 2021 with the help of COVID-19 vaccines and enormous policy stimulus. We expect policymakers, led by the Federal Reserve (the “Fed”), will begin to scale back their support in 2022. However, because of their dovish policy framework, the Fed is deliberately “behind the curve.” As such, we expect real interest rates could remain negative in the near term, supporting above-potential economic growth and risk asset returns. Eventually an overheated economy will require that the Fed apply the brakes more firmly, but we believe that will be a greater concern in 2023.

U.S. real gross domestic product (“GDP”) slowed to 2.3% in the third quarter of 2021, but output has now fully recovered and now exceeds its supply side potential. We believe growth could bounce back to a robust 6–7% in the fourth quarter and remain well above potential in 2022, which would ensure a continued rapid decline in the unemployment rate.

A rapidly tightening labor market will put further pressure on wages, which are already surging. The Employment Cost Index, which is a measure of wage growth given that it controls for compositional changes (e.g. low paid industries losing jobs disproportionately), saw the largest quarterly gain in over 30 years in the third quarter reading. The share of businesses reporting plans to raise wages is also spiking, which suggests that further wage gains are in the pipeline.

As a result, the inflation narrative is evolving from a focus on the series of “transitory” shocks of 2021 to a focus on accelerating wage growth and housing inflation. While we believe that overall inflation will slow in 2022 as durable goods prices recede, core inflation should remain meaningfully above the Fed’s 2.0% target. We therefore expect that the Fed will deliver four rate increases in 2022, starting in March, and begin the process of quantitative tightening.

A key risk to our positive outlook is China, where massive property and credit imbalances threaten to unravel. Real GDP growth in 2021 slowed to a pace of just 4.0%, the weakest in the modern era excluding the first half of 2020. However, Chinese policymakers appear ready to step in to support faster growth. Separately, while the Omicron variant of COVID-19 has produced record cases, reduced severity and vaccines/treatments may portend only a modest drag on growth.

For the 12-month period ended December 31, 2021, the S&P 500® Index* returned 28.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.26%. The return of the MSCI Emerging Markets Index* was -2.54%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -1.54% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 5.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2021 and ending December 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.59%	13.70%	$ 1,000.00	$ 1,137.00	$ 8.56
S&P 500® Pure Value Fund	1.58%	5.20%	1,000.00	1,052.00	8.17
S&P MidCap 400® Pure Growth Fund	1.59%	1.02%	1,000.00	1,010.20	8.06
S&P MidCap 400® Pure Value Fund	1.58%	5.13%	1,000.00	1,051.30	8.17
S&P SmallCap 600® Pure Growth Fund	1.58%	1.72%	1,000.00	1,017.20	8.03
S&P SmallCap 600® Pure Value Fund	1.58%	0.99%	1,000.00	1,009.90	8.00
Europe 1.25x Strategy Fund	1.69%	4.51%	1,000.00	1,045.10	8.71
Japan 2x Strategy Fund	1.52%	(7.62%)	1,000.00	923.80	7.37
Strengthening Dollar 2x Strategy Fund	1.87%	6.17%	1,000.00	1,061.70	9.72
Weakening Dollar 2x Strategy Fund	1.88%	(8.05%)	1,000.00	919.50	9.10

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.59%	5.00%	$ 1,000.00	$ 1,017.19	$ 8.08
S&P 500® Pure Value Fund	1.58%	5.00%	1,000.00	1,017.24	8.03
S&P MidCap 400® Pure Growth Fund	1.59%	5.00%	1,000.00	1,017.19	8.08
S&P MidCap 400® Pure Value Fund	1.58%	5.00%	1,000.00	1,017.24	8.03
S&P SmallCap 600® Pure Growth Fund	1.58%	5.00%	1,000.00	1,017.24	8.03
S&P SmallCap 600® Pure Value Fund	1.58%	5.00%	1,000.00	1,017.24	8.03
Europe 1.25x Strategy Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Japan 2x Strategy Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
Strengthening Dollar 2x Strategy Fund	1.87%	5.00%	1,000.00	1,015.78	9.50
Weakening Dollar 2x Strategy Fund	1.88%	5.00%	1,000.00	1,015.73	9.55

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2021 to December 31, 2021.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2021, S&P 500® Pure Growth Fund returned 27.59%, compared with a return of 29.68% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Information Technology was the sector contributing the most to the return of the underlying index for the period, followed by Health Care and Consumer Discretionary. The Consumer Staples sector was the only detractor from return.

Stocks contributing the most to return of the underlying index for the period were NVIDIA Corp., Fortinet, Inc., and SVB Financial Group. Moderna, Inc., MarketAxess Holdings Inc., and Enphase Energy, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
NRG Energy, Inc.	3.0%
Fortinet, Inc.	3.0%
SVB Financial Group	2.7%
Moderna, Inc.	2.7%
Tesla, Inc.	2.6%
Goldman Sachs Group, Inc.	2.5%
NVIDIA Corp.	2.5%
EPAM Systems, Inc.	2.5%
Advanced Micro Devices, Inc.	2.3%
Dexcom, Inc.	2.3%
Top Ten Total	26.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	27.59%	19.28%	16.25%
S&P 500 Pure Growth Index	29.68%	21.38%	18.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Technology - 32.3%
Fortinet, Inc.*	4,418	$1,587,829
NVIDIA Corp.	4,446	1,307,613
EPAM Systems, Inc.*	1,953	1,305,483
Advanced Micro Devices, Inc.*	8,581	1,234,806
KLA Corp.	2,694	1,158,716
Monolithic Power Systems, Inc.	2,207	1,088,779
Intuit, Inc.	1,589	1,022,077
Applied Materials, Inc.	6,351	999,393
Teradyne, Inc.	5,966	975,620
QUALCOMM, Inc.	4,740	866,804
Lam Research Corp.	1,090	783,874
Microsoft Corp.	2,281	767,146
Oracle Corp.	7,878	687,040
ServiceNow, Inc.*	1,049	680,916
Apple, Inc.	3,772	669,794
Adobe, Inc.*	1,137	644,747
MSCI, Inc. — Class A	1,001	613,303
Cadence Design Systems, Inc.*	3,176	591,848
Total Technology		16,985,788

Consumer, Non-cyclical - 20.3%
Moderna, Inc.*	5,508	1,398,922
Dexcom, Inc.*	2,297	1,233,374
PerkinElmer, Inc.	5,027	1,010,728
Eli Lilly & Co.	3,333	920,641
West Pharmaceutical Services, Inc.	1,882	882,677
Regeneron Pharmaceuticals, Inc.*	1,385	874,655
Gartner, Inc.*	2,408	805,043
Align Technology, Inc.*	1,152	757,071
Charles River Laboratories International, Inc.*	1,987	748,662
Thermo Fisher Scientific, Inc.	1,074	716,616
Equifax, Inc.	2,299	673,124
Bio-Techne Corp.	1,249	646,158
Total Consumer, Non-cyclical		10,667,671

Financial - 11.9%
SVB Financial Group*	2,066	1,401,244
Goldman Sachs Group, Inc.	3,426	1,310,616
Signature Bank	3,425	1,107,885
Discover Financial Services	8,737	1,009,648
First Republic Bank	3,573	737,860
Extra Space Storage, Inc. REIT	3,020	684,724
Total Financial		6,251,977

Consumer, Cyclical - 10.9%
Tesla, Inc.*	1,319	1,393,893
Pool Corp.	1,741	985,406
Tractor Supply Co.	4,060	968,716
AutoZone, Inc.*	403	844,845
Lowe’s Companies, Inc.	3,059	790,690
O’Reilly Automotive, Inc.*	1,041	735,186
Total Consumer, Cyclical		5,718,736

Communications - 10.1%
Etsy, Inc.*	5,079	1,111,996
Arista Networks, Inc.*	6,479	931,356
Netflix, Inc.*	1,313	791,004
Meta Platforms, Inc. — Class A*	2,139	719,453
Alphabet, Inc. — Class A*	213	617,069
Amazon.com, Inc.*	176	586,844
Alphabet, Inc. — Class C*	198	572,931
Total Communications		5,330,653

Energy - 5.5%
Enphase Energy, Inc.*	6,049	1,106,604
Diamondback Energy, Inc.	9,334	1,006,672
Devon Energy Corp.	18,158	799,860
Total Energy		2,913,136

Industrial - 5.5%
Generac Holdings, Inc.*	3,452	1,214,828
Expeditors International of Washington, Inc.	7,153	960,576
Old Dominion Freight Line, Inc.	1,992	713,893
Total Industrial		2,889,297

Utilities - 3.0%
NRG Energy, Inc.	37,070	1,596,976

Total Common Stocks
(Cost $37,834,263)		52,354,234

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.0%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$294,780	294,780
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	121,912	121,912
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	110,829	110,829
Total Repurchase Agreements
(Cost $527,521)		527,521

Total Investments - 100.5%
(Cost $38,361,784)		$52,881,755
Other Assets & Liabilities, net - (0.5)%		(264,904)
Total Net Assets - 100.0%		$52,616,851

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
S&P 500® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$52,354,234	$—	$—	$52,354,234
Repurchase Agreements	—	527,521	—	527,521
Total Assets	$52,354,234	$527,521	$—	$52,881,755

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $37,834,263)	$52,354,234
Repurchase agreements, at value (cost $527,521)	527,521
Receivables:
Fund shares sold	416,837
Dividends	4,503
Total assets	53,303,095

Liabilities:
Payable for:
Securities purchased	523,183
Management fees	33,545
Transfer agent and administrative fees	12,031
Investor service fees	11,181
Fund shares redeemed	7,967
Portfolio accounting fees	4,473
Trustees’ fees*	504
Miscellaneous	93,360
Total liabilities	686,244
Commitments and contingent liabilities (Note 11)	—
Net assets	$52,616,851

Net assets consist of:
Paid in capital	$34,596,035
Total distributable earnings (loss)	18,020,816
Net assets	$52,616,851
Capital shares outstanding	750,689
Net asset value per share	$70.09

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$104,790
Interest	97
Total investment income	104,887

Expenses:
Management fees	311,757
Investor service fees	103,919
Transfer agent and administrative fees	129,046
Professional fees	53,586
Portfolio accounting fees	41,567
Trustees’ fees*	5,784
Custodian fees	5,628
Miscellaneous	11,845
Total expenses	663,132
Net investment loss	(558,245)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,136,512
Net realized gain	5,136,512
Net change in unrealized appreciation (depreciation) on:
Investments	5,134,807
Net change in unrealized appreciation (depreciation)	5,134,807
Net realized and unrealized gain	10,271,319
Net increase in net assets resulting from operations	$9,713,074

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(558,245)	$(306,941)
Net realized gain on investments	5,136,512	4,989,774
Net change in unrealized appreciation (depreciation) on investments	5,134,807	3,637,839
Net increase in net assets resulting from operations	9,713,074	8,320,672

Distributions to shareholders	(180,112)	(6,865,286)

Capital share transactions:
Proceeds from sale of shares	58,850,539	47,158,985
Distributions reinvested	180,112	6,865,286
Cost of shares redeemed	(51,238,818)	(62,244,297)
Net increase (decrease) from capital share transactions	7,791,833	(8,220,026)
Net increase (decrease) in net assets	17,324,795	(6,764,640)

Net assets:
Beginning of year	35,292,056	42,056,696
End of year	$52,616,851	$35,292,056

Capital share activity:
Shares sold	908,860	941,377
Shares issued from reinvestment of distributions	2,866	146,600
Shares redeemed	(800,679)	(1,220,094)
Net increase (decrease) in shares	111,047	(132,117)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$55.17	$54.49	$43.97	$50.27	$42.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.84)	(.48)	(.22)	(.44)	(.38)
Net gain (loss) on investments (realized and unrealized)	16.03	13.22	11.87	(1.68)	10.51
Total from investment operations	15.19	12.74	11.65	(2.12)	10.13
Less distributions from:
Net realized gains	(.27)	(12.06)	(1.13)	(4.18)	(2.17)
Total distributions	(.27)	(12.06)	(1.13)	(4.18)	(2.17)
Net asset value, end of period	$70.09	$55.17	$54.49	$43.97	$50.27

Total Return[b]	27.59%	27.32%	26.60%	(5.63%)	24.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,617	$35,292	$42,057	$41,825	$55,023
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(0.94%)	(0.42%)	(0.85%)	(0.80%)
Total expenses	1.60%	1.73%	1.72%	1.62%	1.67%
Portfolio turnover rate	155%	159%	190%	203%	303%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2021, S&P 500® Pure Value Fund returned 32.32%, compared with a return of 34.66% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector was the leading contributor to performance of the underlying index for the period, followed by the Consumer Discretionary sector and the Energy sector. No sector detracted from performance for the period.

The strongest contributors to performance of the underlying index for the year included Ford Motor Co., Nucor Corp., and CVS Health Corp. The stocks detracting most from performance of the underlying index were Viatris, Inc., Universal Health Services, Inc. - Class B, and Perrigo Co. plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.1%
Prudential Financial, Inc.	1.9%
Cigna Corp.	1.8%
Lincoln National Corp.	1.7%
MetLife, Inc.	1.7%
Westrock Co.	1.6%
Allstate Corp.	1.6%
ViacomCBS, Inc. — Class B	1.5%
CVS Health Corp.	1.5%
American International Group, Inc.	1.5%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	32.32%	7.94%	11.87%
S&P 500 Pure Value Index	34.66%	9.82%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2021
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 31.2%
Berkshire Hathaway, Inc. — Class B*	2,123	$634,777
Prudential Financial, Inc.	5,380	582,331
Lincoln National Corp.	7,511	512,701
MetLife, Inc.	8,026	501,545
Allstate Corp.	4,076	479,541
American International Group, Inc.	7,935	451,184
Loews Corp.	7,656	442,210
Everest Re Group Ltd.	1,528	418,550
Invesco Ltd.	15,397	354,439
Citigroup, Inc.	5,597	338,003
Aflac, Inc.	5,540	323,481
Travelers Companies, Inc.	2,012	314,737
Principal Financial Group, Inc.	4,237	306,462
Globe Life, Inc.	3,268	306,277
Hartford Financial Services Group, Inc.	4,405	304,121
Citizens Financial Group, Inc.	6,285	296,966
Assurant, Inc.	1,766	275,249
Chubb Ltd.	1,235	238,738
People’s United Financial, Inc.	13,296	236,935
Wells Fargo & Co.	4,834	231,935
M&T Bank Corp.	1,390	213,476
Bank of New York Mellon Corp.	3,643	211,585
KeyCorp	8,719	201,671
State Street Corp.	2,040	189,720
Huntington Bancshares, Inc.	11,168	172,211
Truist Financial Corp.	2,847	166,692
Fifth Third Bancorp	3,419	148,897
W R Berkley Corp.	1,696	139,733
Kimco Realty Corp. REIT	5,463	134,663
Progressive Corp.	1,266	129,955
U.S. Bancorp	1,976	110,992
PNC Financial Services Group, Inc.	471	94,445
Total Financial		9,464,222

Consumer, Non-cyclical - 20.3%
Cigna Corp.	2,380	546,519
CVS Health Corp.	4,479	462,054
Archer-Daniels-Midland Co.	6,623	447,648
Centene Corp.*	5,164	425,513
Tyson Foods, Inc. — Class A	4,648	405,120
Kraft Heinz Co.	9,504	341,193
Universal Health Services, Inc. — Class B	2,545	329,985
Molson Coors Beverage Co. — Class B	6,688	309,989
Viatris, Inc.	22,124	299,338
Kroger Co.	6,550	296,453
Cardinal Health, Inc.	5,196	267,542
AmerisourceBergen Corp. — Class A	1,804	239,733
Anthem, Inc.	496	229,916
Humana, Inc.	480	222,653
Conagra Brands, Inc.	6,119	208,964
Henry Schein, Inc.*	2,457	190,491
Corteva, Inc.	3,653	172,714
J M Smucker Co.	1,130	153,477
Nielsen Holdings plc	6,319	129,603
DaVita, Inc.*	1,096	124,681
Sysco Corp.	1,529	120,103
Global Payments, Inc.	883	119,364
Organon & Co.	3,235	98,506
Total Consumer, Non-cyclical		6,141,559

Consumer, Cyclical - 12.9%
Walgreens Boots Alliance, Inc.	8,188	427,086
Gap, Inc.	21,184	373,898
General Motors Co.*	6,316	370,307
BorgWarner, Inc.	7,382	332,707
Ford Motor Co.	15,585	323,700
Whirlpool Corp.	1,340	314,444
Mohawk Industries, Inc.*	1,685	306,973
Best Buy Company, Inc.	2,622	266,395
PVH Corp.	2,448	261,079
PulteGroup, Inc.	4,543	259,678
Lennar Corp. — Class A	2,116	245,795
Walmart, Inc.	1,061	153,516
Alaska Air Group, Inc.*	2,849	148,433
PACCAR, Inc.	1,283	113,238
Total Consumer, Cyclical		3,897,249

Communications - 8.0%
ViacomCBS, Inc. — Class B	15,508	468,031
DISH Network Corp. — Class A*	12,195	395,606
AT&T, Inc.	14,555	358,053
Lumen Technologies, Inc.	26,942	338,122
News Corp. — Class A	6,256	139,571
Omnicom Group, Inc.	1,776	130,128
Verizon Communications, Inc.	2,351	122,158
Fox Corp. — Class A	3,146	116,087
Discovery, Inc. — Class C*	4,911	112,462
T-Mobile US, Inc.*	793	91,972
Discovery, Inc. — Class A*,1	2,736	64,406
Fox Corp. — Class B	1,457	49,931
News Corp. — Class B	1,915	43,088
Total Communications		2,429,615

Energy - 6.8%
Marathon Petroleum Corp.	6,493	415,487
Valero Energy Corp.	5,037	378,329
Phillips 66	4,761	344,982
Baker Hughes Co.	9,935	239,036
Kinder Morgan, Inc.	12,922	204,943
Marathon Oil Corp.	10,052	165,054
Exxon Mobil Corp.	2,647	161,970
Chevron Corp.	1,315	154,315
Total Energy		2,064,116

Utilities - 5.7%
Pinnacle West Capital Corp.	3,447	243,324
Exelon Corp.	3,109	179,576
Consolidated Edison, Inc.	2,041	174,138
Entergy Corp.	1,278	143,967
Evergy, Inc.	1,932	132,555
PPL Corp.	4,329	130,130

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P 500® PURE VALUE FUND

	Shares	Value
Atmos Energy Corp.	1,223	$128,134
Edison International	1,682	114,796
Duke Energy Corp.	995	104,375
American Electric Power Company, Inc.	1,171	104,184
DTE Energy Co.	808	96,588
NiSource, Inc.	3,391	93,625
Sempra Energy	693	91,670
Total Utilities		1,737,062

Industrial - 5.0%
Westrock Co.	11,175	495,723
FedEx Corp.	1,037	268,210
Huntington Ingalls Industries, Inc.	1,161	216,805
CH Robinson Worldwide, Inc.	1,982	213,322
Raytheon Technologies Corp.	1,281	110,243
Textron, Inc.	1,424	109,933
Westinghouse Air Brake Technologies Corp.	1,180	108,690
Total Industrial		1,522,926

Technology - 4.9%
Hewlett Packard Enterprise Co.	26,884	423,961
DXC Technology Co.*	12,978	417,762
Western Digital Corp.*	4,425	288,554
Leidos Holdings, Inc.	1,706	151,663
Intel Corp.	1,920	98,880
Fidelity National Information Services, Inc.	796	86,884
Total Technology		1,467,704

Basic Materials - 4.7%
Mosaic Co.	8,682	341,116
International Paper Co.	6,121	287,565
LyondellBasell Industries N.V. — Class A	3,111	286,928
Dow, Inc.	4,567	259,040
DuPont de Nemours, Inc.	1,894	152,997
Eastman Chemical Co.	839	101,443
Total Basic Materials		1,429,089

Total Common Stocks
(Cost $22,474,845)		30,153,542

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$106,759	106,759
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	44,152	44,152
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	40,139	40,139
Total Repurchase Agreements
(Cost $191,050)		191,050

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	49,138	49,138
Total Securities Lending Collateral
(Cost $49,138)		49,138

Total Investments - 100.3%
(Cost $22,715,033)		$30,393,730
Other Assets & Liabilities, net - (0.3)%		(90,275)
Total Net Assets - 100.0%		$30,303,455

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,153,542	$—	$—	$30,153,542
Repurchase Agreements	—	191,050	—	191,050
Securities Lending Collateral	49,138	—	—	49,138
Total Assets	$30,202,680	$191,050	$—	$30,393,730

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $46,256 of securities loaned (cost $22,523,983)	$30,202,680
Repurchase agreements, at value (cost $191,050)	191,050
Receivables:
Securities sold	780,265
Dividends	30,183
Securities lending income	18
Total assets	31,204,196

Liabilities:
Payable for:
Fund shares redeemed	769,210
Return of securities lending collateral	49,138
Management fees	17,770
Transfer agent and administrative fees	6,374
Investor service fees	5,923
Portfolio accounting fees	2,369
Trustees’ fees*	266
Miscellaneous	49,691
Total liabilities	900,741
Commitments and contingent liabilities (Note 11)	—
Net assets	$30,303,455

Net assets consist of:
Paid in capital	$21,550,728
Total distributable earnings (loss)	8,752,727
Net assets	$30,303,455
Capital shares outstanding	494,704
Net asset value per share	$61.26

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$799,674
Interest	54
Income from securities lending, net	208
Total investment income	799,936

Expenses:
Management fees	243,154
Investor service fees	81,051
Transfer agent and administrative fees	100,422
Professional fees	45,641
Portfolio accounting fees	32,420
Custodian fees	4,565
Trustees’ fees*	4,336
Line of credit fees	20
Miscellaneous	4,704
Total expenses	516,313
Net investment income	283,623

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,599,621
Net realized gain	4,599,621
Net change in unrealized appreciation (depreciation) on:
Investments	3,046,795
Net change in unrealized appreciation (depreciation)	3,046,795
Net realized and unrealized gain	7,646,416
Net increase in net assets resulting from operations	$7,930,039

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$283,623	$207,689
Net realized gain (loss) on investments	4,599,621	(342,346)
Net change in unrealized appreciation (depreciation) on investments	3,046,795	(485,148)
Net increase (decrease) in net assets resulting from operations	7,930,039	(619,805)

Distributions to shareholders	(312,593)	(1,768,964)

Capital share transactions:
Proceeds from sale of shares	58,771,957	27,521,313
Distributions reinvested	312,593	1,768,964
Cost of shares redeemed	(62,397,670)	(33,633,141)
Net decrease from capital share transactions	(3,313,120)	(4,342,864)
Net increase (decrease) in net assets	4,304,326	(6,731,633)

Net assets:
Beginning of year	25,999,129	32,730,762
End of year	$30,303,455	$25,999,129

Capital share activity:
Shares sold	1,038,082	678,561
Shares issued from reinvestment of distributions	5,511	47,135
Shares redeemed	(1,104,920)	(733,904)
Net decrease in shares	(61,327)	(8,208)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$46.76	$58.01	$48.02	$61.83	$56.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.46	.59	.53	.35
Net gain (loss) on investments (realized and unrealized)	14.56	(7.59)	10.53	(7.82)	8.28
Total from investment operations	15.06	(7.13)	11.12	(7.29)	8.63
Less distributions from:
Net investment income	(.36)	(.85)	(.45)	(.53)	(.46)
Net realized gains	(.20)	(3.27)	(.68)	(5.99)	(2.79)
Total distributions	(.56)	(4.12)	(1.13)	(6.52)	(3.25)
Net asset value, end of period	$61.26	$46.76	$58.01	$48.02	$61.83

Total Return[b]	32.32%	(10.56%)	23.27%	(13.32%)	15.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,303	$25,999	$32,731	$33,111	$44,496
Ratios to average net assets:
Net investment income (loss)	0.87%	1.08%	1.10%	0.91%	0.61%
Total expenses	1.59%	1.73%	1.72%	1.63%	1.61%
Portfolio turnover rate	184%	157%	144%	197%	127%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2021, S&P MidCap 400® Pure Growth Fund returned 12.21%, compared with a return of 14.21% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary sector contributed the most to the return of the underlying index for the period, followed by the Industrials and the Financials sectors. The Consumer Staples and Communication Services sectors were the leading detractors from return.

Medpace Holdings, Inc., SLM Corp., and Trex Company, Inc. added the most to return of the underlying index for the year. Boston Beer Company, Inc. - Class A, Sunrun, Inc., and Emergent BioSolutions, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Navient Corp.	3.1%
Louisiana-Pacific Corp.	3.0%
SLM Corp.	2.6%
Cleveland-Cliffs, Inc.	2.5%
Jefferies Financial Group, Inc.	2.4%
Dick’s Sporting Goods, Inc.	2.4%
Concentrix Corp.	2.4%
Tempur Sealy International, Inc.	2.2%
Fox Factory Holding Corp.	2.1%
Builders FirstSource, Inc.	2.0%
Top Ten Total	24.7%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	12.21%	11.31%	10.54%
S&P MidCap 400 Pure Growth Index	14.21%	13.18%	12.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2021
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Consumer, Cyclical - 21.7%
Dick’s Sporting Goods, Inc.	3,857	$443,516
Tempur Sealy International, Inc.	8,580	403,517
Fox Factory Holding Corp.*	2,289	389,359
Crocs, Inc.*	2,772	355,426
Williams-Sonoma, Inc.	1,814	306,802
Deckers Outdoor Corp.*	635	232,607
YETI Holdings, Inc.*	2,533	209,809
Five Below, Inc.*	965	199,649
Wingstop, Inc.	1,135	196,128
Mattel, Inc.*	8,477	182,764
Churchill Downs, Inc.	679	163,571
Boyd Gaming Corp.*	2,313	151,663
Avient Corp.	2,686	150,282
GameStop Corp. — Class A*,1	972	144,235
Scientific Games Corp. — Class A*	2,077	138,806
Brunswick Corp.	1,362	137,194
RH*	226	121,122
Scotts Miracle-Gro Co. — Class A	732	117,852
Total Consumer, Cyclical		4,044,302

Financial - 21.1%
Navient Corp.	27,331	579,964
SLM Corp.	24,924	490,255
Jefferies Financial Group, Inc.	11,531	447,403
Evercore, Inc. — Class A	2,365	321,285
Pinnacle Financial Partners, Inc.	2,885	275,518
PacWest Bancorp	5,683	256,701
Stifel Financial Corp.	3,102	218,443
Life Storage, Inc. REIT	1,375	210,623
East West Bancorp, Inc.	2,549	200,555
Affiliated Managers Group, Inc.	1,152	189,515
National Storage Affiliates Trust REIT	2,600	179,920
UMB Financial Corp.	1,683	178,583
First Financial Bankshares, Inc.	2,770	140,827
Kinsale Capital Group, Inc.	517	122,989
Camden Property Trust REIT	605	108,101
Total Financial		3,920,682

Consumer, Non-cyclical - 17.7%
Medpace Holdings, Inc.*	1,459	317,537
Repligen Corp.*	1,128	298,739
Tandem Diabetes Care, Inc.*	1,964	295,621
Tenet Healthcare Corp.*	3,368	275,132
Option Care Health, Inc.*	8,057	229,141
GXO Logistics, Inc.*	1,934	175,665
STAAR Surgical Co.*	1,762	160,871
FTI Consulting, Inc.*	1,040	159,557
Bruker Corp.	1,893	158,842
Quidel Corp.*	1,124	151,729
Arrowhead Pharmaceuticals, Inc.*	2,258	149,705
Paylocity Holding Corp.*	632	149,253
Avis Budget Group, Inc.*	713	147,855
ASGN, Inc.*	1,191	146,969
Neurocrine Biosciences, Inc.*	1,647	140,275
Service Corporation International	1,750	124,233
Syneos Health, Inc.*	1,087	111,613
Darling Ingredients, Inc.*	1,569	108,716
Total Consumer, Non-cyclical		3,301,453

Industrial - 14.7%
Louisiana-Pacific Corp.	7,108	556,912
Builders FirstSource, Inc.*	4,432	379,867
Trex Company, Inc.*	2,350	317,320
Saia, Inc.*	736	248,054
Axon Enterprise, Inc.*	1,516	238,012
Eagle Materials, Inc.	1,329	221,225
TopBuild Corp.*	716	197,551
Vicor Corp.*	1,239	157,328
Carlisle Companies, Inc.	466	115,624
Valmont Industries, Inc.	440	110,220
Simpson Manufacturing Company, Inc.	780	108,475
Tetra Tech, Inc.	557	94,579
Total Industrial		2,745,167

Technology - 11.6%
Concentrix Corp.	2,461	439,584
Azenta, Inc.	2,331	240,349
Digital Turbine, Inc.*	3,506	213,831
Power Integrations, Inc.	1,878	174,448
Maximus, Inc.	2,052	163,483
Lattice Semiconductor Corp.*	2,037	156,971
Teradata Corp.*	3,636	154,421
Silicon Laboratories, Inc.*	645	133,141
Qualys, Inc.*	968	132,829
Ziff Davis, Inc.*	1,189	131,812
SiTime Corp.*	418	122,282
Synaptics, Inc.*	359	103,934
Total Technology		2,167,085

Basic Materials - 6.5%
Cleveland-Cliffs, Inc.*	21,512	468,316
Steel Dynamics, Inc.	5,142	319,164
Olin Corp.	4,004	230,310
Valvoline, Inc.	5,044	188,091
Total Basic Materials		1,205,881

Energy - 4.0%
Antero Midstream Corp.	30,863	298,754
Targa Resources Corp.	4,343	226,878
Murphy Oil Corp.	8,115	211,883
Total Energy		737,515

Communications - 1.8%
Mimecast Ltd.*	4,124	328,147

Total Common Stocks
(Cost $15,168,438)		18,450,232

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$63,819	$63,819
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	26,393	26,393
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	23,994	23,994
Total Repurchase Agreements
(Cost $114,206)		114,206

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	115,577	115,577
Total Securities Lending Collateral
(Cost $115,577)		115,577

Total Investments - 100.3%
(Cost $15,398,221)		$18,680,015
Other Assets & Liabilities, net - (0.3)%		(46,632)
Total Net Assets - 100.0%		$18,633,383

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,450,232	$—	$—	$18,450,232
Repurchase Agreements	—	114,206	—	114,206
Securities Lending Collateral	115,577	—	—	115,577
Total Assets	$18,565,809	$114,206	$—	$18,680,015

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $108,176 of securities loaned (cost $15,284,015)	$18,565,809
Repurchase agreements, at value (cost $114,206)	114,206
Receivables:
Fund shares sold	164,903
Dividends	2,301
Securities lending income	23
Total assets	18,847,242

Liabilities:
Payable for:
Return of securities lending collateral	115,577
Fund shares redeemed	43,593
Management fees	11,739
Transfer agent and administrative fees	4,211
Investor service fees	3,913
Portfolio accounting fees	1,565
Trustees’ fees*	177
Miscellaneous	33,084
Total liabilities	213,859
Commitments and contingent liabilities (Note 11)	—
Net assets	$18,633,383

Net assets consist of:
Paid in capital	$13,771,831
Total distributable earnings (loss)	4,861,552
Net assets	$18,633,383
Capital shares outstanding	397,849
Net asset value per share	$46.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$72,453
Interest	46
Income from securities lending, net	106
Total investment income	72,605

Expenses:
Management fees	149,223
Investor service fees	49,741
Transfer agent and administrative fees	63,204
Professional fees	27,240
Portfolio accounting fees	19,896
Trustees’ fees*	3,260
Custodian fees	2,939
Miscellaneous	2,247
Total expenses	317,750
Net investment loss	(245,145)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,317,991
Net realized gain	3,317,991
Net change in unrealized appreciation (depreciation) on:
Investments	(915,982)
Net change in unrealized appreciation (depreciation)	(915,982)
Net realized and unrealized gain	2,402,009
Net increase in net assets resulting from operations	$2,156,864

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(245,145)	$(161,933)
Net realized gain on investments	3,317,991	1,838,567
Net change in unrealized appreciation (depreciation) on investments	(915,982)	3,082,718
Net increase in net assets resulting from operations	2,156,864	4,759,352

Distributions to shareholders	(1,506,779)	(549,822)

Capital share transactions:
Proceeds from sale of shares	20,285,321	23,579,335
Distributions reinvested	1,506,779	549,822
Cost of shares redeemed	(24,678,460)	(20,206,916)
Net increase (decrease) from capital share transactions	(2,886,360)	3,922,241
Net increase (decrease) in net assets	(2,236,275)	8,131,771

Net assets:
Beginning of year	20,869,658	12,737,887
End of year	$18,633,383	$20,869,658

Capital share activity:
Shares sold	419,578	651,346
Shares issued from reinvestment of distributions	32,935	15,320
Shares redeemed	(515,218)	(558,244)
Net increase (decrease) in shares	(62,705)	108,422

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$45.31	$36.17	$31.34	$39.31	$33.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.59)	(.41)	(.27)	(.28)	(.25)
Net gain (loss) on investments (realized and unrealized)	6.04	11.04	5.10	(4.97)	6.45
Total from investment operations	5.45	10.63	4.83	(5.25)	6.20
Less distributions from:
Net realized gains	(3.92)	(1.49)	—	(2.72)	—
Total distributions	(3.92)	(1.49)	—	(2.72)	—
Net asset value, end of period	$46.84	$45.31	$36.17	$31.34	$39.31

Total Return[b]	12.21%	30.47%	15.41%	(14.83%)	18.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,633	$20,870	$12,738	$14,210	$20,394
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.13%)	(0.77%)	(0.72%)	(0.70%)
Total expenses	1.60%	1.72%	1.73%	1.62%	1.61%
Portfolio turnover rate	159%	204%	176%	183%	233%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2021, S&P MidCap 400® Pure Value Fund returned 31.25%, compared with a return of 33.58% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector contributed the most to the return of the underlying index for the period, followed by the Consumer Discretionary and the Materials sectors. No sector detracted from return for the period.

Navient Corp., Commercial Metals Co., and AutoNation, Inc. added the most to return of the underlying index for the year. HollyFrontier Corp., KAR Auction Services, Inc., and Perrigo Co. plc detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Unum Group	2.2%
Reinsurance Group of America, Inc. — Class A	2.2%
Avnet, Inc.	2.2%
Xerox Holdings Corp.	2.2%
United States Steel Corp.	2.2%
HollyFrontier Corp.	2.1%
Taylor Morrison Home Corp. — Class A	1.9%
Kemper Corp.	1.8%
CNO Financial Group, Inc.	1.8%
Arrow Electronics, Inc.	1.6%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	31.25%	9.62%	11.79%
S&P MidCap 400 Pure Value Index	33.58%	11.57%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Financial - 29.1%
Unum Group	12,603	$309,656
Reinsurance Group of America, Inc. — Class A	2,823	309,090
Kemper Corp.	4,154	244,214
CNO Financial Group, Inc.	10,216	243,549
Alleghany Corp.*	295	196,939
Old Republic International Corp.	8,007	196,812
Mercury General Corp.	3,666	194,518
Voya Financial, Inc.	2,815	186,663
Hanover Insurance Group, Inc.	1,127	147,705
Alliance Data Systems Corp.	2,129	141,728
Associated Banc-Corp.	5,710	128,989
FNB Corp.	10,562	128,117
MGIC Investment Corp.	8,711	125,613
Fulton Financial Corp.	7,273	123,641
New York Community Bancorp, Inc.	9,923	121,160
Texas Capital Bancshares, Inc.*	1,867	112,486
SL Green Realty Corp. REIT	1,557	111,637
First Horizon Corp.	6,375	104,104
Cadence Bank	3,420	101,882
Essent Group Ltd.	2,136	97,252
United Bankshares, Inc.	2,565	93,058
Sterling Bancorp	3,569	92,044
Prosperity Bancshares, Inc.	1,173	84,808
Selective Insurance Group, Inc.	975	79,891
RenaissanceRe Holdings Ltd.	455	77,045
International Bancshares Corp.	1,759	74,564
Washington Federal, Inc.	2,123	70,866
Valley National Bancorp	4,964	68,255
Sabra Health Care REIT, Inc.	4,191	56,746
Total Financial		4,023,032

Consumer, Cyclical - 25.6%
Taylor Morrison Home Corp. — Class A*	7,428	259,683
Foot Locker, Inc.	5,073	221,335
Kohl’s Corp.	4,439	219,242
Adient plc*	4,555	218,093
Goodyear Tire & Rubber Co.*	9,871	210,450
KB Home	4,588	205,221
Lithia Motors, Inc. — Class A	685	203,411
Tri Pointe Homes, Inc.*	7,102	198,075
Thor Industries, Inc.	1,857	192,701
Dana, Inc.	8,316	189,771
Univar Solutions, Inc.*	6,034	171,064
Lear Corp.	857	156,788
Macy’s, Inc.	5,772	151,111
Urban Outfitters, Inc.*	4,367	128,215
Murphy USA, Inc.	621	123,728
Toll Brothers, Inc.	1,610	116,548
Nu Skin Enterprises, Inc. — Class A	2,247	114,035
JetBlue Airways Corp.*	7,032	100,136
Callaway Golf Co.*	3,402	93,351
Nordstrom, Inc.*	3,240	73,289
MillerKnoll, Inc.	1,754	68,739
BJ’s Wholesale Club Holdings, Inc.*	1,005	67,305
Harley-Davidson, Inc.	1,401	52,803
Total Consumer, Cyclical		3,535,094

Industrial - 17.5%
Avnet, Inc.	7,478	308,318
Arrow Electronics, Inc.*	1,691	227,051
Ryder System, Inc.	2,362	194,700
TD SYNNEX Corp.	1,654	189,151
Greif, Inc. — Class A	2,728	164,689
Worthington Industries, Inc.	2,969	162,285
Vishay Intertechnology, Inc.	5,225	114,271
MDU Resources Group, Inc.	3,534	108,988
Fluor Corp.*	3,969	98,312
AGCO Corp.	788	91,424
XPO Logistics, Inc.*	1,155	89,432
EMCOR Group, Inc.	681	86,753
Owens Corning	902	81,631
Oshkosh Corp.	610	68,753
Terex Corp.	1,529	67,200
EnerSys	844	66,727
Silgan Holdings, Inc.	1,516	64,946
Knight-Swift Transportation Holdings, Inc.	1,043	63,560
Kirby Corp.*	1,058	62,866
Werner Enterprises, Inc.	1,138	54,237
Timken Co.	714	49,473
Total Industrial		2,414,767

Consumer, Non-cyclical - 8.4%
Graham Holdings Co. — Class B	360	226,739
ManpowerGroup, Inc.	1,868	181,812
Sprouts Farmers Market, Inc.*	5,741	170,393
Performance Food Group Co.*	3,234	148,408
Patterson Companies, Inc.	4,509	132,339
Perrigo Company plc	3,188	124,013
Pilgrim’s Pride Corp.*	4,314	121,655
Ingredion, Inc.	674	65,136
Total Consumer, Non-cyclical		1,170,495

Basic Materials - 6.5%
United States Steel Corp.	12,838	305,673
Commercial Metals Co.	6,120	222,095
Reliance Steel & Aluminum Co.	974	158,002
Minerals Technologies, Inc.	1,360	99,484
Cabot Corp.	1,114	62,607
Chemours Co.	1,542	51,749
Total Basic Materials		899,610

Utilities - 4.2%
Spire, Inc.	1,711	111,592
Southwest Gas Holdings, Inc.	1,565	109,628
UGI Corp.	2,346	107,705
NorthWestern Corp.	1,308	74,765
ALLETE, Inc.	961	63,762
ONE Gas, Inc.	731	56,718
Hawaiian Electric Industries, Inc.	1,257	52,166
Total Utilities		576,336

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Technology - 4.0%
Xerox Holdings Corp.	13,609	$308,108
Kyndryl Holdings, Inc.*	5,117	92,617
Science Applications International Corp.	1,064	88,940
CACI International, Inc. — Class A*	239	64,341
Total Technology		554,006

Energy - 3.4%
HollyFrontier Corp.	8,859	290,398
NOV, Inc.	8,815	119,443
Equitrans Midstream Corp.	5,728	59,228
Total Energy		469,069

Communications - 0.6%
Viasat, Inc.*	1,932	86,051

Total Common Stocks
(Cost $10,773,436)		13,728,460

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.1%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$81,738	81,738
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	33,804	33,804
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	30,731	30,731
Total Repurchase Agreements
(Cost $146,273)		146,273

Total Investments - 100.4%
(Cost $10,919,709)		$13,874,733
Other Assets & Liabilities, net - (0.4)%		(52,213)
Total Net Assets - 100.0%		$13,822,520

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,728,460	$—	$—	$13,728,460
Repurchase Agreements	—	146,273	—	146,273
Total Assets	$13,728,460	$146,273	$—	$13,874,733

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $10,773,436)	$13,728,460
Repurchase agreements, at value (cost $146,273)	146,273
Receivables:
Dividends	18,166
Total assets	13,892,899

Liabilities:
Payable for:
Fund shares redeemed	29,513
Professional fees	22,281
Management fees	8,726
Transfer agent and administrative fees	3,130
Investor service fees	2,909
Portfolio accounting fees	1,164
Trustees’ fees*	131
Miscellaneous	2,525
Total liabilities	70,379
Commitments and contingent liabilities (Note 11)	—
Net assets	$13,822,520

Net assets consist of:
Paid in capital	$9,620,048
Total distributable earnings (loss)	4,202,472
Net assets	$13,822,520
Capital shares outstanding	252,542
Net asset value per share	$54.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$396,364
Interest	34
Income from securities lending, net	1,512
Total investment income	397,910

Expenses:
Management fees	143,122
Investor service fees	47,707
Transfer agent and administrative fees	59,919
Professional fees	20,679
Portfolio accounting fees	19,083
Trustees’ fees*	2,852
Custodian fees	2,797
Miscellaneous	7,849
Total expenses	304,008
Net investment income	93,902

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,513,107
Net realized gain	3,513,107
Net change in unrealized appreciation (depreciation) on:
Investments	586,919
Net change in unrealized appreciation (depreciation)	586,919
Net realized and unrealized gain	4,100,026
Net increase in net assets resulting from operations	$4,193,928

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$93,902	$22,361
Net realized gain on investments	3,513,107	101,276
Net change in unrealized appreciation (depreciation) on investments	586,919	1,081,423
Net increase in net assets resulting from operations	4,193,928	1,205,060

Distributions to shareholders	(658,976)	(307,126)

Capital share transactions:
Proceeds from sale of shares	39,150,976	24,813,296
Distributions reinvested	658,976	307,126
Cost of shares redeemed	(45,890,561)	(19,068,103)
Net increase (decrease) from capital share transactions	(6,080,609)	6,052,319
Net increase (decrease) in net assets	(2,545,657)	6,950,253

Net assets:
Beginning of year	16,368,177	9,417,924
End of year	$13,822,520	$16,368,177

Capital share activity:
Shares sold	749,306	687,958
Shares issued from reinvestment of distributions	12,876	9,769
Shares redeemed	(888,216)	(542,587)
Net increase (decrease) in shares	(126,034)	155,140

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$43.24	$42.15	$34.42	$49.79	$54.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.09	.14	(.01)	(.05)
Net gain (loss) on investments (realized and unrealized)	13.11	2.49	7.59	(7.95)	6.13
Total from investment operations	13.37	2.58	7.73	(7.96)	6.08
Less distributions from:
Net investment income	(.04)	(.15)	—	—	—
Net realized gains	(1.84)	(1.34)	—	(7.41)	(10.64)
Total distributions	(1.88)	(1.49)	—	(7.41)	(10.64)
Net asset value, end of period	$54.73	$43.24	$42.15	$34.42	$49.79

Total Return[b]	31.25%	7.42%	22.46%	(18.98%)	13.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,823	$16,368	$9,418	$8,985	$17,415
Ratios to average net assets:
Net investment income (loss)	0.49%	0.27%	0.35%	(0.03%)	(0.10%)
Total expenses	1.59%	1.72%	1.73%	1.62%	1.61%
Portfolio turnover rate	216%	320%	188%	145%	144%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2021, S&P SmallCap 600® Pure Growth Fund return was 19.16%, compared with a return of 21.24% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary, Financials, and Information Technology sectors contributed the most to the return of the underlying index for the period. No sector detracted from return for the period.

The best-performing stocks of the underlying index for the period were Fulgent Genetics, Inc., Civitas Resources, Inc., and Vista Outdoor, Inc. The weakest performers of the underlying index were Pennant Group, Inc., BioLife Solutions, Inc., and Renewable Energy Group, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
B. Riley Financial, Inc.	2.0%
Fulgent Genetics, Inc.	2.0%
Customers Bancorp, Inc.	1.7%
Encore Wire Corp.	1.6%
Hibbett, Inc.	1.5%
Piper Sandler Cos.	1.4%
Avid Bioservices, Inc.	1.3%
Celsius Holdings, Inc.	1.3%
Kulicke & Soffa Industries, Inc.	1.3%
OptimizeRx Corp.	1.3%
Top Ten Total	15.4%

“Ten Largest Holdings” excludes any temporary cash investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	19.16%	10.40%	11.73%
S&P SmallCap 600 Pure Growth Index	21.24%	12.44%	13.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 26.7%
B. Riley Financial, Inc.	2,968	$263,737
Customers Bancorp, Inc.*	3,364	219,905
Piper Sandler Cos.	1,034	184,579
Flagstar Bancorp, Inc.	3,207	153,744
Triumph Bancorp, Inc.*	1,252	149,088
Meta Financial Group, Inc.	2,402	143,303
Innovative Industrial Properties, Inc. REIT	541	142,234
First BanCorp	10,232	140,997
World Acceptance Corp.*	552	135,477
ServisFirst Bancshares, Inc.	1,517	128,854
Walker & Dunlop, Inc.	828	124,929
Greenhill & Company, Inc.	6,673	119,647
Enova International, Inc.*	2,868	117,473
HomeStreet, Inc.	2,219	115,388
St. Joe Co.	2,159	112,376
Axos Financial, Inc.*	1,963	109,751
Virtus Investment Partners, Inc.	363	107,847
Veritex Holdings, Inc.	2,563	101,956
Redwood Trust, Inc. REIT	7,655	100,970
Preferred Bank/Los Angeles CA	1,395	100,147
HCI Group, Inc.	1,107	92,479
Investors Bancorp, Inc.	5,936	89,931
Great Western Bancorp, Inc.	2,576	87,481
Bancorp, Inc.*	2,978	75,373
Palomar Holdings, Inc.*	1,095	70,923
Independence Realty Trust, Inc. REIT	2,623	67,752
NexPoint Residential Trust, Inc. REIT	772	64,717
Trupanion, Inc.*	449	59,281
Brightsphere Investment Group, Inc.	2,106	53,914
Douglas Elliman, Inc.*	2,070	23,799
Total Financial		3,458,052

Consumer, Non-cyclical - 25.6%
Fulgent Genetics, Inc.*	2,591	260,629
Avid Bioservices, Inc.*	5,929	173,008
Celsius Holdings, Inc.*	2,275	169,647
Organogenesis Holdings, Inc.*	17,197	158,900
Joint Corp.*	2,244	147,408
United Natural Foods, Inc.*	2,937	144,148
Community Health Systems, Inc.*	10,367	137,985
Innoviva, Inc.*	7,922	136,655
Cross Country Healthcare, Inc.*	4,802	133,303
Simply Good Foods Co.*	3,021	125,583
AMN Healthcare Services, Inc.*	967	118,293
Ligand Pharmaceuticals, Inc. — Class B*	686	105,960
Coca-Cola Consolidated, Inc.	165	102,166
MGP Ingredients, Inc.	1,087	92,384
Cara Therapeutics, Inc.*	7,582	92,349
AngioDynamics, Inc.*	3,019	83,264
Heidrick & Struggles International, Inc.	1,816	79,414
Korn Ferry	1,037	78,532
Inter Parfums, Inc.	728	77,823
Collegium Pharmaceutical, Inc.*	4,060	75,841
Endo International plc*	19,975	75,106
CorVel Corp.*	355	73,840
uniQure N.V.*	3,537	73,357
Vericel Corp.*	1,811	71,172
Medifast, Inc.	339	70,997
BioLife Solutions, Inc.*	1,780	66,341
Omnicell, Inc.*	362	65,319
Xencor, Inc.*	1,303	52,276
Alarm.com Holdings, Inc.*	585	49,614
Supernus Pharmaceuticals, Inc.*	1,666	48,581
Vector Group Ltd.	4,139	47,516
RadNet, Inc.*	1,569	47,242
Heska Corp.*	223	40,695
Zynex, Inc.*	3,729	37,178
Total Consumer, Non-cyclical		3,312,526

Consumer, Cyclical - 14.9%
Hibbett, Inc.	2,643	190,111
OptimizeRx Corp.*	2,641	164,033
MarineMax, Inc.*	2,574	151,969
Century Communities, Inc.	1,798	147,058
Vista Outdoor, Inc.*	3,088	142,264
Barnes & Noble Education, Inc.*	18,741	127,626
Shoe Carnival, Inc.	3,191	124,704
Boot Barn Holdings, Inc.*	988	121,573
LGI Homes, Inc.*	772	119,259
Signet Jewelers Ltd.	1,342	116,794
Sleep Number Corp.*	1,239	94,908
Movado Group, Inc.	2,237	93,574
Buckle, Inc.	2,034	86,059
Children’s Place, Inc.*	969	76,832
Cavco Industries, Inc.*	234	74,330
Installed Building Products, Inc.	457	63,852
Gentherm, Inc.*	451	39,192
Total Consumer, Cyclical		1,934,138

Industrial - 11.9%
Encore Wire Corp.	1,425	203,917
MYR Group, Inc.*	1,244	137,524
Dorian LPG Ltd.	10,532	133,651
UFP Industries, Inc.	1,417	130,378
Comfort Systems USA, Inc.	1,187	117,442
Mueller Industries, Inc.	1,926	114,327
ArcBest Corp.	867	103,910
Matson, Inc.	1,082	97,413
NV5 Global, Inc.*	692	95,579
Insteel Industries, Inc.	2,376	94,589
Fabrinet*	724	85,772
Sturm Ruger & Company, Inc.	792	53,872
Advanced Energy Industries, Inc.	547	49,810
Watts Water Technologies, Inc. — Class A	245	47,572
Triumph Group, Inc.*	2,232	41,359
Chart Industries, Inc.*	237	37,799
Total Industrial		1,544,914

Technology - 10.4%
Kulicke & Soffa Industries, Inc.	2,735	165,577
MaxLinear, Inc. — Class A*	2,136	161,033

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Onto Innovation, Inc.*	1,483	$150,124
Ultra Clean Holdings, Inc.*	1,751	100,438
Diodes, Inc.*	852	93,558
Veeco Instruments, Inc.*	3,105	88,399
Axcelis Technologies, Inc.*	1,124	83,806
3D Systems Corp.*	3,378	72,762
Rambus, Inc.*	2,370	69,654
Apollo Medical Holdings, Inc.*,1	920	67,601
ExlService Holdings, Inc.*	450	65,146
Donnelley Financial Solutions, Inc.*	1,369	64,535
Diebold Nixdorf, Inc.*	6,995	63,305
SPS Commerce, Inc.*	363	51,673
TTEC Holdings, Inc.	551	49,893
Total Technology		1,347,504

Communications - 5.6%
TechTarget, Inc.*	1,647	157,552
Perficient, Inc.*	837	108,216
Thryv Holdings, Inc.*	2,517	103,524
Liquidity Services, Inc.*	3,523	77,788
Extreme Networks, Inc.*	4,946	77,652
Shutterstock, Inc.	498	55,218
Harmonic, Inc.*	4,588	53,955
Vonage Holdings Corp.*	2,292	47,651
ADTRAN, Inc.	1,867	42,623
Total Communications		724,179

Energy - 3.6%
Matador Resources Co.	3,738	138,007
Civitas Resources, Inc.	1,989	97,401
Callon Petroleum Co.*	1,600	75,600
PDC Energy, Inc.	1,470	71,707
SM Energy Co.	1,658	48,878
Ranger Oil Corp. — Class A*	1,276	34,350
Total Energy		465,943

Basic Materials - 0.8%
Rogers Corp.*	232	63,336
Balchem Corp.	239	40,295
Total Basic Materials		103,631

Total Common Stocks
(Cost $10,361,628)		12,890,887

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$30,540	30,540
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	12,631	12,631
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	11,482	11,482
Total Repurchase Agreements
(Cost $54,653)		54,653

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	50,897	50,897
Total Securities Lending Collateral
(Cost $50,897)		50,897

Total Investments - 100.3%
(Cost $10,467,178)		$12,996,437
Other Assets & Liabilities, net - (0.3)%		(39,907)
Total Net Assets - 100.0%		$12,956,530

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,890,887	$—	$—	$12,890,887
Repurchase Agreements	—	54,653	—	54,653
Securities Lending Collateral	50,897	—	—	50,897
Total Assets	$12,941,784	$54,653	$—	$12,996,437

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $50,187 of securities loaned (cost $10,412,525)	$12,941,784
Repurchase agreements, at value (cost $54,653)	54,653
Receivables:
Securities sold	159,973
Dividends	3,509
Securities lending income	1,682
Total assets	13,161,601

Liabilities:
Payable for:
Fund shares redeemed	116,340
Return of securities lending collateral	50,897
Management fees	8,093
Transfer agent and administrative fees	2,903
Investor service fees	2,698
Portfolio accounting fees	1,079
Trustees’ fees*	121
Miscellaneous	22,940
Total liabilities	205,071
Commitments and contingent liabilities (Note 11)	—
Net assets	$12,956,530

Net assets consist of:
Paid in capital	$9,110,111
Total distributable earnings (loss)	3,846,419
Net assets	$12,956,530
Capital shares outstanding	179,625
Net asset value per share	$72.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$81,148
Interest	35
Income from securities lending, net	6,813
Total investment income	87,996

Expenses:
Management fees	127,711
Investor service fees	42,570
Transfer agent and administrative fees	53,339
Professional fees	25,853
Portfolio accounting fees	17,028
Trustees’ fees*	2,462
Custodian fees	2,323
Miscellaneous	519
Total expenses	271,805
Net investment loss	(183,809)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,889,420
Net realized gain	2,889,420
Net change in unrealized appreciation (depreciation) on:
Investments	(135,557)
Net change in unrealized appreciation (depreciation)	(135,557)
Net realized and unrealized gain	2,753,863
Net increase in net assets resulting from operations	$2,570,054

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(183,809)	$(88,147)
Net realized gain on investments	2,889,420	167,890
Net change in unrealized appreciation (depreciation) on investments	(135,557)	1,703,710
Net increase in net assets resulting from operations	2,570,054	1,783,453

Distributions to shareholders	(65,305)	(448,156)

Capital share transactions:
Proceeds from sale of shares	32,594,661	19,287,441
Distributions reinvested	65,305	448,156
Cost of shares redeemed	(38,222,322)	(17,379,693)
Net increase (decrease) from capital share transactions	(5,562,356)	2,355,904
Net increase (decrease) in net assets	(3,057,607)	3,691,201

Net assets:
Beginning of year	16,014,137	12,322,936
End of year	$12,956,530	$16,014,137

Capital share activity:
Shares sold	461,796	387,331
Shares issued from reinvestment of distributions	935	9,650
Shares redeemed	(546,516)	(356,659)
Net increase (decrease) in shares	(83,785)	40,322

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$60.80	$55.24	$49.07	$54.95	$49.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.76)	(.45)	(.36)	(.60)	(.47)
Net gain (loss) on investments (realized and unrealized)	12.40	8.42	6.53	(4.12)	8.25
Total from investment operations	11.64	7.97	6.17	(4.72)	7.78
Less distributions from:
Net realized gains	(.31)	(2.41)	—	(1.16)	(2.69)
Total distributions	(.31)	(2.41)	—	(1.16)	(2.69)
Net asset value, end of period	$72.13	$60.80	$55.24	$49.07	$54.95

Total Return[b]	19.16%	15.76%	12.57%	(9.03%)	16.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,957	$16,014	$12,323	$17,006	$20,438
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(0.93%)	(0.69%)	(1.01%)	(0.90%)
Total expenses	1.60%	1.72%	1.73%	1.63%	1.61%
Portfolio turnover rate	219%	258%	190%	313%	280%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2021, S&P SmallCap 600® Pure Value Fund returned 43.39%, compared with a return of 46.50% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the year were the Industrials, Consumer Discretionary, and Financials sectors. The Utilities sectors was the only detractor from return for the period.

The stocks contributing the most to return of the underlying index were Veritiv Corp., CONSOL Energy, Inc., and Green Plains, Inc. Those detracting the most from return of the underlying index were World Fuel Services Corp., Invacare Corp., and Lannett Company, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Conn’s, Inc.	1.2%
Universal Insurance Holdings, Inc.	1.1%
Olympic Steel, Inc.	1.1%
Realogy Holdings Corp.	1.1%
Seneca Foods Corp. — Class A	1.1%
SiriusPoint Ltd.	1.1%
GEO Group, Inc.	1.1%
Universal Corp.	1.1%
Genworth Financial, Inc. — Class A	1.1%
Fresh Del Monte Produce, Inc.	1.1%
Top Ten Total	11.1%

“Ten Largest Holdings” excludes any temporary cash investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	43.39%	5.21%	9.84%
S&P SmallCap 600 Pure Value Index	46.50%	7.16%	11.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	December 31, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 93.3%

Consumer, Cyclical - 23.8%
Conn’s, Inc.*	8,209	$193,076
M/I Homes, Inc.*	2,555	158,870
ScanSource, Inc.*	4,460	156,457
World Fuel Services Corp.	5,675	150,217
Big Lots, Inc.	3,261	146,908
Vera Bradley, Inc.*	16,533	140,696
Cato Corp. — Class A	7,818	134,157
Motorcar Parts of America, Inc.*	7,845	133,914
G-III Apparel Group Ltd.*	4,570	126,315
ODP Corp.*	3,050	119,804
Chico’s FAS, Inc.*	22,029	118,516
LL Flooring Holdings, Inc.*	6,694	114,266
Sonic Automotive, Inc. — Class A	2,258	111,658
Group 1 Automotive, Inc.	554	108,152
MDC Holdings, Inc.	1,925	107,473
America’s Car-Mart, Inc.*	982	100,557
Haverty Furniture Companies, Inc.	3,265	99,811
SkyWest, Inc.*	2,518	98,957
Fiesta Restaurant Group, Inc.*	8,796	96,844
PC Connection, Inc.	2,197	94,757
Fossil Group, Inc.*	8,830	90,861
Titan International, Inc.*	7,970	87,351
Wabash National Corp.	4,268	83,311
American Axle & Manufacturing Holdings, Inc.*	8,867	82,729
Meritor, Inc.*	3,059	75,802
Ethan Allen Interiors, Inc.	2,881	75,742
Guess?, Inc.	3,198	75,729
Resideo Technologies, Inc.*	2,870	74,706
La-Z-Boy, Inc.	1,729	62,780
Veritiv Corp.*	495	60,672
KAR Auction Services, Inc.*	3,779	59,028
Caleres, Inc.	2,508	56,881
Universal Electronics, Inc.*	1,356	55,257
PriceSmart, Inc.	751	54,951
Bloomin’ Brands, Inc.*	2,376	49,848
Standard Motor Products, Inc.	937	49,090
El Pollo Loco Holdings, Inc.*	3,375	47,891
Tupperware Brands Corp.*	3,035	46,405
Zumiez, Inc.*	824	39,544
Brinker International, Inc.*	1,059	38,749
Bed Bath & Beyond, Inc.*,1	2,409	35,123
Cooper-Standard Holdings, Inc.*	1,210	27,116
Total Consumer, Cyclical		3,840,971

Financial - 21.9%
Universal Insurance Holdings, Inc.	10,782	183,294
Realogy Holdings Corp.*	10,826	181,985
SiriusPoint Ltd.*	21,869	177,795
GEO Group, Inc. REIT	22,862	177,180
Genworth Financial, Inc. — Class A*	43,358	175,600
United Fire Group, Inc.	6,518	151,152
EZCORP, Inc. — Class A*	18,930	139,514
StoneX Group, Inc.*	2,238	137,078
American Equity Investment Life Holding Co.	3,324	129,370
Mr Cooper Group, Inc.*	2,843	118,297
ProAssurance Corp.	4,042	102,263
Horace Mann Educators Corp.	2,516	97,369
Employers Holdings, Inc.	2,151	89,008
Safety Insurance Group, Inc.	809	68,789
Heritage Financial Corp.	2,703	66,061
Ready Capital Corp. REIT	4,209	65,787
eHealth, Inc.*	2,550	65,025
PennyMac Mortgage Investment Trust REIT	3,510	60,828
Two Harbors Investment Corp. REIT	10,506	60,619
Hope Bancorp, Inc.	4,115	60,532
Renasant Corp.	1,528	57,988
Old National Bancorp	3,196	57,911
Diversified Healthcare Trust REIT	18,360	56,732
First Midwest Bancorp, Inc.	2,736	56,033
First Financial Bancorp	2,276	55,489
New York Mortgage Trust, Inc. REIT	14,894	55,406
ARMOUR Residential REIT, Inc.	5,628	55,211
Franklin Street Properties Corp. REIT	9,053	53,865
S&T Bancorp, Inc.	1,690	53,269
Granite Point Mortgage Trust, Inc. REIT	4,525	52,988
Franklin BSP Realty Trust, Inc. REIT	3,518	52,559
Apollo Commercial Real Estate Finance, Inc. REIT	3,867	50,890
Allegiance Bancshares, Inc.	1,124	47,444
Columbia Banking System, Inc.	1,432	46,855
Northwest Bancshares, Inc.	3,199	45,298
NMI Holdings, Inc. — Class A*	2,050	44,793
Trustmark Corp.	1,374	44,600
Simmons First National Corp. — Class A	1,448	42,832
Berkshire Hills Bancorp, Inc.	1,479	42,048
TrustCo Bank Corporation NY	1,260	41,971
PRA Group, Inc.*	805	40,419
Office Properties Income Trust REIT	1,546	38,403
Invesco Mortgage Capital, Inc. REIT	13,774	38,292
Orion Office REIT, Inc.*	2,037	38,031
BankUnited, Inc.	817	34,567
RE/MAX Holdings, Inc. — Class A	1,076	32,807
Total Financial		3,544,247

Consumer, Non-cyclical - 15.5%
Seneca Foods Corp. — Class A*	3,793	181,874
Universal Corp.	3,201	175,799
Fresh Del Monte Produce, Inc.	6,270	173,052
Aaron’s Company, Inc.	6,962	171,613
Kelly Services, Inc. — Class A	10,102	169,411
Andersons, Inc.	4,228	163,666
SpartanNash Co.	5,906	152,139
TreeHouse Foods, Inc.*	3,383	137,113
Magellan Health, Inc.*	1,110	105,439
Perdoceo Education Corp.*	8,669	101,947
American Public Education, Inc.*	4,322	96,164
TrueBlue, Inc.*	3,363	93,054
CoreCivic, Inc.*	8,195	81,704
Strategic Education, Inc.	1,409	81,497

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
ABM Industries, Inc.	1,928	$78,759
Covetrus, Inc.*	3,871	77,304
Quanex Building Products Corp.	3,109	77,041
Owens & Minor, Inc.	1,661	72,253
Select Medical Holdings Corp.	2,272	66,797
Resources Connection, Inc.	2,995	53,431
Central Garden & Pet Co. — Class A*	949	45,410
Adtalem Global Education, Inc.*	1,447	42,773
Edgewell Personal Care Co.	894	40,865
Emergent BioSolutions, Inc.*	800	34,776
Deluxe Corp.	927	29,766
Central Garden & Pet Co.*	226	11,894
Total Consumer, Non-cyclical		2,515,541

Industrial - 13.1%
Olympic Steel, Inc.	7,771	182,618
TimkenSteel Corp.*	10,098	166,617
Benchmark Electronics, Inc.	5,923	160,513
Atlas Air Worldwide Holdings, Inc.*	1,651	155,392
Sanmina Corp.*	3,674	152,324
TTM Technologies, Inc.*	8,503	126,695
Powell Industries, Inc.	4,260	125,627
AAR Corp.*	2,986	116,544
Greenbrier Companies, Inc.	2,418	110,962
American Woodmark Corp.*	1,396	91,019
Tredegar Corp.	7,696	90,967
Harsco Corp.*	5,184	86,625
Granite Construction, Inc.	2,076	80,341
Griffon Corp.	2,811	80,057
DXP Enterprises, Inc.*	2,985	76,625
Moog, Inc. — Class A	856	69,310
O-I Glass, Inc.*	4,718	56,757
Matthews International Corp. — Class A	1,479	54,235
Hub Group, Inc. — Class A*	616	51,892
Plexus Corp.*	466	44,685
Arcosa, Inc.	682	35,942
Total Industrial		2,115,747

Basic Materials - 7.5%
Mercer International, Inc.	13,086	156,901
Unifi, Inc.*	6,725	155,684
Rayonier Advanced Materials, Inc.*	21,944	125,300
Koppers Holdings, Inc.*	3,703	115,904
Trinseo plc	2,038	106,913
American Vanguard Corp.	5,404	88,572
Schweitzer-Mauduit International, Inc.	2,759	82,494
Clearwater Paper Corp.*	2,249	82,471
Glatfelter Corp.	4,326	74,407
Sylvamo Corp.*	2,111	58,876
Kraton Corp.*	955	44,236
Carpenter Technology Corp.	1,443	42,121
Arconic Corp.*	1,243	41,031
Kaiser Aluminum Corp.	400	37,576
Total Basic Materials		1,212,486

Energy - 6.0%
SunCoke Energy, Inc.	22,329	147,148
PBF Energy, Inc. — Class A*	7,544	97,846
Helix Energy Solutions Group, Inc.*	27,277	85,104
US Silica Holdings, Inc.*	8,146	76,573
Renewable Energy Group, Inc.*	1,788	75,883
NOW, Inc.*	7,985	68,192
Oil States International, Inc.*	13,701	68,094
REX American Resources Corp.*	590	56,640
Bristow Group, Inc.*	1,773	56,151
CONSOL Energy, Inc.*	2,045	46,442
Oceaneering International, Inc.*	3,917	44,301
FutureFuel Corp.	5,371	41,034
ProPetro Holding Corp.*	4,512	36,547
Nabors Industries Ltd.*	413	33,490
Archrock, Inc.	4,177	31,244
Total Energy		964,689

Communications - 3.1%
Telephone & Data Systems, Inc.	8,149	164,203
NETGEAR, Inc.*	4,319	126,158
AMC Networks, Inc. — Class A*	2,514	86,582
Scholastic Corp.	1,573	62,857
ATN International, Inc.	1,554	62,082
Total Communications		501,882

Technology - 2.4%
Loyalty Ventures, Inc.*	3,569	107,320
Insight Enterprises, Inc.*	772	82,295
Photronics, Inc.*	4,059	76,512
Consensus Cloud Solutions, Inc.*	1,106	64,004
Ebix, Inc.	1,721	52,319
Total Technology		382,450

Total Common Stocks
(Cost $12,594,211)		15,078,013

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$56,200	56,200
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	23,242	23,242
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	21,130	21,130
Total Repurchase Agreements
(Cost $100,572)		100,572

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	26,466	$26,466
Total Securities Lending Collateral
(Cost $26,466)		26,466

Total Investments - 94.1%
(Cost $12,721,249)		$15,205,051
Other Assets & Liabilities, net - 5.9%		956,052
Total Net Assets - 100.0%		$16,161,103

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,078,013	$—	$—	$15,078,013
Repurchase Agreements	—	100,572	—	100,572
Securities Lending Collateral	26,466	—	—	26,466
Total Assets	$15,104,479	$100,572	$—	$15,205,051

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value - including $25,296 of securities loaned (cost $12,620,677)	$15,104,479
Repurchase agreements, at value (cost $100,572)	100,572
Receivables:
Fund shares sold	1,170,216
Dividends	22,272
Securities lending income	42
Total assets	16,397,581

Liabilities:
Payable for:
Securities purchased	118,775
Fund shares redeemed	43,448
Return of securities lending collateral	26,466
Management fees	10,194
Transfer agent and administrative fees	3,656
Investor service fees	3,398
Portfolio accounting fees	1,359
Trustees’ fees*	155
Miscellaneous	29,027
Total liabilities	236,478
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,161,103

Net assets consist of:
Paid in capital	$13,431,533
Total distributable earnings (loss)	2,729,570
Net assets	$16,161,103
Capital shares outstanding	188,721
Net asset value per share	$85.63

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $391)	$261,607
Interest	39
Income from securities lending, net	858
Total investment income	262,504

Expenses:
Management fees	157,456
Investor service fees	52,486
Transfer agent and administrative fees	62,829
Professional fees	30,614
Portfolio accounting fees	20,994
Custodian fees	2,927
Trustees’ fees*	1,963
Line of credit fees	117
Miscellaneous	5,013
Total expenses	334,399
Net investment loss	(71,895)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,619,236
Net realized gain	4,619,236
Net change in unrealized appreciation (depreciation) on:
Investments	1,404,194
Net change in unrealized appreciation (depreciation)	1,404,194
Net realized and unrealized gain	6,023,430
Net increase in net assets resulting from operations	$5,951,535

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(71,895)	$(31,514)
Net realized gain (loss) on investments	4,619,236	(703,672)
Net change in unrealized appreciation (depreciation) on investments	1,404,194	(105,869)
Net increase (decrease) in net assets resulting from operations	5,951,535	(841,055)

Capital share transactions:
Proceeds from sale of shares	75,059,564	13,118,125
Cost of shares redeemed	(72,980,448)	(13,223,227)
Net increase (decrease) from capital share transactions	2,079,116	(105,102)
Net increase (decrease) in net assets	8,030,651	(946,157)

Net assets:
Beginning of year	8,130,452	9,076,609
End of year	$16,161,103	$8,130,452

Capital share activity:
Shares sold	978,480	253,112
Shares redeemed	(925,913)	(259,881)
Net increase (decrease) in shares	52,567	(6,769)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$59.72	$63.51	$52.81	$66.48	$69.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.31)	(.17)	.08	(.23)
Net gain (loss) on investments (realized and unrealized)	26.19	(3.48)	11.06	(13.75)	(.20)
Total from investment operations	25.91	(3.79)	10.89	(13.67)	(.43)
Less distributions from:
Net investment income	—	—	(.19)	—	—
Net realized gains	—	—	—	—	(2.22)
Total distributions	—	—	(.19)	—	(2.22)
Net asset value, end of period	$85.63	$59.72	$63.51	$52.81	$66.48

Total Return[b]	43.39%	(5.97%)	20.68%	(20.58%)	(0.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,161	$8,130	$9,077	$8,414	$17,748
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.64%)	(0.28%)	0.12%	(0.35%)
Total expenses	1.59%	1.72%	1.73%	1.62%	1.61%
Portfolio turnover rate	383%	305%	248%	194%	204%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

For the one-year period ended December 31, 2021, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned 18.71% while the underlying index returned 17.12% over the same period.

The sectors contributing the most to the return of the underlying index for the period were the Information Technology, Industrials, and Consumer Discretionary sectors. The Utilities, Real Estate, and Health Care sectors detracted the most from performance.

The stocks contributing the most to performance of the underlying index were ASML Holding N.V. - Class G, LVMH Moet Hennessy Louis Vuitton SE ADR, and Linde plc. Those detracting the most from return of the underlying index were adidas AG ADR, Iberdrola SA, and Koninklijke Philips N.V.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	23.6%
Nestle S.A. ADR	1.7%
ASML Holding N.V. — Class G	1.4%
Roche Holding AG ADR	1.2%
LVMH Moet Hennessy Louis Vuitton SE ADR	0.9%
Novartis AG ADR	0.9%
Novo Nordisk A/S ADR	0.8%
AstraZeneca plc ADR	0.8%
Linde plc	0.8%
Top Ten Total	55.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	26.3%
Switzerland	21.7%
France	20.6%
Germany	13.8%
Netherlands	7.5%
Denmark	3.4%
Spain	2.3%
Other	4.4%
Total Long–Term Investments	100.0%

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	18.71%	9.75%	6.29%
STOXX Europe 50 Index	17.12%	9.70%	6.87%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2021
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 23.2%

Consumer, Non-cyclical - 9.7%
Nestle S.A. ADR	239	$33,548
Roche Holding AG ADR	478	24,708
Novartis AG ADR	207	18,106
Novo Nordisk A/S ADR	141	15,792
AstraZeneca plc ADR	262	15,262
Unilever plc ADR	223	11,995
Diageo plc ADR	49	10,787
L’Oreal S.A. ADR	103	9,828
Sanofi ADR	194	9,719
GlaxoSmithKline plc ADR	210	9,261
British American Tobacco plc ADR	177	6,622
Adyen N.V. ADR*	240	6,317
RELX plc ADR	168	5,478
Reckitt Benckiser Group plc ADR[1]	310	5,425
Anheuser-Busch InBev S.A. ADR	76	4,602
Bayer AG ADR	334	4,429
Total Consumer, Non-cyclical		191,879

Financial - 2.8%
HSBC Holdings plc ADR	351	10,582
Allianz SE ADR	348	8,216
BNP Paribas S.A. ADR	196	6,819
Zurich Insurance Group AG ADR	127	5,588
UBS Group AG	293	5,236
AXA S.A. ADR	175	5,210
Banco Santander S.A. ADR	1,482	4,876
Intesa Sanpaolo SpA ADR	259	4,047
Prudential plc ADR	117	4,029
Total Financial		54,603

Industrial - 2.2%
Siemens AG ADR	127	10,998
Schneider Electric SE ADR	241	9,450
Airbus SE ADR*	198	6,318
ABB Ltd. ADR	143	5,458
Deutsche Post AG ADR	84	5,383
Vinci S.A. ADR	204	5,367
Total Industrial		42,974

Technology - 2.1%
ASML Holding N.V. — Class G	35	27,865
SAP SE ADR[1]	93	13,030
Total Technology		40,895

Consumer, Cyclical - 2.0%
LVMH Moet Hennessy Louis Vuitton SE ADR	112	18,536
Cie Financiere Richemont S.A. ADR	445	6,653
Daimler AG ADR	233	5,497
Kering S.A. ADR	62	4,991
adidas AG ADR	32	4,608
Total Consumer, Cyclical		40,285

Basic Materials - 1.9%
Linde plc	43	14,897
Air Liquide S.A. ADR	201	7,009
Rio Tinto plc ADR	90	6,025
BASF SE ADR	312	5,469
BHP Group plc ADR[1]	89	5,319
Total Basic Materials		38,719

Energy - 1.3%
TotalEnergies SE ADR	224	11,079
Royal Dutch Shell plc — Class A ADR	174	7,552
BP plc ADR	281	7,483
Total Energy		26,114

Communications - 0.6%
Prosus N.V. ADR	369	6,129
Deutsche Telekom AG ADR	295	5,461
Total Communications		11,590

Utilities - 0.6%
Iberdrola S.A. ADR[1]	123	5,807
Enel SpA ADR	665	5,293
Total Utilities		11,100

Total Common Stocks
(Cost $393,168)		458,159

MUTUAL FUNDS† - 47.2%
Guggenheim Strategy Fund II2	18,706	465,394
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	46,897	465,216
Total Mutual Funds
(Cost $929,492)		930,610

	Face Amount
U.S. TREASURY BILLS†† - 9.6%
U.S. Treasury Bills
0.04% due 01/06/22[3,4]	$189,000	189,000
Total U.S. Treasury Bills
(Cost $188,999)		189,000

REPURCHASE AGREEMENTS††,5 - 20.0%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	221,004	221,004
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	91,401	91,401
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	83,092	83,092
Total Repurchase Agreements
(Cost $395,497)		395,497

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[7]	22,531	$22,531
Total Securities Lending Collateral
(Cost $22,531)		22,531

Total Investments - 101.1%
(Cost $1,929,687)		$1,995,797
Other Assets & Liabilities, net - (1.1)%		(21,674)
Total Net Assets - 100.0%		$1,974,123

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	46	Mar 2022	$1,980,268	$56,501
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	14	Mar 2022	1,993,600	9,589

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$458,159	$—	$—	$458,159
Mutual Funds	930,610	—	—	930,610
U.S. Treasury Bills	—	189,000	—	189,000
Repurchase Agreements	—	395,497	—	395,497
Securities Lending Collateral	22,531	—	—	22,531
Equity Futures Contracts**	56,501	—	—	56,501
Currency Futures Contracts**	9,589	—	—	9,589
Total Assets	$1,477,390	$584,497	$—	$2,061,887

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$429,079	$1,589,381	$(1,550,000)	$(1,648)	$(1,418)	$465,394	18,706	$9,391
Guggenheim Ultra Short Duration Fund — Institutional Class	543,073	1,575,837	(1,650,000)	(1,582)	(2,112)	465,216	46,897	5,843
	$972,152	$3,165,218	$(3,200,000)	$(3,230)	$(3,530)	$930,610		$15,234

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $22,016 of securities loaned (cost $604,698)	$669,690
Investments in affiliated issuers, at value (cost $929,492)	930,610
Repurchase agreements, at value (cost $395,497)	395,497
Receivables:
Foreign tax reclaims	7,300
Dividends	2,307
Variation margin on futures contracts	1,129
Securities lending income	64
Total assets	2,006,597

Liabilities:
Overdraft due to custodian bank	103
Payable for:
Return of securities lending collateral	22,531
Fund shares redeemed	1,900
Management fees	1,266
Securities purchased	1,011
Investor service fees	379
Transfer agent and administrative fees	332
Portfolio accounting fees	152
Trustees’ fees*	17
Miscellaneous	4,783
Total liabilities	32,474
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,974,123

Net assets consist of:
Paid in capital	$2,768,006
Total distributable earnings (loss)	(793,883)
Net assets	$1,974,123
Capital shares outstanding	15,754
Net asset value per share	$125.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,240)	$11,485
Dividends from securities of affiliated issuers	15,234
Interest from securities of unaffiliated issuers	346
Income from securities lending, net	598
Total investment income	27,663

Expenses:
Management fees	26,685
Investor service fees	7,413
Transfer agent and administrative fees	9,054
Professional fees	3,414
Portfolio accounting fees	2,965
Custodian fees	578
Trustees’ fees*	347
Miscellaneous	2,929
Total expenses	53,385
Less:
Expenses reimbursed by Adviser	(905)
Expenses waived by Adviser	(1,630)
Total waived/reimbursed expenses	(2,535)
Net expenses	50,850
Net investment loss	(23,187)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(48,189)
Investments in affiliated issuers	(3,230)
Futures contracts	147,148
Foreign currency transactions	(563)
Net realized gain	95,166
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,105
Investments in affiliated issuers	(3,530)
Futures contracts	45,694
Foreign currency translations	445
Net change in unrealized appreciation (depreciation)	48,714
Net realized and unrealized gain	143,880
Net increase in net assets resulting from operations	$120,693

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(23,187)	$(13,580)
Net realized gain (loss) on investments	95,166	(20,081)
Net change in unrealized appreciation (depreciation) on investments	48,714	(87,795)
Net increase (decrease) in net assets resulting from operations	120,693	(121,456)

Distributions to shareholders	(7,486)	(34,978)

Capital share transactions:
Proceeds from sale of shares	9,842,911	5,584,974
Distributions reinvested	7,486	34,978
Cost of shares redeemed	(10,512,348)	(6,930,469)
Net decrease from capital share transactions	(661,951)	(1,310,517)
Net decrease in net assets	(548,744)	(1,466,951)

Net assets:
Beginning of year	2,522,867	3,989,818
End of year	$1,974,123	$2,522,867

Capital share activity:
Shares sold	82,612	55,745
Shares issued from reinvestment of distributions	63	361
Shares redeemed	(90,766)	(69,429)
Net decrease in shares	(8,091)	(13,323)

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$105.80	$107.35	$84.49	$104.66	$82.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.92)	(.63)	.76	1.66	.25
Net gain (loss) on investments (realized and unrealized)	20.70	.73 [e]	23.18	(21.46)	23.17
Total from investment operations	19.78	.10	23.94	(19.80)	23.42
Less distributions from:
Net investment income	(.27)	(1.65)	(1.08)	(.37)	(.82)
Total distributions	(.27)	(1.65)	(1.08)	(.37)	(.82)
Net asset value, end of period	$125.31	$105.80	$107.35	$84.49	$104.66

Total Return[b]	18.71%	0.24%	28.43%	(18.97%)	28.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,974	$2,523	$3,990	$2,687	$5,725
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.67%)	0.77%	1.67%	0.26%
Total expenses[c]	1.80%	1.91%	1.88%	1.78%	1.80%
Net expenses[d]	1.71%	1.86%	1.80%	1.77%	1.80%
Portfolio turnover rate	374%	212%	391%	187%	121%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended December 31, 2021, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned -14.11%, while the underlying index returned -5.96% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Information Technology, Industrials, and Financials. The Consumer Discretionary, Communication Services, and Health Care sectors detracted the most from the performance of the underlying index for the period.

Stocks contributing most to return of the underlying index were Tokyo Electron Ltd., Recruit Holdings Co. Ltd., and Advantest Corp. Those detracting most from performance of the underlying index were Fast Retailing Co., Softbank Group Corp., and M3, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	26.0%
Total	52.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	(14.11%)	14.21%	14.14%
Nikkei-225 Stock Average Index	(5.96%)	8.81%	8.57%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2021
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 52.3%
Guggenheim Strategy Fund II1	18,838	$468,690
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	46,842	464,673
Total Mutual Funds
(Cost $927,765)		933,363

	Face Amount
U.S. TREASURY BILLS†† - 16.9%
U.S. Treasury Bills
0.04% due 01/06/22[2,3]	$301,000	301,000
Total U.S. Treasury Bills
(Cost $300,998)		301,000

REPURCHASE AGREEMENTS††,4 - 27.1%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	270,055	270,055
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	111,687	111,687
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	101,534	101,534
Total Repurchase Agreements
(Cost $483,276)		483,276

Total Investments - 96.3%
(Cost $1,712,039)		$1,717,639
Other Assets & Liabilities, net - 3.7%		65,198
Total Net Assets - 100.0%		$1,782,837

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei-225 (CME) Index Equity Futures Contracts	25	Mar 2022	$3,608,125	$7,939
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	33	Mar 2022	3,585,863	(29,243)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$933,363	$—	$—	$933,363
U.S. Treasury Bills	—	301,000	—	301,000
Repurchase Agreements	—	483,276	—	483,276
Equity Futures Contracts**	7,939	—	—	7,939
Total Assets	$941,302	$784,276	$—	$1,725,578

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$29,243	$—	$—	$29,243

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$496,862	$308,656	$(335,000)	$(338)	$(1,490)	$468,690	18,838	$8,673
Guggenheim Ultra Short Duration Fund — Institutional Class	592,484	205,673	(330,000)	(682)	(2,802)	464,673	46,842	5,681
	$1,089,346	$514,329	$(665,000)	$(1,020)	$(4,292)	$933,363		$14,354

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $300,998)	$301,000
Investments in affiliated issuers, at value (cost $927,765)	933,363
Repurchase agreements, at value (cost $483,276)	483,276
Receivables:
Fund shares sold	74,987
Dividends	961
Total assets	1,793,587

Liabilities:
Payable for:
Variation margin on futures contracts	3,814
Professional fees	3,068
Management fees	1,199
Securities purchased	1,015
Transfer agent and administrative fees	465
Investor service fees	432
Portfolio accounting fees	173
Fund shares redeemed	48
Trustees’ fees*	20
Miscellaneous	516
Total liabilities	10,750
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,782,837

Net assets consist of:
Paid in capital	$3,132,661
Total distributable earnings (loss)	(1,349,824)
Net assets	$1,782,837
Capital shares outstanding	17,502
Net asset value per share	$101.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$14,354
Interest from securities of unaffiliated issuers	414
Total investment income	14,768

Expenses:
Management fees	19,709
Investor service fees	6,570
Transfer agent and administrative fees	8,385
Professional fees	3,621
Portfolio accounting fees	2,628
Trustees’ fees*	439
Custodian fees	365
Miscellaneous	136
Total expenses	41,853
Less:
Expenses waived by Adviser	(1,565)
Net expenses	40,288
Net investment loss	(25,520)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	364
Investments in affiliated issuers	(1,020)
Futures contracts	(77,699)
Net realized loss	(78,355)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5)
Investments in affiliated issuers	(4,292)
Futures contracts	(260,712)
Net change in unrealized appreciation (depreciation)	(265,009)
Net realized and unrealized loss	(343,364)
Net decrease in net assets resulting from operations	$(368,884)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(25,520)	$(13,879)
Net realized gain (loss) on investments	(78,355)	345,662
Net change in unrealized appreciation (depreciation) on investments	(265,009)	241,144
Net increase (decrease) in net assets resulting from operations	(368,884)	572,927

Distributions to shareholders	—	(16,959)

Capital share transactions:
Proceeds from sale of shares	9,720,179	4,641,138
Distributions reinvested	—	16,959
Cost of shares redeemed	(10,561,781)	(4,257,909)
Net increase (decrease) from capital share transactions	(841,602)	400,188
Net increase (decrease) in net assets	(1,210,486)	956,156

Net assets:
Beginning of year	2,993,323	2,037,167
End of year	$1,782,837	$2,993,323

Capital share activity:
Shares sold	88,252	60,712
Shares issued from reinvestment of distributions	—	223
Shares redeemed	(95,992)	(59,560)
Net increase (decrease) in shares	(7,740)	1,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$118.59	$85.35	$62.30	$100.82	$67.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.11)	(.65)	.66	.70	(.13)
Net gain (loss) on investments (realized and unrealized)	(15.62)	34.73	23.49	(19.56)	33.87
Total from investment operations	(16.73)	34.08	24.15	(18.86)	33.74
Less distributions from:
Net investment income	—	(.84)	(1.10)	—	—
Net realized gains	—	—	—	(19.66)	—
Total distributions	—	(.84)	(1.10)	(19.66)	—
Net asset value, end of period	$101.86	$118.59	$85.35	$62.30	$100.82

Total Return[b]	(14.11%)	40.46%	39.03%	(22.95%)	50.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,783	$2,993	$2,037	$2,013	$5,614
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(0.82%)	0.89%	0.76%	(0.15%)
Total expenses[c]	1.59%	1.72%	1.72%	1.58%	1.83%
Net expenses[d]	1.53%	1.67%	1.64%	1.58%	1.83%
Portfolio turnover rate	41%	199%	153%	180%	73%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 11.10%, compared with a return of 6.37% for its benchmark, the underlying index.

The euro, Japanese yen, and Swedish krona were the components which contributed the most to the DXY during 2021. The Canadian dollar was the only component to detract from the DXY during 2021.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	26.1%
Total	52.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	11.10%	(1.65%)	2.24%
U.S. Dollar Index	6.37%	(1.31%)	1.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 52.5%
Guggenheim Strategy Fund II1	42,448	$1,056,098
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	105,348	1,045,048
Total Mutual Funds
(Cost $2,102,652)		2,101,146

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 6.2%
Federal Home Loan Bank
0.03% due 01/07/22[2]	$250,000	249,999
Total Federal Agency Discount Notes
(Cost $249,999)		249,999

U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bills
0.04% due 01/06/22[2,3]	64,000	64,000
Total U.S. Treasury Bills
(Cost $63,999)		64,000

REPURCHASE AGREEMENTS††,4 - 38.9%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[5]	869,628	869,628
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[5]	359,652	359,652
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[5]	326,956	326,956
Total Repurchase Agreements
(Cost $1,556,236)		1,556,236

Total Investments - 99.2%
(Cost $3,972,886)		$3,971,381
Other Assets & Liabilities, net - 0.8%		32,172
Total Net Assets - 100.0%		$4,003,553

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	74	Mar 2022	$7,078,100	$(36,829)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	Receive	N/A	At Maturity	03/17/22	9,756	$932,647	$(5,070)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2021.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,101,146	$—	$—	$2,101,146
Federal Agency Discount Notes	—	249,999	—	249,999
U.S. Treasury Bills	—	64,000	—	64,000
Repurchase Agreements	—	1,556,236	—	1,556,236
Total Assets	$2,101,146	$1,870,235	$—	$3,971,381

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$36,829	$—	$—	$36,829
Currency Index Swap Agreements**	—	5,070	—	5,070
Total Liabilities	$36,829	$5,070	$—	$41,899

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$319,625	$1,314,693	$(575,000)	$(592)	$(2,628)	$1,056,098	42,448	$7,653
Guggenheim Ultra Short Duration Fund — Institutional Class	434,153	1,490,172	(875,000)	(666)	(3,611)	1,045,048	105,348	5,143
	$753,778	$2,804,865	$(1,450,000)	$(1,258)	$(6,239)	$2,101,146		$12,796

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $313,998)	$313,999
Investments in affiliated issuers, at value (cost $2,102,652)	2,101,146
Repurchase agreements, at value (cost $1,556,236)	1,556,236
Segregated cash with broker	76,920
Receivables:
Fund shares sold	14,432
Dividends	2,436
Swap settlement	110
Total assets	4,065,279

Liabilities:
Unrealized depreciation on OTC swap agreements	5,070
Payable for:
Variation margin on futures contracts	23,236
Fund shares redeemed	10,503
Licensing fees	6,999
Management fees	3,221
Securities purchased	2,558
Investor service fees	965
Transfer agent and administrative fees	845
Portfolio accounting fees	386
Trustees’ fees*	44
Miscellaneous	7,899
Total liabilities	61,726
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,003,553

Net assets consist of:
Paid in capital	$5,117,164
Total distributable earnings (loss)	(1,113,611)
Net assets	$4,003,553
Capital shares outstanding	102,514
Net asset value per share	$39.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$12,796
Interest	395
Total investment income	13,191

Expenses:
Management fees	20,490
Investor service fees	5,692
Transfer agent and administrative fees	6,984
Licensing fees	5,687
Professional fees	2,371
Portfolio accounting fees	2,277
Custodian fees	304
Trustees’ fees*	282
Miscellaneous	1,327
Total expenses	45,414
Less:
Expenses reimbursed by Adviser	(759)
Expenses waived by Adviser	(1,412)
Total waived/reimbursed expenses	(2,171)
Net expenses	43,243
Net investment loss	(30,052)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(1,258)
Swap agreements	42,397
Futures contracts	176,356
Net realized gain	217,495
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(6,239)
Swap agreements	(681)
Futures contracts	(4,267)
Net change in unrealized appreciation (depreciation)	(11,187)
Net realized and unrealized gain	206,308
Net increase in net assets resulting from operations	$176,256

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(30,052)	$(20,911)
Net realized gain (loss) on investments	217,495	(342,625)
Net change in unrealized appreciation (depreciation) on investments	(11,187)	(18,853)
Net increase (decrease) in net assets resulting from operations	176,256	(382,389)

Distributions to shareholders	—	(13,811)

Capital share transactions:
Proceeds from sale of shares	16,343,231	23,485,177
Distributions reinvested	—	13,811
Cost of shares redeemed	(14,071,900)	(22,958,927)
Net increase from capital share transactions	2,271,331	540,061
Net increase in net assets	2,447,587	143,861

Net assets:
Beginning of year	1,555,966	1,412,105
End of year	$4,003,553	$1,555,966

Capital share activity:
Shares sold	437,524	583,065
Shares issued from reinvestment of distributions	—	351
Shares redeemed	(379,276)	(573,413)
Net increase in shares	58,248	10,003

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$35.15	$41.21	$39.73	$35.53	$43.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.49)	(.43)	.21	.27	(.04)
Net gain (loss) on investments (realized and unrealized)	4.39	(5.32)	1.63	3.93	(7.67)
Total from investment operations	3.90	(5.75)	1.84	4.20	(7.71)
Less distributions from:
Net investment income	—	(.31)	(.36)	—	—
Net realized gains	—	—	—	—	(.66)
Total distributions	—	(.31)	(.36)	—	(.66)
Net asset value, end of period	$39.05	$35.15	$41.21	$39.73	$35.53

Total Return[b]	11.10%	(14.03%)	4.61%	11.82%	(17.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,004	$1,556	$1,412	$3,420	$1,737
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.05%)	0.50%	0.73%	(0.10%)
Total expenses[c]	1.99%	2.02%	2.09%	1.83%	1.80%
Net expenses[d]	1.90%	1.96%	2.02%	1.82%	1.80%
Portfolio turnover rate	131%	103%	102%	241%	88%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2021, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -13.98%, compared with a return of 6.37% for its benchmark, the underlying index.

The euro, Japanese yen, and Swedish krona were the components which contributed the most to the DXY during 2021. The Canadian dollar was the only component to detract from the DXY during 2021.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2021, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	26.0%
Total	52.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(13.98%)	(1.09%)	(5.81%)
U.S. Dollar Index	6.37%	(1.31%)	1.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2021
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 52.1%
Guggenheim Strategy Fund II1	7,255	$180,496
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	18,150	180,052
Total Mutual Funds
(Cost $359,790)		360,548

	Face Amount
U.S. TREASURY BILLS†† - 9.1%
U.S. Treasury Bills
0.04% due 01/06/22[2,3]	$63,000	63,000
Total U.S. Treasury Bills
(Cost $63,000)		63,000

REPURCHASE AGREEMENTS††,4 - 42.7%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22[5]	165,381	165,381
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22[5]	68,396	68,396
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22[5]	62,179	62,179
Total Repurchase Agreements
(Cost $295,956)		295,956

Total Investments - 103.9%
(Cost $718,746)		$719,504
Other Assets & Liabilities, net - (3.9)%		(26,724)
Total Net Assets - 100.0%		$692,780

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	12	Mar 2022	$1,147,800	$4,816

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	Pay	N/A	At Maturity	03/17/22	2,508	$239,763	$1,380

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2021.

See Sector Classification in Other Information section.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$360,548	$—	$—	$360,548
U.S. Treasury Bills	—	63,000	—	63,000
Repurchase Agreements	—	295,956	—	295,956
Currency Futures Contracts**	4,816	—	—	4,816
Currency Index Swap Agreements**	—	1,380	—	1,380
Total Assets	$365,364	$360,336	$—	$725,700

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$365,606	$300,684	$(485,000)	$296	$(1,090)	$180,496	7,255	$4,207
Guggenheim Ultra Short Duration Fund — Institutional Class	535,187	302,058	(655,000)	(898)	(1,295)	180,052	18,150	3,078
	$900,793	$602,742	$(1,140,000)	$(602)	$(2,385)	$360,548		$7,285

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $63,000)	$63,000
Investments in affiliated issuers, at value (cost $359,790)	360,548
Repurchase agreements, at value (cost $295,956)	295,956
Unrealized appreciation on OTC swap agreements	1,380
Receivables:
Variation margin on futures contracts	3,768
Dividends	365
Swap settlement	109
Total assets	725,126

Liabilities:
Payable for:
Fund shares redeemed	25,353
Licensing fees	4,600
Management fees	484
Securities purchased	386
Investor service fees	145
Transfer agent and administrative fees	127
Portfolio accounting fees	58
Trustees’ fees*	6
Miscellaneous	1,187
Total liabilities	32,346
Commitments and contingent liabilities (Note 11)	—
Net assets	$692,780

Net assets consist of:
Paid in capital	$2,186,860
Total distributable earnings (loss)	(1,494,080)
Net assets	$692,780
Capital shares outstanding	13,125
Net asset value per share	$52.78

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$7,285
Interest	275
Total investment income	7,560

Expenses:
Management fees	13,812
Investor service fees	3,836
Transfer agent and administrative fees	5,001
Licensing fees	4,011
Professional fees	1,932
Portfolio accounting fees	1,535
Trustees’ fees*	297
Custodian fees	218
Miscellaneous	127
Total expenses	30,769
Less:
Expenses reimbursed by Adviser	(372)
Expenses waived by Adviser	(853)
Total waived/reimbursed expenses	(1,225)
Net expenses	29,544
Net investment loss	(21,984)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(602)
Swap agreements	(33,194)
Futures contracts	(168,219)
Net realized loss	(202,015)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2)
Investments in affiliated issuers	(2,385)
Swap agreements	(2,479)
Futures contracts	(44,297)
Net change in unrealized appreciation (depreciation)	(49,163)
Net realized and unrealized loss	(251,178)
Net decrease in net assets resulting from operations	$(273,162)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,984)	$(15,662)
Net realized gain (loss) on investments	(202,015)	124,442
Net change in unrealized appreciation (depreciation) on investments	(49,163)	45,512
Net increase (decrease) in net assets resulting from operations	(273,162)	154,292

Distributions to shareholders	—	(3,015)

Capital share transactions:
Proceeds from sale of shares	4,396,884	38,842,654
Distributions reinvested	—	3,015
Cost of shares redeemed	(5,762,566)	(37,252,358)
Net increase (decrease) from capital share transactions	(1,365,682)	1,593,311
Net increase (decrease) in net assets	(1,638,844)	1,744,588

Net assets:
Beginning of year	2,331,624	587,036
End of year	$692,780	$2,331,624

Capital share activity:
Shares sold	76,350	675,499
Shares issued from reinvestment of distributions	—	54
Shares redeemed	(101,223)	(648,006)
Net increase (decrease) in shares	(24,873)	27,547

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$61.36	$56.17	$59.56	$67.40	$56.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	(.76)	.28	.40	(.14)
Net gain (loss) on investments (realized and unrealized)	(7.75)	6.19	(3.17)	(8.24)	11.05
Total from investment operations	(8.58)	5.43	(2.89)	(7.84)	10.91
Less distributions from:
Net investment income	—	(.24)	(.50)	—	—
Total distributions	—	(.24)	(.50)	—	—
Net asset value, end of period	$52.78	$61.36	$56.17	$59.56	$67.40

Total Return[b]	(13.98%)	9.69%	(4.85%)	(11.63%)	19.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$693	$2,332	$587	$582	$779
Ratios to average net assets:
Net investment income (loss)	(1.43%)	(1.35%)	0.50%	0.61%	(0.22%)
Total expenses[c]	2.00%	2.00%	2.08%	1.82%	1.80%
Net expenses[d]	1.93%	1.96%	2.00%	1.81%	1.80%
Portfolio turnover rate	93%	129%	187%	213%	367%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

THE RYDEX FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment

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transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.07% at December 31, 2021.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

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Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$5,969,353	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	10,309,209	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,870,460	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,557,008

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$811,015	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	424,304

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2021
Europe 1.25x Strategy Fund	$56,501	$9,589	$—	$66,090
Japan 2x Strategy Fund	7,939	—	—	7,939
Weakening Dollar 2x Strategy Fund	—	4,816	1,380	6,196

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2021
Japan 2x Strategy Fund	$—	$29,243	$—	$29,243
Strengthening Dollar 2x Strategy Fund	—	36,829	5,070	41,899

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$441,160	$(294,012)	$—	$147,148
Japan 2x Strategy Fund	431,363	(509,062)	—	(77,699)
Strengthening Dollar 2x Strategy Fund	—	176,356	42,397	218,753
Weakening Dollar 2x Strategy Fund	—	(168,219)	(33,194)	(201,413)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$43,970	$1,724	$—	$45,694
Japan 2x Strategy Fund	(190,061)	(70,651)	—	(260,712)
Strengthening Dollar 2x Strategy Fund	—	(4,267)	(681)	(4,948)
Weakening Dollar 2x Strategy Fund	—	(44,297)	(2,479)	(46,776)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from

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or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$1,380	$—	$1,380	$—	$—	$1,380

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$5,070	$—	$5,070	$(5,070)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	$76,920	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$1,630
Japan 2x Strategy Fund	1,565
Strengthening Dollar 2x Strategy Fund	1,412
Weakening Dollar 2x Strategy Fund	853

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GI has contractually agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement is effective June 1, 2021 and the end of the initial term is August 1, 2022. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bill
0.05%			0.00%
Due 01/03/22	$49,381,431	$49,381,637	Due 03/24/22	$42,951,000	$42,945,030

			U.S. Treasury Notes
			0.25% - 1.88%
			Due 04/30/22 - 05/31/25	7,448,600	7,424,085
				50,399,600	50,369,115

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 01/03/22	20,422,689	20,422,706	Due 04/15/25	19,484,213	20,831,249

BofA Securities, Inc.			U.S. Treasury Note
0.02%			0.50%
Due 01/03/22	18,566,081	18,566,112	Due 06/30/27	19,794,100	18,937,411

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the

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borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$46,256	$(46,256)	$—	$49,138	$—	$49,138
S&P MidCap 400® Pure Growth Fund	108,176	(108,176)	—	115,577	—	115,577
S&P SmallCap 600® Pure Growth Fund	50,187	(50,187)	—	50,897	—	50,897
S&P SmallCap 600® Pure Value Fund	25,296	(25,296)	—	26,466	—	26,466
Europe 1.25x Strategy Fund	22,016	(22,016)	—	22,531	—	22,531

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$180,112	$—	$180,112
S&P 500® Pure Value Fund	221,197	91,396	312,593
S&P MidCap 400® Pure Growth Fund	1,304,465	202,314	1,506,779
S&P MidCap 400® Pure Value Fund	658,976	—	658,976
S&P SmallCap 600® Pure Growth Fund	65,305	—	65,305
Europe 1.25x Strategy Fund	7,486	—	7,486

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$4,645,829	$2,219,457	$6,865,286
S&P 500® Pure Value Fund	1,768,964	—	1,768,964
S&P MidCap 400® Pure Growth Fund	—	549,822	549,822
S&P MidCap 400® Pure Value Fund	307,126	—	307,126
S&P SmallCap 600® Pure Growth Fund	—	448,156	448,156
Europe 1.25x Strategy Fund	34,978	—	34,978
Japan 2x Strategy Fund	16,959	—	16,959
Strengthening Dollar 2x Strategy Fund	13,811	—	13,811
Weakening Dollar 2x Strategy Fund	3,015	—	3,015

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$576,892	$3,790,097	$13,653,827	$—	$18,020,816
S&P 500® Pure Value Fund	2,171,810	1,061,345	5,519,572	—	8,752,727
S&P MidCap 400® Pure Growth Fund	—	1,947,173	2,914,379	—	4,861,552
S&P MidCap 400® Pure Value Fund	1,705,922	466,656	2,029,894	—	4,202,472
S&P SmallCap 600® Pure Growth Fund	839,927	738,066	2,268,426	—	3,846,419
S&P SmallCap 600® Pure Value Fund	1,491,890	—	1,237,680	—	2,729,570
Europe 1.25x Strategy Fund	—	—	47,209	(841,092)	(793,883)
Japan 2x Strategy Fund	—	—	349	(1,350,173)	(1,349,824)
Strengthening Dollar 2x Strategy Fund	—	—	(3,608)	(1,110,003)	(1,113,611)
Weakening Dollar 2x Strategy Fund	—	—	394	(1,494,474)	(1,494,080)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Europe 1.25x Strategy Fund	$(742,643)	$(98,449)	$(841,092)
Japan 2x Strategy Fund	(538,806)	(811,367)	(1,350,173)
Strengthening Dollar 2x Strategy Fund	(450,136)	(659,867)	(1,110,003)
Weakening Dollar 2x Strategy Fund	(616,308)	(878,166)	(1,494,474)

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P SmallCap 600® Pure Value Fund	$2,673,655
Europe 1.25x Strategy Fund	135,077
Strengthening Dollar 2x Strategy Fund	213,924

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$449,679	$(449,679)
S&P 500® Pure Value Fund	742,539	(742,539)
S&P MidCap 400® Pure Growth Fund	1,052,989	(1,052,989)
S&P MidCap 400® Pure Value Fund	924,761	(924,761)
S&P SmallCap 600® Pure Growth Fund	900,442	(900,442)
S&P SmallCap 600® Pure Value Fund	327,033	(327,033)
Europe 1.25x Strategy Fund	(23,750)	23,750
Japan 2x Strategy Fund	(25,520)	25,520
Strengthening Dollar 2x Strategy Fund	(30,052)	30,052
Weakening Dollar 2x Strategy Fund	(21,984)	21,984

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$39,227,928	$13,967,524	$(313,697)	$13,653,827
S&P 500® Pure Value Fund	24,874,158	5,581,398	(61,826)	5,519,572
S&P MidCap 400® Pure Growth Fund	15,765,636	2,977,334	(62,955)	2,914,379
S&P MidCap 400® Pure Value Fund	11,844,839	2,063,350	(33,456)	2,029,894
S&P SmallCap 600® Pure Growth Fund	10,728,011	2,417,673	(149,247)	2,268,426
S&P SmallCap 600® Pure Value Fund	13,967,371	1,422,319	(184,639)	1,237,680
Europe 1.25x Strategy Fund	1,948,740	49,578	(2,521)	47,057
Japan 2x Strategy Fund	1,717,290	12,838	(12,489)	349
Strengthening Dollar 2x Strategy Fund	3,974,989	87	(3,695)	(3,608)
Weakening Dollar 2x Strategy Fund	719,110	394	—	394

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$71,412,040	$64,574,677
S&P 500® Pure Value Fund	58,132,130	61,536,903
S&P MidCap 400® Pure Growth Fund	31,264,649	35,976,082
S&P MidCap 400® Pure Value Fund	40,138,925	46,748,952
S&P SmallCap 600® Pure Growth Fund	36,379,878	42,148,012
S&P SmallCap 600® Pure Value Fund	74,591,199	73,610,205
Europe 1.25x Strategy Fund	6,046,164	5,761,943
Japan 2x Strategy Fund	514,329	665,000
Strengthening Dollar 2x Strategy Fund	2,804,865	1,450,000
Weakening Dollar 2x Strategy Fund	602,742	1,140,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$7,178,655	$9,691,764	$41,450
S&P 500® Pure Value Fund	10,616,083	9,986,927	380,615
S&P MidCap 400® Pure Growth Fund	3,801,193	2,560,219	154,279
S&P MidCap 400® Pure Value Fund	4,200,041	7,954,433	837,606
S&P SmallCap 600® Pure Growth Fund	5,760,373	3,422,175	87,726
S&P SmallCap 600® Pure Value Fund	6,104,352	8,894,649	621,278
Europe 1.25x Strategy Fund	843,807	932,430	29,017

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2021. The Funds did not have any borrowings outstanding under this agreement at December 31, 2021.

The average daily balances borrowed for the year ended December 31, 2021, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$542
S&P 500® Pure Value Fund	1,627
S&P MidCap 400® Pure Growth Fund	364
S&P MidCap 400® Pure Value Fund	60
S&P SmallCap 600® Pure Growth Fund	523
S&P SmallCap 600® Pure Value Fund	9,200

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Variable Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 28, 2022

98 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2021, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
S&P 500® Pure Growth Fund	100.00%
S&P 500® Pure Value Fund	100.00%
S&P MidCap 400® Pure Value Fund	19.28%

With respect to the taxable year ended December 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$—	$449,679
S&P 500® Pure Value Fund	91,396	742,539
S&P MidCap 400® Pure Growth Fund	202,314	1,243,225
S&P MidCap 400® Pure Value Fund	—	924,777
S&P SmallCap 600® Pure Growth Fund	—	901,557

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 99

OTHER INFORMATION (Unaudited) (continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

100 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	156

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	155

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	155

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	156

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	155

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

102 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

155

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	155	Former: Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

104 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

THE RYDEX FUNDS ANNUAL REPORT | 105

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

106 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 107

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

108 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 109

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020 were $917,395, and $917,395, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2021 and December 31, 2020 were $279,987 and $273,082, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $279,987, and $273,082, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 10, 2022

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	March 10, 2022

*	Print the name and title of each signing officer under his or her signature.